UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-21265

            Invesco Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                           Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

                             Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-983-0903

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

April 30, 2020

PWC	Invesco Dynamic Market ETF

PRF	Invesco FTSE RAFI US 1000 ETF

PRFZ	Invesco FTSE RAFI US 1500 Small-Mid ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Although the S&P 500 Index, considered representative of the US stock market, posted modest gains for the second quarter of 2019, US equities experienced increased volatility. After four consecutive months of rising stock prices, markets sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the US Federal Reserve (the “Fed”) cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. Cyclical sectors, where company performance tends to be closely linked to macroeconomic changes in the business cycle, were the hardest hit. At the close of the fiscal year in April, US unemployment numbers continued to climb, with over 30 million Americans seeking unemployment benefits since March 2020.3 In addition, the second gross domestic product estimate for the first quarter of 2020 saw the economy shrink by 5.0%, the sharpest drop since the 2008 financial crisis.2

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis
[3]	Source: The Associated Press

3

PWC	Manager’s Analysis
Invesco Dynamic Market ETF (PWC)

As an index fund, the Invesco Dynamic Market ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Market IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”), compiles and maintains the Index, which is composed of U.S. stocks that the Index Provider includes pursuant to a proprietary selection methodology. Stocks are selected from the top of each sector and size category in a manner designed to produce an index with sector and size dispersion similar to the overall broad market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (16.32)%. On a net asset value (“NAV”) basis, the Fund returned (15.04)%. During the same time period, the Index returned (14.49)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, as well as trading costs around the rebalances that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the industrial sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection in the information technology, consumer discretionary, and industrial sectors.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the consumer staples and communication services sectors, respectively. The industrial sector detracted most significantly from the Fund’s return, followed by the financials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Sprint Corp., a communication services company (no longer held at fiscal year-end), and Oracle Corp., an information technology company (portfolio average weight of 1.44%). Positions that detracted most significantly from the Fund’s return during this period included Howmet Aerospace Inc., an industrials company (portfolio average weight of 0.80%), and General Electric Co., an industrials company (portfolio average weight of 0.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	25.75
Health Care	15.89
Financials	11.86
Communication Services	11.04
Consumer Discretionary	10.30
Consumer Staples	8.13
Industrials	7.28
Energy	3.44
Utilities	3.30
Materials	2.92
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Electronic Arts, Inc.	4.52
Apple, Inc.	4.03
Oracle Corp.	3.91
QUALCOMM, Inc.	3.89
AT&T, Inc.	3.47
Lam Research Corp.	3.35
Applied Materials, Inc.	3.27
Eli Lilly and Co.	3.19
Amgen, Inc.	3.13
Procter & Gamble Co. (The)	2.98
Total	35.74

*	Excluding money market fund holdings.

4

Invesco Dynamic Market ETF (PWC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Market IntellidexSM Index	(14.49)%	1.65%	5.02%	4.52%	24.72%	9.59%	149.85%	8.69%	312.14%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	9.25	349.88
Fund
NAV Return	(15.04)	0.97	2.93	3.81	20.57	8.84	133.33	7.99	269.55
Market Price Return	(16.32)	0.42	1.26	3.49	18.71	8.67	129.58	7.89	263.50

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PRF	Manager’s Analysis
Invesco FTSE RAFI US 1000 ETF (PRF)

As an index fund, the Invesco FTSE RAFI US 1000 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is composed of 1,000 common stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of the largest U.S. companies based on the following four fundamental measures: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (9.06)%. On a net asset value (“NAV”) basis, the Fund returned (9.18)%. During the same time period, the Index returned (8.96)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by cash held by the Fund in order to pay the March Fund distribution, which also coincided with the market decline.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 0.09%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S.

large-cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its overweight allocation and security selection in the financials sector along with its underweight allocation and security selection in the consumer discretionary sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology sector. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Apple, Inc., an information technology company (portfolio average weight of 3.20%), and Microsoft Corp., an information technology company (portfolio average weight of 1.88%). Positions that detracted most significantly from the Fund’s return during this period included Wells Fargo & Co., a financials company (portfolio average weight of 1.35%), and Exxon Mobil Corp., an energy company (portfolio average weight of 2.02%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	16.47
Information Technology	14.27
Health Care	13.75
Consumer Staples	9.23
Industrials	9.20
Communication Services	9.10
Consumer Discretionary	8.90
Energy	7.80
Utilities	4.53
Materials	3.58
Real Estate	3.10
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Apple, Inc.	2.81
Exxon Mobil Corp.	2.23
AT&T, Inc.	2.00
Berkshire Hathaway, Inc., Class B	1.96
Microsoft Corp.	1.90
Verizon Communications, Inc.	1.78
JPMorgan Chase & Co.	1.58
Chevron Corp.	1.58
Johnson & Johnson	1.41
Pfizer, Inc.	1.26
Total	18.51

*	Excluding money market fund holdings.

6

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US 1000 Index	(8.96)%	3.09%	9.57%	5.05%	27.91%	9.60%	150.00%	7.74%	191.64%
Russell 1000® Index	0.09	8.68	28.36	8.74	52.02	11.57	198.76	8.26	212.57
Fund
NAV Return	(9.18)	2.77	8.53	4.69	25.76	9.20	141.20	7.30	175.26
Market Price Return	(9.06)	2.81	8.66	4.72	25.95	9.21	141.37	7.33	176.32

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

PRFZ	Manager’s Analysis
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

As an index fund, the Invesco FTSE RAFI US 1500 Small-Mid ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US Mid Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

The Index is composed of 1,500 common stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of small- and medium-sized U.S. companies based on the following four fundamental measures of firm size: book value, sales, cash flow and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (20.62)%. On a net asset value (“NAV”) basis, the Fund returned (20.65)%. During the same time period, the Index returned (20.51)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned (16.39)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,970 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S.

small-cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the health care sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation and security selection in the health care sector along with its overweight allocation and security selection in the industrials sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Nordic American Tankers Ltd., an energy company (portfolio average weight 0.15%), and Wayfair, Inc., Class A., a consumer discretionary company (portfolio average weight 0.07%). Positions that detracted most significantly from the Fund’s return during this period included Diamond Offshore Drilling, Inc., an energy company (no longer held at fiscal year-end), and Redwood Trust, Inc., a financials company (portfolio average weight 0.16%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	17.52
Industrials	16.72
Information Technology	15.69
Consumer Discretionary	12.42
Health Care	11.48
Real Estate	6.12
Energy	5.39
Materials	5.38
Communication Services	3.96
Consumer Staples	3.55
Utilities	1.75
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Nordic American Tankers Ltd.	0.30
West Pharmaceutical Services, Inc.	0.28
Royal Gold, Inc.	0.27
Herbalife Nutrition Ltd.	0.24
Arista Networks, Inc.	0.24
IDEXX Laboratories, Inc.	0.24
LogMeIn, Inc.	0.24
IPG Photonics Corp.	0.24
Cirrus Logic, Inc.	0.23
MAXIMUS, Inc.	0.23
Total	2.51

*	Excluding money market fund holdings.

8

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US Mid Small 1500 Index	(20.51)%	(2.86)%	(8.33)%	1.48%	7.65%	7.16%	99.69%	6.84%	146.15%
Russell 2000® Index	(16.39)	(0.82)	(2.44)	2.88	15.27	7.69	109.84	5.80	115.35
Fund
NAV Return	(20.65)	(3.06)	(8.91)	1.27	6.50	6.93	95.37	6.59	138.37
Market Price Return	(20.62)	(3.02)	(8.79)	1.28	6.56	6.94	95.60	6.60	138.57

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco Dynamic Market ETF (PWC)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-11.04%
AT&T, Inc.	131,887	$4,018,597
Central European Media Enterprises Ltd., Class A (Czech Republic)(b)	306,643	1,192,841
Discovery, Inc., Class A(b)(c)	54,641	1,225,051
Electronic Arts, Inc.(b)	45,869	5,240,992
Omnicom Group, Inc.	19,395	1,106,097

		12,783,578

Consumer Discretionary-10.30%
Asbury Automotive Group, Inc.(b)	4,638	313,065
Best Buy Co., Inc.	31,143	2,389,602
Cavco Industries, Inc.(b)	2,005	310,133
Gentex Corp.	15,354	372,181
Helen of Troy Ltd.(b)	2,356	387,044
Malibu Boats, Inc., Class A(b)	9,582	329,429
Meritage Homes Corp.(b)	6,388	335,753
NVR, Inc.(b)	651	2,018,100
PulteGroup, Inc.	58,456	1,652,551
Sonic Automotive, Inc., Class A	15,055	322,629
Target Corp.	23,136	2,538,945
Tempur Sealy International, Inc.(b)	5,392	289,820
TopBuild Corp.(b)	3,928	366,050
TRI Pointe Group, Inc.(b)	26,276	301,649

		11,926,951

Consumer Staples-8.13%
Brown-Forman Corp., Class B	7,570	470,854
Campbell Soup Co.	10,353	517,443
General Mills, Inc.	9,436	565,122
Herbalife Nutrition Ltd.(b)	14,684	548,447
Hershey Co. (The)	21,848	2,893,331
Lamb Weston Holdings, Inc.	5,289	324,533
Procter & Gamble Co. (The)	29,251	3,447,815
USANA Health Sciences, Inc.(b)	7,271	648,719

		9,416,264

Energy-3.44%
Cosan Ltd., Class A (Brazil)(b)	20,201	269,481
Global Partners L.P.	20,393	242,881
Pioneer Natural Resources Co.	13,875	1,239,176
Talos Energy, Inc.(b)	26,277	299,295
Valero Energy Corp.	25,723	1,629,552
World Fuel Services Corp.	12,302	307,550

		3,987,935

Financials-11.86%
1st Source Corp.	9,730	337,923
Bank of America Corp.	67,831	1,631,336
Bank of New York Mellon Corp. (The)	48,240	1,810,930
Camden National Corp.	9,852	322,653
Capital One Financial Corp.	22,169	1,435,664
Citizens Financial Group, Inc.	60,962	1,364,939
City Holding Co.	5,732	387,426
Community Trust Bancorp, Inc.	10,870	368,493
Essent Group Ltd.	9,569	261,425
F.N.B. Corp.	40,561	328,139
Flagstar Bancorp, Inc.	12,678	328,487
Jefferies Financial Group, Inc.	21,227	291,234

	Shares	Value
Financials-(continued)
MetLife, Inc.	45,014	$1,624,105
Peoples Bancorp, Inc.	14,458	351,474
Popular, Inc.	8,703	335,849
QCR Holdings, Inc.	10,702	329,408
T. Rowe Price Group, Inc.	16,484	1,906,045
Western Alliance Bancorporation	8,838	317,107

		13,732,637

Health Care-15.89%
Allscripts Healthcare Solutions, Inc.(b)	60,709	394,609
AmerisourceBergen Corp.	35,675	3,198,620
Amgen, Inc.	15,177	3,630,642
AMN Healthcare Services, Inc.(b)	6,488	304,806
Cardinal Health, Inc.	59,115	2,925,010
China Biologic Products Holdings, Inc. (China)(b)	4,165	434,160
Eli Lilly and Co.	23,912	3,697,752
Henry Schein, Inc.(b)	7,681	419,075
Horizon Therapeutics PLC(b)	14,099	508,128
Innoviva, Inc.(b)	35,571	504,397
Molina Healthcare, Inc.(b)	3,867	634,072
National Research Corp.	8,204	423,244
Prestige Consumer Healthcare, Inc.(b)	12,754	518,960
Select Medical Holdings Corp.(b)	19,673	335,818
Taro Pharmaceutical Industries Ltd.(b)	6,869	474,717

		18,404,010

Industrials-7.28%
AerCap Holdings N.V. (Ireland)(b)	9,045	254,345
Barnes Group, Inc.	8,698	333,829
CSX Corp.	40,718	2,696,753
EMCOR Group, Inc.	6,016	382,196
General Electric Co.	282,602	1,921,694
Gibraltar Industries, Inc.(b)	9,681	448,230
HNI Corp.	14,149	344,387
Howmet Aerospace, Inc.	96,665	1,263,412
MasTec, Inc.(b)	9,003	323,208
Vectrus, Inc.(b)	9,008	468,506

		8,436,560

Information Technology-25.75%
Amkor Technology, Inc.(b)	84,545	835,305
Anixter International, Inc.(b)	8,776	814,939
Apple, Inc.	15,887	4,667,601
Applied Materials, Inc.	76,242	3,787,703
Entegris, Inc.	16,540	896,964
Flex Ltd.(b)	74,154	723,743
Lam Research Corp.	15,210	3,882,809
Oracle Corp.	85,572	4,532,749
Plexus Corp.(b)	12,757	799,736
QUALCOMM, Inc.	57,228	4,502,127
Sapiens International Corp. N.V. (Israel)	35,683	882,797
Seagate Technology PLC	17,541	876,173
Super Micro Computer, Inc.(b)	32,794	750,983
SYNNEX Corp.	6,675	584,463
Tech Data Corp.(b)	5,938	835,120
Xerox Holdings Corp.	24,966	456,628

		29,829,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Dynamic Market ETF (PWC)–(continued)

April 30, 2020

	Shares	Value
Materials-2.92%
Axalta Coating Systems Ltd.(b)	13,512	$266,727
Ecolab, Inc.	13,168	2,548,008
Innospec, Inc.	4,096	297,042
Worthington Industries, Inc.	10,469	276,800

		3,388,577

Utilities-3.30%
MDU Resources Group, Inc.	22,439	503,980
NRG Energy, Inc.	18,979	636,366
Sempra Energy	21,661	2,682,715

		3,823,061

Total Common Stocks & Other Equity Interests (Cost $130,156,387)		115,729,413

Money Market Funds-0.12%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $135,343)	135,343	135,343

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $130,291,730)		115,864,756

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.52%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $608,433)	608,433	$608,433

TOTAL INVESTMENTS IN SECURITIES-100.55% (Cost $130,900,163)		116,473,189
OTHER ASSETS LESS LIABILITIES-(0.55)%		(642,021)

NET ASSETS-100.00%.		$115,831,168

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$175,671	$11,245,336	$(11,285,664)	$-	$-	$135,343	$6,254

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	4,307,129	20,912,241	(25,219,370)	-	-	-	19,153
Invesco Liquid Assets Portfolio, Institutional Class*	1,435,710	6,351,505	(7,787,285)	-	70	-	6,843
Invesco Private Government Fund	-	989,044	(380,611)	-	-	608,433	-

Total	$5,918,510	$39,498,126	$(44,672,930)	$-	$70	$743,776	$32,250

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco FTSE RAFI US 1000 ETF (PRF)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-9.10%
Activision Blizzard, Inc.	62,755	$3,999,376
Alphabet, Inc., Class A(b)	19,988	26,917,840
Alphabet, Inc., Class C(b)	19,721	26,596,924
Altice USA, Inc., Class A(b)	93,555	2,429,623
AMC Entertainment Holdings, Inc., Class A(c)	86,546	425,806
AMC Networks, Inc., Class A(b)	21,820	520,407
AT&T, Inc.	2,628,990	80,105,325
CenturyLink, Inc.	944,815	10,033,935
Charter Communications, Inc., Class A(b)	20,118	9,963,037
Cinemark Holdings, Inc.	38,303	546,967
Comcast Corp., Class A	898,975	33,828,429
Discovery, Inc., Class A(b)	33,189	744,097
Discovery, Inc., Class C(b)	71,163	1,452,437
DISH Network Corp., Class A(b)	70,954	1,774,914
Electronic Arts, Inc.(b)	23,095	2,638,835
Facebook, Inc., Class A(b)	125,727	25,737,574
Fox Corp., Class A	77,483	2,004,485
Fox Corp., Class B	35,727	913,182
GCI Liberty, Inc.(b)	11,935	726,006
IAC/InterActiveCorp.(b)	4,215	941,968
Interpublic Group of Cos., Inc. (The)	101,843	1,729,294
John Wiley & Sons, Inc., Class A	15,375	577,331
Liberty Broadband Corp., Class A(b)	1,861	223,357
Liberty Broadband Corp., Class C(b)	7,872	965,737
Liberty Global PLC, Class A (United Kingdom)(b)	103,495	2,009,873
Liberty Global PLC, Class C (United Kingdom)(b)	246,229	4,508,453
Liberty Latin America Ltd., Class A (Chile)(b)	19,030	203,621
Liberty Latin America Ltd., Class C (Chile)(b)	46,950	485,463
Liberty Media Corp.-Liberty Formula One, Class A(b)	3,424	103,576
Liberty Media Corp.-Liberty Formula One, Class C(b)	26,769	861,694
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	21,669	730,462
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	39,815	1,356,497
Lions Gate Entertainment Corp., Class A(b)	21,884	156,252
Lions Gate Entertainment Corp., Class B(b)	49,292	329,271
Live Nation Entertainment, Inc.(b)	15,123	678,569
Meredith Corp.	21,074	312,528
Netflix, Inc.(b)	7,189	3,018,302
News Corp., Class A	120,865	1,197,772
News Corp., Class B	37,929	387,634
Nexstar Media Group, Inc., Class A	6,791	475,642
Omnicom Group, Inc.	60,546	3,452,939
Sinclair Broadcast Group, Inc., Class A	27,053	477,486
Spotify Technology S.A.(b)	4,211	638,261
Take-Two Interactive Software, Inc.(b)	6,552	793,120
TEGNA, Inc.	55,181	591,540
Telephone & Data Systems, Inc.	72,936	1,431,004
T-Mobile US, Inc.(b)	82,434	7,237,721
Twitter, Inc.(b)	43,505	1,247,724

	Shares	Value
Communication Services-(continued)
Verizon Communications, Inc.	1,242,603	$71,387,542
ViacomCBS, Inc., Class B	137,375	2,371,093
Walt Disney Co. (The)	203,778	22,038,591
Yandex N.V., Class A (Russia)(b)	19,871	750,726

		365,030,242

Consumer Discretionary-8.90%
Aaron’s, Inc.	17,106	545,852
Abercrombie & Fitch Co., Class A	53,097	561,766
Adient PLC(b)	90,942	1,362,311
Advance Auto Parts, Inc.	13,710	1,657,676
Amazon.com, Inc.(b)	15,490	38,322,260
American Axle & Manufacturing Holdings, Inc.(b)	186,610	806,155
American Eagle Outfitters, Inc.	70,139	557,605
Aptiv PLC	42,268	2,939,739
Aramark	67,042	1,830,917
Asbury Automotive Group, Inc.(b)	11,744	792,720
Autoliv, Inc. (Sweden)	26,651	1,599,593
AutoNation, Inc.(b)	49,665	1,849,525
AutoZone, Inc.(b)	2,893	2,951,786
Bed Bath & Beyond, Inc.(c)	192,905	1,194,082
Best Buy Co., Inc.	70,174	5,384,451
Big Lots, Inc.	36,427	854,213
Bloomin’ Brands, Inc.	30,481	367,296
Booking Holdings, Inc.(b)	3,453	5,112,408
BorgWarner, Inc.	80,465	2,298,885
Brinker International, Inc.	18,702	435,383
Brunswick Corp.	17,396	830,137
Burlington Stores, Inc.(b)	5,099	931,536
Caesars Entertainment Corp.(b)	122,495	1,183,302
Capri Holdings Ltd.(b)	67,001	1,021,765
CarMax, Inc.(b)	36,958	2,721,957
Carnival Corp.	162,948	2,590,873
Carter’s, Inc.	8,885	694,807
Chipotle Mexican Grill, Inc.(b)	1,269	1,114,880
Cooper Tire & Rubber Co.	27,279	578,042
Cooper-Standard Holdings, Inc.(b)	33,563	431,285
Core-Mark Holding Co., Inc.	33,080	950,719
Cracker Barrel Old Country Store, Inc.	6,338	617,321
D.R. Horton, Inc.	52,908	2,498,316
Dana, Inc.	82,393	947,519
Darden Restaurants, Inc.	20,783	1,533,578
Deckers Outdoor Corp.(b)	3,220	479,007
Delphi Technologies PLC(b)	65,014	649,490
Designer Brands, Inc., Class A	42,963	272,815
Dick’s Sporting Goods, Inc.	28,268	830,797
Dollar General Corp.	30,372	5,324,212
Dollar Tree, Inc.(b)	48,001	3,824,240
Domino’s Pizza, Inc.	2,070	749,195
Dunkin’ Brands Group, Inc.	8,828	554,752
eBay, Inc.	106,395	4,237,713
Expedia Group, Inc.	22,094	1,568,232
Extended Stay America, Inc.	86,673	942,136
Foot Locker, Inc.	54,325	1,392,350
Ford Motor Co.	4,500,481	22,907,448
GameStop Corp., Class A(c)	461,151	2,642,395
Gap, Inc. (The)	152,075	1,234,849

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2020

	Shares	Value
Consumer Discretionary-(continued)
Garmin Ltd.	19,330	$1,568,823
Garrett Motion, Inc. (Switzerland)(b)	93,209	507,989
General Motors Co.	918,995	20,484,399
Gentex Corp.	35,528	861,199
Genuine Parts Co.	39,071	3,097,549
G-III Apparel Group Ltd.(b)	25,025	283,533
Goodyear Tire & Rubber Co. (The)	345,924	2,480,275
Graham Holdings Co., Class B	1,397	544,844
Group 1 Automotive, Inc.	13,393	757,910
H&R Block, Inc.	64,733	1,077,804
Hanesbrands, Inc.	121,438	1,207,094
Harley-Davidson, Inc.	66,675	1,455,515
Hasbro, Inc.	20,405	1,473,445
Hilton Worldwide Holdings, Inc.	16,756	1,268,597
Home Depot, Inc. (The)	119,337	26,233,853
International Game Technology PLC(c)	65,835	496,396
KB Home	17,385	456,182
Kohl’s Corp.	116,756	2,155,316
Kontoor Brands, Inc.	18,766	364,248
L Brands, Inc.	182,904	2,174,729
Las Vegas Sands Corp.	77,097	3,702,198
Laureate Education, Inc., Class A(b)	33,683	318,978
Lear Corp.	32,962	3,218,739
Leggett & Platt, Inc.	32,684	1,148,189
Lennar Corp., Class A	51,161	2,561,631
Lithia Motors, Inc., Class A	9,945	1,099,519
LKQ Corp.(b)	83,073	2,172,359
Lowe’s Cos., Inc.	114,861	12,031,690
lululemon athletica, inc.(b)	3,619	808,774
Macy’s, Inc.(c)	418,288	2,451,168
Marriott International, Inc., Class A	25,852	2,350,981
Marriott Vacations Worldwide Corp.	7,247	601,501
Mattel, Inc.(b)(c)	159,516	1,390,980
McDonald’s Corp.	82,094	15,397,551
Meritage Homes Corp.(b)	11,254	591,510
MGM Resorts International	111,062	1,869,173
Michaels Cos., Inc. (The)(b)(c)	146,585	445,618
Mohawk Industries, Inc.(b)	22,715	1,992,560
Murphy USA, Inc.(b)	18,156	1,939,061
Newell Brands, Inc.	120,005	1,665,669
NIKE, Inc., Class B	86,995	7,584,224
Nordstrom, Inc.(c)	67,629	1,270,073
Norwegian Cruise Line Holdings Ltd.(b)	62,328	1,022,179
NVR, Inc.(b)	385	1,193,500
Office Depot, Inc.	657,627	1,459,932
O’Reilly Automotive, Inc.(b)	6,545	2,528,595
Penn National Gaming, Inc.(b)(c)	28,562	508,975
Penske Automotive Group, Inc.	24,199	870,680
Polaris, Inc.	15,473	1,097,500
PulteGroup, Inc.	46,623	1,318,032
PVH Corp.	26,879	1,323,253
Qurate Retail, Inc., Class A(b)	383,321	3,087,651
Ralph Lauren Corp.	12,417	916,126
Ross Stores, Inc.	28,790	2,630,254
Royal Caribbean Cruises Ltd.	39,985	1,870,098
Sally Beauty Holdings, Inc.(b)	75,856	736,562
Service Corp. International	23,813	874,890
ServiceMaster Global Holdings, Inc.(b)	22,632	770,620
Signet Jewelers Ltd.(c)	45,983	462,589
Six Flags Entertainment Corp.	31,955	639,420

	Shares	Value
Consumer Discretionary-(continued)
Skechers U.S.A., Inc., Class A(b)	27,788	$783,066
Sonic Automotive, Inc., Class A	23,178	496,705
Starbucks Corp.	103,995	7,979,536
Tapestry, Inc.	100,732	1,498,892
Target Corp.	140,525	15,421,213
Taylor Morrison Home Corp., Class A(b)	40,067	582,975
Tenneco, Inc., Class A(c)	99,520	516,509
Tesla, Inc.(b)	2,163	1,691,206
Thor Industries, Inc.	15,167	1,004,055
Tiffany & Co.	15,211	1,924,191
TJX Cos., Inc. (The)	139,346	6,834,921
Toll Brothers, Inc.	29,645	712,073
Tractor Supply Co.	17,325	1,757,275
TRI Pointe Group, Inc.(b)	50,054	574,620
Tupperware Brands Corp.(c)	148,101	476,885
Ulta Beauty, Inc.(b)	5,383	1,173,063
Under Armour, Inc., Class A(b)	34,227	356,645
Under Armour, Inc., Class C(b)	34,350	318,425
Urban Outfitters, Inc.(b)(c)	27,606	478,688
Vail Resorts, Inc.	3,990	682,290
VF Corp.	41,712	2,423,467
Visteon Corp.(b)	22,068	1,330,700
Whirlpool Corp.	28,515	3,186,266
Williams-Sonoma, Inc.	20,502	1,267,844
Wyndham Destinations, Inc.	18,959	484,782
Wynn Resorts Ltd.	18,865	1,613,523
Yum China Holdings, Inc. (China)	38,350	1,858,441
Yum! Brands, Inc.	33,569	2,901,369

		356,882,618

Consumer Staples-9.23%
Altria Group, Inc.	521,969	20,487,283
Archer-Daniels-Midland Co.	292,582	10,866,496
B&G Foods, Inc.(c)	52,516	1,019,861
BJ’s Wholesale Club Holdings, Inc.(b)	76,648	2,016,609
Brown-Forman Corp., Class B	24,931	1,550,708
Bunge Ltd.	93,022	3,690,183
Campbell Soup Co.	34,094	1,704,018
Casey’s General Stores, Inc.	7,506	1,136,483
Church & Dwight Co., Inc.	22,475	1,573,025
Clorox Co. (The)	15,382	2,867,820
Coca-Cola Co. (The)	461,615	21,183,512
Coca-Cola European Partners PLC (United Kingdom)	49,704	1,970,267
Colgate-Palmolive Co.	104,941	7,374,204
Conagra Brands, Inc.	115,319	3,856,267
Constellation Brands, Inc., Class A	18,844	3,103,418
Costco Wholesale Corp.	69,201	20,967,903
Coty,Inc., Class A	91,680	499,656
Darling Ingredients, Inc.(b)	42,175	868,383
Edgewell Personal Care Co.(b)	19,319	533,398
Estee Lauder Cos., Inc. (The), Class A	13,018	2,296,375
Flowers Foods, Inc.	47,594	1,060,394
General Mills, Inc.	140,848	8,435,387
Hain Celestial Group, Inc. (The)(b)	23,047	595,535
Hershey Co. (The)	17,228	2,281,504
Hormel Foods Corp.	38,237	1,791,403
Ingredion, Inc.	19,541	1,586,729
JM Smucker Co. (The)	30,911	3,551,983
Kellogg Co.	54,428	3,565,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2020

	Shares	Value
Consumer Staples-(continued)
Keurig Dr Pepper, Inc.	36,613	$968,780
Kimberly-Clark Corp.	54,860	7,597,013
Kraft Heinz Co. (The)	334,612	10,148,782
Kroger Co. (The)	541,066	17,103,096
Lamb Weston Holdings, Inc.	8,855	543,343
McCormick & Co., Inc.	11,489	1,801,935
Molson Coors Beverage Co., Class B	67,762	2,778,920
Mondelez International, Inc., Class A	213,064	10,960,012
Monster Beverage Corp.(b)	19,302	1,193,057
Nomad Foods Ltd. (United Kingdom)(b)	42,097	867,619
Nu Skin Enterprises, Inc., Class A	26,641	778,184
PepsiCo, Inc.	194,928	25,787,025
Performance Food Group Co.(b)	41,819	1,227,388
Philip Morris International, Inc.	336,843	25,128,488
Post Holdings, Inc.(b)	13,243	1,216,370
Procter & Gamble Co. (The)	350,181	41,275,834
Rite Aid Corp.(b)(c)	237,497	3,403,332
Sanderson Farms, Inc.	5,288	719,908
Spectrum Brands Holdings, Inc.	18,028	776,286
Sprouts Farmers Market, Inc.(b)	49,321	1,024,890
Sysco Corp.	108,947	6,130,448
TreeHouse Foods, Inc.(b)	26,610	1,376,535
Tyson Foods, Inc., Class A	86,516	5,380,430
United Natural Foods, Inc.(b)	133,655	1,422,089
Universal Corp.	12,964	627,069
US Foods Holding Corp.(b)	107,624	2,313,916
Vector Group Ltd.	46,876	501,573
Walgreens Boots Alliance, Inc.	383,355	16,595,438
Walmart, Inc.	396,811	48,232,377

		370,313,975

Energy-7.80%
Antero Resources Corp.(b)(c)	1,383,110	4,121,668
Apache Corp.	102,439	1,339,902
Baker Hughes Co., Class A	410,605	5,727,940
Cabot Oil & Gas Corp.	61,883	1,337,910
Cheniere Energy, Inc.(b)	17,148	800,640
Chesapeake Energy Corp.(b)(c)	10,860	190,050
Chevron Corp.	688,587	63,350,004
Cimarex Energy Co.	22,353	568,213
CNX Resources Corp.(b)	148,215	1,571,079
Concho Resources, Inc.	61,749	3,502,403
ConocoPhillips	334,345	14,075,925
Continental Resources, Inc.(c)	27,981	458,609
Cosan Ltd., Class A (Brazil)(b)	43,369	578,542
Delek US Holdings, Inc.	48,225	1,126,054
Devon Energy Corp.	164,039	2,045,566
Diamondback Energy, Inc.	30,341	1,321,047
EOG Resources, Inc.	102,930	4,890,204
EQT Corp.	325,474	4,748,666
Exxon Mobil Corp.	1,922,391	89,333,510
Gulfport Energy Corp.(b)	666,937	1,704,024
Halliburton Co.	327,370	3,437,385
Helmerich & Payne, Inc.	51,205	1,012,323
Hess Corp.	50,063	2,435,064
HollyFrontier Corp.	89,835	2,968,148
Kinder Morgan, Inc.	574,664	8,752,133
Marathon Oil Corp.	458,843	2,808,119
Marathon Petroleum Corp.	312,756	10,033,213
Murphy Oil Corp.(c)	97,335	1,154,393

	Shares	Value
Energy-(continued)
Nabors Industries Ltd.(c)	12,928	$190,429
National Oilwell Varco, Inc.	206,436	2,609,351
Noble Energy, Inc.	187,184	1,836,275
Oasis Petroleum, Inc.(b)	697,980	491,308
Occidental Petroleum Corp.	330,795	5,491,197
Oceaneering International, Inc.(b)	74,321	382,010
ONEOK, Inc.	67,172	2,010,458
Parsley Energy, Inc., Class A	63,494	600,018
Patterson-UTI Energy, Inc.	163,694	604,031
PBF Energy, Inc., Class A	118,671	1,352,849
PDC Energy, Inc.(b)	37,414	486,008
Peabody Energy Corp.	136,751	463,586
Phillips 66	222,311	16,266,496
Pioneer Natural Resources Co.	22,928	2,047,700
QEP Resources, Inc.	277,729	273,841
Range Resources Corp.(c)	290,380	1,692,915
Schlumberger Ltd.	623,834	10,492,888
SM Energy Co.(c)	128,404	520,036
Southwestern Energy Co.(b)	536,694	1,733,522
Targa Resources Corp.	90,198	1,168,966
Transocean Ltd.(b)(c)	776,199	993,535
Valaris PLC (Saudi Arabia)(c)	520,459	237,233
Valero Energy Corp.	241,475	15,297,441
Whiting Petroleum Corp.(b)(c)	446,591	562,705
Williams Cos., Inc. (The)	400,959	7,766,576
World Fuel Services Corp.	45,485	1,137,125
WPX Energy, Inc.(b)	134,590	825,037

		312,926,270

Financials-16.47%
Affiliated Managers Group, Inc.	14,665	1,025,963
Aflac, Inc.	196,060	7,301,274
AGNC Investment Corp.	122,665	1,523,499
Alleghany Corp.	2,604	1,389,781
Allstate Corp. (The)	83,445	8,488,025
Ally Financial, Inc.	205,691	3,371,275
American Equity Investment Life Holding Co.	34,812	731,748
American Express Co.	107,184	9,780,540
American Financial Group, Inc.	19,887	1,317,315
American International Group, Inc.	457,765	11,640,964
Ameriprise Financial, Inc.	28,875	3,318,892
Annaly Capital Management, Inc.	353,066	2,206,662
Aon PLC	16,892	2,916,742
Arch Capital Group Ltd.(b)	59,658	1,433,582
Arthur J. Gallagher & Co.	22,479	1,764,601
Associated Banc-Corp	52,268	739,070
Assurant, Inc.	15,794	1,677,955
Assured Guaranty Ltd.	36,988	1,099,653
Athene Holding Ltd., Class A(b)	51,630	1,394,010
AXIS Capital Holdings Ltd.	25,315	926,529
Bank of America Corp.	1,852,050	44,541,802
Bank of Hawaii Corp.	7,315	498,737
Bank of New York Mellon Corp. (The)	253,551	9,518,305
Bank OZK	34,771	786,520
BankUnited, Inc.	31,151	617,101
Berkshire Hathaway, Inc., Class B(b)	419,439	78,586,091
BlackRock, Inc.	18,865	9,470,985
Blackstone Group, Inc. (The), Class A	69,104	3,609,993
Blackstone Mortgage Trust, Inc., Class A	24,524	577,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2020

	Shares	Value
Financials-(continued)
BOK Financial Corp.	7,889	$408,571
Brighthouse Financial, Inc.(b)	79,060	2,032,633
Brown & Brown, Inc.	19,308	693,350
Capital One Financial Corp.	193,655	12,541,098
Cathay General Bancorp	17,377	485,166
Cboe Global Markets, Inc.	8,085	803,487
Charles Schwab Corp. (The)	127,583	4,812,431
Chimera Investment Corp.(c)	71,106	552,494
Chubb Ltd.	92,932	10,037,585
Cincinnati Financial Corp.	26,071	1,715,472
CIT Group, Inc.	43,505	825,725
Citigroup, Inc.	762,196	37,012,238
Citizens Financial Group, Inc.	159,883	3,579,780
CME Group, Inc., Class A	37,461	6,675,925
CNO Financial Group, Inc.	74,805	1,051,758
Columbia Banking System, Inc.	16,702	450,787
Comerica, Inc.	42,228	1,472,068
Commerce Bancshares, Inc.	13,805	844,728
Credicorp Ltd. (Peru)	11,675	1,739,809
Cullen/Frost Bankers, Inc.	11,947	858,511
Discover Financial Services	95,541	4,105,397
E*TRADE Financial Corp.	30,772	1,249,651
East West Bancorp, Inc.	33,559	1,176,914
Eaton Vance Corp.	18,877	692,786
Equitable Holdings, Inc.	147,680	2,705,498
Essent Group Ltd.	13,307	363,547
Everest Re Group Ltd.	10,044	1,738,918
F.N.B. Corp.	109,619	886,818
FactSet Research Systems, Inc.	2,061	566,775
Federated Hermes, Inc., Class B	20,679	470,861
Fidelity National Financial, Inc.	52,212	1,412,335
Fifth Third Bancorp	202,348	3,781,884
First American Financial Corp.	26,565	1,225,178
First Citizens BancShares, Inc., Class A	1,182	451,524
First Hawaiian, Inc.	28,875	507,911
First Horizon National Corp.	74,856	679,692
First Republic Bank	18,095	1,887,128
Franklin Resources, Inc.	136,204	2,566,083
Fulton Financial Corp.	45,220	528,622
Genworth Financial, Inc., Class A(b)	352,138	1,278,261
Globe Life, Inc.	19,038	1,567,589
Goldman Sachs Group, Inc. (The)	99,715	18,289,725
Hancock Whitney Corp.	24,589	514,156
Hanover Insurance Group, Inc. (The)	9,566	960,235
Hartford Financial Services Group, Inc. (The)	113,115	4,297,239
Home BancShares, Inc.	32,191	493,488
Huntington Bancshares, Inc.	267,445	2,471,192
IBERIABANK Corp.	13,309	551,791
Intercontinental Exchange, Inc.	52,843	4,726,806
Invesco Ltd.(d)	189,739	1,635,550
Invesco Mortgage Capital, Inc.(d)	37,326	113,471
Investors Bancorp, Inc.	65,347	608,381
Janus Henderson Group PLC (United Kingdom)	54,327	972,453
Jefferies Financial Group, Inc.	108,122	1,483,434
JPMorgan Chase & Co.	663,104	63,498,839
Kemper Corp.	11,867	797,700
KeyCorp	243,874	2,841,132
Legg Mason, Inc.	24,255	1,208,627

	Shares	Value
Financials-(continued)
Lincoln National Corp.	89,898	$3,188,682
Loews Corp.	89,114	3,088,691
LPL Financial Holdings, Inc.	13,170	793,097
M&T Bank Corp.	30,415	3,408,913
Markel Corp.(b)	2,117	1,832,983
Marsh & McLennan Cos., Inc.	53,221	5,180,000
MetLife, Inc.	357,953	12,914,944
MFA Financial, Inc.	128,553	224,968
MGIC Investment Corp.	87,599	640,349
Moody’s Corp.	7,064	1,722,910
Morgan Stanley	332,511	13,110,909
MSCI, Inc.	2,402	785,454
Nasdaq, Inc.	12,736	1,396,757
Navient Corp.	168,865	1,286,751
New Residential Investment Corp.(c)	148,225	902,690
New York Community Bancorp, Inc.	203,801	2,213,279
Northern Trust Corp.	37,492	2,967,867
Old National Bancorp	40,900	579,553
Old Republic International Corp.	96,753	1,543,210
OneMain Holdings, Inc.	23,262	563,173
PacWest Bancorp.	47,143	954,174
People’s United Financial, Inc.	118,921	1,509,107
Pinnacle Financial Partners, Inc.	12,880	518,420
PNC Financial Services Group, Inc. (The)	100,530	10,723,535
Popular, Inc.	26,936	1,039,460
Primerica, Inc.	6,038	627,409
Principal Financial Group, Inc.	104,244	3,795,524
ProAssurance Corp.	30,345	649,080
Progressive Corp. (The)	83,913	6,486,475
Prosperity Bancshares, Inc.	14,318	858,078
Prudential Financial, Inc.	223,643	13,948,614
Radian Group, Inc.	39,120	586,018
Raymond James Financial, Inc.	22,402	1,476,740
Regions Financial Corp.	306,741	3,297,466
Reinsurance Group of America, Inc.	21,671	2,268,520
RenaissanceRe Holdings Ltd. (Bermuda)	5,772	842,770
S&P Global, Inc.	10,886	3,188,292
Santander Consumer USA Holdings, Inc.(c)	41,195	642,230
SEI Investments Co.	11,114	566,369
Selective Insurance Group, Inc.	11,106	556,744
Signature Bank	7,591	813,603
SLM Corp.	92,785	773,827
Starwood Property Trust, Inc.	74,889	969,064
State Street Corp.	96,298	6,070,626
Sterling Bancorp	46,098	568,388
Stifel Financial Corp.	13,207	584,806
SVB Financial Group(b)	7,530	1,454,570
Synchrony Financial	263,615	5,216,941
Synovus Financial Corp.	28,037	589,057
T. Rowe Price Group, Inc.	32,847	3,798,099
TCF Financial Corp.	17,177	509,985
TD Ameritrade Holding Corp.	38,348	1,505,926
Texas Capital Bancshares, Inc.(b)	14,338	398,310
Travelers Cos., Inc. (The)	98,909	10,010,580
Truist Financial Corp.	182,781	6,821,387
Two Harbors Investment Corp.	74,198	339,085
U.S. Bancorp	331,156	12,087,194
UMB Financial Corp.	9,491	482,522
Umpqua Holdings Corp.	76,368	956,509
United Bankshares, Inc.	28,243	846,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2020

	Shares	Value
Financials-(continued)
Unum Group.	125,645	$2,192,505
Valley National Bancorp	88,894	743,154
Voya Financial, Inc.	46,110	2,082,789
W.R. Berkley Corp.	26,015	1,404,810
Waddell & Reed Financial, Inc., Class A	52,835	768,749
Washington Federal, Inc.	18,629	498,139
Webster Financial Corp.	21,652	611,669
Wells Fargo & Co.	1,477,729	42,928,027
Western Alliance Bancorporation	14,334	514,304
Willis Towers Watson PLC	16,058	2,862,981
Wintrust Financial Corp.	13,475	564,603
Zions Bancorporation N.A	43,149	1,363,940

		660,368,385

Health Care-13.75%
Abbott Laboratories	163,377	15,045,388
AbbVie, Inc.	210,048	17,265,946
Acadia Healthcare Co., Inc.(b)	27,361	656,938
Agilent Technologies, Inc.	24,231	1,857,548
Alexion Pharmaceuticals, Inc.(b)	25,802	2,772,941
Align Technology, Inc.(b)	2,576	553,454
Allergan PLC	59,773	11,197,874
AmerisourceBergen Corp.	121,331	10,878,537
Amgen, Inc.	85,142	20,367,669
Anthem, Inc.	62,538	17,556,293
Baxter International, Inc.	44,442	3,945,561
Becton, Dickinson and Co.	26,579	6,711,995
Biogen, Inc.(b)	24,255	7,199,612
BioMarin Pharmaceutical, Inc.(b)	6,959	640,367
Bio-Rad Laboratories, Inc., Class A(b)	2,049	901,765
Boston Scientific Corp.(b)	87,763	3,289,357
Bristol-Myers Squibb Co.	212,905	12,946,753
Brookdale Senior Living, Inc.(b)	118,372	427,323
Cardinal Health, Inc.	244,238	12,084,896
Catalent, Inc.(b)	13,378	925,089
Centene Corp.(b)	128,466	8,553,266
Cerner Corp.	33,495	2,324,218
Charles River Laboratories International, Inc.(b)	4,267	617,307
Cigna Corp.	57,086	11,176,297
Community Health Systems, Inc.(b)	197,654	598,892
Cooper Cos., Inc. (The)	2,695	772,656
Covetrus, Inc.(b)	63,449	754,409
CVS Health Corp.	516,860	31,812,733
Danaher Corp.	45,949	7,510,824
DaVita, Inc.(b)	35,674	2,818,603
DENTSPLY SIRONA, Inc.	21,313	904,524
Edwards Lifesciences Corp.(b)	7,289	1,585,357
Elanco Animal Health, Inc.(b)	46,793	1,156,255
Eli Lilly and Co.	80,004	12,371,819
Encompass Health Corp.	14,832	982,620
Gilead Sciences, Inc.	262,598	22,058,232
HCA Healthcare, Inc.	50,626	5,562,785
Henry Schein, Inc.(b)	32,846	1,792,078
Hill-Rom Holdings, Inc.	7,506	844,350
Hologic, Inc.(b)	29,618	1,483,862
Humana, Inc.	25,795	9,849,047
ICON PLC (Ireland)(b)	4,556	731,101
Illumina, Inc.(b)	5,601	1,786,887
Intuitive Surgical, Inc.(b)	3,891	1,987,834

	Shares	Value
Health Care-(continued)
IQVIA Holdings, Inc.(b)	17,485	$2,493,186
Jazz Pharmaceuticals PLC(b)	8,635	952,009
Johnson & Johnson.	376,969	56,560,429
Laboratory Corp. of America Holdings(b)	19,232	3,162,702
Magellan Health, Inc.(b)	13,552	823,013
Mallinckrodt PLC(b)(c)	253,645	1,029,799
McKesson Corp.	138,250	19,527,812
MEDNAX, Inc.(b)	71,723	1,041,418
Medtronic PLC	182,654	17,832,510
Merck & Co., Inc.	364,154	28,891,978
Mettler-Toledo International, Inc.(b)	1,218	876,887
Molina Healthcare, Inc.(b)	19,344	3,171,836
Mylan N.V.(b)	265,187	4,447,186
Owens & Minor, Inc.	163,625	1,158,465
Patterson Cos., Inc.	43,190	789,513
PerkinElmer, Inc.	9,724	880,314
Perrigo Co. PLC	25,795	1,374,873
Pfizer, Inc.	1,318,899	50,592,966
PRA Health Sciences, Inc.(b)	6,348	612,582
Quest Diagnostics, Inc.	26,106	2,874,532
Regeneron Pharmaceuticals, Inc.(b)	6,147	3,232,584
ResMed, Inc.	7,366	1,144,087
Select Medical Holdings Corp.(b)	23,718	404,866
STERIS PLC	6,873	979,402
Stryker Corp.	24,724	4,609,295
Teleflex, Inc.	2,695	903,903
Tenet Healthcare Corp.(b)	113,138	2,283,125
Thermo Fisher Scientific, Inc.	27,888	9,333,556
United Therapeutics Corp.(b)	10,890	1,193,108
UnitedHealth Group, Inc.	141,472	41,376,316
Universal Health Services, Inc., Class B	16,916	1,787,852
Varian Medical Systems, Inc.(b)	7,122	814,614
Vertex Pharmaceuticals, Inc.(b)	4,184	1,051,021
Waters Corp.(b)	5,208	973,896
Zimmer Biomet Holdings, Inc.	22,666	2,713,120
Zoetis, Inc.	16,456	2,127,925

		551,283,942

Industrials-9.20%
3M Co.	110,495	16,786,400
A.O. Smith Corp.	20,164	854,550
ABM Industries, Inc.	24,384	841,004
Acuity Brands, Inc.	7,633	660,941
AECOM(b)	65,835	2,387,177
AerCap Holdings N.V. (Ireland)(b)	58,135	1,634,756
AGCO Corp.	21,215	1,121,001
Air Lease Corp.	27,644	722,891
Allegion PLC.	5,829	586,048
Allison Transmission Holdings, Inc.	21,189	770,008
AMERCO	2,118	593,315
American Airlines Group, Inc.(c)	82,399	989,612
AMETEK, Inc.	19,394	1,626,575
Applied Industrial Technologies, Inc.	9,218	482,931
ASGN, Inc.(b)	11,935	554,381
Avis Budget Group, Inc.(b)(c)	61,011	1,005,461
Beacon Roofing Supply, Inc.(b)	31,637	696,014
Boeing Co. (The)	72,814	10,268,230
Builders FirstSource, Inc.(b)	36,487	669,536
C.H. Robinson Worldwide, Inc.	38,767	2,748,580
Carlisle Cos., Inc.	7,914	957,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2020

	Shares	Value
Industrials-(continued)
Carrier Global Corp.(b)	149,142	$2,641,305
Caterpillar, Inc.	117,736	13,702,116
Cintas Corp.	5,799	1,286,392
Clean Harbors, Inc.(b)	10,107	540,017
Colfax Corp.(b)(c)	28,142	725,782
Copart, Inc.(b)	7,553	605,071
CoStar Group, Inc.(b)	1,128	731,237
Covanta Holding Corp.	46,829	364,330
Crane Co.	9,778	532,412
CSX Corp.	95,021	6,293,241
Cummins, Inc.	38,604	6,311,754
Curtiss-Wright Corp.	5,161	534,938
Deere & Co.	59,675	8,656,455
Delta Air Lines, Inc.	54,600	1,414,686
Deluxe Corp.	18,792	529,371
Donaldson Co., Inc.	16,967	743,664
Dover Corp.	19,128	1,791,337
Dycom Industries, Inc.(b)	15,028	489,913
Eaton Corp. PLC	89,493	7,472,665
EMCOR Group, Inc.	14,261	906,001
Emerson Electric Co.	122,726	6,999,064
EnerSys	9,454	552,019
Equifax, Inc.	10,939	1,519,427
Expeditors International of Washington, Inc.	24,255	1,736,779
Fastenal Co.	61,361	2,222,495
FedEx Corp.	78,218	9,915,696
Flowserve Corp.	27,818	783,633
Fluor Corp.	227,850	2,665,845
Fortive Corp.	28,713	1,837,632
Fortune Brands Home & Security, Inc.	20,809	1,002,994
FTI Consulting, Inc.(b)	5,184	660,234
GATX Corp.	12,143	720,080
General Dynamics Corp.	48,258	6,303,460
General Electric Co.	3,208,984	21,821,091
Graco, Inc.	11,935	533,017
Greenbrier Cos., Inc. (The)	25,061	425,536
HD Supply Holdings, Inc.(b)	35,388	1,050,316
Hertz Global Holdings, Inc.(b)(c)	143,856	581,178
Hexcel Corp.	9,637	333,344
Honeywell International, Inc.	89,077	12,640,026
Howmet Aerospace, Inc.	92,208	1,205,159
Hub Group, Inc., Class A(b)	12,904	620,811
Hubbell, Inc.	9,642	1,199,754
Huntington Ingalls Industries, Inc.	7,366	1,409,926
IDEX Corp.	6,509	999,978
IHS Markit Ltd.	27,036	1,819,523
Illinois Tool Works, Inc.	35,323	5,739,987
ITT, Inc.	12,867	678,348
J.B. Hunt Transport Services, Inc.	13,900	1,405,568
Jacobs Engineering Group, Inc.	21,215	1,755,541
JetBlue Airways Corp.(b)	33,986	331,024
Johnson Controls International PLC	208,897	6,080,992
Kansas City Southern	11,667	1,523,127
Kennametal, Inc.	21,658	554,661
Kirby Corp.(b)	16,742	894,358
Knight-Swift Transportation Holdings, Inc.	27,276	1,014,122
L3Harris Technologies, Inc.	10,876	2,106,681
Landstar System, Inc.	6,545	676,164
Lennox International, Inc.	3,107	580,015

	Shares	Value
Industrials-(continued)
Lincoln Electric Holdings, Inc.	9,667	$778,290
Lockheed Martin Corp.	31,074	12,089,650
Macquarie Infrastructure Corp.	35,500	979,445
ManpowerGroup, Inc.	35,813	2,658,757
Masco Corp.	38,616	1,584,801
MasTec, Inc.(b)	17,102	613,962
Meritor, Inc.(b)	29,078	596,099
Middleby Corp. (The)(b)	8,217	457,112
MRC Global, Inc.(b)	76,725	411,246
MSC Industrial Direct Co., Inc., Class A	12,889	768,700
Mueller Industries, Inc.	20,057	519,476
Navistar International Corp.(b)	21,703	515,880
Nielsen Holdings PLC	144,621	2,130,267
Nordson Corp.	5,005	805,355
Norfolk Southern Corp.	38,293	6,551,932
Northrop Grumman Corp.	20,004	6,614,723
nVent Electric PLC	31,029	578,691
Old Dominion Freight Line, Inc.	6,401	930,001
Oshkosh Corp.	18,384	1,241,472
Otis Worldwide Corp.(b)	74,571	3,796,410
Owens Corning.	31,185	1,352,182
PACCAR, Inc.	95,103	6,583,981
Parker-Hannifin Corp.	19,773	3,126,507
Pentair PLC	27,335	945,518
Pitney Bowes, Inc.	312,965	1,104,766
Quanta Services, Inc.	41,528	1,509,958
Raytheon Technologies Corp.	244,557	15,849,739
Regal Beloit Corp.	11,379	808,023
Republic Services, Inc.	31,612	2,476,484
Resideo Technologies, Inc.(b)	110,030	564,454
Rexnord Corp.	18,579	506,649
Robert Half International, Inc.	22,913	1,083,098
Rockwell Automation, Inc.	13,288	2,517,810
Roper Technologies, Inc.	6,805	2,320,709
Rush Enterprises, Inc., Class A	13,998	524,925
Ryder System, Inc.	57,391	2,031,641
Sensata Technologies Holding PLC(b)	30,909	1,124,469
Snap-on, Inc.	10,811	1,408,565
Southwest Airlines Co.	30,305	947,031
Spirit AeroSystems Holdings, Inc., Class A	22,067	489,005
Stanley Black & Decker, Inc.	27,590	3,040,418
Stericycle, Inc.(b)	18,123	884,402
Teledyne Technologies, Inc.(b)	2,695	877,681
Terex Corp.	32,725	497,093
Textron, Inc.	64,621	1,703,410
Timken Co. (The)	16,787	630,855
Toro Co. (The)	9,212	587,818
Trane Technologies PLC	31,520	2,755,478
TransDigm Group, Inc.	5,361	1,946,472
TransUnion	8,017	631,659
Trinity Industries, Inc.(c)	47,103	908,617
Triton International Ltd. (Bermuda)	19,487	603,707
Tutor Perini Corp.(b)	58,947	412,629
Uber Technologies, Inc.(b)	26,373	798,311
Union Pacific Corp.	93,411	14,926,144
United Airlines Holdings, Inc.(b)	36,863	1,090,408
United Parcel Service, Inc., Class B	164,505	15,572,043
United Rentals, Inc.(b)	25,727	3,305,920
Univar Solutions, Inc.(b)	77,390	1,123,703
Universal Forest Products, Inc.	11,165	459,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2020

	Shares	Value
Industrials-(continued)
Valmont Industries, Inc.	5,415	$634,855
Verisk Analytics, Inc.	7,910	1,208,885
W.W. Grainger, Inc.	8,040	2,215,663
WABCO Holdings, Inc.(b)	7,213	969,283
Wabtec Corp.	14,349	809,571
Waste Management, Inc.	52,652	5,266,253
Watsco, Inc.	5,907	950,968
WESCO International, Inc.(b)	36,061	932,898
XPO Logistics, Inc.(b)	29,424	1,963,758
Xylem, Inc.	17,418	1,252,354

		368,987,124

Information Technology-14.27%
Accenture PLC, Class A	59,522	11,022,879
Adobe, Inc.(b)	10,807	3,821,787
Advanced Micro Devices, Inc.(b)	17,551	919,497
Akamai Technologies, Inc.(b)	14,411	1,408,099
Alliance Data Systems Corp.	17,758	889,143
Amdocs Ltd.	21,581	1,390,680
Amphenol Corp., Class A	25,845	2,281,080
Analog Devices, Inc.	37,255	4,083,148
Anixter International, Inc.(b)	13,391	1,243,488
ANSYS, Inc.(b)	3,425	896,768
Apple, Inc.	383,845	112,773,661
Applied Materials, Inc.	88,507	4,397,028
Arrow Electronics, Inc.(b)	63,408	3,989,631
Automatic Data Processing, Inc.	34,277	5,028,093
Avaya Holdings Corp.(b)(c)	67,375	669,707
Avnet, Inc.	98,303	2,951,056
Benchmark Electronics, Inc.	23,133	477,928
Black Knight, Inc.(b)	10,401	733,999
Booz Allen Hamilton Holding Corp.	18,088	1,328,383
Broadcom, Inc.	36,575	9,934,501
Broadridge Financial Solutions, Inc.	10,667	1,237,372
CACI International, Inc., Class A(b)	4,211	1,053,339
Cadence Design Systems, Inc.(b)	10,703	868,334
CDK Global, Inc.	13,221	519,321
CDW Corp.	17,918	1,985,314
Check Point Software Technologies Ltd. (Israel)(b)	10,305	1,089,651
Ciena Corp.(b)	20,482	947,292
Cisco Systems, Inc.	735,881	31,186,637
Citrix Systems, Inc.	6,414	930,094
Cognizant Technology Solutions Corp., Class A	70,339	4,081,069
CommScope Holding Co., Inc.(b)	122,463	1,348,318
Conduent, Inc.(b)	200,137	504,345
CoreLogic, Inc.	13,536	520,053
Corning, Inc.	205,005	4,512,160
Cree, Inc.(b)	14,394	620,813
Dell Technologies, Inc., Class C(b)	53,772	2,295,527
DXC Technology Co.	183,268	3,322,649
EchoStar Corp., Class A(b)	16,905	533,353
Euronet Worldwide, Inc.(b)	4,864	446,321
F5 Networks, Inc.(b)	7,268	1,012,142
Fidelity National Information Services, Inc.	29,844	3,936,125
First Solar, Inc.(b)	23,872	1,050,607
Fiserv, Inc.(b)	18,230	1,878,784
FleetCor Technologies, Inc.(b)	5,082	1,226,032
Flex Ltd.(b)	363,169	3,544,529

	Shares	Value
Information Technology-(continued)
FLIR Systems, Inc.	14,303	$620,750
Gartner, Inc.(b)	5,023	596,783
Genpact Ltd.	16,757	576,943
Global Payments, Inc.	6,429	1,067,343
Hewlett Packard Enterprise Co.	683,330	6,874,300
HP, Inc.	385,385	5,977,321
Insight Enterprises, Inc.(b)	18,550	1,007,079
Intel Corp.	722,068	43,309,639
International Business Machines Corp.	243,347	30,554,649
Intuit, Inc.	8,855	2,389,167
Jabil, Inc.	78,114	2,221,562
Jack Henry & Associates, Inc.	5,120	837,376
Juniper Networks, Inc.	85,199	1,840,298
KBR, Inc.	29,962	607,030
Keysight Technologies, Inc.(b)	12,412	1,201,109
KLA Corp.	24,229	3,975,737
Lam Research Corp.	10,568	2,697,799
Leidos Holdings, Inc.	23,122	2,284,685
Marvell Technology Group Ltd.	73,408	1,962,930
Mastercard, Inc., Class A	20,801	5,719,651
Maxim Integrated Products, Inc.	32,817	1,804,279
Microchip Technology, Inc.	25,025	2,195,443
Micron Technology, Inc.(b)	267,482	12,809,713
Microsoft Corp.	424,117	76,006,008
MKS Instruments, Inc.	6,385	639,969
Motorola Solutions, Inc.	11,481	1,651,083
National Instruments Corp.	16,694	641,383
NCR Corp.(b)	48,923	1,003,900
NetApp, Inc.	41,261	1,805,994
NortonLifeLock, Inc.	185,637	3,948,499
Nuance Communications, Inc.(b)	26,952	544,430
NVIDIA Corp.	14,326	4,187,203
NXP Semiconductors N.V. (Netherlands)	31,929	3,179,170
ON Semiconductor Corp.(b)	89,549	1,436,814
Oracle Corp.	282,935	14,987,067
Paychex, Inc.	35,356	2,422,593
PayPal Holdings, Inc.(b)	51,177	6,294,771
Perspecta, Inc.	31,906	688,212
Plexus Corp.(b)	8,665	543,209
Qorvo, Inc.(b)	16,858	1,652,590
QUALCOMM, Inc.	181,528	14,280,808
Sabre Corp.	62,696	455,800
salesforce.com, inc.(b)	23,225	3,761,289
Sanmina Corp.(b)	44,186	1,225,278
Science Applications International Corp.	10,163	829,911
Seagate Technology PLC	89,425	4,466,779
Skyworks Solutions, Inc.	18,644	1,936,739
SS&C Technologies Holdings, Inc.	16,870	930,549
SYNNEX Corp.	13,969	1,223,126
Synopsys, Inc.(b)	8,917	1,401,039
TE Connectivity Ltd.	62,817	4,614,537
Tech Data Corp.(b)	32,280	4,539,859
Teradata Corp.(b)	27,335	672,168
Teradyne, Inc.	11,709	732,281
Texas Instruments, Inc.	95,035	11,030,712
Trimble, Inc.(b)	25,124	870,044
TTM Technologies, Inc.(b)	51,959	602,205
ViaSat, Inc.(b)	12,427	526,905
Visa, Inc., Class A	60,826	10,870,823
Vishay Intertechnology, Inc.	37,194	617,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2020

	Shares	Value
Information Technology-(continued)
Western Digital Corp.	101,549	$4,679,378
Western Union Co. (The)	84,403	1,609,565
WEX, Inc.(b)	3,441	455,313
Xerox Holdings Corp.	67,375	1,232,289
Xilinx, Inc.	24,308	2,124,519
Zebra Technologies Corp., Class A(b)	4,394	1,009,126

		572,353,308

Materials-3.58%
Air Products and Chemicals, Inc.	23,195	5,232,328
Albemarle Corp.(c)	17,101	1,050,514
Alcoa Corp.(b)	186,873	1,523,015
Allegheny Technologies, Inc.(b)	38,565	289,623
AptarGroup, Inc.	8,408	900,329
Arconic Corp.(b)	22,782	198,659
Ashland Global Holdings, Inc.	12,869	793,889
Avery Dennison Corp.	12,644	1,395,771
Axalta Coating Systems Ltd.(b)	41,801	825,152
Ball Corp.	30,662	2,011,121
Berry Global Group, Inc.(b)	41,709	1,659,601
Boise Cascade Co.	15,384	481,058
Cabot Corp.	19,482	660,245
Carpenter Technology Corp.	15,001	332,572
Celanese Corp.	21,867	1,816,492
CF Industries Holdings, Inc.	65,683	1,806,282
Chemours Co. (The)	74,789	877,275
Commercial Metals Co.	49,932	795,916
Compass Minerals International, Inc.	10,395	511,018
Constellium SE(b)	64,740	502,382
Corteva, Inc.	190,578	4,991,238
Crown Holdings, Inc.(b)	28,505	1,836,007
Domtar Corp.	44,509	1,039,730
Dow, Inc.	191,936	7,042,132
DuPont de Nemours, Inc.	339,139	15,946,316
Eastman Chemical Co.	50,878	3,078,628
Ecolab, Inc.	22,514	4,356,459
Element Solutions, Inc.(b)	63,059	646,355
FMC Corp.	10,095	927,730
Freeport-McMoRan, Inc.	423,974	3,743,690
Graphic Packaging Holding Co.	87,207	1,164,213
Greif, Inc., Class A	12,383	419,660
H.B. Fuller Co.	13,168	484,451
Huntsman Corp.	107,825	1,812,538
International Flavors & Fragrances, Inc.(c)	16,127	2,113,121
International Paper Co.	170,035	5,823,699
Linde PLC (United Kingdom)	72,275	13,297,877
Louisiana-Pacific Corp.	25,780	515,600
LyondellBasell Industries N.V., Class A	128,869	7,467,959
Martin Marietta Materials, Inc.	7,228	1,374,982
Mosaic Co. (The)	184,218	2,120,349
Newmont Corp.	69,304	4,122,202
Nucor Corp.	126,500	5,210,535
O-I Glass, Inc.	106,235	875,376
Olin Corp.	81,396	1,086,637
Packaging Corp. of America	23,059	2,228,652
PolyOne Corp.	21,510	500,968
PPG Industries, Inc.	40,186	3,650,094
Reliance Steel & Aluminum Co.	21,647	1,939,138
RPM International, Inc.	19,990	1,327,536
Scotts Miracle-Gro Co. (The)	5,775	716,273

	Shares	Value
Materials-(continued)
Sealed Air Corp.	40,374	$1,154,293
Sherwin-Williams Co. (The)	5,940	3,186,038
Silgan Holdings, Inc.	19,987	689,552
Sonoco Products Co.	27,477	1,341,977
Steel Dynamics, Inc.	78,358	1,901,749
Summit Materials, Inc., Class A(b)	30,198	456,292
Trinseo S.A	31,614	646,506
United States Steel Corp.(c)	251,325	1,930,176
Vulcan Materials Co.	14,050	1,587,228
Warrior Met Coal, Inc.	61,860	776,343
Westlake Chemical Corp.	11,240	488,378
Westrock Co.	121,756	3,919,326

		143,601,245

Real Estate-3.10%
Alexander & Baldwin, Inc.	30,929	406,407
Alexandria Real Estate Equities, Inc.	11,165	1,753,910
American Campus Communities, Inc.	27,972	987,132
American Homes 4 Rent, Class A	30,188	728,738
American Tower Corp.	23,346	5,556,348
Apartment Investment & Management Co., Class A	21,364	804,782
Apple Hospitality REIT, Inc.	94,513	914,886
AvalonBay Communities, Inc.	17,353	2,827,671
Boston Properties, Inc.	24,721	2,402,387
Brandywine Realty Trust	48,850	545,166
Brixmor Property Group, Inc.	83,023	950,613
Camden Property Trust	12,705	1,118,929
CBRE Group, Inc., Class A(b)	61,423	2,636,889
Colony Capital, Inc.	276,233	638,098
Columbia Property Trust, Inc.	40,869	584,018
CoreCivic, Inc.	74,887	982,518
Corporate Office Properties Trust	24,392	644,437
Cousins Properties, Inc.	16,960	511,683
Crown Castle International Corp.	40,010	6,378,794
CubeSmart	26,302	662,810
CyrusOne, Inc.	11,935	837,240
DiamondRock Hospitality Co.	72,845	453,824
Digital Realty Trust, Inc.	26,751	3,999,007
Diversified Healthcare Trust	167,569	521,140
Douglas Emmett, Inc.	21,836	665,780
Duke Realty Corp.	46,007	1,596,443
EPR Properties.	14,557	428,267
Equinix, Inc.	6,357	4,292,246
Equity LifeStyle Properties, Inc.	11,312	682,227
Equity Residential	52,745	3,431,590
Essex Property Trust, Inc.	7,315	1,785,592
Extra Space Storage, Inc.	13,505	1,191,681
Federal Realty Investment Trust	10,183	847,938
Gaming and Leisure Properties, Inc.	25,513	720,487
GEO Group, Inc. (The)	66,012	837,032
Healthcare Realty Trust, Inc.	19,675	578,248
Healthcare Trust of America, Inc., Class A	31,469	775,082
Healthpeak Properties, Inc.	83,335	2,178,377
Highwoods Properties, Inc.	21,000	815,010
Host Hotels & Resorts, Inc.	246,785	3,037,923
Howard Hughes Corp. (The)(b)	6,159	333,571
Hudson Pacific Properties, Inc.	25,624	629,838
Invitation Homes, Inc.	59,885	1,416,280
Iron Mountain, Inc.	92,785	2,243,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2020

	Shares	Value
Real Estate-(continued)
JBG SMITH Properties	17,479	$593,412
Jones Lang LaSalle, Inc.	12,320	1,300,746
Kilroy Realty Corp.	14,830	923,316
Kimco Realty Corp.	101,079	1,102,772
Lamar Advertising Co., Class A	14,238	820,821
Lexington Realty Trust	56,951	595,138
Life Storage, Inc.	7,044	616,984
Macerich Co. (The)(c)	76,703	572,971
Medical Properties Trust, Inc.	53,586	918,464
Mid-America Apartment Communities, Inc.	14,948	1,672,980
National Retail Properties, Inc.	19,203	626,786
Office Properties Income Trust	17,881	489,939
Omega Healthcare Investors, Inc.	32,081	935,161
Outfront Media, Inc.	45,815	718,837
Paramount Group, Inc.	60,546	584,269
Park Hotels & Resorts, Inc.	86,601	823,576
Pebblebrook Hotel Trust	36,798	435,688
Physicians Realty Trust	29,358	452,700
Piedmont Office Realty Trust, Inc., Class A	32,756	568,317
Prologis, Inc.	61,200	5,460,876
Public Storage	14,474	2,684,203
Rayonier, Inc.	31,377	753,989
Realogy Holdings Corp.	102,711	445,766
Realty Income Corp.	30,072	1,651,554
Regency Centers Corp.	28,105	1,234,091
Retail Properties of America, Inc., Class A	74,088	459,346
RLJ Lodging Trust	80,306	746,043
Ryman Hospitality Properties, Inc.	7,807	275,899
Sabra Health Care REIT, Inc.	37,882	485,647
SBA Communications Corp., Class A	2,887	836,999
Service Properties Trust	88,165	610,984
Simon Property Group, Inc.	51,448	3,435,183
SITE Centers Corp.	66,375	402,233
SL Green Realty Corp.	23,263	1,234,102
Spirit Realty Capital, Inc.	18,506	569,245
STORE Capital Corp.	23,099	463,597
Sun Communities, Inc.	6,950	934,080
Sunstone Hotel Investors, Inc.	88,143	810,034
Taubman Centers, Inc.	12,141	523,277
UDR, Inc.	30,861	1,156,362
Uniti Group, Inc.	103,430	730,216
Ventas, Inc.	87,660	2,835,801
VEREIT, Inc.	256,238	1,404,184
VICI Properties, Inc.(c)	57,033	993,515
Vornado Realty Trust	35,517	1,556,355
Washington Prime Group, Inc.(c)	342,364	294,365
Weingarten Realty Investors	27,250	495,678
Welltower, Inc.	78,823	4,038,102
Weyerhaeuser Co.	169,373	3,704,188
WP Carey, Inc.	22,792	1,499,258
Xenia Hotels & Resorts, Inc.	40,592	393,742

		124,206,371

Utilities-4.53%
AES Corp. (The)	218,918	2,900,663
ALLETE, Inc.	11,815	680,071
Alliant Energy Corp.	39,312	1,908,598
Ameren Corp.	48,346	3,517,171
American Electric Power Co., Inc.	102,277	8,500,241
American Water Works Co., Inc.	20,380	2,480,042

	Shares	Value
Utilities-(continued)
Atmos Energy Corp.	17,325	$1,766,630
Avangrid, Inc.	13,616	585,488
Avista Corp.	17,297	744,463
Black Hills Corp.	11,396	705,868
CenterPoint Energy, Inc.	165,554	2,819,385
CMS Energy Corp.	50,655	2,891,894
Consolidated Edison, Inc.	89,718	7,069,778
Dominion Energy, Inc.	135,109	10,420,957
DTE Energy Co.	40,856	4,238,401
Duke Energy Corp.	197,427	16,714,170
Edison International	82,917	4,868,057
Entergy Corp.	43,105	4,116,959
Essential Utilities, Inc.	18,671	780,261
Evergy, Inc.	51,881	3,031,407
Eversource Energy	56,945	4,595,461
Exelon Corp.	319,407	11,843,612
FirstEnergy Corp.	121,643	5,020,207
Hawaiian Electric Industries, Inc.	25,216	995,276
IDACORP, Inc.	8,888	815,741
MDU Resources Group, Inc.	47,899	1,075,812
National Fuel Gas Co.	23,835	977,235
New Jersey Resources Corp.	18,648	629,929
NextEra Energy, Inc.	56,444	13,045,337
NiSource, Inc.	79,582	1,998,304
NorthWestern Corp.	11,165	644,109
NRG Energy, Inc.	49,392	1,656,114
OGE Energy Corp.	42,630	1,343,698
ONE Gas, Inc.	9,156	729,825
PG&E Corp.(b)	399,637	4,252,138
Pinnacle West Capital Corp.	26,548	2,043,931
PNM Resources, Inc.	14,518	587,834
Portland General Electric Co.	19,784	925,693
PPL Corp.	214,294	5,447,353
Public Service Enterprise Group, Inc.	126,091	6,394,075
Sempra Energy	46,178	5,719,145
South Jersey Industries, Inc.	19,438	555,732
Southern Co. (The)	227,276	12,893,367
Southwest Gas Holdings, Inc.	14,692	1,113,654
Spire, Inc.	10,872	793,221
UGI Corp.	59,305	1,789,825
Vistra Energy Corp.	129,484	2,530,117
WEC Energy Group, Inc.	47,349	4,287,452
Xcel Energy, Inc.	96,217	6,115,553

		181,560,254

Total Common Stocks & Other Equity Interests (Cost $4,016,248,240)		4,007,513,734

Money Market Funds-0.06%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $2,516,296)	2,516,296	2,516,296

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $4,018,764,536)		4,010,030,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.82%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $32,953,152)	32,953,152	$32,953,152

TOTAL INVESTMENTS IN SECURITIES-100.81% (Cost $4,051,717,688)		4,042,983,182
OTHER ASSETS LESS LIABILITIES-(0.81)%		(32,403,552)

NET ASSETS-100.00%		$4,010,579,630

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Ltd.	$4,939,142	$250,125	$(758,606)	$(2,627,568)	$(167,543)	$1,635,550	$267,601
Invesco Mortgage Capital, Inc.	907,425	40,569	(213,618)	(487,574)	(133,331)	113,471	52,997

Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	1,842,197	193,037,478	(192,363,379)	-	-	2,516,296	76,681

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	18,438,410	235,127,953	(253,566,363)	-	-	-	315,828
Invesco Liquid Assets Portfolio, Institutional Class*	6,146,141	61,317,338	(67,459,045)	-	(4,434)	-	114,905
Invesco Private Government Fund	-	68,725,536	(35,772,384)	-	-	32,953,152	19

Total	$32,273,315	$558,498,999	$(550,133,395)	$(3,115,142)	$(305,308)	$37,218,469	$828,031

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-3.96%
ANGI Homeservices, Inc., Class A(b)(c)	36,423	$246,766
ATN International, Inc.	17,440	1,083,373
Bandwidth, Inc., Class A(b)	2,854	232,772
Boingo Wireless, Inc.(b)	29,870	416,388
Boston Omaha Corp., Class A(b)	7,512	121,920
Cable One, Inc.	1,412	2,700,958
Cargurus, Inc.(b)	11,283	258,155
Cars.com, Inc.(b)(c)	255,223	1,322,055
Central European Media Enterprises Ltd., Class A (Czech Republic)(b)	157,563	612,920
Cincinnati Bell, Inc.(b)	179,200	2,625,280
Clear Channel Outdoor Holdings, Inc.(b)	379,369	366,015
Cogent Communications Holdings, Inc.	24,675	2,068,505
comScore, Inc.(b)	164,882	476,509
Consolidated Communications Holdings, Inc.	356,636	2,236,108
Cumulus Media, Inc., Class A(b)	51,952	230,147
DHI Group, Inc.(b)	94,995	264,086
E.W. Scripps Co. (The), Class A	106,547	859,834
Emerald Holding, Inc.	46,456	105,920
Entercom Communications Corp., Class A	362,963	442,815
Entravision Communications Corp., Class A.	166,744	243,446
Eros International PLC (India)(b)(c)	250,093	637,737
Eventbrite, Inc., Class A(b)(c)	12,611	115,012
Fluent, Inc.(b)	63,343	127,319
Gannett Co., Inc.	457,901	517,428
Glu Mobile, Inc.(b)	39,663	309,371
Gogo, Inc.(b)(c)	103,930	169,406
Gray Television, Inc.(b)	145,061	1,684,158
IDT Corp., Class B(b)	62,997	340,184
iHeartMedia, Inc., Class A(b)(c)	193,719	1,359,907
IMAX Corp.(b)	64,365	740,197
Intelsat S.A.(b)(c)	590,358	737,948
Iridium Communications, Inc.(b)	75,472	1,698,497
Liberty Media Corp.-Liberty Braves, Class A(b)	4,606	95,068
Liberty Media Corp.-Liberty Braves, Class C(b)	18,667	375,020
Liberty TripAdvisor Holdings, Inc., Class A(b)	268,851	631,800
Madison Square Garden Co. (The), Class A(b)	10,662	1,826,614
Madison Square Garden Entertainment Corp.(b)	10,548	872,320
Marcus Corp. (The)	33,202	482,757
Match Group, Inc.(b)(c)	7,420	571,043
MDC Partners, Inc., Class A(b)	126,550	180,967
Meet Group, Inc. (The)(b)(c)	41,046	253,254
MSG Networks, Inc., Class A(b)	75,562	897,677
National CineMedia, Inc.	175,069	577,728
New York Times Co. (The), Class A	63,901	2,078,061
ORBCOMM, Inc.(b)	123,911	327,125
QuinStreet, Inc.(b)	22,124	224,780
Roku, Inc.(b)	3,819	462,977
Scholastic Corp.	66,813	1,942,254
Shenandoah Telecommunications Co.	28,869	1,544,780
Sirius XM Holdings, Inc.(c)	440,587	2,603,869

	Shares	Value
Communication Services-(continued)
Snap, Inc., Class A(b)	81,683	$1,438,438
Spok Holdings, Inc.	37,559	385,355
TechTarget, Inc.(b)	9,070	211,512
Tribune Publishing Co.	49,415	423,487
TripAdvisor, Inc.	108,881	2,174,354
TrueCar, Inc.(b)	168,969	432,561
United States Cellular Corp.(b)	53,598	1,706,024
Vonage Holdings Corp.(b)	168,350	1,407,406
WideOpenWest, Inc.(b)	105,435	624,175
World Wrestling Entertainment, Inc., Class A	17,919	796,858
Yelp, Inc.(b)	57,359	1,281,974
Zillow Group, Inc., Class A(b)(c)	18,217	793,168
Zillow Group, Inc., Class C(b)(c)	40,707	1,789,480
Zynga, Inc., Class A(b)	285,427	2,152,120

		56,916,142

Consumer Discretionary-12.42%
1-800-Flowers.com, Inc., Class A(b)	30,193	579,404
Acushnet Holdings Corp.	42,635	1,168,199
Adtalem Global Education, Inc.(b)	91,079	2,893,580
American Outdoor Brands Corp.(b)	150,244	1,422,059
American Public Education, Inc.(b)	33,267	857,291
America’s Car-Mart, Inc.(b)	5,227	344,721
Ascena Retail Group, Inc.(b)(c)	173,303	251,289
At Home Group, Inc.(b)(c)	209,625	492,619
Barnes & Noble Education, Inc.(b)	249,562	446,716
Bassett Furniture Industries, Inc.	36,928	252,587
BBX Capital Corp.	92,687	196,496
Beazer Homes USA, Inc.(b)	141,852	998,638
Big 5 Sporting Goods Corp.(c)	133,129	182,387
Biglari Holdings, Inc., Class A(b)	331	117,505
Biglari Holdings, Inc., Class B(b)	3,186	222,988
BJ’s Restaurants, Inc.	32,063	700,897
Blue Apron Holdings, Inc., Class A(b)(c)	73,513	565,315
Boot Barn Holdings, Inc.(b)	31,853	588,006
Boyd Gaming Corp.	95,034	1,586,117
Bright Horizons Family Solutions, Inc.(b)	19,397	2,258,781
Buckle, Inc. (The)(c)	87,842	1,344,861
Build-A-Bear Workshop, Inc.(b)	98,655	250,584
Caleres, Inc.	209,308	1,697,488
Callaway Golf Co.	73,133	1,047,265
Camping World Holdings, Inc., Class A(c)	75,454	669,277
Carriage Services, Inc.	24,831	372,962
Carrols Restaurant Group, Inc.(b)	160,327	585,194
Carvana Co.(b)(c)	1,735	138,991
Cato Corp. (The), Class A	83,927	945,018
Cavco Industries, Inc.(b)	5,920	915,706
Century Casinos, Inc.(b)	39,722	180,139
Century Communities, Inc.(b)	47,367	1,014,601
Cheesecake Factory, Inc. (The)(c)	72,254	1,610,542
Chegg, Inc.(b)	16,048	686,052
Chewy, Inc., Class A(b)	7,146	308,993
Chico’s FAS, Inc.	762,800	1,144,200
Children’s Place, Inc. (The)(c)	34,164	1,009,888
Choice Hotels International, Inc.	13,258	995,013
Churchill Downs, Inc.	11,558	1,158,343
Chuy’s Holdings, Inc.(b)	24,077	403,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Consumer Discretionary-(continued)
Citi Trends, Inc.	30,483	$346,287
Clarus Corp.	17,484	186,729
Collectors Universe, Inc.	11,415	250,788
Columbia Sportswear Co.	22,728	1,656,644
Conn’s, Inc.(b)(c)	167,058	1,129,312
Container Store Group, Inc. (The)(b)(c)	97,453	204,651
Crocs, Inc.(b)	31,655	767,634
Culp, Inc.	31,556	224,363
Dave & Buster’s Entertainment, Inc.(c)	37,087	542,954
Del Taco Restaurants, Inc.(b)	108,229	636,386
Denny’s Corp.(b)	38,089	429,263
Despegar.com Corp. (Argentina)(b)	35,665	246,088
Dillard’s, Inc., Class A(c)	49,328	1,454,189
Dine Brands Global, Inc.	18,712	830,626
Dorman Products, Inc.(b)	26,894	1,696,473
Drive Shack, Inc.(b)	256,753	338,914
Duluth Holdings, Inc., Class B(b)(c)	27,785	111,418
El Pollo Loco Holdings, Inc.(b)	28,452	347,968
Eldorado Resorts, Inc.(b)(c)	37,097	795,360
Ethan Allen Interiors, Inc.	84,348	953,976
Etsy, Inc.(b)	16,882	1,095,135
Everi Holdings, Inc.(b)	65,083	322,161
Express, Inc.(b)(c)	731,081	1,513,338
Farfetch Ltd., Class A (United Kingdom)(b)(c)	53,247	704,990
Fiesta Restaurant Group, Inc.(b)	82,875	602,916
Five Below, Inc.(b)	18,835	1,698,164
Flexsteel Industries, Inc.	21,991	211,114
Floor & Decor Holdings, Inc., Class A(b)	21,283	902,399
Fossil Group, Inc.(b)	632,376	2,504,209
Fox Factory Holding Corp.(b)	12,085	616,456
Francesca’s Holdings Corp.(b)(c)	86,902	229,421
frontdoor, Inc.(b)	38,901	1,505,858
Funko, Inc., Class A(b)(c)	42,472	181,780
Genesco, Inc.(b)	97,699	1,849,442
Gentherm, Inc.(b)	38,886	1,455,892
GNC Holdings, Inc.(b)(c)	618,140	355,740
Golden Entertainment, Inc.(b)	26,602	251,123
GoPro, Inc., Class A(b)(c)	255,148	898,121
Grand Canyon Education, Inc.(b)	37,837	3,254,739
Green Brick Partners, Inc.(b)	38,756	345,316
Groupon, Inc.(b)	1,573,876	1,920,129
Grubhub, Inc.(b)	43,945	2,100,132
Guess?, Inc.	138,360	1,293,666
Hamilton Beach Brands Holding Co., Class A	27,037	356,618
Haverty Furniture Cos., Inc.	75,532	1,021,948
Helen of Troy Ltd.(b)	16,576	2,723,105
Hibbett Sports, Inc.(b)	66,418	1,024,830
Hilton Grand Vacations, Inc.(b)	115,181	2,372,729
Hooker Furniture Corp.	32,054	480,489
Houghton Mifflin Harcourt Co.(b)	343,749	549,998
Hovnanian Enterprises, Inc., Class A(b)(c)	57,159	721,347
Hudson Ltd., Class A(b)	89,829	440,162
Hyatt Hotels Corp., Class A	31,828	1,790,643
Installed Building Products, Inc.(b)	12,697	626,089
iRobot Corp.(b)(c)	30,627	1,867,022
J. Jill, Inc.(b)(c)	356,348	162,281
J.C. Penney Co., Inc.(b)(c)	4,635,932	1,177,527
Jack in the Box, Inc.	26,527	1,599,578

	Shares	Value
Consumer Discretionary-(continued)
Johnson Outdoors, Inc., Class A	5,164	$353,011
K12, Inc.(b)	102,283	2,322,847
Kirkland’s, Inc.(b)(c)	290,633	264,796
Lands’ End, Inc.(b)(c)	48,472	412,497
La-Z-Boy, Inc.	69,313	1,625,390
LCI Industries	28,692	2,488,170
LGI Homes, Inc.(b)	17,751	1,075,356
Libbey, Inc.(b)(c)	118,763	136,577
Lindblad Expeditions Holdings, Inc.(b)	15,436	103,112
Liquidity Services, Inc.(b)	47,580	237,900
Lumber Liquidators Holdings, Inc.(b)(c)	105,978	747,145
M.D.C. Holdings, Inc.	70,392	2,058,966
M/I Homes, Inc.(b)	63,101	1,606,551
MakeMyTrip Ltd. (India)(b)	29,415	434,165
Malibu Boats, Inc., Class A(b)	11,390	391,588
MarineMax, Inc.(b)	61,426	885,149
MasterCraft Boat Holdings, Inc.(b)	30,169	315,266
MercadoLibre, Inc. (Argentina)(b)	2,075	1,210,783
Modine Manufacturing Co.(b)	163,299	756,074
Monarch Casino & Resort, Inc.(b)	8,028	267,653
Monro, Inc.	33,751	1,872,843
Motorcar Parts of America, Inc.(b)	42,001	597,674
Movado Group, Inc.	52,665	542,976
National Vision Holdings, Inc.(b)	64,075	1,697,987
Nautilus, Inc.(b)	200,553	1,301,589
New Home Co., Inc. (The)(b)	46,789	106,679
Noodles & Co.(b)	31,698	198,112
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	32,637	2,216,379
Overstock.com, Inc.(b)	103,822	1,310,234
Oxford Industries, Inc.	25,252	1,058,564
Papa John’s International, Inc.	19,773	1,422,074
Party City Holdco, Inc.(b)(c)	920,472	698,178
Perdoceo Education Corp.(b)	52,557	683,241
PetMed Express, Inc.(c)	22,629	895,429
Planet Fitness, Inc., Class A(b)	10,515	634,370
Playa Hotels & Resorts N.V.(b)	112,535	277,961
PlayAGS, Inc.(b)	38,723	169,994
Pool Corp.	15,063	3,188,235
Potbelly Corp.(b)	77,977	269,021
Quotient Technology, Inc.(b)	52,831	379,327
RCI Hospitality Holdings, Inc.	10,838	135,800
Red Lion Hotels Corp.(b)	80,806	130,098
Red Robin Gourmet Burgers, Inc.(b)(c)	52,783	772,215
Red Rock Resorts, Inc., Class A	75,335	825,672
Regis Corp.(b)	67,703	840,871
Rent-A-Center, Inc.	82,621	1,644,571
RH(b)(c)	10,809	1,554,118
Rocky Brands, Inc.	14,316	307,078
Rubicon Project, Inc. (The)(b)	43,146	309,357
Ruth’s Hospitality Group, Inc.	29,940	336,975
Scientific Games Corp.(b)	127,473	1,607,434
SeaWorld Entertainment, Inc.(b)	44,614	655,380
Select Interior Concepts, Inc., Class A(b)	55,211	176,675
Shake Shack, Inc., Class A(b)(c)	6,301	343,467
Shoe Carnival, Inc.(c)	20,553	485,462
Shutterstock, Inc.	12,336	468,768
Skyline Champion Corp.(b)	23,077	454,848
Sleep Number Corp.(b)	30,175	902,232
Sonos, Inc.(b)	57,775	590,460
Sportsman’s Warehouse Holdings, Inc.(b)	152,026	1,088,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Consumer Discretionary-(continued)
Stamps.com, Inc.(b)	8,675	$1,372,992
Standard Motor Products, Inc.	30,231	1,230,099
Steven Madden Ltd.	62,095	1,556,722
Stitch Fix, Inc., Class A(b)(c)	14,623	234,699
Stoneridge, Inc.(b)	37,398	749,082
Strategic Education, Inc.	10,196	1,624,223
Sturm Ruger & Co., Inc.	24,683	1,313,136
Superior Industries International, Inc.	164,856	232,447
Tailored Brands, Inc.(c)	709,959	1,178,532
Tempur Sealy International, Inc.(b)	40,687	2,186,926
Texas Roadhouse, Inc.	49,903	2,349,932
Tilly’s, Inc., Class A	82,552	486,231
TopBuild Corp.(b)	25,536	2,379,700
Town Sports International Holdings, Inc.(b)	112,592	67,139
Turtle Beach Corp.(b)	24,005	235,969
Twin River Worldwide Holdings, Inc.	21,924	345,961
Unifi, Inc.(b)	38,646	399,986
Universal Electronics, Inc.(b)	19,156	790,760
Veoneer, Inc. (Sweden)(b)(c)	257,727	2,520,570
Vera Bradley, Inc.(b)	59,600	328,396
Vista Outdoor, Inc.(b)	251,830	2,548,520
Wayfair, Inc., Class A(b)(c)	24,900	3,088,596
Wendy’s Co. (The)	141,516	2,810,508
Weyco Group, Inc.	9,553	181,794
Wingstop, Inc.	7,283	854,077
Winnebago Industries, Inc.	26,151	1,160,320
Wolverine World Wide, Inc.	111,301	2,280,557
WW International, Inc.(b)	45,659	1,164,761
Wyndham Hotels & Resorts, Inc.	59,226	2,233,412
YETI Holdings, Inc.(b)(c)	13,400	369,974
ZAGG, Inc.(b)	77,406	255,440
Zumiez, Inc.(b)	35,848	757,827

		178,614,010

Consumer Staples-3.55%
Adecoagro S.A. (Brazil)(b)	167,471	668,209
Andersons, Inc. (The)	168,921	2,866,589
Boston Beer Co., Inc. (The), Class A(b)	3,371	1,572,605
Calavo Growers, Inc.	14,016	812,928
Cal-Maine Foods, Inc.	50,311	2,088,410
Central Garden & Pet Co., Class A(b)	82,361	2,504,598
Chefs’ Warehouse, Inc. (The)(b)	33,846	476,552
Coca-Cola Consolidated, Inc.	5,623	1,324,048
Craft Brew Alliance, Inc.(b)(c)	13,552	204,635
elf Beauty, Inc.(b)	17,764	232,176
Energizer Holdings, Inc.	48,690	1,896,962
Farmer Brothers Co.(b)	36,101	333,573
Fresh Del Monte Produce, Inc.	104,131	2,968,775
Freshpet, Inc.(b)	3,260	245,837
Grocery Outlet Holding Corp.(b)	26,555	883,485
Herbalife Nutrition Ltd.(b)	93,492	3,491,926
Hostess Brands, Inc.(b)	157,783	1,896,552
Ingles Markets, Inc., Class A	58,941	2,406,561
Inter Parfums, Inc.	11,118	496,863
J&J Snack Foods Corp.	9,894	1,256,835
John B. Sanfilippo & Son, Inc.	13,523	1,110,644
Lancaster Colony Corp.	13,978	1,881,858
Landec Corp.(b)	56,481	629,763
Lifevantage Corp.(b)	16,228	251,534
Limoneira Co.	14,386	192,053

	Shares	Value
Consumer Staples-(continued)
Medifast, Inc.(c)	5,704	$432,820
MGP Ingredients, Inc.	14,002	528,295
National Beverage Corp.(b)(c)	15,504	778,766
Natural Grocers by Vitamin Cottage, Inc.	44,923	506,282
New Age Beverages Corp.(b)(c)	68,448	96,512
Pilgrim’s Pride Corp.(b)	120,798	2,657,556
PriceSmart, Inc.	39,802	2,529,019
Pyxus International, Inc.(b)(c)	381,839	1,000,418
Revlon, Inc., Class A(b)(c)	19,515	259,940
Seneca Foods Corp., Class A(b)	11,103	399,486
Simply Good Foods Co. (The)(b)	33,229	626,367
SpartanNash Co.	172,379	2,956,300
Tootsie Roll Industries, Inc.(c)	11,915	418,574
Turning Point Brands, Inc.	8,594	200,240
USANA Health Sciences, Inc.(b)	15,819	1,411,371
Village Super Market, Inc., Class A	37,700	905,931
WD-40 Co.	5,437	947,560
Weis Markets, Inc.	34,358	1,718,931

		51,068,339

Energy-5.39%
Abraxas Petroleum Corp.(b)	1,184,497	372,761
Amplify Energy Corp.	51,480	67,954
Antero Midstream Corp.(c)	40,948	194,503
Apergy Corp.(b)	114,695	1,056,341
Arch Coal, Inc., Class A(c)	40,499	1,182,166
Archrock, Inc.	274,865	1,322,101
Ardmore Shipping Corp. (Ireland)	115,977	763,129
Berry Corp.	127,102	435,960
Bonanza Creek Energy, Inc.(b)	57,571	1,005,190
Cactus, Inc., Class A	21,492	382,128
California Resources Corp.(b)(c)	213,733	598,452
Callon Petroleum Co.(b)	1,257,740	1,181,898
Centennial Resource Development, Inc., Class A(b)	1,181,835	1,394,565
Chaparral Energy, Inc., Class A(b)	249,841	122,322
Clean Energy Fuels Corp.(b)	195,095	420,430
CONSOL Energy, Inc.(b)(c)	389,233	2,954,278
Core Laboratories N.V.(c)	94,302	1,849,262
Covia Holdings Corp.(b)	218,286	141,886
CVR Energy, Inc.(c)	92,974	2,217,430
Denbury Resources, Inc.(b)	2,490,824	885,488
DHT Holdings, Inc.	222,619	1,616,214
Diamond S Shipping, Inc.(b)	106,066	1,316,279
DMC Global, Inc.	6,559	169,288
Dorian LPG Ltd.(b)	62,864	596,579
Dril-Quip, Inc.(b)	54,461	1,804,293
Equitrans Midstream Corp.(c)	333,167	2,791,939
Era Group, Inc.(b)	57,582	294,820
Evolution Petroleum Corp.	40,876	121,402
Exterran Corp.(b)	114,008	775,254
Extraction Oil & Gas, Inc.(b)(c)	2,351,613	1,245,414
Forum Energy Technologies, Inc.(b)	641,896	276,015
Frank’s International N.V.(b)	344,901	838,109
FTS International, Inc.(b)	216,478	88,756
GasLog Ltd. (Monaco)	223,991	1,034,838
Geopark Ltd. (Colombia)(c)	40,899	387,314
Geospace Technologies Corp.(b)	17,741	110,172
Golar LNG Ltd. (Bermuda)	206,862	1,466,652
Green Plains, Inc.	262,625	1,541,609

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Energy-(continued)
Gulf Island Fabrication, Inc.(b)	42,254	$127,607
Helix Energy Solutions Group, Inc.(b)	330,166	838,622
Hi-Crush, Inc.(b)	449,195	139,071
HighPoint Resources Corp.(b)	762,167	252,735
International Seaways, Inc.	90,325	2,185,865
ION Geophysical Corp.(b)	24,031	48,543
KLX Energy Services Holdings, Inc.(b)	176,949	230,034
Kosmos Energy Ltd. (Ghana)	555,073	915,870
Laredo Petroleum, Inc.(b)	1,029,103	1,121,722
Liberty Oilfield Services, Inc., Class A(c)	134,031	632,626
Magnolia Oil & Gas Corp., Class A(b)	172,501	1,116,081
Mammoth Energy Services, Inc.	260,016	218,413
Matador Resources Co.(b)(c)	197,488	1,390,316
Matrix Service Co.(b)	99,486	1,038,634
Montage Resources Corp.(b)(c)	162,160	1,107,553
NACCO Industries, Inc., Class A	5,733	201,515
National Energy Services Reunited Corp.(b)(c)	43,952	224,595
Natural Gas Services Group, Inc.(b)	41,387	262,807
Navigator Holdings Ltd.(b)	74,844	499,209
Navios Maritime Acquisition Corp. (Greece)	118,908	650,427
Newpark Resources, Inc.(b)	396,108	606,045
NexTier Oilfield Solutions, Inc.(b)	247,429	574,035
Nine Energy Service, Inc.(b)(c)	117,891	170,942
Noble Corp. PLC(b)	3,192,150	823,575
Nordic American Tankers Ltd.(c)	719,056	4,328,717
Northern Oil and Gas, Inc.(b)	339,739	284,429
Oil States International, Inc.(b)	332,710	1,144,522
Overseas Shipholding Group, Inc., Class A(b)	233,461	583,653
Pacific Ethanol, Inc.(b)	338,501	119,829
Par Pacific Holdings, Inc.(b)	102,814	999,352
Penn Virginia Corp.(b)	41,270	259,588
ProPetro Holding Corp.(b)	166,808	707,266
Renewable Energy Group, Inc.(b)	80,070	1,986,537
REX American Resources Corp.(b)	11,547	686,816
Ring Energy, Inc.(b)	272,861	245,930
RPC, Inc.(c)	246,138	839,331
SandRidge Energy, Inc.(b)	197,181	392,390
Scorpio Tankers, Inc. (Monaco)	135,647	2,969,313
SEACOR Holdings, Inc.(b)	36,804	1,040,081
Select Energy Services, Inc., Class A(b)	128,893	618,686
SFL Corp. Ltd. (Norway)(c)	221,869	2,504,901
SilverBow Resources, Inc.(b)(c)	52,873	286,043
Smart Sand, Inc.(b)(c)	117,894	97,852
Solaris Oilfield Infrastructure, Inc., Class A	20,262	138,592
Talos Energy, Inc.(b)	32,570	370,972
Teekay Corp. (Bermuda)(b)	482,267	1,794,033
Teekay Tankers Ltd., Class A (Bermuda)(b)	108,976	2,213,303
TETRA Technologies, Inc.(b)	512,093	249,031
Tidewater, Inc.(b)	103,930	598,637
Unit Corp.(b)	1,322,323	446,945
US Silica Holdings, Inc.	407,546	782,488
VAALCO Energy, Inc.(b)	84,481	78,348
W&T Offshore, Inc.(b)	139,659	386,855

		77,554,473

Financials-17.52%
1st Source Corp.	17,945	623,230
AG Mortgage Investment Trust, Inc.(c)	76,588	244,316

	Shares	Value
Financials-(continued)
Allegiance Bancshares, Inc.	24,400	$611,952
Amalgamated Bank, Class A	16,862	180,423
Ambac Financial Group, Inc.(b)	142,638	2,453,374
Amerant Bancorp, Inc.(b)	25,810	348,951
American National Insurance Co.	20,710	1,667,155
Ameris Bancorp	41,632	1,058,702
AMERISAFE, Inc.	27,234	1,733,989
Anworth Mortgage Asset Corp.	305,851	526,064
Apollo Commercial Real Estate Finance, Inc.	193,413	1,576,316
Arbor Realty Trust, Inc.	80,254	552,950
Ares Commercial Real Estate Corp.	47,937	371,512
Ares Management Corp., Class A	25,470	854,519
Argo Group International Holdings Ltd.	52,201	1,845,827
Arlington Asset Investment Corp., Class A	74,356	210,427
ARMOUR Residential REIT, Inc.	58,528	517,388
Artisan Partners Asset Management, Inc., Class A	73,456	2,162,545
Atlantic Capital Bancshares, Inc.(b)	23,020	288,901
Atlantic Union Bankshares Corp.	79,899	1,907,189
Axos Financial, Inc.(b)	72,167	1,663,449
B. Riley Financial, Inc.	17,229	342,685
Banc of California, Inc.	73,939	770,444
BancFirst Corp.	17,635	679,124
Banco Latinoamericano de Comercio Exterior S.A., Class E (Panama)	55,914	638,538
Bancorp, Inc. (The)(b)	45,852	319,588
BancorpSouth Bank	120,525	2,638,292
Bank of Marin Bancorp	11,996	395,388
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	71,686	1,577,809
BankFinancial Corp.	14,723	121,759
Banner Corp.	46,948	1,804,212
Benefytt Technologies, Inc.(b)(c)	8,049	210,320
Berkshire Hills Bancorp, Inc.	73,224	1,247,737
BGC Partners, Inc., Class A	452,054	1,399,107
Blucora, Inc.(b)	55,390	779,337
Boston Private Financial Holdings, Inc.	156,776	1,191,498
Bridge Bancorp, Inc.	22,574	467,056
Bridgewater Bancshares, Inc.(b)	24,219	245,338
Brightsphere Investment Group, Inc.	106,449	788,787
Brookline Bancorp, Inc.	107,899	1,101,649
Bryn Mawr Bank Corp.	26,060	758,737
Byline Bancorp, Inc.	30,586	376,820
Cadence BanCorp	153,172	1,013,999
Camden National Corp.	18,025	590,319
Cannae Holdings, Inc.(b)	45,559	1,437,386
Capitol Federal Financial, Inc.	205,765	2,467,122
Capstar Financial Holdings, Inc.	19,590	223,522
Capstead Mortgage Corp.	284,836	1,478,299
Carolina Financial Corp.	17,234	583,026
CBTX, Inc.	17,737	320,330
CenterState Bank Corp.	90,818	1,579,325
Central Pacific Financial Corp.	39,598	692,569
Century Bancorp, Inc., Class A	2,763	206,368
Cherry Hill Mortgage Investment Corp.	35,822	249,321
City Holding Co.	17,162	1,159,980
Civista Bancshares, Inc.	16,248	249,082
CNA Financial Corp.	69,007	2,179,241
Cohen & Steers, Inc.	15,631	902,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Financials-(continued)
Colony Credit Real Estate, Inc.	160,298	$771,033
Columbia Financial, Inc.(b)	36,286	513,628
Community Bank System, Inc.	47,279	2,954,465
Community Trust Bancorp, Inc.	23,088	782,683
ConnectOne Bancorp, Inc.	34,553	516,222
Cowen, Inc., Class A	82,744	906,047
Credit Acceptance Corp.(b)(c)	6,515	2,029,879
Curo Group Holdings Corp.	32,579	303,636
Customers Bancorp, Inc.(b)	63,595	811,472
CVB Financial Corp.	139,234	2,893,979
Diamond Hill Investment Group, Inc.	5,443	596,335
Dime Community Bancshares, Inc.	58,312	958,066
Donnelley Financial Solutions, Inc.(b)	143,080	1,041,622
Dynex Capital, Inc.	52,838	756,112
Eagle Bancorp, Inc.	44,299	1,554,009
eHealth, Inc.(b)	3,752	400,338
Elevate Credit, Inc.(b)	98,381	183,972
Ellington Residential Mortgage REIT(c)	21,268	189,711
Employers Holdings, Inc.	44,625	1,355,261
Encore Capital Group, Inc.(b)	71,259	1,851,309
Enova International, Inc.(b)	77,983	1,250,847
Enstar Group Ltd. (Bermuda)(b)	14,420	2,085,420
Enterprise Financial Services Corp.	20,417	627,619
Equity Bancshares, Inc., Class A(b)	22,993	430,889
Erie Indemnity Co., Class A	14,932	2,658,792
Evercore, Inc., Class A	45,898	2,368,337
Exantas Capital Corp.	93,341	276,289
EZCORP, Inc., Class A(b)	301,462	1,688,187
FB Financial Corp.	19,851	443,471
FBL Financial Group, Inc., Class A	12,509	488,852
Federal Agricultural Mortgage Corp., Class C	15,295	1,019,106
FedNat Holding Co.	26,368	319,580
FGL Holdings	142,843	1,482,710
Financial Institutions, Inc.	19,605	379,357
First Bancorp	306,013	1,784,056
First Bancorp/Southern Pines NC	28,892	768,238
First Bancshares, Inc. (The)	10,338	205,933
First Busey Corp.	62,738	1,155,634
First Business Financial Services, Inc.	8,869	152,369
First Commonwealth Financial Corp.	132,608	1,262,428
First Defiance Financial Corp.	24,552	426,714
First Financial Bancorp	132,418	2,036,589
First Financial Bankshares, Inc.	63,271	1,762,097
First Financial Corp.	19,656	698,181
First Foundation, Inc.	46,831	644,395
First Internet Bancorp	12,717	199,657
First Interstate BancSystem, Inc., Class A	43,424	1,467,731
First Merchants Corp.	51,199	1,449,444
First Midwest Bancorp, Inc.	143,770	2,124,921
First of Long Island Corp. (The)	25,519	402,945
FirstCash, Inc.	30,495	2,190,761
Flagstar Bancorp, Inc.	57,695	1,494,877
Flushing Financial Corp.	52,785	659,285
Focus Financial Partners, Inc., Class A(b)	18,823	449,117
Franklin Financial Network, Inc.	16,106	382,034
FS Bancorp, Inc.	4,715	197,794
GAIN Capital Holdings, Inc.	82,476	539,393
German American Bancorp, Inc.	21,904	651,206
Glacier Bancorp, Inc.	78,285	2,981,093

	Shares	Value
Financials-(continued)
Granite Point Mortgage Trust, Inc.	68,566	$341,459
Great Ajax Corp.(c)	39,683	345,242
Great Southern Bancorp, Inc.	14,802	630,121
Great Western Bancorp, Inc.	94,093	1,768,948
Green Dot Corp., Class A(b)	54,321	1,656,791
Greenhill & Co., Inc.	57,948	618,305
Greenlight Capital Re Ltd., Class A(b)	65,366	426,186
Guaranty Bancshares, Inc.	8,512	229,569
Hallmark Financial Services, Inc.(b)	26,678	115,249
Hamilton Lane, Inc., Class A	3,212	208,298
Hanmi Financial Corp.	69,089	833,904
HarborOne Bancorp, Inc.(b)	21,879	175,470
HCI Group, Inc.	12,256	510,462
Heartland Financial USA, Inc.	37,460	1,272,516
Heritage Commerce Corp.	55,449	492,387
Heritage Financial Corp.	47,168	945,718
Heritage Insurance Holdings, Inc.	63,183	716,495
Hilltop Holdings, Inc.	111,676	2,155,347
Hingham Institution for Savings	1,324	202,598
Home Bancorp, Inc.	8,818	223,977
HomeStreet, Inc.	33,391	853,140
HomeTrust Bancshares, Inc.	19,453	298,993
Hope Bancorp, Inc.	218,811	2,177,169
Horace Mann Educators Corp.	61,201	2,151,827
Horizon Bancorp, Inc.	37,558	427,410
Houlihan Lokey, Inc.	27,462	1,630,694
Independent Bank Corp.	26,633	1,941,279
Independent Bank Corp.	26,305	386,420
Independent Bank Group, Inc.	28,700	869,897
Interactive Brokers Group, Inc., Class A	16,928	694,048
International Bancshares Corp.	74,903	2,171,438
INTL. FCStone, Inc.(b)	23,100	923,076
Investors Title Co.	1,771	237,137
James River Group Holdings Ltd.	54,912	1,948,278
Kearny Financial Corp.	98,148	912,776
Kingstone Cos., Inc.	22,917	112,293
Kinsale Capital Group, Inc.	3,238	351,712
KKR Real Estate Finance Trust, Inc.	31,623	499,011
Ladder Capital Corp.	164,900	1,310,955
Lakeland Bancorp, Inc.	65,188	729,454
Lakeland Financial Corp.	23,949	1,013,761
LendingClub Corp.(b)	104,268	799,736
LendingTree, Inc.(b)(c)	1,552	387,022
Live Oak Bancshares, Inc.(c)	32,427	452,357
MarketAxess Holdings, Inc.	5,722	2,603,567
MBIA, Inc.(b)	245,321	1,996,913
Mercantile Bank Corp.	23,948	565,173
Merchants Bancorp	9,571	147,393
Mercury General Corp.	58,106	2,380,022
Meridian Bancorp, Inc.	46,384	546,404
Meta Financial Group, Inc.	24,562	452,432
Metropolitan Bank Holding Corp.(b)	7,847	196,881
Midland States Bancorp, Inc.	32,264	523,322
MidWestOne Financial Group, Inc.	14,531	303,262
Moelis & Co., Class A	55,396	1,654,679
Morningstar, Inc.	7,758	1,209,938
Mr Cooper Group, Inc.(b)	145,474	1,393,641
National Bank Holdings Corp., Class A	27,682	735,788
National General Holdings Corp.	123,750	2,354,963
National Western Life Group, Inc., Class A	3,720	716,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Financials-(continued)
NBT Bancorp, Inc.	55,065	$1,824,303
Nelnet, Inc., Class A	36,114	1,738,889
New York Mortgage Trust, Inc.	396,578	864,540
Nicolet Bankshares, Inc.(b)	7,787	428,441
NMI Holdings, Inc., Class A(b)	34,243	462,965
Northeast Bank	9,343	156,495
Northfield Bancorp, Inc.	55,873	629,689
Northrim BanCorp, Inc.	8,754	205,281
Northwest Bancshares, Inc.	178,284	1,891,593
OceanFirst Financial Corp.	53,181	896,100
Ocwen Financial Corp.(b)	214,775	90,571
OFG Bancorp	92,218	1,160,102
On Deck Capital, Inc.(b)	225,427	272,767
Oportun Financial Corp.(b)	13,231	98,968
Oppenheimer Holdings, Inc., Class A	28,766	592,004
Opus Bank	30,553	587,229
Orchid Island Capital, Inc.	81,740	322,056
Origin Bancorp, Inc.	18,963	422,685
Pacific Premier Bancorp, Inc.	86,507	1,846,924
Park National Corp.	19,279	1,541,934
Peapack-Gladstone Financial Corp.	21,308	402,082
PennyMac Financial Services, Inc.	34,405	1,037,999
PennyMac Mortgage Investment Trust	152,928	1,590,451
Peoples Bancorp, Inc.	25,653	623,624
People’s Utah Bancorp	15,255	327,677
Piper Sandler Cos	14,571	785,523
PJT Partners, Inc., Class A	4,543	220,972
PRA Group, Inc.(b)	76,653	2,126,354
Preferred Bank	12,149	463,484
ProSight Global, Inc.(b)	16,652	139,211
Protective Insurance Corp.	10,694	167,040
Provident Financial Services, Inc.	104,289	1,496,547
QCR Holdings, Inc.	14,239	438,276
RBB Bancorp	21,515	277,974
Ready Capital Corp.	55,046	367,157
Redwood Trust, Inc.	191,102	783,518
Regional Management Corp.(b)	26,659	424,944
Renasant Corp.	88,713	2,326,942
Republic Bancorp, Inc., Class A	11,161	371,996
Republic First Bancorp, Inc.(b)	80,011	210,429
RLI Corp.	35,481	2,584,081
S&T Bancorp, Inc.	45,158	1,206,170
Safety Insurance Group, Inc.	20,759	1,746,247
Sandy Spring Bancorp, Inc.	49,184	1,254,192
Seacoast Banking Corp. of Florida(b)	48,075	1,080,245
ServisFirst Bancshares, Inc.	28,957	1,028,553
Simmons First National Corp., Class A	111,569	2,086,340
SmartFinancial, Inc.	16,693	241,381
South State Corp.	41,460	2,398,046
Southern First Bancshares, Inc.(b)	6,800	198,288
Southern National Bancorp of Virginia, Inc.	27,100	272,897
Southside Bancshares, Inc.	38,460	1,169,569
Spirit of Texas Bancshares, Inc.(b)	11,344	130,343
State Auto Financial Corp.	24,636	618,117
Sterling Bancorp, Inc.	30,622	110,545
Stewart Information Services Corp.	55,826	1,778,616
Stock Yards Bancorp, Inc.	20,323	671,472
TFS Financial Corp.	31,972	436,418
Third Point Reinsurance Ltd. (Bermuda)(b)	124,684	927,649
Towne Bank	80,303	1,622,121

	Shares	Value
Financials-(continued)
TPG RE Finance Trust, Inc.	77,234	$593,929
Tradeweb Markets, Inc., Class A	16,806	876,601
TriCo Bancshares	29,742	895,829
TriState Capital Holdings, Inc.(b)	29,036	412,892
Triumph Bancorp, Inc.(b)	23,320	646,197
Trupanion, Inc.(b)(c)	7,018	209,908
TrustCo Bank Corp.	149,179	939,828
Trustmark Corp.	103,130	2,744,289
United Community Banks, Inc.	83,496	1,765,523
United Fire Group, Inc.	38,828	1,110,481
United Insurance Holdings Corp.	43,541	372,276
Universal Insurance Holdings, Inc.	64,688	1,179,262
Univest Financial Corp.	42,942	760,073
Veritex Holdings, Inc.	25,201	442,530
Virtu Financial, Inc., Class A	48,172	1,125,780
Virtus Investment Partners, Inc.	9,139	742,727
Walker & Dunlop, Inc.	26,237	1,008,288
Washington Trust Bancorp, Inc.	21,056	737,171
Waterstone Financial, Inc.	35,912	521,442
Watford Holdings Ltd., Class A (Bermuda)(b)	46,190	570,447
WesBanco, Inc.	83,126	2,051,550
Westamerica Bancorporation	23,977	1,510,551
Western Asset Mortgage Capital Corp.	125,930	384,087
Westwood Holdings Group, Inc.	21,533	495,905
White Mountains Insurance Group Ltd.	2,350	2,286,550
WisdomTree Investments, Inc.	237,298	768,846
World Acceptance Corp.(b)(c)	17,601	1,194,228
WSFS Financial Corp.	33,804	986,401

		252,002,830

Health Care-11.48%
ABIOMED, Inc.(b)	10,953	2,094,761
ACADIA Pharmaceuticals, Inc.(b)	9,173	443,148
Acceleron Pharma, Inc.(b)	2,877	260,455
Accuray, Inc.(b)	111,977	250,269
Aclaris Therapeutics, Inc.(b)	112,427	149,528
Acorda Therapeutics, Inc.(b)	660,677	635,902
Addus HomeCare Corp.(b)	5,174	419,197
Adverum Biotechnologies, Inc.(b)	12,228	144,902
Aerie Pharmaceuticals, Inc.(b)(c)	10,411	158,664
Agios Pharmaceuticals, Inc.(b)	13,018	535,561
Aimmune Therapeutics, Inc.(b)(c)	8,110	138,843
Akorn, Inc.(b)	901,296	189,272
Alkermes PLC(b)	88,944	1,219,422
Allogene Therapeutics, Inc.(b)(c)	10,908	315,241
Allscripts Healthcare Solutions, Inc.(b)	409,568	2,662,192
Alnylam Pharmaceuticals, Inc.(b)	10,501	1,382,982
AMAG Pharmaceuticals, Inc.(b)(c)	152,718	1,226,326
Amedisys, Inc.(b)	9,475	1,744,916
American Renal Associates Holdings, Inc.(b)	67,865	507,630
Amicus Therapeutics, Inc.(b)	34,835	411,401
AMN Healthcare Services, Inc.(b)	36,379	1,709,085
Amneal Pharmaceuticals, Inc.(b)	220,360	799,907
Amphastar Pharmaceuticals, Inc.(b)	24,614	417,207
AnaptysBio, Inc.(b)	28,431	444,092
AngioDynamics, Inc.(b)	74,451	776,524
ANI Pharmaceuticals, Inc.(b)	6,477	259,145
Anika Therapeutics, Inc.(b)	12,462	414,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Health Care-(continued)
Arcus Biosciences, Inc.(b)	10,157	$268,246
Arena Pharmaceuticals, Inc.(b)	12,951	634,210
Assembly Biosciences, Inc.(b)	7,385	129,311
Assertio Therapeutics, Inc.(b)	732,190	640,666
Atara Biotherapeutics, Inc.(b)	27,219	225,645
AtriCure, Inc.(b)	9,064	390,840
Atrion Corp.	599	378,466
Avanos Medical, Inc.(b)	66,618	2,068,489
Avantor, Inc.(b)	102,162	1,717,343
AxoGen, Inc.(b)	10,703	104,354
Bio-Techne Corp.	12,649	2,846,025
BioTelemetry, Inc.(b)	12,633	590,087
Bluebird Bio, Inc.(b)	24,933	1,343,390
Blueprint Medicines Corp.(b)	6,963	409,633
Bruker Corp.	37,567	1,477,134
Cantel Medical Corp.	17,624	652,088
Capital Senior Living Corp.(b)	85,172	66,468
Cardiovascular Systems, Inc.(b)	6,971	292,782
Castlight Health, Inc., Class B(b)	142,484	104,441
Change Healthcare, Inc.(b)	26,641	310,101
Chemed Corp.	4,937	2,056,606
Computer Programs & Systems, Inc.	20,896	502,131
Concert Pharmaceuticals, Inc.(b)	13,506	134,790
CONMED Corp.	15,955	1,179,234
Corcept Therapeutics, Inc.(b)	29,745	376,572
CorVel Corp.(b)	5,722	301,492
Cross Country Healthcare, Inc.(b)	85,026	534,814
CryoLife, Inc.(b)	14,342	320,257
Cyclerion Therapeutics, Inc.(b)	36,133	139,835
Cymabay Therapeutics, Inc.(b)	100,582	178,030
CytomX Therapeutics, Inc.(b)	21,067	217,411
Denali Therapeutics, Inc.(b)	11,411	249,444
DexCom, Inc.(b)	3,769	1,263,369
Dicerna Pharmaceuticals, Inc.(b)	7,424	146,253
Eagle Pharmaceuticals, Inc.(b)	5,348	272,641
Editas Medicine, Inc.(b)(c)	10,238	236,703
Emergent BioSolutions, Inc.(b)	29,732	2,198,681
Enanta Pharmaceuticals, Inc.(b)	12,690	588,435
Endo International PLC(b)	398,321	1,832,277
Endologix, Inc.(b)(c)	147,735	139,565
Ensign Group, Inc. (The)	34,958	1,307,779
Enzo Biochem, Inc.(b)	69,606	210,210
Epizyme, Inc.(b)	9,628	158,477
Evolent Health, Inc., Class A(b)	106,526	768,052
Exact Sciences Corp.(b)	7,501	592,429
Exelixis, Inc.(b)	85,299	2,106,459
FibroGen, Inc.(b)	13,039	481,009
Five Prime Therapeutics, Inc.(b)	60,853	199,598
Fluidigm Corp.(b)	41,446	92,839
FONAR Corp.(b)	11,029	215,065
G1 Therapeutics, Inc.(b)	18,768	246,424
Geron Corp.(b)	141,661	168,577
Glaukos Corp.(b)	3,717	136,377
Global Blood Therapeutics, Inc.(b)	8,202	627,617
Globus Medical, Inc., Class A(b)	35,657	1,692,281
GlycoMimetics, Inc.(b)	41,277	115,163
Guardant Health, Inc.(b)	2,442	187,936
Haemonetics Corp.(b)	16,383	1,864,058
Halozyme Therapeutics, Inc.(b)	16,221	367,487
Hanger, Inc.(b)	31,377	576,082

	Shares	Value
Health Care-(continued)
Harvard Bioscience, Inc.(b)	56,795	$156,186
HealthEquity, Inc.(b)	10,211	574,573
HealthStream, Inc.(b)	19,087	435,661
Heron Therapeutics, Inc.(b)	17,126	244,217
Heska Corp.(b)	2,583	182,876
HMS Holdings Corp.(b)	64,346	1,845,122
Horizon Therapeutics PLC(b)	61,267	2,208,063
ICU Medical, Inc.(b)	9,767	2,142,001
IDEXX Laboratories, Inc.(b)	12,418	3,447,237
Immunomedics, Inc.(b)	19,016	577,706
Incyte Corp.(b)	32,734	3,196,802
Innoviva, Inc.(b)	39,931	566,222
Inogen, Inc.(b)	12,095	604,750
Inovalon Holdings, Inc., Class A(b)	34,034	595,595
Insmed, Inc.(b)	6,963	160,149
Insulet Corp.(b)	2,416	482,524
Integer Holdings Corp.(b)	26,485	1,972,073
Integra LifeSciences Holdings Corp.(b)	40,865	2,086,158
Intellia Therapeutics, Inc.(b)(c)	17,307	233,125
Intersect ENT, Inc.(b)	7,152	82,105
Intra-Cellular Therapies, Inc.(b)	9,359	165,374
IntriCon Corp.(b)	10,248	135,274
Invacare Corp.	99,651	749,375
Invitae Corp.(b)(c)	8,049	133,211
Ionis Pharmaceuticals, Inc.(b)	21,420	1,189,453
Iovance Biotherapeutics, Inc.(b)	16,362	526,038
Karyopharm Therapeutics, Inc.(b)	11,979	264,137
Lannett Co., Inc.(b)(c)	147,060	1,402,952
Lantheus Holdings, Inc.(b)	37,642	491,228
LeMaitre Vascular, Inc.	7,602	216,581
LHC Group, Inc.(b)	15,994	2,079,060
Ligand Pharmaceuticals, Inc.(b)(c)	9,161	903,000
LivaNova PLC(b)	33,768	1,793,756
Luminex Corp.	28,190	1,016,249
MacroGenics, Inc.(b)	27,321	196,711
Madrigal Pharmaceuticals, Inc.(b)(c)	2,701	226,020
Masimo Corp.(b)	12,941	2,768,209
Medpace Holdings, Inc.(b)	10,864	867,599
Meridian Bioscience, Inc.(b)	116,956	1,403,472
Merit Medical Systems, Inc.(b)	45,668	1,864,168
Mesa Laboratories, Inc.	885	210,630
Moderna, Inc.(b)	54,763	2,518,550
Momenta Pharmaceuticals, Inc.(b)	14,092	446,716
MyoKardia, Inc.(b)	5,787	363,539
Myriad Genetics, Inc.(b)	119,554	1,848,305
Natera, Inc.(b)	4,061	150,419
National HealthCare Corp.	18,841	1,288,159
National Research Corp.	5,609	289,368
Natus Medical, Inc.(b)	31,525	787,810
Nektar Therapeutics(b)	109,650	2,105,280
Neogen Corp.(b)	17,336	1,085,060
NeoGenomics, Inc.(b)	13,171	360,095
Neurocrine Biosciences, Inc.(b)	5,901	579,124
Nevro Corp.(b)	2,862	336,686
NextGen Healthcare, Inc.(b)	70,846	747,425
Novocure Ltd.(b)	2,061	135,614
NuVasive, Inc.(b)	32,362	1,970,199
Omnicell, Inc.(b)	16,794	1,224,283
OPKO Health, Inc.(b)(c)	898,080	1,993,738
OraSure Technologies, Inc.(b)	80,404	1,281,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Health Care-(continued)
Orthofix Medical, Inc.(b)	17,856	$632,995
Oxford Immunotec Global PLC(b)	17,910	223,159
Pacific Biosciences of California, Inc.(b)	42,271	139,706
Pacira BioSciences, Inc.(b)	11,374	469,632
PDL BioPharma, Inc.(b)	599,938	2,033,790
Penumbra, Inc.(b)	3,169	561,927
PetIQ, Inc.(b)	11,110	317,746
Phibro Animal Health Corp., Class A	24,371	650,949
Precigen, Inc.(b)(c)	42,748	153,893
Premier, Inc., Class A(b)	69,230	2,295,667
Prestige Consumer Healthcare, Inc.(b)	67,675	2,753,696
Prothena Corp. PLC (Ireland)(b)	27,541	309,010
Providence Service Corp. (The)(b)	21,054	1,221,343
PTC Therapeutics, Inc.(b)	7,831	398,755
Quidel Corp.(b)	9,193	1,277,827
R1 RCM, Inc.(b)	26,579	274,295
RadNet, Inc.(b)	46,839	661,367
REGENXBIO, Inc.(b)	9,835	391,630
Repligen Corp.(b)	8,758	1,017,242
Retrophin, Inc.(b)	23,452	356,939
Rhythm Pharmaceuticals, Inc.(b)	9,093	171,312
RTI Surgical Holdings, Inc.(b)	85,128	230,271
Rubius Therapeutics, Inc.(b)(c)	20,089	121,538
Sage Therapeutics, Inc.(b)	12,856	501,127
Sangamo Therapeutics, Inc.(b)	56,005	456,441
Sarepta Therapeutics, Inc.(b)	8,776	1,034,515
SeaSpine Holdings Corp.(b)	10,148	104,524
Seattle Genetics, Inc.(b)	9,338	1,281,454
SIGA Technologies, Inc.(b)	35,546	210,077
Sorrento Therapeutics, Inc.(b)(c)	73,733	167,374
Spectrum Pharmaceuticals, Inc.(b)	139,037	403,207
STAAR Surgical Co.(b)	6,280	240,650
Supernus Pharmaceuticals, Inc.(b)	37,603	879,910
Surgery Partners, Inc.(b)	53,864	635,595
SurModics, Inc.(b)	6,030	229,743
Syneos Health, Inc.(b)	50,362	2,809,696
Tabula Rasa HealthCare, Inc.(b)(c)	2,915	184,636
Tactile Systems Technology, Inc.(b)	3,086	159,299
Tandem Diabetes Care, Inc.(b)	2,257	180,063
Taro Pharmaceutical Industries Ltd.(b)	16,597	1,147,019
Teladoc Health, Inc.(b)	10,076	1,658,409
Tivity Health, Inc.(b)(c)	101,699	912,240
TransEnterix, Inc.(b)	127,624	52,926
Triple-S Management Corp., Class B(b)	185,161	3,134,776
Ultragenyx Pharmaceutical, Inc.(b)	10,210	616,990
uniQure N.V. (Netherlands)(b)	2,529	160,946
US Physical Therapy, Inc.	5,466	412,683
Utah Medical Products, Inc.	2,252	186,916
Vanda Pharmaceuticals, Inc.(b)	31,201	358,811
Varex Imaging Corp.(b)	61,074	1,595,864
Veeva Systems, Inc., Class A(b)	13,271	2,532,107
Vericel Corp.(b)	7,675	111,287
Viking Therapeutics, Inc.(b)	38,978	224,513
Vocera Communications, Inc.(b)	9,980	189,221
West Pharmaceutical Services, Inc.	21,241	4,020,072
Wright Medical Group N.V.(b)	45,047	1,311,769
Xencor, Inc.(b)	13,813	403,754

	Shares	Value
Health Care-(continued)
Zogenix, Inc.(b)	17,787	$502,127
Zymeworks, Inc. (Canada)(b)	4,000	146,120

		165,072,064

Industrials-16.72%
AAON, Inc.	13,349	635,946
AAR Corp.	47,483	929,717
ACCO Brands Corp.	278,367	2,059,916
ADT, Inc.(c)	245,558	1,407,047
Advanced Disposal Services, Inc.(b)	88,238	2,845,675
Advanced Drainage Systems, Inc.	21,817	884,461
Aegion Corp.(b)	55,769	895,092
Aerojet Rocketdyne Holdings, Inc.(b)	45,613	1,876,519
AeroVironment, Inc.(b)	10,826	652,375
Air Transport Services Group, Inc.(b)	97,051	1,964,312
Alamo Group, Inc.	8,595	846,092
Alaska Air Group, Inc.	54,109	1,759,625
Albany International Corp., Class A	23,955	1,225,059
Allegiant Travel Co.	5,468	429,129
Allied Motion Technologies, Inc.	5,076	146,290
Altra Industrial Motion Corp.	76,588	2,137,571
Ameresco, Inc., Class A(b)	22,808	411,912
American Woodmark Corp.(b)	18,015	926,151
Apogee Enterprises, Inc.	49,976	1,021,509
ArcBest Corp.	105,144	2,141,783
Arcosa, Inc.	70,403	2,623,920
Argan, Inc.	22,934	860,942
Armstrong Flooring, Inc.(b)	124,289	261,007
Armstrong World Industries, Inc.	17,632	1,359,075
Astec Industries, Inc.	32,713	1,312,118
Astronics Corp.(b)	40,902	367,300
Atkore International Group, Inc.(b)	50,759	1,235,474
Atlas Air Worldwide Holdings, Inc.(b)	46,796	1,537,249
Atlas Corp. (Canada)	257,967	1,924,434
Axon Enterprise, Inc.(b)	9,679	703,760
AZZ, Inc.	38,886	1,220,632
Babcock & Wilcox Enterprises, Inc.(b)(c)	80,960	75,115
Barnes Group, Inc.	48,235	1,851,259
Barrett Business Services, Inc.	8,813	431,132
BG Staffing, Inc.	19,960	242,514
Blue Bird Corp.(b)	22,510	276,198
BlueLinx Holdings, Inc.(b)(c)	64,415	352,350
BMC Stock Holdings, Inc.(b)	110,905	2,356,731
Brady Corp., Class A	44,577	1,940,883
Briggs & Stratton Corp.(c)	621,815	1,411,520
BrightView Holdings, Inc.(b)	69,820	895,092
Brink’s Co. (The)	41,728	2,133,135
BWX Technologies, Inc.	39,231	2,081,597
Caesarstone Ltd.(c)	61,657	604,855
CAI International, Inc.(b)	53,699	885,496
Casella Waste Systems, Inc., Class A(b)	15,759	730,902
CBIZ, Inc.(b)	53,457	1,269,604
CECO Environmental Corp.(b)	39,384	213,461
Chart Industries, Inc.(b)	29,391	1,049,846
Cimpress PLC (Ireland)(b)(c)	13,877	1,010,107
CIRCOR International, Inc.(b)	25,921	387,000
Clarivate Analytics PLC (United Kingdom)(b)	21,704	498,758
Columbus McKinnon Corp.	27,545	745,919
Comfort Systems USA, Inc.	39,917	1,329,236

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Industrials-(continued)
Commercial Vehicle Group, Inc.(b)	140,560	$340,155
Copa Holdings S.A., Class A (Panama)	12,418	549,000
Cornerstone Building Brands, Inc.(b)	100,932	537,968
Corporacion America Airports S.A. (Argentina)(b)	138,623	353,489
Costamare, Inc. (Monaco)	185,891	933,173
Covenant Transportation Group, Inc., Class A(b)	63,870	567,166
CRA International, Inc.	11,017	464,146
CSW Industrials, Inc.	10,136	671,409
Cubic Corp.	27,878	1,065,218
Daseke, Inc.(b)	94,399	160,950
Douglas Dynamics, Inc.	22,332	825,391
Ducommun, Inc.(b)	15,697	443,283
DXP Enterprises, Inc.(b)	35,353	527,467
Eagle Bulk Shipping, Inc.(b)	182,141	305,997
Echo Global Logistics, Inc.(b)	91,856	1,610,236
Encore Wire Corp.	27,636	1,265,176
Enerpac Tool Group Corp.	50,754	865,863
Ennis, Inc.	50,008	930,649
EnPro Industries, Inc.	33,901	1,537,410
ESCO Technologies, Inc.	14,522	1,108,029
Evoqua Water Technologies Corp.(b)	48,720	781,956
Exponent, Inc.	12,897	907,046
Federal Signal Corp.	46,961	1,264,660
Forrester Research, Inc.(b)	9,266	290,026
Forward Air Corp.	27,003	1,393,355
Foundation Building Materials, Inc.(b)	56,657	662,887
Franklin Covey Co.(b)	6,345	131,659
Franklin Electric Co., Inc.	33,956	1,724,965
FuelCell Energy, Inc.(b)	67,570	136,491
Gates Industrial Corp. PLC(b)	87,720	753,515
Genco Shipping & Trading Ltd.	58,453	340,781
Generac Holdings, Inc.(b)	29,052	2,830,827
Gibraltar Industries, Inc.(b)	31,417	1,454,607
GMS, Inc.(b)	107,815	1,981,640
Golden Ocean Group Ltd. (Norway)(c)	255,084	969,319
Gorman-Rupp Co. (The)	19,640	579,380
GP Strategies Corp.(b)	21,769	173,281
GrafTech International Ltd.(c)	38,757	314,707
Granite Construction, Inc.	138,019	2,269,032
Great Lakes Dredge & Dock Corp.(b)	102,334	904,633
Griffon Corp.	84,215	1,381,968
H&E Equipment Services, Inc.	87,326	1,419,921
Harsco Corp.(b)	173,553	1,732,059
Hawaiian Holdings, Inc.	39,590	570,096
HC2 Holdings, Inc.(b)(c)	114,790	308,785
Healthcare Services Group, Inc.	82,119	2,093,213
Heartland Express, Inc.	47,933	939,007
HEICO Corp.	9,216	807,322
HEICO Corp., Class A	17,751	1,283,930
Heidrick & Struggles International, Inc.	32,435	727,841
Helios Technologies, Inc.	25,540	908,458
Herc Holdings, Inc.(b)	66,690	1,882,659
Heritage-Crystal Clean, Inc.(b)	14,968	274,663
Herman Miller, Inc.	84,670	1,908,462
Hillenbrand, Inc.	120,090	2,515,885
HNI Corp.	85,258	2,075,180
Hurco Cos., Inc.	13,676	447,068
Huron Consulting Group, Inc.(b)	22,537	1,262,973

	Shares	Value
Industrials-(continued)
Hyster-Yale Materials Handling, Inc.	31,663	$1,236,123
IAA, Inc.(b)	62,497	2,412,384
ICF International, Inc.	17,627	1,296,290
Ingersoll Rand, Inc.(b)	84,451	2,455,835
InnerWorkings, Inc.(b)	92,044	162,918
Insperity, Inc.	38,070	1,816,320
Insteel Industries, Inc.	36,192	635,893
Interface, Inc.	93,069	859,958
JELD-WEN Holding, Inc.(b)	152,234	1,933,372
John Bean Technologies Corp.	16,633	1,276,416
Kadant, Inc.	9,381	788,848
Kaman Corp.	37,114	1,438,539
KAR Auction Services, Inc.	143,907	2,155,727
Kelly Services, Inc., Class A	88,204	1,362,752
Kforce, Inc.	36,398	1,090,120
Kimball International, Inc., Class B	44,224	542,628
Knoll, Inc.	86,632	1,010,129
Korn Ferry	66,172	1,907,739
Kornit Digital Ltd. (Israel)(b)	4,893	162,325
Kratos Defense & Security Solutions, Inc.(b)	49,380	741,688
Lawson Products, Inc.(b)	3,819	128,357
LB Foster Co., Class A(b)	18,290	263,193
Limbach Holdings, Inc.(b)(c)	38,224	118,877
Lindsay Corp.	9,130	821,700
Luxfer Holdings PLC (United Kingdom)	46,477	630,693
Lydall, Inc.(b)	54,190	606,928
Lyft, Inc., Class A(b)	13,941	457,683
Manitowoc Co., Inc. (The)(b)	89,155	822,009
Marten Transport Ltd.	42,384	950,249
Masonite International Corp.(b)	33,274	1,965,828
Matson, Inc.	18,550	560,952
Matthews International Corp., Class A	71,391	1,709,101
Maxar Technologies, Inc.	145,553	1,835,423
McGrath RentCorp.	21,872	1,193,118
Mercury Systems, Inc.(b)	14,404	1,284,261
Mesa Air Group, Inc.(b)	122,548	556,981
Miller Industries, Inc.	22,705	689,778
Mistras Group, Inc.(b)	72,520	344,470
Mobile Mini, Inc.	48,611	1,388,816
Moog, Inc., Class A	38,583	1,909,087
MSA Safety, Inc.	17,615	1,982,216
Mueller Water Products, Inc., Class A	150,406	1,427,353
MYR Group, Inc.(b)	43,005	1,290,150
National Presto Industries, Inc.	10,489	852,861
NN, Inc.	107,474	370,785
Northwest Pipe Co.(b)	11,118	270,390
NOW, Inc.(b)	372,386	2,297,622
NV5 Global, Inc.(b)(c)	7,454	348,474
Orion Group Holdings, Inc.(b)	71,349	179,799
PAM Transportation Services, Inc.(b)	5,164	197,161
Park Aerospace Corp.	50,243	668,734
Park-Ohio Holdings Corp.	32,703	599,446
Parsons Corp.(b)	16,882	631,387
Patrick Industries, Inc.	31,887	1,314,382
PGT Innovations, Inc.(b)	61,006	630,802
PICO Holdings, Inc.(b)	22,478	192,412
Powell Industries, Inc.	17,295	438,774
Preformed Line Products Co.	6,506	323,218
Primoris Services Corp.	80,135	1,250,907
Proto Labs, Inc.(b)	12,103	1,229,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Industrials-(continued)
Quad/Graphics, Inc.	204,640	$761,261
Quanex Building Products Corp.	56,826	708,620
Radiant Logistics, Inc.(b)	111,602	477,657
Raven Industries, Inc.	31,023	690,882
RBC Bearings, Inc.(b)	9,349	1,184,331
Resources Connection, Inc.	69,292	753,897
REV Group, Inc.	85,927	457,132
Rollins, Inc.	48,070	1,922,800
RR Donnelley & Sons Co.	464,684	794,610
Safe Bulkers, Inc. (Greece)(b)	169,666	176,453
Saia, Inc.(b)	25,484	2,357,780
Schneider National, Inc., Class B	94,097	2,061,665
Scorpio Bulkers, Inc.	16,630	426,227
Simpson Manufacturing Co., Inc.	27,649	1,993,493
SiteOne Landscape Supply, Inc.(b)	18,461	1,636,198
SkyWest, Inc.	24,217	749,516
SP Plus Corp.(b)	49,804	1,050,366
Spartan Motors, Inc.	33,675	474,481
Spirit Airlines, Inc.(b)(c)	41,058	616,691
SPX Corp.(b)	27,373	1,043,732
SPX FLOW, Inc.(b)	80,931	2,635,923
Standex International Corp.	16,603	827,493
Star Bulk Carriers Corp. (Greece)	108,510	615,252
Steelcase, Inc., Class A	172,396	1,887,736
Sterling Construction Co., Inc.(b)	55,942	552,707
Sunrun, Inc.(b)	55,663	780,952
Systemax, Inc.	31,724	630,039
Team, Inc.(b)	91,253	563,031
Tennant Co.	15,625	924,531
Tetra Tech, Inc.	28,602	2,153,159
Textainer Group Holdings Ltd. (China)(b)	175,650	1,542,207
Thermon Group Holdings, Inc.(b)	42,234	645,335
Titan International, Inc.	289,503	408,199
Titan Machinery, Inc.(b)	99,920	939,248
TPI Composites, Inc.(b)	32,671	572,723
Transcat, Inc.(b)	7,013	196,995
Trex Co., Inc.(b)	12,792	1,218,054
TriMas Corp.(b)	56,249	1,340,976
TriNet Group, Inc.(b)	37,909	1,856,404
Triumph Group, Inc.	93,211	656,205
TrueBlue, Inc.(b)	159,945	2,483,946
Twin Disc, Inc.(b)	24,673	148,285
UniFirst Corp.	11,437	1,923,132
Universal Logistics Holdings, Inc.	22,175	308,898
Upwork, Inc.(b)	23,691	197,346
US Ecology, Inc.	19,735	646,913
US Xpress Enterprises, Inc., Class A(b)(c)	133,685	582,867
USA Truck, Inc.(b)	32,673	162,712
Vectrus, Inc.(b)	23,255	1,209,493
Veritiv Corp.(b)	77,704	728,086
Viad Corp.	26,869	644,050
Vicor Corp.(b)	3,731	198,377
Vivint Solar, Inc.(b)	12,418	78,730
VSE Corp.	11,219	215,629
Wabash National Corp.	184,959	1,516,664
Watts Water Technologies, Inc., Class A	19,366	1,595,758
Welbilt, Inc.(b)	167,460	825,578
Werner Enterprises, Inc.	66,072	2,650,809
Willdan Group, Inc.(b)	8,526	216,219
Willis Lease Finance Corp.(b)	4,733	94,707

	Shares	Value
Industrials-(continued)
WillScot Corp.(b)	35,175	$409,789
Woodward, Inc.	29,937	1,812,985
YRC Worldwide, Inc.(b)(c)	936,945	1,611,545

		240,408,638

Information Technology-15.69%
2U, Inc.(b)	30,649	727,914
3D Systems Corp.(b)(c)	91,256	774,763
8x8, Inc.(b)	20,299	344,271
A10 Networks, Inc.(b)	26,005	177,614
Acacia Communications, Inc.(b)	12,950	876,586
ACI Worldwide, Inc.(b)	87,289	2,391,719
ADTRAN, Inc.	120,856	1,242,400
Advanced Energy Industries, Inc.(b)	26,426	1,469,286
Agilysys, Inc.(b)	5,109	100,085
Alarm.com Holdings, Inc.(b)	8,227	367,994
Alpha & Omega Semiconductor Ltd.(b)	52,755	634,643
Altair Engineering, Inc., Class A(b)	9,516	313,933
Alteryx, Inc., Class A(b)	2,020	228,624
Ambarella, Inc.(b)	11,957	628,699
American Software, Inc., Class A	20,009	329,748
Amkor Technology, Inc.(b)	307,276	3,035,887
Amtech Systems, Inc.(b)	28,475	141,236
Anaplan, Inc.(b)	4,697	191,919
Applied Optoelectronics, Inc.(b)(c)	62,102	665,733
Arista Networks, Inc.(b)	15,746	3,453,098
Arlo Technologies, Inc.(b)	156,357	428,418
Aspen Technology, Inc.(b)	13,987	1,430,171
Atlassian Corp. PLC, Class A(b)	3,466	538,928
Autodesk, Inc.(b)	9,058	1,695,024
Avalara, Inc.(b)	1,960	175,165
Avid Technology, Inc.(b)	42,993	301,811
Axcelis Technologies, Inc.(b)	31,345	732,219
AXT, Inc.(b)	78,370	433,386
Badger Meter, Inc.	13,255	782,443
Bel Fuse, Inc., Class B	40,332	300,877
Belden, Inc.	69,097	2,362,426
Blackbaud, Inc.	19,868	1,097,906
Blackline, Inc.(b)	4,885	296,715
Bottomline Technologies (DE), Inc.(b)	15,487	644,724
Box, Inc., Class A(b)	20,646	333,226
Brightcove, Inc.(b)	19,444	151,663
Brooks Automation, Inc.	38,740	1,491,103
Cabot Microelectronics Corp.	9,316	1,141,583
CalAmp Corp.(b)	55,188	370,863
Calix, Inc.(b)	40,400	464,600
Cardtronics PLC, Class A(b)	49,798	1,140,374
Casa Systems, Inc.(b)	74,394	381,641
Cass Information Systems, Inc.	10,855	435,394
Ceragon Networks Ltd. (Israel)(b)(c)	213,878	496,197
Cerence, Inc.(b)	56,298	1,191,266
Ceridian HCM Holding, Inc.(b)	21,149	1,247,157
CEVA, Inc.(b)	9,666	303,029
ChannelAdvisor Corp.(b)	16,882	174,391
Cirrus Logic, Inc.(b)	44,041	3,329,500
Cloudera, Inc.(b)	148,450	1,229,166
Cognex Corp.	44,153	2,439,012
Coherent, Inc.(b)	25,243	3,227,822
Cohu, Inc.	35,451	586,005
CommVault Systems, Inc.(b)	17,998	768,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Information Technology-(continued)
Comtech Telecommunications Corp.	33,499	$620,066
Cornerstone OnDemand, Inc.(b)	6,168	206,998
Coupa Software, Inc.(b)	2,621	461,532
CSG Systems International, Inc.	32,748	1,590,898
CTS Corp.	28,638	663,256
CyberArk Software Ltd.(b)	6,807	672,259
Daktronics, Inc.	92,472	417,973
Diebold Nixdorf, Inc.(b)	406,108	2,002,112
Digi International, Inc.(b)	37,012	420,086
Diodes, Inc.(b)	43,223	2,199,618
DocuSign, Inc.(b)	4,221	442,150
Dolby Laboratories, Inc., Class A	36,837	2,211,325
Dropbox, Inc., Class A(b)	33,191	697,675
DSP Group, Inc.(b)	15,814	272,792
Eastman Kodak Co.(b)	178,209	400,970
Ebix, Inc.(c)	25,604	535,892
Elastic N.V.(b)	3,202	205,376
Endurance International Group Holdings, Inc.(b)	202,325	518,964
Enphase Energy, Inc.(b)	3,423	160,299
Entegris, Inc.	46,058	2,497,725
Envestnet, Inc.(b)	15,729	983,377
EPAM Systems, Inc.(b)	12,567	2,775,925
ePlus, Inc.(b)	20,899	1,478,604
EVERTEC, Inc.	35,887	909,377
Evo Payments, Inc., Class A(b)	11,747	233,883
Exela Technologies, Inc.(b)	498,207	176,863
ExlService Holdings, Inc.(b)	20,095	1,240,464
Extreme Networks, Inc.(b)	100,272	340,925
Fabrinet (Thailand)(b)	33,889	2,126,535
Fair Isaac Corp.(b)	3,457	1,220,114
FARO Technologies, Inc.(b)	12,704	697,323
FireEye, Inc.(b)	69,910	804,664
Fitbit, Inc., Class A(b)	267,124	1,787,060
Five9, Inc.(b)	3,675	340,562
ForeScout Technologies, Inc.(b)	7,078	224,797
FormFactor, Inc.(b)	45,929	1,070,146
Fortinet, Inc.(b)	20,033	2,158,355
Globant S.A. (Argentina)(b)	6,163	712,874
GoDaddy, Inc., Class A(b)	43,794	3,040,617
GreenSky, Inc., Class A(b)(c)	31,390	136,233
GTT Communications, Inc.(b)(c)	59,011	670,365
Guidewire Software, Inc.(b)	16,489	1,497,861
Hackett Group, Inc. (The)	23,558	349,365
Harmonic, Inc.(b)	78,960	457,968
HubSpot, Inc.(b)	2,429	409,602
I3 Verticals, Inc., Class A(b)	4,800	111,552
Ichor Holdings Ltd.(b)	23,712	590,429
II-VI, Inc.(b)	70,468	2,425,509
Immersion Corp.(b)	19,563	136,158
Infinera Corp.(b)	160,221	987,762
Inphi Corp.(b)	7,906	763,245
InterDigital, Inc.	40,057	2,314,093
IPG Photonics Corp.(b)	26,274	3,398,016
Itron, Inc.(b)	31,708	2,213,853
Ituran Location and Control Ltd. (Israel)	20,358	360,337
j2 Global, Inc.	37,077	2,989,889
KEMET Corp.	55,541	1,500,162
Kimball Electronics, Inc.(b)	35,893	485,273
Knowles Corp.(b)	128,530	1,998,641

	Shares	Value
Information Technology-(continued)
Kulicke & Soffa Industries, Inc. (Singapore)	60,558	$1,451,575
Lattice Semiconductor Corp.(b)	32,988	742,560
Limelight Networks, Inc.(b)	54,601	276,827
Littelfuse, Inc.	16,781	2,437,272
LivePerson, Inc.(b)	8,833	211,462
LiveRamp Holdings, Inc.(b)	46,933	1,776,883
LogMeIn, Inc.	40,159	3,431,988
Lumentum Holdings, Inc.(b)	25,158	2,035,534
MACOM Technology Solutions Holdings, Inc.(b)	31,575	968,090
MagnaChip Semiconductor Corp. (South Korea)(b)	38,923	450,339
Manhattan Associates, Inc.(b)	17,905	1,270,181
ManTech International Corp., Class A	23,248	1,733,371
MAXIMUS, Inc.	49,109	3,306,018
MaxLinear, Inc.(b)	44,512	734,003
Methode Electronics, Inc.	51,714	1,552,454
MicroStrategy, Inc., Class A(b)	7,236	914,124
Mimecast Ltd.(b)	3,890	159,101
MobileIron, Inc.(b)	35,134	178,832
MoneyGram International, Inc.(b)(c)	356,277	591,420
MongoDB, Inc.(b)	1,816	294,428
Monolithic Power Systems, Inc.	9,070	1,813,184
MTS Systems Corp.	27,922	593,901
NeoPhotonics Corp.(b)	52,371	503,809
Net 1 UEPS Technologies, Inc. (South Africa)(b)	130,446	456,561
NETGEAR, Inc.(b)	56,022	1,343,408
NetScout Systems, Inc.(b)	111,543	2,953,659
New Relic, Inc.(b)	8,092	434,459
NIC, Inc.	49,571	1,201,105
nLight, Inc.(b)	20,045	315,909
Novanta, Inc.(b)	10,676	927,638
Nutanix, Inc., Class A(b)	18,527	379,618
NVE Corp.	3,942	223,787
Okta, Inc.(b)	2,389	361,456
OneSpan, Inc.(b)	22,650	380,520
Onto Innovation, Inc.(b)	17,736	575,711
OSI Systems, Inc.(b)	17,998	1,302,695
Pagseguro Digital Ltd., Class A (Brazil)(b)	43,142	1,092,787
Palo Alto Networks, Inc.(b)	9,161	1,800,228
PAR Technology Corp.(b)(c)	5,513	104,251
Paycom Software, Inc.(b)	3,065	800,026
Paylocity Holding Corp.(b)	2,072	237,306
PC Connection, Inc.	23,552	1,082,214
PDF Solutions, Inc.(b)	19,473	310,984
Pegasystems, Inc.	6,570	549,383
Perficient, Inc.(b)	18,918	658,914
Photronics, Inc.(b)	127,918	1,528,620
Plantronics, Inc.(c)	115,224	1,626,963
Power Integrations, Inc.	11,766	1,204,250
Progress Software Corp.	21,904	896,093
Proofpoint, Inc.(b)	6,700	815,591
PTC, Inc.(b)	26,070	1,805,347
Pure Storage, Inc., Class A(b)	67,681	974,606
Q2 Holdings, Inc.(b)	2,974	237,087
QAD, Inc., Class A	4,759	201,401
Qualys, Inc.(b)	7,117	750,416
Radware Ltd. (Israel)(b)	23,235	550,437
Rambus, Inc.(b)	104,707	1,311,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Information Technology-(continued)
Rapid7, Inc.(b)	3,999	$182,154
RealPage, Inc.(b)	25,975	1,675,128
Ribbon Communications, Inc.(b)	130,525	475,764
RingCentral, Inc., Class A(b)	2,331	532,703
Rogers Corp.(b)	17,527	1,946,198
SailPoint Technologies Holding, Inc.(b)	23,572	438,203
ScanSource, Inc.(b)	87,275	2,262,168
Semtech Corp.(b)	37,209	1,683,335
ServiceNow, Inc.(b)	6,545	2,300,829
Silicom Ltd. (Israel)(b)(c)	8,363	262,013
Silicon Laboratories, Inc.(b)	21,072	2,048,620
SMART Global Holdings, Inc.(b)	22,710	574,336
SolarEdge Technologies, Inc.(b)	7,731	862,702
SolarWinds Corp.(b)	33,264	564,823
Splunk, Inc.(b)	14,526	2,038,869
SPS Commerce, Inc.(b)	10,120	561,761
Square, Inc., Class A(b)	25,188	1,640,746
StarTek, Inc.(b)	23,763	99,092
StoneCo Ltd., Class A (Brazil)(b)	12,233	322,707
Stratasys Ltd.(b)(c)	82,058	1,452,427
SunPower Corp.(b)(c)	60,233	442,713
SVMK, Inc.(b)	12,630	198,291
Switch, Inc., Class A	10,652	182,895
Sykes Enterprises, Inc.(b)	67,903	1,944,063
Synaptics, Inc.(b)	36,840	2,408,968
Synchronoss Technologies, Inc.(b)(c)	87,209	300,871
Telenav, Inc.(b)	26,496	123,736
TESSCO Technologies, Inc.	44,074	271,496
TiVo Corp.	287,544	2,021,434
Trade Desk, Inc. (The), Class A(b)	2,573	752,808
TTEC Holdings, Inc.	14,841	578,502
Tucows,Inc.,Class A(b)(c)	6,559	347,037
Twilio, Inc., Class A(b)	5,128	575,874
Tyler Technologies, Inc.(b)	8,008	2,568,086
Ubiquiti, Inc.	1,550	251,147
Ultra Clean Holdings, Inc.(b)	54,594	1,003,984
Unisys Corp.(b)	172,213	2,168,162
Universal Display Corp.	5,773	866,643
Upland Software, Inc.(b)	3,490	110,389
Varonis Systems, Inc.(b)	2,913	195,317
Veeco Instruments, Inc.(b)	54,676	597,609
Verint Systems, Inc.(b)	48,340	2,066,052
VeriSign, Inc.(b)	15,065	3,155,967
Verra Mobility Corp.(b)	40,039	358,749
Viavi Solutions, Inc.(b)	108,029	1,304,990
Virtusa Corp.(b)	26,759	883,047
Vishay Precision Group, Inc.(b)	13,606	314,571
VMware, Inc., Class A(b)	18,493	2,432,199
Wix.com Ltd. (Israel)(b)	1,965	257,042
Workday, Inc., Class A(b)	12,537	1,929,444
Xperi Corp.	96,899	1,480,617
Yext, Inc.(b)	9,675	123,840
Zendesk, Inc.(b)	7,822	601,355
Zix Corp.(b)	16,686	91,439
Zscaler, Inc.(b)	3,098	207,814
Zuora, Inc.(b)(c)	13,838	146,268

		225,546,198

Materials-5.38%
Advanced Emissions Solutions, Inc.(c)	15,827	117,595

	Shares	Value
Materials-(continued)
AdvanSix, Inc.(b)	132,363	$1,612,181
American Vanguard Corp.	36,050	453,149
Balchem Corp.	15,013	1,339,760
Century Aluminum Co.(b)	202,402	880,449
Clearwater Paper Corp.(b)	81,043	1,940,169
Cleveland-Cliffs, Inc.(c)	531,097	2,326,205
Coeur Mining, Inc.(b)	252,359	1,062,431
Contura Energy, Inc.(b)	143,713	548,984
Eagle Materials, Inc.	32,945	2,009,974
Ferro Corp.(b)	135,331	1,349,250
Ferroglobe PLC(b)	269,220	138,675
Flotek Industries, Inc.(b)	230,311	206,681
Forterra, Inc.(b)	27,617	225,355
FutureFuel Corp.	62,171	645,335
GCP Applied Technologies, Inc.(b)	101,833	1,743,381
Gold Resource Corp.	50,746	209,581
Hawkins, Inc.	15,592	583,609
Haynes International, Inc.	28,179	622,756
Hecla Mining Co.	677,234	1,781,125
Ingevity Corp.(b)	38,540	2,000,997
Innospec, Inc.	23,020	1,669,410
Intrepid Potash, Inc.(b)	213,662	205,778
Kaiser Aluminum Corp.	20,960	1,513,941
Koppers Holdings, Inc.(b)	46,269	729,199
Kraton Corp.(b)	151,841	2,370,238
Kronos Worldwide, Inc.	60,499	574,136
Livent Corp.(b)	138,674	859,779
LSB Industries, Inc.(b)	134,988	268,626
Materion Corp.	30,045	1,554,528
McEwen Mining, Inc.(b)	282,863	272,369
Mercer International, Inc. (Germany)	111,701	1,125,946
Minerals Technologies, Inc.	61,257	2,697,758
Myers Industries, Inc.	60,607	749,103
Neenah, Inc.	25,578	1,249,741
NewMarket Corp.	6,195	2,548,871
Nexa Resourses S.A. (Peru)	49,814	208,721
Olympic Steel, Inc.	47,875	451,940
Orion Engineered Carbons S.A. (Luxembourg)	138,069	1,257,809
PH Glatfelter Co.	108,823	1,588,816
PQ Group Holdings, Inc.(b)	59,292	694,902
Quaker Chemical Corp.	5,798	881,992
Rayonier Advanced Materials, Inc.	425,611	757,588
Resolute Forest Products, Inc.(b)	348,254	839,292
Royal Gold, Inc.	31,117	3,812,766
Ryerson Holding Corp.(b)	111,504	515,148
Schnitzer Steel Industries, Inc., Class A	128,011	1,991,851
Schweitzer-Mauduit International, Inc., Class A	65,735	2,117,982
Sensient Technologies Corp.	53,855	2,573,730
Southern Copper Corp. (Peru)	76,684	2,487,629
Stepan Co.	24,351	2,323,085
SunCoke Energy, Inc.	278,795	878,204
Tecnoglass, Inc.	23,633	95,477
TimkenSteel Corp.(b)	202,118	525,507
Tredegar Corp.	49,349	813,272
Tronox Holdings PLC, Class A	254,060	1,732,689
UFP Technologies, Inc.(b)	6,209	266,987
Universal Stainless & Alloy Products, Inc.(b)	16,260	121,462
US Concrete, Inc.(b)	45,943	881,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Materials-(continued)
Valhi, Inc	108,244	$95,330
Valvoline, Inc	130,663	2,246,097
Venator Materials PLC(b)	173,508	220,355
Verso Corp., Class A(b)	175,687	2,440,292
W.R. Grace & Co	45,739	2,160,253
Worthington Industries, Inc	81,722	2,160,730

		77,328,158

Real Estate-6.12%
Acadia Realty Trust	106,162	1,315,347
Agree Realty Corp	20,528	1,336,578
Alexander’s, Inc	2,504	789,411
Altisource Portfolio Solutions S.A.(b)	33,648	280,961
American Assets Trust, Inc	36,628	1,037,305
American Finance Trust, Inc	187,176	1,443,127
Americold Realty Trust	75,818	2,319,273
Armada Hoffler Properties, Inc	45,619	438,399
Ashford Hospitality Trust, Inc	371,827	305,753
Bluerock Residential Growth REIT, Inc	49,599	288,666
Braemar Hotels & Resorts, Inc	124,991	391,222
Brookfield Property REIT, Inc., Class A(c)	151,919	1,488,047
BRT Apartments Corp	19,114	189,229
CareTrust REIT, Inc	58,398	962,399
CatchMark Timber Trust, Inc., Class A	66,676	524,073
CBL & Associates Properties, Inc	2,102,348	607,579
Cedar Realty Trust, Inc	156,949	164,796
Chatham Lodging Trust	112,389	844,041
City Office REIT, Inc	51,206	517,181
Community Healthcare Trust, Inc	7,427	276,284
Consolidated-Tomoka Land Co	5,048	212,167
CorEnergy Infrastructure Trust, Inc	17,508	212,547
CorePoint Lodging, Inc	164,194	714,244
CoreSite Realty Corp	16,945	2,053,565
Cushman & Wakefield PLC(b)	179,599	2,185,720
Easterly Government Properties, Inc	53,697	1,444,986
EastGroup Properties, Inc	17,815	1,888,390
Empire State Realty Trust, Inc., Class A	210,418	1,759,094
Equity Commonwealth	96,094	3,262,391
Essential Properties Realty Trust, Inc	29,892	439,113
Farmland Partners, Inc	58,526	383,931
First Industrial Realty Trust, Inc	78,176	2,952,708
Forestar Group, Inc.(b)	13,560	178,856
Four Corners Property Trust, Inc	37,161	832,035
Franklin Street Properties Corp	233,980	1,272,851
Front Yard Residential Corp	102,549	1,170,084
Getty Realty Corp	32,939	894,623
Gladstone Commercial Corp	37,696	595,597
Gladstone Land Corp	16,842	226,020
Global Medical REIT, Inc	13,731	143,077
Global Net Lease, Inc	112,536	1,619,393
Hannon Armstrong Sustainable Infrastructure Capital, Inc	29,135	815,489
Hersha Hospitality Trust	135,363	707,949
Independence Realty Trust, Inc	93,261	939,138
Industrial Logistics Properties Trust	63,877	1,193,861
Innovative Industrial Properties, Inc.(c)	1,640	128,674
Investors Real Estate Trust	22,203	1,390,574
iStar, Inc	53,829	539,367
Jernigan Capital, Inc	17,597	232,280
Kennedy-Wilson Holdings, Inc	138,371	1,957,950

	Shares	Value
Real Estate-(continued)
Kite Realty Group Trust	189,632	$1,939,935
LTC Properties, Inc	34,461	1,226,812
Mack-Cali Realty Corp	147,818	2,393,173
Marcus & Millichap, Inc.(b)	23,449	681,193
Monmouth Real Estate Investment Corp	71,096	966,195
National Health Investors, Inc	30,727	1,691,829
National Storage Affiliates Trust	26,936	767,137
New Senior Investment Group, Inc	233,230	771,991
Newmark Group, Inc., Class A	146,059	566,709
NexPoint Residential Trust, Inc	11,023	331,462
One Liberty Properties, Inc	20,348	319,871
Pennsylvania REIT(c)	402,962	406,992
PotlatchDeltic Corp	73,473	2,579,637
Preferred Apartment Communities, Inc., Class A	175,060	1,297,195
PS Business Parks, Inc	13,620	1,758,206
QTS Realty Trust, Inc., Class A	31,717	1,983,264
RE/MAX Holdings, Inc., Class A	18,174	477,794
Redfin Corp.(b)	18,556	392,088
Retail Opportunity Investments Corp	151,653	1,471,792
Retail Value, Inc	20,841	301,569
Rexford Industrial Realty, Inc	41,896	1,706,005
RMR Group, Inc. (The), Class A	11,205	332,340
RPT Realty	151,185	1,031,082
Saul Centers, Inc	15,389	501,989
Seritage Growth Properties, Class A(c)	41,110	434,944
St. Joe Co. (The)(b)	31,948	584,648
STAG Industrial, Inc	80,069	2,101,811
Summit Hotel Properties, Inc	217,397	1,317,426
Tanger Factory Outlet Centers, Inc.(c)	257,883	1,939,280
Tejon Ranch Co.(b)	22,859	313,168
Terreno Realty Corp	28,752	1,576,185
UMH Properties, Inc	36,344	472,109
Universal Health Realty Income Trust	4,943	528,703
Urban Edge Properties	140,651	1,617,487
Urstadt Biddle Properties, Inc., Class A	41,138	601,026
Washington REIT	95,619	2,229,835
Whitestone REIT	72,895	494,228

		87,973,455

Utilities-1.75%
American States Water Co	20,109	1,596,051
Atlantic Power Corp.(b)(c)	241,712	481,007
Atlantica Yield PLC (Spain)	93,704	2,243,274
California Water Service Group	38,014	1,707,589
Chesapeake Utilities Corp	14,650	1,287,442
Clearway Energy, Inc., Class A	41,494	775,938
Clearway Energy, Inc., Class C	84,982	1,702,190
Consolidated Water Co. Ltd. (Cayman Islands)	14,498	217,760
El Paso Electric Co	47,888	3,256,384
Genie Energy Ltd., Class B	19,149	150,894
MGE Energy, Inc	27,740	1,793,668
Middlesex Water Co	9,704	585,151
Northwest Natural Holding Co	33,155	2,158,391
Ormat Technologies, Inc	24,356	1,520,058
Otter Tail Corp	46,795	2,076,762
SJW Group	21,221	1,263,286
Spark Energy, Inc., Class A	23,405	168,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2020

	Shares	Value
Utilities-(continued)
TerraForm Power, Inc., Class A	71,249	$1,234,033
Unitil Corp.	19,040	957,902

		25,176,764

Total Common Stocks & Other Equity Interests (Cost $1,671,128,700)		1,437,661,071

Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $533,547)	533,547	533,547

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $1,671,662,247)		1,438,194,618

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.72%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $82,213,293)	82,213,293	$82,213,293

TOTAL INVESTMENTS IN SECURITIES-105.73% (Cost $1,753,875,540)		1,520,407,911
OTHER ASSETS LESS LIABILITIES-(5.73)%		(82,433,784)

NET ASSETS-100.00%		$1,437,974,127

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$97,883,198	$(97,349,651)	$-	$-	$533,547	$28,967
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	53,947,133	301,066,942	(355,014,075)	-	-	-	856,891
Invesco Liquid Assets Portfolio, Institutional Class*	18,012,231	78,009,292	(96,022,306)	-	783	-	311,036
Invesco Private Government Fund	-	162,933,749	(80,720,456)	-	-	82,213,293	44

Total	$71,959,364	$639,893,181	$(629,106,488)	$-	$783	$82,746,840	$1,196,938

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Statements of Assets and Liabilities

April 30, 2020

	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Assets:
Unaffiliated investments in securities, at value(a)	$115,729,413	$4,005,764,713	$1,437,661,071
Affiliated investments in securities, at value	743,776	37,218,469	82,746,840
Cash	-	601	94,382
Cash collateral for securities loaned	-	-	103,073
Receivable for:
Dividends	142,322	5,051,863	542,158
Securities lending	296	125,388	181,377
Investments sold	-	5,300,116	11,193,263
Other assets	13,542	-	-

Total assets	116,629,349	4,053,461,150	1,532,522,164

Liabilities:
Due to custodian	2,684	-	-
Payable for:
Investments purchased	-	-	237,012
Collateral upon return of securities loaned	608,433	32,953,152	82,316,366
Fund shares repurchased	-	5,315,539	10,307,774
Accrued advisory fees	48,323	962,673	318,348
Accrued trustees’ and officer’s fees	55,732	277,392	107,446
Accrued expenses	83,009	3,372,764	1,261,091

Total liabilities	798,181	42,881,520	94,548,037

Net Assets	$115,831,168	$4,010,579,630	$1,437,974,127

Net assets consist of:
Shares of beneficial interest	$275,458,494	$4,276,152,835	$1,986,582,641
Distributable earnings (loss)	(159,627,326)	(265,573,205)	(548,608,514)

Net Assets	$115,831,168	$4,010,579,630	$1,437,974,127

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,400,000	38,500,000	13,950,000
Net asset value	$82.74	$104.17	$103.08

Market price	$81.40	$104.31	$103.16

Unaffiliated investments in securities, at cost	$130,156,387	$4,010,445,267	$1,671,128,700

Affiliated investments in securities, at cost	$743,776	$41,272,421	$82,746,840

(a) Includes securities on loan with an aggregate value of:	$532,542	$30,800,432	$72,741,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Operations

For the year ended April 30, 2020

	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Investment income:
Unaffiliated dividend income	$2,548,377	$135,674,027	$27,618,481
Affiliated dividend income	6,254	397,279	28,967
Securities lending income	9,798	844,116	1,992,488
Foreign withholding tax	(4,398)	(15,343)	(108,210)

Total investment income	2,560,031	136,900,079	29,531,726

Expenses:
Advisory fees	710,578	15,110,920	5,399,055
Sub-licensing fees	42,641	4,690,084	1,675,758
Accounting & administration fees	25,652	429,488	198,418
Custodian & transfer agent fees	953	(19,751)	(23,933)
Trustees’ and officer’s fees	(1,328)	22,217	11,930
Proxy fees	6,064	45,941	19,818
Other expenses	46,360	255,638	136,944

Total expenses	830,920	20,534,537	7,417,990

Less: Waivers	(1,016)	(175,965)	(140,554)

Net expenses	829,904	20,358,572	7,277,436

Net investment income	1,730,127	116,541,507	22,254,290

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(17,731,257)	(127,046,507)	(157,526,442)
Affiliated investment securities	70	(104,269)	783
Unaffiliated in-kind redemptions	12,426,562	354,278,969	97,618,607
Affiliated in-kind redemptions	-	(201,039)	-
Foreign currencies	-	-	191

Net realized gain (loss)	(5,304,625)	226,927,154	(59,906,861)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(18,292,376)	(833,790,074)	(365,917,073)
Affiliated investment securities	-	(3,115,142)	-
Change in net unrealized appreciation (depreciation)	(18,292,376)	(836,905,216)	(365,917,073)

Net realized and unrealized gain (loss)	(23,597,001)	(609,978,062)	(425,823,934)

Net increase (decrease) in net assets resulting from operations	$(21,866,874)	$(493,436,555)	$(403,569,644)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

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39

Statements of Changes in Net Assets

For the years ended April 30, 2020 and 2019

	Invesco Dynamic Market ETF (PWC)		Invesco FTSE RAFI US 1000 ETF (PRF)
	2020	2019	2020	2019
Operations:
Net investment income	$1,730,127	$1,476,068	$116,541,507	$111,131,148
Net realized gain (loss)	(5,304,625)	8,158,190	226,927,154	253,928,922
Change in net unrealized appreciation (depreciation)	(18,292,376)	(6,019,994)	(836,905,216)	100,599,082

Net increase (decrease) in net assets resulting from operations	(21,866,874)	3,614,264	(493,436,555)	465,659,152

Distributions to Shareholders from:
Distributable earnings	(1,693,871)	(1,826,550)	(126,601,415)	(107,823,504)

Shareholder Transactions:
Proceeds from shares sold	149,408,430	247,458,643	275,325,551	892,856,882
Value of shares repurchased	(167,991,269)	(246,405,339)	(1,234,732,502)	(785,088,112)

Net increase (decrease) in net assets resulting from share transactions	(18,582,839)	1,053,304	(959,406,951)	107,768,770

Net increase (decrease) in net assets	(42,143,584)	2,841,018	(1,579,444,921)	465,604,418

Net assets:
Beginning of year	157,974,752	155,133,734	5,590,024,551	5,124,420,133

End of year	$115,831,168	$157,974,752	$4,010,579,630	$5,590,024,551

Changes in Shares Outstanding:
Shares sold	1,550,000	2,450,000	2,500,000	8,250,000
Shares repurchased	(1,750,000)	(2,450,000)	(11,450,000)	(6,950,000)
Shares outstanding, beginning of year	1,600,000	1,600,000	47,450,000	46,150,000

Shares outstanding, end of year	1,400,000	1,600,000	38,500,000	47,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
2020	2019

$22,254,290	$27,217,012
(59,906,861)	117,664,399
(365,917,073)	(67,887,495)

(403,569,644)	76,993,916

(30,044,591)	(25,325,031)

225,949,782	678,476,197
(449,192,539)	(524,646,991)

(223,242,757)	153,829,206

(656,856,992)	205,498,091

2,094,831,119	1,889,333,028

$1,437,974,127	$2,094,831,119

2,200,000	5,400,000
(4,100,000)	(4,050,000)
15,850,000	14,500,000

13,950,000	15,850,000

41

Financial Highlights

Invesco Dynamic Market ETF (PWC)

	Years Ended April 30,
	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$98.73	$96.96	$84.15		$71.56	$73.46
Net investment income(a)	1.15	0.90	2.11	(b)	0.43	0.82
Net realized and unrealized gain (loss) on investments	(15.99)	1.99	12.64		12.98	(1.91)
Total from investment operations	(14.84)	2.89	14.75		13.41	(1.09)
Distributions to shareholders from:
Net investment income	(1.15)	(1.12)	(1.94)		(0.82)	(0.81)
Net asset value at end of year	$82.74	$98.73	$96.96		$84.15	$71.56
Market price at end of year(c)	$81.40	$98.63	$96.98		$84.16	$71.55
Net Asset Value Total Return(d)	(15.04)%	3.00%	17.67%		18.88%	(1.50)%
Market Price Total Return(d)	(16.32)%	2.89%	17.68%		18.91%	(1.43)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$115,831	$157,975	$155,134		$143,052	$143,122
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.59%	0.60%		0.60%	0.60%
Expenses, prior to Waivers	0.58%	0.59%	0.61%		0.61%	0.60%
Net investment income	1.22%	0.91%	2.30	%(b)	0.56%	1.13%
Portfolio turnover rate(e)	313%	240%	215%		231%	231%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.10 and 1.19%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco FTSE RAFI US 1000 ETF (PRF)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$117.81	$111.04	$102.66	$90.15	$92.45
Net investment income(a)	2.60	2.40	2.18	1.86	1.93
Net realized and unrealized gain (loss) on investments	(13.40)	6.72	8.29	12.56	(2.23)
Total from investment operations.	(10.80)	9.12	10.47	14.42	(0.30)
Distributions to shareholders from:
Net investment income	(2.84)	(2.35)	(2.09)	(1.91)	(2.00)
Net asset value at end of year	$104.17	$117.81	$111.04	$102.66	$90.15
Market price at end of year(b)	$104.31	$117.82	$111.12	$102.67	$90.13
Net Asset Value Total Return(c)	(9.18)%	8.40%	10.26%	16.16%	(0.23)%
Market Price Total Return(c)	(9.06)%	8.32%	10.33%	16.19%	(0.24)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,010,580	$5,590,025	$5,124,420	$4,897,087	$4,142,401
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.40%	0.41%	0.41%	0.41%
Net investment income	2.24%	2.13%	2.00%	1.93%	2.19%
Portfolio turnover rate(d)	8%	10%	9%	11%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$132.17	$130.30	$117.87	$97.56	$103.44
Net investment income(a)	1.48	1.76	1.44	1.30	1.25
Net realized and unrealized gain (loss) on investments	(28.58)	1.75	12.31	20.46	(5.93)
Total from investment operations	(27.10)	3.51	13.75	21.76	(4.68)
Distributions to shareholders from:
Net investment income	(1.99)	(1.64)	(1.32)	(1.45)	(1.20)
Net asset value at end of year	$103.08	$132.17	$130.30	$117.87	$97.56
Market price at end of year(b)	$103.16	$132.22	$130.51	$117.82	$97.55
Net Asset Value Total Return(c)	(20.65)%	2.75%	11.73%	22.44%	(4.49)%
Market Price Total Return(c)	(20.62)%	2.60%	11.96%	22.40%	(4.52)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,437,974	$2,094,831	$1,889,333	$1,632,527	$1,107,295
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.40%	0.41%	0.41%	0.41%
Net investment income	1.20%	1.33%	1.15%	1.20%	1.30%
Portfolio turnover rate(d)	21%	24%	26%	29%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Dynamic Market ETF (PWC)	“Dynamic Market ETF”
Invesco FTSE RAFI US 1000 ETF (PRF)	“FTSE RAFI US 1000 ETF”
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)	“FTSE RAFI US 1500 Small-Mid ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Shares of Dynamic Market ETF and FTSE RAFI US 1000 ETF are listed and traded on NYSE Arca, Inc., and Shares of FTSE RAFI US 1500 Small-Mid ETF are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Market ETF	Dynamic Market IntellidexSM
FTSE RAFI US 1000 ETF	FTSE RAFITM US 1000 Index
FTSE RAFI US 1500 Small-Mid ETF	FTSE RAFITM US 1500 Mid Small Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same

44

securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to each Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact

45

other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income

46

per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash

47

collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, Dynamic Market ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets, and each of FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund. For the FTSE RAFI US 1000 ETF and the FTSE RAFI US 1500 Small-Mid ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2022. For Dynamic Market ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of the Fund from exceeding 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2022. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2022. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Market ETF.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Market ETF	$1,016
FTSE RAFI US 1000 ETF	175,965
FTSE RAFI US 1500 Small-Mid ETF	140,554

For FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF, the fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For Dynamic Market ETF, the expenses borne by the Adviser are not subject to recapture.

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For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2020 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/21	4/30/22	4/30/23
FTSE RAFI US 1000 ETF	$1,423,737	$984,797	$272,188	$166,752
FTSE RAFI US 1500 Small-Mid ETF	723,846	403,807	182,750	137,289

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Market ETF	ICE Data Indices, LLC
FTSE RAFI US 1000 ETF	FTSE International Limited and Research Affiliates LLC
FTSE RAFI US 1500 Small-Mid ETF	FTSE International Limited and Research Affiliates LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)
Dynamic Market ETF	$28,410,809	$5,081,082	$(240,836)
FTSE RAFI US 1500 Small-Mid ETF	173,191	-	-

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

49

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Dynamic Market ETF
Investments in Securities
Common Stocks & Other Equity Interests	$115,729,413	$-	$-	$115,729,413
Money Market Funds	135,343	608,433	-	743,776

Total Investments	$115,864,756	$608,433	$-	$116,473,189

FTSE RAFI US 1000 ETF
Investments in Securities
Common Stocks & Other Equity Interests	$4,007,513,734	$-	$-	$4,007,513,734
Money Market Funds	2,516,296	32,953,152	-	35,469,448

Total Investments	$4,010,030,030	$32,953,152	$-	$4,042,983,182

FTSE RAFI US 1500 Small-Mid ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,437,661,071	$-	$-	$1,437,661,071
Money Market Funds	533,547	82,213,293	-	82,746,840

Total Investments	$1,438,194,618	$82,213,293	$-	$1,520,407,911

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2020 and 2019:

	2020	2019
	Ordinary Income	Ordinary Income
Dynamic Market ETF	$1,693,871	$1,826,550
FTSE RAFI US 1000 ETF	126,601,415	107,823,504
FTSE RAFI US 1500 Small-Mid ETF	30,044,591	25,325,031

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Dynamic Market ETF	$ 301,793	$ (47,553)	$ (14,579,326)	$(145,302,240)	$ 275,458,494	$ 115,831,168
FTSE RAFI US 1000 ETF	6,378,880	(211,864)	(81,609,771)	(190,130,450)	4,276,152,835	4,010,579,630
FTSE RAFI US 1500 Small-Mid ETF	-	(80,531)	(282,872,193)	(265,655,790)	1,986,582,641	1,437,974,127

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2020:

	No expiration
	Short-Term	Long-Term	Total*
Dynamic Market ETF	$142,859,805	$2,442,435	$145,302,240
FTSE RAFI US 1000 ETF	19,847,839	170,282,611	190,130,450
FTSE RAFI US 1500 Small-Mid ETF	60,137,702	205,518,088	265,655,790

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Market ETF	$446,418,068	$439,809,328
FTSE RAFI US 1000 ETF	426,858,351	437,027,030
FTSE RAFI US 1500 Small-Mid ETF	380,770,123	383,835,393

For the fiscal year ended April 30, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Market ETF	$146,422,216	$171,569,972
FTSE RAFI US 1000 ETF	274,791,905	1,232,762,339
FTSE RAFI US 1500 Small-Mid ETF	224,898,921	446,859,179

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Market ETF	$2,161,980	$(16,741,306)	$(14,579,326)	$131,052,515
FTSE RAFI US 1000 ETF	684,325,647	(765,935,418)	(81,609,771)	4,124,592,953
FTSE RAFI US 1500 Small-Mid ETF	169,074,076	(451,946,269)	(282,872,193)	1,803,280,104

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Market ETF	$ 67,830	$ (12,324,085)	$ 12,256,255
FTSE RAFI US 1000 ETF	-	(321,236,818)	321,236,818
FTSE RAFI US 1500 Small-Mid ETF	1,898,066	(66,654,138)	64,756,072

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10—Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

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To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020, and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Market ETF (PWC)
Actual	$1,000.00	$ 870.40	0.55%	$2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.13	0.55	2.77
Invesco FTSE RAFI US 1000 ETF (PRF)
Actual	1,000.00	882.90	0.39	1.83
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Actual	1,000.00	801.20	0.39	1.75
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2020:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco Dynamic Market ETF	0%	100%	100%
Invesco FTSE RAFI US 1000 ETF	0%	100%	100%
Invesco FTSE RAFI US 1500 Small-Mid ETF	11%	86%	82%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	215	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	215	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	215	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	215	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	215	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	215	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	215	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	215	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	215	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	215	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary President and Principal Executive Officer	Since 2011 Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (May 2020-present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (June 2020-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (June 2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds

65

Approval of Investment Advisory Contracts (continued)

business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF; Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend Achievers™ ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2022, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco CleantechTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

66

Approval of Investment Advisory Contracts (continued)

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X

67

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF	X	X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are included in the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X

68

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X	X	X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

69

Approval of Investment Advisory Contracts (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Global Listed Private Equity ETF, Invesco S&P Spin-Off ETF, Invesco WilderHill Clean Energy ETF and Invesco Zacks Mid-Cap ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

70

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2020

PKW	Invesco BuyBack AchieversTM ETF

PFM	Invesco Dividend AchieversTM ETF

DJD	Invesco Dow Jones Industrial Average Dividend ETF

PGF	Invesco Financial Preferred ETF

PEY	Invesco High Yield Equity Dividend AchieversTM ETF

PID	Invesco International Dividend AchieversTM ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Although the S&P 500 Index, considered representative of the US stock market, posted modest gains for the second quarter of 2019, US equities experienced increased volatility. After four consecutive months of rising stock prices, markets sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the US Federal Reserve (the “Fed”) cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. Cyclical sectors, where company performance tends to be closely linked to macroeconomic changes in the business cycle, were the hardest hit. At the close of the fiscal year in April, US unemployment numbers continued to climb, with over 30 million Americans seeking unemployment benefits since March 2020.3 In addition, the second gross domestic product estimate for the first quarter of 2020 saw the economy shrink by 5.0%, the sharpest drop since the 2008 financial crisis.2

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis
[3]	Source: The Associated Press

Global Equity

Global equity markets faced volatility in the second and third quarters of 2019, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK regarding its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of 2019 showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

Third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union.

Global equity markets started 2020 well, buoyed by positive economic data and the phase one signing of the US and China trade deal. However, initial optimism was dampened by the outbreak of COVID-19 that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while emerging equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy. At the close of the fiscal year, despite the continuing global spread of COVID-19, April saw both equity and credit markets stage a rebound from the severe market shock witnessed in March. In this environment, global equity markets declined for the fiscal year, with developed markets outperforming emerging markets.

3

PKW	Manager’s Analysis
Invesco BuyBack AchieversTM ETF (PKW)

As an index fund, the Invesco BuyBack Achievers™ ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ US BuyBack Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “BuyBack AchieversTM”. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (12.79)%. On a net asset value (“NAV”) basis, the Fund returned (12.81)%. During the same time period, the Index returned (12.39)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization and does not have a buyback methodology.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the communication services sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection in the financials sector, as well as the security selection in the information technology sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the communication services and information technology sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Apple Inc., an information technology company (portfolio average weight of 5.56%) and Amgen Inc., a health care company (portfolio average weight of 4.54%). Positions that detracted most significantly from the Fund’s return during this period included Wells Fargo & Co., a financials company (portfolio average weight of 0.98%) and JPMorgan Chase & Co., a financials company (portfolio average weight of 1.15%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	31.85
Information Technology	25.36
Health Care	13.52
Industrials	11.30
Consumer Discretionary	7.82
Communication Services	4.24
Sector Types Each Less Than 3%	5.87
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Apple, Inc.	5.16
Bank of America Corp.	5.06
Oracle Corp.	4.90
Cisco Systems, Inc.	4.82
Eli Lilly and Co.	4.81
JPMorgan Chase & Co.	4.75
Amgen, Inc.	4.57
Wells Fargo & Co.	3.86
Charter Communications, Inc., Class A	3.77
Union Pacific Corp.	3.52
Total	45.22

*	Excluding money market fund holdings.

4

Invesco BuyBack AchieversTM ETF (PKW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ US BuyBack Achievers™ Index	(12.39)%	3.34%	10.36%	4.20%	22.86%	11.22%	189.74%	7.85%	174.52%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	7.75	171.11
Fund
NAV Return	(12.81)	2.76	8.50	3.58	19.25	10.51	171.71	7.12	150.70
Market Price Return	(12.79)	2.78	8.58	3.60	19.34	10.51	171.74	7.11	150.46

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PFM	Manager’s Analysis
Invesco Dividend AchieversTM ETF (PFM)

As an index fund, the Invesco Dividend Achievers™ ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ US Broad Dividend Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “Dividend AchieversTM.” To qualify for the universe of “Dividend AchieversTM,” an issuer must have increased its annual regular cash dividend payments for at least each of its last ten or more calendar or fiscal years.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (1.89)%. On a net asset value (“NAV”) basis, the Fund returned (2.04)%. During the same time period, the Index returned (1.64)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 3000® Value Index (the “Benchmark Index”) returned (11.89)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,155 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the value segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on dividend-paying stocks, whereas the Benchmark Index selects and weights stocks based on market capitalization and focuses on stocks of companies with lower price-to-book and lower forecasted growth values.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection in the information technology sector, as well as the overweight allocation to and security selection in the consumer staples sector.

For the fiscal year ended April 30, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer staples sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the industrials and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Microsoft Corp., an information technology company (portfolio average weight of 4.33%) and Walmart Inc., a consumer staples company (portfolio average weight of 3.74%). Positions that detracted most significantly from the Fund’s return during this period included Exxon Mobil Corp., an energy company (portfolio average weight of 3.12%) and Raytheon Technologies Corp., an industrials company (portfolio average weight of 1.27%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Consumer Staples	18.15
Information Technology	15.88
Health Care	13.52
Industrials	13.03
Communication Services	8.53
Consumer Discretionary	8.24
Utilities	6.93
Financials	6.52
Energy	4.56
Materials	3.06
Real Estate	1.59
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Microsoft Corp.	4.53
Johnson & Johnson	4.01
Walmart, Inc.	3.50
Visa, Inc., Class A	3.10
Procter & Gamble Co. (The)	2.96
UnitedHealth Group, Inc.	2.82
Home Depot, Inc. (The)	2.44
Verizon Communications, Inc.	2.41
AT&T, Inc.	2.22
Coca-Cola Co. (The)	2.00
Total	29.99

*	Excluding money market fund holdings.

6

Invesco Dividend AchieversTM ETF (PFM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ US Broad Dividend Achievers™ Index	(1.64)%	7.28%	23.46%	7.92%	46.39%	10.54%	172.27%	7.17%	175.43%
Russell 3000® Value Index	(11.89)	0.92	2.77	3.67	19.77	8.31	122.17	5.85	129.73
Fund
NAV Return	(2.04)	6.76	21.68	7.37	42.72	9.94	157.86	6.56	153.12
Market Price Return	(1.89)	6.77	21.71	7.43	43.07	9.95	158.22	6.57	153.48

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.54%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

DJD	Manager’s Analysis
Invesco Dow Jones Industrial Average Dividend ETF (DJD)

As an index fund, the Invesco Dow Jones Industrial Average Dividend ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dow Jones Industrial Average Yield Weighted (the “Index”). The Fund will invest at least 90% of its total assets in the securities that comprise the Index.

The Index is designed to provide exposure to dividend-paying equity securities of companies included in the Dow Jones Industrial Average™ (the “Benchmark Index”), which is a price-weighted index of 30 U.S. companies that meet certain size, listing and liquidity requirements. The Index includes all constituents of the Benchmark Index that pay dividends. The Index is calculated using a yield-weighted methodology that weights all dividend-paying constituents of the Benchmark Index by their twelve-month dividend yield over the prior twelve months.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (7.32)%. On a net asset value (“NAV”) basis, the Fund returned (7.33)%. During the same time period, the Index returned (7.48)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due fees and operating expenses that the Fund incurred during the period, offset by cash held by the Fund in order to pay the March Fund distribution, which also coincided with the market decline.

During this same time period, the Benchmark Index returned (6.16)%. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the industrials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and security selection in the information technology sector, as well as the Fund’s overweight allocation to and security selection in the energy sector.

For the fiscal year ended April 30, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the energy and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Intel Corp., an information technology company (portfolio average weight of 3.32%) and Apple Inc., an information technology company (portfolio average weight of 2.41%). Positions that detracted most significantly from the Fund’s return during this period included Exxon Mobil Corp., an energy company (portfolio average weight of 5.14%) and Boeing Co., an industrials company (portfolio average weight of 2.11%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	19.30
Health Care	17.00
Consumer Staples	13.12
Industrials	11.10
Financials	9.89
Energy	8.68
Consumer Discretionary	7.13
Materials	6.88
Communication Services	6.84
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Dow, Inc.	6.88
Pfizer, Inc.	5.79
International Business Machines Corp.	5.75
Verizon Communications, Inc.	5.46
Johnson & Johnson	4.67
Exxon Mobil Corp.	4.47
3M Co.	4.34
Chevron Corp.	4.21
Intel Corp.	4.17
Caterpillar, Inc.	4.14
Total	49.88

*	Excluding money market fund holdings.

8

Invesco Dow Jones Industrial Average Dividend ETF (DJD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Dow Jones Industrial Average Yield Weighted Index	(7.48)%	6.55%	20.96%	9.60%	49.30%
Dow Jones Industrial Average Index	(6.16)	7.67	24.81	10.10	52.34
Fund
NAV Return	(7.33)	6.45	20.61	9.39	48.08
Market Price Return	(7.32)	6.43	20.56	9.42	48.25

Guggenheim Dow Jones Industrial Average Dividend ETF (Predecessor Fund) Inception: December 16, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

PGF	Manager’s Analysis
Invesco Financial Preferred ETF (PGF)

As an index fund, the Invesco Financial Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Wells Fargo® Hybrid and Preferred Securities Financial Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”) uses a proprietary methodology to select securities for the Index, which is a market capitalization weighted index designed to track the performance of preferred securities and securities that the Index Provider believes are functionally equivalent to preferred securities, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain capital securities. The Index is composed of preferred and equivalent securities with either fixed or fixed to floating rate dividends or coupons, issued by the financial institutions that have received an industry sector classification of “financial” from the Bloomberg Professional Service® and that are traded in the U.S. market.

In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is generally junior to debt, including senior and subordinated debt.

The Index may include fixed or variable rate securities, meaning that dividends and coupons (as applicable) may be paid either on a fixed rate or a floating rate percentage of the fixed par value at which the preferred stock or other securities are issued. Floating rate preferred securities are securities that pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 3.77%. On a net asset value (“NAV”) basis, the Fund returned 3.78%. During the same time period, the Index returned 3.74%. The Fund’s performance, on a NAV basis, differed from the return of the Index due to a positive effect from the Fund’s sampling methodology, as well as income received from the securities lending program in which the Fund participates, which was partially offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 1.43%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 280 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. preferred stock market.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that employs a methodology that focuses on financials sector preferred securities, whereas the Benchmark Index includes preferred stocks from across the U.S. preferred stock market, including convertible preferred stocks. As such, the Fund was overweight to the financials sector compared to the Benchmark Index.

Relative to the Benchmark Index, the majority of the Fund’s outperformance during the period can be primarily attributed to its overweight allocation to preferred securities in the banks and capital markets preferred industries.

For the fiscal year ended April 30, 2020, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets and insurance industries, respectively. The consumer finance and trading companies & distributors industries were the only two industries that detracted from the Fund’s performance.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included JPMorgan Chase & Co., 6.00%, Series EE, a banks company (portfolio average weight of 2.33%), JPMorgan Chase & Co., 5.75%, Series DD, a banks company (portfolio average weight of 2.78%), and Bank of America Corp., 6.00%, Series GG, a banks company (portfolio average weight of 2.01%). Positions that detracted most significantly from the Fund’s return during this period included Synchrony Financial, 5.625%, Series A, a consumer finance company (portfolio average weight of 0.46%), Wells Fargo & Co., 4.75%, Series Z, a banks company (portfolio average weight of 0.64%), and Capital One Financial Corp., 5.00%, Series I, a consumer finance company (portfolio average weight of 1.14%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Banks	59.21
Capital Markets	15.90
Insurance	15.10
Consumer Finance	5.83
Industry Types Each Less Than 3%	3.19
Money Market Funds Plus Other Assets Less Liabilities	0.77

10

Invesco Financial Preferred ETF (PGF) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
JPMorgan Chase & Co., Series EE, Pfd., 6.00%,	2.71
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%,	2.70
Wells Fargo & Co., Series Z, Pfd., 4.75%,	2.67
JPMorgan Chase & Co., Series DD, Pfd., 5.75%,	2.63
Wells Fargo & Co., Series Q, Pfd., 5.85%,	2.63
Bank of America Corp., Series GG, Pfd., 6.00%,	2.05
JPMorgan Chase & Co., Series AA, Pfd., 6.10%,	2.04
Citigroup, Inc., Series K, Pfd., 6.88%,	2.04
Bank of America Corp., Series KK, Pfd., 5.38%,	2.04
JPMorgan Chase & Co., Series BB, Pfd., 6.15%,	1.85
Total	23.36

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Wells Fargo® Hybrid and Preferred Securities Financial Index	3.74%	4.40%	13.77%	5.52%	30.81%	7.37%	103.70%	5.05%	93.75%
S&P U.S. Preferred Stock Index	1.43	2.78	8.56	3.85	20.77	5.96	78.42	4.55	81.71
Fund
NAV Return	3.78	3.99	12.46	5.20	28.84	6.86	94.20	4.29	75.69
Market Price Return	3.77	4.03	12.58	5.21	28.88	6.90	94.86	4.24	74.54

11

Invesco Financial Preferred ETF (PGF) (continued)

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

12

PEY	Manager’s Analysis
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

As an index fund, the Invesco High Yield Equity Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index that have a consistent record of dividend increases, principally on the basis of dividend yield and consistent growth in dividends. The Underlying Index is composed of the 50 issuers with the highest modified dividend yield chosen from the NASDAQ US Broad Dividend AchieversTM Index. To qualify for inclusion in the Index, an issuer must have increased its annual regular cash dividend payments for each of its last ten or more calendar or fiscal years, and must have a minimum market capitalization of $1 billion.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (18.44)%. On a net asset value (“NAV”) basis, the Fund returned (18.57)%. During the same time period, the Index returned (18.20)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the security lending program in which the Fund participates.

During this same time period, the Dow Jones U.S. Select Dividend Index (the “Benchmark Index”) returned (16.69)%. The Benchmark Index is an unmanaged index weighted by indicated dividend yield based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. dividend-paying equity securities market.

The performance of the Fund differed from the Benchmark Index primarily because the selection methodology of the Index that the Fund tracks, which selects the top 50 highest yielding stocks that have increased their dividend every year for the past ten years, differs from the selection methodology of the Benchmark Index which uses several fundamental factors.

Relative to the Benchmark Index, the Fund was most overweight in the tobacco industry and most underweight in the paper packaging industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperfomance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the publishing industry, as well as the Fund’s overweight allocation to and security selection in the integrated oil & gas industry.

For the fiscal year ended April 30, 2020, the personal products industry contributed most significantly to the Fund’s return, followed by the multiline retail and food products industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return, followed by the media and capital markets industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Nu Skin Enterprises, Inc. Class A, a personal products company (portfolio average weight of 0.14%) and Target Corp., a general merchandise stores company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Meredith Corp., a publishing company (portfolio average weight of 1.99%) and Occidental Petroleum Corp., an integrated gas & oil company (portfolio average weight of 2.74%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Insurance	9.23
Tobacco	8.42
Electric Utilities	8.30
Oil, Gas & Consumable Fuels	8.18
Capital Markets	5.90
Banks	5.70
Multi-Utilities	5.37
Food Products	5.01
Health Care Providers & Services	4.41
Gas Utilities	4.34
Diversified Telecommunication Services	4.33
Media	3.55
Personal Products	3.19
Industry Types Each Less Than 3%	24.06
Money Market Funds Plus Other Assets Less Liabilities	0.01

13

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Cardinal Health, Inc.	4.41
Altria Group, Inc.	3.49
Nu Skin Enterprises, Inc., Class A	3.19
Exxon Mobil Corp.	2.70
Universal Corp.	2.66
Mercury General Corp.	2.42
Ryder System, Inc.	2.40
National Fuel Gas Co.	2.34
Invesco Ltd.	2.28
Philip Morris International, Inc.	2.27
Total	28.16

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ US Dividend Achievers™ 50 Index	(18.20)%	(1.48)%	(4.37)%	5.55%	30.98%	10.04%	160.37%	4.31%	91.53%
Dow Jones U.S. Select Dividend Index	(16.69)	(0.30)	(0.90)	4.51	24.70	9.56	149.16	6.24	153.97
Fund
NAV Return	(18.57)	(1.95)	(5.73)	5.02	27.78	9.47	147.04	3.84	78.63
Market Price Return	(18.44)	(1.90)	(5.59)	5.07	28.05	9.49	147.54	3.86	79.13

14

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.53%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

PID	Manager’s Analysis
Invesco International Dividend AchieversTM ETF (PID)

As an index fund, the Invesco International Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ International Dividend Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes dividend-paying common stocks and other securities in the Index pursuant to a proprietary selection methodology that identifies companies that have increased their aggregate annual regular cash dividend payments consistently for at least each of the last five consecutive years. The Index is composed of Global Depositary Receipts (“GDRs”) and American Depository Receipts (“ADRs”) that are listed on the London Stock Exchange or the London International Exchange, in addition to ADRs and non-U.S. common or ordinary stocks traded on the New York Stock Exchange, The Nasdaq Stock Market LLC or NYSE American.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (23.07)%. On a net asset value (“NAV”) basis, the Fund returned (22.76)%. During the same time period, the Index returned (22.68)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (11.34)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 915 securities. The Benchmark Index also was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall international developed equity market.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that employs a dividend yield weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer staples sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and security selection in the health care sector as well as the security selection in the information technology sector.

For the fiscal year ended April 30, 2020, the utilities sector contributed most significantly to the Fund’s return, followed by the health care sector. The financials sector most significantly detracted from the Fund’s return, followed by the energy and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2020, included Franco-Nevada Corp., a materials company (portfolio average weight of 0.59%) and Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR, an information technology company (portfolio average weight of 1.69%). Positions that detracted most significantly from the Fund’s return during this period included Micro Focus International plc Sponsored ADR, an information company (no longer held at fiscal year-end) and Brookfield Property Partners LP, a real estate company (portfolio average weight of 3.07%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Energy	27.74
Financials	20.21
Utilities	9.90
Industrials	8.44
Information Technology	7.77
Materials	7.69
Communication Services	5.89
Health Care	4.60
Consumer Staples	3.06
Sector Types Each Less Than 3%	4.67
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
GasLog Partners L.P.	8.14
Hoegh LNG Partners L.P.	4.70
Novolipetsk Steel PJSC, GDR	4.68
Tatneft PJSC, ADR	3.84
Enbridge, Inc.	2.69
BCE, Inc.	2.66
Brookfield Property Partners L.P.	2.51
National Grid PLC, ADR	2.45
Canadian Imperial Bank of Commerce	2.38
TELUS Corp.	2.28
Total	36.33

*	Excluding money market fund holdings.

16

Invesco International Dividend AchieversTM ETF (PID) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended - NASDAQ International Dividend Achievers™ Index (Net)	(22.68)%	(3.07)%	(8.92)%	(4.20)%	(19.31)%	2.30%	25.47%	2.46%	42.62%
MSCI EAFE® Index (Net)	(11.34)	(0.58)	(1.74)	(0.17)	(0.83)	3.55	41.73	3.07	55.54
Fund
NAV Return	(22.76)	(3.23)	(9.39)	(4.35)	(19.96)	1.89	20.61	1.95	32.61
Market Price Return	(23.07)	(3.36)	(9.75)	(4.44)	(20.32)	1.85	20.11	1.92	32.05

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.54%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-NASDAQ International Dividend AchieversTM Index (Net) is comprised of gross total returns of the Index from Fund inception through the conversion date, March 9, 2015, and net returns of the Index starting at the conversion date through April 30, 2020.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

17

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

18

Invesco BuyBack AchieversTM ETF (PKW)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-4.24%
Altice USA, Inc., Class A(b)	104,324	$2,709,294
Charter Communications, Inc., Class A(b)	54,689	27,083,634
Sinclair Broadcast Group, Inc., Class A	14,736	260,090
Yelp, Inc.(b)	16,776	374,944

		30,427,962

Consumer Discretionary-7.82%
Adtalem Global Education, Inc.(b)	12,310	391,089
American Eagle Outfitters, Inc.	39,045	310,408
American Public Education, Inc.(b)	3,534	91,071
AutoZone, Inc.(b)	5,453	5,563,805
Bed Bath & Beyond, Inc.(c)	28,907	178,934
BJ’s Restaurants, Inc.	4,355	95,200
Bloomin’ Brands, Inc.	20,323	244,892
Booking Holdings, Inc.(b)	9,589	14,197,186
Brunswick Corp.	18,611	888,117
Caleres, Inc.	9,258	75,082
CarMax, Inc.(b)	38,153	2,809,968
Carriage Services, Inc.	4,091	61,447
Chico’s FAS, Inc.	27,061	40,591
Children’s Place, Inc. (The)(c)	3,441	101,716
Citi Trends, Inc.	2,664	30,263
Conn’s, Inc.(b)(c)	6,555	44,312
Cooper-Standard Holdings, Inc.(b)	3,827	49,177
Dave & Buster’s Entertainment, Inc.(c)	6,995	102,407
Denny’s Corp.(b)	13,488	152,010
Designer Brands, Inc., Class A	14,637	92,945
Dick’s Sporting Goods, Inc.	14,520	426,743
Dillard’s, Inc., Class A(c)	4,718	139,087
Dine Brands Global, Inc.	3,827	169,881
eBay, Inc.	185,899	7,404,357
El Pollo Loco Holdings, Inc.(b)(c)	7,974	97,522
Express, Inc.(b)	14,653	30,332
Foot Locker, Inc.	24,331	623,604
GameStop Corp., Class A(c)	15,052	86,248
Genesco, Inc.(b)	3,340	63,226
Gentherm, Inc.(b)	7,660	286,790
Guess?, Inc.	14,973	139,998
H&R Block, Inc.	44,946	748,351
Harley-Davidson, Inc.	35,760	780,641
Haverty Furniture Cos., Inc.	4,078	55,175
Hibbett Sports, Inc.(b)	3,957	61,056
Hilton Grand Vacations, Inc.(b)	20,036	412,742
Hyatt Hotels Corp., Class A(c)	8,331	468,702
Jack in the Box, Inc.	5,411	326,283
Kirkland’s, Inc.(b)(c)	3,184	2,901
Kohl’s Corp.	36,253	669,230
Lear Corp.	13,921	1,359,386
MarineMax, Inc.(b)	4,886	70,407
Marriott Vacations Worldwide Corp.	9,619	798,377
Michaels Cos., Inc. (The)(b)(c)	33,510	101,870
Newell Brands, Inc.	104,610	1,451,987
Nordstrom, Inc.(c)	36,510	685,658
O’Reilly Automotive, Inc.(b)	17,339	6,698,749
Planet Fitness, Inc., Class A(b)	18,659	1,125,697
Quotient Technology, Inc.(b)	20,315	145,862
Qurate Retail, Inc., Class A(b)	90,302	727,383

	Shares	Value
Consumer Discretionary-(continued)
Ralph Lauren Corp.	11,356	$837,846
Regis Corp.(b)	8,101	100,614
RH(b)(c)	4,493	646,004
SeaWorld Entertainment, Inc.(b)	18,384	270,061
Shoe Carnival, Inc.(c)	3,256	76,907
Sleep Number Corp.(b)	6,469	193,423
Stamps.com, Inc.(b)	3,983	630,389
Taylor Morrison Home Corp., Class A(b)	31,396	456,812
Urban Outfitters, Inc.(b)	22,833	395,924
Wolverine World Wide, Inc.	18,931	387,896
Wyndham Destinations, Inc.	20,725	529,938

		56,204,679

Consumer Staples-1.80%
Herbalife Nutrition Ltd.(b)	34,491	1,288,239
Ingredion, Inc.	15,655	1,271,186
Spectrum Brands Holdings, Inc.	10,717	461,474
Sprouts Farmers Market, Inc.(b)	27,449	570,390
USANA Health Sciences, Inc.(b)	5,032	448,955
Walgreens Boots Alliance, Inc.	204,847	8,867,827

		12,908,071

Energy-1.61%
Arch Coal, Inc., Class A	3,435	100,268
Cabot Oil & Gas Corp.	93,114	2,013,125
CNX Resources Corp.(b)	43,676	462,966
CONSOL Energy, Inc.(b)(c)	5,937	45,062
Delek US Holdings, Inc.	17,634	411,754
Devon Energy Corp.	89,734	1,118,983
Exterran Corp.(b)	7,646	51,993
Extraction Oil & Gas, Inc.(b)(c)	31,741	16,810
Green Plains, Inc.(c)	8,236	48,345
Gulfport Energy Corp.(b)	36,563	93,418
HollyFrontier Corp.	37,803	1,249,011
Marathon Petroleum Corp.	151,787	4,869,327
Murphy Oil Corp.(c)	35,896	425,726
Patterson-UTI Energy, Inc.	44,422	163,917
Peabody Energy Corp.	22,084	74,865
Southwestern Energy Co.(b)	126,491	408,566
US Silica Holdings, Inc.(c)	16,812	32,279

		11,586,415

Financials-31.85%
Affiliated Managers Group, Inc.	11,227	785,441
Allstate Corp. (The)	73,949	7,522,092
Ally Financial, Inc.	87,428	1,432,945
Ameriprise Financial, Inc.	28,715	3,300,502
Apollo Investment Corp.(c)	15,179	133,727
Assured Guaranty Ltd.	21,779	647,490
Athene Holding Ltd., Class A(b)	47,595	1,285,065
Atlantic Capital Bancshares, Inc.(b)	4,993	62,662
Bank of America Corp.	1,511,989	36,363,335
Bank of New York Mellon Corp. (The)	206,676	7,758,617
BankUnited, Inc.	21,684	429,560
Benefytt Technologies, Inc.(b)(c)	2,783	72,720
Brighthouse Financial, Inc.(b)	24,657	633,931
Brightsphere Investment Group, Inc.	19,667	145,732
Charles Schwab Corp. (The)	300,602	11,338,707
CIT Group, Inc.	22,959	435,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2020

	Shares	Value
Financials-(continued)
Citigroup, Inc.	489,970	$23,792,943
Citizens Financial Group, Inc.	99,814	2,234,835
CNO Financial Group, Inc.	34,490	484,929
Comerica, Inc.	32,893	1,146,650
Curo Group Holdings Corp.	9,465	88,214
Discover Financial Services	71,566	3,075,191
E*TRADE Financial Corp.	51,593	2,095,192
Equitable Holdings, Inc.	108,387	1,985,650
First Citizens BancShares, Inc., Class A	2,243	856,826
First of Long Island Corp. (The)	5,519	87,145
Fulton Financial Corp.	38,366	448,498
Greenhill & Co., Inc.	4,355	46,468
Hanover Insurance Group, Inc. (The)	8,997	903,119
HCI Group, Inc.(c)	1,827	76,095
HomeStreet, Inc.	5,580	142,569
Independent Bank Corp.	5,147	75,609
Investors Bancorp, Inc.	57,779	537,923
Jefferies Financial Group, Inc.	66,497	912,339
JPMorgan Chase & Co.	356,542	34,142,462
Kearny Financial Corp.	19,493	181,285
Lazard Ltd., Class A	24,456	672,540
Lincoln National Corp.	45,623	1,618,248
Loews Corp.	67,200	2,329,152
LPL Financial Holdings, Inc.	18,449	1,110,999
M&T Bank Corp.	30,346	3,401,180
MBIA, Inc.(b)	18,290	148,881
MetLife, Inc.	213,863	7,716,177
Morgan Stanley	367,919	14,507,046
Navient Corp.	45,147	344,020
PNC Financial Services Group, Inc. (The)	100,116	10,679,374
Radian Group, Inc.	46,386	694,862
Regional Management Corp.(b)	2,507	39,962
Regions Financial Corp.	223,569	2,403,367
Santander Consumer USA Holdings, Inc.(c)	79,212	1,234,915
South State Corp.	7,847	453,870
Sterling Bancorp	46,114	568,586
Sterling Bancorp, Inc.	11,483	41,454
Stifel Financial Corp.	16,237	718,974
Synchrony Financial	143,258	2,835,076
Unum Group	47,397	827,078
Voya Financial, Inc.	30,903	1,395,888
Waddell & Reed Financial, Inc., Class A(c)	16,045	233,455
Waterstone Financial, Inc.	6,203	90,068
Wells Fargo & Co.	954,949	27,741,268
World Acceptance Corp.(b)(c)	1,798	121,994
Zions Bancorporation N.A.	38,300	1,210,663

		228,801,327

Health Care-13.52%
Allscripts Healthcare Solutions, Inc.(b)	37,994	246,961
Amgen, Inc.	137,253	32,833,663
Biogen, Inc.(b)	40,647	12,065,249
DaVita, Inc.(b)	29,330	2,317,363
Eagle Pharmaceuticals, Inc.(b)	3,111	158,599
Eli Lilly and Co.	223,486	34,559,875
Hologic, Inc.(b)	61,486	3,080,448
Ligand Pharmaceuticals, Inc.(b)(c)	3,854	379,889
McKesson Corp.	41,352	5,840,970
MEDNAX, Inc.(b)	19,680	285,754
PDL BioPharma, Inc.(b)	28,861	97,839

	Shares	Value
Health Care-(continued)
Premier, Inc., Class A(b)	16,595	$550,290
Universal Health Services, Inc., Class B	18,558	1,961,395
Waters Corp.(b)	14,515	2,714,305

		97,092,600

Industrials-11.30%
ACCO Brands Corp.	22,136	163,806
Allison Transmission Holdings, Inc.	27,229	989,502
Apogee Enterprises, Inc.	6,060	123,866
Armstrong Flooring, Inc.(b)	4,887	10,263
CAI International, Inc.(b)	3,983	65,680
Caterpillar, Inc.	128,454	14,949,477
CSX Corp.	179,975	11,919,744
Delta Air Lines, Inc.	149,474	3,872,871
Deluxe Corp.	9,852	277,531
GATX Corp.(c)	8,158	483,769
Hawaiian Holdings, Inc.	10,655	153,432
HD Supply Holdings, Inc.(b)	37,827	1,122,705
Howmet Aerospace, Inc.	101,795	1,330,461
Jacobs Engineering Group, Inc.	31,070	2,571,042
JetBlue Airways Corp.(b)	65,893	641,798
Kforce, Inc.	5,174	154,961
Lincoln Electric Holdings, Inc.	14,048	1,131,004
Masco Corp.	61,592	2,527,736
Meritor, Inc.(b)	17,259	353,810
MRC Global, Inc.(b)	18,769	100,602
Pitney Bowes, Inc.	38,993	137,645
Regal Beloit Corp.	9,494	674,169
Rush Enterprises, Inc., Class A	6,548	245,550
Southwest Airlines Co.	120,798	3,774,937
Textron, Inc.	53,159	1,401,271
Trinity Industries, Inc.	28,016	540,429
Triton International Ltd. (Bermuda)	16,849	521,982
Union Pacific Corp.	158,455	25,319,524
United Airlines Holdings, Inc.(b)	57,764	1,708,659
United Rentals, Inc.(b)	17,299	2,222,922
WESCO International, Inc.(b)	9,718	251,405
XPO Logistics, Inc.(b)	21,567	1,439,382

		81,181,935

Information Technology-25.36%
Alliance Data Systems Corp.	11,122	556,879
Apple, Inc.	126,232	37,086,962
Arrow Electronics, Inc.(b)	18,831	1,184,847
Avnet, Inc.	23,313	699,856
Benchmark Electronics, Inc.	8,424	174,040
CDK Global, Inc.	28,371	1,114,413
Cisco Systems, Inc.	816,574	34,606,406
Cognizant Technology Solutions Corp., Class A	128,117	7,433,348
Dell Technologies, Inc., Class C(b)	59,138	2,524,601
DXC Technology Co.	59,248	1,074,166
FleetCor Technologies, Inc.(b)	19,949	4,812,696
Hewlett Packard Enterprise Co.	300,851	3,026,561
HP, Inc.	333,876	5,178,417
InterDigital, Inc.	7,104	410,398
Kulicke & Soffa Industries, Inc. (Singapore)	14,904	357,249
Lam Research Corp.	33,988	8,676,457
Leidos Holdings, Inc.	33,124	3,272,982
LiveRamp Holdings, Inc.(b)	15,730	595,538
MicroStrategy, Inc., Class A(b)	1,886	238,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2020

	Shares	Value
Information Technology-(continued)
NetApp, Inc.	51,649	$2,260,677
Oracle Corp.	664,174	35,181,297
Plexus Corp.(b)	6,855	429,740
Qorvo, Inc.(b)	27,014	2,648,182
QUALCOMM, Inc.	266,921	20,998,675
Teradyne, Inc.	38,908	2,433,306
Ubiquiti, Inc.(c)	15,154	2,455,403
Western Union Co. (The)	95,699	1,824,980
Xerox Holdings Corp.	49,690	908,830

		182,165,164

Materials-1.59%
AdvanSix, Inc.(b)	6,381	77,721
Cabot Corp.	13,236	448,568
Celanese Corp.	27,921	2,319,397
CF Industries Holdings, Inc.	49,925	1,372,937
Cleveland-Cliffs, Inc.(c)	93,084	407,708
Domtar Corp.	13,067	305,245
Eagle Materials, Inc.	9,725	593,322
Element Solutions, Inc.(b)	58,950	604,237
Graphic Packaging Holding Co.	67,796	905,077
Huntsman Corp.	52,064	875,196
Louisiana-Pacific Corp.	26,194	523,880
Reliance Steel & Aluminum Co.	15,613	1,398,613
Steel Dynamics, Inc.	49,664	1,205,345
Worthington Industries, Inc.	13,093	346,179

		11,383,425

Real Estate-0.17%
Bluerock Residential Growth REIT, Inc.	5,137	29,897
Consolidated-Tomoka Land Co.	1,141	47,956
iStar, Inc.	18,096	181,322
SL Green Realty Corp.	18,307	971,187

		1,230,362

	Shares	Value
Utilities-0.70%
Evergy, Inc.	52,929	$3,092,642
NRG Energy, Inc.	58,506	1,961,706

		5,054,348

Total Common Stocks & Other Equity Interests (Cost $850,943,228)		718,036,288

Money Market Funds-0.17%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $1,204,318)	1,204,318	1,204,318

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.13% (Cost $852,147,546)		719,240,606

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.02%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $7,343,615)	7,343,615	7,343,615

TOTAL INVESTMENTS IN SECURITIES-101.15% (Cost $859,491,161)		726,584,221
OTHER ASSETS LESS LIABILITIES-(1.15)%		(8,253,442)

NET ASSETS-100.00%		$718,330,779

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$1,523,148	$38,852,818	$(39,171,648)	$-	$-	$1,204,318	$19,821

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	$2,413,794	$83,294,993	$(85,708,787)	$-	$-	$-	$74,001
Invesco Liquid Assets Portfolio, Institutional Class*	804,602	25,301,798	(26,104,841)	-	(1,559)	-	27,006
Invesco Private Government Fund	-	14,657,805	(7,314,190)	-	-	7,343,615	4

Total	$4,741,544	$162,107,414	$(158,299,466)	$-	$(1,559)	$8,547,933	$120,832

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Dividend AchieversTM ETF (PFM)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-8.53%
AT&T, Inc.	223,635	$6,814,159
Comcast Corp., Class A	141,722	5,332,999
John Wiley & Sons, Inc., Class A	1,462	54,898
Meredith Corp.(b)	1,251	18,552
Omnicom Group, Inc.	6,739	384,325
Telephone & Data Systems, Inc.	3,342	65,570
Verizon Communications, Inc.	128,929	7,406,971
Walt Disney Co. (The)	56,311	6,090,035

		26,167,509

Consumer Discretionary-8.24%
Aaron’s, Inc.	2,074	66,181
Best Buy Co., Inc.	8,050	617,677
Columbia Sportswear Co.	2,094	152,632
Cracker Barrel Old Country Store, Inc.	744	72,466
Genuine Parts Co.	4,518	358,187
Hasbro, Inc.	4,253	307,109
Home Depot, Inc. (The)	34,012	7,476,858
Leggett & Platt, Inc.	4,106	144,244
Lowe’s Cos., Inc.	23,832	2,496,402
McDonald’s Corp.	23,263	4,363,208
Monro, Inc.	1,035	57,432
NIKE, Inc., Class B	38,606	3,365,671
PetMed Express, Inc.	627	24,810
Polaris, Inc.	1,914	135,760
Ross Stores, Inc.	11,152	1,018,847
Target Corp.	15,756	1,729,063
TJX Cos., Inc. (The)	37,388	1,833,881
VF Corp.	12,266	712,655
Wendy’s Co. (The)	6,931	137,650
Williams-Sonoma, Inc.(b)	2,408	148,911
Wyndham Destinations, Inc.	2,713	69,371

		25,289,015

Consumer Staples-18.15%
Altria Group, Inc.	57,747	2,266,570
Andersons, Inc. (The)	1,020	17,309
Archer-Daniels-Midland Co.	17,336	643,859
Brown-Forman Corp., Class B	9,604	597,369
Bunge Ltd.	4,408	174,865
Casey’s General Stores, Inc.	1,143	173,062
Church & Dwight Co., Inc.	7,634	534,304
Clorox Co. (The)	3,895	726,184
Coca-Cola Co. (The)	133,792	6,139,715
Colgate-Palmolive Co.	26,582	1,867,917
Costco Wholesale Corp.	13,789	4,178,067
Estee Lauder Cos., Inc. (The), Class A	6,909	1,218,748
Flowers Foods, Inc.	6,574	146,469
Hershey Co. (The)	4,603	609,575
Hormel Foods Corp.	16,632	779,209
J&J Snack Foods Corp.	588	74,694
JM Smucker Co. (The)	3,544	407,241
Kellogg Co.	10,629	696,199
Kimberly-Clark Corp.	10,643	1,473,843
Kroger Co. (The)	24,883	786,552
Lancaster Colony Corp.	855	115,109
McCormick & Co., Inc.	3,841	602,422
Nu Skin Enterprises, Inc., Class A	1,726	50,416

	Shares	Value
Consumer Staples-(continued)
PepsiCo, Inc.	43,340	$5,733,449
Philip Morris International, Inc.	48,583	3,624,292
Procter & Gamble Co. (The)	76,957	9,070,922
Sysco Corp.	15,801	889,122
Tootsie Roll Industries, Inc.(b)	1,241	43,596
Universal Corp.	766	37,051
Walgreens Boots Alliance, Inc.	27,528	1,191,687
Walmart, Inc.	88,401	10,745,141
WD-40 Co.	426	74,243

		55,689,201

Energy-4.56%
Chevron Corp.	58,612	5,392,304
Enterprise Products Partners L.P.	68,029	1,194,589
Exxon Mobil Corp.	131,978	6,133,018
Helmerich & Payne, Inc.	3,383	66,882
Holly Energy Partners L.P.	3,277	48,270
Magellan Midstream Partners L.P.	7,077	291,077
Occidental Petroleum Corp.(b)	27,819	461,795
ONEOK, Inc.	12,843	384,391

		13,972,326

Financials-6.52%
1st Source Corp.	794	27,576
Aflac, Inc.	22,452	836,112
American Equity Investment Life Holding Co.	2,837	59,634
American Financial Group, Inc.	2,808	186,002
Ameriprise Financial, Inc.	3,830	440,220
Assurant, Inc.	1,859	197,500
AXIS Capital Holdings Ltd.	2,611	95,563
BancFirst Corp.	1,016	39,126
Bank of Marin Bancorp	422	13,909
Bank OZK	4,007	90,638
BlackRock, Inc.	4,811	2,415,314
BOK Financial Corp.	2,197	113,783
Brown & Brown, Inc.	8,749	314,177
Chubb Ltd.	14,043	1,516,784
Cincinnati Financial Corp.	5,056	332,685
Cohen & Steers, Inc.	1,484	85,686
Comerica, Inc.	4,393	153,140
Commerce Bancshares, Inc.(b)	3,484	213,186
Community Bank System, Inc.	1,611	100,671
Community Trust Bancorp, Inc.	553	18,747
Cullen/Frost Bankers, Inc.	1,948	139,983
Eaton Vance Corp.	3,516	129,037
Erie Indemnity Co., Class A	1,435	255,516
Evercore, Inc., Class A	1,263	65,171
FactSet Research Systems, Inc.	1,178	323,950
First Financial Corp.	426	15,131
First of Long Island Corp. (The)	751	11,858
Franklin Resources, Inc.	15,441	290,908
Globe Life, Inc.	3,342	275,180
Hanover Insurance Group, Inc. (The)	1,194	119,854
Horace Mann Educators Corp.	1,281	45,040
International Bancshares Corp.	2,026	58,734
Invesco Ltd.(c)	14,105	121,585
Lazard Ltd., Class A	3,223	88,632
MarketAxess Holdings, Inc.	1,178	536,002
Marsh & McLennan Cos., Inc.	15,659	1,524,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2020

	Shares	Value
Financials-(continued)
Mercury General Corp.	1,721	$70,492
Moody’s Corp.	5,823	1,420,230
Northwest Bancshares, Inc.	3,321	35,236
Old Republic International Corp.	9,440	150,568
People’s United Financial, Inc.	13,800	175,122
Principal Financial Group, Inc.	8,536	310,796
Prosperity Bancshares, Inc.	2,944	176,434
Prudential Financial, Inc.	12,337	769,459
Raymond James Financial, Inc.	4,328	285,302
Reinsurance Group of America, Inc.	1,945	203,603
RenaissanceRe Holdings Ltd. (Bermuda)	1,372	200,326
RLI Corp.	1,396	101,671
S&P Global, Inc.	7,577	2,219,152
SEI Investments Co.	4,661	237,525
Southside Bancshares, Inc.	1,052	31,991
Stock Yards Bancorp, Inc.	703	23,227
T. Rowe Price Group, Inc.	7,340	848,724
Tompkins Financial Corp.	464	31,325
Travelers Cos., Inc. (The)	7,925	802,089
UMB Financial Corp.	1,526	77,582
United Bankshares, Inc.(b)	3,156	94,554
Unum Group	6,307	110,057
W.R. Berkley Corp.	5,699	307,746
Westamerica Bancorporation	842	53,046
Westwood Holdings Group, Inc.	277	6,379

		19,993,760

Health Care-13.52%
Abbott Laboratories	55,014	5,066,239
AmerisourceBergen Corp.	6,397	573,555
Atrion Corp.	57	36,014
Becton, Dickinson and Co.	8,441	2,131,606
Bristol-Myers Squibb Co.	70,440	4,283,456
Cardinal Health, Inc.	9,067	448,635
Chemed Corp.	499	207,869
Ensign Group, Inc. (The).	1,663	62,213
Johnson & Johnson.	82,094	12,317,384
McKesson Corp.	5,503	777,299
Medtronic PLC	41,666	4,067,852
National HealthCare Corp.	476	32,544
Perrigo Co. PLC	4,230	225,459
Stryker Corp.	11,659	2,173,587
UnitedHealth Group, Inc.	29,565	8,646,876
West Pharmaceutical Services, Inc.	2,309	437,001

		41,487,589

Industrials-13.03%
3M Co.	17,887	2,717,393
A.O. Smith Corp.	4,224	179,013
ABM Industries, Inc.	2,074	71,532
Applied Industrial Technologies, Inc.	1,202	62,973
Brady Corp., Class A	1,548	67,400
C.H. Robinson Worldwide, Inc.	4,192	297,213
Carlisle Cos., Inc.	1,738	210,228
Caterpillar, Inc.	17,093	1,989,283
Cintas Corp.	3,224	715,180
CSX Corp.	24,046	1,592,567
Cummins, Inc.	4,692	767,142
Donaldson Co., Inc.	3,933	172,383
Dover Corp.	4,485	420,020
Eaton Corp. PLC	12,846	1,072,641

	Shares	Value
Industrials-(continued)
Emerson Electric Co.	19,013	$1,084,311
Expeditors International of Washington, Inc.	5,275	377,716
Fastenal Co.	17,867	647,143
FedEx Corp.	8,114	1,028,612
Franklin Electric Co., Inc.	1,441	73,203
General Dynamics Corp.	9,000	1,175,580
Gorman-Rupp Co. (The)	812	23,954
Graco, Inc.	5,218	233,036
Healthcare Services Group, Inc.	2,312	58,933
HEICO Corp.	1,682	147,343
Hillenbrand, Inc.	2,321	48,625
Hubbell, Inc.	1,692	210,536
IDEX Corp.	2,368	363,796
Illinois Tool Works, Inc.	9,909	1,610,213
ITT, Inc.	2,728	143,820
J.B. Hunt Transport Services, Inc.	3,312	334,909
L3Harris Technologies, Inc.	6,870	1,330,719
Lennox International, Inc.	1,199	223,829
Lincoln Electric Holdings, Inc.	1,875	150,956
Lindsay Corp.	336	30,240
Lockheed Martin Corp.	8,775	3,414,002
Matthews International Corp., Class A.	972	23,270
McGrath RentCorp	755	41,185
MSA Safety, Inc.	1,207	135,824
MSC Industrial Direct Co., Inc., Class A	1,404	83,735
Nordson Corp.	1,794	288,673
Northrop Grumman Corp.	5,214	1,724,113
Raytheon Technologies Corp.	47,091	3,051,968
Regal Beloit Corp.	1,264	89,757
Republic Services, Inc.	9,915	776,741
Robert Half International, Inc.	3,577	169,085
Rockwell Automation, Inc.	3,611	684,212
Rollins, Inc.	10,185	407,400
Roper Technologies, Inc.	3,304	1,126,763
Ryder System, Inc.	1,655	58,587
Snap-on, Inc.	1,699	221,363
Stanley Black & Decker, Inc.	4,786	527,417
Tennant Co.	571	33,786
Toro Co. (The)	3,341	213,189
Union Pacific Corp.	21,466	3,430,052
United Parcel Service, Inc., Class B	21,817	2,065,197
W.W. Grainger, Inc.	1,667	459,392
Waste Management, Inc.	13,216	1,321,864

		39,980,017

Information Technology-15.88%
Accenture PLC, Class A	19,830	3,672,318
Analog Devices, Inc.	11,449	1,254,810
Automatic Data Processing, Inc.	13,417	1,968,140
Badger Meter, Inc.	905	53,422
Broadridge Financial Solutions, Inc.	3,568	413,888
Cass Information Systems, Inc.	452	18,130
International Business Machines Corp.	27,744	3,483,537
Jack Henry & Associates, Inc.	2,384	389,903
KLA Corp.	4,872	799,446
Maxim Integrated Products, Inc.	8,371	460,237
Microchip Technology, Inc.(b)	7,443	652,974
Microsoft Corp.	77,570	13,901,320
Oracle Corp.	100,061	5,300,231
QUALCOMM, Inc.	35,519	2,794,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2020

	Shares	Value
Information Technology-(continued)
Texas Instruments, Inc.	29,030	$3,369,512
Visa, Inc., Class A	53,168	9,502,185
Xilinx, Inc.	7,732	675,777

		48,710,110

Materials-3.06%
Air Products and Chemicals, Inc.	6,879	1,551,765
Albemarle Corp.(b)	3,301	202,780
AptarGroup, Inc.	1,991	213,196
Ashland Global Holdings, Inc.	1,872	115,484
Balchem Corp.	1,002	89,418
Celanese Corp.	3,716	308,688
Eastman Chemical Co.	4,225	255,655
Ecolab, Inc.	8,976	1,736,856
H.B. Fuller Co.	1,597	58,754
Hawkins, Inc.	330	12,352
International Flavors & Fragrances, Inc.(b)	3,318	434,758
International Paper Co.	12,185	417,336
Nucor Corp.	9,354	385,291
PPG Industries, Inc.	7,326	665,421
Quaker Chemical Corp.	551	83,818
Royal Gold, Inc.	2,055	251,799
RPM International, Inc.	4,032	267,765
Scotts Miracle-Gro Co. (The)	1,728	214,324
Sensient Technologies Corp.	1,315	62,844
Sherwin-Williams Co. (The)	2,874	1,541,527
Silgan Holdings, Inc.	3,442	118,749
Sonoco Products Co.	3,111	151,941
Stepan Co.	700	66,780
Westlake Chemical Corp.	3,990	173,366

		9,380,667

Real Estate-1.59%
Digital Realty Trust, Inc.	6,485	969,443
Equity LifeStyle Properties, Inc.	5,659	341,294
Essex Property Trust, Inc.	2,056	501,870
Federal Realty Investment Trust	2,350	195,685
Macerich Co. (The)	4,391	32,801
National Health Investors, Inc.	1,385	76,258
National Retail Properties, Inc.	5,336	174,167
Omega Healthcare Investors, Inc.	7,048	205,449
Realty Income Corp.	10,649	584,843
Simon Property Group, Inc.	9,535	636,652
Tanger Factory Outlet Centers, Inc.(b)	2,887	21,710
UDR, Inc.	9,156	343,075
Universal Health Realty Income Trust	428	45,779
Urstadt Biddle Properties, Inc., Class A	932	13,617
Ventas, Inc.	11,587	374,839
WP Carey, Inc.	5,354	352,186

		4,869,668

Utilities-6.93%
Alliant Energy Corp.	7,614	369,660
American Electric Power Co., Inc.	15,356	1,276,237
American States Water Co.	1,145	90,879
American Water Works Co., Inc.	5,641	686,453
Atmos Energy Corp.	3,799	387,384
Avista Corp.	2,088	89,867

	Shares	Value
Utilities-(continued)
Black Hills Corp.	1,950	$120,783
Brookfield Infrastructure Corp., Class A (Canada)(d)	144	6,028
Brookfield Infrastructure Partners L.P. (Canada)	9,122	357,491
California Water Service Group	1,509	67,784
CenterPoint Energy, Inc.	15,607	265,787
Chesapeake Utilities Corp.	510	44,819
CMS Energy Corp.	8,830	504,105
Consolidated Edison, Inc.	10,372	817,314
Dominion Energy, Inc.	26,040	2,008,465
DTE Energy Co.	5,974	619,743
Duke Energy Corp.	22,787	1,929,147
Edison International	11,266	661,427
Essential Utilities, Inc.	6,923	289,312
Energy, Inc.	7,082	413,801
Eversource Energy	10,253	827,417
MDU Resources Group, Inc.	6,227	139,858
MGE Energy, Inc.	1,078	69,703
Middlesex Water Co.	541	32,622
National Fuel Gas Co.	2,690	110,290
New Jersey Resources Corp.	2,970	100,327
NextEra Energy, Inc.	15,213	3,516,029
Northwest Natural Holding Co.	946	61,585
NorthWestern Corp.	1,569	90,516
OGE Energy Corp.	6,221	196,086
Portland General Electric Co.	2,777	129,936
PPL Corp.	23,859	606,496
SJW Group	884	52,625
South Jersey Industries, Inc.	2,873	82,139
Southern Co. (The)	32,767	1,858,872
Southwest Gas Holdings, Inc.	1,698	128,708
Spire, Inc.	1,587	115,787
UGI Corp.	6,481	195,597
WEC Energy Group, Inc.	9,814	888,658
Xcel Energy, Inc.	16,317	1,037,108
York Water Co. (The)	404	16,289

		21,263,134

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $254,084,833)		306,802,996

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.64%
Invesco Private Government Fund, 0.01%(c)(e)(f) (Cost $1,967,874)	1,967,874	1,967,874

TOTAL INVESTMENTS IN SECURITIES-100.65% (Cost $256,052,707)		308,770,870
OTHER ASSETS LESS LIABILITIES-(0.65)%		(1,991,163)

NET ASSETS-100.00%		$306,779,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Ltd.	$297,562	$92,770	$(65,019)	$(37,399)	$(166,329)	$121,585	$18,891
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	6,176	11,421,134	(11,427,310)	-	-	-	6,212
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	506,680	24,477,373	(24,984,053)	-	-	-	20,234
Invesco Liquid Assets Portfolio, Institutional Class*	168,893	7,448,300	(7,616,814)	-	(379)	-	7,499
Invesco Private Government Fund	-	3,974,771	(2,006,897)	-	-	1,967,874	1

Total	$979,311	$47,414,348	$(46,100,093)	$(37,399)	$(166,708)	$2,089,459	$52,837

*	At April 30, 2020, this security was no longer held.

(d)	Non-income producing security.
(e)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-6.84%
Verizon Communications, Inc.	110,369	$6,340,699
Walt Disney Co. (The)	14,837	1,604,622

		7,945,321

Consumer Discretionary-7.13%
Home Depot, Inc. (The)	16,292	3,581,470
McDonald’s Corp.	16,204	3,039,222
NIKE, Inc., Class B	19,047	1,660,518

		8,281,210

Consumer Staples-13.12%
Coca-Cola Co. (The)	85,561	3,926,394
Procter & Gamble Co. (The)	32,453	3,825,235
Walgreens Boots Alliance, Inc.	101,970	4,414,281
Walmart, Inc.	25,234	3,067,193

		15,233,103

Energy-8.68%
Chevron Corp.	53,149	4,889,708
Exxon Mobil Corp.	111,726	5,191,907

		10,081,615

Financials-9.89%
American Express Co.	17,364	1,584,465
Goldman Sachs Group, Inc. (The)	17,808	3,266,344
JPMorgan Chase & Co.	43,528	4,168,241
Travelers Cos., Inc. (The)	24,362	2,465,678

		11,484,728

Health Care-17.00%
Johnson & Johnson	36,152	5,424,246
Merck & Co., Inc.	49,186	3,902,417
Pfizer, Inc.	175,265	6,723,165
UnitedHealth Group, Inc.	12,621	3,691,264

		19,741,092

	Shares	Value
Industrials-11.10%
3M Co.	33,179	$5,040,554
Boeing Co. (The)	9,494	1,338,844
Caterpillar, Inc.	41,331	4,810,102
Raytheon Technologies Corp	26,113	1,692,383

		12,881,883

Information Technology-19.30%
Apple, Inc.	10,772	3,164,814
Cisco Systems, Inc.	95,472	4,046,103
Intel Corp	80,784	4,845,424
International Business Machines Corp.	53,148	6,673,263
Microsoft Corp.	15,522	2,781,698
Visa, Inc., Class A	4,982	890,383

		22,401,685

Materials-6.88%
Dow, Inc.	217,626	7,984,698

Total Common Stocks & Other Equity Interests (Cost $123,167,247)		116,035,335

Money Market Funds-0.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(b)(c) (Cost $106,166)	106,166	106,166

TOTAL INVESTMENTS IN SECURITIES-100.03% (Cost $123,273,413)		116,141,501
OTHER ASSETS LESS LIABILITIES-(0.03)%		(33,322)

NET ASSETS-100.00%		$116,108,179

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$40,519	$2,771,616	$(2,705,969)	$-	$-	$106,166	$1,458

(c)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Financial Preferred ETF (PGF)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Preferred Stocks-99.23%
Banks-59.21%
Bank of America Corp.
Series LL, Pfd., 5.00%	976,025	$24,439,666
Series KK, Pfd., 5.38%	1,153,871	29,804,488
Series HH, Pfd., 5.88%	827,185	22,003,121
Series EE, Pfd., 6.00%	751,546	19,540,196
Series GG, Pfd., 6.00%	1,105,403	29,978,529
Series CC, Pfd., 6.20%	936,548	24,443,903
Citigroup, Inc.
Series S, Pfd., 6.30%(b)	727,877	18,589,979
Series K, Pfd., 6.88%	1,090,139	29,826,203
Series J, Pfd., 7.13%	690,228	18,870,833
Citizens Financial Group, Inc.
Series E, Pfd., 5.00%(b)	376,152	9,129,209
Series D, Pfd., 6.35%	253,094	6,438,711
Fifth Third Bancorp
Series K, Pfd., 4.95%	214,459	5,168,462
Series I, Pfd., 6.63%	403,710	10,779,057
First Citizens BancShares, Inc., Series A, Pfd., 5.38%	255,636	6,439,471
First Republic Bank
Series J, Pfd., 4.70%	336,999	8,162,116
Series I, Pfd., 5.50%	259,487	6,868,621
HSBC Holdings PLC, Series A, Pfd., 6.20% (United Kingdom)(b)	103,130	2,651,472
Huntington Bancshares, Inc., Series D, Pfd., 6.25%	510,414	13,112,536
JPMorgan Chase & Co.
Series GG, Pfd., 4.75%(b)	742,777	18,717,980
Series DD, Pfd., 5.75%	1,442,652	38,446,676
Series EE, Pfd., 6.00%	1,451,164	39,674,824
Series AA, Pfd., 6.10%(b)	1,157,570	29,876,882
Series BB, Pfd., 6.15%	1,046,372	27,006,861
KeyCorp
Series G, Pfd., 5.63%	358,397	9,232,307
Series F, Pfd., 5.65%	362,467	9,286,404
Series E, Pfd., 6.13%	458,299	13,024,858
People’s United Financial, Inc., Series A, Pfd., 5.63%	212,275	5,413,012
PNC Financial Services Group, Inc. (The)
Series Q, Pfd., 5.38%(b)	206,258	5,269,892
Series P, Pfd., 6.13%	1,500,651	39,557,160
Regions Financial Corp.
Series C, Pfd., 5.70%	425,205	11,272,185
Series A, Pfd., 6.38%	425,466	10,751,526
Series B, Pfd., 6.38%	468,732	12,693,263
SVB Financial Group, Series A, Pfd., 5.25%(b)	300,625	7,461,512
Synovus Financial Corp., Series E, Pfd., 5.88%	326,085	7,020,610
Truist Financial Corp.
Series F, Pfd., 5.20%(b)	379,109	9,553,547
Series G, Pfd., 5.20%	378,292	9,616,183
Series H, Pfd., 5.63%(b)	420,807	10,814,740
U.S. Bancorp
Pfd., 5.15%	411,229	10,572,698
Series K, Pfd., 5.50%	525,953	13,937,754
Series F, Pfd., 6.50%	933,740	25,220,317

	Shares	Value
Banks-(continued)
Wells Fargo & Co.
Series Z, Pfd., 4.75%	1,634,477	$39,031,311
Series O, Pfd., 5.13%	98,351	2,433,204
Pfd., 5.20%	888,685	22,181,578
Series P, Pfd., 5.25%	501,299	12,557,540
Series X, Pfd., 5.50%	972,199	24,936,904
Series Y, Pfd., 5.63%(b)	570,614	14,932,968
Series W, Pfd., 5.70%	812,218	20,849,636
Series Q, Pfd., 5.85%	1,519,518	38,428,610
Series V, Pfd., 6.00%	814,491	21,127,896
Series R, Pfd., 6.6%	704,017	18,804,294

		865,951,705

Capital Markets-15.90%
Bank of New York Mellon Corp. (The), Pfd.,
5.20%(b)	490,947	12,582,971
Charles Schwab Corp. (The)
Series D, Pfd., 5.95%	653,598	17,078,516
Series C, Pfd., 6.00%	517,546	13,440,670
Goldman Sachs Group, Inc. (The)
Series J, Pfd., 5.50%(b)	860,015	21,715,379
Series N, Pfd., 6.30%(b)	555,831	14,651,705
Series K, Pfd., 6.38%(b)	594,672	15,348,484
KKR & Co., Inc., Series A, Pfd., 6.75%	289,537	7,496,113
Morgan Stanley
Series L, Pfd., 4.88%(b)	420,985	10,288,873
Series K, Pfd., 5.85%	815,478	21,512,310
Series I, Pfd., 6.38%	818,545	21,977,933
Series F, Pfd., 6.88%	695,730	18,791,667
Series E, Pfd., 7.13%(b)	700,109	19,042,965
Northern Trust Corp., Series E, Pfd., 4.70%	344,448	8,631,867
State Street Corp.
Series G, Pfd., 5.35%	422,158	11,432,039
Series D, Pfd., 5.90%	709,483	18,545,886

		232,537,378

Consumer Finance-5.83%
Capital One Financial Corp.
Series J, Pfd., 4.80%(b)	893,138	19,747,281
Series I, Pfd., 5.00%	1,020,978	23,686,690
Series G, Pfd., 5.20%	406,428	10,107,864
Series H, Pfd., 6.00%	334,397	8,751,170
Series F, Pfd., 6.20%	338,999	8,695,324
Synchrony Financial, Series A, Pfd., 5.63%(b)	684,106	14,256,769

		85,245,098

Diversified Financial Services-2.14%
Equitable Holdings, Inc., Series A, Pfd., 5.25%(b)	704,184	16,984,918
PartnerRe Ltd., Series H, Pfd., 7.25% (Bermuda)(b)	295,846	7,638,744
Voya Financial, Inc., Series B, Pfd., 5.35%	258,707	6,684,989

		31,308,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Financial Preferred ETF (PGF)–(continued)

April 30, 2020

	Shares	Value
Insurance-15.10%
Allstate Corp. (The)
Series I, Pfd., 4.75%(b)	254,939	$6,472,901
Series H, Pfd., 5.10%	971,646	24,874,138
Series G, Pfd., 5.63%	488,628	13,192,956
American Equity Investment Life Holding Co., Series A, Pfd., 5.95%	339,747	7,892,323
American International Group, Inc.,
Series A, Pfd., 5.85%	433,097	11,217,212
Arch Capital Group Ltd.
Series E, Pfd., 5.25%	385,550	9,295,611
Series F, Pfd., 5.45%(b)	274,221	6,833,587
Aspen Insurance Holdings Ltd.
Pfd., 5.63% (Bermuda)(b)	211,736	5,056,256
Pfd., 5.63% (Bermuda)(b)	212,593	5,055,462
Pfd., 5.95% (Bermuda)(b)	235,526	5,699,729
Athene Holding Ltd.
Series B, Pfd., 5.63%(b)	284,798	6,610,162
Series A, Pfd., 6.35%	663,248	16,097,029
AXIS Capital Holdings Ltd., Series E, Pfd.,
5.50%(b)	463,175	11,403,368
Brighthouse Financial, Inc., Series A, Pfd., 6.60%	364,687	9,106,234
Enstar Group Ltd., Series D, Pfd., 7.00% (Bermuda)	358,698	8,920,819
Hartford Financial Services Group, Inc. (The), Series G, Pfd., 6.00%(b)	298,420	7,964,830
MetLife, Inc.
Series F, Pfd., 4.75%	827,867	20,489,708
Series E, Pfd., 5.63%	724,365	18,978,363
Prudential PLC.
Pfd., 6.50% (United Kingdom)	319,914	8,253,781
Pfd., 6.75% (United Kingdom)	195,344	4,994,946
RenaissanceRe Holdings Ltd.
Series E, Pfd., 5.38% (Bermuda)(b)	279,733	7,057,664
Series F, Pfd., 5.75% (Bermuda)(b)	211,657	5,467,100

		220,934,179

	Shares	Value

Thrifts & Mortgage Finance-0.79%
New York Community Bancorp, Inc., Series A, Pfd., 6.38%	463,308	$11,559,535

Trading Companies & Distributors-0.26%
Air Lease Corp., Series A, Pfd., 6.15%	211,137	3,804,689

Total Preferred Stocks (Cost $1,462,913,914)		1,451,341,235

Money Market Funds-0.78%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $11,370,877)	11,370,877	11,370,877

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $1,474,284,791)		1,462,712,112

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.03%
Invesco Private Government Fund, 0.01%(c)(e)(f) (Cost $15,115,317)	15,115,317	15,115,317

TOTAL INVESTMENTS IN SECURITIES-101.04% (Cost $1,489,400,108)		1,477,827,429
OTHER ASSETS LESS LIABILITIES-(1.04)%		(15,237,816)

NET ASSETS-100.00%		$1,462,589,613

Investment Abbreviations:

Pfd.-Preferred

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money
Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$329,708,360	$(318,337,483)	$-	$-	$11,370,877	$171,740
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	6,870,852	155,592,379	(162,463,231)	-	-	-	89,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Financial Preferred ETF (PGF)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Liquid Assets Portfolio, Institutional Class*	$2,290,288	$46,443,202	$(48,731,335)	$-	$(2,155)	$-	$33,393
Invesco Private Government Fund	-	29,996,919	(14,881,602)	-	-	15,115,317	8

Total	$9,161,140	$561,740,860	$(544,413,651)	$-	$(2,155)	$26,486,194	$294,265

*	At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(e)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Air Freight & Logistics-1.99%
United Parcel Service, Inc., Class B	132,399	$12,532,889

Banks-5.70%
Comerica, Inc.	269,549	9,396,478
People’s United Financial, Inc.	1,011,013	12,829,755
United Bankshares, Inc.(b)	457,783	13,715,179

		35,941,412

Capital Markets-5.90%
Franklin Resources, Inc.	618,023	11,643,553
Invesco Ltd.(c)	1,666,598	14,366,075
Lazard Ltd., Class A	408,357	11,229,818

		37,239,446

Chemicals-1.78%
Eastman Chemical Co.	185,627	11,232,290

Containers & Packaging-2.24%
International Paper Co.	413,138	14,149,976

Diversified Telecommunication Services-4.33%
AT&T, Inc.	460,584	14,033,995
Verizon Communications, Inc.	231,352	13,291,172

		27,325,167

Electric Utilities-8.30%
Duke Energy Corp.	124,700	10,557,102
Edison International	152,793	8,970,477
OGE Energy Corp.	288,949	9,107,673
PPL Corp.	510,605	12,979,579
Southern Co. (The)	189,710	10,762,248

		52,377,079

Energy Equipment & Services-1.82%
Helmerich & Payne, Inc.	581,615	11,498,528

Food & Staples Retailing-1.66%
Walgreens Boots Alliance, Inc.	241,234	10,443,020

Food Products-5.01%
Archer-Daniels-Midland Co.	277,218	10,295,876
Bunge Ltd.	252,868	10,031,274
Kellogg Co.	172,250	11,282,375

		31,609,525

Gas Utilities-4.34%
National Fuel Gas Co.	359,735	14,749,135
South Jersey Industries, Inc.	440,879	12,604,731

		27,353,866

Health Care Providers & Services-4.41%
Cardinal Health, Inc.	562,687	27,841,753

Hotels, Restaurants & Leisure-1.28%
Wyndham Destinations, Inc.	315,108	8,057,311

Household Durables-1.56%
Leggett & Platt, Inc.	279,953	9,834,749

Industrial Conglomerates-1.74%
3M Co.	72,451	11,006,756

Insurance-9.23%
Mercury General Corp.	373,304	15,290,532
Old Republic International Corp.	573,337	9,144,725

	Shares	Value
Insurance-(continued)
Principal Financial Group, Inc.	311,163	$11,329,445
Prudential Financial, Inc.	200,724	12,519,156
Unum Group	571,907	9,979,777

		58,263,635

IT Services-2.12%
International Business Machines Corp.	106,616	13,386,705

Media-3.55%
Meredith Corp.(b)	931,239	13,810,274
Omnicom Group, Inc.	150,972	8,609,933

		22,420,207

Metals & Mining-1.71%
Nucor Corp.	261,203	10,758,952

Multi-Utilities-5.37%
CenterPoint Energy, Inc.	606,128	10,322,360
Consolidated Edison, Inc.	133,908	10,551,950
Dominion Energy, Inc.	168,370	12,986,378

		33,860,688

Oil, Gas & Consumable Fuels-8.18%
Chevron Corp.	155,464	14,302,688
Exxon Mobil Corp.	366,532	17,032,742
Occidental Petroleum Corp.(b)	816,406	13,552,340
ONEOK, Inc.	225,698	6,755,141

		51,642,911

Personal Products-3.19%
Nu Skin Enterprises, Inc., Class A	688,365	20,107,142

Road & Rail-2.40%
Ryder System, Inc.	427,570	15,135,978

Thrifts & Mortgage Finance-1.77%
Northwest Bancshares, Inc.	1,054,515	11,188,404

Tobacco-8.42%
Altria Group, Inc.	560,906	22,015,560
Philip Morris International, Inc.	192,100	14,330,660
Universal Corp.	346,738	16,771,717

		53,117,937

Trading Companies & Distributors-1.99%
MSC Industrial Direct Co., Inc., Class A	210,025	12,525,891

Total Common Stocks & Other Equity Interests (Cost $788,159,529)		630,852,217

Money Market Funds-0.00%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $40,130)	40,130	40,130

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $788,199,659)		630,892,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)–(continued)

April 30, 2020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.33%
Invesco Private Government Fund, 0.01%(c)(e)(f) (Cost $14,705,063)	14,705,063	$14,705,063

TOTAL INVESTMENTS IN SECURITIES-102.32% (Cost $802,904,722)		645,597,410
OTHER ASSETS LESS LIABILITIES-(2.32)%		(14,659,832)

NET ASSETS-100.00%		$630,937,578

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Ltd.	$27,692,812	$20,269,575	$(13,708,420)	$(12,212,303)	$(7,675,589)	$14,366,075	$1,905,598
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	34,719,031	(34,678,901)	-	-	40,130	14,663
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	6,067,476	244,410,774	(250,478,250)	-	-	-	229,534
Invesco Liquid Assets Portfolio, Institutional Class*	2,022,494	68,100,340	(70,123,537)	-	703	-	83,507
Invesco Private Government Fund	-	27,458,010	(12,752,947)	-	-	14,705,063	7

Total	$35,782,782	$394,957,730	$(381,742,055)	$(12,212,303)	$(7,674,886)	$29,111,268	$2,233,309

*	At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(e)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco International Dividend AchieversTM ETF (PID)

April 30, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Argentina-0.74%
Grupo Financiero Galicia S.A., ADR	529,218	$3,768,032

Bermuda-4.70%
Hoegh LNG Partners L.P.(a)	2,095,850	23,976,524

Brazil-1.10%
Banco Bradesco S.A., ADR	1,597,305	5,622,514

Canada-45.24%
Algonquin Power & Utilities Corp.(b)	682,559	9,453,442
Bank of Montreal(b)	186,230	9,479,107
Bank of Nova Scotia (The)(b)	270,540	10,859,476
BCE, Inc.	335,092	13,551,120
Brookfield Asset Management, Inc., Class A	75,907	2,567,175
Brookfield Infrastructure Corp., Class A(c)	100	4,186
Brookfield Infrastructure Partners L.P.	220,694	8,648,998
Brookfield Renewable Partners L.P.	231,468	10,853,534
Canadian Imperial Bank of Commerce(b)	204,498	12,149,226
Canadian National Railway Co.	61,739	5,116,311
Canadian Natural Resources Ltd.	467,741	7,839,339
Enbridge, Inc.	446,745	13,706,137
Fortis, Inc.(b)	234,969	9,105,049
Franco-Nevada Corp.	23,615	3,122,139
Gildan Activewear, Inc.	251,875	3,511,137
Imperial Oil Ltd.(b)	364,841	5,906,776
Magna International, Inc.	191,695	7,481,856
Manulife Financial Corp.(b)	752,680	9,483,768
Methanex Corp.(b)	466,977	7,415,595
Open Text Corp.	109,554	4,157,574
Pembina Pipeline Corp.	382,555	8,775,812
Ritchie Bros. Auctioneers, Inc.(b)	136,421	5,878,381
Royal Bank of Canada(b)	155,784	9,594,737
Stantec, Inc.	135,427	3,999,159
Sun Life Financial, Inc.	237,233	8,148,954
Suncor Energy, Inc.	455,741	8,134,977
TC Energy Corp.	228,486	10,592,611
TELUS Corp.(b)	711,047	11,625,618
Toronto-Dominion Bank (The)	231,751	9,680,239

		230,842,433

Colombia-0.76%
Bancolombia S.A., ADR	149,345	3,897,904

France-2.04%
Sanofi, ADR(b)	221,952	10,394,012

Germany-1.64%
Fresenius Medical Care AG& Co. KGaA, ADR(b)	122,308	4,777,350
SAP SE, ADR(b)	30,225	3,582,872

		8,360,222

India-1.83%
HDFC Bank Ltd., ADR	29,877	1,295,168
Infosys Ltd., ADR	716,164	6,610,194
Reliance Industries Ltd., GDR(d)	37,704	1,442,178

		9,347,540

Mexico-3.63%
America Movil S.A.B. de C.V., Class L, ADR	401,710	4,836,588

	Shares	Value
Mexico-(continued)
Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR	137,744	$8,540,128
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	51,493	5,134,367

		18,511,083

Monaco-8.14%
GasLog Partners L.P.(a)	6,898,435	41,528,579

Netherlands-0.71%
ASML Holding N.V., New York Shares(b)	12,648	3,648,063

Peru-1.48%
Credicorp Ltd.	50,613	7,542,349

Russia-8.52%
Novolipetsk Steel PJSC, GDR(d)	1,383,217	23,860,493
Tatneft PJSC, ADR	439,713	19,619,994

		43,480,487

Switzerland-4.58%
ABB Ltd., ADR(b)	462,858	8,683,216
Logitech International S.A.(b)	133,184	6,430,124
Novartis AG, ADR	97,495	8,260,751

		23,374,091

Taiwan-2.01%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	193,028	10,255,578

United Kingdom-9.36%
Diageo PLC, ADR	48,239	6,688,337
Linde PLC	26,444	4,865,432
National Grid PLC, ADR	213,047	12,476,032
Prudential PLC, ADR(b)	318,561	9,002,534
RELX PLC, ADR(b)	255,279	5,784,622
Unilever N.V., New York Shares	180,816	8,935,927

		47,752,884

United States-3.49%
Amdocs Ltd.	77,324	4,982,758
Brookfield Property Partners L.P.	1,368,749	12,811,491

		17,794,249

Total Common Stocks & Other Equity Interests (Cost $597,988,919)		510,096,544

Money Market Funds-0.06%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(a)(e) (Cost $311,171)	311,171	311,171

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $598,300,090)		510,407,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco International Dividend AchieversTM ETF (PID)—(continued)

April 30, 2020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.74%
Invesco Private Government Fund, 0.01%(a)(f)(g) (Cost $49,685,697)	49,685,697	$49,685,697

TOTAL INVESTMENTS IN SECURITIES-109.77% (Cost $647,985,787)		560,093,412
OTHER ASSETS LESS LIABILITIES-(9.77)%		(49,841,073)

NET ASSETS-100.00%		$510,252,339

Investment Abbreviations:

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$349,120	$34,882,714	$(34,920,663)	$-	$-	$311,171	$9,141
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	42,104,110	715,731,991	(757,836,101)	-	-	-	782,589
Invesco Liquid Assets Portfolio, Institutional Class*	14,034,712	225,021,292	(239,044,377)	-	(11,627)	-	288,796
Invesco Private Government Fund	-	93,342,157	(43,656,460)	-	-	49,685,697	25
Investments in Other Affiliates:
GasLog Partners L.P.	-	49,754,363	(974,392)	(7,066,067)	(185,325)	41,528,579	-
Hoegh LNG Partners L.P.	-	28,127,392	(541,324)	(3,550,999)	(58,545)	23,976,524	-

Total	$56,487,942	$1,146,859,909	$(1,076,973,317)	$(10,617,066)	$(255,497)	$115,501,971	$1,080,551

*	At April 30, 2020, this security was no longer held.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $25,302,671, which represented 4.96% of the Fund’s Net Assets.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Statements of Assets and Liabilities

April 30, 2020

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF ETF (DJD)	Invesco Financial Preferred ETF (PGF)	Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)
Assets:
Unaffiliated investments in securities, at value(a)	$718,036,288	$306,681,411	$116,035,335	$1,451,341,235	$616,486,142	$444,591,441
Affiliated investments in securities, at value	8,547,933	2,089,459	106,166	26,486,194	29,111,268	115,501,971
Cash	7,591	-	-	-	4,370	140,471
Foreign currencies, at value	-	-	-	-	-	198
Deposits with brokers:
Cash segregated as collateral	-	4,918,361	-	-	-	-
Receivable for:
Dividends	611,109	507,853	122,237	2,145,116	1,552,584	1,256,813
Securities lending	5,330	628	-	102,667	4,304	49,700
Investments sold	27,663,812	84,710,485	-	-	223,429,159	138,189,401
Fund shares sold	-	1,386,929	-	2,703,557	-	-
Foreign tax reclaims	-	-	-	-	-	557,276

Total assets	754,872,063	400,295,126	116,263,738	1,482,778,769	870,587,827	700,287,271

Liabilities:
Due to custodian	-	635,229	-	170	-	-
Payable for:
Investments purchased	19,498,323	54,451,576	150,417	3,175,947	220,370,874	139,357,692
Collateral upon return of securities loaned	7,343,615	1,967,874	-	15,115,317	14,705,063	49,685,697
Collateral upon receipt of securities in-kind	-	4,918,361	-	-	-	-
Fund shares repurchased	8,340,301	31,093,187	-	-	3,592,965	9,940
Accrued unitary management fees	-	-	5,142	-	-	-
Accrued advisory fees	290,804	95,528	-	572,882	203,933	165,334
Accrued trustees’ and officer’s fees	119,122	52,711	-	165,550	70,802	103,263
Accrued expenses	949,119	300,953	-	1,159,290	706,612	713,006

Total liabilities	36,541,284	93,515,419	155,559	20,189,156	239,650,249	190,034,932

Net Assets	$718,330,779	$306,779,707	$116,108,179	$1,462,589,613	$630,937,578	$510,252,339

Net assets consist of:
Shares of beneficial interest	$1,235,666,540	$267,285,297	$124,096,963	$1,504,226,765	$886,347,121	$1,013,938,513
Distributable earnings (loss)	(517,335,761)	39,494,410	(7,988,784)	(41,637,152)	(255,409,543)	(503,686,174)

Net Assets	$718,330,779	$306,779,707	$116,108,179	$1,462,589,613	$630,937,578	$510,252,339

Shares outstanding (unlimited amount authorized, $0.01 par value)	13,200,000	11,250,000	3,500,000	81,050,000	44,400,000	42,100,000
Net asset value	$54.42	$27.27	$33.17	$18.05	$14.21	$12.12

Market price	$54.45	$27.31	$33.21	$18.07	$14.24	$12.07

Unaffiliated investments in securities, at cost	$850,943,228	$253,670,826	$123,167,247	$1,462,913,914	$758,995,694	$521,866,750

Affiliated investments in securities, at cost	$8,547,933	$2,381,881	$106,166	$26,486,194	$43,909,028	$126,119,037

Foreign currencies, at cost	$-	$-	$-	$-	$-	$195

(a)Includes securities on loan with an aggregate value of:	$6,785,285	$1,862,517	$-	$14,799,017	$14,121,087	$46,131,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Statements of Operations

For the year ended April 30, 2020

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF ETF (DJD)	Invesco Financial Preferred ETF (PGF)	Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)
Investment income:
Unaffiliated dividend income	$25,392,232	$8,010,021	$2,446,306	$85,512,080	$38,787,542	$34,345,905
Affiliated dividend income	19,821	25,103	1,458	171,740	1,920,261	9,141
Securities lending income	137,147	11,911	-	671,190	37,709	682,811
Foreign withholding tax	-	(82)	-	-	-	(3,566,625)

Total investment income	25,549,200	8,046,953	2,447,764	86,355,010	40,745,512	31,471,232

Expenses:
Unitary management fees	-	-	55,010	-	-	-
Advisory fees	5,741,679	1,210,459	-	7,557,346	3,382,159	2,828,931
Sub-licensing fees	1,148,347	302,620	-	1,428,379	845,546	707,243
Accounting & administration fees	105,111	35,813	-	113,404	69,204	62,609
Custodian & transfer agent fees	(6,655)	88	-	20,452	13,957	5,578
Trustees’ and officer’s fees	(3,243)	509	-	(8,656)	4,585	(5,427)
Proxy fees	13,494	7,182	5,409	16,262	11,240	10,615
Other expenses	139,839	58,043	-	153,171	97,763	134,753

Total expenses	7,138,572	1,614,714	60,419	9,280,358	4,424,454	3,744,302

Less: Waivers	(2,337)	(740)	(183)	(21,857)	(1,672)	(1,063)

Net expenses	7,136,235	1,613,974	60,236	9,258,501	4,422,782	3,743,239

Net investment income	18,412,965	6,432,979	2,387,528	77,096,509	36,322,730	27,727,993

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(45,194,104)	(6,929,299)	(501,234)	(9,805,339)	(28,963,352)	(84,328,181)
Affiliated investment securities	(1,559)	(166,451)	-	(2,155)	(6,463,076)	(255,497)
Unaffiliated in-kind redemptions	80,876,774	23,868,916	1,525,938	(1,569,907)	20,103,020	26,509,385
Affiliated in-kind redemptions	-	(257)	-	-	(1,211,810)	-
Foreign currencies	-	-	-	-	-	(3,349)

Net realized gain (loss)	35,681,111	16,772,909	1,024,704	(11,377,401)	(16,535,218)	(58,077,642)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(230,427,722)	(26,201,162)	(9,513,066)	(28,448,156)	(178,745,323)	(123,445,255)
Affiliated investment securities	-	(37,399)	-	-	(12,212,303)	(10,617,066)
Foreign currencies	-	-	-	-	-	492

Change in net unrealized appreciation (depreciation)	(230,427,722)	(26,238,561)	(9,513,066)	(28,448,156)	(190,957,626)	(134,061,829)

Net realized and unrealized gain (loss)	(194,746,611)	(9,465,652)	(8,488,362)	(39,825,557)	(207,492,844)	(192,139,471)

Net increase (decrease) in net assets resulting from operations	$(176,333,646)	$(3,032,673)	$(6,100,834)	$37,270,952	$(171,170,114)	$(164,411,478)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

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Statements of Changes in Net Assets

For the years ended April 30, 2020 and 2019

	Invesco BuyBack AchieversTM ETF (PKW)		Invesco Dividend AchieversTM ETF (PFM)
	2020	2019	2020	2019
Operations:
Net investment income	$18,412,965	$16,001,554	$6,432,979	$6,657,634
Net realized gain (loss)	35,681,111	991,402	16,772,909	25,698,818
Change in net unrealized appreciation (depreciation)	(230,427,722)	118,531,883	(26,238,561)	11,171,968

Net increase (decrease) in net assets resulting from operations	(176,333,646)	135,524,839	(3,032,673)	43,528,420

Distributions to Shareholders from:
Distributable earnings	(19,077,680)	(15,899,340)	(6,842,429)	(6,637,686)

Shareholder Transactions:
Proceeds from shares sold	701,919,893	1,084,354,865	68,172,876	52,293,807
Value of shares repurchased	(1,101,581,340)	(1,202,800,609)	(50,993,065)	(74,719,434)

Net increase (decrease) in net assets resulting from share transactions	(399,661,447)	(118,445,744)	17,179,811	(22,425,627)

Net increase (decrease) in net assets	(595,072,773)	1,179,755	7,304,709	14,465,107

Net assets:
Beginning of year	1,313,403,552	1,312,223,797	299,474,998	285,009,891

End of year	$718,330,779	$1,313,403,552	$306,779,707	$299,474,998

Changes in Shares Outstanding:
Shares sold	10,500,000	18,500,000	2,550,000	1,950,000
Shares repurchased	(17,950,000)	(20,900,000)	(1,800,000)	(2,750,000)
Shares outstanding, beginning of year	20,650,000	23,050,000	10,500,000	11,300,000

Shares outstanding, end of year	13,200,000	20,650,000	11,250,000	10,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Dow Jones Industrial Average Dividend ETF (DJD)		Invesco Financial Preferred ETF (PGF)		Invesco High Yield Equity Dividend AchieversTM ETF (PEY)		Invesco International Dividend AchieversTM ETF (PID)
2020	2019	2020	2019	2020	2019	2020	2019

$2,387,528	$1,054,711	$77,096,509	$79,184,893	$36,322,730	$27,246,161	$27,727,993	$28,268,873
1,024,704	7,333,167	(11,377,401)	(5,202,073)	(16,535,218)	1,785,527	(58,077,642)	19,983,196
(9,513,066)	2,541,208	(28,448,156)	6,995,137	(190,957,626)	49,421,294	(134,061,829)	(308,232)

(6,100,834)	10,929,086	37,270,952	80,977,957	(171,170,114)	78,452,982	(164,411,478)	47,943,837

(2,239,884)	(954,129)	(78,034,495)	(82,129,730)	(36,486,586)	(29,155,112)	(32,779,007)	(26,698,616)

93,984,096	160,409,817	349,431,093	265,291,213	237,468,388	308,878,877	98,426,346	118,365,179
(43,502,678)	(111,411,587)	(231,851,412)	(443,394,426)	(233,097,748)	(287,352,611)	(157,266,596)	(236,205,371)

50,481,418	48,998,230	117,579,681	(178,103,213)	4,370,640	21,526,266	(58,840,250)	(117,840,192)

42,140,700	58,973,187	76,816,138	(179,254,986)	(203,286,060)	70,824,136	(256,030,735)	(96,594,971)

73,967,479	14,994,292	1,385,773,475	1,565,028,461	834,223,638	763,399,502	766,283,074	862,878,045

$116,108,179	$73,967,479	$1,462,589,613	$1,385,773,475	$630,937,578	$834,223,638	$510,252,339	$766,283,074

2,750,000	4,750,000	18,850,000	14,750,000	12,950,000	17,650,000	5,900,000	7,500,000
(1,250,000)	(3,200,000)	(13,400,000)	(24,600,000)	(14,250,000)	(16,550,000)	(10,400,000)	(15,100,000)
2,000,000	450,000	75,600,000	85,450,000	45,700,000	44,600,000	46,600,000	54,200,000

3,500,000	2,000,000	81,050,000	75,600,000	44,400,000	45,700,000	42,100,000	46,600,000

39

Financial Highlights

Invesco BuyBack AchieversTM ETF (PKW)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$63.60	$56.93	$52.20	$45.67	$48.78

Net investment income(a)	1.01	0.73	0.55	0.51	0.56
Net realized and unrealized gain (loss) on investments	(9.13)	6.67	4.64	6.70	(3.08)

Total from investment operations	(8.12)	7.40	5.19	7.21	(2.52)

Distributions to shareholders from:
Net investment income	(1.06)	(0.73)	(0.46)	(0.68)	(0.59)

Net asset value at end of year	$54.42	$63.60	$56.93	$52.20	$45.67

Market price at end of year(b)	$54.45	$63.62	$56.95	$52.19	$45.65

Net Asset Value Total Return(c)	(12.81)%	13.16%	9.95%	15.92%	(5.18)%
Market Price Total Return(c)	(12.79)%	13.16%	10.02%	15.96%	(5.20)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$718,331	$1,313,404	$1,312,224	$1,362,381	$1,639,434
Ratio to average net assets of:					0.63	%(d)
Expenses	0.62%	0.62%	0.63%	0.63%
Net investment income	1.60%	1.25%	0.99%	1.05%	1.21%
Portfolio turnover rate(e)	56%	76%	66%	57%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dividend AchieversTM ETF (PFM)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$28.52	$25.22	$23.96	$21.75	$21.42

Net investment income(a)	0.61	0.59	0.54	0.50	0.49
Net realized and unrealized gain (loss) on investments	(1.20)	3.29	1.24	2.25	0.33

Total from investment operations	(0.59)	3.88	1.78	2.75	0.82

Distributions to shareholders from:
Net investment income	(0.66)	(0.58)	(0.52)	(0.54)	(0.49)

Net asset value at end of year	$27.27	$28.52	$25.22	$23.96	$21.75

Market price at end of year(b)	$27.31	$28.52	$25.24	$23.99	$21.75

Net Asset Value Total Return(c)	(2.04)%	15.63%	7.42%	12.80%	3.98%
Market Price Total Return(c)	(1.89)%	15.53%	7.37%	12.94%	4.08%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$306,780	$299,475	$285,010	$313,895	$287,052
Ratio to average net assets of:
Expenses	0.53%	0.54%	0.55%	0.55%	0.55%
Net investment income	2.13%	2.22%	2.15%	2.17%	2.35%
Portfolio turnover rate(d)	20%	13%	5%	6%	7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights–(continued)

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

	Years Ended April 30,			Eight Months Ended April 30,		Year Ended August 31,	For the Period December 16, 2016(a) Through August 31,
	2020		2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$36.98		$33.32	$31.07		$27.55	$25.35

Net investment income(b)	1.10		0.91	0.49		0.83	0.53
Net realized and unrealized gain (loss) on investments	(3.80)		3.74	2.37		3.55	2.05

Total from investment operations	(2.70)		4.65	2.86		4.38	2.58

Distributions to shareholders from:
Net investment income	(1.11)		(0.99)	(0.53)		(0.86)	(0.38)
Net realized gains	-		-	(0.08)		-	-

Total distributions	(1.11)		(0.99)	(0.61)		(0.86)	(0.38)

Net asset value at end of period	$33.17		$36.98	$33.32		$31.07	$27.55

Market price at end of period	$33.21	(c)	$37.02 (c)	$33.35	(c)	$31.10	$27.52

Net Asset Value Total Return(d)	(7.33)%		14.24%	9.23%		16.13%	10.27%
Market Price Total Return(d)	(7.32)%		14.25%	9.22%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$116,108		$73,967	$14,994		$10,875	$2,755
Ratio to average net assets of:
Expenses, after Waivers	0.08	%(e)	0.09%	0.30	%(f)	0.30%	0.30	%(f)
Expenses, prior to Waivers	0.08	%(e)	0.10%	0.30	%(f)	0.30%	0.30	%(f)
Net investment income	3.04	%(e)	2.62%	2.25	%(f)	2.80%	2.86	%(f)
Portfolio turnover rate(g)	14%		20%	19%		3%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights–(continued)

Invesco Financial Preferred ETF (PGF)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$18.33	$18.32	$18.87	$18.80	$18.45

Net investment income(a)	0.94	0.97	0.99	1.03	1.06
Net realized and unrealized gain (loss) on investments	(0.27)	0.05	(0.53)	0.07	0.36

Total from investment operations	0.67	1.02	0.46	1.10	1.42

Distributions to shareholders from:
Net investment income	(0.95)	(1.01)	(1.01)	(1.03)	(1.07)

Net asset value at end of year	$18.05	$18.33	$18.32	$18.87	$18.80

Market price at end of year(b)	$18.07	$18.35	$18.31	$18.87	$18.83

Net Asset Value Total Return(c)	3.78%	5.79%	2.43%	6.06%	8.01%
Market Price Total Return(c)	3.77%	5.97%	2.37%	5.89%	8.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,462,590	$1,385,773	$1,565,028	$1,672,911	$1,636,378
Ratio to average net assets of:
Expenses	0.61%	0.62%	0.63%	0.63%	0.63%
Net investment income	5.10%	5.35%	5.26%	5.48%	5.76%
Portfolio turnover rate(d)	31%	21%	5%	8%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$18.25	$17.12	$17.01	$14.90	$13.45

Net investment income(a)	0.75	0.63	0.62	0.52	0.48
Net realized and unrealized gain (loss) on investments	(4.03)	1.17	0.14	2.12	1.46

Total from investment operations	(3.28)	1.80	0.76	2.64	1.94

Distributions to shareholders from:
Net investment income	(0.76)	(0.67)	(0.65)	(0.53)	(0.49)

Net asset value at end of year	$14.21	$18.25	$17.12	$17.01	$14.90

Market price at end of year(b)	$14.24	$18.26	$17.12	$17.02	$14.91

Net Asset Value Total Return(c)	(18.57)%	10.79%	4.48%	17.95%	14.92%
Market Price Total Return(c)	(18.44)%	10.86%	4.42%	17.94%	14.99%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$630,938	$834,224	$763,400	$984,725	$737,783
Ratio to average net assets of:
Expenses	0.52%	0.53%	0.54%	0.54%	0.54%
Net investment income	4.30%	3.58%	3.63%	3.23%	3.62%
Portfolio turnover rate(d)	51%	50%	38%	49%	59%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights–(continued)

Invesco International Dividend AchieversTM ETF (PID)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$16.44	$15.92	$15.09	$14.66	$18.42

Net investment income(a)	0.61	0.58	0.56	0.44	0.56
Net realized and unrealized gain (loss) on investments	(4.20)	0.48	0.87	0.56	(3.78)

Total from investment operations	(3.59)	1.06	1.43	1.00	(3.22)

Distributions to shareholders from:
Net investment income	(0.73)	(0.54)	(0.60)	(0.57)	(0.54)

Net asset value at end of year	$12.12	$16.44	$15.92	$15.09	$14.66

Market price at end of year(b)	$12.07	$16.45	$15.91	$15.09	$14.65

Net Asset Value Total Return(c)	(22.71)%	6.99%	9.57%	7.12%	(17.53)%
Market Price Total Return(c)	(23.07)%	7.13%	9.50%	7.19%	(17.63)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$510,252	$766,283	$862,878	$811,780	$701,684
Ratio to average net assets of:
Expenses	0.53%	0.54%	0.55%	0.56%	0.58%
Net investment income	3.92%	3.70%	3.52%	3.01%	3.62%
Portfolio turnover rate(d)	45%	47%	55%	61%	61%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco BuyBack AchieversTM ETF (PKW)	“BuyBack AchieversTM ETF”
Invesco Dividend AchieversTM ETF (PFM)	“Dividend AchieversTM ETF”
Invesco Dow Jones Industrial Average Dividend ETF (DJD)	“Dow Jones Industrial Average Dividend ETF”
Invesco Financial Preferred ETF (PGF)	“Financial Preferred ETF”
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	“High Yield Equity Dividend AchieversTM ETF”
Invesco International Dividend AchieversTM ETF (PID)	“International Dividend AchieversTM ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market, except for Shares of Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
BuyBack AchieversTM ETF	NASDAQ US BuyBack AchieversTM Index
Dividend AchieversTM ETF	NASDAQ US Broad Dividend AchieversTM Index
Dow Jones Industrial Average Dividend ETF	Dow Jones Industrial Average Yield Weighted
Financial Preferred ETF	Wells Fargo® Hybrid and Preferred Securities Financial Index
High Yield Equity Dividend AchieversTM ETF	NASDAQ US Dividend AchieversTM 50 Index
International Dividend AchieversTM ETF	NASDAQ International Dividend AchieversTM Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services– Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

44

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

45

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to each Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Dividend Paying Security Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to risk of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payment of interest and principal. The values of junk bond often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding

46

Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Preferred Stock Risk. With respect to certain Funds, preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income

47

per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund (except for Financial Preferred ETF and High Yield Equity Dividend Achievers™ ETF, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for Dow Jones Industrial Average Dividend ETF) is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses.

Dow Jones Industrial Average Dividend ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against

48

certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except Dow Jones Industrial Average Dividend ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack AchieversTM ETF and Financial Preferred ETF, each of which accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, Dow Jones Industrial Average Dividend ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.07% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Dow Jones Industrial Average Dividend ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Dow Jones Industrial Average Dividend ETF), pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for BuyBack Achievers™ ETF and Financial Preferred ETF) from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for BuyBack Achievers™ ETF and Financial Preferred ETF) (the “Expense Cap”), through at least August 31, 2022. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2022. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. For each Fund (excluding the Dow Jones Industrial Average Dividend ETF), the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past the due date. This agreement is not subject to recapture by the Adviser.

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For the fiscal year ended April 30, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

BuyBack AchieversTM ETF	$2,337

Dividend AchieversTM ETF	740

Dow Jones Industrial Average Dividend ETF	183

Financial Preferred ETF	21,857

High Yield Equity Dividend AchieversTM ETF	1,672

International Dividend AchieversTM ETF	1,063

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the fiscal year ended April 30, 2020, there were no amounts available for potential recapture by the Adviser under the Expense Agreement.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

BuyBack AchieversTM ETF	Nasdaq, Inc.

Dividend AchieversTM ETF	Nasdaq, Inc.

Dow Jones Industrial Average Dividend ETF	S&P Dow Jones Indices LLC

Financial Preferred ETF	Wells Fargo & Company

High Yield Equity Dividend AchieversTM ETF	Nasdaq, Inc.

International Dividend AchieversTM ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Dow Jones Industrial Average Dividend ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)

BuyBack AchieversTM ETF	$15,489,381	$11,947,085	$(3,639,942)

Dividend AchieversTM ETF	106,843	8,021,173	(3,921,767)

High Yield Equity Dividend AchieversTM ETF	7,134,616	426,389	(148,885)

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

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Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

BuyBack AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$718,036,288	$-	$-	$718,036,288

Money Market Funds	1,204,318	7,343,615	-	8,547,933

Total Investments	$719,240,606	$7,343,615	$-	$726,584,221

Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$306,802,996	$-	$-	$306,802,996

Money Market Funds	-	1,967,874	-	1,967,874

Total Investments	$306,802,996	$1,967,874	$-	$308,770,870

Financial Preferred ETF

Investments in Securities

Preferred Stocks	$1,451,341,235	$-	$-	$1,451,341,235

Money Market Funds	11,370,877	15,115,317	-	26,486,194

Total Investments	$1,462,712,112	$15,115,317	$-	$1,477,827,429

High Yield Equity Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$630,852,217	$-	$-	$630,852,217

Money Market Funds	40,130	14,705,063	-	14,745,193

Total Investments	$630,892,347	$14,705,063	$-	$645,597,410

International Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$510,096,544	$-	$-	$510,096,544

Money Market Funds	311,171	49,685,697	-	49,996,868

Total Investments	$510,407,715	$49,685,697	$-	$560,093,412

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2020 and 2019:

	2020	2019
	Ordinary Income	Ordinary Income

BuyBack AchieversTM ETF	$19,077,680	$15,899,340

Dividend AchieversTM ETF	6,842,429	6,637,686

Dow Jones Industrial Average Dividend ETF	2,239,884	954,129

Financial Preferred ETF	78,034,495	82,129,730

High Yield Equity Dividend AchieversTM ETF	36,486,586	29,155,112

International Dividend AchieversTM ETF	32,779,007	26,698,616

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

BuyBack AchieversTM ETF	$1,835,030	$(97,744)	$(144,741,668)	$ -	$(374,331,379)	$1,235,666,540	$718,330,779

Dividend AchieversTM ETF	502,078	(1,274,546)	44,670,531	-	(4,403,653)	267,285,297	306,779,707

Dow Jones Industrial Average Dividend ETF	269,180	-	(7,459,428)	-	(798,536)	124,096,963	116,108,179

Financial Preferred ETF	-	(141,373)	(14,967,018)	-	(26,528,761)	1,504,226,765	1,462,589,613

High Yield Equity Dividend AchieversTM ETF	-	(55,536)	(174,496,723)	-	(80,857,284)	886,347,121	630,937,578

International Dividend AchieversTM ETF	3,826,116	(231,782)	(102,960,106)	622	(404,321,024)	1,013,938,513	510,252,339

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2020:

	No expiration
	Short-Term	Long-Term	Total*
BuyBack AchieversTM ETF	$266,993,695	$107,337,684	$374,331,379
Dividend AchieversTM ETF	185,003	4,218,650	4,403,653
Dow Jones Industrial Average Dividend ETF	380,315	418,221	798,536
Financial Preferred ETF	4,014,953	22,513,808	26,528,761
High Yield Equity Dividend AchieversTM ETF	7,929,772	72,927,512	80,857,284
International Dividend AchieversTM ETF	170,915,232	233,405,792	404,321,024

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
BuyBack AchieversTM ETF	$647,875,602	$647,376,815
Dividend AchieversTM ETF	62,474,165	61,352,348
Dow Jones Industrial Average Dividend ETF	11,275,961	11,881,796
Financial Preferred ETF	475,499,958	467,476,209
High Yield Equity Dividend AchieversTM ETF	428,203,178	425,766,705
International Dividend AchieversTM ETF	314,556,072	314,803,819

For the fiscal year ended April 30, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
BuyBack AchieversTM ETF	$701,763,680	$1,102,725,264
Dividend AchieversTM ETF	66,971,158	50,867,835
Dow Jones Industrial Average Dividend ETF	93,698,985	42,416,056
Financial Preferred ETF	316,901,639	223,531,011
High Yield Equity Dividend AchieversTM ETF	236,635,820	232,515,885
International Dividend AchieversTM ETF	98,424,169	156,790,414

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

52

As of April 30, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
BuyBack AchieversTM ETF	$29,619,563	$(174,361,231)	$(144,741,668)	$871,325,889
Dividend AchieversTM ETF	63,233,274	(18,562,743)	44,670,531	264,100,339
Dow Jones Industrial Average Dividend ETF	2,819,004	(10,278,432)	(7,459,428)	123,600,929
Financial Preferred ETF	17,084,267	(32,051,285)	(14,967,018)	1,492,794,447
High Yield Equity Dividend AchieversTM ETF	9,060,039	(183,556,762)	(174,496,723)	820,094,133
International Dividend AchieversTM ETF	19,820,278	(122,780,384)	(102,960,106)	663,053,518

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BuyBack AchieversTM ETF	$139	$(60,709,180)	$60,709,041
Dividend AchieversTM ETF	(174,732)	(23,697,912)	23,872,644
Dow Jones Industrial Average Dividend ETF	-	(1,428,190)	1,428,190
Financial Preferred ETF	965,406	1,836,880	(2,802,286)
High Yield Equity Dividend AchieversTM ETF	263,670	(15,457,802)	15,194,132
International Dividend AchieversTM ETF	2,977,711	(21,547,985)	18,570,274

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Dow Jones Industrial Average Dividend ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF (six of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (or for Invesco Dow Jones Industrial Average Dividend ETF, for each of the two years in the period ended April 30, 2020 and for the eight months ended April 30, 2018) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020, and each of the financial highlights for each of the five years in the period ended April 30, 2020 (or for Invesco Dow Jones Industrial Average Dividend ETF, for each of the two years in the period ended April 30, 2020 and for the eight months ended April 30, 2018) in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Dow Jones Industrial Average Dividend ETF (Predecessor Fund Guggenheim Dow Jones Industrial Average Dividend ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

55

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Dow Jones Industrial Average Dividend ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Dow Jones Industrial Average Dividend ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco BuyBack AchieversTM ETF (PKW)

Actual	$1,000.00	$851.60	0.61%	$2.81

Hypothetical (5% return before expenses)	1,000.00	1,021.83	0.61	3.07
Invesco Dividend AchieversTM ETF (PFM)

Actual	1,000.00	935.60	0.52	2.50

Hypothetical (5% return before expenses)	1,000.00	1,022.28	0.52	2.61
Invesco Dow Jones Industrial Average Dividend ETF (DJD)

Actual	1,000.00	899.30	0.06	0.28

Hypothetical (5% return before expenses)	1,000.00	1,024.57	0.06	0.30
Invesco Financial Preferred ETF (PGF)

Actual	1,000.00	987.20	0.60	2.96

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

Actual	1,000.00	802.10	0.52	2.33

Hypothetical (5% return before expenses)	1,000.00	1,022.28	0.52	2.61

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco International Dividend AchieversTM ETF (PID)

Actual	$1,000.00	$768.10	0.51%	$2.24

Hypothetical (5% return before expenses)	1,000.00	1,022.33	0.51	2.56

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2020:

	Qualified Dividend Income*	Dividends- Received Deduction*

Invesco BuyBack AchieversTM ETF	100%	100%

Invesco Dividend AchieversTM ETF	100%	100%

Invesco Dow Jones Industrial Average Dividend ETF	99%	99%

Invesco Financial Preferred ETF	100%	97%

Invesco High Yield Equity Dividend AchieversTM ETF	96%	96%

Invesco International Dividend AchieversTM ETF	64%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Source Income	Foreign Taxes Paid

Invesco International Dividend AchieversTM ETF	$0.81	$0.08

58

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	215	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	215	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	215	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	215	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	215	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	215	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	215	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	215	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	215	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	215	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary President and Principal Executive Officer	Since 2011 Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (May 2020-present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (June 2020-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (June 2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

66

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

67

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each

68

Approval of Investment Advisory Contracts (continued)

applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF; Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2022, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco CleantechTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

69

Approval of Investment Advisory Contracts (continued)

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X

70

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF	X	X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are included in the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X

71

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X	X	X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Leisure and Entertainment

72

Approval of Investment Advisory Contracts (continued)

ETF, Invesco Dynamic Media ETF, Invesco Global Listed Private Equity ETF, Invesco S&P Spin-Off ETF, Invesco WilderHill Clean Energy ETF and Invesco Zacks Mid-Cap ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

73

Approval of Investment Advisory Contracts (continued)

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communications Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with

74

Approval of Investment Advisory Contracts (continued)

the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Communication Services ETF			X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

75

Approval of Investment Advisory Contracts (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including a product that has an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

76

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2020

PBE	Invesco Dynamic Biotechnology & Genome ETF

PKB	Invesco Dynamic Building & Construction ETF

PXE	Invesco Dynamic Energy Exploration & Production ETF

PBJ	Invesco Dynamic Food & Beverage ETF

PEJ	Invesco Dynamic Leisure and Entertainment ETF

PBS	Invesco Dynamic Media ETF

PXQ	Invesco Dynamic Networking ETF

PXJ	Invesco Dynamic Oil & Gas Services ETF

PJP	Invesco Dynamic Pharmaceuticals ETF

PSI	Invesco Dynamic Semiconductors ETF

PSJ	Invesco Dynamic Software ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Although the S&P 500 Index, considered representative of the US stock market, posted modest gains for the second quarter of 2019, US equities experienced increased volatility. After four consecutive months of rising stock prices, markets sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the US Federal Reserve (the “Fed”) cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. Cyclical sectors, where company performance tends to be closely linked to macroeconomic changes in the business cycle, were the hardest hit. At the close of the fiscal year in April, US unemployment numbers continued to climb, with over 30 million Americans seeking unemployment benefits since March 2020.3 In addition, the second gross domestic product estimate for the first quarter of 2020 saw the economy shrink by 5.0%, the sharpest drop since the 2008 financial crisis.2

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: The Associated Press

Global Equity

Global equity markets faced volatility in the second and third quarters of 2019, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK regarding its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of 2019 showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

Third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union.

Global equity markets started 2020 well, buoyed by positive economic data and the phase one signing of the US and China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while emerging equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy. At the close of the fiscal year, despite the continuing global spread of COVID-19, April saw both equity and credit markets stage a rebound from the severe market shock witnessed in March. In this environment, global equity markets declined for the fiscal year, with developed markets outperforming emerging markets.

3

PBE	Manager’s Analysis
Invesco Dynamic Biotechnology & Genome ETF (PBE)

As an index fund, the Invesco Dynamic Biotechnology & Genome ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Biotech & Genome IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index which is composed of common stocks of U.S. biotechnology and genome companies. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, biopharmaceutical companies that actively participate in the research and development, animal testing and partial human testing phases of drug development, typically using biotechnological techniques that required the use of living organisms, cells and/or components of cells; outsourced services companies that utilize drug delivery technologies in the development of therapeutics for the biopharmaceutical industry or provide biopharmaceutical companies with novel biological targets and drug leads; and scientific products such as bio-analytical instruments, reagents, and chemicals. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 2.08%. On a net asset value (“NAV”) basis, the Fund returned 1.87%. During the same time period, the Index returned 2.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Biotech Index (the “Benchmark Index”) returned 26.47%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 26 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotech industry. It is important to note, however, that the Index includes stocks from its proprietary “Biotechnology & Genome Group Universe” of which approximately 95% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 5% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison, but the disparity compared to pure biotechnology exposure may produce potentially significant differences in performance when compared to the Fund.

Relative to the Benchmark Index, the Fund was most overweight in the pharmaceuticals sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection within the biotechnology sub-industry.

For the fiscal year ended April 30, 2020, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the health care equipment & supplies and life sciences tools & services sub-industries, respectively. The pharmaceuticals sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Arrowhead Pharmaceuticals, Inc., a pharmaceuticals company (no longer held at fiscal year-end), and Array BioPharma, Inc., a biotechnology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Alkermes PLC, a biotechnology company (portfolio average weight of 1.90%), and Esperion Therapeutics, Inc., a biotechnology company (portfolio average weight 0.93%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Biotechnology	77.35
Pharmaceuticals	10.91
Life Sciences Tools & Services	8.98
Health Care Equipment	2.86
Money Market Funds Plus Other Assets Less Liabilities	(0.10)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Catalent, Inc.	6.23
Amgen, Inc.	5.55
Alexion Pharmaceuticals, Inc.	5.51
Bio-Techne Corp.	5.51
Gilead Sciences, Inc.	5.46
Vertex Pharmaceuticals, Inc.	5.31
Neurocrine Biosciences, Inc.	5.04
Biogen, Inc.	4.52
Repligen Corp.	3.47
Exelixis, Inc.	3.46
Total	50.06

*	Excluding money market fund holdings.

4

Invesco Dynamic Biotechnology & Genome ETF (PBE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Biotech & Genome IntellidexSM Index	2.58%	7.88%	25.56%	0.56%	2.81%	11.10%	186.63%	9.63%	291.99%
S&P Composite 1500® Biotech Index	26.47	9.62	31.71	4.85	26.73	17.98	422.44	13.68	571.35
Fund
NAV Return	1.87	7.44	24.02	0.50	2.50	10.76	177.81	9.27	273.22
Market Price Return	2.08	7.50	24.22	0.55	2.78	10.78	178.25	9.28	273.74

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PKB	Manager’s Analysis
Invesco Dynamic Building & Construction ETF (PKB)

As an index fund, the Invesco Dynamic Building & Construction ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Building & Construction IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. building and construction companies. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies that provide installation, maintenance or repair work; and land developers. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (13.42)%. On a net asset value (“NAV”) basis, the Fund returned (13.59)%. During the same time period, the Index returned (13.04)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Construction & Engineering Index (the “Benchmark Index”) returned (18.30)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the building & construction industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the homebuilding sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the homebuilding and gas utilities sub-industries.

For the fiscal year ended April 30, 2020, the construction & engineering sub-industry contributed most significantly to the Fund’s return, followed by the gas utilities and commercial services & supplies sub-industries, respectively. The construction materials sub-industry detracted most significantly from the Fund’s return, followed by the building products and household durables sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Jacobs Engineering Group, Inc., a construction & engineering company (no longer held at fiscal year-end) and Southwest Gas Holdings, Inc., a gas utilities company (portfolio average weight of 2.00%). Positions that detracted most significantly from the Fund’s return during this period included Johnson Controls International PLC, a building products company (portfolio average weight of 4.48%) and Century Communities, Inc., a household durables company (portfolio average weight of 0.35%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Homebuilding	44.78
Building Products	20.21
Construction Materials	19.46
Gas Utilities	4.02
Construction Machinery & Heavy Trucks	3.35
Industrial Machinery	3.15
Sub-Industry Types Each Less Than 3%	5.03
Money Market Funds Plus Other Assets Less Liabilities	(0.00)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Vulcan Materials Co.	6.22
D.R. Horton, Inc.	5.53
NVR, Inc.	5.40
Martin Marietta Materials, Inc.	5.39
Lennar Corp., Class A	5.20
Johnson Controls International PLC	5.02
PulteGroup, Inc.	4.43
Southwest Gas Holdings, Inc.	4.02
Gibraltar Industries, Inc.	3.49
Oshkosh Corp.	3.35
Total	48.05

*	Excluding money market fund holdings.

6

Invesco Dynamic Building & Construction ETF (PKB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Building & Construction IntellidexSM Index	(13.04)%	(3.43)%	(9.93)%	3.37%	18.03%	8.05%	116.85%	5.14%	106.99%
S&P Composite 1500® Construction & Engineering Index	(18.30)	(4.56)	(13.07)	0.60	3.04	1.78	19.29	4.50	89.40
Fund
NAV Return	(13.59)	(4.05)	(11.66)	2.69	14.17	7.26	101.53	4.32	84.64
Market Price Return	(13.42)	(3.99)	(11.51)	2.74	14.48	7.28	102.00	4.33	84.95

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

PXE	Manager’s Analysis
Invesco Dynamic Energy Exploration & Production ETF (PXE)

As an index fund, the Invesco Dynamic Energy Exploration & Production ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies may include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (47.17)%. On a net asset value (“NAV”) basis, the Fund returned (47.06)%. During the same time period, the Index returned (46.86)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned (45.62)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 35 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas exploration & production sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight in the oil & gas refining & marketing sub-industry.

For the fiscal year ended April 30, 2020, all sub-industries detracted from the Fund’s return. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas refining & marketing sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included EQT Corp., an oil & gas exploration & production company (portfolio average weight of 3.14%) and Southwestern Energy Co., an oil & gas exploration & production company (portfolio average weight of 3.15%). Positions that detracted most significantly from the Fund’s return during this period included Marathon Petroleum Corp., an oil & gas refining & marketing company (portfolio average weight of 5.11%) and Marathon Oil Corp., an oil & gas exploration & production company (portfolio average weight of 3.73%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Oil & Gas Exploration & Production	80.68
Oil & Gas Refining & Marketing	19.25
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Cabot Oil & Gas Corp.	8.02
EQT Corp.	7.41
Southwestern Energy Co.	6.79
Range Resources Corp.	5.79
CNX Resources Corp.	5.58
Valero Energy Corp.	4.80
Continental Resources, Inc.	4.71
ConocoPhillips	4.48
Devon Energy Corp.	3.98
EOG Resources, Inc.	3.97
Total	55.53

*	Excluding money market fund holdings.

8

Invesco Dynamic Energy Exploration & Production ETF (PXE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Energy Exploration & Production IntellidexSM Index	(46.86)%	(18.80)%	(46.47)%	(17.70)%	(62.23)%	(3.11)%	(27.05)%	(0.91)%	(12.44)%
S&P Composite 1500® Oil & Gas Exploration & Production Index	(45.62)	(18.55)	(45.97)	(17.83)	(62.54)	(7.09)	(52.08)	(2.36)	(29.28)
Fund
NAV Return	(47.06)	(19.26)	(47.37)	(18.06)	(63.07)	(3.68)	(31.28)	(1.49)	(19.52)
Market Price Return	(47.17)	(19.29)	(47.42)	(18.07)	(63.09)	(3.69)	(31.34)	(1.50)	(19.69)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

PBJ	Manager’s Analysis
Invesco Dynamic Food & Beverage ETF (PBJ)

As an index fund, the Invesco Dynamic Food & Beverage ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Food & Beverage IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. food and beverage companies. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations, such as tobacco growers and manufacturers or pet supplies stores, are specifically excluded from this universe. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (9.90)%. On a net asset value (“NAV”) basis, the Fund returned (10.00)%. During the same time period, the Index returned (9.39)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Food Beverage & Tobacco Index (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the soft drinks sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the food distributors sub-industry.

For the fiscal year ended April 30, 2020, the restaurants sub-industry contributed most significantly to the Fund’s return, followed by the food retail sub-industry. The food distributors sub-industry detracted most significantly from the Fund’s return, followed by the agricultural products and packaged food & meats sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included General Mills, Inc., a packaged foods & meats company (portfolio average weight of 3.47%) and Chipotle Mexican Grill, Inc., a restaurants company (portfolio average weight of 2.13%). Positions that detracted most significantly from the Fund’s return during this period included Sysco Corp., a food distributors company (portfolio average weight of 1.82%) and US Foods Holding Corp., a food distributors company (portfolio average weight of 1.63%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Packaged Foods & Meats	37.38
Food Retail	17.03
Soft Drinks	13.97
Agricultural Products	12.73
Food Distributors	7.72
Restaurants	6.11
Distillers & Vintners	5.07
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
General Mills, Inc.	6.08
Brown-Forman Corp., Class B	5.07
PepsiCo, Inc.	4.94
Mondelez International, Inc., Class A	4.81
Keurig Dr Pepper, Inc.	4.77
Hershey Co. (The)	4.44
Coca-Cola Co. (The)	4.26
Sysco Corp.	4.12
Weis Markets, Inc.	3.95
Sprouts Farmers Market, Inc.	3.51
Total	45.95

*	Excluding money market fund holdings.

10

Invesco Dynamic Food & Beverage ETF (PBJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Food & Beverage IntellidexSM Index	(9.39)%	(1.73)%	(5.10)%	1.19%	6.08%	8.65%	129.24%	7.08%	176.30%
S&P Composite 1500® Food Beverage & Tobacco Index	(3.23)	0.02	0.05	5.36	29.86	11.00	183.87	10.29	328.43
Fund
NAV Return	(10.00)	(2.32)	(6.79)	0.56	2.85	7.94	114.79	6.39	150.76
Market Price Return	(9.90)	(2.29)	(6.70)	0.59	2.99	7.95	114.80	6.39	150.92

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

PEJ	Manager’s Analysis
Invesco Dynamic Leisure and Entertainment ETF (PEJ)

As an index fund, the Invesco Dynamic Leisure and Entertainment ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. leisure and entertainment companies. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses, as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (38.19)%. On a net asset value (“NAV”) basis, the Fund returned (38.42)%. During the same time period, the Index returned (37.93)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the S&P Composite 1500® Hotels Restaurants & Leisure Index (the “Benchmark Index”) returned (15.59)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 45 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the airlines sub-industry and most underweight in the hotels, restaurants & leisure sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the airlines sub-industry.

For the fiscal year ended April 30, 2020, the restaurants sub-industry was the only sub-industry that contributed to the Fund’s return. The airlines sub-industry detracted most significantly from the Fund’s return, followed by the broadcasting and hotels, resorts & cruise lines sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Chipotle Mexican Grill, Inc., a restaurants company (portfolio average weight of 5.49%) and Domino’s Pizza, Inc., a restaurants company (portfolio average weight of 0.62%). Positions that detracted most significantly from the Fund’s return during this period included United Airlines Holdings, Inc., an airlines company (portfolio average weight of 3.46%) and Delta Air Lines, Inc., an airlines company (portfolio average weight of 1.91%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Airlines	22.12
Broadcasting	19.99
Movies & Entertainment	18.99
Restaurants	16.93
Casinos & Gaming	7.68
Hotels, Resorts & Cruise Lines	7.61
Food Distributors	4.75
Leisure Facilities	1.94
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Chipotle Mexican Grill, Inc.	7.77
Walt Disney Co. (The)	6.13
Fox Corp., Class A	5.52
Hilton Worldwide Holdings, Inc.	5.29
ViacomCBS, Inc., Class B	4.84
Southwest Airlines Co.	4.49
Domino’s Pizza, Inc.	3.80
Delta Air Lines, Inc.	3.60
Manchester United PLC, Class A	3.41
Madison Square Garden Co. (The), Class A	3.34
Total	48.19

*	Excluding money market fund holdings.

12

Invesco Dynamic Leisure and Entertainment ETF (PEJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Leisure & Entertainment IntellidexSM Index	(37.93)%	(12.06)%	(31.98)%	(4.27)%	(19.60)%	6.66%	90.59%	5.76%	129.81%
S&P Composite 1500® Hotels Restaurants & Leisure Index	(15.59)	3.67	11.41	8.10	47.63	11.87	206.96	10.51	341.37
Fund
NAV Return	(38.42)	(12.66)	(33.38)	(4.95)	(22.41)	5.88	77.05	5.09	109.05
Market Price Return	(38.19)	(12.57)	(33.16)	(4.88)	(22.14)	5.90	77.42	5.12	109.80

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund

13

PBS	Manager’s Analysis
Invesco Dynamic Media ETF (PBS)

As an index fund, the Invesco Dynamic Media ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Media IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. media companies. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content and may include television and radio stations, broadcast and cable networks, motion picture companies, music producers, print publishers, and providers of content delivered via the internet, as well as direct to home satellite services, traditional cable services, and advertising and related services. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (19.28)%. On a net asset value (“NAV”) basis, the Fund returned (19.20)%. During the same time period, the Index returned (18.64)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Media Index (the “Benchmark Index”) returned (10.93)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 23 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services sub-industry and most underweight in the cable & satellite sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the broadcasting sub-industry.

For the fiscal year ended April 30, 2020, the interactive media & services sub-industry contributed most significantly to the Fund’s return, followed by the consumer finance and application software sub-industries, respectively. The broadcasting sub-industry detracted most significantly from the Fund’s return, followed by the publishing and advertising sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Snap, Inc., Class A, an interactive media & services company (portfolio average weight of 2.39%) and Netflix, Inc., a movies & entertainment company (portfolio average weight of 3.43%). Positions that detracted most significantly from the Fund’s return during this period included ANGI HomeServices, Inc., Class A, an interactive media & services company (no longer held at fiscal year-end) and AMC Networks, Inc., Class A, a broadcasting company (portfolio average weight of 2.00%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Interactive Media & Services	32.86
Broadcasting	20.43
Movies & Entertainment	17.71
Advertising	10.77
Publishing	7.97
Cable & Satellite	5.07
Research & Consulting Services	4.74
Money Market Funds Plus Other Assets Less Liabilities	0.45

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Snap, Inc., Class A	6.65
Netflix, Inc.	6.25
Spotify Technology S.A.	6.24
Facebook, Inc., Class A	5.97
Alphabet, Inc., Class A	5.67
Sirius XM Holdings, Inc.	5.07
Twitter, Inc.	4.81
IHS Markit Ltd.	4.74
Match Group, Inc.	3.58
IAC/InterActiveCorp.	3.34
Total	52.32

*	Excluding money market fund holdings.

14

Invesco Dynamic Media ETF (PBS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Media IntellidexSM Index	(18.64)%	1.06%	3.22%	2.05%	10.68%	8.74%	131.23%	5.56%	123.46%
S&P Composite 1500® Media Index	(10.93)	0.64	1.92	3.91	21.15	12.77	232.58	8.61	241.04
Fund
NAV Return	(19.20)	0.43	1.30	1.38	7.09	7.99	115.68	4.92	104.11
Market Price Return	(19.28)	0.39	1.16	1.37	7.02	7.96	115.14	4.91	103.89

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.67% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

PXQ	Manager’s Analysis
Invesco Dynamic Networking ETF (PXQ)

As an index fund, the Invesco Dynamic Networking ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Networking IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. networking companies. These companies are principally engaged in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices which span across a diverse set of markets including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). Such companies also may provide integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (8.66)%. On a net asset value (“NAV”) basis, the Fund returned (8.56)%. During the same time period, the Index returned (7.88)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Communications Equipment Index (the “Benchmark Index”) returned (19.31)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the communications equipment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the communications equipment sub-industry.

For the fiscal year ended April 30, 2020, the technology hardware, storage & peripherals sub-industry contributed most significantly to the Fund’s return followed by the internet services & infrastructure and semiconductors sub-industries, respectively. The systems software sub-industry detracted most significantly from the Fund’s return, followed by the communications equipment and electronic components sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Apple, Inc., a technology hardware, storage & peripherals company (portfolio average weight of 4.93%) and Inphi Corp., a semiconductors company (portfolio average weight of 2.79%). Positions that detracted most significantly from the Fund’s return during this period included VMware, Inc., Class A, a systems software company (no longer held at fiscal year-end) and Arista Networks, Inc., a communications equipment company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Communications Equipment	29.51
Systems Software	26.98
Application Software	11.71
Semiconductors	8.70
Electronic Components	7.03
Internet Services & Infrastructure	6.26
Technology Hardware, Storage & Peripherals	5.32
Consumer Electronics	4.50
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

16

Invesco Dynamic Networking ETF (PXQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Apple, Inc.	5.32
Cisco Systems, Inc.	5.25
Fortinet, Inc.	5.20
Check Point Software Technologies Ltd.	5.16
QUALCOMM, Inc.	5.13
Amphenol Corp., Class A	4.72
Garmin Ltd.	4.50
Motorola Solutions, Inc.	4.22
Citrix Systems, Inc.	3.80
AudioCodes Ltd.	3.72
Total	47.02

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Networking IntellidexSM Index	(7.88)%	11.10%	37.12%	10.56%	65.22%	11.68%	201.73%	10.45%	337.83%
S&P Composite 1500® Communications Equipment Index	(19.31)	9.00	29.52	8.83	52.70	7.85	112.89	6.19	143.91
Fund
NAV Return	(8.56)	10.61	35.32	10.09	61.74	11.04	185.04	9.81	301.67
Market Price Return	(8.66)	10.55	35.10	10.07	61.58	11.01	184.25	9.80	301.10

17

Invesco Dynamic Networking ETF (PXQ) (continued)

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

18

PXJ	Manager’s Analysis
Invesco Dynamic Oil & Gas Services ETF (PXJ)

As an index fund, the Invesco Dynamic Oil & Gas Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Oil Services IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies that assist in the production, processing and distribution of oil and gas. The Index may include companies engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (63.72)%. On a net asset value (“NAV”) basis, the Fund returned (63.87)%. During the same time period, the Index returned (63.60)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates. Performance compared to the index was also positively impacted by cash held by the Fund in order to pay the March Fund distributions which also coincided with the market decline.

During this same time period, the S&P Composite 1500® Energy Equipment & Services Index (the “Benchmark Index”) returned (61.08)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 33 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas storage & transportation sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2020. The majority of the

Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection and relative overweight allocation to the oil & gas drilling sub-industry, as well as the Fund’s stock selection and relative underweight allocation to the oil & gas equipment & services sub-industry. For the fiscal year ended April 30, 2020, the oil & gas storage & transportation sub-industry contributed most significantly to the Fund’s return. The oil & gas equipment & services sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas drilling sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included DHT Holdings, Inc., an oil & gas storage & transportation company (portfolio average weight of 3.29%) and Scorpio Tankers, Inc., an oil & gas storage & transportation company (portfolio average weight of 2.99%). Positions that detracted most significantly from the Fund’s return during this period included Transocean Ltd., an oil & gas drilling company (portfolio average weight of 4.79%) and Nabors Industries Ltd., an oil & gas drilling company (portfolio average weight 1.76%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Oil & Gas Equipment & Services	69.74
Oil & Gas Storage & Transportation	18.26
Oil & Gas Drilling	11.90
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Baker Hughes Co., Class A	6.87
DHT Holdings, Inc.	6.73
Frontline Ltd.	5.95
Scorpio Tankers, Inc.	5.58
National Oilwell Varco, Inc.	5.51
Schlumberger Ltd.	5.14
Halliburton Co.	4.96
RPC, Inc.	4.84
Dril-Quip, Inc.	4.84
TechnipFMC PLC	4.78
Total	55.20

*	Excluding money market fund holdings.

19

Invesco Dynamic Oil & Gas Services ETF (PXJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Oil Services IntellidexSM Index	(63.60)%	(37.46)%	(75.54)%	(32.12)%	(85.58)%	(16.75)%	(84.01)%	(11.11)%	(81.90)%
S&P Composite 1500® Energy Equipment & Services Index	(61.08)	(36.31)	(74.16)	(27.33)	(79.74)	(12.44)	(73.51)	(7.05)	(65.38)
Fund
NAV Return	(63.87)	(37.83)	(75.97)	(32.53)	(86.02)	(17.30)	(85.03)	(11.65)	(83.43)
Market Price Return	(63.72)	(37.74)	(75.86)	(32.48)	(85.97)	(17.26)	(84.96)	(11.62)	(83.36)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.83% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

20

PJP	Manager’s Analysis
Invesco Dynamic Pharmaceuticals ETF (PJP)

As an index fund, the Invesco Dynamic Pharmaceuticals ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Pharmaceutical IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. pharmaceutical companies. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. In accordance with the Index methodology, the various types of companies may include companies from the following segments of the pharmaceutical industry:

- Big Pharmaceutical: Large, vertically integrated drug companies that actively participate in all major phases of the drug development process, including research and development, animal and human testing, manufacturing and sales and marketing.

- Specialty Pharmaceutical: Midsize, often vertically integrated drug companies specializing in one or two therapeutic areas using both traditional chemical techniques and biotechnological techniques (involving living organisms, cells, and/or components of cells) to develop drugs.

- Generic Pharmaceutical: Generally midsize to small non-vertically integrated drug companies that actively participate only in the manufacturing and sometimes sales and marketing of patent-expired drugs.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 0.77%. On a net asset value (“NAV”) basis, the Fund returned 0.83%. During the same time period, the Index returned 1.40%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Pharmaceuticals Index (the “Benchmark Index”) returned

10.91%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the pharmaceuticals industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and stock selection in the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2020, the biotechnology sub-industry was the primary contributing sub-industry followed by the healthcare equipment sub-industry. The pharmaceuticals sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included, Medicines Co., a pharmaceuticals company (no longer held at fiscal year-end) and Amgen, Inc., a biotechnology company (portfolio average weight of 5.11%). Positions that detracted most significantly from the Fund’s return during this period included Mallinckrodt PLC, a pharmaceuticals company (no longer held at fiscal year-end) and Endo International PLC, a biotechnology company (portfolio average weight of 1.67%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Pharmaceuticals	63.96
Biotechnology	30.53
Health Care Equipment	5.52
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Eli Lilly and Co.	5.68
Amgen, Inc.	5.58
Abbott Laboratories	5.52
Pfizer, Inc.	5.34
Johnson & Johnson	5.12
Bristol-Myers Squibb Co.	4.85
Merck & Co., Inc.	4.83
AbbVie, Inc.	4.57
Emergent BioSolutions, Inc.	3.45
Supernus Pharmaceuticals, Inc.	3.36
Total	48.30

*	Excluding money market fund holdings.

21

Invesco Dynamic Pharmaceuticals ETF (PJP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Pharmaceutical IntellidexSM Index	1.40%	2.54%	7.81%	(1.12)%	(5.46)%	14.75%	295.85%	12.24%	455.66%
S&P Composite 1500® Pharmaceuticals Index	10.91	9.42	31.00	6.68	38.19	13.02	240.14	9.13	266.30
Fund
NAV Return	0.83	1.94	5.94	(1.65)	(7.98)	14.08	273.22	11.57	408.66
Market Price Return	0.77	1.91	5.85	(1.65)	(8.00)	14.07	273.07	11.57	408.56

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

22

PSI	Manager’s Analysis
Invesco Dynamic Semiconductors ETF (PSI)

As an index fund, the Invesco Dynamic Semiconductors ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Semiconductor IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. semiconductor companies. These companies are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment; make or test chips for third parties; and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 10.51%. On a net asset value (“NAV”) basis, the Fund returned 10.23%. During the same time period, the Index returned 10.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductors industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment instruments & components sub-industry and most underweight in the semiconductors & semiconductor equipment sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation and stock selection in the semiconductors & semiconductor equipment sub-industry.

For the fiscal year ended April 30, 2020, the semiconductors & semiconductor equipment sub-industry contributed to the Fund’s return. The electronic equipment instruments & components sub-industry detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included NVIDIA Corp., a semiconductors company (portfolio average weight of 3.50%) and Inphi Corp., a semiconductors company (portfolio average weight of 2.95%). Positions that detracted most significantly from the Fund’s return during this period included Cree, Inc., a semiconductors company (no longer held at fiscal year-end) and QUALCOMM, Inc., a semiconductors company (portfolio average weight of 5.19%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Semiconductors	63.72
Semiconductor Equipment	36.21
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Advanced Micro Devices, Inc.	5.87
NVIDIA Corp.	5.70
Intel Corp.	5.29
QUALCOMM, Inc.	5.10
Texas Instruments, Inc.	5.06
Micron Technology, Inc.	4.67
Lam Research Corp.	4.40
Applied Materials, Inc.	4.29
Inphi Corp.	3.55
Lattice Semiconductor Corp.	3.50
Total	47.43

*	Excluding money market fund holdings.

23

Invesco Dynamic Semiconductors ETF (PSI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Semiconductor IntellidexSM Index	10.95%	15.81%	55.34%	20.75%	156.75%	17.70%	410.18%	11.59%	410.05%
S&P Composite 1500® Semiconductor Index	13.49	20.66	75.65	19.74	146.18	16.20	348.65	10.55	343.36
Fund
NAV Return	10.23	15.05	52.30	19.94	148.20	16.85	374.46	10.80	358.50
Market Price Return	10.51	15.08	52.41	19.97	148.53	16.87	375.28	10.80	359.00

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

24

PSJ	Manager’s Analysis
Invesco Dynamic Software ETF (PSJ)

As an index fund, the Invesco Dynamic Software ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Software IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. software companies. These companies are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end user markets, including home/office, design/engineering, and IT infrastructure; as well as distributors of third-party software applications, primarily to resellers, retailers, and corporations. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 2.91%. On a net asset value (“NAV”) basis, the Fund returned 2.99%. During the same time period, the Index returned 3.49%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Software & Services Index (the “Benchmark Index”) returned 15.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the data processing & outsourced services sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation and stock selection in the system software sub-industry.

For the fiscal year ended April 30, 2020, the application software sub-industry contributed most significantly to the Fund’s return, followed by the alternative carriers and interactive home entertainment sub-industries, respectively. The health care technology sub-industry detracted most significantly from the Fund’s return, followed by the movies & entertainment and semiconductor equipment sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Microsoft Corp., a systems software company (portfolio average weight of 4.77%) and RingCentral, Inc., Class A, an application software company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Zoom Video Communications, Inc., Class A, an application software company (no longer held at fiscal year-end) and VMware, Inc., Class A., a system software company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Application Software	44.68
Interactive Home Entertainment	16.67
Health Care Technology	13.92
Systems Software	8.41
Data Processing & Outsourced Services	5.53
Cable & Satellite	4.55
Alternative Carriers	3.35
Movies & Entertainment	2.90
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Synopsys, Inc.	5.53
Microsoft Corp.	5.46
Electronic Arts, Inc.	5.36
Activision Blizzard, Inc.	5.26
ANSYS, Inc.	5.16
Adobe, Inc.	5.05
Cerner Corp.	4.78
Liberty Broadband Corp., Class C	4.55
Citrix Systems, Inc.	3.70
Bandwidth, Inc., Class A	3.35
Total	48.20

*	Excluding money market fund holdings.

25

Invesco Dynamic Software ETF (PSJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Software IntellidexSM Index	3.49%	23.56%	88.66%	19.27%	141.32%	16.75%	370.47%	14.30%	627.72%
S&P Composite 1500® Software & Services Index	15.90	22.37	83.23	20.98	159.14	18.24	434.19	13.50	555.77
Fund
NAV Return	2.99	22.81	85.22	18.48	133.43	15.98	340.30	13.58	562.48
Market Price Return	2.91	22.82	85.29	18.46	133.26	15.97	339.88	13.57	561.70

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

26

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

27

Invesco Dynamic Biotechnology & Genome ETF (PBE)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.10%
Biotechnology-77.35%
Akebia Therapeutics, Inc.(b)	684,913	$5,547,795
Alexion Pharmaceuticals, Inc.(b)	113,174	12,162,810
Alkermes PLC(b)	289,597	3,970,375
Amgen, Inc.	51,214	12,251,413
Arena Pharmaceuticals, Inc.(b)	128,906	6,312,527
Biogen, Inc.(b)	33,611	9,976,753
ChemoCentryx, Inc.(b)	128,673	6,820,956
Coherus Biosciences, Inc.(b)	296,236	4,917,518
CRISPR Therapeutics AG (Switzerland)(b)	114,983	5,657,164
Dicerna Pharmaceuticals, Inc.(b)	292,879	5,769,716
Emergent BioSolutions, Inc.(b)	102,762	7,599,250
Enanta Pharmaceuticals, Inc.(b)	114,107	5,291,141
Esperion Therapeutics, Inc.(b)(c)	108,696	4,304,362
Exelixis, Inc.(b)	308,620	7,621,371
FibroGen, Inc.(b)	140,157	5,170,392
Gilead Sciences, Inc.	143,436	12,048,624
Halozyme Therapeutics, Inc.(b)	280,453	6,353,663
Ironwood Pharmaceuticals, Inc.(b)	477,713	4,777,130
Myriad Genetics, Inc.(b)	328,981	5,086,046
Neurocrine Biosciences, Inc.(b)	113,346	11,123,776
PTC Therapeutics, Inc.(b)	106,178	5,406,584
REGENXBIO, Inc.(b)	140,330	5,587,941
Vertex Pharmaceuticals, Inc.(b)	46,673	11,724,257
Xencor, Inc.(b)	176,602	5,162,076

		170,643,640

Health Care Equipment-2.86%
Cardiovascular Systems, Inc.(b)	150,074	6,303,108

Life Sciences Tools & Services-8.98%
Bio-Techne Corp.	53,999	12,149,775
Repligen Corp.(b)	66,024	7,668,688

		19,818,463

	Shares	Value
Pharmaceuticals-10.91%
Catalent, Inc.(b)	198,705	$13,740,451
Collegium Pharmaceutical, Inc.(b)(c)	262,213	5,422,565
Intra-Cellular Therapies, Inc.(b)	277,577	4,904,785

		24,067,801

Total Common Stocks & Other Equity Interests (Cost $209,465,440)		220,833,012

Money Market Funds-0.00%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $2,626)	2,626	2,626

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $209,468,066)		220,835,638

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.91%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $6,405,928)	6,405,928	6,405,928

TOTAL INVESTMENTS IN SECURITIES-103.01% (Cost $215,873,994)		227,241,566
OTHER ASSETS LESS LIABILITIES-(3.01)%		(6,630,340)

NET ASSETS-100.00%		$220,611,226

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$69,857	$16,107,139	$(16,174,370)	$-	$-	$2,626	$3,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Dynamic Biotechnology & Genome ETF (PBE)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	$5,455,325	$84,305,351	$(89,760,676)	$-	$-	$-	$53,343

Invesco Liquid Assets Portfolio, Institutional Class*	1,818,442	24,287,416	(26,104,933)	-	(925)	-	19,166

Invesco Private Government Fund	-	12,593,563	(6,187,635)	-	-	6,405,928	3

Total	$7,343,624	$137,293,469	$(138,227,614)	$-	$(925)	$6,408,554	$76,325

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Dynamic Building & Construction ETF (PKB)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Building Products-20.21%
Armstrong World Industries, Inc.	24,817	$1,912,894
Gibraltar Industries, Inc.(b)	52,511	2,431,259
Johnson Controls International PLC	120,380	3,504,262
Masonite International Corp.(b)	34,478	2,036,960
Owens Corning	46,118	1,999,677
Universal Forest Products, Inc.	53,733	2,209,501

		14,094,553

Construction & Engineering-2.51%
MasTec, Inc.(b)	48,831	1,753,033

Construction Machinery & Heavy Trucks-3.35%
Oshkosh Corp.	34,620	2,337,889

Construction Materials-19.46%
Eagle Materials, Inc.	31,416	1,916,690
Forterra, Inc.(b)	196,440	1,602,950
Martin Marietta Materials, Inc.	19,751	3,757,233
Summit Materials, Inc., Class A(b)	129,437	1,955,793
Vulcan Materials Co.	38,427	4,341,098

		13,573,764

Forest Products-2.52%
Louisiana-Pacific Corp.	87,951	1,759,020

Gas Utilities-4.02%
Southwest Gas Holdings, Inc.	37,034	2,807,177

Homebuilding-44.78%
Cavco Industries, Inc.(b)	12,275	1,898,697
Century Communities, Inc.(b)	76,738	1,643,728

	Shares	Value
Homebuilding-(continued)
D.R. Horton, Inc.	81,675	$3,856,694
Installed Building Products, Inc.(b)	37,172	1,832,951
KB Home	74,134	1,945,276
Lennar Corp., Class A	72,431	3,626,620
M.D.C. Holdings, Inc.	63,138	1,846,787
Meritage Homes Corp.(b)	39,110	2,055,622
NVR, Inc.(b)	1,215	3,766,500
PulteGroup, Inc.	109,304	3,090,024
Taylor Morrison Home Corp., Class A(b)	108,743	1,582,211
TopBuild Corp.(b)	24,049	2,241,126
TRI Pointe Group, Inc.(b)	160,859	1,846,661

		31,232,897

Industrial Machinery-3.15%
SPX Corp.(b)	57,591	2,195,945

Total Common Stocks & Other Equity Interests (Cost $83,872,305)		69,754,278

Money Market Funds-0.20%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $136,080)	136,080	136,080

TOTAL INVESTMENTS IN SECURITIES-100.20% (Cost $84,008,385)		69,890,358
OTHER ASSETS LESS LIABILITIES-(0.20)%		(136,945)

NET ASSETS-100.00%		$69,753,413

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$255,728	$1,798,465	$(1,918,113)	$-	$-	$136,080	$2,929

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	-	1,382,400	(1,382,400)	-	-	-	760

Invesco Liquid Assets Portfolio, Institutional Class*	-	456,500	(456,500)	-	-	-	275

Total	$255,728	$3,637,365	$(3,757,013)	$-	$-	$136,080	$3,964

*	At April 30, 2020, this security was no longer held.
(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Dynamic Energy Exploration & Production ETF (PXE)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Oil & Gas Exploration & Production-80.68%
Cabot Oil & Gas Corp.	61,919	$1,338,689
Callon Petroleum Co.(b)	223,300	209,835
CNX Resources Corp.(b)	87,937	932,132
Comstock Resources, Inc.(b)(c)	84,690	648,725
ConocoPhillips	17,755	747,486
Continental Resources, Inc.(c)	47,929	785,556
Devon Energy Corp.	53,308	664,751
EOG Resources, Inc.	13,946	662,575
EQT Corp.	84,824	1,237,582
Geopark Ltd. (Colombia)(c)	27,694	262,262
Kosmos Energy Ltd. (Ghana)	150,435	248,218
Magnolia Oil & Gas Corp., Class A(b)	64,436	416,901
Marathon Oil Corp.	105,332	644,632
Matador Resources Co.(b)(c)	47,501	334,407
Murphy Oil Corp.(c)	25,592	303,521
Ovintiv, Inc.(c)	43,465	275,133
Parsley Energy, Inc., Class A	35,397	334,502
PDC Energy, Inc.(b)	25,969	337,337
Range Resources Corp.(c)	165,758	966,369
SM Energy Co.(c)	74,849	303,138
Southwestern Energy Co.(b)	351,037	1,133,850
Talos Energy, Inc.(b)	32,941	375,198
WPX Energy, Inc.(b)	49,764	305,053

		13,467,852

Oil & Gas Refining & Marketing-19.25%
CVR Energy, Inc.(c)	15,507	369,842
Delek US Holdings, Inc.(c)	22,381	522,596
HollyFrontier Corp.	14,108	466,128

	Shares	Value
Oil & Gas Refining & Marketing-(continued)
Marathon Petroleum Corp.	17,459	$560,085
Par Pacific Holdings, Inc.(b)	27,037	262,800
PBF Energy, Inc., Class A	20,234	230,668
Valero Energy Corp.	12,640	800,744

		3,212,863

Total Common Stocks & Other Equity Interests (Cost $24,905,021)		16,680,715

Money Market Funds-0.64%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $106,816)	106,816	106,816

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.57% (Cost $25,011,837)		16,787,531

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.68%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $3,284,808)	3,284,808	3,284,808

TOTAL INVESTMENTS IN SECURITIES-120.25% (Cost $28,296,645)		20,072,339
OTHER ASSETS LESS LIABILITIES-(20.25)%		(3,379,675)

NET ASSETS-100.00%		$16,692,664

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$96,102	$1,198,780	$(1,188,066)	$-	$-	$106,816	$1,475

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	90,736	30,842,062	(30,932,798)	-	-	-	16,506

Invesco Liquid Assets Portfolio, Institutional Class*	30,245	8,903,753	(8,933,179)	-	(819)	-	6,091

Invesco Private Government Fund	-	6,006,397	(2,721,589)	-	-	3,284,808	2

Total	$217,083	$46,950,992	$(43,775,632)	$-	$(819)	$3,391,624	$24,074

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Dynamic Energy Exploration & Production ETF (PXE)–(continued)

April 30, 2020

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Dynamic Food & Beverage ETF (PBJ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Agricultural Products-12.73%
Archer-Daniels-Midland Co.	46,956	$1,743,946
Bunge Ltd.	36,918	1,464,537
Darling Ingredients, Inc.(b)	70,633	1,454,334
Fresh Del Monte Produce, Inc.	61,724	1,759,751
Ingredion, Inc.	20,882	1,695,618

		8,118,186

Distillers & Vintners-5.07%
Brown-Forman Corp., Class B	51,941	3,230,730

Food Distributors-7.72%
Performance Food Group Co.(b)	40,460	1,187,501
Sysco Corp.	46,600	2,622,182
US Foods Holding Corp.(b)	51,591	1,109,207

		4,918,890

Food Retail-17.03%
Grocery Outlet Holding Corp.(b)	59,052	1,964,660
Ingles Markets, Inc., Class A	53,139	2,169,665
Kroger Co. (The)	62,289	1,968,955
Sprouts Farmers Market, Inc.(b)	107,698	2,237,965
Weis Markets, Inc.	50,267	2,514,858

		10,856,103

Packaged Foods & Meats-37.38%
Campbell Soup Co.	38,653	1,931,877
Flowers Foods, Inc.	79,110	1,762,571
General Mills, Inc.	64,732	3,876,799
Hain Celestial Group, Inc. (The)(b)	74,130	1,915,519
Hershey Co. (The)	21,364	2,829,235
Hormel Foods Corp.	41,536	1,945,962
John B. Sanfilippo & Son, Inc.	23,608	1,938,925
Lamb Weston Holdings, Inc.	19,748	1,211,737
Mondelez International, Inc., Class A	59,614	3,066,544
Pilgrim’s Pride Corp.(b)	83,542	1,837,924
Seaboard Corp.	503	1,514,583

		23,831,676

	Shares	Value
Restaurants-6.11%
Chipotle Mexican Grill, Inc.(b)	2,339	$2,054,928
Domino’s Pizza, Inc.	5,078	1,837,881

		3,892,809

Soft Drinks-13.97%
Coca-Cola Co. (The)	59,102	2,712,191
Keurig Dr Pepper, Inc.(c)	114,962	3,041,895
PepsiCo, Inc.	23,804	3,149,031

		8,903,117

Total Common Stocks & Other Equity Interests (Cost $65,016,507)		63,751,511

Money Market Funds-0.15%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $99,354)	99,354	99,354

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.16% (Cost $65,115,861)		63,850,865

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.48%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $304,437)	304,437	304,437

TOTAL INVESTMENTS IN SECURITIES-100.64% (Cost $65,420,298)		64,155,302
OTHER ASSETS LESS LIABILITIES-(0.64)%		(409,441)

NET ASSETS-100.00%		$63,745,861

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$186,032	$2,202,108	$ (2,288,786)	$-	$-	$99,354	$2,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Dynamic Food & Beverage ETF (PBJ)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	$3,313,533	$24,066,237	$(27,379,770)	$-	$-	$-	$29,654

Invesco Liquid Assets Portfolio, Institutional Class*	1,104,511	7,313,525	(8,418,007)	-	(29)	-	10,647

Invesco Private Government Fund	-	614,460	(310,023)	-	-	304,437	-

Total	$4,604,076	$34,196,330	$(38,396,586)	$-	$(29)	$403,791	$42,528

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Airlines-22.12%
Alaska Air Group, Inc.	93,564	$3,042,701
Allegiant Travel Co.(b)	37,746	2,962,306
Copa Holdings S.A., Class A (Panama)	60,601	2,679,170
Delta Air Lines, Inc.	188,492	4,883,828
Hawaiian Holdings, Inc.	224,628	3,234,643
JetBlue Airways Corp.(c)	304,715	2,967,924
Southwest Airlines Co.	194,840	6,088,750
United Airlines Holdings, Inc.(c)	139,662	4,131,202

		29,990,524

Broadcasting-19.99%
AMC Networks, Inc., Class A(c)	175,114	4,176,469
Central European Media Enterprises Ltd., Class A (Czech Republic)(c)	1,124,275	4,373,430
Discovery, Inc., Class A(b)(c)	200,860	4,503,281
Fox Corp., Class A	289,510	7,489,624
ViacomCBS, Inc., Class B	380,252	6,563,149

		27,105,953

Casinos & Gaming-7.68%
Caesars Entertainment Corp.(c)	388,778	3,755,595
Churchill Downs, Inc.	35,731	3,580,961
Penn National Gaming, Inc.(b)(c)	173,047	3,083,698

		10,420,254

Food Distributors-4.75%
Performance Food Group Co.(c)	113,551	3,332,722
US Foods Holding Corp.(c)	144,746	3,112,039

		6,444,761

Hotels, Resorts & Cruise Lines-7.61%
Hilton Worldwide Holdings, Inc.	94,663	7,166,936
Wyndham Destinations, Inc.	123,057	3,146,567

		10,313,503

Leisure Facilities-1.94%
SeaWorld Entertainment, Inc.(b)(c)	179,091	2,630,847

Movies & Entertainment-18.99%
Lions Gate Entertainment Corp., Class A(b)(c)	621,621	4,438,374

	Shares	Value
Movies & Entertainment-(continued)
Live Nation Entertainment, Inc.(c)	85,741	$3,847,199
Madison Square Garden Co. (The), Class A(c)	26,414	4,525,246
Manchester United PLC, Class A (United Kingdom)(b)	274,817	4,619,674
Walt Disney Co. (The)	76,852	8,311,544

		25,742,037

Restaurants-16.93%
Bloomin’ Brands, Inc.	268,981	3,241,221
Chipotle Mexican Grill, Inc.(c)	11,996	10,539,086
Domino’s Pizza, Inc.	14,233	5,151,350
Texas Roadhouse, Inc.	85,529	4,027,560

		22,959,217

Total Common Stocks & Other Equity Interests (Cost $143,366,368)		135,607,096

Money Market Funds-0.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $121,538)	121,538	121,538

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $143,487,906)		135,728,634

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.77%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $5,113,813)	5,113,813	5,113,813

TOTAL INVESTMENTS IN SECURITIES-103.87% (Cost $148,601,719)		140,842,447
OTHER ASSETS LESS LIABILITIES-(3.87)%		(5,252,905)

NET ASSETS-100.00%		$135,589,542

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$124,448	$1,299,632	$ (1,302,542)	$-	$-	$121,538	$2,352

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Dynamic Leisure and Entertainment ETF (PEJ)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	$1,004,340	$44,152,755	$(45,157,095)	$-	$-	$-	$25,333

Invesco Liquid Assets Portfolio, Institutional Class*	334,780	10,981,117	(11,315,854)	-	(43)	-	9,159

Invesco Private Government Fund	-	9,938,994	(4,825,181)	-	-	5,113,813	3

Total	$1,463,568	$66,372,498	$(62,600,672)	$-	$(43)	$5,235,351	$36,847

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Dynamic Media ETF (PBS)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.55%
Advertising-10.77%
Cardlytics, Inc.(b)	11,541	$518,768
Interpublic Group of Cos., Inc. (The)	42,474	721,209
National CineMedia, Inc.	114,881	379,107
Omnicom Group, Inc.	13,320	759,640
TechTarget, Inc.(b)	39,570	922,772

		3,301,496

Broadcasting-20.43%
AMC Networks, Inc., Class A(b)	32,719	780,348
Central European Media Enterprises Ltd., Class A (Czech Republic)(b)	210,442	818,620
Discovery, Inc., Class A(b)(c)	37,533	841,490
Fox Corp., Class A	29,545	764,329
iHeartMedia, Inc., Class A(b)(c)	61,895	434,503
Nexstar Media Group, Inc., Class A	8,277	579,721
Sinclair Broadcast Group, Inc., Class A(c)	39,502	697,210
TEGNA, Inc.	63,464	680,334
ViacomCBS, Inc., Class B	38,758	668,963

		6,265,518

Cable & Satellite-5.07%
Sirius XM Holdings, Inc.(c)	262,780	1,553,030

Interactive Media & Services-32.86%
Alphabet, Inc., Class A(b)	1,291	1,738,590
Facebook, Inc., Class A(b)	8,946	1,831,336
IAC/InterActiveCorp.(b)	4,579	1,023,315
Match Group, Inc.(b)(c)	14,289	1,099,681
Snap, Inc., Class A(b)	115,796	2,039,167
Twitter, Inc.(b)	51,425	1,474,869
Yandex N.V., Class A (Russia)(b)	23,073	871,698

		10,078,656

Movies & Entertainment-17.71%
Liberty Media Corp.-Liberty Formula One, Class A(b)	25,473	770,558
Lions Gate Entertainment Corp., Class A(b)	116,179	829,518

	Shares	Value
Movies & Entertainment-(continued)
Netflix, Inc.(b)	4,567	1,917,455
Spotify Technology S.A.(b)	12,620	1,912,814

		5,430,345

Publishing-7.97%
New York Times Co. (The), Class A	24,972	812,089
News Corp., Class A	77,615	769,165
Scholastic Corp.	29,707	863,583

		2,444,837

Research & Consulting Services-4.74%
IHS Markit Ltd.	21,618	1,454,891

Total Common Stocks & Other Equity Interests (Cost $33,073,181)		30,528,773

Money Market Funds-0.34%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $105,640)	105,640	105,640

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.89% (Cost $33,178,821)		30,634,413

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.83%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $4,547,956)	4,547,956	4,547,956

TOTAL INVESTMENTS IN SECURITIES-114.72% (Cost $37,726,777)		35,182,369
OTHER ASSETS LESS LIABILITIES-(14.72)%.		(4,514,629)

NET ASSETS-100.00%		$30,667,740

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$57,302	$1,180,977	$(1,132,639)	$-	$-	$105,640	$1,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Dynamic Media ETF (PBS)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	$860,884	$54,430,331	$(55,291,215)	$-	$-	$-	$42,742

Invesco Liquid Assets Portfolio, Institutional Class*	286,961	16,142,475	(16,428,954)	-	(482)	-	15,658

Invesco Private Government Fund	-	8,822,602	(4,274,646)	-	-	4,547,956	2

Total	$1,205,147	$80,576,385	$(77,127,454)	$-	$(482)	$4,653,596	$60,221

*	At April 30, 2020, this security was no longer held.
(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Dynamic Networking ETF (PXQ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Application Software-11.71%
Citrix Systems, Inc.	12,091	$1,753,316
Datadog, Inc., Class A(b)	27,130	1,224,106
Dynatrace, Inc.(b)	39,349	1,174,568
Mimecast Ltd.(b)	30,395	1,243,155

		5,395,145

Communications Equipment-29.51%
AudioCodes Ltd. (Israel)	56,030	1,715,078
Ciena Corp.(b)	31,948	1,477,595
Cisco Systems, Inc.	57,005	2,415,872
Comtech Telecommunications Corp.	43,319	801,835
Infinera Corp.(b)	183,899	1,133,737
Lumentum Holdings, Inc.(b)	16,644	1,346,666
Motorola Solutions, Inc.	13,521	1,944,455
NetScout Systems, Inc.(b)	47,374	1,254,464
Ubiquiti, Inc.(c)	9,278	1,503,314

		13,593,016

Consumer Electronics-4.50%
Garmin Ltd.	25,566	2,074,937

Electronic Components-7.03%
Amphenol Corp., Class A	24,654	2,175,962
Belden, Inc.	31,086	1,062,830

		3,238,792

Internet Services & Infrastructure-6.26%
Akamai Technologies, Inc.(b)	13,940	1,362,078
Okta, Inc.(b)	10,054	1,521,170

		2,883,248

Semiconductors-8.70%
Inphi Corp.(b)	17,029	1,643,980
QUALCOMM, Inc.	30,057	2,364,584

		4,008,564

	Shares	Value
Systems Software-26.98%
Check Point Software Technologies Ltd. (Israel)(b)	22,457	$2,374,603
Crowdstrike Holdings, Inc., Class A(b)	21,652	1,464,974
CyberArk Software Ltd.(b)	11,787	1,164,084
FireEye, Inc.(b)	92,876	1,069,003
Fortinet, Inc.(b)	22,238	2,395,922
Qualys, Inc.(b)	16,027	1,689,887
SecureWorks Corp., Class A(b)(c)	92,427	1,051,819
SolarWinds Corp.(b)(c)	71,716	1,217,738

		12,428,030

Technology Hardware, Storage & Peripherals-5.32%
Apple, Inc.	8,345	2,451,761

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $43,489,759)		46,073,493

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.34%
Invesco Private Government Fund, 0.01%(d)(e)(f) (Cost $1,998,897)	1,998,897	1,998,897

TOTAL INVESTMENTS IN SECURITIES-104.35% (Cost $45,488,656)		48,072,390
OTHER ASSETS LESS LIABILITIES-(4.35)%		(2,002,812)

NET ASSETS-100.00%		$46,069,578

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$149,027	$1,525,401	$(1,674,428)	$-	$-	$-	$1,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Dynamic Networking ETF (PXQ)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	$1,275,053	$31,251,161	$(32,526,214)	$-	$-	$-	$21,635

Invesco Liquid Assets Portfolio, Institutional Class*	425,018	10,017,048	(10,441,563)	-	(503)	-	7,964

Invesco Private Government Fund	-	3,896,637	(1,897,740)	-	-	1,998,897	1

Total	$1,849,098	$46,690,247	$(46,539,945)	$-	$(503)	$1,998,897	$31,588

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dynamic Oil & Gas Services ETF (PXJ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Oil & Gas Drilling-11.90%
Helmerich & Payne, Inc.	13,200	$260,964
Nabors Industries Ltd.(b)	3,443	50,715
Patterson-UTI Energy, Inc.	51,546	190,205
Transocean Ltd.(b)(c)	162,786	208,366

		710,250

Oil & Gas Equipment & Services-69.74%
Apergy Corp.(c)	26,500	244,065
Archrock, Inc.	41,968	201,866
Baker Hughes Co., Class A	29,394	410,046
Cactus, Inc., Class A	11,398	202,657
Core Laboratories N.V.	10,731	210,435
Dril-Quip, Inc.(c)	8,716	288,761
Frank’s International N.V.(c)	80,102	194,648
Halliburton Co.	28,178	295,869
Helix Energy Solutions Group, Inc.(c)	44,970	114,224
National Energy Services Reunited Corp.(c)	36,330	185,646
National Oilwell Varco, Inc.	26,036	329,095
NexTier Oilfield Solutions, Inc.(c)	61,919	143,652
Oceaneering International, Inc.(c)	28,266	145,287
ProPetro Holding Corp.(c)	35,137	148,981
RPC, Inc.(b)	84,800	289,168
Schlumberger Ltd.	18,255	307,049
TechnipFMC PLC (United Kingdom)	32,022	285,316
USA Compression Partners L.P.	20,880	167,249

		4,164,014

Oil & Gas Storage & Transportation-18.26%
DHT Holdings, Inc.	55,397	402,182

	Shares	Value
Oil & Gas Storage & Transportation-(continued)
Frontline Ltd. (Norway)(b)	37,949	$355,203
Scorpio Tankers, Inc. (Monaco)	15,218	333,122

		1,090,507

Total Common Stocks & Other Equity Interests (Cost $13,590,687)		5,964,771

Money Market Funds-1.96%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $116,865)	116,865	116,865

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.86% (Cost $13,707,552)		6,081,636

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.62%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $693,740)	693,740	693,740

TOTAL INVESTMENTS IN SECURITIES-113.48% (Cost $14,401,292)		6,775,376
OTHER ASSETS LESS LIABILITIES-(13.48)%		(804,721)

NET ASSETS-100.00%		$5,970,655

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$112,339	$483,235	$(478,709)	$-	$-	$116,865	$1,887

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	714,857	14,076,544	(14,791,401)	-	-	-	13,787

Invesco Liquid Assets Portfolio, Institutional Class*	238,286	4,066,433	(4,304,706)	-	(13)	-	4,954

Invesco Private Government Fund	-	1,284,501	(590,761)	-	-	693,740	-

Total	$1,065,482	$19,910,713	$(20,165,577)	$-	$(13)	$810,605	$20,628

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Dynamic Oil & Gas Services ETF (PXJ)–(continued)

April 30, 2020

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Dynamic Pharmaceuticals ETF (PJP)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Biotechnology-30.53%
AbbVie, Inc.	198,206	$16,292,533
Alexion Pharmaceuticals, Inc.(b)	100,321	10,781,498
Amgen, Inc.	83,200	19,903,104
Biogen, Inc.(b)	29,705	8,817,335
Eagle Pharmaceuticals, Inc.(b)	196,733	10,029,448
Emergent BioSolutions, Inc.(b)	166,513	12,313,636
Gilead Sciences, Inc.	126,806	10,651,704
Ligand Pharmaceuticals, Inc.(b)(c)	89,325	8,804,765
Regeneron Pharmaceuticals, Inc.(b)	21,403	11,255,410

		108,849,433

Health Care Equipment-5.52%
Abbott Laboratories	213,765	19,685,619

Pharmaceuticals-63.96%
Allergan PLC	48,716	9,126,455
Amphastar Pharmaceuticals, Inc.(b)	544,378	9,227,207
ANI Pharmaceuticals, Inc.(b)	191,370	7,656,714
Bausch Health Cos., Inc.(b)	409,976	7,428,765
Bristol-Myers Squibb Co.	284,182	17,281,107
Corcept Therapeutics, Inc.(b)	692,104	8,762,037
Eli Lilly and Co.	131,035	20,263,252
Endo International PLC(b)	1,639,905	7,543,563
Horizon Therapeutics PLC(b)	271,070	9,769,363
Innoviva, Inc.(b)	683,901	9,697,716
Jazz Pharmaceuticals PLC(b)	81,438	8,978,540
Johnson & Johnson	121,700	18,259,868
Merck & Co., Inc.	216,835	17,203,689

	Shares	Value
Pharmaceuticals-(continued)
Mylan N.V.(b)	494,254	$8,288,640
Pacira BioSciences, Inc.(b)	215,616	8,902,785
Perrigo Co. PLC	178,168	9,496,354
Pfizer, Inc.	496,485	19,045,165
Prestige Consumer Healthcare, Inc.(b)	245,223	9,978,124
Supernus Pharmaceuticals, Inc.(b)	511,701	11,973,803
Taro Pharmaceutical Industries Ltd.(b)	132,065	9,127,012

		228,010,159

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $323,177,450)		356,545,211

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.33%
Invesco Private Government Fund, 0.01%(d)(e)(f) (Cost $8,293,767)	8,293,767	8,293,767

TOTAL INVESTMENTS IN SECURITIES-102.34% (Cost $331,471,217)		364,838,978
OTHER ASSETS LESS LIABILITIES-(2.34)%		(8,341,560)

NET ASSETS-100.00%		$356,497,418

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$59,262	$18,225,560	$(18,284,822)	$-	$-	$-	$10,178

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	564,992	83,710,639	(84,275,631)	-	-	-	63,165

Invesco Liquid Assets Portfolio, Institutional Class*	188,331	26,743,137	(26,929,424)	-	(2,044)	-	22,823

Invesco Private Government Fund	-	15,936,531	(7,642,764)	-	-	8,293,767	4

Total	$812,585	$144,615,867	$(137,132,641)	$-	$(2,044)	$8,293,767	$96,170

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Dynamic Semiconductors ETF (PSI)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Semiconductor Equipment-36.21%
ACM Research, Inc., Class A(b)(c)	175,242	$6,997,413
Amkor Technology, Inc.(b)	615,890	6,084,993
Applied Materials, Inc.	197,893	9,831,324
Entegris, Inc.	119,913	6,502,882
FormFactor, Inc.(b)	274,799	6,402,817
Ichor Holdings Ltd.(b)	212,310	5,286,519
KLA Corp.	41,577	6,822,370
Kulicke & Soffa Industries, Inc. (Singapore)	279,036	6,688,493
Lam Research Corp.	39,483	10,079,220
Photronics, Inc.(b)	498,198	5,953,466
Teradyne, Inc.	105,338	6,587,839
Ultra Clean Holdings, Inc.(b)	308,409	5,671,642

		82,908,978

Semiconductors-63.72%
Advanced Micro Devices, Inc.(b)	256,305	13,427,819
Ambarella, Inc.(b)	105,391	5,541,459
Cirrus Logic, Inc.(b)	91,943	6,950,891
Inphi Corp.(b)	84,157	8,124,517
Intel Corp.	202,044	12,118,599
Lattice Semiconductor Corp.(b)	355,856	8,010,318
MACOM Technology Solutions Holdings, Inc.(b)	254,877	7,814,529
Maxim Integrated Products, Inc.	109,949	6,044,996
Micron Technology, Inc.(b)	223,014	10,680,140
NVIDIA Corp.	44,656	13,052,056
NXP Semiconductors N.V. (Netherlands)	53,670	5,343,922
Power Integrations, Inc.	70,029	7,167,468
QUALCOMM, Inc.	148,539	11,685,563
Rambus, Inc.(b)	442,642	5,546,304

	Shares	Value
Semiconductors-(continued)
Skyworks Solutions, Inc.	63,066	$6,551,296
Synaptics, Inc.(b)	95,436	6,240,560
Texas Instruments, Inc.	99,709	11,573,224

		145,873,661

Total Common Stocks & Other Equity Interests (Cost $198,254,575)		228,782,639

Money Market Funds-0.17%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $396,362)	396,362	396,362

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $198,650,937)		229,179,001

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.25%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $567,334)	567,334	567,334

TOTAL INVESTMENTS IN SECURITIES-100.35% (Cost $199,218,271)		229,746,335
OTHER ASSETS LESS LIABILITIES-(0.35)%		(799,936)

NET ASSETS-100.00%		$228,946,399

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$155,934	$8,429,520	$(8,189,092)	$-	$-	$396,362	$3,600
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	24,527,229	(24,527,229)	-	-	-	9,266
Invesco Liquid Assets Portfolio, Institutional Class*	-	7,364,020	(7,364,435)	-	415	-	3,465
Invesco Private Government Fund	-	2,764,560	(2,197,226)	-	-	567,334	1

Total	$155,934	$43,085,329	$(42,277,982)	$-	$415	$963,696	$16,332

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Dynamic Semiconductors ETF (PSI)–(continued)

April 30, 2020

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Dynamic Software ETF (PSJ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Alternative Carriers-3.35%
Bandwidth, Inc., Class A(b)(c)	164,177	$13,390,276

Application Software-44.68%
Adobe, Inc.(b)	57,128	20,202,746
Agilysys, Inc.(b)	340,582	6,672,001
ANSYS, Inc.(b)	78,974	20,677,762
Citrix Systems, Inc.	102,139	14,811,176
Coupa Software, Inc.(b)	68,430	12,049,839
Datadog, Inc., Class A(b)	229,186	10,340,872
Fair Isaac Corp.(b)	28,726	10,138,554
Manhattan Associates, Inc.(b)	152,138	10,792,670
Model N, Inc.(b)	361,542	10,434,102
Nuance Communications, Inc.(b)	489,399	9,885,860
Paylocity Holding Corp.(b)	81,178	9,297,316
Sapiens International Corp. N.V. (Israel)	444,325	10,992,601
SS&C Technologies Holdings, Inc.	189,429	10,448,904
Synopsys, Inc.(b)	140,914	22,140,408

		178,884,811

Cable & Satellite-4.55%
Liberty Broadband Corp., Class C(b)	148,492	18,216,998

Data Processing & Outsourced Services-5.53%
Black Knight, Inc.(b)	156,131	11,018,165
Jack Henry & Associates, Inc.	68,051	11,129,741

		22,147,906

Health Care Technology-13.92%
Allscripts Healthcare Solutions, Inc.(b)	1,329,607	8,642,445
Cerner Corp.	275,884	19,143,591
HealthStream, Inc.(b)	431,385	9,846,363
Inovalon Holdings, Inc., Class A(b)	547,486	9,581,005
NextGen Healthcare, Inc.(b)	807,772	8,521,994

		55,735,398

Interactive Home Entertainment-16.67%
Activision Blizzard, Inc.	330,559	21,066,525
Electronic Arts, Inc.(b)	187,673	21,443,517

	Shares	Value
Interactive Home Entertainment-(continued)
Glu Mobile, Inc.(b)	1,482,340	$11,562,252
Sciplay Corp., Class A(b)(d)	1,200,594	12,666,267

		66,738,561

Movies & Entertainment-2.90%
Roku, Inc.(b)	95,586	11,587,891

Systems Software-8.41%
Microsoft Corp.	121,895	21,844,804
NortonLifeLock, Inc.	555,584	11,817,272

		33,662,076

Total Common Stocks & Other Equity Interests (Cost $383,514,891)		400,363,917

Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $144,610)	144,610	144,610

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $383,659,501)		400,508,527

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.90%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $3,593,790)	3,593,790	3,593,790

TOTAL INVESTMENTS IN SECURITIES-100.94% (Cost $387,253,291)		404,102,317
OTHER ASSETS LESS LIABILITIES-(0.94)%		(3,762,971)

NET ASSETS-100.00%		$400,339,346

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$143,208	$12,399,114	$(12,397,712)	$-	$-	$144,610	$4,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Dynamic Software ETF (PSJ)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	$10,756,766	$144,911,697	$(155,668,463)	$-	$-	$-	$100,131
Invesco Liquid Assets Portfolio, Institutional Class*	3,585,589	33,940,664	(37,525,061)	-	(1,192)	-	36,016
Invesco Private Government Fund	-	7,187,580	(3,593,790)	-	-	3,593,790	2
Investments in Other Affiliates:
Sciplay Corp., Class A	-	17,841,844	(2,372,698)	(2,391,823)	(411,056)	12,666,267	-

Total	$14,485,563	$216,280,899	$(211,557,724)	$(2,391,823)	$(412,248)	$16,404,667	$140,415

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Statements of Assets and Liabilities

April 30, 2020

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)
Assets:
Unaffiliated investments in securities, at value(a)	$220,833,012	$69,754,278	$16,680,715	$63,751,511
Affiliated investments in securities, at value	6,408,554	136,080	3,391,624	403,791
Cash	2,876	-	-	124
Receivable for:
Dividends	27	12,352	773	41,334
Securities lending	3,562	-	11,910	111
Investments sold	-	-	-	-
Fund shares sold	-	-	-	-

Total assets	227,248,031	69,902,710	20,085,022	64,196,871

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased	-	-	-	-
Collateral upon return of securities loaned	6,405,928	-	3,284,808	304,437
Fund shares repurchased	-	-	-	-
Expenses recaptured	-	-	-	13,257
Accrued advisory fees	85,410	18,563	11,373	25,315
Accrued trustees’ and officer’s fees	54,067	38,258	38,471	44,529
Accrued expenses	91,400	92,476	57,706	63,472

Total liabilities	6,636,805	149,297	3,392,358	451,010

Net Assets	$220,611,226	$69,753,413	$16,692,664	$63,745,861

Net assets consist of:
Shares of beneficial interest	$434,484,092	$154,418,897	$146,968,125	$146,336,248
Distributable earnings (loss)	(213,872,866)	(84,665,484)	(130,275,461)	(82,590,387)

Net Assets	$220,611,226	$69,753,413	$16,692,664	$63,745,861

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,150,000	2,700,000	1,650,000	2,100,000
Net asset value	$53.16	$25.83	$10.12	$30.36

Market price	$53.27	$25.89	$10.11	$30.38

Unaffiliated investments in securities, at cost	$209,465,440	$83,872,305	$24,905,021	$65,016,507

Affiliated investments in securities, at cost	$6,408,554	$136,080	$3,391,624	$403,791

(a)Includes securities on loan with an aggregate value of:	$6,082,671	$-	$3,242,324	$295,585

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)

$135,607,096	$30,528,773	$46,073,493	$5,964,771	$356,545,211	$228,782,639	$387,697,650
5,235,351	4,653,596	1,998,897	810,605	8,293,767	963,696	16,404,667
10	20	-	-	-	-	2,675

18,269	8,511	4,218	27	465,614	9,793	137,228
1,015	7,111	881	278	2,081	1,288	1,472
-	139,825	1,269,375	10,304	-	3,314,530	-
26,224,633	-	-	-	-	-	-

167,086,374	35,337,836	49,346,864	6,785,985	365,306,673	233,071,946	404,243,692

-	-	1,154,806	-	194,777	-	-

26,226,127	-	-	-	-	-	-
5,113,813	4,547,956	1,998,897	693,740	8,293,767	567,334	3,593,790
-	-	-	-	-	3,317,097	-
-	-	-	-	-	-	-
40,320	20,503	22,912	14,523	135,659	89,266	152,729
38,066	39,619	34,198	44,686	81,888	37,881	40,799
78,506	62,018	66,473	62,381	103,164	113,969	117,028

31,496,832	4,670,096	3,277,286	815,330	8,809,255	4,125,547	3,904,346

$135,589,542	$30,667,740	$46,069,578	$5,970,655	$356,497,418	$228,946,399	$400,339,346

$219,640,987	$118,331,687	$88,532,938	$116,359,605	$752,395,243	$242,802,765	$426,901,195
(84,051,445)	(87,663,947)	(42,463,360)	(110,388,950)	(395,897,825)	(13,856,366)	(26,561,849)

$135,589,542	$30,667,740	$46,069,578	$5,970,655	$356,497,418	$228,946,399	$400,339,346

4,950,000	1,100,000	800,000	2,500,000	5,700,000	3,600,000	4,050,000
$27.39	$27.88	$57.59	$2.39	$62.54	$63.60	$98.85

$27.48	$27.85	$57.51	$2.40	$62.49	$63.71	$98.80

$143,366,368	$33,073,181	$43,489,759	$13,590,687	$323,177,450	$198,254,575	$368,456,801

$5,235,351	$4,653,596	$1,998,897	$810,605	$8,293,767	$963,696	$18,796,490

$4,691,736	$4,163,280	$1,909,248	$635,221	$7,924,241	$532,467	$3,652,012

49

Statements of Operations

For the year ended April 30, 2020

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)
Investment income:
Unaffiliated dividend income	$1,307,546	$1,034,399	$528,755	$1,280,042
Affiliated dividend income	3,813	2,929	1,475	2,227
Securities lending income	12,187	102	107,634	7,107
Foreign withholding tax	-	-	-	-

Total investment income	1,323,546	1,037,430	637,864	1,289,376

Expenses:
Advisory fees	1,135,432	530,047	130,261	345,517
Sub-licensing fees	68,131	31,805	7,817	20,733
Accounting & administration fees	34,295	12,186	19,289	18,681
Professional fees	25,138	24,089	24,280	23,409
Printing fees	21,576	15,139	11,891	9,505
Custodian & transfer agent fees	4,310	(2,466)	14,818	1,147
Trustees’ and officer’s fees	(932)	1,371	(74)	(971)
Listing fee and expenses	9,000	7,000	7,000	9,000
Recapture (Note 3)	-	-	-	2,585
Proxy fees	6,730	5,782	5,185	5,465
Other expenses	7,231	5,126	4,641	5,758

Total expenses	1,310,911	630,079	225,108	440,829

Less: Waivers	(388)	(300)	(55,956)	(247)

Net expenses	1,310,523	629,779	169,152	440,582

Net investment income	13,023	407,651	468,712	848,794

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(37,600,586)	(1,662,713)	(18,307,139)	(4,234,049)
Affiliated investment securities	(925)	-	(819)	(29)
Unaffiliated in-kind redemptions	32,990,386	13,645,720	222,911	4,708,564
Affiliated in-kind redemptions	-	-	-	-

Net realized gain (loss)	(4,611,125)	11,983,007	(18,085,047)	474,486

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	6,780,837	(23,718,866)	1,607,346	(8,005,140)
Affiliated investment securities	-	-	-	-

Change in net unrealized appreciation (depreciation)	6,780,837	(23,718,866)	1,607,346	(8,005,140)

Net realized and unrealized gain (loss)	2,169,712	(11,735,859)	(16,477,701)	(7,530,654)

Net increase (decrease) in net assets resulting from operations	$2,182,735	$(11,328,208)	$(16,008,989)	$(6,681,860)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)

$588,789	$514,105	$485,758	$242,202	$5,413,817	$2,156,672	$1,841,329
2,352	1,819	1,988	1,887	10,178	3,600	4,266
6,261	23,939	16,368	9,373	11,660	4,056	1,044,087
-	-	-	(1,613)	-	(11,736)	(55,467)

597,402	539,863	504,114	251,849	5,435,655	2,152,592	2,834,215

269,516	270,447	311,674	57,639	1,838,459	1,011,179	2,407,148
16,172	16,229	18,704	3,459	110,316	60,675	145,350
20,286	19,462	20,153	15,890	42,451	19,179	47,400
24,615	24,253	23,407	23,870	27,074	24,694	25,678
24,753	7,987	7,444	6,400	37,538	18,593	22,057
1,757	2,597	7,784	3,866	(9,416)	2,283	3,438
349	(99)	1,476	(2,011)	(5,701)	2,881	5,929
8,000	9,000	7,000	7,000	7,000	7,000	7,000
-	-	-	-	-	-	-
5,384	5,479	5,433	5,047	7,855	6,181	8,467
5,278	5,156	4,027	4,351	8,384	4,925	5,083

376,110	360,511	407,102	125,511	2,063,960	1,157,590	2,677,550

(31,386)	(14,458)	(9,149)	(48,044)	(1,537)	(433)	(440)

344,724	346,053	397,953	77,467	2,062,423	1,157,157	2,677,110

252,678	193,810	106,161	174,382	3,373,232	995,435	157,105

(8,799,830)	(8,266,495)	(6,530,984)	(8,476,419)	(56,128,403)	(5,228,015)	(20,311,694)
(43)	(482)	(503)	(13)	(2,044)	415	(7,418)
5,579,180	5,634,900	11,965,026	(333,789)	27,686,619	15,363,646	56,882,745
-	-	-	-	-	-	(404,830)

(3,220,693)	(2,632,077)	5,433,539	(8,810,221)	(28,443,828)	10,136,046	36,158,803

(10,956,892)	(8,731,231)	(13,283,642)	(2,081,894)	21,870,879	1,244,540	(41,222,251)
-	-	-	-	-	-	(2,391,823)

(10,956,892)	(8,731,231)	(13,283,642)	(2,081,894)	21,870,879	1,244,540	(43,614,074)

(14,177,585)	(11,363,308)	(7,850,103)	(10,892,115)	(6,572,949)	11,380,586	(7,455,271)

$(13,924,907)	$(11,169,498)	$(7,743,942)	$(10,717,733)	$(3,199,717)	$12,376,021	$(7,298,166)

51

Statements of Changes in Net Assets

For the years ended April 30, 2020 and 2019

	Invesco Dynamic Biotechnology & Genome ETF (PBE)		Invesco Dynamic Building & Construction ETF (PKB)
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$13,023	$(809,740)	$407,651	$779,256
Net realized gain (loss)	(4,611,125)	21,441,898	11,983,007	(11,370,343)
Change in net unrealized appreciation (depreciation)	6,780,837	(6,492,275)	(23,718,866)	2,686,239

Net increase (decrease) in net assets resulting from operations	2,182,735	14,139,883	(11,328,208)	(7,904,848)

Distributions to Shareholders from:
Distributable earnings	(123,165)	(11,178)	(481,809)	(854,627)

Shareholder Transactions:
Proceeds from shares sold	181,960,855	182,767,340	84,855,125	124,857,662
Value of shares repurchased	(211,436,290)	(181,778,588)	(121,930,900)	(277,968,568)

Net increase (decrease) in net assets resulting from share transactions	(29,475,435)	988,752	(37,075,775)	(153,110,906)

Net increase (decrease) in net assets	(27,415,865)	15,117,457	(48,885,792)	(161,870,381)

Net assets:
Beginning of year	248,027,091	232,909,634	118,639,205	280,509,586

End of year	$220,611,226	$248,027,091	$69,753,413	$118,639,205

Changes in Shares Outstanding:
Shares sold	3,400,000	3,250,000	2,600,000	4,100,000
Shares repurchased	(4,000,000)	(3,350,000)	(3,850,000)	(9,400,000)
Shares outstanding, beginning of year	4,750,000	4,850,000	3,950,000	9,250,000

Shares outstanding, end of year	4,150,000	4,750,000	2,700,000	3,950,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Dynamic Energy Exploration & Production ETF (PXE)		Invesco Dynamic Food & Beverage ETF (PBJ)		Invesco Dynamic Leisure and Entertainment ETF (PEJ)		Invesco Dynamic Media ETF (PBS)
2020	2019	2020	2019	2020	2019	2020	2019

$468,712	$630,534	$848,794	$771,747	$252,678	$495,528	$193,810	$291,253
(18,085,047)	(5,378,827)	474,486	(1,420,129)	(3,220,693)	(3,924,994)	(2,632,077)	3,020,790
1,607,346	(18,782,093)	(8,005,140)	3,677,368	(10,956,892)	(1,778,186)	(8,731,231)	5,886,119

(16,008,989)	(23,530,386)	(6,681,860)	3,028,986	(13,924,907)	(5,207,652)	(11,169,498)	9,198,162

(505,197)	(706,116)	(932,756)	(759,871)	(332,937)	(634,213)	(217,169)	(415,501)

3,595,646	101,184,657	38,927,220	40,972,298	149,321,109	150,611,248	21,268,264	84,195,471
(10,467,051)	(86,194,334)	(39,397,641)	(50,142,813)	(66,674,797)	(194,292,631)	(67,562,077)	(52,710,381)

(6,871,405)	14,990,323	(470,421)	(9,170,515)	82,646,312	(43,681,383)	(46,293,813)	31,485,090

(23,385,591)	(9,246,179)	(8,085,037)	(6,901,400)	68,388,468	(49,523,248)	(57,680,480)	40,267,751

40,078,255	49,324,434	71,830,898	78,732,298	67,201,074	116,724,322	88,348,220	48,080,469

$16,692,664	$40,078,255	$63,745,861	$71,830,898	$135,589,542	$67,201,074	$30,667,740	$88,348,220

500,000	3,800,000	1,150,000	1,250,000	5,200,000	3,250,000	650,000	2,600,000
(900,000)	(3,800,000)	(1,150,000)	(1,550,000)	(1,750,000)	(4,350,000)	(2,100,000)	(1,700,000)
2,050,000	2,050,000	2,100,000	2,400,000	1,500,000	2,600,000	2,550,000	1,650,000

1,650,000	2,050,000	2,100,000	2,100,000	4,950,000	1,500,000	1,100,000	2,550,000

53

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2020 and 2019

	Invesco Dynamic		Invesco Dynamic Oil & Gas
	Networking ETF (PXQ)		Services ETF (PXJ)
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$106,161	$826,226	$174,382	$130,491
Net realized gain (loss)	5,433,539	2,519,219	(8,810,221)	(2,271,801)
Change in net unrealized appreciation (depreciation)	(13,283,642)	11,758,442	(2,081,894)	(6,350,850)

Net increase (decrease) in net assets resulting from operations	(7,743,942)	15,103,887	(10,717,733)	(8,492,160)

Distributions to Shareholders from:
Distributable earnings	(172,521)	(851,255)	(179,231)	(193,273)

Shareholder Transactions:
Proceeds from shares sold	25,528,975	66,219,472	939,565	12,414,658
Value of shares repurchased	(72,593,520)	(39,512,641)	(1,590,954)	(24,037,714)

Net increase (decrease) in net assets resulting from share transactions	(47,064,545)	26,706,831	(651,389)	(11,623,056)

Net increase (decrease) in net assets	(54,981,008)	40,959,463	(11,548,353)	(20,308,489)

Net assets:
Beginning of year	101,050,586	60,091,123	17,519,008	37,827,497

End of year	$46,069,578	$101,050,586	$5,970,655	$17,519,008

Changes in Shares Outstanding:
Shares sold	450,000	1,150,000	350,000	1,300,000
Shares repurchased	(1,250,000)	(750,000)	(400,000)	(2,650,000)
Shares outstanding, beginning of year	1,600,000	1,200,000	2,550,000	3,900,000

Shares outstanding, end of year	800,000	1,600,000	2,500,000	2,550,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Dynamic Pharmaceuticals ETF (PJP)		Invesco Dynamic Semiconductors ETF (PSI)		Invesco Dynamic Software ETF (PSJ)
2020	2019	2020	2019	2020	2019

$3,373,232	$5,311,743	$995,435	$1,775,828	$157,105	$(728,762)
(28,443,828)	13,654,680	10,136,046	27,429,506	36,158,803	32,155,925
21,870,879	710,432	1,244,540	8,851,111	(43,614,074)	44,624,284

(3,199,717)	19,676,855	12,376,021	38,056,445	(7,298,166)	76,051,447

(3,496,032)	(5,380,286)	(1,250,725)	(1,907,533)	(498,339)	-

123,300,920	148,549,343	121,622,255	157,705,240	552,465,454	555,545,576
(176,698,349)	(272,009,569)	(104,224,135)	(308,886,292)	(581,572,532)	(350,138,139)

(53,397,429)	(123,460,226)	17,398,120	(151,181,052)	(29,107,078)	205,407,437

(60,093,178)	(109,163,657)	28,523,416	(115,032,140)	(36,903,583)	281,458,884

416,590,596	525,754,253	200,422,983	315,455,123	437,242,929	155,784,045

$356,497,418	$416,590,596	$228,946,399	$200,422,983	$400,339,346	$437,242,929

2,000,000	2,100,000	1,950,000	2,900,000	5,650,000	6,700,000
(2,950,000)	(4,000,000)	(1,800,000)	(5,900,000)	(6,150,000)	(4,350,000)
6,650,000	8,550,000	3,450,000	6,450,000	4,550,000	2,200,000

5,700,000	6,650,000	3,600,000	3,450,000	4,050,000	4,550,000

55

Financial Highlights

Invesco Dynamic Biotechnology & Genome ETF (PBE)

	Years Ended April 30,
	2020	2019		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$52.22	$48.02		$43.11	$39.35	$52.98

Net investment income (loss)(a)	0.00 (b)	(0.16)		0.00 (b)	0.33	0.50
Net realized and unrealized gain (loss) on investments	0.97	4.36		5.13	3.63	(13.56)

Total from investment operations	0.97	4.20		5.13	3.96	(13.06)

Distributions to shareholders from:
Net investment income	(0.03)	(0.00	)(c)	(0.22)	(0.20)	(0.57)

Net asset value at end of year	$53.16	$52.22		$48.02	$43.11	$39.35

Market price at end of year(d)	$53.27	$52.22		$48.08	$43.13	$39.35

Net Asset Value Total Return(e)	1.87%	8.75%		11.94%	10.09%	(24.92)%
Market Price Total Return(e)	2.08%	8.62%		12.04%	10.15%	(24.88)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$220,611	$248,027		$232,910	$230,631	$267,584
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.57%		0.59%	0.58%	0.58%
Expenses, prior to Waivers	0.58%	0.57%		0.59%	0.58%	0.58%
Net investment income (loss)	0.01%	(0.29)%		0.01%	0.81%	1.00%
Portfolio turnover rate(f)	252%	117%		141%	69%	74%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Building & Construction ETF (PKB)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$30.04	$30.33	$29.58	$25.08	$22.99

Net investment income(a)	0.12	0.13	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investments	(4.19)	(0.29)	0.73	4.52	2.08

Total from investment operations	(4.07)	(0.16)	0.81	4.59	2.12

Distributions to shareholders from:
Net investment income	(0.14)	(0.13)	(0.06)	(0.09)	(0.03)

Net asset value at end of year	$25.83	$30.04	$30.33	$29.58	$25.08

Market price at end of year(b)	$25.89	$30.05	$30.34	$29.60	$25.08

Net Asset Value Total Return(c)	(13.59)%	(0.47)%	2.73%	18.33%	9.21%
Market Price Total Return(c)	(13.42)%	(0.47)%	2.70%	18.41%	9.26%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$69,753	$118,639	$280,510	$317,995	$60,201
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.60%	0.58%	0.63%	0.63%
Expenses, prior to Waivers	0.59%	0.60%	0.58%	0.63%	0.68%
Net investment income	0.38%	0.44%	0.24%	0.24%	0.18%
Portfolio turnover rate(d)	139%	148%	143%	129%	90%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights–(continued)

Invesco Dynamic Energy Exploration & Production ETF (PXE)

	Years Ended April 30,
	2020		2019	2018	2017		2016
Per Share Operating Performance:
Net asset value at beginning of year	$19.55		$24.06	$20.28	$22.63		$31.78

Net investment income(a)	0.26		0.20	0.28	0.24		0.51
Net realized and unrealized gain (loss) on investments	(9.41)		(4.48)	3.89	(1.15)		(9.04)

Total from investment operations	(9.15)		(4.28)	4.17	(0.91)		(8.53)

Distributions to shareholders from:
Net investment income	(0.28)		(0.23)	(0.39)	(1.44)		(0.62)

Net asset value at end of year	$10.12		$19.55	$24.06	$20.28		$22.63

Market price at end of year(b)	$10.11		$19.57	$24.12	$20.28		$22.63

Net Asset Value Total Return(c)	(47.06)%		(17.84)%	21.00%	(3.96)%		(26.93)%
Market Price Total Return(c)	(47.17)%		(17.96)%	21.31%	(3.96)%		(26.91)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$16,693		$40,078	$49,324	$55,760		$74,682
Ratio to average net assets of:
Expenses, after Waivers	0.65	%(d)	0.63%	0.65%	0.80	%(e)	0.65%
Expenses, prior to Waivers	0.86	%(d)	0.64%	0.77%	0.88	%(e)	0.67%
Net investment income	1.80	%(d)	0.82%	1.37%	1.13%		2.09%
Portfolio turnover rate(f)	126%		110%	87%	91%		134%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)

Expenses, after Waivers and Expenses, prior to Waivers include state income taxes paid during the fiscal year ended April 30, 2017. Expenses, after Waivers and Expenses, prior to Waivers excluding the taxes paid are 0.63% and 0.71%, respectively.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights–(continued)

Invesco Dynamic Food & Beverage ETF (PBJ)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$34.21		$32.81	$33.75	$32.31	$31.45

Net investment income(a)	0.41		0.34	0.41	0.33	0.39
Net realized and unrealized gain (loss) on investments	(3.81)		1.39	(0.99)	1.61	0.88

Total from investment operations	(3.40)		1.73	(0.58)	1.94	1.27

Distributions to shareholders from:
Net investment income	(0.45)		(0.33)	(0.36)	(0.50)	(0.41)

Net asset value at end of year	$30.36		$34.21	$32.81	$33.75	$32.31

Market price at end of year(b)	$30.38		$34.19	$32.76	$33.74	$32.30

Net Asset Value Total Return(c)	(10.00)%		5.37%	(1.70)%	6.03%	4.06%
Market Price Total Return(c)	(9.90)%		5.47%	(1.82)%	6.03%	4.10%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$63,746		$71,831	$78,732	$146,821	$300,455
Ratio to average net assets of:
Expenses, after Waivers	0.64	%(d)	0.63%	0.63%	0.59%	0.58%
Expenses, prior to Waivers	0.64	%(d)	0.65%	0.65%	0.59%	0.58%
Net investment income	1.23	%(d)	1.05%	1.25%	0.99%	1.21%
Portfolio turnover rate(e)	136%		122%	147%	145%	109%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$44.80		$44.89	$42.00	$35.69	$36.40

Net investment income(a)	0.18		0.19	0.41	0.31	0.11
Net realized and unrealized gain (loss) on investments	(17.35)		(0.05)	2.86	6.26	(0.74)

Total from investment operations	(17.17)		0.14	3.27	6.57	(0.63)

Distributions to shareholders from:
Net investment income	(0.24)		(0.23)	(0.38)	(0.26)	(0.08)

Net asset value at end of year	$27.39		$44.80	$44.89	$42.00	$35.69

Market price at end of year(b)	$27.48		$44.78	$44.96	$42.00	$35.68

Net Asset Value Total Return(c)	(38.42)%		0.33%	7.84%	18.52%	(1.73)%
Market Price Total Return(c)	(38.19)%		0.12%	8.01%	18.55%	(1.73)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$135,590		$67,201	$116,724	$144,902	$142,754
Ratio to average net assets of:
Expenses, after Waivers	0.64	%(d)	0.63%	0.63%	0.61%	0.61%
Expenses, prior to Waivers	0.70	%(d)	0.63%	0.65%	0.61%	0.61%
Net investment income	0.47	%(d)	0.42%	0.97%	0.83%	0.29%
Portfolio turnover rate(e)	163%		207%	177%	183%	136%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights–(continued)

Invesco Dynamic Media ETF (PBS)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$34.65		$29.14	$27.97	$25.13	$26.73

Net investment income(a)	0.12		0.16	0.15	0.06	0.07
Net realized and unrealized gain (loss) on investments	(6.75)		5.58	1.14	2.82	(1.45)

Total from investment operations	(6.63)		5.74	1.29	2.88	(1.38)

Distributions to shareholders from:
Net investment income	(0.14)		(0.23)	(0.12)	(0.04)	(0.22)

Net asset value at end of year	$27.88		$34.65	$29.14	$27.97	$25.13

Market price at end of year(b)	$27.85		$34.65	$29.16	$27.98	$25.12

Net Asset Value Total Return(c)	(19.20)%		19.81%	4.64%	11.49%	(5.18)%
Market Price Total Return(c)	(19.28)%		19.73%	4.67%	11.57%	(5.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$30,668		$88,348	$48,080	$148,230	$90,461
Ratio to average net assets of:
Expenses, after Waivers	0.64	%(d)	0.63%	0.63%	0.63%	0.61%
Expenses, prior to Waivers	0.67	%(d)	0.67%	0.68%	0.63%	0.61%
Net investment income	0.36	%(d)	0.49%	0.53%	0.21%	0.26%
Portfolio turnover rate(e)	146%		103%	150%	103%	124%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Networking ETF (PXQ)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$63.16		$50.08	$43.58	$33.65	$36.65

Net investment income(a)	0.10		0.66	0.18	0.21	0.15
Net realized and unrealized gain (loss) on investments	(5.51)		13.13	6.62	9.90	(3.15)

Total from investment operations	(5.41)		13.79	6.80	10.11	(3.00)

Distributions to shareholders from:
Net investment income	(0.16)		(0.71)	(0.30)	(0.18)	-
Net asset value at end of year	$57.59		$63.16	$50.08	$43.58	$33.65

Market price at end of year(b)	$57.51		$63.14	$50.10	$43.59	$33.65

Net Asset Value Total Return(c)	(8.56)%		27.90%	15.70%	30.19%	(8.19)%
Market Price Total Return(c)	(8.66)%		27.81%	15.73%	30.22%	(8.16)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$46,070		$101,051	$60,091	$26,145	$20,189
Ratio to average net assets of:
Expenses, after Waivers	0.64	%(d)	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.65	%(d)	0.64%	0.83%	0.89%	0.88%
Net investment income	0.17	%(d)	1.21%	0.39%	0.55%	0.42%
Portfolio turnover rate(e)	99%		98%	79%	97%	87%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Dynamic Oil & Gas Services ETF (PXJ)

	Years Ended April 30,
	2020		2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$6.87		$9.70	$10.70		$13.20	$18.91

Net investment income(a)	0.07		0.04	0.27	(b)	0.06	0.20
Net realized and unrealized gain (loss) on investments	(4.47)		(2.81)	(1.01)		(2.41)	(5.69)

Total from investment operations	(4.40)		(2.77)	(0.74)		(2.35)	(5.49)

Distributions to shareholders from:
Net investment income	(0.08)		(0.06)	(0.26)		(0.08)	(0.22)
Return of capital	-		-	-		(0.07)	-

Total distributions	(0.08)		(0.06)	(0.26)		(0.15)	(0.22)

Net asset value at end of year	$2.39		$6.87	$9.70		$10.70	$13.20

Market price at end of year(c)	$2.40		$6.87	$9.70		$10.70	$13.19

Net Asset Value Total Return(d)	(63.87)%		(28.69)%	(6.71)%		(17.99)%	(29.06)%
Market Price Total Return(d)	(63.72)%		(28.69)%	(6.72)%		(17.92)%	(29.15)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,971		$17,519	$37,827		$33,174	$45,534
Ratio to average net assets of:
Expenses, after Waivers	0.67	%(e)	0.63%	0.63%		0.63%	0.63%
Expenses, prior to Waivers	1.09	%(e)	0.83%	0.86%		0.75%	0.72%
Net investment income	1.51	%(e)	0.48%	2.90	%(b)	0.47%	1.46%
Portfolio turnover rate(f)	82%		81%	91%		90%	89%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.06 and 0.61%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Dynamic Pharmaceuticals ETF (PJP)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$62.65	$61.49	$60.71	$62.16	$74.40

Net investment income(a)	0.55	0.69	0.43	0.48	0.41
Net realized and unrealized gain (loss) on investments	(0.08)	1.17	0.79	(1.40)	(8.81)

Total from investment operations	0.47	1.86	1.22	(0.92)	(8.40)

Distributions to shareholders from:
Net investment income	(0.58)	(0.70)	(0.44)	(0.53)	(0.39)
Net realized gains	-	-	-	-	(3.45)

Total distributions	(0.58)	(0.70)	(0.44)	(0.53)	(3.84)

Net asset value at end of year	$62.54	$62.65	$61.49	$60.71	$62.16

Market price at end of year(b)	$62.49	$62.64	$61.53	$60.71	$62.14

Net Asset Value Total Return(c)	0.83%	3.02%	1.99%	(1.47)%	(11.86)%
Market Price Total Return(c)	0.77%	2.94%	2.05%	(1.44)%	(11.83)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$356,497	$416,591	$525,754	$764,908	$1,168,526
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.56%	0.57%	0.56%	0.57%
Expenses, prior to Waivers	0.56%	0.56%	0.57%	0.56%	0.57%
Net investment income	0.92%	1.03%	0.68%	0.79%	0.58%
Portfolio turnover rate(d)	63%	81%	98%	26%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Dynamic Semiconductors ETF (PSI)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$58.09	$48.91	$42.47	$24.50	$26.30

Net investment income(a)	0.29	0.38	0.14	0.19	0.10
Net realized and unrealized gain (loss) on investments	5.60	9.19	6.41	18.02	(1.86)

Total from investment operations	5.89	9.57	6.55	18.21	(1.76)

Distributions to shareholders from:
Net investment income	(0.38)	(0.39)	(0.11)	(0.24)	(0.04)

Net asset value at end of year	$63.60	$58.09	$48.91	$42.47	$24.50

Market price at end of year(b)	$63.71	$58.04	$48.94	$42.51	$24.48

Net Asset Value Total Return(c)	10.23%	19.71%	15.42%	74.65%	(6.69)%
Market Price Total Return(c)	10.51%	19.53%	15.38%	74.96%	(6.80)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$228,946	$200,423	$315,455	$235,699	$48,999
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.58%	0.61%	0.63%	0.63%
Expenses, prior to Waivers	0.57%	0.58%	0.61%	0.63%	0.68%
Net investment income	0.49%	0.73%	0.29%	0.55%	0.38%
Portfolio turnover rate(d)	94%	98%	65%	62%	104%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Software ETF (PSJ)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$96.10	$70.81	$53.44	$42.20	$42.47

Net investment income (loss)(a)	0.03	(0.22)	(0.27)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	2.83	25.51	17.64	11.30	(0.13)

Total from investment operations	2.86	25.29	17.37	11.25	(0.21)

Distributions to shareholders from:
Net investment income	(0.11)	-	-	(0.01)	(0.06)

Net asset value at end of year	$98.85	$96.10	$70.81	$53.44	$42.20

Market price at end of year(b)	$98.80	$96.13	$70.90	$53.39	$42.21

Net Asset Value Total Return(c)	2.99%	35.71%	32.51%	26.67%	(0.50)%
Market Price Total Return(c)	2.91%	35.58%	32.80%	26.52%	(0.50)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$400,339	$437,243	$155,784	$101,545	$73,847
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.58%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.56%	0.58%	0.63%	0.64%	0.66%
Net investment income (loss)	0.03%	(0.27)%	(0.42)%	(0.11)%	(0.19)%
Portfolio turnover rate(d)	190%	157%	145%	154%	154%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Dynamic Biotechnology & Genome ETF (PBE)	“Dynamic Biotechnology & Genome ETF”
Invesco Dynamic Building & Construction ETF (PKB)	“Dynamic Building & Construction ETF”
Invesco Dynamic Energy Exploration & Production ETF (PXE)	“Dynamic Energy Exploration & Production ETF”
Invesco Dynamic Food & Beverage ETF (PBJ)	“Dynamic Food & Beverage ETF”
Invesco Dynamic Leisure and Entertainment ETF (PEJ)	“Dynamic Leisure and Entertainment ETF”
Invesco Dynamic Media ETF (PBS)	“Dynamic Media ETF”
Invesco Dynamic Networking ETF (PXQ)	“Dynamic Networking ETF”
Invesco Dynamic Oil & Gas Services ETF (PXJ)	“Dynamic Oil & Gas Services ETF”
Invesco Dynamic Pharmaceuticals ETF (PJP)	“Dynamic Pharmaceuticals ETF”
Invesco Dynamic Semiconductors ETF (PSI)	“Dynamic Semiconductors ETF”
Invesco Dynamic Software ETF (PSJ)	“Dynamic Software ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Biotechnology & Genome ETF	Dynamic Biotech & Genome IntellidexSM Index
Dynamic Building & Construction ETF	Dynamic Building & Construction IntellidexSM Index
Dynamic Energy Exploration & Production ETF	Dynamic Energy Exploration & Production IntellidexSM Index
Dynamic Food & Beverage ETF	Dynamic Food & Beverage IntellidexSM Index
Dynamic Leisure and Entertainment ETF	Dynamic Leisure & Entertainment IntellidexSM Index
Dynamic Media ETF	Dynamic Media IntellidexSM Index
Dynamic Networking ETF	Dynamic Networking IntellidexSM Index
Dynamic Oil & Gas Services ETF	Dynamic Oil Services IntellidexSM Index
Dynamic Pharmaceuticals ETF	Dynamic Pharmaceutical IntellidexSM Index
Dynamic Semiconductors ETF	Dynamic Semiconductor IntellidexSM Index
Dynamic Software ETF	Dynamic Software IntellidexSM Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day.

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Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have

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no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to each Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may

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have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the

66

Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2022. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2022. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome ETF, Dynamic Building & Construction ETF Dynamic Food & Beverage ETF, Dynamic Pharmaceuticals ETF, Dynamic Semiconductors ETF and Dynamic Software ETF.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to

67

the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Biotechnology & Genome ETF	$388
Dynamic Building & Construction ETF	300
Dynamic Energy Exploration & Production ETF	55,956
Dynamic Food & Beverage ETF	247
Dynamic Leisure and Entertainment ETF	31,386
Dynamic Media ETF	14,458
Dynamic Networking ETF	9,149
Dynamic Oil & Gas Services ETF	48,044
Dynamic Pharmaceuticals ETF	1,537
Dynamic Semiconductors ETF	433
Dynamic Software ETF	440

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2020 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/21	4/30/22	4/30/23
Dynamic Energy Exploration & Production ETF	$120,540	$57,701	$7,050	$55,789
Dynamic Food & Beverage ETF	34,799	18,790	16,009	-
Dynamic Leisure and Entertainment ETF	31,135	-	-	31,135
Dynamic Media ETF	75,851	36,982	24,608	14,261
Dynamic Networking ETF	84,597	65,560	10,092	8,945
Dynamic Oil & Gas Services ETF	177,861	76,492	53,533	47,836

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with ICE Data Indices, LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

68

For the fiscal year ended April 30, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)
Dynamic Biotechnology & Genome ETF	$14,017,525	$34,542,342	$(3,051,360)
Dynamic Building & Construction ETF	-	2,992,963	48,640
Dynamic Energy Exploration & Production ETF	11,899	-	-
Dynamic Food & Beverage ETF	880,511	961,535	64,972
Dynamic Leisure and Entertainment ETF	-	1,830,624	(285,194)
Dynamic Media ETF	141,641	8,922	299
Dynamic Networking ETF	71,192	635,270	61,276
Dynamic Pharmaceuticals ETF	12,060,047	3,370,023	198,604
Dynamic Semiconductors ETF	697,297	1,680,833	(50,533)
Dynamic Software ETF	1,012,311	5,306,539	523,347

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Dynamic Biotechnology & Genome ETF
Investments in Securities
Common Stocks & Other Equity Interests	$220,833,012	$-	$-	$220,833,012
Money Market Funds	2,626	6,405,928	-	6,408,554

Total Investments	$220,835,638	$6,405,928	$-	$227,241,566

Dynamic Energy Exploration & Production ETF
Investments in Securities
Common Stocks & Other Equity Interests	$16,680,715	$-	$-	$16,680,715
Money Market Funds	106,816	3,284,808	-	3,391,624

Total Investments	$16,787,531	$3,284,808	$-	$20,072,339

Dynamic Food & Beverage ETF
Investments in Securities
Common Stocks & Other Equity Interests	$63,751,511	$-	$-	$63,751,511
Money Market Funds	99,354	304,437	-	403,791

Total Investments	$63,850,865	$304,437	$-	$64,155,302

Dynamic Leisure and Entertainment ETF
Investments in Securities
Common Stocks & Other Equity Interests	$135,607,096	$-	$-	$135,607,096
Money Market Funds	121,538	5,113,813	-	5,235,351

Total Investments	$135,728,634	$5,113,813	$-	$140,842,447

69

	Level 1	Level 2	Level 3	Total
Dynamic Media ETF
Investments in Securities
Common Stocks & Other Equity Interests	$30,528,773	$-	$-	$30,528,773
Money Market Funds	105,640	4,547,956	-	4,653,596

Total Investments	$30,634,413	$4,547,956	$-	$35,182,369

Dynamic Networking ETF
Investments in Securities
Common Stocks & Other Equity Interests	$46,073,493	$-	$-	$46,073,493
Money Market Funds	-	1,998,897	-	1,998,897

Total Investments	$46,073,493	$1,998,897	$-	$48,072,390

Dynamic Oil & Gas Services ETF
Investments in Securities
Common Stocks & Other Equity Interests	$5,964,771	$-	$-	$5,964,771
Money Market Funds	116,865	693,740	-	810,605

Total Investments	$6,081,636	$693,740	$-	$6,775,376

Dynamic Pharmaceuticals ETF
Investments in Securities
Common Stocks & Other Equity Interests	$356,545,211	$-	$-	$356,545,211
Money Market Funds	-	8,293,767	-	8,293,767

Total Investments	$356,545,211	$8,293,767	$-	$364,838,978

Dynamic Semiconductors ETF
Investments in Securities
Common Stocks & Other Equity Interests	$228,782,639	$-	$-	$228,782,639
Money Market Funds	396,362	567,334	-	963,696

Total Investments	$229,179,001	$567,334	$-	$229,746,335

Dynamic Software ETF
Investments in Securities
Common Stocks & Other Equity Interests	$400,363,917	$-	$-	$400,363,917
Money Market Funds	144,610	3,593,790	-	3,738,400

Total Investments	$400,508,527	$3,593,790	$-	$404,102,317

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2020 and 2019:

	2020	2019
	Ordinary Income	Ordinary Income
Dynamic Biotechnology & Genome ETF	$123,165	$11,178
Dynamic Building & Construction ETF	481,809	854,627
Dynamic Energy Exploration & Production ETF	505,197	706,116
Dynamic Food & Beverage ETF	932,756	759,871
Dynamic Leisure and Entertainment ETF	332,937	634,213
Dynamic Media ETF	217,169	415,501
Dynamic Networking ETF	172,521	851,255
Dynamic Oil & Gas Services ETF	179,231	193,273
Dynamic Pharmaceuticals ETF	3,496,032	5,380,286
Dynamic Semiconductors ETF	1,250,725	1,907,533
Dynamic Software ETF	498,339	-

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Dynamic Biotechnology & Genome ETF	$-	$(45,203)	$10,345,082	$(224,172,745)	$434,484,092	$220,611,226
Dynamic Building & Construction ETF	21,799	(30,247)	(14,268,951)	(70,388,085)	154,418,897	69,753,413
Dynamic Energy Exploration & Production ETF	367,736	(31,554)	(9,030,102)	(121,581,541)	146,968,125	16,692,664
Dynamic Food & Beverage ETF	76,949	(36,994)	(1,368,813)	(81,261,529)	146,336,248	63,745,861
Dynamic Leisure and Entertainment ETF	-	(31,126)	(8,064,488)	(75,955,831)	219,640,987	135,589,542
Dynamic Media ETF	-	(32,657)	(2,919,849)	(84,711,441)	118,331,687	30,667,740
Dynamic Networking ETF	7,793	(27,111)	2,338,465	(44,782,507)	88,532,938	46,069,578
Dynamic Oil & Gas Services ETF	-	(59,691)	(8,718,899)	(101,610,360)	116,359,605	5,970,655
Dynamic Pharmaceuticals ETF	399,826	(71,268)	30,115,846	(426,342,229)	752,395,243	356,497,418
Dynamic Semiconductors ETF	-	(29,286)	28,931,877	(42,758,957)	242,802,765	228,946,399
Dynamic Software ETF	-	(29,828)	16,691,264	(43,223,285)	426,901,195	400,339,346

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2020:

	No expiration
	Short-Term	Long-Term	Total*
Dynamic Biotechnology & Genome ETF	$196,158,095	$28,014,650	$224,172,745
Dynamic Building & Construction ETF	61,591,341	8,796,744	70,388,085
Dynamic Energy Exploration & Production ETF	88,627,435	32,954,106	121,581,541
Dynamic Food & Beverage ETF	71,464,519	9,797,010	81,261,529
Dynamic Leisure and Entertainment ETF	74,287,611	1,668,220	75,955,831
Dynamic Media ETF	81,857,354	2,854,087	84,711,441
Dynamic Networking ETF	34,669,195	10,113,312	44,782,507
Dynamic Oil & Gas Services ETF	56,751,317	44,859,043	101,610,360
Dynamic Pharmaceuticals ETF	174,337,472	252,004,757	426,342,229
Dynamic Semiconductors ETF	42,758,957	-	42,758,957
Dynamic Software ETF	42,451,161	772,124	43,223,285

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Biotechnology & Genome ETF	$575,232,131	$573,159,983
Dynamic Building & Construction ETF	145,241,682	145,796,479
Dynamic Energy Exploration & Production ETF	32,731,663	32,900,140
Dynamic Food & Beverage ETF	94,155,135	93,774,194
Dynamic Leisure and Entertainment ETF	96,593,994	96,119,953
Dynamic Media ETF	78,807,263	78,765,886
Dynamic Networking ETF	62,518,988	61,901,500
Dynamic Oil & Gas Services ETF	9,476,466	9,471,042
Dynamic Pharmaceuticals ETF	231,728,861	231,400,208
Dynamic Semiconductors ETF	192,778,145	189,954,570
Dynamic Software ETF	915,335,875	899,096,077

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For the fiscal year ended April 30, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Biotechnology & Genome ETF	$181,963,920	$213,648,998
Dynamic Building & Construction ETF	84,814,691	121,375,832
Dynamic Energy Exploration & Production ETF	3,591,737	10,363,100
Dynamic Food & Beverage ETF	38,920,310	39,770,770
Dynamic Leisure and Entertainment ETF	148,946,596	66,799,799
Dynamic Media ETF	21,267,544	67,853,578
Dynamic Networking ETF	25,530,646	73,280,037
Dynamic Oil & Gas Services ETF	912,028	1,550,624
Dynamic Pharmaceuticals ETF	123,269,555	177,141,615
Dynamic Semiconductors ETF	121,477,884	107,460,249
Dynamic Software ETF	548,820,578	594,527,201

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Biotechnology & Genome ETF	$21,492,325	$(11,147,243)	$10,345,082	$216,896,484
Dynamic Building & Construction ETF	481,770	(14,750,721)	(14,268,951)	84,159,309
Dynamic Energy Exploration & Production ETF	1,018,151	(10,048,253)	(9,030,102)	29,102,441
Dynamic Food & Beverage ETF	3,359,039	(4,727,852)	(1,368,813)	65,524,115
Dynamic Leisure and Entertainment ETF	2,475,519	(10,540,007)	(8,064,488)	148,906,935
Dynamic Media ETF	2,245,175	(5,165,024)	(2,919,849)	38,102,218
Dynamic Networking ETF	4,967,155	(2,628,690)	2,338,465	45,733,925
Dynamic Oil & Gas Services ETF	112,000	(8,830,899)	(8,718,899)	15,494,275
Dynamic Pharmaceuticals ETF	52,421,899	(22,306,053)	30,115,846	334,723,132
Dynamic Semiconductors ETF	33,240,792	(4,308,915)	28,931,877	200,814,458
Dynamic Software ETF	41,257,453	(24,566,189)	16,691,264	387,411,053

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, partnership reclasses and taxable overdistribution to Shares of Beneficial Interest, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Biotechnology & Genome ETF	$506,907	$(29,984,558)	$29,477,651
Dynamic Building & Construction ETF	-	(13,398,620)	13,398,620
Dynamic Energy Exploration & Production ETF	350,151	88,403	(438,554)
Dynamic Food & Beverage ETF	-	(4,648,002)	4,648,002
Dynamic Leisure and Entertainment ETF	91,412	(5,404,655)	5,313,243
Dynamic Media ETF	29,316	(4,931,967)	4,902,651
Dynamic Networking ETF	-	(11,374,609)	11,374,609
Dynamic Oil & Gas Services ETF	104,695	520,881	(625,576)
Dynamic Pharmaceuticals ETF	-	(25,130,903)	25,130,903
Dynamic Semiconductors ETF	85,704	(14,869,047)	14,783,343
Dynamic Software ETF	511,936	(53,002,581)	52,490,645

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NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020, and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Dynamic Biotechnology & Genome ETF (PBE)

Actual	$1,000.00	$1,042.10	0.56%	$2.84

Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.56	2.82

Invesco Dynamic Building & Construction ETF (PKB)

Actual	1,000.00	772.20	0.54	2.38

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.54	2.72

Invesco Dynamic Energy Exploration & Production ETF (PXE)

Actual	1,000.00	701.00	0.60	2.54

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Dynamic Food & Beverage ETF (PBJ)

Actual	1,000.00	903.60	0.62	2.93

Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.62	3.12

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

Actual	1,000.00	651.40	0.62	2.55

Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.62	3.12

Invesco Dynamic Media ETF (PBS)

Actual	1,000.00	879.50	0.62	2.90

Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.62	3.12

Invesco Dynamic Networking ETF (PXQ)

Actual	1,000.00	996.60	0.62	3.08

Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.62	3.12

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Dynamic Oil & Gas Services ETF (PXJ)

Actual	$1,000.00	$534.10	0.57%	$2.17

Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.57	2.87

Invesco Dynamic Pharmaceuticals ETF (PJP)

Actual	1,000.00	1,052.00	0.54	2.76

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.54	2.72

Invesco Dynamic Semiconductors ETF (PSI)

Actual	1,000.00	1,040.90	0.54	2.74

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.54	2.72

Invesco Dynamic Software ETF (PSJ)

Actual	1,000.00	1,050.30	0.56	2.85

Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.56	2.82

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2020:

	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco Dynamic Biotechnology & Genome ETF	0%	0%
Invesco Dynamic Building & Construction ETF	100%	100%
Invesco Dynamic Energy Exploration & Production ETF	66%	66%
Invesco Dynamic Food & Beverage ETF	100%	100%
Invesco Dynamic Leisure and Entertainment ETF	100%	100%
Invesco Dynamic Media ETF	100%	100%
Invesco Dynamic Networking ETF	92%	88%
Invesco Dynamic Oil & Gas Services ETF	100%	74%
Invesco Dynamic Pharmaceuticals ETF	100%	100%
Invesco Dynamic Semiconductors ETF	100%	100%
Invesco Dynamic Software ETF	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	215	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	215	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	215	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

79

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	215	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

80

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	215	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	215	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

81

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	215	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

82

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	215	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	215	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

83

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	215	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary President and Principal Executive Officer	Since 2011 Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (May 2020-present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (June 2020-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (June 2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

85

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

86

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration

87

Approval of Investment Advisory Contracts (continued)

statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF; Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2022, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco CleantechTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

88

Approval of Investment Advisory Contracts (continued)

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X

89

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF	X	X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are included in the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X

90

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X	X	X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Leisure and Entertainment

91

Approval of Investment Advisory Contracts (continued)

ETF, Invesco Dynamic Media ETF, Invesco Global Listed Private Equity ETF, Invesco S&P Spin-Off ETF, Invesco WilderHill Clean Energy ETF and Invesco Zacks Mid-Cap ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

92

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-7	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2020

RSP	Invesco S&P 500® Equal Weight ETF

EWCO	Invesco S&P 500® Equal Weight Communication Services ETF

RCD	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

RHS	Invesco S&P 500® Equal Weight Consumer Staples ETF

RYE	Invesco S&P 500® Equal Weight Energy ETF

RYF	Invesco S&P 500® Equal Weight Financials ETF

RYH	Invesco S&P 500® Equal Weight Health Care ETF

RGI	Invesco S&P 500® Equal Weight Industrials ETF

RTM	Invesco S&P 500® Equal Weight Materials ETF

EWRE	Invesco S&P 500® Equal Weight Real Estate ETF

RYT	Invesco S&P 500® Equal Weight Technology ETF

RYU	Invesco S&P 500® Equal Weight Utilities ETF

EWMC	Invesco S&P MidCap 400® Equal Weight ETF

EWSC	Invesco S&P SmallCap 600® Equal Weight ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Although the S&P 500® Index, considered representative of the US stock market, posted modest gains for the second quarter of 2019, US equities experienced increased volatility. After four consecutive months of rising stock prices, markets sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the US Federal Reserve (the “Fed”) cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. Cyclical sectors, where company performance tends to be closely linked to macroeconomic changes in the business cycle, were the hardest hit. At the close of the fiscal year in April, US unemployment numbers continued to climb, with over 30 million Americans seeking unemployment benefits since March 2020.3 In addition, the second gross domestic product estimate for the first quarter of 2020 saw the economy shrink by 5.0%, the sharpest drop since the 2008 financial crisis.2

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis
[3]	Source: The Associated Press

3

RSP	Manager’s Analysis
Invesco S&P 500® Equal Weight ETF (RSP)

As an index fund, the Invesco S&P 500® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”). The Fund will generally invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is an equal-weighted version of the S&P 500® Index. Unlike the S&P 500® Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (8.89)%. On a net asset value (“NAV”) basis, the Fund returned (8.98)%. During the same time period, the Index returned (8.92)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. Performance compared to the index was also positively impacted by cash held by the Fund in order to pay the March Fund distributions which also coincided with the market decline.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight to and the security selection in the information technology sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology sector. The consumer discretionary sector detracted most significantly from the Fund’s return followed by the energy and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Newmont Corp., a materials company (portfolio average weight of 0.22%), and Advanced Micro Devices, Inc., an information technology company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return during this period included Macy’s, Inc., a consumer discretionary company (no longer held at fiscal year-end) and Gap, Inc., a consumer discretionary company (portfolio average weight of 0.18%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Industrials	14.43
Information Technology	14.26
Financials	13.25
Consumer Discretionary	12.75
Health Care	11.60
Energy	6.23
Consumer Staples	6.22
Real Estate	6.06
Materials	5.61
Utilities	5.13
Communication Services	4.40
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Apache Corp.	0.30
Noble Energy, Inc.	0.27
Marathon Oil Corp.	0.27
Halliburton Co.	0.27
Diamondback Energy, Inc.	0.27
Devon Energy Corp.	0.26
Norwegian Cruise Line Holdings Ltd.	0.26
Alliance Data Systems Corp.	0.26
Hess Corp.	0.25
Carrier Global Corp.	0.25
Total	2.66

*	Excluding money market fund holdings.

4

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Index	(8.92)%	3.91%	12.19%	5.52%	30.79%	10.39%	168.64%	10.29%	429.85%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	9.28	352.50
Fund
NAV Return	(8.98)	3.75	11.67	5.23	29.06	10.00	159.39	9.80	391.12
Market Price Return	(8.89)	3.80	11.84	5.27	29.25	10.02	159.77	9.81	391.84

Guggenheim S&P 500® Equal Weight ETF (the “Predecessor Fund”) Inception: April 24, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.20%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

EWCO	Manager’s Analysis
Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

As an index fund, the Invesco S&P 500® Equal Weight Communication Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Communication Services Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the communication services sector. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The communication services sector includes companies that facilitate communication or offer related content and information through various types of media and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media & services.

Unlike the S&P 500® Communication Services Index, which employs a market capitalization weighted methodology, the Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (8.92)%. On a net asset value (“NAV”) basis, the Fund returned (8.89)%. During the same time period, the Index returned (8.52)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive home entertainment sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund having an overweight allocation to the broadcasting sub-industry.

For the fiscal year ended April 30, 2020, the interactive home entertainment sub-industry contributed most significantly to the Fund’s return, followed by the wireless telecommunication services sub-industry. The broadcasting sub-industry detracted most significantly from the Fund’s return followed by the interactive media & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Activision Blizzard, Inc., an entertainment company (portfolio average weight of 4.70%), and Netflix, Inc., an entertainment company (portfolio average weight of 4.85%). Positions that detracted most significantly from the Fund’s return during this period included ViacomCBS, Inc., Class B, a media company (portfolio average weight of 3.85%), and TripAdvisor, Inc., an interactive media & services company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Media	41.50
Entertainment	26.78
Interactive Media & Services	14.36
Diversified Telecommunication Services	13.16
Wireless Telecommunication Services	4.24
Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2020
Security
Live Nation Entertainment, Inc.	5.14
Facebook, Inc., Class A	5.02
Interpublic Group of Cos., Inc. (The)	4.95
DISH Network Corp., Class A	4.88
ViacomCBS, Inc., Class B	4.80
Twitter, Inc.	4.72
Omnicom Group, Inc.	4.59
CenturyLink, Inc.	4.55
Walt Disney Co. (The)	4.46
Netflix, Inc.	4.36
Total	47.47

6

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P 500® Equal Weight Communication Services Plus Index	(8.52)%	(5.69)%	(8.30)%
S&P 500® Index	0.86	4.46	6.67
Fund
NAV Return	(8.89)	(6.05)	(8.82)
Market Price Return	(8.92)	(6.10)	(8.89)

Fund Inception: November 7, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

RCD	Manager’s Analysis
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the consumer discretionary sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The manufacturing segment of the consumer discretionary sector includes automotive, household durable goods, leisure equipment, and textiles and apparel, and the services segment of the consumer discretionary sector includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services.

Unlike the S&P 500® Consumer Discretionary Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (22.64)%. On a net asset value (“NAV”) basis, the Fund returned (22.56)%. During the same time period, the Index returned (22.36)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which was offset partially from the Fund holding cash to pay distributions in March, which coincided with overall market declines.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the apparel, accessories & luxury goods sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the apparel, accessories & luxury goods sub-industry.

For the fiscal year ended April 30, 2020, the general merchandise stores sub-industry contributed most significantly to the Fund’s return, followed by the restaurants and home improvement retail sub-industries, respectively. The apparel, accessories & luxury goods sub-industry detracted most significantly from the Fund’s return, followed by the department stores and apparel retail sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Amazon.com, Inc., an internet & direct marketing retail company (portfolio average weight of 1.82%), and Chipotle Mexican Grill, Inc., a hotels, restaurants & leisure company (portfolio average weight of 1.75%). Positions that detracted most significantly from the Fund’s return during this period included Macy’s, Inc., a multiline retail company (no longer held at fiscal year-end), and Gap, Inc., a specialty retail company (portfolio average weight of 1.46%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Hotels, Restaurants & Leisure	21.95
Specialty Retail	21.70
Household Durables	15.09
Textiles, Apparel & Luxury Goods	12.69
Multiline Retail	7.43
Internet & Direct Marketing Retail	6.42
Automobiles	4.72
Distributors	3.50
Auto Components	3.25
Industry Types Each Less Than 3%	3.21
Money Market Funds Plus Other Assets Less Liabilities	0.04

8

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Norwegian Cruise Line Holdings Ltd.	2.01
Carnival Corp.	1.92
Royal Caribbean Cruises Ltd.	1.89
LKQ Corp.	1.89
Leggett & Platt, Inc.	1.84
MGM Resorts International	1.81
D.R. Horton, Inc.	1.79
Capri Holdings Ltd.	1.79
Lennar Corp., Class A	1.77
Darden Restaurants, Inc.	1.76
Total	18.47

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Discretionary Index	(22.36)%	(2.39)%	(7.00)%	0.11%	0.53%	8.50%	126.07%	6.40%	130.90%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	183.03
Fund
NAV Return	(22.56)	(2.70)	(7.90)	(0.24)	(1.20)	8.02	116.38	5.95	118.08
Market Price Return	(22.64)	(2.77)	(8.08)	(0.22)	(1.10)	8.02	116.21	5.94	117.87

9

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

10

RHS	Manager’s Analysis
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the consumer staples sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The consumer staples sector includes manufacturers and distributors of food, beverages and tobacco, producers of non-durable household goods and personal products, food and drug retailing companies and consumer super centers.

Unlike the S&P 500® Consumer Staples Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 1.37%. On a net asset value (“NAV”) basis, the Fund returned 1.44%. During the same time period, the Index returned 1.78%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight to and security selection in the packaged foods & meats sub-industry.

For the fiscal year ended April 30, 2020, the packaged foods & meats sub-industry contributed most significantly to the Fund’s return, followed by the hypermarkets & super centers and household products sub-industries, respectively. The personal products sub-industry detracted most significantly from the Fund’s return, followed by the brewers and tobacco sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Campbell Soup Co., a food products company (portfolio average weight of 3.10%), and Costco Wholesale Corp., a food & staples retailing company (portfolio average weight of 3.17%). Positions that detracted most significantly from the Fund’s return during this period included Coty Inc., Class A, a personal products company (portfolio average weight of 2.74%), and Molson Coors Beverage Co., Class B, a beverages company (portfolio average weight of 2.94%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Food Products	39.65
Beverages	18.06
Food & Staples Retailing	15.38
Household Products	14.87
Personal Products	6.08
Tobacco	5.95
Other Assets Less Liabilities	0.01

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2020
Security
Sysco Corp.	3.47
Kraft Heinz Co. (The)	3.21
Lamb Weston Holdings, Inc.	3.18
Estee Lauder Cos., Inc. (The), Class A	3.14
Constellation Brands, Inc., Class A	3.14
Kellogg Co.	3.13
McCormick & Co., Inc.	3.10
Archer-Daniels-Midland Co.	3.10
Tyson Foods, Inc., Class A	3.10
Conagra Brands, Inc.	3.09
Total	31.66

11

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Staples Index	1.78%	4.73%	14.86%	7.23%	41.78%	12.30%	219.07%	10.64%	291.36%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	183.03
Fund
NAV Return	1.44	4.32	13.53	6.80	38.96	11.76	203.95	10.09	266.08
Market Price Return	1.37	4.28	13.38	6.81	39.03	11.64	200.74	10.09	266.04

Guggenheim S&P 500® Equal Weight Consumer Staples ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

12

RYE	Manager’s Analysis
Invesco S&P 500® Equal Weight Energy ETF (RYE)

As an index fund, the Invesco S&P 500® Equal Weight Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the energy sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The energy sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels, as well as companies that offer oil and gas equipment and services.

Unlike the S&P 500® Energy Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (44.17)%. On a net asset value (“NAV”) basis, the Fund returned (44.18)%. During the same time period, the Index returned (44.10)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. Performance compared to the index was also positively impacted by cash held by the Fund in order to pay the March Fund distributions which also coincided with the market decline.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the oil & gas exploration & production and oil & gas equipment & services sub-industries.

For the fiscal year ended April 30, 2020, all sub-industries detracted from the Fund’s return. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas equipment & services sub-industry.

The position that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 was the Cabot Oil & Gas Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.04%). Positions that detracted most significantly from the Fund’s return during this period included Apache Corp., an oil, gas & consumable fuels company (portfolio average weight of 3.48%) and ONEOK, Inc., an oil, gas & consumable fuels company (portfolio average weight of 3.54%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Oil, Gas & Consumable Fuels	78.77
Energy Equipment & Services	21.25
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Apache Corp.	4.78
Noble Energy, Inc.	4.38
Marathon Oil Corp.	4.36
Halliburton Co.	4.30
Diamondback Energy, Inc.	4.28
Devon Energy Corp.	4.19
Hess Corp.	4.04
Marathon Petroleum Corp.	3.91
Phillips 66	3.81
Valero Energy Corp.	3.80
Total	41.85

*	Excluding money market fund holdings.

13

Invesco S&P 500® Equal Weight Energy ETF (RYE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Energy Index	(44.10)%	(18.49)%	(45.84)%	(15.26)%	(56.31)%	(4.39)%	(36.19)%	(1.96)%	(23.46)%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	183.03
Fund
NAV Return	(44.18)	(18.71)	(46.28)	(15.50)	(56.93)	(4.75)	(38.50)	(2.39)	(27.86)
Market Price Return	(44.17)	(18.68)	(46.23)	(15.49)	(56.89)	(4.77)	(38.66)	(2.39)	(27.83)

Guggenheim S&P 500® Equal Weight Energy ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

14

RYF	Manager’s Analysis
Invesco S&P 500® Equal Weight Financials ETF (RYF)

As an index fund, the Invesco S&P 500® Equal Weight Financials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Financials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the financials sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance, as well as financial exchanges and data and mortgage real estate investment trusts.

Unlike the S&P 500® Financials Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (16.88)%. On a net asset value (“NAV”) basis, the Fund returned (17.09)%. During the same time period, the Index returned (16.87)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which was offset partially from the Fund holding cash to pay distributions in March, which coincided with overall market declines.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the regional banks sub-industry.

For the fiscal year ended April 30, 2020, the financial exchanges & data sub-industry was the only sub-industry that contributed to the Fund’s return. The regional banks sub-industry detracted most significantly from the Fund’s return, followed by the life & health insurance and property & casualty insurance sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included MarketAxess Holdings Inc., capital markets company (portfolio average weight of 1.39%) and MSCI Inc. Class A., a capital markets company (portfolio average weight of 1.69%). Positions that detracted most significantly from the Fund’s return during this period included Invesco Ltd., a capital markets company (portfolio average weight of 1.39%) and Franklin Resources, Inc., a capital markets company (portfolio average weight of 1.42%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Insurance	31.85
Capital Markets	31.36
Banks	28.41
Consumer Finance	6.87
Diversified Financial Services	1.43
Other Assets Less Liabilities	0.08

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2020
Security
Synchrony Financial	1.84
Discover Financial Services	1.78
Lincoln National Corp.	1.74
Principal Financial Group, Inc.	1.73
Capital One Financial Corp.	1.73
Comerica, Inc.	1.69
Franklin Resources, Inc.	1.68
Huntington Bancshares, Inc.	1.67
Regions Financial Corp.	1.64
Citizens Financial Group, Inc.	1.64
Total	17.14

15

Invesco S&P 500® Equal Weight Financials ETF (RYF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Financials Index	(16.87)%	0.42%	1.26%	5.20%	28.83%	8.98%	136.37%	2.91%	47.25%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	183.03
Fund
NAV Return	(17.09)	0.06	0.17	4.69	25.78	8.44	124.88	2.20	34.18
Market Price Return	(16.88)	0.19	0.58	4.77	26.21	8.44	124.76	2.22	34.51

Guggenheim S&P 500® Equal Weight Financials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

16

RYH	Manager’s Analysis
Invesco S&P 500® Equal Weight Health Care ETF (RYH)

As an index fund, the Invesco S&P 500® Equal Weight Health Care ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the health care sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies and companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

Unlike the S&P 500® Health Care Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 11.42%. On a net asset value (“NAV”) basis, the Fund returned 11.27%. During the same time period, the Index returned 11.66%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the biotechnology and health care equipment sub-industries.

For the fiscal year ended April 30, 2020, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the health care equipment and managed health care sub-industries, respectively. The health care supplies sub-industry detracted most significantly from the Fund’s return, followed by the health care facilities sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Regeneron Pharmaceuticals, Inc., a biotechnology company (portfolio average weight of 1.73%) and Vertex Pharmaceuticals, Inc., a biotechnology company (portfolio average weight of 1.73%). Positions that detracted most significantly from the Fund’s return during this period included Nektar Therapeutics, a pharmaceuticals company (no longer held at fiscal year-end) and Mylan N.V., a pharmaceuticals company (portfolio average weight of 1.55%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Health Care Equipment & Supplies	33.34
Health Care Providers & Services	25.29
Pharmaceuticals	15.03
Biotechnology	12.89
Life Sciences Tools & Services	11.82
Health Care Technology	1.65
Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2020
Security
Quest Diagnostics, Inc.	1.92
ABIOMED, Inc.	1.92
Hologic, Inc.	1.91
Align Technology, Inc.	1.85
Laboratory Corp. of America Holdings	1.85
IQVIA Holdings, Inc.	1.81
PerkinElmer, Inc.	1.80
Anthem, Inc.	1.75
IDEXX Laboratories, Inc.	1.74
Danaher Corp.	1.74
Total	18.29

17

Invesco S&P 500® Equal Weight Health Care ETF (RYH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Health Care Index	11.66%	10.33%	34.31%	7.97%	46.70%	14.97%	303.39%	12.74%	404.85%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	183.03
Fund
NAV Return	11.27	9.91	32.79	7.53	43.79	14.44	285.41	12.07	365.47
Market Price Return	11.42	9.96	32.94	7.57	44.01	14.47	286.22	12.08	366.15

Guggenheim S&P 500® Equal Weight Health Care ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

18

RGI	Manager’s Analysis
Invesco S&P 500® Equal Weight Industrials ETF (RGI)

As an index fund, the Invesco S&P 500® Equal Weight Industrials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the industrials sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The industrials sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery, companies that offer construction and engineering services, providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services and providers of transportation services.

Unlike the S&P 500® Industrials Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (11.64)%. On a net asset value (“NAV”) basis, the Fund returned (11.70)%. During the same time period, the Index returned (11.47)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. Performance compared to the index was also positively impacted by cash held by the Fund in order to pay the March Fund distributions which also coincided with the market decline.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the aerospace & defense sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the airlines and aerospace & defense sub-industries.

For the fiscal year ended April 30, 2020, the trucking sub-industry contributed most significantly to the Fund’s return, followed by the trading companies & distributors sub-industry, respectively. The airlines sub-industry detracted most significantly from the Fund’s return, followed by the aerospace & defense sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Old Dominion Freight Line, Inc., a road & rail company (portfolio average weight of 0.65%) and IHS Markit Ltd, a professional services company (portfolio average weight of 1.51%). Positions that detracted most significantly from the Fund’s return during this period included American Airlines Group, Inc., an airlines company (portfolio average weight of 1.28%) and Boeing Co. (The), an aerospace & defense company (portfolio average weight of 1.28%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Machinery	25.57
Aerospace & Defense	13.13
Building Products	8.55
Road & Rail	8.19
Professional Services	7.07
Airlines	6.97
Commercial Services & Supplies	6.96
Electrical Equipment	5.82
Industrial Conglomerates	5.51
Air Freight & Logistics	5.20
Trading Companies & Distributors	4.30
Construction & Engineering	2.71
Money Market Funds Plus Other Assets Less Liabilities	0.02

19

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Carrier Global Corp.	1.72
United Rentals, Inc.	1.64
Wabtec Corp.	1.54
Parker-Hannifin Corp.	1.53
Flowserve Corp.	1.52
Emerson Electric Co.	1.51
Rockwell Automation, Inc.	1.51
Howmet Aerospace, Inc.	1.50
Copart, Inc.	1.48
Nielsen Holdings PLC	1.48
Total	15.43

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
S&P 500® Equal Weight Industrials Index	(11.47)%	3.18%	9.85%	6.12%	34.59%	10.27%	165.86%	8.47%	199.55%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	183.03
Fund
NAV Return	(11.70)	2.79	8.62	5.71	32.01	9.79	154.47	7.95	180.89
Market Price Return	(11.64)	2.84	8.77	5.73	32.13	9.75	153.55	7.95	180.98

20

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Guggenheim S&P 500® Equal Weight Industrials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

21

RTM	Manager’s Analysis
Invesco S&P 500® Equal Weight Materials ETF (RTM)

As an index fund, the Invesco S&P 500® Equal Weight Materials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the materials sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The materials sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

Unlike the S&P 500® Materials Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (10.58)%. On a net asset value (“NAV”) basis, the Fund returned (10.70)%. During the same time period, the Index returned (10.47)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. Performance compared to the index was also positively impacted by cash held by the Fund in order to pay the March Fund distributions which also coincided with the market decline.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialty chemicals sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the fertilizers & agricultural chemicals and paper packaging sub-industries.

For the fiscal year ended April 30, 2020, the gold sub-industry contributed most significantly to the Fund’s return followed by the industrial gases sub-industry. The specialty chemicals sub-industry detracted most significantly from the Fund’s return, followed by the fertilizers & agricultural chemicals sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Newmont Corp., a metals & mining company (portfolio average weight of 4.03%) and Sherwin-Williams Co. (The), a chemicals company (portfolio average weight of 3.80%). Positions that detracted most significantly from the Fund’s return during this period included Mosaic Co. (The), a chemicals company (portfolio average weight of 3.33%) and Sealed Air Corp., a containers & packaging company (portfolio average weight of 3.42%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Chemicals	57.77
Containers & Packaging	24.49
Metals & Mining	10.89
Construction Materials	6.76
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
DuPont de Nemours, Inc.	4.21
LyondellBasell Industries N.V., Class A	3.82
Nucor Corp.	3.80
Eastman Chemical Co.	3.78
Dow, Inc.	3.77
Ecolab, Inc.	3.72
International Paper Co.	3.70
FMC Corp.	3.67
Packaging Corp. of America	3.66
Celanese Corp.	3.65
Total	37.78

*	Excluding money market fund holdings.

22

Invesco S&P 500® Equal Weight Materials ETF (RTM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Materials Index	(10.47)%	1.43%	4.36%	3.51%	18.81%	7.71%	110.25%	7.57%	167.60%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	183.03
Fund
NAV Return	(10.70)	1.07	3.24	3.08	16.37	7.23	100.96	6.95	147.72
Market Price Return	(10.58)	1.15	3.49	3.18	16.95	7.22	100.83	6.96	148.08

Guggenheim S&P 500® Equal Weight Materials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

23

EWRE	Manager’s Analysis
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

As an index fund, the Invesco S&P 500® Equal Weight Real Estate ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the real estate sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The real estate sector includes companies operating in real estate development and operation, offering real estate related services and equity real estate investment trusts.

Unlike the S&P 500® Real Estate Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (9.71)%. On a net asset value (“NAV”) basis, the Fund returned (9.59)%. During the same time period, the Index returned (9.45)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. Performance compared to the Index was also positively impacted by cash held by the Fund in order to pay the March Fund distributions which also coincided with the market decline.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialized REIT sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the retail REITs sub-industry.

For the fiscal year ended April 30, 2020, the specialized REITs sub-industry contributed most significantly to the Fund’s return, followed by the industrial REITs sub-industry. The retail REITs sub-industry detracted most significantly from the Fund’s return, followed by residential REITs and office REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Equinix, Inc., an equity REITs company (portfolio average weight of 3.47%) and SBA Communications Corp., Class A, an equity REITs company (portfolio average weight of 3.51%). Positions that detracted most significantly from the Fund’s return during this period included Simon Property Group, Inc., an equity REITs company (portfolio average weight of 2.84%) and Federal Realty Investment Trust, an equity REITs company (portfolio average weight of 3.00%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Equity REITs	96.98
Real Estate Management & Development	3.08
Other Assets Less Liabilities	(0.06)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2020
Security
Kimco Realty Corp.	3.90
Simon Property Group, Inc.	3.79
Regency Centers Corp.	3.62
Federal Realty Investment Trust	3.52
Weyerhaeuser Co.	3.47
Host Hotels & Resorts, Inc.	3.45
Realty Income Corp.	3.34
Welltower, Inc.	3.33
Vornado Realty Trust	3.32
SL Green Realty Corp.	3.30
Total	35.04

24

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
S&P 500® Equal Weight Real Estate Index	(9.45)%	2.57%	7.92%	3.73%	18.87%
S&P 500® Index	0.86	9.04	29.66	9.57	53.89
Fund
NAV Return	(9.59)	2.25	6.89	3.41	17.11
Market Price Return	(9.71)	2.30	7.06	3.50	17.59

Guggenheim S&P 500® Equal Weight Real Estate ETF (the “Predecessor Fund”) Inception: August 13, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

25

RYT	Manager’s Analysis
Invesco S&P 500® Equal Weight Technology ETF (RYT)

As an index fund, the Invesco S&P 500® Equal Weight Technology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the information technology sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.

Unlike the S&P 500® Information Technology Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 2.91%. On a net asset value (“NAV”) basis, the Fund returned 2.73%. During the same time period, the Index returned 3.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors sub-industry and most underweight in the interactive media & services sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the semiconductors sub-industry.

For the fiscal year ended April 30, 2020, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the application software and systems software sub-industries, respectively. The IT consulting & other services sub-industry detracted most significantly from the Fund’s return, followed by technology hardware storage & peripherals and communications equipment sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Advanced Micro Devices, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.66%) and NVIDIA Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 1.61%). Positions that detracted most significantly from the Fund’s return during this period included DXC Technology Co., an IT services company (portfolio average weight of 1.18%) and Alliance Data Systems Corp., an IT services company (portfolio average weight of 1.21%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
IT Services	30.05
Semiconductors & Semiconductor Equipment	22.10
Software	19.49
Electronic Equipment, Instruments & Components	11.81
Technology Hardware, Storage & Peripherals	9.73
Communications Equipment	6.82
Money Market Funds Plus Other Assets Less Liabilities	(0.00)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Alliance Data Systems Corp.	1.79
FLIR Systems, Inc.	1.72
DXC Technology Co.	1.60
ServiceNow, Inc.	1.59
Paycom Software, Inc.	1.57
Qorvo, Inc.	1.54
Zebra Technologies Corp., Class A	1.54
F5 Networks, Inc.	1.52
Gartner, Inc.	1.52
PayPal Holdings, Inc.	1.49
Total	15.88

*	Excluding money market fund holdings.

26

Invesco S&P 500® Equal Weight Technology ETF (RYT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Information Technology Index	3.10%	15.91%	55.73%	16.45%	114.13%	15.87%	336.37%	11.86%	353.72%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	183.03
Fund
NAV Return	2.73	15.44	53.85	15.96	109.71	15.34	316.63	11.32	325.22
Market Price Return	2.91	15.48	54.02	16.01	110.13	15.36	317.36	11.33	325.87

Guggenheim S&P 500® Equal Weight Technology ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

27

RYU	Manager’s Analysis
Invesco S&P 500® Equal Weight Utilities ETF (RYU)

As an index fund, the Invesco S&P 500® Equal Weight Utilities ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Utilities Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the utilities sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The utilities sector includes utility companies such as electric, gas and water utilities, independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. In the event there are fewer than 22 securities of utilities companies eligible for inclusion in the Index at the quarterly rebalance, the Index will be supplemented with the largest utilities companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 security minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until at least the next quarterly rebalance.

Unlike the S&P 500® Utilities Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (2.04)%. On a net asset value (“NAV”) basis, the Fund returned (2.28)%. During the same time period, the Index returned (2.04)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as during the period. Performance compared to the index was also positively impacted by cash held by the Fund in order to pay the March Fund distributions which also coincided with the market decline.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electric utilities sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the multi-utilities sub-industry.

For the fiscal year ended April 30, 2020, the water utilities sub-industry contributed most significantly to the Fund’s return. The multi-utilities sub-industry detracted most significantly from the Fund’s return over the fiscal year.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included NextEra Energy, Inc., an electric utilities company (portfolio average weight of 3.73%) and Southern Co. (The), an electric utilities company (portfolio average weight of 3.66%). Positions that detracted most significantly from the Fund’s return during this period included CenterPoint Energy, Inc., a multi-utilities company (portfolio average weight of 3.25%) and Exelon Corp., an electric utilities company (portfolio average weight of 3.44%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Electric Utilities	49.64
Multi-Utilities	35.53
Independent Power and Renewable Electricity Producers	7.81
Water Utilities	3.47
Gas Utilities	3.46
Other Assets Less Liabilities	0.09

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2020
Security
NRG Energy, Inc.	4.02
CenterPoint Energy, Inc.	3.87
AES Corp. (The)	3.79
Sempra Energy	3.74
Southern Co. (The)	3.71
DTE Energy Co.	3.68
Exelon Corp.	3.63
Pinnacle West Capital Corp.	3.62
PPL Corp.	3.62
American Electric Power Co., Inc.	3.62
Total	37.30

28

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Utilities Plus Index	(2.04)%	6.33%	20.23%	8.13%	47.85%	11.19%	188.76%	8.04%	184.02%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	183.03
Fund
NAV Return	(2.28)	5.96	18.97	7.73	45.07	10.69	176.11	7.53	166.55
Market Price Return	(2.04)	6.00	19.10	7.79	45.54	10.66	175.41	7.55	167.08

Guggenheim S&P 500® Equal Weight Utilities ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

29

EWMC	Manager’s Analysis
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

As an index fund, the Invesco S&P MidCap 400® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P MidCap 400® Index that measures the mid-cap segment of the U.S. equity market. Such components include common stock of companies listed on certain U.S. exchanges and also may include equity interests in real estate investment trusts (“REITs”).

Unlike the S&P MidCap 400® Index, which employs a market capitalization weighted methodology, the Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (18.60)%. On a net asset value (“NAV”) basis, the Fund returned (18.24)%. During the same time period, the Index returned (18.00)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which was offset partially from the Fund holding cash to pay distributions in March, which coincided with overall market declines.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned (14.94)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight to and security selection in the health care sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return. The financials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included CNX Resources Corp., an energy company (portfolio average weight of 0.26%) and Cable One, Inc., a communication services company (portfolio average weight of 0.29%). Positions that detracted most significantly from the Fund’s return during this period included Chesapeake Energy Corp., an energy company (no longer held at fiscal year-end) and Resideo Technologies, Inc., an industrials company (portfolio average weight of 0.21%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Consumer Discretionary	16.37
Financials	15.95
Industrials	15.30
Information Technology	13.62
Real Estate	8.99
Health Care	8.68
Materials	7.26
Consumer Staples	4.05
Energy	4.03
Utilities	3.33
Communication Services	2.41
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Matador Resources Co.	0.48
Patterson-UTI Energy, Inc.	0.42
Enphase Energy, Inc.	0.37
PBF Energy, Inc., Class A	0.35
Murphy Oil Corp.	0.35
Brinker International, Inc.	0.34
WPX Energy, Inc.	0.33
Fluor Corp.	0.33
Antero Midstream Corp.	0.31
Adient PLC	0.31
Total	3.59

*	Excluding money market fund holdings.

30

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
						Average Annualized	Cumulative
Blended—S&P MidCap 400® Equal Weight Index	(18.00)%	(1.94)%	(5.70)%	2.04%	10.60%	8.11%	108.19%
S&P MidCap 400® Index	(14.94)	(0.03)	(0.10)	3.58	19.20	8.48	115.02
Fund
NAV Return	(18.24)	(2.27)	(6.67)	1.61	8.33	7.67	100.37
Market Price Return	(18.60)	(2.43)	(7.10)	1.54	7.96	7.62	99.51

Guggenheim S&P MidCap 400® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities.

Blended Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Equal Weight Index performance is comprised of the performance of the Russell MidCap Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

31

EWSC	Manager’s Analysis
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

As an index fund, the Invesco S&P SmallCap 600® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Equal Weight Index (the “Index”). The Fund will generally invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P SmallCap 600® Index that measures the small-cap segment of the U.S. equity market. Such components include common stock of companies listed on certain U.S. exchanges and also may include equity interests in real estate investment trusts (“REITs”).

Unlike the S&P SmallCap 600® Index, which employs a market capitalization weighted methodology, the Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (22.33)%. On a net asset value (“NAV”) basis, the Fund returned (22.17)%. During the same time period, the Index returned (21.93)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (19.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the industrials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund having an overweight allocation to the energy sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology sector. The financials sector detracted most significantly from the Fund’s return, followed by the energy and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included OraSure Technologies, Inc., a health care company (portfolio average weight of 0.18%) and Stamps.com, Inc., a consumer discretionary company (portfolio average weight of 0.21%). Positions that detracted most significantly from the Fund’s return during this period included Whiting Petroleum Corp., an energy company (no longer held at fiscal year-end) and Diamond Offshore Drilling, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Consumer Discretionary	16.20
Industrials	15.29
Financials	15.27
Information Technology	12.49
Health Care	11.09
Energy	9.28
Real Estate	7.81
Materials	5.98
Consumer Staples	3.37
Sector Types Each Less Than 3%	3.25
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Gulfport Energy Corp.	0.53
QEP Resources, Inc.	0.47
Laredo Petroleum, Inc.	0.38
Oasis Petroleum, Inc.	0.38
SM Energy Co.	0.36
Callon Petroleum Co.	0.32
Denbury Resources, Inc.	0.29
TETRA Technologies, Inc.	0.29
HighPoint Resources Corp.	0.26
Talos Energy, Inc.	0.25
Total	3.53

*	Excluding money market fund holdings.

32

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
						Average Annualized	Cumulative
Blended—S&P SmallCap 600® Equal Weight Index	(21.93)%	(3.57)%	(10.34)%	0.08%	0.39%	5.34%	63.21%
S&P SmallCap 600® Index	(19.60)	(1.79)	(5.27)	3.37	18.01	8.64	117.99
Fund
NAV Return	(22.17)	(3.88)	(11.20)	(0.33)	(1.62)	4.90	56.87
Market Price Return	(22.33)	(4.18)	(12.02)	(0.37)	(1.85)	4.84	56.02

Guggenheim S&P SmallCap 600® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities.

Blended Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® Equal Weight Index performance is comprised of the performance of the Russell 2000® Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

33

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

34

Invesco S&P 500® Equal Weight ETF (RSP)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-4.40%
Activision Blizzard, Inc.	316,076	$20,143,524
Alphabet, Inc., Class A(b)	8,315	11,197,811
Alphabet, Inc., Class C(b)	8,308	11,204,667
AT&T, Inc.	676,646	20,617,404
CenturyLink, Inc.	2,061,592	21,894,107
Charter Communications, Inc., Class A(b)	42,365	20,980,419
Comcast Corp., Class A	554,915	20,881,451
Discovery, Inc., Class A(b)(c)	325,173	7,290,379
Discovery, Inc., Class C(b)	689,704	14,076,859
DISH Network Corp., Class A(b)	938,345	23,472,700
Electronic Arts, Inc.(b)	183,604	20,978,593
Facebook, Inc., Class A(b)	117,926	24,140,631
Fox Corp., Class A	543,378	14,057,189
Fox Corp., Class B	248,879	6,361,347
Interpublic Group of Cos., Inc. (The)	1,403,158	23,825,623
Live Nation Entertainment, Inc.(b)	551,016	24,724,088
Netflix, Inc.(b)	49,968	20,979,065
News Corp., Class A	1,794,752	17,785,992
News Corp., Class B	562,486	5,748,607
Omnicom Group, Inc.	387,237	22,084,126
Take-Two Interactive Software, Inc.(b)	169,969	20,574,747
T-Mobile US, Inc.(b)	232,259	20,392,340
Twitter, Inc.(b)	791,430	22,698,212
Verizon Communications, Inc.	361,463	20,766,049
ViacomCBS, Inc., Class B	1,337,418	23,083,835
Walt Disney Co. (The)	198,178	21,432,951

		481,392,716

Consumer Discretionary-12.75%
Advance Auto Parts, Inc.	177,788	21,496,347
Amazon.com, Inc.(b)	8,920	22,068,080
Aptiv PLC	330,597	22,993,021
AutoZone, Inc.(b)	21,317	21,750,161
Best Buy Co., Inc.	300,159	23,031,200
Booking Holdings, Inc.(b)	14,376	21,284,674
BorgWarner, Inc.	783,228	22,376,824
Capri Holdings Ltd.(b)	1,634,291	24,922,938
CarMax, Inc.(b)	324,011	23,863,410
Carnival Corp.	1,682,440	26,750,796
Chipotle Mexican Grill, Inc.(b)	25,942	22,791,344
D.R. Horton, Inc.	529,868	25,020,367
Darden Restaurants, Inc.	333,554	24,612,950
Dollar General Corp.	116,042	20,342,163
Dollar Tree, Inc.(b)	258,540	20,597,882
eBay, Inc.	564,310	22,476,467
Expedia Group, Inc.	334,249	23,724,994
Ford Motor Co.	4,127,232	21,007,611
Gap, Inc. (The)	2,530,701	20,549,292
Garmin Ltd.	257,355	20,886,932
General Motors Co.	940,007	20,952,756
Genuine Parts Co.	283,082	22,442,741
H&R Block, Inc.	1,471,532	24,501,008
Hanesbrands, Inc.	2,294,396	22,806,296
Harley-Davidson, Inc.	1,092,054	23,839,539
Hasbro, Inc.	281,015	20,292,093
Hilton Worldwide Holdings, Inc.	279,436	21,156,100
Home Depot, Inc. (The)	100,912	22,183,485

	Shares	Value
Consumer Discretionary-(continued)
Kohl’s Corp.	1,143,484	$21,108,715
L Brands, Inc.	1,533,476	18,233,030
Las Vegas Sands Corp.	449,522	21,586,046
Leggett & Platt, Inc.	731,451	25,695,874
Lennar Corp., Class A	492,236	24,646,257
LKQ Corp.(b)	1,009,394	26,395,653
Lowe’s Cos., Inc.	217,614	22,795,066
Marriott International, Inc., Class A	250,792	22,807,024
McDonald’s Corp.	113,546	21,296,688
MGM Resorts International	1,500,818	25,258,767
Mohawk Industries, Inc.(b)	265,460	23,286,151
Newell Brands, Inc.	1,643,184	22,807,394
NIKE, Inc., Class B	235,034	20,490,264
Nordstrom, Inc.(c)	1,124,004	21,108,795
Norwegian Cruise Line Holdings Ltd.(b)(c)	1,706,894	27,993,062
NVR, Inc.(b)	7,248	22,468,800
O’Reilly Automotive, Inc.(b)	56,571	21,855,640
PulteGroup, Inc.	828,027	23,408,323
PVH Corp.	470,837	23,179,306
Ralph Lauren Corp.	290,739	21,450,723
Ross Stores, Inc.	230,395	21,048,887
Royal Caribbean Cruises Ltd.	565,170	26,433,001
Starbucks Corp.	274,088	21,030,772
Tapestry, Inc.	1,388,396	20,659,332
Target Corp.	186,308	20,445,440
Tiffany & Co.	163,624	20,698,436
TJX Cos., Inc. (The)	424,915	20,842,081
Tractor Supply Co.	227,907	23,116,607
Ulta Beauty, Inc.(b)	98,056	21,368,364
Under Armour, Inc., Class A(b)	1,109,766	11,563,762
Under Armour, Inc., Class C(b)	1,147,369	10,636,111
VF Corp.	367,515	21,352,621
Whirlpool Corp.	200,626	22,417,949
Wynn Resorts Ltd.	269,335	23,036,223
Yum! Brands, Inc.	251,063	21,699,375

		1,394,942,010

Consumer Staples-6.22%
Altria Group, Inc.	517,300	20,304,025
Archer-Daniels-Midland Co.	568,190	21,102,577
Brown-Forman Corp., Class B	330,467	20,555,047
Campbell Soup Co.	419,847	20,983,953
Church & Dwight Co., Inc.	287,312	20,108,967
Clorox Co. (The)	109,375	20,391,875
Coca-Cola Co. (The)	439,692	20,177,466
Colgate-Palmolive Co.	287,827	20,225,603
Conagra Brands, Inc.	629,363	21,045,899
Constellation Brands, Inc., Class A	129,882	21,390,267
Costco Wholesale Corp.	66,603	20,180,709
Coty,Inc.,Class A	3,675,012	20,028,815
Estee Lauder Cos., Inc. (The), Class A	121,272	21,392,381
General Mills, Inc.	348,371	20,863,939
Hershey Co. (The)	144,326	19,113,092
Hormel Foods Corp.	418,468	19,605,226
JM Smucker Co. (The)	173,923	19,985,492
Kellogg Co.	324,993	21,287,041
Kimberly-Clark Corp.	149,049	20,640,306
Kraft Heinz Co. (The)	720,457	21,851,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2020

	Shares	Value
Consumer Staples-(continued)
Kroger Co. (The)	661,881	$20,922,058
Lamb Weston Holdings, Inc.	352,657	21,639,033
McCormick & Co., Inc.	134,695	21,125,564
Molson Coors Beverage Co., Class B	476,152	19,526,994
Mondelez International, Inc., Class A	395,117	20,324,818
Monster Beverage Corp.(b)	339,795	21,002,729
PepsiCo, Inc.	153,695	20,332,312
Philip Morris International, Inc.	271,055	20,220,703
Procter & Gamble Co. (The)	169,485	19,977,197
Sysco Corp.	420,012	23,634,075
Tyson Foods, Inc., Class A	338,969	21,080,482
Walgreens Boots Alliance, Inc.	474,854	20,556,430
Walmart, Inc.	160,104	19,460,641

		681,037,177

Energy-6.23%
Apache Corp.	2,488,960	32,555,597
Baker Hughes Co., Class A	1,621,736	22,623,217
Cabot Oil & Gas Corp.	1,008,174	21,796,722
Chevron Corp.	242,402	22,300,984
Concho Resources, Inc.	406,837	23,075,795
ConocoPhillips	599,311	25,230,993
Devon Energy Corp.	2,291,905	28,580,055
Diamondback Energy, Inc.	670,399	29,189,172
EOG Resources, Inc.	505,049	23,994,878
Exxon Mobil Corp.	488,920	22,720,112
Halliburton Co.	2,787,775	29,271,637
Helmerich & Payne, Inc.	1,191,182	23,549,668
Hess Corp.	565,754	27,518,275
HollyFrontier Corp.	782,053	25,839,031
Kinder Morgan, Inc.	1,411,585	21,498,440
Marathon Oil Corp.	4,857,797	29,729,718
Marathon Petroleum Corp.	830,305	26,636,184
National Oilwell Varco, Inc.	1,810,731	22,887,640
Noble Energy, Inc.	3,040,482	29,827,128
Occidental Petroleum Corp.	1,550,361	25,735,993
ONEOK, Inc.	719,244	21,526,973
Phillips 66.	354,968	25,973,009
Pioneer Natural Resources Co.	275,762	24,628,304
Schlumberger Ltd.	1,382,933	23,260,933
TechnipFMC PLC (United Kingdom)	2,611,468	23,268,180
Valero Energy Corp.	408,267	25,863,714
Williams Cos., Inc. (The)	1,168,759	22,638,862

		681,721,214

Financials-13.25%
Aflac, Inc.	579,257	21,571,531
Allstate Corp. (The)	201,417	20,488,137
American Express Co.	241,811	22,065,254
American International Group, Inc.	862,505	21,933,502
Ameriprise Financial, Inc.	190,450	21,890,323
Aon PLC	110,736	19,120,785
Arthur J. Gallagher & Co.	252,771	19,842,524
Assurant, Inc.	199,704	21,216,553
Bank of America Corp.	907,701	21,830,209
Bank of New York Mellon Corp. (The)	565,170	21,216,482
Berkshire Hathaway, Inc., Class B(b)	110,507	20,704,592
BlackRock, Inc.	44,324	22,252,421
Capital One Financial Corp.	386,806	25,049,557
Cboe Global Markets, Inc.	207,172	20,588,753
Charles Schwab Corp. (The)	590,439	22,271,359

	Shares	Value
Financials-(continued)
Chubb Ltd.	177,894	$19,214,331
Cincinnati Financial Corp.	246,291	16,205,948
Citigroup, Inc.	464,944	22,577,681
Citizens Financial Group, Inc.	1,063,488	23,811,496
CME Group, Inc., Class A	110,289	19,654,603
Comerica, Inc.	704,391	24,555,070
Discover Financial Services	603,063	25,913,617
E*TRADE Financial Corp.	530,002	21,523,381
Everest Re Group Ltd.	109,040	18,878,095
Fifth Third Bancorp	1,270,687	23,749,140
First Republic Bank	211,267	22,033,035
Franklin Resources, Inc.	1,293,236	24,364,566
Globe Life, Inc.	273,549	22,524,025
Goldman Sachs Group, Inc. (The)	115,203	21,130,534
Hartford Financial Services Group, Inc. (The)	528,153	20,064,532
Huntington Bancshares, Inc.	2,621,757	24,225,035
Intercontinental Exchange, Inc.	233,816	20,914,841
Invesco Ltd.(d)	2,329,798	20,082,859
JPMorgan Chase & Co.	222,002	21,258,912
KeyCorp	1,954,795	22,773,362
Lincoln National Corp.	712,455	25,270,779
Loews Corp.	584,706	20,265,910
M&T Bank Corp.	200,337	22,453,771
MarketAxess Holdings, Inc.	49,301	22,432,448
Marsh & McLennan Cos., Inc.	214,449	20,872,321
MetLife, Inc.	639,178	23,061,542
Moody’s Corp.	88,337	21,545,394
Morgan Stanley	540,571	21,314,715
MSCI, Inc.	66,786	21,839,022
Nasdaq, Inc.	190,089	20,847,061
Northern Trust Corp.	264,145	20,909,718
People’s United Financial, Inc.	1,840,704	23,358,534
PNC Financial Services Group, Inc. (The)	208,203	22,209,014
Principal Financial Group, Inc.	692,040	25,197,176
Progressive Corp. (The)	256,252	19,808,280
Prudential Financial, Inc.	373,346	23,285,590
Raymond James Financial, Inc.	331,885	21,877,859
Regions Financial Corp.	2,219,689	23,861,657
S&P Global, Inc.	74,798	21,906,838
State Street Corp.	361,276	22,774,839
SVB Financial Group(b)	121,673	23,503,573
Synchrony Financial	1,352,850	26,772,901
T. Rowe Price Group, Inc.	204,180	23,609,333
Travelers Cos., Inc. (The)	201,126	20,355,962
Truist Financial Corp.	632,675	23,611,431
U.S. Bancorp	602,715	21,999,098
Unum Group	1,362,424	23,774,299
W.R. Berkley Corp.	370,787	20,022,498
Wells Fargo & Co.	744,592	21,630,398
Willis Towers Watson PLC	108,184	19,288,125
Zions Bancorporation N.A	726,672	22,970,102

		1,450,127,233

Health Care-11.60%
Abbott Laboratories	220,255	20,283,283
AbbVie, Inc.	253,228	20,815,342
ABIOMED, Inc.(b)	127,280	24,342,300
Agilent Technologies, Inc.	265,629	20,363,119
Alexion Pharmaceuticals, Inc.(b)	204,200	21,945,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2020

	Shares	Value
Health Care-(continued)
Align Technology, Inc.(b)	109,493	$23,524,571
Allergan PLC	113,077	21,183,845
AmerisourceBergen Corp.	237,032	21,252,289
Amgen, Inc.	89,980	21,525,016
Anthem, Inc.	78,892	22,147,351
Baxter International, Inc.	227,452	20,193,189
Becton, Dickinson and Co.	80,981	20,450,132
Biogen, Inc.(b)	61,784	18,339,345
Boston Scientific Corp.(b)	551,891	20,684,875
Bristol-Myers Squibb Co.	348,707	21,204,873
Cardinal Health, Inc.	412,486	20,409,807
Centene Corp.(b)	296,566	19,745,364
Cerner Corp.	301,969	20,953,629
Cigna Corp.	108,914	21,323,183
Cooper Cos., Inc. (The)	69,003	19,783,160
CVS Health Corp.	333,501	20,526,987
Danaher Corp.	135,038	22,073,311
DaVita, Inc.(b)	270,482	21,370,783
DENTSPLY SIRONA, Inc.	517,172	21,948,780
Edwards Lifesciences Corp.(b)	92,531	20,125,493
Eli Lilly and Co.	134,466	20,793,822
Gilead Sciences, Inc.	251,747	21,146,748
HCA Healthcare, Inc.	182,709	20,076,065
Henry Schein, Inc.(b)	393,950	21,493,912
Hologic, Inc.(b)	482,562	24,176,356
Humana, Inc.	56,572	21,600,321
IDEXX Laboratories, Inc.(b)	79,723	22,131,105
Illumina, Inc.(b)	66,806	21,313,118
Incyte Corp.(b)	211,458	20,650,988
Intuitive Surgical, Inc.(b)	40,138	20,505,701
IQVIA Holdings, Inc.(b)	160,597	22,899,526
Johnson & Johnson	139,111	20,872,214
Laboratory Corp. of America Holdings(b)	142,266	23,395,644
McKesson Corp.	149,210	21,075,912
Medtronic PLC	204,500	19,965,335
Merck & Co., Inc.	253,197	20,088,650
Mettler-Toledo International, Inc.(b)	29,309	21,100,721
Mylan N.V.(b)	1,311,700	21,997,209
PerkinElmer, Inc.	252,679	22,875,030
Perrigo Co. PLC.	407,390	21,713,887
Pfizer, Inc.	572,500	21,961,100
Quest Diagnostics, Inc.	221,511	24,390,576
Regeneron Pharmaceuticals, Inc.(b)	37,317	19,624,264
ResMed, Inc.	128,026	19,884,998
STERIS PLC	136,356	19,430,730
Stryker Corp.	111,506	20,788,064
Teleflex, Inc.	61,034	20,470,804
Thermo Fisher Scientific, Inc.	63,824	21,360,616
UnitedHealth Group, Inc.	72,761	21,280,410
Universal Health Services, Inc., Class B	196,047	20,720,207
Varian Medical Systems, Inc.(b)	182,565	20,881,785
Vertex Pharmaceuticals, Inc.(b)	78,271	19,661,675
Waters Corp.(b)	106,990	20,007,130
Zimmer Biomet Holdings, Inc.	178,210	21,331,737
Zoetis, Inc.	161,825	20,925,591

		1,269,107,352

Industrials-14.43%
3M Co.	144,290	21,920,537
A.O. Smith Corp.	514,395	21,800,060

	Shares	Value
Industrials-(continued)
Alaska Air Group, Inc.	706,033	$22,960,193
Allegion PLC	216,447	21,761,581
American Airlines Group, Inc.(c)	1,826,404	21,935,112
AMETEK, Inc.	263,112	22,067,203
Boeing Co. (The)	137,223	19,351,187
C.H. Robinson Worldwide, Inc.	284,675	20,183,458
Carrier Global Corp.(b)	1,537,939	27,236,900
Caterpillar, Inc.	181,693	21,145,431
Cintas Corp.	103,516	22,962,954
Copart, Inc.(b)	293,079	23,478,559
CSX Corp.	336,647	22,296,131
Cummins, Inc.	141,658	23,161,083
Deere & Co.	152,620	22,139,057
Delta Air Lines, Inc.	870,666	22,558,956
Dover Corp.	238,798	22,363,433
Eaton Corp. PLC	266,611	22,262,019
Emerson Electric Co.	418,105	23,844,528
Equifax, Inc.	165,115	22,934,473
Expeditors International of Washington, Inc.	294,566	21,092,398
Fastenal Co.	588,200	21,304,604
FedEx Corp.	169,263	21,457,471
Flowserve Corp.	852,081	24,003,122
Fortive Corp.	350,085	22,405,440
Fortune Brands Home & Security, Inc.	453,469	21,857,206
General Dynamics Corp.	152,922	19,974,672
General Electric Co.	3,089,390	21,007,852
Honeywell International, Inc.	152,776	21,678,914
Howmet Aerospace, Inc.	1,813,850	23,707,019
Huntington Ingalls Industries, Inc.	107,844	20,642,420
IDEX Corp.	138,352	21,255,018
IHS Markit Ltd.	314,601	21,172,647
Illinois Tool Works, Inc.	133,241	21,651,663
Ingersoll Rand, Inc.(b)	788,197	22,920,776
J.B. Hunt Transport Services, Inc.	196,432	19,863,204
Jacobs Engineering Group, Inc.	250,973	20,768,016
Johnson Controls International PLC	715,357	20,824,042
Kansas City Southern	151,659	19,799,082
L3Harris Technologies, Inc.	103,926	20,130,466
Lockheed Martin Corp.	52,726	20,513,578
Masco Corp.	528,421	21,686,398
Nielsen Holdings PLC	1,593,622	23,474,052
Norfolk Southern Corp.	131,515	22,502,217
Northrop Grumman Corp.	59,310	19,612,038
Old Dominion Freight Line, Inc.	154,810	22,492,345
Otis Worldwide Corp.(b)	457,889	23,311,129
PACCAR, Inc.	312,369	21,625,306
Parker-Hannifin Corp.	152,463	24,107,450
Pentair PLC	667,455	23,087,268
Quanta Services, Inc.	605,309	22,009,035
Raytheon Technologies Corp.	319,820	20,727,534
Republic Services, Inc.	263,212	20,620,028
Robert Half International, Inc.	488,691	23,100,424
Rockwell Automation, Inc.	125,345	23,750,371
Rollins, Inc.	542,395	21,695,800
Roper Technologies, Inc.	65,627	22,380,776
Snap-on, Inc.	178,592	23,268,752
Southwest Airlines Co.	677,495	21,171,719
Stanley Black & Decker, Inc.	187,771	20,692,364
Textron, Inc.	761,479	20,072,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2020

	Shares	Value
Industrials-(continued)
Trane Technologies PLC	235,034	$20,546,672
TransDigm Group, Inc.	62,616	22,734,617
Union Pacific Corp.	140,978	22,526,875
United Airlines Holdings, Inc.(b)	726,672	21,494,958
United Parcel Service, Inc., Class B	205,667	19,468,438
United Rentals, Inc.(b)	201,165	25,849,702
Verisk Analytics, Inc.	137,585	21,027,116
W.W. Grainger, Inc.	75,414	20,782,590
Wabtec Corp.	429,051	24,207,057
Waste Management, Inc.	210,734	21,077,615
Xylem, Inc.	303,666	21,833,585

		1,579,329,282

Information Technology-14.26%
Accenture PLC, Class A	120,690	22,350,581
Adobe, Inc.(b)	61,533	21,760,530
Advanced Micro Devices, Inc.(b)	373,383	19,561,535
Akamai Technologies, Inc.(b)	200,736	19,613,915
Alliance Data Systems Corp.	558,152	27,946,671
Amphenol Corp., Class A	250,912	22,145,493
Analog Devices, Inc.	205,566	22,530,034
ANSYS, Inc.(b)	80,081	20,967,608
Apple, Inc.	74,780	21,970,364
Applied Materials, Inc.	397,194	19,732,598
Arista Networks, Inc.(b)	100,623	22,066,624
Autodesk, Inc.(b)	116,804	21,857,532
Automatic Data Processing, Inc.	149,778	21,970,935
Broadcom, Inc.	79,475	21,586,999
Broadridge Financial Solutions, Inc.	192,220	22,297,520
Cadence Design Systems, Inc.(b)	268,712	21,800,605
CDW Corp.	194,194	21,516,695
Cisco Systems, Inc.	497,432	21,081,168
Citrix Systems, Inc.	140,655	20,396,381
Cognizant Technology Solutions Corp., Class A	392,692	22,783,990
Corning, Inc.	1,019,856	22,447,030
DXC Technology Co.	1,378,423	24,990,809
F5 Networks, Inc.(b)	170,258	23,710,129
Fidelity National Information Services, Inc.	165,128	21,778,732
Fiserv, Inc.(b)	209,997	21,642,291
FleetCor Technologies, Inc.(b)	94,496	22,797,160
FLIR Systems, Inc.	618,777	26,854,922
Fortinet, Inc.(b)	187,230	20,172,160
Gartner, Inc.(b)	199,417	23,692,734
Global Payments, Inc.	136,436	22,651,105
Hewlett Packard Enterprise Co.	2,176,252	21,893,095
HP, Inc.	1,361,565	21,117,873
Intel Corp.	350,123	21,000,377
International Business Machines Corp.	175,926	22,089,268
Intuit, Inc.	79,716	21,508,174
IPG Photonics Corp.(b)	177,500	22,956,075
Jack Henry & Associates, Inc.	124,688	20,392,722
Juniper Networks, Inc.	936,269	20,223,410
Keysight Technologies, Inc.(b)	220,483	21,336,140
KLA Corp.	131,083	21,509,409
Lam Research Corp.	75,906	19,377,284
Leidos Holdings, Inc.	212,901	21,036,748
Mastercard, Inc., Class A	81,276	22,348,462
Maxim Integrated Products, Inc.	398,025	21,883,414

	Shares	Value
Information Technology-(continued)
Microchip Technology, Inc.	263,013	$23,074,130
Micron Technology, Inc.(b)	462,397	22,144,192
Microsoft Corp.	118,400	21,218,464
Motorola Solutions, Inc.	133,934	19,261,048
NetApp, Inc.	501,345	21,943,871
NortonLifeLock, Inc.	1,050,280	22,339,456
NVIDIA Corp.	72,295	21,130,383
Oracle Corp.	386,878	20,492,928
Paychex, Inc.	313,045	21,449,843
Paycom Software, Inc.(b)	93,930	24,517,609
PayPal Holdings, Inc.(b)	188,962	23,242,326
Qorvo, Inc.(b)	244,934	24,010,880
QUALCOMM, Inc.	277,422	21,824,789
salesforce.com, inc.(b)	129,947	21,044,917
Seagate Technology PLC	410,568	20,507,872
ServiceNow, Inc.(b)	70,579	24,811,342
Skyworks Solutions, Inc.	221,511	23,010,563
Synopsys, Inc.(b)	136,465	21,441,381
TE Connectivity Ltd.	313,328	23,017,075
Texas Instruments, Inc.	186,091	21,599,582
VeriSign, Inc.(b)	100,759	21,108,003
Visa, Inc., Class A	124,795	22,303,362
Western Digital Corp.	499,335	23,009,357
Western Union Co. (The)	1,060,274	20,219,425
Xerox Holdings Corp.	1,166,202	21,329,835
Xilinx, Inc.	237,439	20,752,169
Zebra Technologies Corp., Class A(b)	104,098	23,907,147

		1,560,059,250

Materials-5.61%
Air Products and Chemicals, Inc.	95,399	21,520,106
Albemarle Corp.(c)	343,767	21,117,607
Amcor PLC.	2,406,776	21,588,781
Avery Dennison Corp.	193,226	21,330,218
Ball Corp.	301,023	19,744,099
Celanese Corp.	270,355	22,458,390
CF Industries Holdings, Inc.	746,962	20,541,455
Corteva, Inc.	828,356	21,694,644
Dow, Inc.	632,292	23,198,793
DuPont de Nemours, Inc.	550,871	25,901,954
Eastman Chemical Co.	383,513	23,206,372
Ecolab, Inc.	118,216	22,874,796
FMC Corp.	245,424	22,554,466
Freeport-McMoRan, Inc.	2,533,746	22,372,977
International Flavors & Fragrances, Inc.(c)	168,896	22,130,443
International Paper Co.	663,468	22,723,779
Linde PLC (United Kingdom)	112,081	20,621,783
LyondellBasell Industries N.V., Class A	404,889	23,463,318
Martin Marietta Materials, Inc.	106,248	20,211,557
Mosaic Co. (The)	1,845,531	21,242,062
Newmont Corp.	356,786	21,221,631
Nucor Corp.	566,061	23,316,053
Packaging Corp. of America	232,626	22,483,303
PPG Industries, Inc.	226,469	20,570,179
Sealed Air Corp.	716,310	20,479,303
Sherwin-Williams Co. (The)	41,039	22,012,088
Vulcan Materials Co.	188,620	21,308,401
Westrock Co.	688,529	22,163,748

		614,052,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2020

	Shares	Value
Real Estate-6.06%
Alexandria Real Estate Equities, Inc.	136,182	$21,392,830
American Tower Corp.	83,250	19,813,500
Apartment Investment & Management Co., Class A	539,758	20,332,684
AvalonBay Communities, Inc.	124,045	20,213,133
Boston Properties, Inc.	221,276	21,503,602
CBRE Group, Inc., Class A(b)	474,854	20,385,482
Crown Castle International Corp.	126,557	20,176,983
Digital Realty Trust, Inc.	141,737	21,188,264
Duke Realty Corp.	605,259	21,002,487
Equinix, Inc.	30,561	20,634,787
Equity Residential	302,785	19,699,192
Essex Property Trust, Inc.	81,001	19,772,344
Extra Space Storage, Inc.	226,968	20,027,656
Federal Realty Investment Trust	280,410	23,349,741
Healthpeak Properties, Inc.	804,686	21,034,492
Host Hotels & Resorts, Inc.	1,858,507	22,878,221
Iron Mountain, Inc.	845,580	20,446,124
Kimco Realty Corp.	2,368,983	25,845,605
Mid-America Apartment Communities, Inc.	186,174	20,836,594
Prologis, Inc.	234,281	20,904,894
Public Storage	107,558	19,946,631
Realty Income Corp.	403,509	22,160,714
Regency Centers Corp.	546,600	24,001,206
SBA Communications Corp., Class A	67,244	19,495,380
Simon Property Group, Inc.	376,551	25,142,310
SL Green Realty Corp.	412,242	21,869,438
UDR, Inc.	542,677	20,334,107
Ventas, Inc.	675,331	21,846,958
Vornado Realty Trust	502,523	22,020,558
Welltower, Inc.	430,376	22,048,163
Weyerhaeuser Co.	1,051,309	22,992,128

		663,296,208

Utilities-5.13%
AES Corp. (The)	1,610,615	21,340,649
Alliant Energy Corp.	399,773	19,408,979
Ameren Corp.	271,514	19,752,644
American Electric Power Co., Inc.	244,645	20,332,446
American Water Works Co., Inc.	160,416	19,521,023
Atmos Energy Corp.	190,886	19,464,645
CenterPoint Energy, Inc.	1,278,355	21,770,386
CMS Energy Corp.	334,557	19,099,859
Consolidated Edison, Inc.	235,938	18,591,914
Dominion Energy, Inc.	259,247	19,995,721

	Shares	Value
Utilities-(continued)
DTE Energy Co.	199,627	$20,709,305
Duke Energy Corp.	234,535	19,855,733
Edison International	340,489	19,990,109
Entergy Corp.	208,655	19,928,639
Evergy, Inc.	346,536	20,248,098
Eversource Energy	230,946	18,637,342
Exelon Corp.	549,712	20,383,321
FirstEnergy Corp.	457,287	18,872,235
NextEra Energy, Inc.	85,805	19,831,252
NiSource, Inc.	801,037	20,114,039
NRG Energy, Inc.	673,617	22,586,378
Pinnacle West Capital Corp.	264,444	20,359,544
PPL Corp.	800,730	20,354,557
Public Service Enterprise Group, Inc.	386,878	19,618,583
Sempra Energy	169,801	21,029,854
Southern Co. (The)	367,682	20,858,600
WEC Energy Group, Inc.	210,679	19,076,983
Xcel Energy, Inc.	314,832	20,010,722

		561,743,560

Total Common Stocks & Other Equity Interests (Cost $11,391,032,936)		10,936,808,308

Money Market Funds-0.00%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $443,536)	443,536	443,536

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $11,391,476,472)		10,937,251,844

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.58%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $63,329,675)	63,329,675	63,329,675

TOTAL INVESTMENTS IN SECURITIES-100.52% (Cost $11,454,806,147)		11,000,581,519
OTHER ASSETS LESS LIABILITIES-(0.52)%		(56,711,406)

NET ASSETS-100.00%.		$10,943,870,113

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Ltd.	$35,682,422	$16,382,012	$(9,868,532)	$(17,650,410)	$(4,462,633)	$20,082,859	$2,125,274
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	10,882,317	435,447,626	(445,886,407)	-	-	443,536	157,952
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	31,848,243	896,527,684	(928,375,927)	-	-	-	848,842
Invesco Liquid Assets Portfolio, Institutional Class*	10,616,099	264,593,262	(275,187,615)	-	(21,746)	-	311,938
Invesco Private Government Fund	-	123,183,678	(59,854,003)	-	-	63,329,675	33

Total	$89,029,081	$1,736,134,262	$(1,719,172,484)	$(17,650,410)	$(4,484,379)	$83,856,070	$3,444,039

*	At April 30, 2020, this security was no longer held.
(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Diversified Telecommunication Services-13.16%
AT&T, Inc.	25,574	$779,240
CenturyLink, Inc.	77,919	827,500
Verizon Communications, Inc.	13,662	784,882

		2,391,622

Entertainment-26.78%
Activision Blizzard, Inc.	11,943	761,127
Electronic Arts, Inc.(b)	6,936	792,507
Live Nation Entertainment, Inc.(b)	20,825	934,418
Netflix, Inc.(b)	1,889	793,097
Take-Two Interactive Software, Inc.(b)	6,419	777,020
Walt Disney Co. (The)	7,490	810,044

		4,868,213

Interactive Media & Services-14.36%
Alphabet, Inc., Class A(b)	312	420,170
Alphabet, Inc., Class C(b)	312	420,782
Facebook, Inc., Class A(b)	4,456	912,188
Twitter, Inc.(b)	29,912	857,876

		2,611,016

Media-41.50%
Charter Communications, Inc., Class A(b)	1,600	792,368

	Shares	Value
Media-(continued)
Comcast Corp., Class A	20,973	$789,214
Discovery, Inc., Class A(b)	12,290	275,542
Discovery, Inc., Class C(b)	26,068	532,048
DISH Network Corp., Class A(b)	35,464	887,132
Fox Corp., Class A	20,537	531,292
Fox Corp., Class B	9,406	240,417
Interpublic Group of Cos., Inc. (The)	53,032	900,483
News Corp., Class A	67,833	672,225
News Corp., Class B.	21,259	217,267
Omnicom Group, Inc.	14,635	834,634
ViacomCBS, Inc., Class B	50,549	872,476

		7,545,098

Wireless Telecommunication Services-4.24%
T-Mobile US, Inc.(b)	8,778	770,708

TOTAL INVESTMENTS IN SECURITIES-100.04% (Cost $21,056,444)		18,186,657
OTHER ASSETS LESS LIABILITIES-(0.04)%		(6,517)

NET ASSETS-100.00%		$18,180,140

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$19,831	$579,764	$(599,595)	$-	$-	$-	$229
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	4,158,503	(4,158,503)	-	-	-	2,619
Invesco Liquid Assets Portfolio, Institutional Class*	-	1,156,256	(1,156,264)	-	8	-	938

Total	$19,831	$5,894,523	$(5,914,362)	$-	$8	$-	$3,786

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Auto Components-3.25%
Aptiv PLC	11,617	$807,962
BorgWarner, Inc.	27,523	786,332

		1,594,294

Automobiles-4.72%
Ford Motor Co.	145,032	738,213
General Motors Co.	33,032	736,283
Harley-Davidson, Inc.	38,375	837,726

		2,312,222

Distributors-3.50%
Genuine Parts Co.	9,947	788,598
LKQ Corp.(b)	35,470	927,541

		1,716,139

Diversified Consumer Services-1.76%
H&R Block, Inc.	51,711	860,988

Hotels, Restaurants & Leisure-21.95%
Carnival Corp.	59,121	940,024
Chipotle Mexican Grill, Inc.(b)	905	795,088
Darden Restaurants, Inc.	11,722	864,966
Hilton Worldwide Holdings, Inc.	9,820	743,472
Las Vegas Sands Corp.	15,796	758,524
Marriott International, Inc., Class A	8,813	801,454
McDonald’s Corp.	3,990	748,364
MGM Resorts International	52,739	887,597
Norwegian Cruise Line Holdings Ltd.(b)	59,981	983,689
Royal Caribbean Cruises Ltd.	19,860	928,852
Starbucks Corp.	9,631	738,987
Wynn Resorts Ltd.	9,464	809,456
Yum! Brands, Inc.	8,822	762,486

		10,762,959

Household Durables-15.09%
D.R. Horton, Inc.	18,620	879,237
Garmin Ltd.	9,044	734,011
Leggett & Platt, Inc.	25,703	902,946
Lennar Corp., Class A	17,297	866,061
Mohawk Industries, Inc.(b)	9,329	818,340
Newell Brands, Inc.	57,742	801,459
NVR, Inc.(b)	254	787,400
PulteGroup, Inc.	29,097	822,572
Whirlpool Corp.	7,050	787,767

		7,399,793

Internet & Direct Marketing Retail-6.42%
Amazon.com, Inc.(b)	313	774,362
Booking Holdings, Inc.(b)	505	747,688
eBay, Inc.	19,825	789,630
Expedia Group, Inc.	11,746	833,731

		3,145,411

Leisure Products-1.45%
Hasbro, Inc.	9,875	713,074

Multiline Retail-7.43%
Dollar General Corp.	4,078	714,873
Dollar Tree, Inc.(b)	9,086	723,882
Kohl’s Corp.	40,182	741,760

	Shares	Value
Multiline Retail-(continued)
Nordstrom, Inc.(c)	39,498	$741,772
Target Corp.	6,547	718,468

		3,640,755

Specialty Retail-21.70%
Advance Auto Parts, Inc.	6,247	755,325
AutoZone, Inc.(b)	749	764,220
Best Buy Co., Inc.	10,548	809,348
CarMax, Inc.(b)	11,386	838,579
Gap, Inc. (The)	88,930	722,112
Home Depot, Inc. (The)	3,546	779,517
L Brands, Inc.	53,887	640,716
Lowe’s Cos., Inc.	7,647	801,023
O’Reilly Automotive, Inc.(b)	1,988	768,044
Ross Stores, Inc.	8,096	739,650
Tiffany & Co.	5,750	727,375
TJX Cos., Inc. (The)	14,932	732,415
Tractor Supply Co.	8,009	812,353
Ulta Beauty, Inc.(b)	3,446	750,952

		10,641,629

Textiles, Apparel & Luxury Goods-12.69%
Capri Holdings Ltd.(b)	57,430	875,808
Hanesbrands, Inc.	80,626	801,422
NIKE, Inc., Class B	8,259	720,020
PVH Corp.	16,546	814,560
Ralph Lauren Corp.	10,217	753,810
Tapestry, Inc.	48,789	725,980
Under Armour, Inc., Class A(b)	38,998	406,359
Under Armour, Inc., Class C(b)	40,319	373,757
VF Corp.	12,914	750,303

		6,222,019

Total Common Stocks & Other Equity Interests (Cost $67,977,794)		49,009,283

Money Market Funds-0.04%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $17,895)	17,895	17,895

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $67,995,689)		49,027,178

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.44%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $705,479)	705,479	705,479

TOTAL INVESTMENTS IN SECURITIES-101.44% (Cost $68,701,168)		49,732,657
OTHER ASSETS LESS LIABILITIES-(1.44)%		(704,226)

NET ASSETS-100.00%		$49,028,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$1,806,768	$(1,788,873)	$-	$-	$17,895	$778
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	2,380,703	30,167,418	(32,548,121)	-	-	-	21,298
Invesco Liquid Assets Portfolio, Institutional Class*	793,568	8,433,517	(9,226,743)	-	(342)	-	7,818
Invesco Private Government Fund	-	1,460,942	(755,463)	-	-	705,479	-

Total	$3,174,271	$41,868,645	$(44,319,200)	$-	$(342)	$723,374	$29,894

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500 Equal Weight Consumer Staples ETF (RHS)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Beverages-18.06%
Brown-Forman Corp., Class B	233,385	$14,516,547
Coca-Cola Co. (The)	310,645	14,255,499
Constellation Brands, Inc., Class A	91,762	15,112,284
Molson Coors Beverage Co., Class B	336,404	13,795,928
Monster Beverage Corp.(b)	240,064	14,838,356
PepsiCo, Inc.	108,540	14,358,756

		86,877,370

Food & Staples Retailing-15.38%
Costco Wholesale Corp.	46,960	14,228,880
Kroger Co. (The)	467,573	14,779,983
Sysco Corp.	296,752	16,698,235
Walgreens Boots Alliance, Inc.	335,497	14,523,665
Walmart, Inc.	113,000	13,735,150

		73,965,913

Food Products-39.65%
Archer-Daniels-Midland Co.	401,442	14,909,556
Campbell Soup Co.	296,576	14,822,869
Conagra Brands, Inc.	444,598	14,867,357
General Mills, Inc.	246,079	14,737,671
Hershey Co. (The)	101,936	13,499,385
Hormel Foods Corp.	295,577	13,847,782
JM Smucker Co. (The)	122,797	14,110,603
Kellogg Co.	229,616	15,039,848
Kraft Heinz Co. (The)	509,022	15,438,637
Lamb Weston Holdings, Inc.	249,159	15,288,396

	Shares	Value
Food Products-(continued)
McCormick & Co., Inc.	95,160	$14,924,894
Mondelez International, Inc., Class A	279,163	14,360,145
Tyson Foods, Inc., Class A	239,487	14,893,697

		190,740,840

Household Products-14.87%
Church & Dwight Co., Inc.	202,986	14,206,990
Clorox Co. (The)	77,156	14,384,965
Colgate-Palmolive Co.	203,345	14,289,053
Kimberly-Clark Corp.	105,183	14,565,742
Procter & Gamble Co. (The)	119,734	14,113,047

		71,559,797

Personal Products-6.08%
Coty,Inc.,Class A	2,596,454	14,150,674
Estee Lauder Cos., Inc. (The), Class A	85,674	15,112,894

		29,263,568

Tobacco-5.95%
Altria Group, Inc.	365,474	14,344,854
Philip Morris International, Inc.	191,503	14,286,124

		28,630,978

TOTAL INVESTMENTS IN SECURITIES-99.99%
(Cost $500,395,323)		481,038,466
OTHER ASSETS LESS LIABILITIES-0.01%		41,885

NET ASSETS-100.00%.		$481,080,351

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$475,895	$14,046,643	$(14,522,538)	$-	$-	$-	$5,196
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	8,320,524	48,389,238	(56,709,762)	-	-	-	23,967
Invesco Liquid Assets Portfolio, Institutional Class*	2,773,508	11,087,355	(13,860,984)	-	121	-	8,482

Total	$11,569,927	$73,523,236	$(85,093,284)	$-	$121	$-	$37,645

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Equal Weight Energy ETF (RYE)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Energy Equipment & Services-21.25%
Baker Hughes Co., Class A	196,866	$2,746,281
Halliburton Co.	338,418	3,553,389
Helmerich & Payne, Inc.	144,598	2,858,702
National Oilwell Varco, Inc.	219,805	2,778,335
Schlumberger Ltd.	167,891	2,823,927
TechnipFMC PLC (United Kingdom)	315,925	2,814,892

		17,575,526

Oil, Gas & Consumable Fuels-78.77%
Apache Corp.(b)	302,149	3,952,109
Cabot Oil & Gas Corp.	122,395	2,646,180
Chevron Corp.	29,423	2,706,916
Concho Resources, Inc.	49,390	2,801,401
ConocoPhillips	72,753	3,062,901
Devon Energy Corp.	278,216	3,469,354
Diamondback Energy, Inc.	81,393	3,543,851
EOG Resources, Inc.	61,314	2,913,028
Exxon Mobil Corp.	59,352	2,758,087
Hess Corp.	68,682	3,340,693
HollyFrontier Corp.	94,941	3,136,851
Kinder Morgan, Inc.	171,366	2,609,904
Marathon Oil Corp.	589,707	3,609,007
Marathon Petroleum Corp.	100,803	3,233,760
Noble Energy, Inc.	369,094	3,620,812

	Shares	Value
Oil, Gas & Consumable Fuels-(continued)
Occidental Petroleum Corp.(b)	188,202	$3,124,153
ONEOK, Inc.	87,309	2,613,158
Phillips 66	43,100	3,153,627
Pioneer Natural Resources Co.	33,484	2,990,456
Valero Energy Corp.	49,560	3,139,626
Williams Cos., Inc. (The)	141,877	2,748,158

		65,174,032

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $147,030,688)		82,749,558

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.50%
Invesco Private Government Fund, 0.01%(c)(d)(e) (Cost $1,242,654)	1,242,654	1,242,654

TOTAL INVESTMENTS IN SECURITIES-101.52% (Cost $148,273,342)		83,992,212
OTHER ASSETS LESS LIABILITIES-(1.52)%		(1,253,681)

NET ASSETS-100.00%		$82,738,531

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$268	$4,419,967	$(4,420,235)	$-	$-	$-	$1,088
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	13,928,411	(13,928,411)	-	-	-	1,110
Invesco Liquid Assets Portfolio, Institutional Class*	-	2,510,300	(2,510,451)	-	151	-	347
Invesco Private Government Fund	-	2,749,313	(1,506,659)	-	-	1,242,654	1

Total	$268	$23,607,991	$(22,365,756)	$-	$151	$1,242,654	$2,546

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500® Equal Weight Financials ETF (RYF)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Banks-28.41%
Bank of America Corp.	100,938	$2,427,559
Citigroup, Inc.	51,701	2,510,601
Citizens Financial Group, Inc.	117,993	2,641,863
Comerica, Inc.	78,150	2,724,309
Fifth Third Bancorp	141,019	2,635,645
First Republic Bank	23,440	2,444,558
Huntington Bancshares, Inc.	290,918	2,688,082
JPMorgan Chase & Co.	24,688	2,364,123
KeyCorp	216,967	2,527,666
M&T Bank Corp.	22,277	2,496,806
People’s United Financial, Inc.	204,328	2,592,922
PNC Financial Services Group, Inc. (The)	23,101	2,464,184
Regions Financial Corp.	246,394	2,648,735
SVB Financial Group(b)	13,504	2,608,568
Truist Financial Corp.	70,198	2,619,789
U.S. Bancorp	67,023	2,446,340
Wells Fargo & Co.	82,799	2,405,311
Zions Bancorporation N.A	80,620	2,548,398

		45,795,459

Capital Markets-31.36%
Ameriprise Financial, Inc.	21,179	2,434,314
Bank of New York Mellon Corp. (The)	62,846	2,359,239
BlackRock, Inc.	4,916	2,468,029
Cboe Global Markets, Inc.	23,038	2,289,516
Charles Schwab Corp. (The)	65,656	2,476,544
CME Group, Inc., Class A	12,263	2,185,389
E*TRADE Financial Corp.	58,937	2,393,432
Franklin Resources, Inc.	143,808	2,709,343
Goldman Sachs Group, Inc. (The)	12,806	2,348,876
Intercontinental Exchange, Inc.	25,944	2,320,691
Invesco Ltd.(c)	259,077	2,233,244
MarketAxess Holdings, Inc.	5,455	2,482,080
Moody’s Corp.	9,795	2,389,000
Morgan Stanley	60,113	2,370,256
MSCI, Inc.	7,408	2,422,416
Nasdaq, Inc.	21,124	2,316,669
Northern Trust Corp.	29,373	2,325,167
Raymond James Financial, Inc.	36,906	2,432,843
S&P Global, Inc.	8,315	2,435,297
State Street Corp.	40,097	2,527,715
T. Rowe Price Group, Inc.	22,706	2,625,495

		50,545,555

	Shares	Value
Consumer Finance-6.87%
American Express Co.	26,889	$2,453,621
Capital One Financial Corp.	42,934	2,780,406
Discover Financial Services	66,918	2,875,467
Synchrony Financial	150,213	2,972,715

		11,082,209

Diversified Financial Services-1.43%
Berkshire Hathaway, Inc., Class B(b)	12,290	2,302,654

Insurance-31.85%
Aflac, Inc.	64,414	2,398,777
Allstate Corp. (The)	22,396	2,278,121
American International Group, Inc.	95,911	2,439,017
Aon PLC	12,315	2,126,431
Arthur J. Gallagher & Co.	28,108	2,206,478
Assurant, Inc.	22,169	2,355,235
Chubb Ltd.	19,781	2,136,546
Cincinnati Financial Corp.	27,387	1,802,065
Everest Re Group Ltd.	11,968	2,072,020
Globe Life, Inc.	30,418	2,504,618
Hartford Financial Services Group, Inc. (The)	58,731	2,231,191
Lincoln National Corp.	79,079	2,804,932
Loews Corp.	65,020	2,253,593
Marsh & McLennan Cos., Inc.	23,846	2,320,931
MetLife, Inc.	70,941	2,559,551
Principal Financial Group, Inc.	76,812	2,796,725
Progressive Corp. (The)	28,417	2,196,634
Prudential Financial, Inc.	41,516	2,589,353
Travelers Cos., Inc. (The)	22,364	2,263,460
Unum Group.	151,184	2,638,161
W.R. Berkley Corp.	41,232	2,226,528
Willis Towers Watson PLC.	12,026	2,144,115

		51,344,482

TOTAL INVESTMENTS IN SECURITIES-99.92% (Cost $205,848,332)		161,070,359
OTHER ASSETS LESS LIABILITIES-0.08%		132,181

NET ASSETS-100.00%.		$161,202,540

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	(Depreciation)	(Loss)	April 30, 2020	Income
Invesco Ltd.	$4,740,203	$2,225,712	$(1,844,129)	$(1,973,119)	$(915,423)	$2,233,244	$270,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500® Equal Weight Financials ETF (RYF)–(continued)

April 30, 2020

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	(Depreciation)	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$-	$7,540,233	$(7,540,233)	$-	$-	$-	$2,714
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	11,509,440	(11,509,440)	-	-	-	2,033
Invesco Liquid Assets Portfolio, Institutional Class*	-	3,850,565	(3,850,564)	-	(1)	-	908

Total	$4,740,203	$25,125,950	$(24,744,366)	$(1,973,119)	$(915,424)	$2,233,244	$275,854

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Biotechnology-12.89%
AbbVie, Inc.	141,032	$11,592,831
Alexion Pharmaceuticals, Inc.(b)	113,732	12,222,778
Amgen, Inc.	50,088	11,982,051
Biogen, Inc.(b)	34,357	10,198,188
Gilead Sciences, Inc.	140,124	11,770,416
Incyte Corp.(b)	117,690	11,493,606
Regeneron Pharmaceuticals, Inc.(b)	20,691	10,880,983
Vertex Pharmaceuticals, Inc.(b)	43,516	10,931,219

		91,072,072

Health Care Equipment & Supplies-33.34%
Abbott Laboratories	122,581	11,288,484
ABIOMED, Inc.(b)	70,889	13,557,521
Align Technology, Inc.(b)	60,979	13,101,338
Baxter International, Inc.	126,618	11,241,146
Becton, Dickinson and Co.	45,023	11,369,658
Boston Scientific Corp.(b)	307,366	11,520,078
Cooper Cos., Inc. (The)	38,426	11,016,734
Danaher Corp.	75,187	12,290,067
DENTSPLY SIRONA, Inc.	288,035	12,224,206
Edwards Lifesciences Corp.(b)	51,526	11,206,905
Hologic, Inc.(b)	268,762	13,464,976
IDEXX Laboratories, Inc.(b)	44,385	12,321,276
Intuitive Surgical, Inc.(b)	22,361	11,423,788
Medtronic PLC	113,898	11,119,862
ResMed, Inc.	71,259	11,067,948
STERIS PLC	75,944	10,822,020
Stryker Corp.	62,102	11,577,676
Teleflex, Inc.	33,948	11,386,159
Varian Medical Systems, Inc.(b)	101,676	11,629,701
Zimmer Biomet Holdings, Inc.	99,250	11,880,225

		235,509,768

Health Care Providers & Services-25.29%
AmerisourceBergen Corp.	131,955	11,831,085
Anthem, Inc.	43,944	12,336,399
Cardinal Health, Inc.	229,731	11,367,090
Centene Corp.(b)	165,089	10,991,626
Cigna Corp.	60,625	11,869,162
CVS Health Corp.	185,750	11,432,913

	Shares	Value
Health Care Providers & Services-(continued)
DaVita, Inc.(b)	150,577	$11,897,089
HCA Healthcare, Inc.	101,756	11,180,949
Henry Schein, Inc.(b)	219,408	11,970,900
Humana, Inc.	31,502	12,028,094
Laboratory Corp. of America Holdings(b)	79,242	13,031,347
McKesson Corp.	83,109	11,739,146
Quest Diagnostics, Inc.	123,365	13,583,720
UnitedHealth Group, Inc.	40,505	11,846,497
Universal Health Services, Inc., Class B	109,185	11,539,763

		178,645,780

Health Care Technology-1.65%
Cerner Corp.	168,106	11,664,875

Life Sciences Tools & Services-11.82%
Agilent Technologies, Inc.	147,946	11,341,540
Illumina, Inc.(b)	37,202	11,868,554
IQVIA Holdings, Inc.(b)	89,451	12,754,818
Mettler-Toledo International, Inc.(b)	16,325	11,753,021
PerkinElmer, Inc.	140,728	12,740,106
Thermo Fisher Scientific, Inc.	35,494	11,879,132
Waters Corp.(b)	59,587	11,142,769

		83,479,940

Pharmaceuticals-15.03%
Allergan PLC	62,937	11,790,618
Bristol-Myers Squibb Co.	194,209	11,809,849
Eli Lilly and Co.	74,825	11,570,938
Johnson & Johnson.	77,419	11,615,947
Merck & Co., Inc.	141,015	11,188,130
Mylan N.V.(b)	730,545	12,251,240
Perrigo Co. PLC	226,896	12,093,557
Pfizer, Inc.	318,859	12,231,431
Zoetis, Inc.	90,033	11,642,167

		106,193,877

TOTAL INVESTMENTS IN SECURITIES-100.02% (Cost $644,567,079)		706,566,312
OTHER ASSETS LESS LIABILITIES-(0.02)%		(129,036)

NET ASSETS-100.00%.		$706,437,276

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$190,371	$13,951,429	$(14,141,800)	$-	$-	$-	$4,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Equal Weight Health Care ETF (RYH)–(continued)

April 30, 2020

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	$-	$41,313,154	$(41,313,154)	$-	$-	$-	$11,633
Invesco Liquid Assets Portfolio, Institutional Class*	-	11,942,408	(11,940,266)	-	(2,142)	-	4,314

Total	$190,371	$67,206,991	$(67,395,220)	$-	$(2,142)	$-	$20,738

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Aerospace & Defense-13.13%
Boeing Co. (The)	12,342	$1,740,469
General Dynamics Corp.	13,754	1,796,547
Howmet Aerospace, Inc.	163,143	2,132,279
Huntington Ingalls Industries, Inc.	9,699	1,856,486
L3Harris Technologies, Inc.	9,340	1,809,158
Lockheed Martin Corp.	4,734	1,841,810
Northrop Grumman Corp.	5,334	1,763,794
Raytheon Technologies Corp.	28,885	1,872,037
Textron, Inc.	68,767	1,812,698
TransDigm Group, Inc.	5,657	2,053,943

		18,679,221

Air Freight & Logistics-5.20%
C.H. Robinson Worldwide, Inc.	25,604	1,815,324
Expeditors International of Washington, Inc.	26,493	1,897,031
FedEx Corp.	15,223	1,929,820
United Parcel Service, Inc., Class B	18,573	1,758,120

		7,400,295

Airlines-6.97%
Alaska Air Group, Inc.	63,502	2,065,085
American Airlines Group, Inc.(b)	164,271	1,972,895
Delta Air Lines, Inc.	78,312	2,029,064
Southwest Airlines Co.	60,937	1,904,281
United Airlines Holdings, Inc.(c)	65,650	1,941,927

		9,913,252

Building Products-8.55%
A.O. Smith Corp.	46,266	1,960,753
Allegion PLC.	19,468	1,957,313
Carrier Global Corp.(c)	138,328	2,449,789
Fortune Brands Home & Security, Inc.	40,786	1,965,885
Johnson Controls International PLC	64,341	1,872,967
Masco Corp.	47,527	1,950,508

		12,157,215

Commercial Services & Supplies-6.96%
Cintas Corp.	9,309	2,065,015
Copart, Inc.(c)	26,361	2,111,780
Republic Services, Inc.	23,773	1,862,377
Rollins, Inc.	48,980	1,959,200
Waste Management, Inc.	19,031	1,903,481

		9,901,853

Construction & Engineering-2.71%
Jacobs Engineering Group, Inc.	22,573	1,867,916
Quanta Services, Inc.	54,663	1,987,546

		3,855,462

Electrical Equipment-5.82%
AMETEK, Inc.	23,666	1,984,868
Eaton Corp. PLC	23,980	2,002,330
Emerson Electric Co.	37,606	2,144,670
Rockwell Automation, Inc.	11,317	2,144,345

		8,276,213

Industrial Conglomerates-5.51%
3M Co.	12,977	1,971,466
General Electric Co.	277,868	1,889,502

	Shares	Value
Industrial Conglomerates-(continued)
Honeywell International, Inc.	13,741	$1,949,848
Roper Technologies, Inc.	5,927	2,021,285

		7,832,101

Machinery-25.57%
Caterpillar, Inc.	16,342	1,901,882
Cummins, Inc.	12,740	2,082,990
Deere & Co.	13,727	1,991,239
Dover Corp.	21,478	2,011,415
Flowserve Corp.	76,638	2,158,892
Fortive Corp.	31,488	2,015,232
IDEX Corp.	12,444	1,911,772
Illinois Tool Works, Inc.	11,985	1,947,563
Ingersoll Rand, Inc.(c)	70,892	2,061,539
Otis Worldwide Corp.(c)	41,341	2,104,670
PACCAR, Inc.	28,206	1,952,701
Parker-Hannifin Corp.	13,768	2,176,996
Pentair PLC	60,268	2,084,670
Snap-on, Inc.	16,126	2,101,057
Stanley Black & Decker, Inc.	16,957	1,868,661
Trane Technologies PLC.	21,228	1,855,752
Wabtec Corp.	38,731	2,185,203
Xylem, Inc.	27,421	1,971,570

		36,383,804

Professional Services-7.07%
Equifax, Inc.	14,852	2,062,943
IHS Markit Ltd.	28,296	1,904,321
Nielsen Holdings PLC	143,335	2,111,324
Robert Half International, Inc.	44,125	2,085,789
Verisk Analytics, Inc.	12,409	1,896,467

		10,060,844

Road & Rail-8.19%
CSX Corp.	30,279	2,005,378
J.B. Hunt Transport Services, Inc.	17,667	1,786,487
Kansas City Southern	13,638	1,780,441
Norfolk Southern Corp.	11,829	2,023,942
Old Dominion Freight Line, Inc.	13,962	2,028,539
Union Pacific Corp.	12,728	2,033,807

		11,658,594

Trading Companies & Distributors-4.30%
Fastenal Co	52,898	1,915,966
United Rentals, Inc.(c)	18,163	2,333,945
W.W. Grainger, Inc.	6,783	1,869,259

		6,119,170

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $170,196,455)		142,238,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P 500® Equal Weight Industrials ETF (RGI)–(continued)

April 30, 2020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.35%
Invesco Private Government Fund, 0.01%(d)(e)(f) (Cost $1,922,014)	1,922,014	$1,922,014

TOTAL INVESTMENTS IN SECURITIES-101.33% (Cost $172,118,469)		144,160,038
OTHER ASSETS LESS LIABILITIES-(1.33)%		(1,887,485)

NET ASSETS-100.00%.		$142,272,553

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)	Non-income producing security.
(d)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$-	$4,153,677	$(4,153,677)	$-	$-	$-	$1,865
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	1,567,775	25,100,402	(26,668,177)	-	-	-	15,976
Invesco Liquid Assets Portfolio, Institutional Class*	522,593	7,693,474	(8,215,601)	-	(466)	-	5,836
Invesco Private Government Fund	-	3,622,264	(1,700,250)	-	-	1,922,014	1

Total	$2,090,368	$40,569,817	$(40,737,705)	$-	$(466)	$1,922,014	$23,678

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P 500® Equal Weight Materials ETF (RTM)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Chemicals-57.77%
Air Products and Chemicals, Inc.	16,841	$3,798,993
Albemarle Corp.(b)	60,685	3,727,880
Celanese Corp.	47,727	3,964,682
CF Industries Holdings, Inc.	131,860	3,626,150
Corteva, Inc.	146,230	3,829,764
Dow, Inc.	111,620	4,095,338
DuPont de Nemours, Inc.	97,245	4,572,460
Eastman Chemical Co.	67,701	4,096,587
Ecolab, Inc.	20,869	4,038,152
FMC Corp.	43,326	3,981,659
International Flavors & Fragrances, Inc.(b)	29,814	3,906,528
Linde PLC (United Kingdom)	19,784	3,640,058
LyondellBasell Industries N.V., Class A	71,476	4,142,034
Mosaic Co. (The)	325,793	3,749,877
PPG Industries, Inc.	39,978	3,631,202
Sherwin-Williams Co. (The)	7,219	3,872,055

		62,673,419

Construction Materials-6.76%
Martin Marietta Materials, Inc.	18,758	3,568,334
Vulcan Materials Co.	33,298	3,761,675

		7,330,009

Containers & Packaging-24.49%
Amcor PLC	424,867	3,811,057
Avery Dennison Corp.	34,111	3,765,513
Ball Corp.	53,139	3,485,387
International Paper Co.	117,122	4,011,429
Packaging Corp. of America	41,065	3,968,932
Sealed Air Corp.	126,452	3,615,263
Westrock Co.	121,549	3,912,662

		26,570,243

	Shares	Value
Metals & Mining-10.89%
Freeport-McMoRan, Inc.	447,282	$3,949,500
Newmont Corp.	62,980	3,746,050
Nucor Corp.	99,929	4,116,076

		11,811,626

Total Common Stocks & Other Equity Interests (Cost $133,097,942)		108,385,297

Money Market Funds-0.04%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $44,989)	44,989	44,989

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $133,142,931)		108,430,286

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.69%
Invesco Private Government Fund, 0.01%(c)(e)(f) (Cost $7,254,198)	7,254,198	7,254,198

TOTAL INVESTMENTS IN SECURITIES-106.64% (Cost $140,397,129)		115,684,484
OTHER ASSETS LESS LIABILITIES-(6.64)%		(7,204,979)

NET ASSETS-100.00%.		$108,479,505

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$3,779,013	$(3,734,024)	$-	$-	$44,989	$1,418
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	6,634,636	75,405,205	(82,039,841)	-	-	-	71,399
Invesco Liquid Assets Portfolio, Institutional Class*	2,211,545	22,210,324	(24,421,278)	-	(591)	-	26,257
Invesco Private Government Fund	-	10,860,956	(3,606,758)	-	-	7,254,198	3

Total	$8,846,181	$112,255,498	$(113,801,901)	$-	$(591)	$7,299,187	$99,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P 500® Equal Weight Materials ETF (RTM)–(continued)

April 30, 2020

*	At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(e)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.06%
Equity REITs-96.98%
Alexandria Real Estate Equities, Inc.	4,739	$744,449
American Tower Corp.	2,898	689,724
Apartment Investment & Management Co., Class A	18,800	708,196
AvalonBay Communities, Inc.	4,320	703,944
Boston Properties, Inc.	7,707	748,966
Crown Castle International Corp.	4,407	702,608
Digital Realty Trust, Inc.	4,934	737,584
Duke Realty Corp.	21,077	731,372
Equinix, Inc.	1,060	715,712
Equity Residential	10,546	686,123
Essex Property Trust, Inc.	2,822	688,850
Extra Space Storage, Inc.	7,906	697,625
Federal Realty Investment Trust	9,767	813,298
Healthpeak Properties, Inc.	28,028	732,652
Host Hotels & Resorts, Inc.	64,734	796,875
Iron Mountain, Inc.	29,453	712,173
Kimco Realty Corp.	82,514	900,228
Mid-America Apartment Communities, Inc.	6,485	725,801
Prologis, Inc.	8,159	728,028

	Shares	Value
Equity REITs-(continued)
Public Storage	3,746	$694,696
Realty Income Corp.	14,054	771,846
Regency Centers Corp.	19,038	835,959
SBA Communications Corp., Class A	2,338	677,833
Simon Property Group, Inc.	13,115	875,689
SL Green Realty Corp.	14,359	761,745
UDR, Inc.	18,901	708,220
Ventas, Inc.	23,523	760,969
Vornado Realty Trust	17,504	767,025
Welltower, Inc.	14,990	767,938
Weyerhaeuser Co.	36,618	800,836

		22,386,964

Real Estate Management & Development-3.08%
CBRE Group, Inc., Class A(b)	16,540	710,062

TOTAL INVESTMENTS IN SECURITIES-100.06% (Cost $28,773,115)		23,097,026
OTHER ASSETS LESS LIABILITIES-(0.06)%		(12,951)

NET ASSETS-100.00%		$23,084,075

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$25,673	$1,544,139	$(1,569,812)	$-	$-	$-	$555
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	8,254,999	(8,254,999)	-	-	-	6,937
Invesco Liquid Assets Portfolio, Institutional Class*	-	2,073,346	(2,073,229)	-	(117)	-	2,595

Total	$25,673	$11,872,484	$(11,898,040)	$-	$(117)	$-	$10,087

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P 500® Equal Weight Technology ETF (RYT)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communications Equipment-6.82%
Arista Networks, Inc.(b)	98,726	$21,650,612
Cisco Systems, Inc.	488,098	20,685,593
F5 Networks, Inc.(b)	167,065	23,265,472
Juniper Networks, Inc.	918,672	19,843,315
Motorola Solutions, Inc.	131,422	18,899,798

		104,344,790

Electronic Equipment, Instruments & Components-11.81%
Amphenol Corp., Class A	246,193	21,728,994
CDW Corp.	190,539	21,111,721
Corning, Inc.	1,000,696	22,025,319
FLIR Systems, Inc.	606,034	26,301,876
IPG Photonics Corp.(b)	173,834	22,481,951
Keysight Technologies, Inc.(b)	216,344	20,935,609
TE Connectivity Ltd.	306,802	22,537,675
Zebra Technologies Corp., Class A(b)	102,150	23,459,769

		180,582,914

IT Services-30.05%
Accenture PLC, Class A	118,421	21,930,385
Akamai Technologies, Inc.(b)	196,824	19,231,673
Alliance Data Systems Corp.	546,751	27,375,823
Automatic Data Processing, Inc.	146,969	21,558,883
Broadridge Financial Solutions, Inc.	188,598	21,877,368
Cognizant Technology Solutions Corp., Class A	385,326	22,356,615
DXC Technology Co.	1,349,333	24,463,407
Fidelity National Information Services, Inc.	162,038	21,371,192
Fiserv, Inc.(b)	206,046	21,235,101
FleetCor Technologies, Inc.(b)	92,734	22,372,077
Gartner, Inc.(b)	195,281	23,201,336
Global Payments, Inc.	133,874	22,225,761
International Business Machines Corp.	172,614	21,673,414
Jack Henry & Associates, Inc.	121,957	19,946,067
Leidos Holdings, Inc.	208,850	20,636,468
Mastercard, Inc., Class A	79,757	21,930,782
Paychex, Inc.	307,177	21,047,768
PayPal Holdings, Inc.(b)	184,978	22,752,294
VeriSign, Inc.(b)	98,545	20,644,192
Visa, Inc., Class A	122,298	21,857,099
Western Union Co. (The)	1,040,362	19,839,703

		459,527,408

Semiconductors & Semiconductor Equipment-22.10%
Advanced Micro Devices, Inc.(b)	365,698	19,158,918
Analog Devices, Inc.	201,697	22,105,991
Applied Materials, Inc.	389,745	19,362,532
Broadcom, Inc.	77,984	21,182,014
Intel Corp.	343,517	20,604,150
KLA Corp.	128,396	21,068,500
Lam Research Corp.	74,172	18,934,628

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Maxim Integrated Products, Inc.	390,552	$21,472,549
Microchip Technology, Inc.	258,083	22,641,622
Micron Technology, Inc.(b)	453,707	21,728,028
NVIDIA Corp.	70,807	20,695,470
Qorvo, Inc.(b)	239,928	23,520,142
QUALCOMM, Inc.	272,212	21,414,918
Skyworks Solutions, Inc.	217,342	22,577,487
Texas Instruments, Inc.	182,602	21,194,614
Xilinx, Inc.	232,971	20,361,665

		338,023,228

Software-19.49%
Adobe, Inc.(b)	60,146	21,270,031
ANSYS, Inc.(b)	78,429	20,535,065
Autodesk, Inc.(b)	114,371	21,402,245
Cadence Design Systems, Inc.(b)	262,858	21,325,669
Citrix Systems, Inc.	137,524	19,942,355
Fortinet, Inc.(b)	183,566	19,777,401
Intuit, Inc.	78,137	21,082,144
Microsoft Corp.	115,837	20,759,149
NortonLifeLock, Inc.	1,028,662	21,879,641
Oracle Corp.	379,612	20,108,048
Paycom Software, Inc.(b)	92,157	24,054,820
salesforce.com, inc.(b)	127,502	20,648,949
ServiceNow, Inc.(b)	69,087	24,286,844
Synopsys, Inc.(b)	133,499	20,975,363

		298,047,724

Technology Hardware, Storage & Peripherals-9.73%
Apple, Inc.	73,154	21,492,645
Hewlett Packard Enterprise Co.	2,135,367	21,481,792
HP, Inc.	1,335,980	20,721,050
NetApp, Inc.	491,920	21,531,338
Seagate Technology PLC	402,845	20,122,108
Western Digital Corp.	489,944	22,576,620
Xerox Holdings Corp.	1,144,283	20,928,936

		148,854,489

Total Common Stocks & Other Equity Interests (Cost $1,426,549,195)		1,529,380,553

Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $322,526)	322,526	322,526

TOTAL INVESTMENTS IN SECURITIES-100.02% (Cost $1,426,871,721)		1,529,703,079
OTHER ASSETS LESS LIABILITIES-(0.02)%		(359,940)

NET ASSETS-100.00%		$1,529,343,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco S&P 500® Equal Weight Technology ETF (RYT)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$1,581,815	$61,717,535	$(62,976,824)	$-	$-	$322,526	$24,829
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	204,139,398	(204,139,398)	-	-	-	56,997
Invesco Liquid Assets Portfolio, Institutional Class*	-	63,904,755	(63,900,766)	-	(3,989)	-	20,580

Total	$1,581,815	$329,761,688	$(331,016,988)	$-	$(3,989)	$322,526	$102,406

*	At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Electric Utilities-49.64%
Alliant Energy Corp.	213,292	$10,355,326
American Electric Power Co., Inc.	130,548	10,849,844
Duke Energy Corp.	125,157	10,595,792
Edison International	181,707	10,668,018
Entergy Corp.	111,353	10,635,325
Evergy, Inc.	184,925	10,805,168
Eversource Energy	123,162	9,939,173
Exelon Corp.	293,359	10,877,752
FirstEnergy Corp.	244,032	10,071,201
NextEra Energy, Inc.	45,793	10,583,678
Pinnacle West Capital Corp.	141,118	10,864,675
PPL Corp.	427,310	10,862,220
Southern Co. (The)	196,218	11,131,447
Xcel Energy, Inc.	167,932	10,673,758

		148,913,377

Gas Utilities-3.46%
Atmos Energy Corp.	101,868	10,387,480

Independent Power and Renewable Electricity Producers-7.81%
AES Corp. (The)	859,505	11,388,441
NRG Energy, Inc.	359,475	12,053,197

		23,441,638

	Shares	Value
Multi-Utilities-35.53%
Ameren Corp.	144,889	$10,540,675
CenterPoint Energy, Inc.	682,197	11,617,815
CMS Energy Corp.	178,514	10,191,364
Consolidated Edison, Inc.	125,913	9,921,944
Dominion Energy, Inc.	138,348	10,670,781
DTE Energy Co.	106,535	11,051,941
NiSource, Inc.	427,473	10,733,847
Public Service Enterprise Group, Inc.	206,458	10,469,485
Sempra Energy	90,620	11,223,287
WEC Energy Group, Inc.	112,385	10,176,462

		106,597,601

Water Utilities-3.47%
American Water Works Co., Inc.	85,585	10,414,839

TOTAL INVESTMENTS IN SECURITIES-99.91% (Cost $306,583,268)		299,754,935
OTHER ASSETS LESS LIABILITIES-0.09%		257,720

NET ASSETS-100.00%.		$300,012,655

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	Gain	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$55,729	$12,379,252	$(12,434,981)	$-	$-	$-	$5,886
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	9,931,096	(9,931,096)	-	-	-	1,489
Invesco Liquid Assets Portfolio, Institutional Class*	-	3,310,287	(3,310,287)	-	-	-	545

Total	$55,729	$25,620,635	$(25,676,364)	$-	$-	$-	$7,920

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communication Services-2.41%
AMC Networks, Inc., Class A(b)	5,016	$119,632
Cable One, Inc.	69	131,987
Cinemark Holdings, Inc.	9,069	129,505
John Wiley & Sons, Inc., Class A	3,336	125,267
New York Times Co. (The), Class A	3,860	125,527
TEGNA, Inc.	10,954	117,427
Telephone & Data Systems, Inc.	6,510	127,726
TripAdvisor, Inc.	6,510	130,005
World Wrestling Entertainment, Inc., Class A(c)	3,016	134,122
Yelp, Inc.(b)	6,206	138,704

		1,279,902

Consumer Discretionary-16.37%
Aaron’s, Inc.	5,030	160,507
Adient PLC(b)	10,925	163,657
Adtalem Global Education, Inc.(b)	4,394	139,597
American Eagle Outfitters, Inc.	13,230	105,179
AutoNation, Inc.(b)	3,886	144,715
Bed Bath & Beyond, Inc.(c)	25,522	157,981
Boyd Gaming Corp.	8,107	135,306
Brinker International, Inc.	7,791	181,374
Brunswick Corp.	3,146	150,127
Caesars Entertainment Corp.(b)	15,037	145,257
Carter’s, Inc.	1,606	125,589
Cheesecake Factory, Inc. (The)(c)	6,530	145,554
Choice Hotels International, Inc.	1,670	125,334
Churchill Downs, Inc.	1,254	125,676
Columbia Sportswear Co.	1,688	123,038
Cracker Barrel Old Country Store, Inc.	1,353	131,782
Dana, Inc.	13,553	155,860
Deckers Outdoor Corp.(b)	851	126,595
Delphi Technologies PLC(b)	14,149	141,349
Dick’s Sporting Goods, Inc.	4,615	135,635
Dillard’s, Inc., Class A(c)	4,447	131,098
Domino’s Pizza, Inc.	337	121,970
Dunkin’ Brands Group, Inc.	1,991	125,114
Eldorado Resorts, Inc.(b)(c)	7,320	156,941
Etsy, Inc.(b)	2,002	129,870
Five Below, Inc.(b)	1,414	127,486
Foot Locker, Inc.	5,341	136,890
Gentex Corp.	5,109	123,842
Goodyear Tire & Rubber Co. (The)	16,839	120,736
Graham Holdings Co., Class B	342	133,383
Grand Canyon Education, Inc.(b)	1,527	131,353
Grubhub, Inc.(b)	2,876	137,444
Helen of Troy Ltd.(b)	895	147,031
Jack in the Box, Inc.	2,168	130,730
KB Home.	5,769	151,379
Lear Corp.	1,400	136,710
Marriott Vacations Worldwide Corp.	1,582	131,306
Mattel, Inc.(b)(c)	13,317	116,124
Murphy USA, Inc.(b)	1,130	120,684
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	2,107	143,086
Papa John’s International, Inc.	1,877	134,994
Penn National Gaming, Inc.(b)(c)	8,689	154,838
Polaris, Inc.	2,036	144,413
Pool Corp.	615	130,171

	Shares	Value
Consumer Discretionary-(continued)
RH(b)(c)	964	$138,604
Sally Beauty Holdings, Inc.(b)	15,876	154,156
Scientific Games Corp.(b)	12,176	153,539
Service Corp. International	3,088	113,453
Six Flags Entertainment Corp.	7,841	156,898
Skechers U.S.A., Inc., Class A(b)	4,625	130,333
Taylor Morrison Home Corp., Class A(b)	10,484	152,542
Tempur Sealy International, Inc.(b)	2,782	149,533
Texas Roadhouse, Inc.	2,630	123,847
Thor Industries, Inc.(c)	2,295	151,929
Toll Brothers, Inc.	5,600	134,512
TRI Pointe Group, Inc.(b)	11,892	136,520
Urban Outfitters, Inc.(b)(c)	6,558	113,716
Visteon Corp.(b)	2,377	143,333
Wendy’s Co. (The)	6,644	131,950
Williams-Sonoma, Inc.(c)	2,397	148,230
WW International, Inc.(b)	6,159	157,116
Wyndham Destinations, Inc.	5,285	135,137
Wyndham Hotels & Resorts, Inc.	3,485	131,419

		8,694,472

Consumer Staples-4.05%
BJ’s Wholesale Club Holdings, Inc.(b)	4,528	119,132
Boston Beer Co., Inc. (The), Class A(b)	303	141,353
Casey’s General Stores, Inc.	794	120,220
Darling Ingredients, Inc.(b)	6,007	123,684
Edgewell Personal Care Co.(b)	4,790	132,252
Energizer Holdings, Inc.	3,524	137,295
Flowers Foods, Inc.	5,283	117,705
Hain Celestial Group, Inc. (The)(b)	4,543	117,391
Ingredion, Inc.	1,515	123,018
Lancaster Colony Corp.	853	114,839
Nu Skin Enterprises, Inc., Class A	4,921	143,742
Pilgrim’s Pride Corp.(b)	6,292	138,424
Post Holdings, Inc.(b)	1,296	119,038
Sanderson Farms, Inc.	948	129,061
Sprouts Farmers Market, Inc.(b)	5,981	124,285
Tootsie Roll Industries, Inc.(c)	3,392	119,161
TreeHouse Foods, Inc.(b)	2,489	128,756

		2,149,356

Energy-4.03%
Antero Midstream Corp.(c)	34,730	164,968
Apergy Corp.(b)	16,575	152,656
Cimarex Energy Co.	5,955	151,376
CNX Resources Corp.(b)	11,500	121,900
EQT Corp.	9,144	133,411
Equitrans Midstream Corp.(c)	16,632	139,376
Matador Resources Co.(b)(c)	35,976	253,271
Murphy Oil Corp.(c)	15,533	184,221
Patterson-UTI Energy, Inc.	59,802	220,669
PBF Energy, Inc., Class A	16,217	184,874
Transocean Ltd.(b)(c)	102,730	131,495
World Fuel Services Corp.	4,917	122,925
WPX Energy, Inc.(b)	28,987	177,690

		2,138,832

Financials-15.95%
Affiliated Managers Group, Inc.	1,942	135,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2020

	Shares	Value
Financials-(continued)
Alleghany Corp.	219	$116,882
American Financial Group, Inc.	1,713	113,469
Associated Banc-Corp.	9,827	138,954
BancorpSouth Bank.	5,883	128,779
Bank of Hawaii Corp.	2,121	144,610
Bank OZK	6,666	150,785
Brighthouse Financial, Inc.(b)	5,409	139,065
Brown & Brown, Inc.	3,209	115,235
Cathay General Bancorp	5,218	145,687
CIT Group, Inc.	6,140	116,537
CNO Financial Group, Inc.	9,764	137,282
Commerce Bancshares, Inc.	2,133	130,518
Cullen/Frost Bankers, Inc.	1,961	140,917
East West Bancorp, Inc.	4,413	154,764
Eaton Vance Corp.	3,539	129,881
Evercore, Inc., Class A	2,216	114,346
F.N.B. Corp.	15,959	129,108
FactSet Research Systems, Inc.	435	119,625
Federated Hermes, Inc., Class B	5,813	132,362
First American Financial Corp.	2,734	126,092
First Financial Bankshares, Inc.	4,764	132,677
First Horizon National Corp.	15,262	138,579
FirstCash, Inc.	1,616	116,093
Fulton Financial Corp.	11,185	130,753
Genworth Financial, Inc., Class A(b)	34,829	126,429
Hancock Whitney Corp.	6,644	138,926
Hanover Insurance Group, Inc. (The)	1,221	122,564
Home BancShares, Inc.	9,440	144,715
Interactive Brokers Group, Inc., Class A	2,662	109,142
International Bancshares Corp.	4,762	138,050
Janus Henderson Group PLC (United Kingdom)	7,689	137,633
Jefferies Financial Group, Inc.	9,261	127,061
Kemper Corp.	1,748	117,501
Legg Mason, Inc.	2,467	122,931
LendingTree, Inc.(b)(c)	624	155,607
Mercury General Corp.	2,959	121,201
Navient Corp.	16,213	123,543
New York Community Bancorp, Inc.	12,021	130,548
Old Republic International Corp.	7,387	117,823
PacWest Bancorp	6,637	134,333
Pinnacle Financial Partners, Inc.	3,145	126,586
Primerica, Inc.	1,256	130,511
Prosperity Bancshares, Inc.	2,435	145,930
Reinsurance Group of America, Inc.	1,224	128,128
RenaissanceRe Holdings Ltd. (Bermuda)	777	113,450
RLI Corp.	1,397	101,744
SEI Investments Co.	2,435	124,088
Selective Insurance Group, Inc.	2,391	119,861
Signature Bank.	1,377	147,587
SLM Corp.	17,717	147,760
Sterling Bancorp	11,500	141,795
Stifel Financial Corp.	2,907	128,722
Synovus Financial Corp.	7,234	151,986
TCF Financial Corp.	4,929	146,342
Texas Capital Bancshares, Inc.(b)	5,079	141,095
Trustmark Corp.	4,994	132,890
UMB Financial Corp.	2,701	137,319
Umpqua Holdings Corp.	11,073	138,689
United Bankshares, Inc.	4,849	145,276
Valley National Bancorp	16,815	140,573

	Shares	Value
Financials-(continued)
Washington Federal, Inc.	4,947	$132,283
Webster Financial Corp.	5,169	146,024
Wintrust Financial Corp.	3,623	151,804

		8,467,312

Health Care-8.68%
Acadia Healthcare Co., Inc.(b)	5,149	123,627
Allscripts Healthcare Solutions, Inc.(b)	18,750	121,875
Amedisys, Inc.(b)	616	113,443
Arrowhead Pharmaceuticals, Inc.(b)	3,345	115,168
Avanos Medical, Inc.(b)	3,959	122,927
Bio-Rad Laboratories, Inc., Class A(b)	290	127,629
Bio-Techne Corp.	572	128,700
Cantel Medical Corp.	3,974	147,038
Catalent, Inc.(b)	2,149	148,603
Charles River Laboratories International, Inc.(b) .	843	121,957
Chemed Corp.	271	112,890
Encompass Health Corp.	1,711	113,354
Exelixis, Inc.(b)	6,289	155,307
Globus Medical, Inc., Class A(b)	2,592	123,016
Haemonetics Corp.(b)	1,152	131,075
HealthEquity, Inc.(b)	2,617	147,259
Hill-Rom Holdings, Inc.	1,082	121,714
ICU Medical, Inc.(b)	546	119,743
Integra LifeSciences Holdings Corp.(b)	2,493	127,268
LHC Group, Inc.(b)	944	122,711
Ligand Pharmaceuticals, Inc.(b)(c)	1,301	128,240
LivaNova PLC(b)	2,418	128,444
Masimo Corp.(b)	612	130,913
MEDNAX, Inc.(b)	9,843	142,920
Molina Healthcare, Inc.(b)(c)	720	118,058
Nektar Therapeutics(b)(c)	6,292	120,806
NuVasive, Inc.(b)	2,078	126,509
Patterson Cos., Inc.	7,857	143,626
Penumbra, Inc.(b)	687	121,819
PRA Health Sciences, Inc.(b)	1,363	131,529
Prestige Consumer Healthcare, Inc.(b)	3,105	126,342
Repligen Corp.(b)	1,158	134,502
Syneos Health, Inc.(b)	2,373	132,390
Tenet Healthcare Corp.(b)	5,455	110,082
United Therapeutics Corp.(b)	1,169	128,076
West Pharmaceutical Services, Inc.	727	137,592

		4,607,152

Industrials-15.30%
Acuity Brands, Inc.	1,416	122,611
AECOM(b)	3,721	134,923
AGCO Corp.	2,470	130,515
ASGN, Inc.(b)	3,160	146,782
Avis Budget Group, Inc.(b)(c)	8,713	143,590
Axon Enterprise, Inc.(b)	1,593	115,827
Brink’s Co. (The)	2,286	116,860
Carlisle Cos., Inc.	984	119,025
Clean Harbors, Inc.(b)	2,282	121,927
Colfax Corp.(b)(c)	5,253	135,475
Crane Co.	2,304	125,453
Curtiss-Wright Corp.	1,254	129,977
Deluxe Corp.	4,615	130,005
Donaldson Co., Inc.	2,893	126,800
Dycom Industries, Inc.(b)	4,306	140,376
EMCOR Group, Inc.	1,931	122,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2020

	Shares	Value
Industrials-(continued)
EnerSys.	2,390	$139,552
Fluor Corp.	15,044	176,015
FTI Consulting, Inc.(b)	899	114,497
GATX Corp.	2,161	128,147
Generac Holdings, Inc.(b)	1,231	119,949
Graco, Inc.	2,616	116,831
Healthcare Services Group, Inc.	5,844	148,964
Herman Miller, Inc.	6,028	135,871
HNI Corp.	5,012	121,992
Hubbell, Inc.	1,015	126,296
Insperity, Inc.	2,982	142,271
ITT, Inc.	2,500	131,800
JetBlue Airways Corp.(b)	13,613	132,591
KAR Auction Services, Inc.	9,425	141,187
Kennametal, Inc.	5,497	140,778
Kirby Corp.(b)	2,629	140,441
Knight-Swift Transportation Holdings, Inc.	3,341	124,218
Landstar System, Inc.	1,180	121,906
Lennox International, Inc.	665	124,142
Lincoln Electric Holdings, Inc.	1,614	129,943
ManpowerGroup, Inc.	1,918	142,392
MasTec, Inc.(b)	3,513	126,117
Mercury Systems, Inc.(b)	1,501	133,829
MSA Safety, Inc.	1,132	127,384
MSC Industrial Direct Co., Inc., Class A	2,077	123,872
Nordson Corp.	802	129,050
NOW, Inc.(b)	21,261	131,180
nVent Electric PLC.	6,946	129,543
Oshkosh Corp.	1,915	129,320
Owens Corning.	3,055	132,465
Regal Beloit Corp.	1,860	132,079
Resideo Technologies, Inc.(b)	25,955	133,149
Ryder System, Inc.	4,337	153,530
Stericycle, Inc.(b)	2,516	122,781
Teledyne Technologies, Inc.(b)	390	127,011
Terex Corp.	8,495	129,039
Tetra Tech, Inc.	1,526	114,877
Timken Co. (The)	3,430	128,899
Toro Co. (The)	1,876	119,708
Trex Co., Inc.(b)	1,462	139,212
Trinity Industries, Inc.(c)	7,560	145,832
Valmont Industries, Inc.	1,133	132,833
Watsco, Inc.	805	129,597
Werner Enterprises, Inc.	3,048	122,286
Woodward, Inc.	2,122	128,508
XPO Logistics, Inc.(b)	2,073	138,352

		8,123,058

Information Technology-13.62%
ACI Worldwide, Inc.(b)	4,700	128,780
Arrow Electronics, Inc.(b)	2,211	139,116
Avnet, Inc.	4,379	131,458
Belden, Inc.	3,705	126,674
Blackbaud, Inc.	2,421	133,784
Cabot Microelectronics Corp.	1,027	125,849
CACI International, Inc., Class A(b)	502	125,570
CDK Global, Inc.	3,473	136,419
Ceridian HCM Holding, Inc.(b)	2,282	134,570
Ciena Corp.(b)	2,766	127,927
Cirrus Logic, Inc.(b)	1,739	131,468

	Shares	Value
Information Technology-(continued)
Cognex Corp.	2,599	$143,569
Coherent, Inc.(b)	1,085	138,739
CommVault Systems, Inc.(b)	3,059	130,589
CoreLogic, Inc.	3,327	127,823
Cree, Inc.(b)	3,453	148,928
Enphase Energy, Inc.(b)	4,195	196,452
Fair Isaac Corp.(b)	383	135,176
First Solar, Inc.(b)	2,897	127,497
II-VI, Inc.(b)(c)	4,405	151,620
InterDigital, Inc.	2,661	153,726
j2 Global, Inc.	1,638	132,088
Jabil, Inc.	4,729	134,493
KBR, Inc.	6,193	125,470
Littelfuse, Inc.	905	131,442
LiveRamp Holdings, Inc.(b)	3,744	141,748
LogMeIn, Inc.	1,438	122,891
Lumentum Holdings, Inc.(b)	1,625	131,479
Manhattan Associates, Inc.(b)	2,126	150,818
MAXIMUS, Inc.	1,879	126,494
MKS Instruments, Inc.	1,318	132,103
Monolithic Power Systems, Inc.	658	131,541
National Instruments Corp.	3,299	126,748
NCR Corp.(b)	6,324	129,768
NetScout Systems, Inc.(b)	4,912	130,070
Paylocity Holding Corp.(b)	1,183	135,489
Perspecta, Inc.	6,010	129,636
PTC, Inc.(b)	1,834	127,005
Sabre Corp.	20,438	148,584
Science Applications International Corp.	1,491	121,755
Semtech Corp.(b)	2,851	128,979
Silicon Laboratories, Inc.(b)	1,336	129,886
SolarEdge Technologies, Inc.(b)	1,259	140,492
Synaptics, Inc.(b)	2,052	134,180
SYNNEX Corp.	1,562	136,769
Tech Data Corp.(b)	870	122,357
Teradata Corp.(b)	5,395	132,663
Teradyne, Inc.	1,915	119,764
Trimble, Inc.(b)	3,766	130,417
Tyler Technologies, Inc.(b)	374	119,938
Universal Display Corp.	847	127,152
ViaSat, Inc.(b)	2,977	126,225
Vishay Intertechnology, Inc.	8,139	135,026
WEX, Inc.(b)	1,066	141,053

		7,230,257

Materials-7.26%
Allegheny Technologies, Inc.(b)	15,358	115,339
AptarGroup, Inc.	1,188	127,211
Ashland Global Holdings, Inc.	2,152	132,757
Cabot Corp.	4,101	138,983
Carpenter Technology Corp.	6,079	134,771
Chemours Co. (The)	11,533	135,282
Commercial Metals Co.	7,626	121,558
Compass Minerals International, Inc.	2,960	145,514
Domtar Corp.	5,636	131,657
Eagle Materials, Inc.	2,154	131,416
Greif, Inc., Class A	3,811	129,155
Ingevity Corp.(b)	3,082	160,017
Louisiana-Pacific Corp.	7,002	140,040
Minerals Technologies, Inc.	3,186	140,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)—(continued)

April 30, 2020

	Shares	Value
Materials-(continued)
NewMarket Corp.	308	$126,723
O-I Glass, Inc.	18,111	149,235
Olin Corp.	8,923	119,122
PolyOne Corp.	5,923	137,947
Reliance Steel & Aluminum Co.	1,388	124,337
Royal Gold, Inc.	1,134	138,949
RPM International, Inc.	1,856	123,257
Scotts Miracle-Gro Co. (The)	1,038	128,743
Sensient Technologies Corp.	2,772	132,474
Silgan Holdings, Inc.	3,700	127,650
Sonoco Products Co.	2,452	119,756
Steel Dynamics, Inc.	5,209	126,422
United States Steel Corp.(c)	18,004	138,271
Valvoline, Inc.	8,579	147,473
Worthington Industries, Inc.	4,957	131,063

		3,855,433

Real Estate-8.99%
American Campus Communities, Inc.	3,631	128,138
Brixmor Property Group, Inc.	13,033	149,228
Camden Property Trust	1,392	122,593
CoreCivic, Inc.	10,502	137,786
CoreSite Realty Corp.	1,025	124,220
Corporate Office Properties Trust	4,700	124,174
Cousins Properties, Inc.	3,844	115,973
CyrusOne, Inc.	1,773	124,376
Diversified Healthcare Trust	44,454	138,252
Douglas Emmett, Inc.	3,960	120,740
EastGroup Properties, Inc.	1,138	120,628
EPR Properties	4,974	146,335
First Industrial Realty Trust, Inc.	3,437	129,816
GEO Group, Inc. (The)	9,491	120,346
Healthcare Realty Trust, Inc.	4,056	119,206
Highwoods Properties, Inc.	3,200	124,192
JBG SMITH Properties	3,731	126,667
Jones Lang LaSalle, Inc.	1,143	120,678
Kilroy Realty Corp.	1,901	118,356
Lamar Advertising Co., Class A	2,326	134,094
Life Storage, Inc.	1,312	114,918
Macerich Co. (The)(c)	17,539	131,016
Mack-Cali Realty Corp.	7,593	122,931
Medical Properties Trust, Inc.	7,120	122,037
National Retail Properties, Inc.	3,919	127,916
Omega Healthcare Investors, Inc.	3,771	109,925
Park Hotels & Resorts, Inc.	14,927	141,956
Pebblebrook Hotel Trust	11,468	135,781
PotlatchDeltic Corp.	3,938	138,263
PS Business Parks, Inc.	914	117,988
Rayonier, Inc.	5,006	120,294
Sabra Health Care REIT, Inc.	9,289	119,085

	Shares	Value
Real Estate-(continued)
Service Properties Trust	20,826	$144,324
Spirit Realty Capital, Inc.	4,580	140,881
Taubman Centers, Inc.	2,980	128,438
Urban Edge Properties	14,149	162,714
Weingarten Realty Investors	8,188	148,940

		4,773,205

Utilities-3.33%
ALLETE, Inc.	2,095	120,588
Black Hills Corp.	1,808	111,987
Essential Utilities, Inc.	2,819	117,806
Hawaiian Electric Industries, Inc.	2,912	114,937
IDACORP, Inc.	1,275	117,019
MDU Resources Group, Inc.	5,308	119,218
National Fuel Gas Co.	2,942	120,622
New Jersey Resources Corp.	3,651	123,331
NorthWestern Corp.	1,952	112,611
OGE Energy Corp.	3,855	121,509
ONE Gas, Inc.	1,377	109,761
PNM Resources, Inc.	2,829	114,546
Southwest Gas Holdings, Inc.	1,577	119,537
Spire, Inc.	1,583	115,496
UGI Corp.	4,341	131,011

		1,769,979

Total Common Stocks & Other Equity Interests (Cost $64,998,578)		53,088,958

Money Market Funds-0.07%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $39,558)	39,558	39,558

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $65,038,136)		53,128,516

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.97%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $3,167,773)	3,167,773	3,167,773

TOTAL INVESTMENTS IN SECURITIES-106.03% (Cost $68,205,909)		56,296,289
OTHER ASSETS LESS LIABILITIES-(6.03)%		(3,201,162)

NET ASSETS-100.00%		$53,095,127

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$26,749	$3,220,870	$(3,208,061)	$-	$-	$39,558	$981
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	3,119,837	25,583,320	(28,703,157)	-	-	-	49,124
Invesco Liquid Assets Portfolio, Institutional Class*	1,018,008	7,521,896	(8,539,811)	-	(93)	-	17,838
Invesco Private Government Fund	-	6,069,158	(2,901,385)	-	-	3,167,773	2

Total	$4,164,594	$42,395,244	$(43,352,414)	$-	$(93)	$3,207,331	$67,945

*	At April 30, 2020, this security was no longer held.
(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Communication Services-2.39%
ATN International, Inc.	490	$30,439
Cincinnati Bell, Inc.(b)	2,157	31,600
Cogent Communications Holdings, Inc.	361	30,263
Consolidated Communications Holdings, Inc.	5,509	34,541
E.W. Scripps Co. (The), Class A	4,251	34,306
Gannett Co., Inc.	35,200	39,776
Glu Mobile, Inc.(b)	4,109	32,050
Iridium Communications, Inc.(b)	1,328	29,887
Marcus Corp. (The)	2,181	31,712
Meredith Corp.	783	11,612
QuinStreet, Inc.(b)	3,855	39,167
Scholastic Corp.	1,137	33,053
Shenandoah Telecommunications Co.	624	33,390
Spok Holdings, Inc.	2,848	29,220
TechTarget, Inc.(b)	1,442	33,627
Vonage Holdings Corp.(b)	4,067	34,000

		508,643

Consumer Discretionary-16.20%
Abercrombie & Fitch Co., Class A	2,876	30,428
American Axle & Manufacturing Holdings, Inc.(b) .	8,514	36,780
American Public Education, Inc.(b)	1,282	33,037
America’s Car-Mart, Inc.(b)	541	35,679
Asbury Automotive Group, Inc.(b)	548	36,990
Barnes & Noble Education, Inc.(b)	16,671	29,841
Big Lots, Inc.	1,664	39,021
BJ’s Restaurants, Inc.	1,831	40,026
Bloomin’ Brands, Inc.	3,431	41,344
Boot Barn Holdings, Inc.(b)	2,054	37,917
Buckle, Inc. (The)(c)	2,100	32,151
Caleres, Inc.	5,646	45,789
Callaway Golf Co.(c)	2,908	41,643
Cato Corp. (The), Class A	2,973	33,476
Cavco Industries, Inc.(b)	247	38,206
Century Communities, Inc.(b)	1,970	42,197
Chico’s FAS, Inc.	24,494	36,741
Children’s Place, Inc. (The)(c)	1,171	34,615
Chuy’s Holdings, Inc.(b)	2,238	37,509
Conn’s, Inc.(b)	7,405	50,058
Cooper Tire & Rubber Co.	1,649	34,942
Cooper-Standard Holdings, Inc.(b)	2,853	36,661
Core-Mark Holding Co., Inc.	1,139	32,735
Crocs, Inc.(b)	1,371	33,247
Dave & Buster’s Entertainment, Inc.(c)	2,677	39,191
Designer Brands, Inc., Class A	5,853	37,167
Dine Brands Global, Inc.	939	41,682
Dorman Products, Inc.(b)	527	33,243
El Pollo Loco Holdings, Inc.(b)(c)	2,962	36,225
Ethan Allen Interiors, Inc.	3,140	35,513
Express, Inc.(b)	15,842	32,793
Fiesta Restaurant Group, Inc.(b)	4,380	31,865
Fossil Group, Inc.(b)(c)	9,098	36,028
Fox Factory Holding Corp.(b)	736	37,543
GameStop Corp., Class A(c)	6,525	37,388
Garrett Motion, Inc. (Switzerland)(b)	7,766	42,325
Genesco, Inc.(b)	1,853	35,077
Gentherm, Inc.(b)	910	34,070

	Shares	Value
Consumer Discretionary-(continued)
G-III Apparel Group Ltd.(b)	3,409	$38,624
Group 1 Automotive, Inc.	632	35,765
Guess?, Inc.	3,965	37,073
Haverty Furniture Cos., Inc.	2,591	35,056
Hibbett Sports, Inc.(b)	2,497	38,529
Installed Building Products, Inc.(b)	770	37,969
iRobot Corp.(b)(c)	636	38,771
J.C. Penney Co., Inc.(b)(c)	114,171	28,999
Kontoor Brands, Inc.	1,602	31,095
La-Z-Boy, Inc.	1,522	35,691
LCI Industries	424	36,769
LGI Homes, Inc.(b)	641	38,832
Liquidity Services, Inc.(b)	6,433	32,165
Lithia Motors, Inc., Class A	329	36,374
Lumber Liquidators Holdings, Inc.(b)(c)	5,832	41,116
M.D.C. Holdings, Inc.	1,256	36,738
M/I Homes, Inc.(b)	1,728	43,995
Macy’s, Inc.(c)	5,379	31,521
MarineMax, Inc.(b)	2,774	39,973
Meritage Homes Corp.(b)	756	39,735
Michaels Cos., Inc. (The)(b)(c)	13,158	40,000
Monarch Casino & Resort, Inc.(b)	1,175	39,175
Monro, Inc.	645	35,791
Motorcar Parts of America, Inc.(b)(c)	2,521	35,874
Movado Group, Inc.	3,384	34,889
Office Depot, Inc.	16,584	36,816
Oxford Industries, Inc.	805	33,746
Perdoceo Education Corp.(b)	2,726	35,438
PetMed Express, Inc.(c)	943	37,315
Red Robin Gourmet Burgers, Inc.(b)(c)	2,715	39,720
Regis Corp.(b)	3,623	44,998
Rent-A-Center, Inc.	1,789	35,610
Ruth’s Hospitality Group, Inc.	3,746	42,161
Shake Shack, Inc., Class A(b)(c)	732	39,901
Shoe Carnival, Inc.(c)	1,419	33,517
Shutterstock, Inc.	887	33,706
Signet Jewelers Ltd.(c)	3,975	39,989
Sleep Number Corp.(b)	1,362	40,724
Sonic Automotive, Inc., Class A	1,945	41,681
Stamps.com, Inc.(b)	217	34,345
Standard Motor Products, Inc.	758	30,843
Steven Madden Ltd.	1,364	34,195
Strategic Education, Inc.	214	34,090
Sturm Ruger & Co., Inc.	594	31,601
Tailored Brands, Inc.(c)	19,535	32,428
TopBuild Corp.(b)	408	38,022
Tupperware Brands Corp.(c)	15,309	49,295
Unifi, Inc.(b)	3,113	32,220
Universal Electronics, Inc.(b)	801	33,065
Vera Bradley, Inc.(b)	6,877	37,892
Vista Outdoor, Inc.(b)	3,476	35,177
Wingstop, Inc.	297	34,829
Winnebago Industries, Inc.	877	38,912
Wolverine World Wide, Inc.	1,591	32,600
YETI Holdings, Inc.(b)(c)	1,304	36,003
Zumiez, Inc.(b)	1,471	31,097

		3,453,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2020

	Shares	Value
Consumer Staples-3.37%
Andersons, Inc. (The)	2,023	$34,330
B&G Foods, Inc.(c)	1,713	33,266
Calavo Growers, Inc.	485	28,130
Cal-Maine Foods, Inc.	759	31,506
Central Garden & Pet Co.(b)	206	6,786
Central Garden & Pet Co., Class A(b)	845	25,696
Chefs’ Warehouse, Inc. (The)(b)	2,582	36,355
Coca-Cola Consolidated, Inc.	131	30,847
Fresh Del Monte Produce, Inc.	991	28,253
Inter Parfums, Inc.	667	29,808
J&J Snack Foods Corp.	249	31,630
John B. Sanfilippo & Son, Inc.	363	29,813
Medifast, Inc.(c)	487	36,954
MGP Ingredients, Inc.(c)	879	33,165
National Beverage Corp.(b)(c)	629	31,595
PriceSmart, Inc.	509	32,342
Seneca Foods Corp., Class A(b)	861	30,979
SpartanNash Co.	1,954	33,511
United Natural Foods, Inc.(b)(c)	2,783	29,611
Universal Corp.	701	33,907
USANA Health Sciences, Inc.(b)	464	41,398
Vector Group Ltd.	3,331	35,642
WD-40 Co.	184	32,068

		717,592

Energy-9.28%
Archrock, Inc.	8,186	39,375
Bonanza Creek Energy, Inc.(b)(c)	2,260	39,460
Callon Petroleum Co.(b)	72,369	68,005
CONSOL Energy, Inc.(b)(c)	6,088	46,208
Core Laboratories N.V.	1,453	28,493
Denbury Resources, Inc.(b)(c)	174,604	62,072
DMC Global, Inc.	1,160	29,940
Dorian LPG Ltd.(b)	3,503	33,243
Dril-Quip, Inc.(b)	969	32,103
Era Group, Inc.(b)	8,606	44,063
Exterran Corp.(b)	6,732	45,778
Geospace Technologies Corp.(b)	5,178	32,155
Green Plains, Inc.(c)	6,368	37,380
Gulfport Energy Corp.(b)(c)	44,308	113,207
Helix Energy Solutions Group, Inc.(b)	20,677	52,520
HighPoint Resources Corp.(b)	165,758	54,965
Laredo Petroleum, Inc.(b)	75,140	81,903
Matrix Service Co.(b)	3,380	35,287
Nabors Industries Ltd.(c)	2,335	34,395
Newpark Resources, Inc.(b)	27,450	41,998
Noble Corp. PLC(b)	151,629	39,120
Oasis Petroleum, Inc.(b)	114,479	80,582
Oceaneering International, Inc.(b)	9,124	46,897
Oil States International, Inc.(b)	12,686	43,640
Par Pacific Holdings, Inc.(b)	4,410	42,865
PDC Energy, Inc.(b)	3,495	45,400
Penn Virginia Corp.(b)	7,961	50,075
ProPetro Holding Corp.(b)	9,098	38,575
QEP Resources, Inc.	102,007	100,579
Range Resources Corp.(c)	6,848	39,924
Renewable Energy Group, Inc.(b)	1,418	35,181
REX American Resources Corp.(b)	570	33,904
Ring Energy, Inc.(b)(c)	49,909	44,983
RPC, Inc.(c)	13,550	46,205

	Shares	Value
Energy-(continued)
SEACOR Holdings, Inc.(b)	1,197	$33,827
SM Energy Co.(c)	18,954	76,764
Southwestern Energy Co.(b)	11,971	38,666
Talos Energy, Inc.(b)	4,635	52,793
TETRA Technologies, Inc.(b)	127,369	61,939
US Silica Holdings, Inc.(c)	21,088	40,489
Valaris PLC (Saudi Arabia)(c)	70,745	32,224

		1,977,182

Financials-15.27%
Allegiance Bancshares, Inc.	1,375	34,485
Ambac Financial Group, Inc.(b)	2,050	35,260
American Equity Investment Life Holding Co.	1,611	33,863
Ameris Bancorp	1,411	35,882
AMERISAFE, Inc.	487	31,007
Apollo Commercial Real Estate Finance, Inc.	3,827	31,190
ARMOUR Residential REIT, Inc.	3,677	32,505
Axos Financial, Inc.(b)	1,788	41,213
Banc of California, Inc.	3,546	36,949
Banner Corp.	956	36,739
Berkshire Hills Bancorp, Inc.	2,078	35,409
Blucora, Inc.(b)	2,401	33,782
Boston Private Financial Holdings, Inc.	4,565	34,694
Brookline Bancorp, Inc.	2,970	30,324
Cadence BanCorp	5,821	38,535
Capstead Mortgage Corp.	6,789	35,235
Central Pacific Financial Corp.	2,112	36,939
City Holding Co.	485	32,781
Columbia Banking System, Inc.	1,266	34,169
Community Bank System, Inc.	516	32,245
Customers Bancorp, Inc.(b)	3,010	38,408
CVB Financial Corp.	1,645	34,191
Dime Community Bancshares, Inc.	2,077	34,125
Donnelley Financial Solutions, Inc.(b)	5,334	38,832
Eagle Bancorp, Inc.	1,059	37,150
eHealth, Inc.(b)	249	26,568
Employers Holdings, Inc.	935	28,396
Encore Capital Group, Inc.(b)(c)	1,176	30,552
Enova International, Inc.(b)	2,225	35,689
EZCORP, Inc., Class A(b)	6,433	36,025
FGL Holdings	3,134	32,531
First Bancorp	5,875	34,251
First Commonwealth Financial Corp.	3,582	34,101
First Financial Bancorp	2,334	35,897
First Midwest Bancorp, Inc.	2,331	34,452
Flagstar Bancorp, Inc.	1,486	38,502
Franklin Financial Network, Inc.	1,519	36,031
Glacier Bancorp, Inc.	964	36,709
Granite Point Mortgage Trust, Inc.	6,394	31,842
Great Western Bancorp, Inc.	1,707	32,092
Green Dot Corp., Class A(b)	1,167	35,593
Greenhill & Co., Inc.	3,229	34,453
Hanmi Financial Corp.	3,041	36,705
HCI Group, Inc.	770	32,070
Heritage Financial Corp.	1,744	34,967
HomeStreet, Inc.	1,473	37,635
Hope Bancorp, Inc.	3,795	37,760
Horace Mann Educators Corp.	921	32,382
Independent Bank Corp.	458	33,384
INTL. FCStone, Inc.(b)	857	34,246

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2020

	Shares	Value
Financials-(continued)
Invesco Mortgage Capital, Inc.(d)	8,629	$26,232
James River Group Holdings Ltd.	873	30,974
Kinsale Capital Group, Inc.	279	30,305
KKR Real Estate Finance Trust, Inc.	2,116	33,390
Meta Financial Group, Inc.	1,791	32,990
National Bank Holdings Corp., Class A	1,374	36,521
NBT Bancorp, Inc.	1,004	33,263
New York Mortgage Trust, Inc.	15,163	33,055
NMI Holdings, Inc., Class A(b)	2,664	36,017
Northfield Bancorp, Inc.	3,018	34,013
Northwest Bancshares, Inc.	3,187	33,814
OFG Bancorp	2,796	35,174
Old National Bancorp	2,376	33,668
Opus Bank	1,907	36,653
Pacific Premier Bancorp, Inc.	1,717	36,658
PennyMac Mortgage Investment Trust	3,068	31,907
Piper Sandler Cos	593	31,969
PRA Group, Inc.(b)	1,201	33,316
Preferred Bank.	950	36,242
ProAssurance Corp.	1,471	31,465
Provident Financial Services, Inc.	2,385	34,225
Ready Capital Corp.	4,669	32,236
Redwood Trust, Inc.	9,098	37,302
S&T Bancorp, Inc.	1,223	32,666
Safety Insurance Group, Inc.	380	31,966
Seacoast Banking Corp. of Florida(b)	1,748	39,278
ServisFirst Bancshares, Inc.	1,079	38,326
Simmons First National Corp., Class A	1,778	33,249
Southside Bancshares, Inc.	1,101	33,481
Stewart Information Services Corp.	1,088	34,664
Third Point Reinsurance Ltd. (Bermuda)(b)	4,093	30,452
Tompkins Financial Corp.	453	30,582
Triumph Bancorp, Inc.(b)	1,248	34,582
TrustCo Bank Corp.	5,930	37,359
United Community Banks, Inc.	1,704	36,031
United Fire Group, Inc.	1,061	30,345
United Insurance Holdings Corp.	3,499	29,916
Universal Insurance Holdings, Inc.	1,823	33,233
Veritex Holdings, Inc.	2,296	40,318
Virtus Investment Partners, Inc.	391	31,777
Waddell & Reed Financial, Inc., Class A	2,513	36,564
Walker & Dunlop, Inc.	872	33,511
Westamerica Bancorporation	522	32,886
WisdomTree Investments, Inc.	11,454	37,111
World Acceptance Corp.(b)(c)	548	37,182

		3,255,613

Health Care-11.09%
Acorda Therapeutics, Inc.(b)(c)	30,040	28,914
Addus HomeCare Corp.(b)	396	32,084
AMAG Pharmaceuticals, Inc.(b)(c)	4,257	34,184
AMN Healthcare Services, Inc.(b)	567	26,638
Amphastar Pharmaceuticals, Inc.(b)	1,949	33,036
AngioDynamics, Inc.(b)	3,207	33,449
ANI Pharmaceuticals, Inc.(b)	738	29,527
Anika Therapeutics, Inc.(b)	972	32,300
BioTelemetry, Inc.(b)	722	33,725
Cardiovascular Systems, Inc.(b)	765	32,130
Community Health Systems, Inc.(b)(c)	8,676	26,288
Computer Programs & Systems, Inc.	1,410	33,882

	Shares	Value
Health Care-(continued)
CONMED Corp.	449	$33,186
Corcept Therapeutics, Inc.(b)	2,519	31,891
CorVel Corp.(b)	562	29,612
Covetrus, Inc.(b)	3,786	45,016
Cross Country Healthcare, Inc.(b)	5,152	32,406
CryoLife, Inc.(b)	1,603	35,795
Cutera, Inc.(b)	2,976	40,027
Cytokinetics, Inc.(b)(c)	2,089	31,565
Eagle Pharmaceuticals, Inc.(b)	609	31,047
Emergent BioSolutions, Inc.(b)	474	35,052
Enanta Pharmaceuticals, Inc.(b)	579	26,848
Endo International PLC(b)	8,061	37,081
Ensign Group, Inc. (The)	855	31,986
Glaukos Corp.(b)	892	32,728
Hanger, Inc.(b)	1,829	33,580
HealthStream, Inc.(b)	1,238	28,257
Heska Corp.(b)	539	38,161
HMS Holdings Corp.(b)	1,132	32,460
Innoviva, Inc.(b)	2,431	34,472
Inogen, Inc.(b)	646	32,300
Integer Holdings Corp.(b)	465	34,624
Invacare Corp.	4,575	34,404
Lannett Co., Inc.(b)(c)	3,832	36,557
Lantheus Holdings, Inc.(b)	2,299	30,002
LeMaitre Vascular, Inc.	1,079	30,741
Luminex Corp.	975	35,149
Magellan Health, Inc.(b)	596	36,195
Medpace Holdings, Inc.(b)	363	28,989
Meridian Bioscience, Inc.(b)	2,932	35,184
Merit Medical Systems, Inc.(b)	839	34,248
Mesa Laboratories, Inc.(c)	143	34,034
Momenta Pharmaceuticals, Inc.(b)	1,059	33,570
Myriad Genetics, Inc.(b)	2,123	32,822
Natus Medical, Inc.(b)	1,295	32,362
Neogen Corp.(b)	482	30,168
NeoGenomics, Inc.(b)	1,089	29,773
NextGen Healthcare, Inc.(b)	2,979	31,428
Omnicell, Inc.(b)	436	31,784
OraSure Technologies, Inc.(b)	2,412	38,447
Orthofix Medical, Inc.(b)	994	35,237
Owens & Minor, Inc.	4,485	31,754
Pacira BioSciences, Inc.(b)	836	34,518
Pennant Group, Inc. (The)(b)	1,665	32,950
Phibro Animal Health Corp., Class A	1,320	35,257
Progenics Pharmaceuticals, Inc.(b)	7,785	30,673
Providence Service Corp. (The)(b)	546	31,673
RadNet, Inc.(b)	2,535	35,794
REGENXBIO, Inc.(b)	917	36,515
Select Medical Holdings Corp.(b)	1,912	32,638
Spectrum Pharmaceuticals, Inc.(b)	11,621	33,701
Supernus Pharmaceuticals, Inc.(b)	1,603	37,510
SurModics, Inc.(b)	861	32,804
Tabula Rasa HealthCare, Inc.(b)(c)	559	35,407
Tactile Systems Technology, Inc.(b)	637	32,882
Tivity Health, Inc.(b)(c)	4,724	42,374
US Physical Therapy, Inc.	442	33,371
Vanda Pharmaceuticals, Inc.(b)	2,764	31,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2020

	Shares	Value
Health Care-(continued)
Varex Imaging Corp.(b)	1,338	$34,962
Xencor, Inc.(b)	1,083	31,656

		2,363,570

Industrials-15.29%
AAON, Inc.	665	31,681
AAR Corp.	1,758	34,422
ABM Industries, Inc.	968	33,386
Aegion Corp.(b)	2,114	33,930
Aerojet Rocketdyne Holdings, Inc.(b)	731	30,073
AeroVironment, Inc.(b)	544	32,781
Alamo Group, Inc.	353	34,749
Albany International Corp., Class A	663	33,906
Allegiant Travel Co.(c)	420	32,962
American Woodmark Corp.(b)	694	35,679
Apogee Enterprises, Inc.	1,774	36,261
Applied Industrial Technologies, Inc.	677	35,468
ArcBest Corp.	1,633	33,264
Arcosa, Inc.	762	28,400
Astec Industries, Inc.	825	33,091
Atlas Air Worldwide Holdings, Inc.(b)	1,288	42,311
AZZ, Inc.	1,164	36,538
Barnes Group, Inc.	793	30,435
Brady Corp., Class A	719	31,305
Briggs & Stratton Corp.(c)	16,499	37,453
Chart Industries, Inc.(b)	998	35,649
CIRCOR International, Inc.(b)	2,774	41,416
Comfort Systems USA, Inc.	950	31,635
Cubic Corp.	786	30,033
DXP Enterprises, Inc.(b)	2,359	35,196
Echo Global Logistics, Inc.(b)	1,757	30,800
Encore Wire Corp.	724	33,145
Enerpac Tool Group Corp.	1,939	33,079
EnPro Industries, Inc.	791	35,872
ESCO Technologies, Inc.	411	31,359
Exponent, Inc.	430	30,242
Federal Signal Corp.	1,156	31,131
Forrester Research, Inc.(b)	992	31,050
Forward Air Corp.	602	31,063
Foundation Building Materials, Inc.(b)	3,146	36,808
Franklin Electric Co., Inc.	642	32,614
Gibraltar Industries, Inc.(b)	714	33,058
GMS, Inc.(b)	2,171	39,903
Granite Construction, Inc.(c)	1,950	32,058
Greenbrier Cos., Inc. (The)	1,926	32,703
Griffon Corp.	2,258	37,054
Harsco Corp.(b)	4,010	40,020
Hawaiian Holdings, Inc.	2,766	39,830
Heartland Express, Inc.	1,634	32,010
Heidrick & Struggles International, Inc.	1,349	30,272
Hillenbrand, Inc.	1,686	35,322
Hub Group, Inc., Class A(b)	638	30,694
Insteel Industries, Inc.	1,859	32,663
Interface, Inc.	3,618	33,430
John Bean Technologies Corp.	444	34,073
Kaman Corp.	831	32,210
Kelly Services, Inc., Class A	2,323	35,890
Korn Ferry	1,174	33,846
Lindsay Corp.	348	31,320
Lydall, Inc.(b)	3,627	40,622

	Shares	Value
Industrials-(continued)
Marten Transport Ltd.	1,397	$31,321
Matson, Inc.	1,140	34,474
Matthews International Corp., Class A	1,388	33,229
Meritor, Inc.(b)	2,015	41,307
Mobile Mini, Inc.	1,322	37,769
Moog, Inc., Class A	584	28,896
Mueller Industries, Inc.	1,268	32,841
MYR Group, Inc.(b)	1,256	37,680
National Presto Industries, Inc.	360	29,272
Park Aerospace Corp.	2,378	31,651
Patrick Industries, Inc.	1,012	41,715
PGT Innovations, Inc.(b)	3,420	35,363
Pitney Bowes, Inc.	14,810	52,279
Powell Industries, Inc.	1,363	34,579
Proto Labs, Inc.(b)	384	39,011
Quanex Building Products Corp.	2,973	37,073
Raven Industries, Inc.	1,495	33,294
Resources Connection, Inc.	3,116	33,902
RR Donnelley & Sons Co.	28,431	48,617
Saia, Inc.(b)	408	37,748
Simpson Manufacturing Co., Inc.	502	36,194
SkyWest, Inc.	1,237	38,285
SPX Corp.(b)	892	34,012
SPX FLOW, Inc.(b)	1,056	34,394
Standex International Corp.	697	34,738
Sunrun, Inc.(b)	2,683	37,642
Team, Inc.(b)	5,370	33,133
Tennant Co.	510	30,177
Titan International, Inc.	27,689	39,041
Triumph Group, Inc.	4,542	31,976
TrueBlue, Inc.(b)	2,260	35,098
UniFirst Corp.	194	32,621
Universal Forest Products, Inc.	839	34,500
US Ecology, Inc.	972	31,862
Veritiv Corp.(b)	3,800	35,606
Viad Corp.	1,480	35,476
Vicor Corp.(b)	737	39,186
Wabash National Corp.	4,190	34,358
Watts Water Technologies, Inc., Class A	393	32,383

		3,258,868

Information Technology-12.49%
3D Systems Corp.(b)(c)	4,274	36,286
8x8, Inc.(b)	1,799	30,511
ADTRAN, Inc.	3,355	34,489
Advanced Energy Industries, Inc.(b)	592	32,915
Agilysys, Inc.(b)	1,846	36,163
Alarm.com Holdings, Inc.(b)	711	31,803
Anixter International, Inc.(b)	357	33,151
Applied Optoelectronics, Inc.(b)(c)	3,773	40,447
Arlo Technologies, Inc.(b)	14,540	39,840
Axcelis Technologies, Inc.(b)	1,483	34,643
Badger Meter, Inc.	543	32,053
Bel Fuse, Inc., Class B	4,286	31,974
Benchmark Electronics, Inc.	1,527	31,548
Bottomline Technologies (DE), Inc.(b)	817	34,012
Brooks Automation, Inc.	938	36,104
CalAmp Corp.(b)	5,528	37,148
Cardtronics PLC, Class A(b)	1,583	36,251
CEVA, Inc.(b)	1,083	33,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2020

	Shares	Value
Information Technology-(continued)
Cohu, Inc.	2,003	$33,110
Comtech Telecommunications Corp.	1,904	35,243
CSG Systems International, Inc.	666	32,354
CTS Corp.	1,408	32,609
Daktronics, Inc.	6,877	31,084
Diebold Nixdorf, Inc.(b)	8,186	40,357
Digi International, Inc.(b)	3,128	35,503
Diodes, Inc.(b)	667	33,944
DSP Group, Inc.(b)	2,014	34,742
Ebix, Inc.(c)	1,809	37,862
ePlus, Inc.(b)	497	35,163
EVERTEC, Inc.	1,331	33,728
ExlService Holdings, Inc.(b)	581	35,865
Extreme Networks, Inc.(b)	11,018	37,461
Fabrinet (Thailand)(b)	513	32,191
FARO Technologies, Inc.(b)	674	36,996
FormFactor, Inc.(b)	1,371	31,944
Harmonic, Inc.(b)	4,788	27,770
Ichor Holdings Ltd.(b)	1,413	35,184
Insight Enterprises, Inc.(b)	660	35,831
Itron, Inc.(b)	518	36,167
KEMET Corp.	1,242	33,546
Knowles Corp.(b)	2,113	32,857
Kulicke & Soffa Industries, Inc. (Singapore)	1,319	31,616
LivePerson, Inc.(b)	1,425	34,115
ManTech International Corp., Class A(c)	404	30,122
MaxLinear, Inc.(b)	2,094	34,530
Methode Electronics, Inc.	1,140	34,223
MicroStrategy, Inc., Class A(b)	249	31,456
MTS Systems Corp.	1,734	36,882
NETGEAR, Inc.(b)	1,279	30,670
NIC, Inc.	1,303	31,572
OneSpan, Inc.(b)	2,040	34,272
Onto Innovation, Inc.(b)	940	30,512
OSI Systems, Inc.(b)(c)	425	30,762
PC Connection, Inc.	791	36,347
PDF Solutions, Inc.(b)	2,103	33,585
Perficient, Inc.(b)	1,023	35,631
Photronics, Inc.(b)	2,841	33,950
Plantronics, Inc.(c)	2,696	38,068
Plexus Corp.(b)	547	34,291
Power Integrations, Inc.	331	33,878
Progress Software Corp.	836	34,201
Qualys, Inc.(b)	300	31,632
Rambus, Inc.(b)	2,576	32,277
Rogers Corp.(b)	306	33,978
Sanmina Corp.(b)	1,207	33,470
ScanSource, Inc.(b)	1,403	36,366
SMART Global Holdings, Inc.(b)	1,384	35,001
SPS Commerce, Inc.(b)	631	35,027
Sykes Enterprises, Inc.(b)	1,148	32,867
TiVo Corp.	4,724	33,210
TTEC Holdings, Inc.	879	34,263
TTM Technologies, Inc.(b)	3,122	36,184
Ultra Clean Holdings, Inc.(b)	1,895	34,849
Unisys Corp.(b)	2,643	33,275
Veeco Instruments, Inc.(b)	3,137	34,287
Viavi Solutions, Inc.(b)	2,702	32,640

	Shares	Value
Information Technology-(continued)
Virtusa Corp.(b)	1,014	$33,462
Xperi Corp.	2,170	33,158

		2,661,430

Materials-5.98%
AdvanSix, Inc.(b)	3,030	36,905
American Vanguard Corp.	2,166	27,227
Arconic Corp.(b)	3,362	29,317
Balchem Corp.	333	29,717
Boise Cascade Co.	1,153	36,054
Century Aluminum Co.(b)(c)	7,882	34,287
Clearwater Paper Corp.(b)	1,627	38,950
Cleveland-Cliffs, Inc.(c)	8,583	37,594
Ferro Corp.(b)	3,313	33,031
FutureFuel Corp.	3,352	34,794
GCP Applied Technologies, Inc.(b)	1,892	32,391
H.B. Fuller Co.	983	36,165
Hawkins, Inc.	900	33,687
Haynes International, Inc.	1,669	36,885
Innospec, Inc.	448	32,489
Kaiser Aluminum Corp.	416	30,048
Koppers Holdings, Inc.(b)	2,640	41,606
Kraton Corp.(b)	3,216	50,202
Livent Corp.(b)	5,361	33,238
LSB Industries, Inc.(b)	19,656	39,115
Materion Corp.	756	39,115
Mercer International, Inc. (Germany)	3,841	38,717
Myers Industries, Inc.	2,976	36,783
Neenah, Inc.	724	35,375
Olympic Steel, Inc.	3,457	32,634
PH Glatfelter Co.	2,423	35,376
Quaker Chemical Corp.	233	35,444
Rayonier Advanced Materials, Inc.	28,431	50,607
Schweitzer-Mauduit International, Inc., Class A	1,139	36,699
Stepan Co.	338	32,245
SunCoke Energy, Inc.	10,013	31,541
TimkenSteel Corp.(b)	11,454	29,780
Tredegar Corp.	1,943	32,021
Trinseo S.A	1,655	33,845
US Concrete, Inc.(b)	1,889	36,231
Warrior Met Coal, Inc.	2,810	35,265

		1,275,380

Real Estate-7.81%
Acadia Realty Trust	2,769	34,308
Agree Realty Corp.	511	33,271
Alexander & Baldwin, Inc.	2,740	36,004
American Assets Trust, Inc.	1,213	34,352
Armada Hoffler Properties, Inc.	3,562	34,231
CareTrust REIT, Inc.	1,847	30,439
CBL & Associates Properties, Inc.(c)	147,009	42,486
Cedar Realty Trust, Inc.	37,670	39,553
Chatham Lodging Trust	4,460	33,495
Community Healthcare Trust, Inc.	897	33,368
DiamondRock Hospitality Co.	6,538	40,732
Easterly Government Properties, Inc.	1,174	31,592
Essential Properties Realty Trust, Inc.	2,838	41,690
Four Corners Property Trust, Inc.	1,632	36,540
Franklin Street Properties Corp.	5,676	30,877
Getty Realty Corp.	1,320	35,851
Global Net Lease, Inc.	2,474	35,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2020

	Shares	Value
Real Estate-(continued)
Hersha Hospitality Trust	6,343	$33,174
Independence Realty Trust, Inc.	3,530	35,547
Industrial Logistics Properties Trust	1,801	33,661
Innovative Industrial Properties, Inc.(c)	430	33,738
Investors Real Estate Trust	536	33,570
iStar, Inc.	3,530	35,371
Kite Realty Group Trust	3,759	38,455
Lexington Realty Trust	3,104	32,437
LTC Properties, Inc.	887	31,577
Marcus & Millichap, Inc.(b)	1,074	31,200
National Storage Affiliates Trust	1,199	34,147
NexPoint Residential Trust, Inc.	1,123	33,769
Office Properties Income Trust	1,238	33,921
Pennsylvania REIT(c)	34,815	35,163
RE/MAX Holdings, Inc., Class A	1,397	36,727
Realogy Holdings Corp.(c)	8,748	37,966
Retail Opportunity Investments Corp.	3,926	38,102
RPT Realty	5,737	39,126
Safehold, Inc.	587	33,905
Saul Centers, Inc.	1,028	33,533
St. Joe Co. (The)(b)	1,800	32,940
Summit Hotel Properties, Inc.	6,498	39,378
Tanger Factory Outlet Centers, Inc.(c)	5,586	42,007
Uniti Group, Inc.	6,237	44,033
Universal Health Realty Income Trust	301	32,195
Urstadt Biddle Properties, Inc., Class A	2,480	36,233
Washington Prime Group, Inc.(c)	41,898	36,024
Washington REIT	1,390	32,415
Whitestone REIT.	5,443	36,903
Xenia Hotels & Resorts, Inc.	3,542	34,357

		1,665,964

	Shares	Value
Utilities-0.86%
American States Water Co.	357	$28,335
Avista Corp.	715	30,774
California Water Service Group	594	26,682
El Paso Electric Co.	463	31,484
Northwest Natural Holding Co.	493	32,094
South Jersey Industries, Inc.	1,229	35,137

		184,506

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $27,652,660)		21,322,346

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.30%
Invesco Private Government Fund, 0.01%(d)(e)(f) (Cost $1,982,765)	1,982,765	1,982,765

TOTAL INVESTMENTS IN SECURITIES-109.33% (Cost $29,635,425)		23,305,111
OTHER ASSETS LESS LIABILITIES-(9.33)%		(1,989,120)

NET ASSETS-100.00%		$21,315,991

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Mortgage Capital, Inc.	$60,368	$26,469	$(22,781)	$(33,815)	$(4,009)	$26,232	$4,583
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	32,687	1,170,085	(1,202,772)	-	-	-	319
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	1,567,320	9,006,578	(10,573,898)	-	-	-	25,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Liquid Assets Portfolio, Institutional Class*	$522,440	$2,390,743	$(2,913,033)	$-	$(150)	$-	$9,450
Invesco Private Government Fund	-	3,880,860	(1,898,095)	-	-	1,982,765	1

Total	$2,182,815	$16,474,735	$(16,610,579)	$(33,815)	$(4,159)	$2,008,997	$40,330

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Statements of Assets and Liabilities

April 30, 2020

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Assets:
Unaffiliated investments in securities, at value(a)	$10,916,725,449	$18,186,657	$49,009,283	$481,038,466
Affiliated investments in securities, at value	83,856,070	-	723,374	-
Cash	7,411	-	-	-
Receivable for:
Dividends	8,443,485	30,232	13,873	654,817
Securities lending.	23,770	36	153	-
Investments sold	49,205,768	-	-	-
Fund shares sold	-	-	-	-
Other assets	5,399	-	1,400	-

Total assets	11,058,267,352	18,216,925	49,748,083	481,693,283

Liabilities:
Due to custodian	-	30,894	-	459,410
Payable for:
Investments purchased	-	-	-	-
Collateral upon return of securities loaned	63,329,675	-	705,479	-
Fund shares repurchased	49,321,329	-	-	-
Accrued unitary management fees	1,746,235	5,891	14,173	153,522

Total liabilities	114,397,239	36,785	719,652	612,932

Net Assets	$10,943,870,113	$18,180,140	$49,028,431	$481,080,351

Net assets consist of:
Shares of beneficial interest	$12,725,657,114	$21,917,188	$89,634,211	$539,682,581
Distributable earnings (loss)	(1,781,787,001)	(3,737,048)	(40,605,780)	(58,602,230)

Net Assets	$10,943,870,113	$18,180,140	$49,028,431	$481,080,351

Shares outstanding (unlimited amount authorized, $0.01 par value)	113,802,663	800,001	600,000	3,600,000

Net asset value	$96.17	$22.73	$81.71	$133.63

Market price	$96.31	$22.74	$81.63	$133.58

Unaffiliated investments in securities, at cost	$11,345,202,236	$21,056,444	$67,977,794	$500,395,323

Affiliated investments in securities, at cost	$109,603,911	$-	$723,374	$-

(a) Includes securities on loan with an aggregatevalue of:	$59,007,515	$-	$630,839	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P 500® Equal Weight Energy ETF (RYE)	Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$82,749,558	$158,837,115	$706,566,312	$142,238,024	$108,385,297	$23,097,026	$1,529,380,553
1,242,654	2,233,244	-	1,922,014	7,299,187	-	322,526
-	-	-	-	-	-	-
95,128	246,653	461,140	92,671	80,393	7,512	121,756
739	-	-	892	1,240	-	-
33,657,665	-	-	-	-	-	-
1,431,885	-	-	-	-	-	-
-	-	-	-	-	-	-
119,177,629	161,317,012	707,027,452	144,253,601	115,766,117	23,104,538	1,529,824,835

78,117	62,335	366,946	13,787	-	13,310	8,774

1,431,929	-	-	-	-	-	-
1,242,654	-	-	1,922,014	7,254,198	-	-
33,656,339	-	-	-	-	-	-
30,059	52,137	223,230	45,247	32,414	7,153	472,922

36,439,098	114,472	590,176	1,981,048	7,286,612	20,463	481,696

$82,738,531	$161,202,540	$706,437,276	$142,272,553	$108,479,505	$23,084,075	$1,529,343,139

$269,123,516	$227,149,445	$716,694,577	$191,495,804	$149,528,765	$30,038,960	$1,507,263,551
(186,384,985)	(65,946,905)	(10,257,301)	(49,223,251)	(41,049,260)	(6,954,885)	22,079,588

$82,738,531	$161,202,540	$706,437,276	$142,272,553	$108,479,505	$23,084,075	$1,529,343,139

2,950,005	4,550,000	3,300,000	1,300,000	1,150,000	900,000	8,350,000

$28.05	$35.43	$214.07	$109.44	$94.33	$25.65	$183.15

$28.06	$35.53	$214.39	$109.50	$94.49	$25.65	$183.44

$147,030,688	$199,280,141	$644,567,079	$170,196,455	$133,097,942	$28,773,115	$1,426,549,195

$1,242,654	$6,568,191	$-	$1,922,014	$7,299,187	$-	$322,526

$1,195,788	$-	$-	$1,775,595	$6,870,858	$-	$-

71

Statements of Assets and Liabilities–(continued)

April 30, 2020

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Assets:
Unaffiliated investments in securities, at value(a)	$299,754,935	$53,088,958	$21,296,114
Affiliated investments in securities, at value	-	3,207,331	2,008,997
Receivable for:
Dividends	401,830	31,496	10,242
Securities lending	-	1,270	2,294
Investments sold	-	332,578	34,859

Total assets	300,156,765	56,661,633	23,352,506

Liabilities:
Due to custodian	42,360	-	7,576
Payable for:
Investments purchased	-	383,102	40,081
Collateral upon return of securities loaned.	-	3,167,773	1,982,765
Accrued unitary management fees	101,750	15,631	6,093

Total liabilities	144,110	3,566,506	2,036,515

Net Assets	$300,012,655	$53,095,127	$21,315,991

Net assets consist of:
Shares of beneficial interest	$331,847,649	$89,157,845	$45,599,738
Distributable earnings (loss)	(31,834,994)	(36,062,718)	(24,283,747)

Net Assets	$300,012,655	$53,095,127	$21,315,991

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,250,000	1,000,000	500,000
Net asset value	$92.31	$53.10	$42.63

Market price	$92.52	$52.87	$42.39

Unaffiliated investments in securities, at cost	$306,583,268	$64,998,578	$27,589,256

Affiliated investments in securities, at cost	$-	$3,207,331	$2,046,169

(a) Includes securities on loan with an aggregate value of:	$-	$3,014,599	$1,742,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

(This Page Intentionally Left Blank)

73

Statements of Operations

For the year ended April 30, 2020

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Investment income:
Unaffiliated dividend income	$337,835,913	$502,435	$1,859,042	$12,735,573
Affiliated dividend income	2,283,226	229	778	5,196
Securities lending income	734,891	463	3,678	124,338

Total investment income	340,854,030	503,127	1,863,498	12,865,107

Expenses:
Unitary management fees	30,795,468	97,376	338,267	1,892,604
Proxy fees	124,871	5,038	5,594	8,550

Total expenses	30,920,339	102,414	343,861	1,901,154

Less: Waivers	(17,076)	(25)	(92)	(599)

Net expenses	30,903,263	102,389	343,769	1,900,555

Net investment income	309,950,767	400,738	1,519,729	10,964,552

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(463,325,957)	(1,128,640)	(5,211,038)	(8,860,449)
Affiliated investment securities	(2,415,877)	8	(342)	121
Unaffiliated in-kind redemptions	1,740,751,618	2,104,007	2,506,515	21,867,898
Affiliated in-kind redemptions	(2,068,502)	-	-	-

Net realized gain (loss)	1,272,941,282	975,375	(2,704,865)	13,007,570

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(3,169,103,649)	(3,522,940)	(19,024,903)	(16,601,037)
Affiliated investment securities	(17,650,410)	-	-	-

Change in net unrealized appreciation (depreciation)	(3,186,754,059)	(3,522,940)	(19,024,903)	(16,601,037)

Net realized and unrealized gain (loss)	(1,913,812,777)	(2,547,565)	(21,729,768)	(3,593,467)

Net increase (decrease) in net assets resulting from operations	$(1,603,862,010)	$(2,146,827)	$(20,210,039)	$7,371,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P 500® Equal Weight Energy ETF (RYE)	Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$3,818,193	$6,262,393	$7,442,447	$3,926,600	$3,104,364	$1,052,540	$36,008,084
1,088	272,913	4,791	1,865	1,418	555	24,829
1,025	209	115,157	3,107	14,978	976	6,636

3,820,306	6,535,515	7,562,395	3,931,572	3,120,760	1,054,071	36,039,549

509,415	1,025,357	2,906,856	845,096	521,435	151,301	6,766,601
6,160	7,040	10,629	6,475	5,952	5,286	17,513

515,575	1,032,397	2,917,485	851,571	527,387	156,587	6,784,114

(133)	(291)	(437)	(221)	(168)	(64)	(2,525)

515,442	1,032,106	2,917,048	851,350	527,219	156,523	6,781,589

3,304,864	5,503,409	4,645,347	3,080,222	2,593,541	897,548	29,257,960

(22,213,673)	(7,728,348)	(26,630,763)	(6,988,018)	(2,939,392)	(1,160,306)	(25,586,035)
151	(383,575)	(2,142)	(466)	(591)	(117)	(3,989)
(4,569,645)	(89,374)	71,719,230	5,323,149	1,641,241	4,940,871	261,275,940
-	(531,849)	-	-	-	-	-

(26,783,167)	(8,733,146)	45,086,325	(1,665,335)	(1,298,742)	3,780,448	235,685,916

(26,897,148)	(43,485,737)	22,689,097	(34,742,327)	(15,613,567)	(6,275,821)	(230,914,977)
-	(1,973,119)	-	-	-	-	-

(26,897,148)	(45,458,856)	22,689,097	(34,742,327)	(15,613,567)	(6,275,821)	(230,914,977)

(53,680,315)	(54,192,002)	67,775,422	(36,407,662)	(16,912,309)	(2,495,373)	4,770,939

$(50,375,451)	$(48,688,593)	$72,420,769	$(33,327,440)	$(14,318,768)	$(1,597,825)	$34,028,899

75

Statements of Operations–(continued)

For the year ended April 30, 2020

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Investment income:
Unaffiliated dividend income	$11,536,745	$1,514,530	$436,260
Affiliated dividend income	5,886	981	4,902
Securities lending income	121	40,471	35,399
Foreign withholding tax.	-	(1,001)	(147)

Total investment income	11,542,752	1,554,981	476,414

Expenses:
Unitary management fees	1,480,758	340,494	117,522
Proxy fees	7,656	5,693	5,188

Total expenses	1,488,414	346,187	122,710

Less: Waivers	(656)	(114)	(32)

Net expenses	1,487,758	346,073	122,678

Net investment income	10,054,994	1,208,908	353,736

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(920,937)	(5,910,786)	(2,627,251)
Affiliated investment securities	-	(93)	(1,027)
Unaffiliated in-kind redemptions	18,586,059	6,535,854	1,302,707
Affiliated in-kind redemptions	-	-	(3,132)

Net realized gain (loss)	17,665,122	624,975	(1,328,703)

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	(40,581,987)	(17,668,138)	(6,204,956)
Affiliated investment securities	-	-	(33,815)

Change in net unrealized appreciation (depreciation)	(40,581,987)	(17,668,138)	(6,238,771)

Net realized and unrealized gain (loss)	(22,916,865)	(17,043,163)	(7,567,474)

Net increase (decrease) in net assets resulting from operations	$(12,861,871)	$(15,834,255)	$(7,213,738)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

(This Page Intentionally Left Blank)

77

Statements of Changes in Net Assets

For the years ended April 30, 2020 and 2019

	Invesco S&P 500® Equal Weight ETF (RSP)		Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)
	2020	2019	2020	2019(a)
Operations:
Net investment income	$309,950,767	$262,905,089	$400,738	$62,265
Net realized gain (loss)	1,272,941,282	884,074,677	975,375	909,098
Change in net unrealized appreciation (depreciation)	(3,186,754,059)	299,656,683	(3,522,940)	653,153

Net increase (decrease) in net assets resulting from operations	(1,603,862,010)	1,446,636,449	(2,146,827)	1,624,516

Distributions to Shareholders from:
Distributable earnings	(312,541,391)	(281,738,317)	(440,576)	(28,476)

Shareholder Transactions:
Proceeds from shares sold	3,047,466,314	3,919,384,246	30,507,577	34,174,882
Value of shares repurchased	(6,331,153,320)	(3,556,378,815)	(32,590,761)	(12,920,195)

Net increase (decrease) in net assets resulting from share transactions	(3,283,687,006)	363,005,431	(2,083,184)	21,254,687

Net increase (decrease) in net assets	(5,200,090,407)	1,527,903,563	(4,670,587)	22,850,727

Net assets:
Beginning of period	16,143,960,520	14,616,056,957	22,850,727	-

End of period	$10,943,870,113	$16,143,960,520	$18,180,140	$22,850,727

Changes in Shares Outstanding:
Shares sold	29,700,000	38,250,000	1,250,000	1,450,001
Shares repurchased.	(65,100,000)	(35,400,000)	(1,350,000)	(550,000)
Shares outstanding, beginning of period	149,202,663	146,352,663	900,001	-

Shares outstanding, end of period	113,802,663	149,202,663	800,001	900,001

(a)	For the period November 5, 2018 (commencement of investment operations) to April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)		Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)		Invesco S&P 500® Equal Weight Energy ETF (RYE)
2020	2019	2020	2019	2020	2019

$1,519,729	$1,458,711	$10,964,552	$10,423,141	$3,304,864	$3,661,989
(2,704,865)	3,959,197	13,007,570	14,957,216	(26,783,167)	(8,748,971)
(19,024,903)	2,541,435	(16,601,037)	18,516,498	(26,897,148)	(35,709,100)

(20,210,039)	7,959,343	7,371,085	43,896,855	(50,375,451)	(40,796,082)

(1,550,444)	(1,507,788)	(11,001,953)	(11,042,415)	(2,824,645)	(4,181,660)

26,615,647	103,317,979	186,338,692	279,942,417	62,268,471	276,270,674
(69,066,174)	(80,808,929)	(133,463,980)	(298,713,392)	(136,152,733)	(274,672,264)

(42,450,527)	22,509,050	52,874,712	(18,770,975)	(73,884,262)	1,598,410

(64,211,010)	28,960,605	49,243,844	14,083,465	(127,084,358)	(43,379,332)

113,239,441	84,278,836	431,836,507	417,753,042	209,822,889	253,202,221

$49,028,431	$113,239,441	$481,080,351	$431,836,507	$82,738,531	$209,822,889

250,000	1,000,000	1,400,000	2,200,000	2,800,000	4,700,000
(700,000)	(800,000)	(1,000,000)	(2,400,000)	(3,900,000)	(4,850,000)
1,050,000	850,000	3,200,000	3,400,000	4,050,005	4,200,005

600,000	1,050,000	3,600,000	3,200,000	2,950,005	4,050,005

79

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2020 and 2019

	Invesco S&P 500® Equal Weight Financials ETF (RYF)		Invesco S&P 500® Equal Weight Health Care ETF (RYH)
	2020	2019	2020	2019
Operations:
Net investment income	$5,503,409	$6,632,263	$4,645,347	$3,750,564
Net realized gain (loss)	(8,733,146)	15,152,642	45,086,325	50,144,824
Change in net unrealized appreciation (depreciation)	(45,458,856)	(29,117,332)	22,689,097	(6,705,939)

Net increase (decrease) in net assets resulting from operations	(48,688,593)	(7,332,427)	72,420,769	47,189,449

Distributions to Shareholders from:
Distributable earnings	(5,244,535)	(7,699,405)	(4,498,041)	(3,834,753)

Shareholder Transactions:
Proceeds from shares sold	42,605,129	84,986,669	166,562,893	261,569,215
Value of shares repurchased	(118,613,975)	(220,368,652)	(234,893,343)	(196,990,256)

Net increase (decrease) in net assets resulting from share transactions	(76,008,846)	(135,381,983)	(68,330,450)	64,578,959

Net increase (decrease) in net assets	(129,941,974)	(150,413,815)	(407,722)	107,933,655

Net assets:
Beginning of year	291,144,514	441,558,329	706,844,998	598,911,343

End of year	$161,202,540	$291,144,514	$706,437,276	$706,844,998

Changes in Shares Outstanding:
Shares sold	1,000,000	2,000,000	800,000	1,350,000
Shares repurchased	(3,100,000)	(5,400,000)	(1,150,000)	(1,050,000)
Shares outstanding, beginning of year	6,650,000	10,050,000	3,650,000	3,350,000

Shares outstanding, end of year	4,550,000	6,650,000	3,300,000	3,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500® Equal Weight Industrials ETF (RGI)		Invesco S&P 500® Equal Weight Materials ETF (RTM)		Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)
2020	2019	2020	2019	2020	2019

$3,080,222	$3,082,431	$2,593,541	$2,484,380	$897,548	$519,358
(1,665,335)	5,248,141	(1,298,742)	(3,723,853)	3,780,448	718,835
(34,742,327)	9,169,704	(15,613,567)	3,621,001	(6,275,821)	2,242,570

(33,327,440)	17,500,276	(14,318,768)	2,381,528	(1,597,825)	3,480,763

(2,991,968)	(3,156,072)	(2,752,568)	(2,650,226)	(1,372,067)	(702,345)

85,015,280	132,418,296	25,970,282	48,609,682	43,819,164	24,629,150
(152,173,589)	(182,774,836)	(30,147,010)	(99,339,316)	(54,908,250)	(7,137,070)

(67,158,309)	(50,356,540)	(4,176,728)	(50,729,634)	(11,089,086)	17,492,080

(103,477,717)	(36,012,336)	(21,248,064)	(50,998,332)	(14,058,978)	20,270,498

245,750,270	281,762,606	129,727,569	180,725,901	37,143,053	16,872,555

$142,272,553	$245,750,270	$108,479,505	$129,727,569	$23,084,075	$37,143,053

650,000	1,100,000	250,000	450,000	1,450,000	850,000
(1,300,000)	(1,600,000)	(300,000)	(950,000)	(1,800,000)	(250,000)
1,950,000	2,450,000	1,200,000	1,700,000	1,250,000	650,000

1,300,000	1,950,000	1,150,000	1,200,000	900,000	1,250,000

81

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2020 and 2019

	Invesco S&P 500® Equal Weight Technology ETF (RYT)		Invesco S&P 500® Equal Weight Utilities ETF (RYU)
	2020	2019	2020	2019
Operations:
Net investment income	$29,257,960	$16,211,611	$10,054,994	$6,413,995
Net realized gain (loss)	235,685,916	221,991,243	17,665,122	(5,226,247)
Change in net unrealized appreciation (depreciation)	(230,914,977)	67,176,950	(40,581,987)	38,279,021

Net increase (decrease) in net assets resulting from operations	34,028,899	305,379,804	(12,861,871)	39,466,769

Distributions to Shareholders from:
Distributable earnings	(19,966,122)	(16,781,040)	(9,910,738)	(6,335,821)

Shareholder Transactions:
Proceeds from shares sold	547,669,971	784,103,342	113,144,978	234,753,812
Value of shares repurchased	(821,235,806)	(898,921,413)	(125,858,433)	(71,819,651)

Net increase (decrease) in net assets resulting from share transactions	(273,565,835)	(114,818,071)	(12,713,455)	162,934,161

Net increase (decrease) in net assets	(259,503,058)	173,780,693	(35,486,064)	196,065,109

Net assets:
Beginning of year	1,788,846,197	1,615,065,504	335,498,719	139,433,610

End of year	$1,529,343,139	$1,788,846,197	$300,012,655	$335,498,719

Changes in Shares Outstanding:
Shares sold	3,100,000	4,800,000	1,100,000	2,600,000
Shares repurchased	(4,650,000)	(5,600,000)	(1,300,000)	(800,000)
Shares outstanding, beginning of year	9,900,000	10,700,000	3,450,000	1,650,000

Shares outstanding, end of year	8,350,000	9,900,000	3,250,000	3,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)		Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
2020	2019	2020	2019

$1,208,908	$1,215,478	$353,736	$388,296
624,975	2,845,318	(1,328,703)	(254,196)
(17,668,138)	2,191,849	(6,238,771)	(426,135)

(15,834,255)	6,252,645	(7,213,738)	(292,035)

(1,298,102)	(1,331,829)	(552,771)	(314,960)

9,811,373	13,112,375	2,870,092	12,080,100
(45,476,840)	(16,577,948)	(10,074,892)	(5,393,393)

(35,665,467)	(3,465,573)	(7,204,800)	6,686,707

(52,797,824)	1,455,243	(14,971,309)	6,079,712

105,892,951	104,437,708	36,287,300	30,207,588

$53,095,127	$105,892,951	$21,315,991	$36,287,300

150,000	200,000	50,000	200,000
(750,000)	(250,000)	(200,000)	(100,000)
1,600,000	1,650,000	650,000	550,000

1,000,000	1,600,000	500,000	650,000

83

Financial Highlights

Invesco S&P 500® Equal Weight ETF (RSP)

	Years Ended April 30,		Six Months Ended April 30, 2018		Years Ended October 31,
	2020	2019			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$108.20	$99.87	$96.58		$81.57	$78.71	$78.08

Net investment income(a)	2.15	1.78	0.85		1.39	1.31	1.22
Net realized and unrealized gain (loss) on investments	(11.97)	8.45	3.33		14.85	2.78	0.71

Total from investment operations	(9.82)	10.23	4.18		16.24	4.09	1.93

Distributions to shareholders from:
Net investment income	(2.21)	(1.90)	(0.89)		(1.23)	(1.23)	(1.30)

Net asset value at end of period	$96.17	$108.20	$99.87		$96.58	$81.57	$78.71

Market price at end of period(b)	$96.31	$108.22	$99.92

Net Asset Value Total Return(c)	(8.98)%	10.45%	4.30%		19.98%	5.24%	2.49%
Market Price Total Return(c)	(8.89)%	10.43%	4.36%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted) .	$10,943,870	$16,143,961	$14,616,057		$14,226,625	$9,959,671	$9,799,542
Ratio to average net assets of:
Expenses, after Waivers	0.20%	0.20%	0.20	%(d)	0.33%	0.40%	0.40%
Expenses, prior to Waivers	0.20%	0.20%	0.20	%(d)	0.36%	0.40%	0.40%
Net investment income	2.01%	1.74%	1.69	%(d)	1.52%	1.66%	1.53%
Portfolio turnover rate(e)	19%	19%	9%		21%	22%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

	Year Ended April 30, 2020		For the Period November 5, 2018(a) Through April 30, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$25.39		$25.00

Net investment income(b)	0.41	(c)	0.16
Net realized and unrealized gain (loss) on investments	(2.64)		0.33

Total from investment operations	(2.23)		0.49

Distributions to shareholders from:
Net investment income	(0.40)		(0.10)
Net realized gains	(0.03)		-

Total distributions	(0.43)		(0.10)

Net asset value at end of period	$22.73		$25.39

Market price at end of period(d)	$22.74		$25.41

Net Asset Value Total Return(e)	(8.89)%		2.04	%(f)
Market Price Total Return(e)	(8.92)%		2.12	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,180		$22,851
Ratio to average net assets of:
Expenses	0.42	%(g)	0.40	%(h)
Net investment income	1.65	%(c)(g)	1.42	%(h)
Portfolio turnover rate(i)	30%		10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.29 and 1.17%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (November 7, 2018, the first day of trading on the exchange) to April 30, 2019 was 0.08%. The market price total return from Fund Inception to April 30, 2019 was 0.04%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2020		2019			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$107.85		$99.15	$91.21		$85.40	$90.26	$82.76

Net investment income(a)	1.83		1.49	0.68		1.27	1.29	1.15
Net realized and unrealized gain (loss) on investments	(26.05)		8.80	7.98		5.84	(4.96)	7.39

Total from investment operations	(24.22)		10.29	8.66		7.11	(3.67)	8.54

Distributions to shareholders from:
Net investment income	(1.92)		(1.59)	(0.72)		(1.30)	(1.19)	(1.04)

Net asset value at end of period	$81.71		$107.85	$99.15		$91.21	$85.40	$90.26

Market price at end of period(b)	$81.63		$107.86	$99.13

Net Asset Value Total Return(c)	(22.56)%		10.58%	9.49%		8.32%	(4.07)%	10.35%
Market Price Total Return(c)	(22.64)%		10.61%	9.48%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$49,028		$113,239	$84,279		$72,965	$68,323	$176,001
Ratio to average net assets of:
Expenses	0.41	%(d)	0.40%	0.40	%(e)	0.40%	0.40%	0.40%
Net investment income	1.80	%(d)	1.45%	1.38	%(e)	1.39%	1.49%	1.29%
Portfolio turnover rate(f)	28%		30%	13%		29%	30%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

	Years Ended April 30,		Six Months Ended April 30, 2018		Years Ended October 31,
	2020	2019			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$134.95	$122.87	$121.67		$121.52	$111.76	$100.75

Net investment income(a)	3.19	2.87	1.32		2.30	2.19	2.08
Net realized and unrealized gain (loss) on investments	(1.34)	12.30	1.14		0.13	9.69	10.86

Total from investment operations	1.85	15.17	2.46		2.43	11.88	12.94

Distributions to shareholders from:
Net investment income	(3.17)	(3.09)	(1.26)		(2.28)	(2.12)	(1.93)

Net asset value at end of period	$133.63	$134.95	$122.87		$121.67	$121.52	$111.76

Market price at end of period(b)	$133.58	$134.97	$122.84

Net Asset Value Total Return(c)	1.44%	12.63%	1.96%		1.99%	10.63%	12.95%
Market Price Total Return(c)	1.37%	12.67%	1.97%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$481,080	$431,837	$417,753		$444,092	$613,661	$530,872
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40	%(d)	0.40%	0.40%	0.40%
Net investment income	2.32%	2.27%	2.06	%(d)	1.86%	1.81%	1.94%
Portfolio turnover rate(e)	22%	19%	9%		20%	17%	16%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Energy ETF (RYE)

	Years Ended April 30,		Six Months Ended April 30, 2018		Years Ended October 31,
	2020	2019			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$51.81	$60.29	$54.29		$56.90	$54.39	$77.16

Net investment income(a)	1.09	0.82	0.47		1.28	0.90	1.35
Net realized and unrealized gain (loss) on investments	(23.84)	(8.34)	5.98		(2.50)	2.53	(22.73)

Total from investment operations	(22.75)	(7.52)	6.45		(1.22)	3.43	(21.38)

Distributions to shareholders from:
Net investment income	(1.01)	(0.96)	(0.45)		(1.39)	(0.92)	(1.39)

Net asset value at end of period	$28.05	$51.81	$60.29		$54.29	$56.90	$54.39

Market price at end of period(b)	$28.06	$51.82	$60.43

Net Asset Value Total Return(c)	(44.18)%	(12.46)%	11.97%		(2.20)%	6.50%	(27.93)%
Market Price Total Return(c)	(44.17)%	(12.65)%	12.31%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$82,739	$209,823	$253,202		$230,747	$199,164	$176,773
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40	%(d)	0.40%	0.40%	0.40%
Net investment income	2.60%	1.46%	1.69	%(d)	2.22%	1.72%	2.16%
Portfolio turnover rate(e)	34%	31%	10%		34%	41%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

	Years Ended April 30,		Six Months Ended April 30, 2018		Years Ended October 31,
	2020	2019			2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$43.78	$43.94	$41.93		$31.41	$43.72		$43.27

Net investment income(a)	0.92	0.78	0.40		0.55	0.81		0.72
Net realized and unrealized gain (loss) on investments	(8.38)	-	1.91		10.45	1.03		0.58

Total from investment operations	(7.46)	0.78	2.31		11.00	1.84		1.30

Distributions to shareholders from:
Net investment income	(0.89)	(0.94)	(0.30)		(0.48)	(0.78)		(0.80)
Return of capital	-	-	-		-	(13.37	)(b)	(0.05)

Total distributions	(0.89)	(0.94)	(0.30)		(0.48)	(14.15)		(0.85)

Net asset value at end of period	$35.43	$43.78	$43.94		$41.93	$31.41		$43.72

Market price at end of period(c)	$35.53	$43.79	$43.98

Net Asset Value Total Return(d)	(17.09)%	1.98%	5.50%		35.15%	4.33%		3.04%
Market Price Total Return(d)	(16.88)%	1.91%	5.47%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$161,203	$291,145	$441,558		$358,496	$114,649		$183,620
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40	%(e)	0.40%	0.40%		0.40%
Net investment income	2.15%	1.86%	1.81	%(e)	1.44%	1.96%		1.64%
Portfolio turnover rate(f)	23%	17%	7%		15%	53%		13%

(a)	Based on average shares outstanding.
(b)	Special distribution.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

	Years Ended April 30,		Six Months Ended April 30, 2018		Years Ended October 31,
	2020	2019			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$193.66	$178.78	$175.84		$143.79	$149.97	$137.44

Net investment income(a)	1.31	1.05	0.44		0.78	0.78	0.75
Net realized and unrealized gain (loss) on investments	20.36	14.87	2.93		32.02	(6.22)	12.46

Total from investment operations	21.67	15.92	3.37		32.80	(5.44)	13.21

Distributions to shareholders from:
Net investment income	(1.26)	(1.04)	(0.43)		(0.75)	(0.74)	(0.68)

Net asset value at end of period	$214.07	$193.66	$178.78		$175.84	$143.79	$149.97

Market price at end of period(b)	$214.39	$193.67	$178.95

Net Asset Value Total Return(c)	11.27%	8.91%	1.92%		22.85%	(3.65)%	9.61%
Market Price Total Return(c)	11.42%	8.82%	2.06%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$706,437	$706,845	$598,911		$650,617	$474,494	$569,893
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40	%(d)	0.40%	0.40%	0.40%
Net investment income	0.64%	0.55%	0.49	%(d)	0.48%	0.52%	0.49%
Portfolio turnover rate(e)	23%	23%	12%		24%	28%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

	Years Ended April 30,		Six Months Ended April 30, 2018		Years Ended October 31,
	2020	2019			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$126.03	$115.01	$113.29		$90.92	$85.30	$88.18

Net investment income(a)	1.83	1.53	0.62		1.24	1.40	1.13
Net realized and unrealized gain (loss) on investments	(16.57)	11.15	1.73		22.50	5.57	(2.69)

Total from investment operations	(14.74)	12.68	2.35		23.74	6.97	(1.56)

Distributions to shareholders from:
Net investment income	(1.85)	(1.66)	(0.63)		(1.37)	(1.35)	(1.29)
Return of capital	-	-	-		-	-	(0.03)

Total distributions	(1.85)	(1.66)	(0.63)		(1.37)	(1.35)	(1.32)

Net asset value at end of period	$109.44	$126.03	$115.01		$113.29	$90.92	$85.30

Market price at end of period(b)	$109.50	$126.01	$115.03

Net Asset Value Total Return(c)	(11.70)%	11.21%	2.05%		26.21%	8.25%	(1.78)%
Market Price Total Return(c)	(11.64)%	11.17%	2.00%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$142,273	$245,750	$281,763		$226,584	$127,288	$93,831
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40	%(d)	0.40%	0.40%	0.40%
Net investment income	1.46%	1.29%	1.05	%(d)	1.18%	1.60%	1.29%
Portfolio turnover rate(e)	23%	28%	7%		18%	23%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Materials ETF (RTM)

	Years Ended April 30,		Six Months Ended April 30, 2018		Years Ended October 31,
	2020	2019			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$108.11	$106.31	$107.79		$84.46	$79.97	$82.38

Net investment income(a)	2.10	1.79	0.70		1.49	1.29	1.23
Net realized and unrealized gain (loss) on investments	(13.65)	1.97	(1.50)		23.28	4.49	(2.41)

Total from investment operations	(11.55)	3.76	(0.80)		24.77	5.78	(1.18)

Distributions to shareholders from:
Net investment income	(2.23)	(1.96)	(0.68)		(1.44)	(1.29)	(1.23)

Net asset value at end of period	$94.33	$108.11	$106.31		$107.79	$84.46	$79.97

Market price at end of period(b)	$94.49	$108.16	$106.31

Net Asset Value Total Return(c)	(10.70)%	3.67%	(0.77)%		29.52%	7.29%	(1.44)%
Market Price Total Return(c)	(10.58)%	3.70%	(0.91)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$108,480	$129,728	$180,726		$194,020	$84,463	$55,982
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40	%(d)	0.40%	0.40%	0.40%
Net investment income	1.99%	1.69%	1.28	%(d)	1.54%	1.57%	1.46%
Portfolio turnover rate(e)	25%	23%	6%		22%	25%	27%

(a)	Based on average shares outstanding. (b) The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,		For the Period August 13, 2015(a) Through October 31, 2015
	2020		2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$29.71		$25.96	$27.29		$25.81	$25.63	$25.31

Net investment income(b)	0.72		0.69	0.44		0.54	0.70	0.13
Net realized and unrealized gain (loss) on investments	(3.62)		3.97	(1.20)		1.59	(0.08)	0.27

Total from investment operations	(2.90)		4.66	(0.76)		2.13	0.62	0.40

Distributions to shareholders from:
Net investment income	(1.03)		(0.85)	(0.35)		(0.65)	(0.44)	(0.08)
Net realized gains	(0.13)		(0.06)	(0.22)		-	-	-

Total distributions	(1.16)		(0.91)	(0.57)		(0.65)	(0.44)	(0.08)

Net asset value at end of period	$25.65		$29.71	$25.96		$27.29	$25.81	$25.63

Market price at end of period(c)	$25.65		$29.75	$25.96

Net Asset Value Total Return(d)	(9.59)%		18.35%	(2.93)%		8.33%	2.39%	1.61%
Market Price Total Return(d)	(9.71)%		18.51%	(2.35)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$23,084		$37,143	$16,873		$24,561	$36,135	$2,563
Ratio to average net assets of:
Expenses	0.41	%(e)	0.40%	0.41	%(f)	0.41%	0.37%	0.40	%(f)
Net investment income	2.37	%(e)	2.46%	3.28	%(f)	2.00%	2.70%	2.49	%(f)
Portfolio turnover rate(g)	15%		14%	2%		24%	10%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Technology ETF (RYT)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2020		2019			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$180.69		$150.94	$142.44		$104.67	$93.16	$87.17

Net investment income(a)	3.15	(b)	1.57	0.56		1.16	1.47	1.09
Net realized and unrealized gain on investments	1.50		29.78	8.56		37.61	11.48	6.09

Total from investment operations	4.65		31.35	9.12		38.77	12.95	7.18

Distributions to shareholders from:
Net investment income	(2.19)		(1.60)	(0.62)		(1.00)	(1.44)	(1.12)
Return of capital	-		-	-		-	-	(0.07)

Total distributions.	(2.19)		(1.60)	(0.62)		(1.00)	(1.44)	(1.19)

Net asset value at end of period	$183.15		$180.69	$150.94		$142.44	$104.67	$93.16

Market price at end of period(c)	$183.44		$180.66	$151.10

Net Asset Value Total Return(d)	2.73%		20.92%	6.40%		37.19%	14.06%	8.30%
Market Price Total Return(d)	2.91%		20.77%	6.48%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,529,343		$1,788,846	$1,615,066		$1,509,833	$915,879	$740,629
Ratio to average net assets of:
Expenses	0.40%		0.40%	0.40	%(e)	0.40%	0.40%	0.40%
Net investment income	1.73	%(b)	0.98%	0.76	%(e)	0.95%	1.55%	1.20%
Portfolio turnover rate(f)	23%		27%	10%		19%	24%	21%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.92 and 1.06%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

	Years Ended April 30,		Six Months Ended April 30,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$97.25	$84.51	$88.52		$81.10	$73.29	$76.69

Net investment income(a)	2.77	2.67	1.38		2.54	2.49	2.48
Net realized and unrealized gain (loss) on investments	(4.99)	12.69	(3.92)		7.44	7.81	(2.97)

Total from investment operations	(2.22)	15.36	(2.54)		9.98	10.30	(0.49)

Distributions to shareholders from:
Net investment income	(2.72)	(2.62)	(1.47)		(2.56)	(2.49)	(2.91)

Net asset value at end of period	$92.31	$97.25	$84.51		$88.52	$81.10	$73.29

Market price at end of period(b)	$92.52	$97.23	$84.45

Net Asset Value Total Return(c)	(2.28)%	18.54%	(2.88)%		12.51%	14.13%	(0.56)%
Market Price Total Return(c)	(2.04)%	18.60%	(2.92)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$300,013	$335,499	$139,434		$168,180	$210,865	$128,258
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40	%(d)	0.40%	0.40%	0.40%
Net investment income	2.72%	2.96%	3.29	%(d)	3.01%	3.09%	3.30%
Portfolio turnover rate(e)	11%	27%	7%		11%	22%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights–(continued)

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

	Years Ended April 30,			Six Months Ended April 30,		Years Ended October 31,
	2020		2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$66.18		$63.30	$62.00		$51.40	$49.09	$50.39

Net investment income(a)	0.89		0.77	0.42		0.60	0.66	0.62
Net realized and unrealized gain (loss) on investments	(12.99)		2.96	1.30		10.59	2.30	(1.21)

Total from investment operations	(12.10)		3.73	1.72		11.19	2.96	(0.59)

Distributions to shareholders from:
Net investment income	(0.98)		(0.85)	(0.42)		(0.59)	(0.65)	(0.67)
Return of capital	-		-	-		-	-	(0.04)

Total distributions	(0.98)		(0.85)	(0.42)		(0.59)	(0.65)	(0.71)

Net asset value at end of period	$53.10		$66.18	$63.30		$62.00	$51.40	$49.09

Market price at end of period(b)	$52.87		$66.19	$63.29

Net Asset Value Total Return(c)	(18.24)%		5.96%	2.76%		21.82%	6.08%	(1.19)%
Market Price Total Return(c)	(18.60)%		5.99%	2.74%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$53,095		$105,893	$104,438		$114,692	$89,944	$132,532
Ratio to average net assets of:
Expenses	0.41	%(d)	0.40%	0.40	%(e)	0.41%	0.41%	0.41%
Net investment income	1.42	%(d)	1.19%	1.33	%(e)	1.02%	1.35%	1.22%
Portfolio turnover rate(f)	32%		30%	9%		26%	101%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

	Years Ended April 30,			Six Months Ended April 30,		Years Ended October 31,
	2020		2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$55.83		$54.92	$52.78		$42.47	$41.84	$44.87

Net investment income(a)	0.62		0.59	0.29		0.47	0.32	0.49
Net realized and unrealized gain (loss) on investments	(12.84)		0.80	2.15		10.27	0.67	(2.97)

Total from investment operations	(12.22)		1.39	2.44		10.74	0.99	(2.48)

Distributions to shareholders from:
Net investment income	(0.98)		(0.48)	(0.30)		(0.43)	(0.36)	(0.52)
Return of capital	-		-	-		-	-	(0.03)

Total distributions	(0.98)		(0.48)	(0.30)		(0.43)	(0.36)	(0.55)

Net asset value at end of period	$42.63		$55.83	$54.92		$52.78	$42.47	$41.84

Market price at end of period(b)	$42.39		$55.63	$55.02

Net Asset Value Total Return(c)	(22.17)%		2.55%	4.62%		25.32%	2.39%	(5.59)%
Market Price Total Return(c)	(22.33)%		2.00%	4.55%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$21,316		$36,287	$30,208		$31,666	$33,978	$43,930
Ratio to average net assets of:
Expenses	0.42	%(d)	0.40%	0.40	%(e)	0.41%	0.41%	0.41%
Net investment income	1.20	%(d)	1.05%	1.10	%(e)	0.96%	0.80%	1.11%
Portfolio turnover rate(f)	42%		34%	10%		24%	96%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco S&P 500® Equal Weight ETF (RSP)	“S&P 500® Equal Weight ETF”
Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	“S&P 500® Equal Weight Communication Services ETF”
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	“S&P 500® Equal Weight Consumer Discretionary ETF”
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)	“S&P 500® Equal Weight Consumer Staples ETF”
Invesco S&P 500® Equal Weight Energy ETF (RYE)	“S&P 500® Equal Weight Energy ETF”
Invesco S&P 500® Equal Weight Financials ETF (RYF)	“S&P 500® Equal Weight Financials ETF”
Invesco S&P 500® Equal Weight Health Care ETF (RYH)	“S&P 500® Equal Weight Health Care ETF”
Invesco S&P 500® Equal Weight Industrials ETF (RGI)	“S&P 500® Equal Weight Industrials ETF”
Invesco S&P 500® Equal Weight Materials ETF (RTM)	“S&P 500® Equal Weight Materials ETF”
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	“S&P 500® Equal Weight Real Estate ETF”
Invesco S&P 500® Equal Weight Technology ETF (RYT)	“S&P 500® Equal Weight Technology ETF”
Invesco S&P 500® Equal Weight Utilities ETF (RYU)	“S&P 500® Equal Weight Utilities ETF”
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	“S&P MidCap 400® Equal Weight ETF”
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)	“S&P SmallCap 600® Equal Weight ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index
S&P 500® Equal Weight Communication Services ETF	S&P 500® Equal Weight Communication Services Plus Index
S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Consumer Discretionary Index
S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Consumer Staples Index
S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Energy Index
S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Financials Index
S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Health Care Index
S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Industrials Index
S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Materials Index
S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index
S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Information Technology Index
S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Telecommunication Services & Utilities Index
S&P MidCap 400® Equal Weight ETF	S&P MidCap 400® Equal Weight Index
S&P SmallCap 600® Equal Weight ETF	S&P SmallCap 600® Equal Weight Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

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Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in

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interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to each Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

REIT Risk. REITs are securities that invest substantially all of their assets in real estate, trade like stocks and may qualify for special tax considerations. In addition to the risks pertaining to real estate investments more generally, such as declining property values or rising interest rates, REITs are subject to additional risks. The value of a REIT can depend on the structure

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of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and a REIT’s shareholders will incur a proportionate share of those expenses.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

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The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation

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expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The annual unitary management fee paid by each Fund to the Adviser is equal to a percentage of each Fund’s average daily net assets as follows:

Unitary Management Fees (as a % of average daily net assets)
S&P 500® Equal Weight ETF	0.20%
S&P 500® Equal Weight Communication Services ETF	0.40%
S&P 500® Equal Weight Consumer Discretionary ETF	0.40%
S&P 500® Equal Weight Consumer Staples ETF	0.40%
S&P 500® Equal Weight Energy ETF	0.40%
S&P 500® Equal Weight Financials ETF	0.40%
S&P 500® Equal Weight Health Care ETF	0.40%
S&P 500® Equal Weight Industrials ETF	0.40%
S&P 500® Equal Weight Materials ETF	0.40%
S&P 500® Equal Weight Real Estate ETF	0.40%
S&P 500® Equal Weight Technology ETF	0.40%
S&P 500® Equal Weight Utilities ETF	0.40%
S&P MidCap 400® Equal Weight ETF	0.40%
S&P SmallCap 600® Equal Weight ETF	0.40%

Through April 6, 2020, the Adviser agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except S&P 500® Equal Weight Communication Services ETF) (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and litigation expenses, and extraordinary expenses) from exceeding the Fund’s Unitary Management Fee (the “Expense Cap”). For each Fund, the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

S&P 500® Equal Weight ETF	$17,076
S&P 500® Equal Weight Communication Services ETF	25
S&P 500® Equal Weight Consumer Discretionary ETF	92
S&P 500® Equal Weight Consumer Staples ETF	599
S&P 500® Equal Weight Energy ETF	133
S&P 500® Equal Weight Financials ETF	291
S&P 500® Equal Weight Health Care ETF	437
S&P 500® Equal Weight Industrials ETF	221
S&P 500® Equal Weight Materials ETF	168
S&P 500® Equal Weight Real Estate ETF	64
S&P 500® Equal Weight Technology ETF	2,525
S&P 500® Equal Weight Utilities ETF	656
S&P MidCap 400® Equal Weight ETF	114
S&P SmallCap 600® Equal Weight ETF	32

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

102

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)
S&P 500® Equal Weight ETF	$533,197	$1,149,653	$(6,014,829)
S&P 500® Equal Weight Consumer Discretionary ETF	-	32,775	(243,548)
S&P 500® Equal Weight Energy ETF	-	6,969	(20,442)
S&P 500® Equal Weight Industrials ETF	-	21,085	(19,554)
S&P MidCap 400® Equal Weight ETF	498,986	701,883	(336,212)
S&P SmallCap 600® Equal Weight ETF	87,397	10,597	6,760

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2020, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P 500® Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$10,936,808,308	$-	$-	$10,936,808,308
Money Market Funds	443,536	63,329,675	-	63,773,211

Total Investments	$10,937,251,844	$63,329,675	$-	$11,000,581,519

S&P 500® Equal Weight Consumer Discretionary ETF
Investments in Securities
Common Stocks & Other Equity Interests	$49,009,283	$-	$-	$49,009,283
Money Market Funds	17,895	705,479	-	723,374

Total Investments	$49,027,178	$705,479	$-	$49,732,657

S&P 500® Equal Weight Energy ETF
Investments in Securities
Common Stocks & Other Equity Interests	$82,749,558	$-	$-	$82,749,558
Money Market Funds	-	1,242,654	-	1,242,654

Total Investments	$82,749,558	$1,242,654	$-	$83,992,212

103

	Level 1	Level 2	Level 3	Total
S&P 500® Equal Weight Industrials ETF
Investments in Securities
Common Stocks & Other Equity Interests	$142,238,024	$-	$-	$142,238,024
Money Market Funds	-	1,922,014	-	1,922,014

Total Investments	$142,238,024	$1,922,014	$-	$144,160,038

S&P 500® Equal Weight Materials ETF
Investments in Securities
Common Stocks & Other Equity Interests	$108,385,297	$-	$-	$108,385,297
Money Market Funds	44,989	7,254,198	-	7,299,187

Total Investments	$108,430,286	$7,254,198	$-	$115,684,484

S&P MidCap 400® Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$53,088,958	$-	$-	$53,088,958
Money Market Funds	39,558	3,167,773	-	3,207,331

Total Investments	$53,128,516	$3,167,773	$-	$56,296,289

S&P SmallCap 600® Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$21,322,346	$-	$-	$21,322,346
Money Market Funds	-	1,982,765	-	1,982,765

Total Investments	$21,322,346	$1,982,765	$-	$23,305,111

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2020 and 2019:

	2020		2019
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
S&P 500® Equal Weight ETF	$312,541,391	$-	$281,738,317	$-
S&P 500® Equal Weight Communication Services ETF	440,576	-	28,476	-
S&P 500® Equal Weight Consumer Discretionary ETF	1,550,444	-	1,507,788	-
S&P 500® Equal Weight Consumer Staples ETF	11,001,953	-	11,042,415	-
S&P 500® Equal Weight Energy ETF	2,824,645	-	4,181,660	-
S&P 500® Equal Weight Financials ETF	5,244,535	-	7,699,405	-
S&P 500® Equal Weight Health Care ETF	4,498,041	-	3,834,753	-
S&P 500® Equal Weight Industrials ETF	2,991,968	-	3,156,072	-
S&P 500® Equal Weight Materials ETF	2,752,568	-	2,650,226	-
S&P 500® Equal Weight Real Estate ETF	1,248,903	123,164	659,417	42,928
S&P 500® Equal Weight Technology ETF	19,966,122	-	16,781,040	-
S&P 500® Equal Weight Utilities ETF	9,910,738	-	6,335,821	-
S&P MidCap 400® Equal Weight ETF	1,298,102	-	1,331,830	-
S&P SmallCap 600® Equal Weight ETF	552,771	-	314,960	-

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
S&P 500® Equal Weight ETF	$3,965,217	$(476,949,212)	$(1,308,803,006)	$-	$12,725,657,114	$10,943,870,113
S&P 500® Equal Weight Communication Services ETF	8,542	(3,011,241)	(734,349)	-	21,917,188	18,180,140
S&P 500® Equal Weight Consumer Discretionary ETF	22,914	(19,343,666)	(21,285,028)	-	89,634,211	49,028,431

104

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
S&P 500® Equal Weight Consumer Staples ETF	$624,431	$(20,983,076)	$(38,243,585)	$-	$539,682,581	$481,080,351
S&P 500® Equal Weight Energy ETF	399,275	(66,176,094)	(120,608,166)	-	269,123,516	82,738,531
S&P 500® Equal Weight Financials ETF	338,292	(45,628,305)	(20,656,892)	-	227,149,445	161,202,540
S&P 500® Equal Weight Health Care ETF	480,935	57,730,063	(68,468,299)	-	716,694,577	706,437,276
S&P 500® Equal Weight Industrials ETF	100,793	(29,336,880)	(19,987,164)	-	191,495,804	142,272,553
S&P 500® Equal Weight Materials ETF	-	(25,987,652)	(15,061,608)	-	149,528,765	108,479,505
S&P 500® Equal Weight Real Estate ETF	-	(6,029,249)	-	(925,636)	30,038,960	23,084,075
S&P 500® Equal Weight Technology ETF	9,426,857	94,403,792	(81,751,061)	-	1,507,263,551	1,529,343,139
S&P 500® Equal Weight Utilities ETF	423,672	(7,325,264)	(24,933,402)	-	331,847,649	300,012,655
S&P MidCap 400® Equal Weight ETF	-	(12,007,709)	(24,055,009)	-	89,157,845	53,095,127
S&P SmallCap 600® Equal Weight ETF	-	(6,365,622)	(17,918,125)	-	45,599,738	21,315,991

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2020:

	No expiration
	Short-Term	Long-Term	Total*
S&P 500® Equal Weight ETF	$233,765,669	$1,075,037,337	$1,308,803,006
S&P 500® Equal Weight Communication Services ETF	696,008	38,341	734,349
S&P 500® Equal Weight Consumer Discretionary ETF	2,434,478	18,850,550	21,285,028
S&P 500® Equal Weight Consumer Staples ETF	4,618,579	33,625,006	38,243,585
S&P 500® Equal Weight Energy ETF	27,361,002	93,247,164	120,608,166
S&P 500® Equal Weight Financials ETF	4,727,841	15,929,051	20,656,892
S&P 500® Equal Weight Health Care ETF	6,134,734	62,333,565	68,468,299
S&P 500® Equal Weight Industrials ETF	5,698,284	14,288,880	19,987,164
S&P 500® Equal Weight Materials ETF	2,348,641	12,712,967	15,061,608
S&P 500® Equal Weight Real Estate ETF	-	-	-
S&P 500® Equal Weight Technology ETF	29,954,445	51,796,616	81,751,061
S&P 500® Equal Weight Utilities ETF	9,591,124	15,342,278	24,933,402
S&P MidCap 400® Equal Weight ETF	10,151,511	13,903,498	24,055,009
S&P SmallCap 600® Equal Weight ETF	8,343,612	9,574,513	17,918,125

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
S&P 500® Equal Weight ETF	$2,912,590,645	$2,912,159,653
S&P 500® Equal Weight Communication Services ETF	7,155,373	8,880,504
S&P 500® Equal Weight Consumer Discretionary ETF	23,715,363	23,762,095
S&P 500® Equal Weight Consumer Staples ETF	103,431,267	102,438,128
S&P 500® Equal Weight Energy ETF	43,844,770	42,639,464
S&P 500® Equal Weight Financials ETF	57,755,444	57,416,883
S&P 500® Equal Weight Health Care ETF	164,168,510	162,954,228
S&P 500® Equal Weight Industrials ETF	48,831,769	52,132,761
S&P 500® Equal Weight Materials ETF	32,707,495	33,182,812

105

	Purchases	Sales
S&P 500® Equal Weight Real Estate ETF	$5,518,023	$6,121,995
S&P 500® Equal Weight Technology ETF	387,762,465	378,857,021
S&P 500® Equal Weight Utilities ETF	41,003,243	42,493,551
S&P MidCap 400® Equal Weight ETF	27,617,348	26,486,808
S&P SmallCap 600® Equal Weight ETF	12,078,525	13,608,511

For the fiscal year ended April 30, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 500® Equal Weight ETF	$3,035,419,230	$6,293,322,102
S&P 500® Equal Weight Communication Services ETF	30,481,025	30,837,160
S&P 500® Equal Weight Consumer Discretionary ETF	26,616,860	69,012,502
S&P 500® Equal Weight Consumer Staples ETF	186,033,836	133,282,073
S&P 500® Equal Weight Energy ETF	61,869,451	135,894,875
S&P 500® Equal Weight Financials ETF	42,273,519	118,404,182
S&P 500® Equal Weight Health Care ETF	165,653,110	234,501,782
S&P 500® Equal Weight Industrials ETF	84,963,681	148,593,213
S&P 500® Equal Weight Materials ETF	25,950,985	29,858,855
S&P 500® Equal Weight Real Estate ETF	43,717,380	54,290,663
S&P 500® Equal Weight Technology ETF	546,841,435	818,640,264
S&P 500® Equal Weight Utilities ETF	112,859,190	123,882,321
S&P MidCap 400® Equal Weight ETF	9,787,444	46,457,517
S&P SmallCap 600® Equal Weight ETF	2,867,925	8,634,119

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of April 30, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
S&P 500® Equal Weight ETF	$1,252,939,302	$(1,729,888,514)	$(476,949,212)	$11,477,530,731
S&P 500® Equal Weight Communication Services ETF	540,927	(3,552,168)	(3,011,241)	21,197,898
S&P 500® Equal Weight Consumer Discretionary ETF	1,614,280	(20,957,946)	(19,343,666)	69,076,323
S&P 500® Equal Weight Consumer Staples ETF	33,419,010	(54,402,086)	(20,983,076)	502,021,542
S&P 500® Equal Weight Energy ETF	624,261	(66,800,355)	(66,176,094)	150,168,306
S&P 500® Equal Weight Financials ETF	7,476,461	(53,104,766)	(45,628,305)	206,698,664
S&P 500® Equal Weight Health Care ETF	89,187,234	(31,457,171)	57,730,063	648,836,249
S&P 500® Equal Weight Industrials ETF	3,226,870	(32,563,750)	(29,336,880)	173,496,918
S&P 500® Equal Weight Materials ETF	6,231,341	(32,218,993)	(25,987,652)	141,672,136
S&P 500® Equal Weight Real Estate ETF	555,638	(6,584,887)	(6,029,249)	29,126,275
S&P 500® Equal Weight Technology ETF	214,453,277	(120,049,485)	94,403,792	1,435,299,287
S&P 500® Equal Weight Utilities ETF	14,207,830	(21,533,094)	(7,325,264)	307,080,199
S&P MidCap 400® Equal Weight ETF	3,139,392	(15,147,101)	(12,007,709)	68,303,998
S&P SmallCap 600® Equal Weight ETF	1,393,981	(7,759,603)	(6,365,622)	29,670,733

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NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2020, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest
S&P 500® Equal Weight ETF	$-	$(1,735,161,677)	$1,735,161,677
S&P 500® Equal Weight Communication Services ETF	(18,409)	(1,816,229)	1,834,638
S&P 500® Equal Weight Consumer Discretionary ETF	-	(1,776,387)	1,776,387
S&P 500® Equal Weight Consumer Staples ETF	-	(20,574,495)	20,574,495
S&P 500® Equal Weight Energy ETF	-	7,643,779	(7,643,779)
S&P 500® Equal Weight Financials ETF	-	2,060,539	(2,060,539)
S&P 500® Equal Weight Health Care ETF	-	(70,942,686)	70,942,686
S&P 500® Equal Weight Industrials ETF	-	(3,929,087)	3,929,087
S&P 500® Equal Weight Materials ETF	16,794	(860,940)	844,146
S&P 500® Equal Weight Real Estate ETF	330,518	(4,783,815)	4,453,297
S&P 500® Equal Weight Technology ETF	-	(258,549,589)	258,549,589
S&P 500® Equal Weight Utilities ETF	-	(18,347,558)	18,347,558
S&P MidCap 400® Equal Weight ETF	89,194	(6,513,516)	6,424,322
S&P SmallCap 600® Equal Weight ETF	104,325	(1,303,587)	1,199,262

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

107

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

108

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P MidCap 400® Equal Weight ETF and Invesco S&P SmallCap 600® Equal Weight ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (fourteen of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for the year ended April 30, 2020 and for the period November 5, 2018 (commencement of investment operations) through April 30, 2019), including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2020 and for the six months ended April 30, 2018 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for each of the two years in the period ended April 30, 2020 and the period November 5, 2018 (commencement of investment operations) through April 30, 2019) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for the year ended April 30, 2020 and for the period November 5, 2018 (commencement of investment operations) through April 30, 2019), and each of the financial highlights for each of the two years in the period ended April 30, 2020 and for the six months ended April 30, 2018 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for each of the two years in the period ended April 30, 2020 and the period November 5, 2018 (commencement of investment operations) through April 30, 2019) in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco S&P 500® Equal Weight ETF	Guggenheim S&P 500® Equal Weight ETF
Invesco S&P 500® Equal Weight Communication Services ETF	–
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF
Invesco S&P 500® Equal Weight Energy ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Invesco S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Financials ETF
Invesco S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Health Care ETF
Invesco S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Industrials ETF
Invesco S&P 500® Equal Weight Materials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Invesco S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Real Estate ETF
Invesco S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Technology ETF
Invesco S&P 500® Equal Weight Utilities ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Invesco S&P MidCap 400® Equal Weight ETF	Guggenheim S&P MidCap 400® Equal Weight ETF
Invesco S&P SmallCap 600® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF

The financial statements of the Predecessor Funds listed in the table above as of and for the year ended October 31, 2017 and the financial highlights for each of the periods ended on or prior to October 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated December 21, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting

109

Report of Independent Registered Public Accounting Firm–(continued)

Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

110

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2019	April 30, 2020	Six-Month Period	Six-Month Period(1)
Invesco S&P 500® Equal Weight ETF (RSP)
Actual	$1,000.00	$891.30	0.20%	$0.94
Hypothetical (5% return before expenses)	1,000.00	1,023.87	0.20	1.01
Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)
Actual	1,000.00	922.20	0.38	1.82
Hypothetical (5% return before expenses)	1,000.00	1,022.97	0.38	1.91
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)
Actual	1,000.00	781.80	0.39	1.73
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Actual	1,000.00	975.50	0.40	1.96
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01
Invesco S&P 500® Equal Weight Energy ETF (RYE)
Actual	1,000.00	663.80	0.39	1.61
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
Invesco S&P 500® Equal Weight Financials ETF (RYF)
Actual	1,000.00	816.00	0.40	1.81
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01

111

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2019	April 30, 2020	Six-Month Period	Six-Month Period(1)
Invesco S&P 500® Equal Weight Health Care ETF (RYH)
Actual	$1,000.00	$1,046.50	0.40%	$2.04
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01
Invesco S&P 500® Equal Weight Industrials ETF (RGI)
Actual	1,000.00	852.00	0.40	1.84
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01
Invesco S&P 500® Equal Weight Materials ETF (RTM)
Actual	1,000.00	876.40	0.40	1.87
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)
Actual	1,000.00	826.90	0.38	1.73
Hypothetical (5% return before expenses)	1,000.00	1,022.97	0.38	1.91
Invesco S&P 500® Equal Weight Technology ETF (RYT)
Actual	1,000.00	1,010.40	0.40	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01
Invesco S&P 500® Equal Weight Utilities ETF (RYU)
Actual	1,000.00	890.30	0.40	1.88
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.40	2.01
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)
Actual	1,000.00	840.10	0.39	1.78
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Actual	1,000.00	799.60	0.38	1.70
Hypothetical (5% return before expenses)	1,000.00	1,022.97	0.38	1.91

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

112

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2020:

	Qualified Business	Qualified Dividend	Dividends-Received	Long Term
	Income*	Income*	Deduction*	Capital Gains
Invesco S&P 500® Equal Weight ETF	3%	97%	93%	$-
Invesco S&P 500® Equal Weight Communication Services ETF	0%	98%	98%	$-
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	0%	100%	100%	$-
Invesco S&P 500® Equal Weight Consumer Staples ETF	0%	100%	100%	$-
Invesco S&P 500® Equal Weight Energy ETF	0%	96%	93%	$-
Invesco S&P 500® Equal Weight Financials ETF	0%	100%	100%	$-
Invesco S&P 500® Equal Weight Health Care ETF	0%	100%	100%	$-
Invesco S&P 500® Equal Weight Industrials ETF	0%	100%	100%	$-
Invesco S&P 500® Equal Weight Materials ETF	0%	100%	96%	$-
Invesco S&P 500® Equal Weight Real Estate ETF	63%	3%	0%	$123,164
Invesco S&P 500® Equal Weight Technology ETF	0%	100%	100%	$-
Invesco S&P 500® Equal Weight Utilities ETF	0%	100%	100%	$-
Invesco S&P MidCap 400® Equal Weight ETF	11%	89%	88%	$-
Invesco S&P SmallCap 600® Equal Weight ETF	1%	99%	99%	$-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

113

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	215	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	215	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

114

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	215	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

115

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	215	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

116

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	215	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	215	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

117

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	215	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

118

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	215	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	215	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

119

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	215	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

120

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary President and Principal Executive Officer	Since 2011 Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (May 2020-present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (June 2020-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (June 2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

121

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

122

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communications Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with

123

Approval of Investment Advisory Contracts (continued)

the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Communication Services ETF			X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

124

Approval of Investment Advisory Contracts (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including a product that has an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

125

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST1-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2020

RPG	Invesco S&P 500® Pure Growth ETF

RPV	Invesco S&P 500® Pure Value ETF

XLG	Invesco S&P 500® Top 50 ETF

RFG	Invesco S&P MidCap 400® Pure Growth ETF

RFV	Invesco S&P MidCap 400® Pure Value ETF

RZG	Invesco S&P SmallCap 600® Pure Growth ETF

RZV	Invesco S&P SmallCap 600® Pure Value ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Although the S&P 500 Index, considered representative of the US stock market, posted modest gains for the second quarter of 2019, US equities experienced increased volatility. After four consecutive months of rising stock prices, markets sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the US Federal Reserve (the “Fed”) cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. Cyclical sectors, where company performance tends to be closely linked to macroeconomic changes in the business cycle, were the hardest hit. At the close of the fiscal year in April, US unemployment numbers continued to climb, with over 30 million Americans seeking unemployment benefits since March 2020.3 In addition, the second gross domestic product estimate for the first quarter of 2020 saw the economy shrink by 5.0%, the sharpest drop since the 2008 financial crisis.2

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis
[3]	Source: The Associated Press

3

RPG	Manager’s Analysis
Invesco S&P 500® Pure Growth ETF (RPG)

As an index fund, the Invesco S&P 500® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: sales growth, the ratio of earnings change to price, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating value characteristics. It does not contain all securities within the Parent Index and instead is composed of “pure” growth securities from the Parent Index based on those securities’ strong growth scores. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (1.03)%. On a net asset value (“NAV”) basis, the Fund returned (1.02)%. During the same time period, the Index returned (0.70)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Growth Index (the “Benchmark Index”) returned 7.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 273 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of growth style of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the communication services sector during the fiscal year ended

April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the information technology and consumer discretionary sectors.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the communication services and information technology sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return followed by the energy and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Advanced Micro Devices, Inc., an information technology company (portfolio average weight of 1.21%) and Vertex Pharmaceuticals Inc., a health care company (portfolio average weight of 1.57%). Positions that detracted most significantly from the Fund’s return during this period included Synchrony Financial, a financials company (portfolio average weight of 0.40%) and Xerox Holdings Corp., an information technology company (portfolio average weight of 0.38%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	38.24
Consumer Discretionary	15.87
Industrials	12.86
Health Care	8.19
Financials	6.40
Communication Services	6.29
Materials	5.34
Real Estate	3.68
Sector Types Each Less Than 3%	3.13
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
ServiceNow, Inc.	2.40
Paycom Software, Inc.	1.89
Incyte Corp.	1.85
Facebook, Inc., Class A	1.79
MSCI, Inc.	1.76
Fortinet, Inc.	1.63
Vertex Pharmaceuticals, Inc.	1.62
Micron Technology, Inc.	1.59
Lam Research Corp.	1.59
Adobe, Inc.	1.54
Total	17.66

*	Excluding money market fund holdings.

4

Invesco S&P 500® Pure Growth ETF (RPG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Pure Growth Index	(0.70)%	9.64%	31.80%	8.45%	50.01%	13.23%	246.31%	10.07%	289.08%
S&P 500® Growth Index	7.35	13.90	47.78	12.37	79.13	13.97	269.62	10.13	292.48
Fund
NAV Return	(1.02)	9.24	30.37	8.07	47.39	12.81	233.74	9.68	269.95
Market Price Return	(1.03)	9.25	30.40	8.07	47.42	12.79	233.34	9.68	269.94

Guggenheim S&P 500® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

RPV	Manager’s Analysis
Invesco S&P 500® Pure Value ETF (RPV)

As an index fund, the Invesco S&P 500® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth, the three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating growth characteristics. It does not contain all securities within the Parent Index and instead is composed of “pure” value securities from the Parent Index based on those securities’ strong value scores. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (28.67)%. On a net asset value (“NAV”) basis, the Fund returned (28.82)%. During the same time period, the Index returned (28.84)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the Fund’s cash holdings for distributions, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Value Index (the “Benchmark Index”) returned (6.66)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 395 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of value style of the U.S.

equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight exposure to and security selection in the consumer discretionary sector.

For the fiscal year ended April 30, 2020, the health care sector was the only sector that contributed to the Fund’s return. The financials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Target Corp., a consumer discretionary company (no longer held at fiscal year-end) and Newmont Corp., a materials company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return during this period included Macy’s Inc., a consumer discretionary company (no longer held at fiscal year-end) and Kohl’s Corp. a consumer discretionary company (portfolio average weight of 0.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	33.50
Energy	13.06
Consumer Discretionary	12.71
Health Care	12.03
Materials	9.39
Consumer Staples	8.60
Industrials	3.17
Sector Types Each Less Than 3%	7.41
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Berkshire Hathaway, Inc., Class B	3.26
Kroger Co. (The)	2.46
Centene Corp.	2.13
Archer-Daniels-Midland Co.	1.96
Westrock Co.	1.95
MetLife, Inc.	1.88
Prudential Financial, Inc.	1.85
Ford Motor Co.	1.76
General Motors Co.	1.76
Baker Hughes Co., Class A	1.71
Total	20.72

*	Excluding money market fund holdings.

6

Invesco S&P 500® Pure Value ETF (RPV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Pure Value Index	(28.84)%	(5.57)%	(15.80)%	(1.20)%	(5.86)%	7.54%	106.95%	5.68%	118.76%
S&P 500® Value Index	(6.66)	3.53	10.96	5.26	29.21	9.09	138.63	5.89	124.85
Fund
NAV Return	(28.82)	(5.79)	(16.38)	(1.47)	(7.15)	7.19	100.16	5.27	107.06
Market Price Return	(28.67)	(5.71)	(16.16)	(1.42)	(6.89)	7.21	100.58	5.29	107.61

Guggenheim S&P 500® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

7

XLG	Manager’s Analysis
Invesco S&P 500® Top 50 ETF (XLG)

As an index fund, the Invesco S&P 500® Top 50 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Top 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of the 50 largest members of the S&P 500® Index by float-adjusted market capitalization. The Index’s components are weighted by float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 6.73%. On a net asset value (“NAV”) basis, the Fund returned 6.61%. During the same time period, the Index returned 6.77%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 4.65%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of major blue-chip companies.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an index that employs a different stock universe selection process.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the consumer discretionary sector, as well as the overweight allocation to the information technology sector.

For the fiscal year ended April 30, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Microsoft Corp., an information technology company (portfolio average weight of 8.85%) and Apple, Inc., an information technology company

(portfolio average weight of 8.16%). Positions that detracted most significantly from the Fund’s return during this period included Boeing Co. (The), an industrials company (portfolio average weight of 1.32%) and Exxon Mobil Corp., an energy company (portfolio average weight of 2.18%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	34.36
Communication Services	17.65
Health Care	14.59
Consumer Discretionary	10.79
Financials	8.25
Consumer Staples	8.24
Industrials	3.19
Energy	2.83
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Microsoft Corp.	10.45
Apple, Inc.	9.38
Amazon.com, Inc.	7.88
Facebook, Inc., Class A	3.76
Alphabet, Inc., Class A	3.08
Alphabet, Inc., Class C	3.08
Johnson & Johnson	3.02
Berkshire Hathaway, Inc., Class B	2.80
Visa, Inc., Class A	2.34
JPMorgan Chase & Co.	2.30
Total	48.09

*	Excluding money market fund holdings.

8

Invesco S&P 500® Top 50 ETF (XLG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® Top 50 Index	6.77%	11.89%	40.09%	11.48%	72.18%	12.35%	220.42%	8.52%	240.72%
S&P 100® Index	4.65	10.55	35.10	10.25	62.91	11.97	209.75	8.42	236.07
Fund
NAV Return	6.61	11.69	39.33	11.27	70.59	12.11	213.72	8.31	231.03
Market Price Return	6.73	11.73	39.48	11.30	70.78	12.13	214.11	8.32	231.42

Guggenheim S&P 500® Top 50 ETF (the “Predecessor Fund”) Inception: May 4, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.20%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Top 50 Index performance is comprised of the performance of the Russell Top 50® Mega Cap Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

RFG	Manager’s Analysis
Invesco S&P MidCap 400® Pure Growth ETF (RFG)

As an index fund, the Invesco S&P MidCap 400® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: sales growth, the ratio of earnings change to price, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating value characteristics. It does not contain all securities within the Parent Index and instead is composed of “pure” growth securities from the Parent Index based on those securities’ strong growth scores. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (12.39)%. On a net asset value (“NAV”) basis, the Fund returned (12.46)%. During the same time period, the Index returned (12.50)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to a class action income distribution, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Growth Index (the “Benchmark Index”) returned (8.71)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 230 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of growth style of the mid-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the real estate sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to the energy sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the real estate and consumer staples sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Repligen Corp., a health care company (portfolio average weight of 1.02%) and Amedisys, Inc., a health care company (portfolio average weight of 1.84%). Positions that detracted most significantly from the Fund’s return during this period included Mallinckrodt Plc., a health care company (no longer held at fiscal year-end) and Matador Resources Co., a health care company (portfolio average weight of 0.44%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	26.70
Industrials	20.67
Health Care	18.52
Consumer Discretionary	17.00
Financials	4.75
Materials	3.69
Consumer Staples	3.43
Sector Types Each Less Than 3%	5.27
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
SolarEdge Technologies, Inc.	2.93
Repligen Corp.	2.51
Paylocity Holding Corp.	2.42
Mercury Systems, Inc.	2.26
Axon Enterprise, Inc.	2.07
Generac Holdings, Inc.	2.05
Penumbra, Inc.	1.95
Exelixis, Inc.	1.82
Universal Display Corp.	1.73
Cable One, Inc.	1.70
Total	21.44

*	Excluding money market fund holdings.

10

Invesco S&P MidCap 400® Pure Growth ETF (RFG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Growth Index	(12.50)%	(0.63)%	(1.87)%	1.44%	7.43%	8.04%	116.75%	7.52%	179.26%
S&P MidCap 400® Growth Index	(8.71)	2.96	9.14	5.43	30.25	10.04	160.33	7.97	196.41
Fund
NAV Return	(12.46)	(0.84)	(2.49)	1.17	5.97	7.75	110.95	7.20	167.68
Market Price Return	(12.39)	(0.78)	(2.32)	1.21	6.22	7.76	111.22	7.21	168.11

Guggenheim S&P MidCap 400® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RFV	Manager’s Analysis
Invesco S&P MidCap 400® Pure Value ETF (RFV)

As an index fund, the Invesco S&P MidCap 400® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth, the three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating growth characteristics. It does not contain all securities within the Parent Index and instead is composed of “pure” value securities from the Parent Index based on those securities’ strong value scores. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (30.94)%. On a net asset value (“NAV”) basis, the Fund returned (30.96)%. During the same time period, the Index returned (30.86)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P MidCap 400® Value Index (the “Benchmark Index”) returned (21.67)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 300 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of value style of the mid-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the real estate sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and security selection in the consumer discretionary sector.

For the fiscal year ended April 30, 2020, the consumer staples sector contributed most significantly to the Fund’s return, followed by the information technology sector. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the industrials and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included CNX Resources Corp., an energy company (position average weight of 0.80%) and EQT Corp., an energy company (position average weight of 0.76%). Positions that detracted most significantly from the Fund’s return during this period included Resideo Technologies, Inc., a industrials company (position average weight of 1.45%) and Chesapeake Energy Corp., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	23.07
Consumer Discretionary	20.57
Industrials	14.46
Materials	9.67
Information Technology	9.55
Energy	9.51
Health Care	4.01
Consumer Staples	3.53
Real Estate	3.38
Communication Services	2.18
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
CNX Resources Corp.	3.54
Genworth Financial, Inc., Class A	3.18
EQT Corp.	2.38
Tech Data Corp.	2.32
Telephone & Data Systems, Inc.	2.18
Avnet, Inc.	2.16
United States Steel Corp.	2.16
Patterson Cos., Inc.	2.15
Ryder System, Inc.	1.97
Brighthouse Financial, Inc.	1.94
Total	23.98

*	Excluding money market fund holdings.

12

Invesco S&P MidCap 400® Pure Value ETF (RFV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Value Index	(30.86)%	(7.16)%	(19.98)%	(1.62)%	(7.84)%	5.40%	69.28%	4.98%	99.00%
S&P MidCap 400® Value Index	(21.67)	(3.36)	(9.75)	1.31	6.75	7.45	105.21	5.81	122.41
Fund
NAV Return	(30.96)	(7.39)	(20.57)	(1.90)	(9.14)	5.02	63.24	4.60	88.98
Market Price Return	(30.94)	(7.32)	(20.40)	(1.83)	(8.84)	5.04	63.59	4.61	89.23

Guggenheim S&P MidCap 400® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RZG	Manager’s Analysis
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

As an index fund, the Invesco S&P SmallCap 600® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: sales growth, the ratio of earnings change to price, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating value characteristics. It does not contain all securities within the Parent Index and instead is composed of “pure” growth securities from the Parent Index based on those securities’ strong growth scores. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (23.16)%. On a net asset value (“NAV”) basis, the Fund returned (23.30)%. During the same time period, the Index returned (23.00)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P SmallCap 600® Growth Index (the “Benchmark Index”) returned (15.01)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 335 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of growth style of the small-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the industrials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to the energy sector.

For the fiscal year ended April 30, 2020, the consumer staples sector contributed most significantly to the Fund’s return, followed by the health care sector. The energy sector detracted most significantly from the Fund’s return, followed by the financials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Avon Products, Inc., a consumer staples company (no longer held at fiscal year-end ) and Arrowhead Pharmaceuticals, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included NMI Holdings, Inc. Class A, a financials company (portfolio average weight of 0.38%) and Penn Virginia Corp., an energy company (portfolio average weight of 0.63%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	25.02
Consumer Discretionary	18.22
Industrials	16.34
Health Care	13.27
Financials	8.82
Real Estate	7.51
Energy	4.32
Sector Types Each Less Than 3%	6.51
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Safehold, Inc.	2.34
Kinsale Capital Group, Inc.	1.90
Innovative Industrial Properties, Inc.	1.90
Wingstop, Inc.	1.71
Winnebago Industries, Inc.	1.46
Brooks Automation, Inc.	1.46
LGI Homes, Inc.	1.42
Medpace Holdings, Inc.	1.36
KEMET Corp.	1.30
Ultra Clean Holdings, Inc.	1.30
Total	16.15

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap 600® Pure Growth ETF (RZG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Growth Index	(23.00)%	(4.03)%	(11.60)%	1.34%	6.87%	8.60%	128.23%	6.61%	147.51%
S&P SmallCap 600® Growth Index	(15.01)	1.16	3.53	5.41	30.12	10.41	169.23	7.63	183.47
Fund
NAV Return	(23.30)	(4.35)	(12.48)	1.03	5.26	8.26	121.08	6.32	138.26
Market Price Return	(23.16)	(4.23)	(12.15)	1.04	5.32	8.24	120.84	6.33	138.69

Guggenheim S&P SmallCap 600® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

RZV	Manager’s Analysis
Invesco S&P SmallCap 600® Pure Value ETF (RZV)

As an index fund, the Invesco S&P SmallCap 600® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth, the three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating growth characteristics. It does not contain all securities within the Parent Index and instead is composed of “pure” value securities from the Parent Index based on those securities’ strong value scores. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (35.27)%. On a net asset value (“NAV”) basis, the Fund returned (35.31)%. During the same time period, the Index returned (35.20)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Value Index (the “Benchmark Index”) returned (24.44)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 450 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of value style of the small-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in the consumer discretionary sector as well as the overweight allocation in the energy sector.

For the fiscal year ended April 30, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Southwestern Energy Co., an energy company (portfolio average weight of 0.66%) and Ultra Clean Holdings, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Gannett Co., Inc., a communication services company (portfolio average weight of 0.63%) and Whiting Petroleum Corp., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Consumer Discretionary	23.74
Energy	17.69
Industrials	15.71
Financials	9.85
Consumer Staples	9.39
Materials	7.32
Information Technology	6.66
Communication Services	4.42
Health Care	3.24
Real Estate	1.95
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Southwestern Energy Co.	3.30
Consolidated Communications Holdings, Inc.	2.75
Atlas Air Worldwide Holdings, Inc.	2.53
SpartanNash Co.	2.28
Gulfport Energy Corp.	1.97
Office Depot, Inc.	1.87
Renewable Energy Group, Inc.	1.67
EZCORP, Inc., Class A	1.58
Macy’s, Inc.	1.56
MarineMax, Inc.	1.55
Total	21.06

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Value Index	(35.20)%	(12.80)%	(33.69)%	(6.49)%	(28.51)%	2.20%	24.25%	2.21%	36.23%
S&P SmallCap 600® Value Index	(24.44)	(4.83)	(13.79)	1.24	6.35	7.05	97.55	5.20	104.91
Fund
NAV Return	(35.31)	(12.99)	(34.13)	(6.72)	(29.39)	1.87	20.32	1.98	31.95
Market Price Return	(35.27)	(12.88)	(33.87)	(6.74)	(29.44)	1.89	20.58	1.99	32.20

Guggenheim S&P SmallCap 600® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

17

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

18

Invesco S&P 500® Pure Growth ETF (RPG)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-6.29%
Alphabet, Inc., Class A(b)	9,900	$13,332,330
Alphabet, Inc., Class C(b)	9,875	13,318,018
Charter Communications, Inc., Class A(b)	53,983	26,734,001
Facebook, Inc., Class A(b)	192,196	39,344,443
Netflix, Inc.(b)	75,231	31,585,735
Take-Two Interactive Software, Inc.(b)	112,946	13,672,113

		137,986,640

Consumer Discretionary-15.87%
Amazon.com, Inc.(b)	11,998	29,683,052
AutoZone, Inc.(b)	15,502	15,817,001
Booking Holdings, Inc.(b)	6,066	8,981,138
CarMax, Inc.(b)	249,482	18,374,349
Chipotle Mexican Grill, Inc.(b)	32,731	28,755,820
D.R. Horton, Inc.	480,069	22,668,858
Dollar General Corp.	126,220	22,126,366
eBay, Inc.	529,820	21,102,730
Garmin Ltd.	160,780	13,048,905
Hilton Worldwide Holdings, Inc.	344,132	26,054,234
NVR, Inc.(b)	6,694	20,751,400
O’Reilly Automotive, Inc.(b)	38,229	14,769,392
PulteGroup, Inc.	996,093	28,159,549
Ross Stores, Inc.	132,337	12,090,308
Starbucks Corp.	211,790	16,250,647
Tiffany & Co.	90,440	11,440,660
TJX Cos., Inc. (The)	182,452	8,949,271
Wynn Resorts Ltd.	108,706	9,297,624
Yum! Brands, Inc.	232,600	20,103,618

		348,424,922

Consumer Staples-0.70%
Estee Lauder Cos., Inc. (The), Class A	87,205	15,382,962

Energy-1.42%
ConocoPhillips	414,799	17,463,038
Hess Corp.	283,377	13,783,457

		31,246,495

Financials-6.40%
Cboe Global Markets, Inc.	198,811	19,757,837
MarketAxess Holdings, Inc.	59,681	27,155,452
Moody’s Corp.	80,602	19,658,828
MSCI, Inc.	118,464	38,737,728
S&P Global, Inc.	55,414	16,229,652
Synchrony Financial	957,874	18,956,327

		140,495,824

Health Care-8.19%
Align Technology, Inc.(b)	100,328	21,555,471
Edwards Lifesciences Corp.(b)	113,750	24,740,625
IDEXX Laboratories, Inc.(b)	50,744	14,086,534
Incyte Corp.(b)	415,650	40,592,379
Intuitive Surgical, Inc.(b)	25,680	13,119,398
ResMed, Inc.	107,101	16,634,927
Thermo Fisher Scientific, Inc.	40,063	13,408,285
Vertex Pharmaceuticals, Inc.(b)	141,507	35,546,559

		179,684,178

	Shares	Value
Industrials-12.86%
Allegion PLC	100,309	$10,085,067
AMETEK, Inc.	165,076	13,844,924
Cintas Corp.	78,623	17,440,940
Copart, Inc.(b)	348,870	27,947,976
Fortune Brands Home & Security, Inc.	262,505	12,652,741
Kansas City Southern	124,341	16,232,718
L3Harris Technologies, Inc.	116,002	22,469,587
Lockheed Martin Corp.	40,908	15,915,666
Masco Corp.	431,013	17,688,773
Northrop Grumman Corp.	61,568	20,358,691
Old Dominion Freight Line, Inc.	179,527	26,083,478
PACCAR, Inc.	298,392	20,657,678
Roper Technologies, Inc.	31,969	10,902,388
TransDigm Group, Inc.	57,325	20,813,561
United Rentals, Inc.(b)	227,756	29,266,646

		282,360,834

Information Technology-38.24%
Adobe, Inc.(b)	95,598	33,807,277
Advanced Micro Devices, Inc.(b)	302,963	15,872,232
Analog Devices, Inc.	122,288	13,402,765
ANSYS, Inc.(b)	117,644	30,802,728
Apple, Inc.	90,821	26,683,210
Applied Materials, Inc.	544,623	27,056,871
Arista Networks, Inc.(b)	61,176	13,415,897
Autodesk, Inc.(b)	82,458	15,430,365
Broadcom, Inc.	75,530	20,515,459
Cadence Design Systems, Inc.(b)	333,244	27,036,086
CDW Corp.	178,816	19,812,813
Fiserv, Inc.(b)	204,345	21,059,796
FleetCor Technologies, Inc.(b)	104,475	25,204,594
Fortinet, Inc.(b)	331,028	35,664,957
Intuit, Inc.	50,400	13,598,424
Keysight Technologies, Inc.(b)	199,112	19,268,068
KLA Corp.	181,315	29,751,978
Lam Research Corp.	136,432	34,828,361
Mastercard, Inc., Class A	115,599	31,786,257
Microchip Technology, Inc.	263,313	23,100,449
Micron Technology, Inc.(b)	727,635	34,846,440
Microsoft Corp.	161,765	28,989,906
Motorola Solutions, Inc.	87,078	12,522,687
NVIDIA Corp.	81,529	23,829,296
Paycom Software, Inc.(b)	159,303	41,581,268
PayPal Holdings, Inc.(b)	237,368	29,196,264
Qorvo, Inc.(b)	144,004	14,116,712
QUALCOMM, Inc.	169,115	13,304,277
salesforce.com, inc.(b)	125,689	20,355,333
ServiceNow, Inc.(b)	150,030	52,741,546
Synopsys, Inc.(b)	174,556	27,426,239
Visa, Inc., Class A	143,945	25,725,850
Western Union Co. (The)	471,351	8,988,664
Xerox Holdings Corp.	844,145	15,439,412
Zebra Technologies Corp., Class A(b)	53,350	12,252,361

		839,414,842

Materials-5.34%
Air Products and Chemicals, Inc.	59,317	13,380,729
Celanese Corp.	115,592	9,602,228
Dow, Inc.	557,660	20,460,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P 500® Pure Growth ETF (RPG)—(continued)

April 30, 2020

	Shares	Value
Materials-(continued)
FMC Corp.	315,919	$29,032,956
Martin Marietta Materials, Inc.	56,832	10,811,151
Sherwin-Williams Co. (The)	40,346	21,640,384
Vulcan Materials Co.	109,323	12,350,219

		117,278,213

Real Estate-3.68%
American Tower Corp.	61,524	14,642,712
CBRE Group, Inc., Class A(b)	547,411	23,500,354
Equinix, Inc.	33,081	22,336,291
SBA Communications Corp., Class A	69,701	20,207,714

		80,687,071

Utilities-1.01%
NRG Energy, Inc.	658,045	22,064,249

Total Common Stocks & Other Equity Interests (Cost $2,236,136,009)		2,195,026,230

	Shares	Value
Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $199,850)	199,850	$199,850

TOTAL INVESTMENTS IN SECURITIES-100.01% (Cost $2,236,335,859)		2,195,226,080
OTHER ASSETS LESS LIABILITIES-(0.01)%		(125,238)

NET ASSETS-100.00%		$2,195,100,842

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$950,966	$90,197,556	$(90,948,672)	$-	$-	$199,850	$30,472

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class*	-	139,922,063	(139,922,063)	-	-	-	39,971

Invesco Liquid Assets Portfolio, Institutional Class*	-	42,335,652	(42,332,924)	-	(2,728)	-	14,680

Total	$950,966	$272,455,271	$(273,203,659)	$-	$(2,728)	$199,850	$85,123

*	At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P 500® Pure Value ETF (RPV)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.87%
Communication Services-2.58%
AT&T, Inc.	100,822	$3,072,047
DISH Network Corp., Class A(b)	121,453	3,038,147
News Corp., Class A	512,365	5,077,537
News Corp., Class B	158,437	1,619,226

		12,806,957

Consumer Discretionary-12.71%
Best Buy Co., Inc.	47,345	3,632,782
BorgWarner, Inc.	105,930	3,026,420
Capri Holdings Ltd.(b)	72,428	1,104,527
Carnival Corp.	121,383	1,929,990
Ford Motor Co.(b)	1,712,190	8,715,047
Gap, Inc. (The)	637,100	5,173,252
General Motors Co.	390,844	8,711,913
Kohl’s Corp.	248,244	4,582,584
L Brands, Inc.	278,818	3,315,146
Lennar Corp., Class A	121,225	6,069,736
Mohawk Industries, Inc.(b)	44,381	3,893,101
Nordstrom, Inc.(c)	159,642	2,998,077
Norwegian Cruise Line Holdings Ltd.(b)	48,771	799,844
PVH Corp.	79,881	3,932,542
Whirlpool Corp.	46,914	5,242,170

		63,127,131

Consumer Staples-8.60%
Archer-Daniels-Midland Co.	262,631	9,754,115
JM Smucker Co. (The)	34,183	3,927,969
Kraft Heinz Co. (The)	114,622	3,476,485
Kroger Co. (The)	386,109	12,204,906
Molson Coors Beverage Co., Class B	174,139	7,141,440
Walgreens Boots Alliance, Inc.	143,243	6,200,990

		42,705,905

Energy-13.06%
Baker Hughes Co., Class A	607,341	8,472,407
Chevron Corp.	35,459	3,262,228
Concho Resources, Inc.	109,167	6,191,952
Devon Energy Corp.	279,288	3,482,721
Diamondback Energy, Inc.	84,905	3,696,764
Exxon Mobil Corp.	63,485	2,950,148
Halliburton Co.	202,185	2,122,943
Helmerich & Payne, Inc.	120,589	2,384,045
HollyFrontier Corp.	189,256	6,253,018
Kinder Morgan, Inc.	156,250	2,379,687
Marathon Oil Corp.	761,110	4,657,993
Marathon Petroleum Corp.	248,888	7,984,327
Occidental Petroleum Corp.	110,828	1,839,745
TechnipFMC PLC (United Kingdom)	311,267	2,773,389
Valero Energy Corp.	100,605	6,373,327

		64,824,694

Financials-33.50%
Aflac, Inc.	78,464	2,921,999
Allstate Corp. (The)	48,739	4,957,731
American International Group, Inc.	211,581	5,380,505
Assurant, Inc.	41,161	4,372,945
Bank of America Corp.	122,004	2,934,196
Bank of New York Mellon Corp. (The)	89,823	3,371,955

	Shares	Value
Financials-(continued)
Berkshire Hathaway, Inc., Class B(b)	86,473	$16,201,580
Capital One Financial Corp.	76,633	4,962,753
Chubb Ltd.	27,506	2,970,923
Citigroup, Inc.	92,917	4,512,049
Citizens Financial Group, Inc.	207,816	4,653,000
Comerica, Inc.	49,450	1,723,827
Everest Re Group Ltd.	18,545	3,210,696
Fifth Third Bancorp	176,882	3,305,925
Franklin Resources, Inc.	149,846	2,823,099
Globe Life, Inc.	27,353	2,252,246
Goldman Sachs Group, Inc. (The)	29,866	5,478,022
Hartford Financial Services Group, Inc. (The)	86,079	3,270,141
Huntington Bancshares, Inc.	212,072	1,959,545
Invesco Ltd.(d)	528,237	4,553,403
KeyCorp.	210,020	2,446,733
Lincoln National Corp.	215,645	7,648,928
Loews Corp.	194,896	6,755,095
M&T Bank Corp.	17,132	1,920,155
MetLife, Inc.	258,895	9,340,932
Morgan Stanley	120,399	4,747,333
People’s United Financial, Inc.	386,348	4,902,756
Principal Financial Group, Inc.	153,941	5,604,992
Prudential Financial, Inc.	146,977	9,166,955
Raymond James Financial, Inc.	30,900	2,036,928
Regions Financial Corp.	338,553	3,639,445
State Street Corp.	53,291	3,359,465
Travelers Cos., Inc. (The)	38,375	3,883,934
Truist Financial Corp.	54,698	2,041,329
Unum Group.	464,590	8,107,095
Wells Fargo & Co.	71,919	2,089,247
Zions Bancorporation N.A	89,357	2,824,575

		166,332,437

Health Care-12.03%
AmerisourceBergen Corp	94,460	8,469,284
Anthem, Inc.	14,235	3,996,192
Centene Corp.(b)	158,868	10,577,431
Cigna Corp.	38,436	7,525,000
CVS Health Corp.	135,757	8,355,843
McKesson Corp.	54,534	7,702,927
Mylan N.V.(b)	493,996	8,284,313
Perrigo Co. PLC	90,426	4,819,706

		59,730,696

Industrials-3.17%
Alaska Air Group, Inc.	55,606	1,808,307
American Airlines Group, Inc.(c)	298,557	3,585,669
Delta Air Lines, Inc.	71,059	1,841,139
FedEx Corp.	27,413	3,475,146
Textron, Inc.	108,202	2,852,205
United Airlines Holdings, Inc.(b)	73,483	2,173,627

		15,736,093

Information Technology-2.55%
Alliance Data Systems Corp.	33,256	1,665,128
DXC Technology Co.	207,024	3,753,345
Hewlett Packard Enterprise Co.	475,317	4,781,689
HP, Inc.	160,013	2,481,802

		12,681,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P 500® Pure Value ETF (RPV)–(continued)

April 30, 2020

	Shares	Value
Materials-9.39%
Corteva, Inc.	323,483	$8,472,020
DuPont de Nemours, Inc.	144,795	6,808,261
Eastman Chemical Co.	49,187	2,976,305
International Paper Co.	80,704	2,764,112
Mosaic Co. (The)	579,266	6,667,352
Newmont Corp.	81,465	4,845,538
Nucor Corp.	107,860	4,442,753
Westrock Co.	300,253	9,665,144

		46,641,485

Real Estate-0.39%
Host Hotels & Resorts, Inc.	159,169	1,959,370

Utilities-1.89%
CenterPoint Energy, Inc.	142,736	2,430,794
Duke Energy Corp.	33,470	2,833,570
Exelon Corp.	110,492	4,097,044

		9,361,408

Total Common Stocks & Other Equity Interests (Cost $736,241,961)		495,908,140

Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $129,990)	129,990	129,990

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $736,371,951)		496,038,130

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.87%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $4,332,789)	4,332,789	$4,332,789

TOTAL INVESTMENTS IN SECURITIES-100.77% (Cost $740,704,740)		500,370,919

OTHER ASSETS LESS LIABILITIES-(0.77)%		(3,825,409)

NET ASSETS-100.00%.		$496,545,510

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Ltd.	$12,382,512	$7,934,034	$(7,130,658)	$(6,636,163)	$(1,996,322)	$4,553,403	$754,173
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	52,893,782	(52,763,792)	-	-	129,990	13,514
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	10,870,812	88,175,258	(99,046,070)	-	-	-	36,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P 500® Pure Value ETF (RPV)–(continued)

April 30, 2020

	Value0 April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Liquid Assets Portfolio, Institutional Class*	$3,623,606	$26,389,993	$(30,006,836)	$-	$(6,763)	$-	$14,492
Invesco Private Government Fund	-	9,767,308	(5,434,519)	-	-	4,332,789	3

Total	$26,876,930	$185,160,375	$(194,381,875)	$(6,636,163)	$(2,003,085)	$9,016,182	$818,488

* At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P 500® Top 50 ETF (XLG)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-17.65%
Alphabet, Inc., Class A(b)	25,722	$34,639,817
Alphabet, Inc., Class C(b)	25,651	34,594,478
AT&T, Inc.	626,901	19,101,673
Comcast Corp., Class A	389,601	14,660,686
Facebook, Inc., Class A(b)	206,511	42,274,867
Netflix, Inc.(b)	37,604	15,788,039
Verizon Communications, Inc.	354,933	20,390,901
Walt Disney Co. (The)	154,674	16,727,993

		198,178,454

Consumer Discretionary-10.79%
Amazon.com, Inc.(b)	35,744	88,430,656
Home Depot, Inc. (The)	93,618	20,580,045
McDonald’s Corp.	64,633	12,122,565

		121,133,266

Consumer Staples-8.24%
Coca-Cola Co. (The)	330,920	15,185,919
Costco Wholesale Corp.	37,907	11,485,821
PepsiCo, Inc.	119,674	15,831,673
Philip Morris International, Inc.	133,526	9,961,040
Procter & Gamble Co. (The)	214,021	25,226,655
Walmart, Inc.	121,737	14,797,132

		92,488,240

Energy-2.83%
Chevron Corp.	162,264	14,928,288
Exxon Mobil Corp.	363,113	16,873,861

		31,802,149

Financials-8.25%
Bank of America Corp.	694,755	16,708,858
Berkshire Hathaway, Inc., Class B(b)	167,868	31,451,748
Citigroup, Inc.	187,362	9,098,299
JPMorgan Chase & Co.	269,174	25,776,102
Wells Fargo & Co.	330,295	9,595,070

		92,630,077

Health Care-14.59%
Abbott Laboratories	151,666	13,966,922
AbbVie, Inc.	126,903	10,431,427
Amgen, Inc.	50,995	12,199,024
Eli Lilly and Co.	72,513	11,213,410
Johnson & Johnson	225,864	33,888,635
Medtronic PLC	115,034	11,230,770

	Shares	Value
Health Care-(continued)
Merck & Co., Inc.	218,492	$17,335,155
Pfizer, Inc.	474,936	18,218,545
Thermo Fisher Scientific, Inc.	34,418	11,519,016
UnitedHealth Group, Inc.	81,307	23,779,858

		163,782,762

Industrials-3.19%
Boeing Co. (The)	45,879	6,469,857
Carrier Global Corp.(b)	69,621	1,232,988
Honeywell International, Inc.	61,319	8,701,166
Otis Worldwide Corp.(b)	34,819	1,772,635
Raytheon Technologies Corp.	125,971	8,164,181
Union Pacific Corp.	59,579	9,520,128

		35,860,955

Information Technology-34.36%
Accenture PLC, Class A	54,509	10,094,522
Adobe, Inc.(b)	41,538	14,689,498
Apple, Inc.	358,428	105,306,146
Broadcom, Inc.	34,042	9,246,488
Cisco Systems, Inc.	364,062	15,428,948
Intel Corp.	373,316	22,391,494
International Business Machines Corp.	75,997	9,542,183
Mastercard, Inc., Class A	76,180	20,947,215
Microsoft Corp.	654,688	117,326,636
Oracle Corp.	185,930	9,848,712
PayPal Holdings, Inc.(b)	100,775	12,395,325
salesforce.com, inc.(b)	76,129	12,329,092
Visa, Inc., Class A	146,901	26,254,147

		385,800,406

Total Common Stocks & Other Equity Interests (Cost $892,052,409)		1,121,676,309

Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $314,493)	314,493	314,493

TOTAL INVESTMENTS IN SECURITIES-99.93% (Cost $892,366,902)		1,121,990,802
OTHER ASSETS LESS LIABILITIES-0.07%		756,824

NET ASSETS-100.00%		$1,122,747,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P 500® Top 50 ETF (XLG)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$393,949	$18,075,407	$(18,154,863)	$-	$-	$314,493	$10,378

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P Midcap 400® Pure Growth ETF (RFG)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Communication Services-1.70%
Cable One, Inc.	2,402	$4,594,690

Consumer Discretionary-17.00%
Boyd Gaming Corp.	82,137	1,370,867
Caesars Entertainment Corp.(b)	352,237	3,402,610
Churchill Downs, Inc.	16,919	1,695,622
Deckers Outdoor Corp.(b)	12,011	1,786,756
Domino’s Pizza, Inc.	11,482	4,155,680
Dunkin’ Brands Group, Inc.	44,136	2,773,506
Eldorado Resorts, Inc.(b)(c)	74,389	1,594,900
Etsy, Inc.(b)	46,788	3,035,138
Five Below, Inc.(b)	32,815	2,958,600
Gentex Corp.	62,074	1,504,674
Marriott Vacations Worldwide Corp.	34,320	2,848,560
Murphy USA, Inc.(b)	39,789	4,249,465
Polaris, Inc.	18,794	1,333,058
Pool Corp.	9,909	2,097,339
RH(b)(c)	31,144	4,477,884
Scientific Games Corp.(b)	141,648	1,786,181
Skechers U.S.A., Inc., Class A(b)	93,511	2,635,140
Tempur Sealy International, Inc.(b)	20,018	1,075,968
Wyndham Hotels & Resorts, Inc.	32,405	1,221,993

		46,003,941

Consumer Staples-3.43%
Boston Beer Co., Inc. (The), Class A(b)	8,834	4,121,150
Casey’s General Stores, Inc.	23,203	3,513,166
Sanderson Farms, Inc.	12,188	1,659,274

		9,293,590

Energy-2.00%
Matador Resources Co.(b)(c)	372,561	2,622,830
WPX Energy, Inc.(b)	454,271	2,784,681

		5,407,511

Financials-4.75%
Brown & Brown, Inc.	62,797	2,255,040
LendingTree, Inc.(b)(c)	17,284	4,310,111
Primerica, Inc.	19,042	1,978,654
RenaissanceRe Holdings Ltd. (Bermuda)	29,476	4,303,791

		12,847,596

Health Care-18.52%
Amedisys, Inc.(b)	12,779	2,353,381
Arrowhead Pharmaceuticals, Inc.(b)	90,817	3,126,829
Bio-Techne Corp.	13,088	2,944,800
Catalent, Inc.(b)	30,425	2,103,889
Charles River Laboratories International, Inc.(b)	14,641	2,118,113
Chemed Corp.	4,931	2,054,107
Exelixis, Inc.(b)	199,734	4,932,431
ICU Medical, Inc.(b)	8,476	1,858,872
LHC Group, Inc.(b)	14,835	1,928,402
Ligand Pharmaceuticals, Inc.(b)(c)	32,935	3,246,403
Masimo Corp.(b)	16,512	3,532,082
Penumbra, Inc.(b)	29,776	5,279,880
PRA Health Sciences, Inc.(b)	26,619	2,568,733
Repligen Corp.(b)	58,375	6,780,256

	Shares	Value
Health Care-(continued)
Syneos Health, Inc.(b)	54,899	$3,062,815
West Pharmaceutical Services, Inc.	11,700	2,214,342

		50,105,335

Industrials-20.67%
Axon Enterprise, Inc.(b)	77,011	5,599,470
Brink’s Co. (The)	18,339	937,490
Carlisle Cos., Inc.	26,362	3,188,748
Clean Harbors, Inc.(b)	22,726	1,214,250
FTI Consulting, Inc.(b)	34,743	4,424,869
Generac Holdings, Inc.(b)	56,996	5,553,690
Herman Miller, Inc.	42,639	961,083
Hubbell, Inc.	18,688	2,325,348
Knight-Swift Transportation Holdings, Inc.	96,291	3,580,099
Lincoln Electric Holdings, Inc.	17,546	1,412,628
MasTec, Inc.(b)	92,912	3,335,541
Mercury Systems, Inc.(b)	68,454	6,103,359
Nordson Corp.	11,534	1,855,936
Teledyne Technologies, Inc.(b)	9,766	3,180,493
Tetra Tech, Inc.	35,755	2,691,636
Timken Co. (The)	63,819	2,398,318
Toro Co. (The)	20,312	1,296,109
Trex Co., Inc.(b)	43,979	4,187,680
Woodward, Inc.	27,744	1,680,177

		55,926,924

Information Technology-26.70%
ACI Worldwide, Inc.(b)	42,534	1,165,432
Cabot Microelectronics Corp.	32,852	4,025,684
CACI International, Inc., Class A(b)	12,366	3,093,231
Cognex Corp.	42,843	2,366,647
Coherent, Inc.(b)	17,647	2,256,522
Fair Isaac Corp.(b)	10,666	3,764,458
j2 Global, Inc.	38,766	3,126,090
Jabil, Inc.	135,307	3,848,131
KBR, Inc.	123,058	2,493,155
Lumentum Holdings, Inc.(b)	50,764	4,107,315
Manhattan Associates, Inc.(b)	26,994	1,914,955
MKS Instruments, Inc.	43,831	4,393,181
Monolithic Power Systems, Inc.	17,152	3,428,856
Paylocity Holding Corp.(b)	57,272	6,559,362
Perspecta, Inc.	101,179	2,182,431
SolarEdge Technologies, Inc.(b)	71,023	7,925,457
Teradyne, Inc.	72,441	4,530,460
Tyler Technologies, Inc.(b)	12,101	3,880,670
Universal Display Corp.	31,159	4,677,589
WEX, Inc.(b)	19,048	2,520,432

		72,260,058

Materials-3.69%
Eagle Materials, Inc.	16,956	1,034,485
Reliance Steel & Aluminum Co.	34,026	3,048,049
Royal Gold, Inc.	18,126	2,220,979
Scotts Miracle-Gro Co. (The)	29,695	3,683,071

		9,986,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P Midcap 400® Pure Growth ETF (RFG)–(continued)

April 30, 2020

	Shares	Value
Real Estate-1.57%
Cousins Properties, Inc.	101,731	$3,069,224
EastGroup Properties, Inc.	11,204	1,187,624

		4,256,848

Total Common Stocks & Other Equity Interests (Cost $301,258,652)		270,683,077

Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $80,787)	80,787	80,787

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $301,339,439)		270,763,864

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.27%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $11,552,242)	11,552,242	$11,552,242

TOTAL INVESTMENTS IN SECURITIES-104.33% (Cost $312,891,681)		282,316,106
OTHER ASSETS LESS LIABILITIES-(4.33)%		(11,709,007)

NET ASSETS-100.00%.		$270,607,099

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$374,156	$9,378,227	$(9,671,596)	$-	$-	$80,787	$4,388
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	7,839,559	178,802,267	(186,641,826)	-	-	-	131,469
Invesco Liquid Assets Portfolio, Institutional Class*	2,111,646	51,629,910	(53,740,861)	-	(695)	-	47,158
Invesco Private Government Fund	-	22,842,413	(11,290,171)	-	-	11,552,242	6

Total	$10,325,361	$262,652,817	$(261,344,454)	$-	$(695)	$11,633,029	$183,021

* At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P Midcap 400® Pure Value ETF (RFV)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-2.18%
Telephone & Data Systems, Inc.	62,289	$1,222,110

Consumer Discretionary-20.57%
Adient PLC(b)	44,130	661,067
Adtalem Global Education, Inc.(b)	11,021	350,137
American Eagle Outfitters, Inc.	37,999	302,092
AutoNation, Inc.(b)	28,057	1,044,843
Bed Bath & Beyond, Inc.(c)	57,812	357,856
Dana, Inc.	86,542	995,233
Delphi Technologies PLC(b)	83,485	834,015
Dick’s Sporting Goods, Inc.	14,155	416,016
Dillard’s, Inc., Class A(c)	25,228	743,722
Foot Locker, Inc.	18,841	482,895
Goodyear Tire & Rubber Co. (The)	131,485	942,748
Graham Holdings Co., Class B	1,019	397,420
Lear Corp.	8,622	841,938
Penn National Gaming, Inc.(b)(c)	34,504	614,861
Taylor Morrison Home Corp., Class A(b)	46,098	670,726
Thor Industries, Inc.(c)	12,207	808,103
TRI Pointe Group, Inc.(b)	61,720	708,546
Urban Outfitters, Inc.(b)(c)	22,103	383,266

		11,555,484

Consumer Staples-3.53%
BJ’s Wholesale Club Holdings, Inc.(b)	31,767	835,790
Sprouts Farmers Market, Inc.(b)	24,688	513,017
TreeHouse Foods, Inc.(b)	12,291	635,813

		1,984,620

Energy-9.51%
Antero Midstream Corp.(c)	94,727	449,953
CNX Resources Corp.(b)	187,244	1,984,786
EQT Corp.	91,584	1,336,211
Patterson-UTI Energy, Inc.	59,416	219,245
PBF Energy, Inc., Class A	46,840	533,976
World Fuel Services Corp.	32,593	814,825

		5,338,996

Financials-23.07%
Associated Banc-Corp.	31,161	440,616
Bank OZK	20,006	452,536
Brighthouse Financial, Inc.(b)	42,417	1,090,541
CNO Financial Group, Inc.	69,129	971,954
F.N.B. Corp	61,676	498,959
First Horizon National Corp.	28,651	260,151
Genworth Financial, Inc., Class A(b)	492,570	1,788,029
Hancock Whitney Corp.	12,847	268,631
Janus Henderson Group PLC (United Kingdom) .	25,269	452,315
Jefferies Financial Group, Inc.	45,837	628,884
Kemper Corp.	8,195	550,868
Legg Mason, Inc.	18,434	918,566
Mercury General Corp.	12,848	526,254
Navient Corp.	47,201	359,672
Old Republic International Corp.	30,568	487,559
PacWest Bancorp	17,849	361,264
Pinnacle Financial Partners, Inc.	6,556	263,879
Reinsurance Group of America, Inc.	6,623	693,296
Sterling Bancorp	29,061	358,322
TCF Financial Corp.	8,134	241,498

	Shares	Value
Financials-(continued)
Texas Capital Bancshares, Inc.(b)	7,387	$205,211
Umpqua Holdings Corp.	46,486	582,237
Valley National Bancorp	33,372	278,990
Wintrust Financial Corp.	6,674	279,640

		12,959,872

Health Care-4.01%
Acadia Healthcare Co., Inc.(b)	12,210	293,162
Molina Healthcare, Inc.(b)(c)	3,088	506,340
Patterson Cos., Inc.	66,068	1,207,723
Tenet Healthcare Corp.(b)	12,207	246,337

		2,253,562

Industrials-14.46%
AECOM(b)	21,357	774,405
Avis Budget Group, Inc.(b)(c)	29,442	485,204
Dycom Industries, Inc.(b)	14,115	460,149
JetBlue Airways Corp.(b)	45,769	445,790
KAR Auction Services, Inc.	28,258	423,305
ManpowerGroup, Inc.	13,327	989,396
NOW, Inc.(b)	130,805	807,067
Regal Beloit Corp.	5,538	393,253
Resideo Technologies, Inc.(b)	191,777	983,816
Ryder System, Inc.	31,179	1,103,737
Terex Corp.	26,889	408,444
Trinity Industries, Inc.(c)	26,310	507,520
XPO Logistics, Inc.(b)	5,119	341,642

		8,123,728

Information Technology-9.55%
Arrow Electronics, Inc.(b)	15,901	1,000,491
Avnet, Inc.	40,477	1,215,120
II-VI, Inc.(b)(c)	12,997	447,357
NetScout Systems, Inc.(b)	17,728	469,437
SYNNEX Corp.	10,586	926,910
Tech Data Corp.(b)	9,270	1,303,733

		5,363,048

Materials-9.67%
Chemours Co. (The)	35,406	415,312
Commercial Metals Co.	44,289	705,967
Domtar Corp.	39,931	932,788
Greif, Inc., Class A	17,299	586,263
Minerals Technologies, Inc.	9,324	410,629
Olin Corp.	70,418	940,080
United States Steel Corp.(c)	158,048	1,213,809
Worthington Industries, Inc.	8,594	227,225

		5,432,073

Real Estate-3.38%
CoreCivic, Inc.	41,846	549,019
Diversified Healthcare Trust	86,087	267,731
GEO Group, Inc. (The)	45,066	571,437
Park Hotels & Resorts, Inc.	30,717	292,119
Pebblebrook Hotel Trust	18,494	218,969

		1,899,275

Total Common Stocks & Other Equity Interests (Cost $81,975,885)		56,132,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P Midcap 400® Pure Value ETF (RFV)–(continued)

April 30, 2020

	Shares	Value

Money Market Funds-0.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $52,152)	52,152	$52,152

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $82,028,037)		56,184,920

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.26%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $5,759,341)	5,759,341	5,759,341

TOTAL INVESTMENTS IN SECURITIES-110.28% (Cost $87,787,378)		61,944,261
OTHER ASSETS LESS LIABILITIES-(10.28)%		(5,771,936)

NET ASSETS-100.00%		$56,172,325

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$153,691	$5,389,725	$(5,491,264)	$-	$-	$52,152	$1,571
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	5,715,019	68,632,403	(74,347,422)	-	-	-	116,875
Invesco Liquid Assets Portfolio, Institutional Class*	2,206,542	19,202,080	(21,408,171)	-	(451)	-	42,788
Invesco Private Government Fund	-	11,140,440	(5,381,099)	-	-	5,759,341	3

Total	$8,075,252	$104,364,648	$(106,627,956)	$-	$(451)	$5,811,493	$161,237

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-2.70%
Cogent Communications Holdings, Inc.	8,135	$681,957
Glu Mobile, Inc.(b)	87,899	685,612
QuinStreet, Inc.(b)	34,661	352,156
TechTarget, Inc.(b)	38,060	887,559

		2,607,284

Consumer Discretionary-18.22%
Boot Barn Holdings, Inc.(b)	21,236	392,017
Callaway Golf Co.	58,449	836,990
Cavco Industries, Inc.(b)	3,091	478,116
Chuy’s Holdings, Inc.(b)	23,908	400,698
Crocs, Inc.(b)	11,796	286,053
Fox Factory Holding Corp.(b)	14,157	722,149
Installed Building Products, Inc.(b)	22,498	1,109,376
LCI Industries	8,732	757,239
LGI Homes, Inc.(b)	22,667	1,373,167
Lithia Motors, Inc., Class A	8,602	951,037
M.D.C. Holdings, Inc.	26,807	784,105
Rent-A-Center, Inc.	58,826	1,170,932
Shake Shack, Inc., Class A(b)(c)	12,463	679,358
Shutterstock, Inc.	8,620	327,560
Sleep Number Corp.(b)	28,067	839,203
Steven Madden Ltd.	17,387	435,892
TopBuild Corp.(b)	13,233	1,233,183
Universal Electronics, Inc.(b)	10,769	444,544
Wingstop, Inc.	14,072	1,650,223
Winnebago Industries, Inc.	31,890	1,414,959
YETI Holdings, Inc.(b)(c)	27,191	750,744
Zumiez, Inc.(b)	26,565	561,584

		17,599,129

Consumer Staples-1.88%
Coca-Cola Consolidated, Inc.	3,520	828,855
Inter Parfums, Inc.	7,503	335,309
John B. Sanfilippo & Son, Inc.	4,224	346,917
Medifast, Inc.(c)	3,967	301,016

		1,812,097

Energy-4.32%
DMC Global, Inc.	30,682	791,902
Geospace Technologies Corp.(b)	59,527	369,662
Helix Energy Solutions Group, Inc.(b)	129,792	329,672
Par Pacific Holdings, Inc.(b)	82,240	799,373
Penn Virginia Corp.(b)	52,082	327,596
Ring Energy, Inc.(b)(c)	596,081	537,248
Talos Energy, Inc.(b)	89,382	1,018,061

		4,173,514

Financials-8.82%
eHealth, Inc.(b)	11,688	1,247,110
Enova International, Inc.(b)	43,138	691,933
Granite Point Mortgage Trust, Inc.	53,827	268,058
Kinsale Capital Group, Inc.	16,931	1,839,045
Meta Financial Group, Inc.	40,473	745,513
NMI Holdings, Inc., Class A(b)	52,210	705,879
PennyMac Mortgage Investment Trust	53,983	561,423
Preferred Bank	12,385	472,488
ServisFirst Bancshares, Inc.	11,278	400,595

	Shares	Value
Financials-(continued)
Virtus Investment Partners, Inc.	11,173	$908,030
Walker & Dunlop, Inc.	17,758	682,440

		8,522,514

Health Care-13.27%
Addus HomeCare Corp.(b)	6,788	549,964
ANI Pharmaceuticals, Inc.(b)	17,241	689,812
Anika Therapeutics, Inc.(b)	11,347	377,061
Cardiovascular Systems, Inc.(b)	23,788	999,096
CONMED Corp.	7,048	520,918
Corcept Therapeutics, Inc.(b)	64,383	815,089
CorVel Corp.(b)	4,677	246,431
Cutera, Inc.(b)	26,110	351,179
Eagle Pharmaceuticals, Inc.(b)	18,601	948,279
Enanta Pharmaceuticals, Inc.(b)	9,271	429,896
Glaukos Corp.(b)(c)	14,711	539,747
Hanger, Inc.(b)	43,054	790,471
Innoviva, Inc.(b)	83,149	1,179,053
LeMaitre Vascular, Inc.	15,553	443,105
Medpace Holdings, Inc.(b)	16,421	1,311,381
NeoGenomics, Inc.(b)	39,339	1,075,528
Pennant Group, Inc. (The)(b)	29,841	590,553
RadNet, Inc.(b)	41,372	584,173
REGENXBIO, Inc.(b)	9,547	380,162

		12,821,898

Industrials-16.34%
AAON, Inc	9,786	466,205
Aerojet Rocketdyne Holdings, Inc.(b)	14,364	590,935
Alamo Group, Inc.	5,844	575,283
Albany International Corp., Class A	7,113	363,759
Allegiant Travel Co.(c)	3,836	301,049
American Woodmark Corp.(b)	12,565	645,967
CIRCOR International, Inc.(b)	19,217	286,910
ESCO Technologies, Inc.	8,283	631,993
Exponent, Inc.	8,239	579,449
Federal Signal Corp.	42,361	1,140,782
Forward Air Corp.	9,226	476,062
Franklin Electric Co., Inc.	11,833	601,116
Griffon Corp.	60,423	991,541
John Bean Technologies Corp.	7,243	555,828
Patrick Industries, Inc.	25,146	1,036,518
RR Donnelley & Sons Co.	239,189	409,013
Saia, Inc.(b)	11,721	1,084,427
Simpson Manufacturing Co., Inc.	11,786	849,771
SPX Corp.(b)	10,412	397,010
SPX FLOW, Inc.(b)	13,108	426,927
Tennant Co.	7,755	458,863
Triumph Group, Inc.	55,697	392,107
UniFirst Corp.	3,350	563,302
Universal Forest Products, Inc.	23,170	952,750
Vicor Corp.(b)	10,087	536,326
Watts Water Technologies, Inc., Class A	5,749	473,718

		15,787,611

Information Technology-25.02%
3D Systems Corp.(b)(c)	66,277	562,692
8x8, Inc.(b)	21,425	363,368
Advanced Energy Industries, Inc.(b)	13,296	739,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2020

	Shares	Value
Information Technology-(continued)
Agilysys, Inc.(b)	27,877	$546,110
Alarm.com Holdings, Inc.(b)	15,933	712,683
Brooks Automation, Inc.	36,663	1,411,159
Comtech Telecommunications Corp.	20,437	378,289
CSG Systems International, Inc.	14,726	715,389
Diebold Nixdorf, Inc.(b)(c)	88,621	436,902
Digi International, Inc.(b)	38,502	436,998
Diodes, Inc.(b)	16,704	850,067
EVERTEC, Inc.	14,746	373,664
ExlService Holdings, Inc.(b)	8,486	523,841
Extreme Networks, Inc.(b)	105,971	360,301
Fabrinet (Thailand)(b)	10,043	630,198
FormFactor, Inc.(b)	43,232	1,007,306
Harmonic, Inc.(b)	77,976	452,261
Ichor Holdings Ltd.(b)	38,657	962,559
Itron, Inc.(b)	8,982	627,123
KEMET Corp.	46,573	1,257,937
LivePerson, Inc.(b)	16,193	387,660
ManTech International Corp., Class A(c)	8,979	669,474
NIC, Inc.	27,379	663,393
OSI Systems, Inc.(b)(c)	10,945	792,199
Perficient, Inc.(b)	18,873	657,347
Plexus Corp.(b)	8,570	537,253
Power Integrations, Inc.	5,595	572,648
Progress Software Corp.	8,657	354,158
Qualys, Inc.(b)	6,860	723,318
Rogers Corp.(b)	3,040	337,562
SPS Commerce, Inc.(b)	15,349	852,023
TTEC Holdings, Inc	23,428	913,223
Ultra Clean Holdings, Inc.(b)	68,211	1,254,400
Viavi Solutions, Inc.(b)	62,455	754,456
Virtusa Corp.(b)	16,542	545,886
Xperi Corp.	52,679	804,935

		24,168,040

	Shares	Value
Materials-1.93%
Innospec, Inc.	11,932	$865,309
Koppers Holdings, Inc.(b)	31,009	488,702
Schweitzer-Mauduit International, Inc., Class A .	16,014	515,971

		1,869,982

Real Estate-7.51%
Agree Realty Corp	5,539	360,644
Community Healthcare Trust, Inc	21,399	796,043
Essential Properties Realty Trust, Inc	64,456	946,859
Innovative Industrial Properties, Inc.(c)	23,368	1,833,453
Safehold, Inc	39,192	2,263,730
St. Joe Co. (The)(b)	27,169	497,193
Universal Health Realty Income Trust	5,238	560,256

		7,258,178

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $126,478,068)		96,620,247

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.99%
Invesco Private Government Fund, 0.01%(d)(e)(f) (Cost $3,849,089)	3,849,089	3,849,089

TOTAL INVESTMENTS IN SECURITIES-104.00% (Cost $130,327,157)		100,469,336
OTHER ASSETS LESS LIABILITIES-(4.00)%		(3,861,716)

NET ASSETS-100.00%.		$96,607,620

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$42,372	$3,508,152	$(3,550,524)	$-	$-	$-	$1,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	$8,258,249	$103,765,029	$(112,023,278)	$-	$-	$-	$148,140
Invesco Liquid Assets Portfolio, Institutional Class*	2,752,752	28,180,968	(30,933,674)	-	(46)	-	53,675
Invesco Private Government Fund	-	7,708,429	(3,859,340)	-	-	3,849,089	2

Total	$11,053,373	$143,162,578	$(150,366,816)	$-	$(46)	$3,849,089	$202,957

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-4.42%
Consolidated Communications Holdings, Inc.	359,070	$2,251,369
Gannett Co., Inc.	246,828	278,916
Meredith Corp.	28,253	418,992
Scholastic Corp.	11,751	341,601
Spok Holdings, Inc.	32,193	330,300

		3,621,178

Consumer Discretionary-23.74%
Abercrombie & Fitch Co., Class A	78,448	829,980
American Axle & Manufacturing Holdings, Inc.(b)	82,107	354,702
Barnes & Noble Education, Inc.(b)	276,572	495,064
Big Lots, Inc.	43,987	1,031,495
Caleres, Inc.	43,723	354,594
Cato Corp. (The), Class A	30,894	347,867
Chico’s FAS, Inc.	282,092	423,138
Conn’s, Inc.(b)(c)	73,277	495,353
Cooper Tire & Rubber Co.	21,218	449,610
Cooper-Standard Holdings, Inc.(b)	60,498	777,399
Core-Mark Holding Co., Inc.	32,057	921,318
Designer Brands, Inc., Class A	47,084	298,983
Ethan Allen Interiors, Inc.	27,538	311,455
Express, Inc.(b)(c)	258,629	535,362
Fossil Group, Inc.(b)(c)	207,641	822,258
GameStop Corp., Class A(c)	82,819	474,553
Garrett Motion, Inc. (Switzerland)(b)	51,391	280,081
Genesco, Inc.(b)	27,855	527,295
G-III Apparel Group Ltd.(b)	27,428	310,759
Group 1 Automotive, Inc.	9,737	551,017
Haverty Furniture Cos., Inc.	26,426	357,544
J.C. Penney Co., Inc.(b)(c)	405,300	102,946
Lumber Liquidators Holdings, Inc.(b)(c)	38,935	274,492
Macy’s, Inc.(c)	217,962	1,277,257
MarineMax, Inc.(b)	88,141	1,270,112
Michaels Cos., Inc. (The)(b)(c)	75,878	230,669
Movado Group, Inc.	44,385	457,609
Office Depot, Inc.	689,208	1,530,042
Red Robin Gourmet Burgers, Inc.(b)(c)	44,748	654,663
Shoe Carnival, Inc.(c)	13,321	314,642
Signet Jewelers Ltd.(c)	44,272	445,376
Sonic Automotive, Inc., Class A	31,305	670,866
Tailored Brands, Inc.(c)	103,101	171,148
Tupperware Brands Corp.(c)	67,940	218,767
Unifi, Inc.(b)	19,472	201,535
Vera Bradley, Inc.(b)	27,275	150,285
Vista Outdoor, Inc.(b)	50,327	509,309

		19,429,545

Consumer Staples-9.39%
Andersons, Inc. (The)	67,911	1,152,450
B&G Foods, Inc.(c)	30,819	598,505
Central Garden & Pet Co.(b)	3,366	110,876
Central Garden & Pet Co., Class A(b)	13,794	419,476
Fresh Del Monte Produce, Inc.	36,191	1,031,805
Seneca Foods Corp., Class A(b)	32,506	1,169,566
SpartanNash Co.	108,888	1,867,429

	Shares	Value
Consumer Staples-(continued)
United Natural Foods, Inc.(b)	64,779	$689,249
Universal Corp.	13,314	643,998

		7,683,354

Energy-17.69%
Bonanza Creek Energy, Inc.(b)	39,952	697,562
CONSOL Energy, Inc.(b)(c)	125,795	954,784
Denbury Resources, Inc.(b)	1,393,786	495,491
Era Group, Inc.(b)	65,905	337,434
Exterran Corp.(b)	179,536	1,220,845
Green Plains, Inc.(c)	95,989	563,455
Gulfport Energy Corp.(b)	629,447	1,608,237
HighPoint Resources Corp.(b)	834,728	276,796
Laredo Petroleum, Inc.(b)	415,896	453,327
Matrix Service Co.(b)	33,917	354,093
Nabors Industries Ltd.(c)	3,785	55,753
Noble Corp. PLC(b)	444,650	114,720
Oasis Petroleum, Inc.(b)	540,283	380,305
Oceaneering International, Inc.(b)	25,566	131,409
Oil States International, Inc.(b)	34,100	117,304
ProPetro Holding Corp.(b)	119,036	504,713
Range Resources Corp.(c)	112,252	654,429
Renewable Energy Group, Inc.(b)	55,089	1,366,758
RPC, Inc.(c)	125,658	428,494
SM Energy Co.(c)	112,304	454,831
Southwestern Energy Co.(b)	836,131	2,700,703
TETRA Technologies, Inc.(b)	746,946	363,240
US Silica Holdings, Inc.(c)	81,493	156,466
Valaris PLC (Saudi Arabia)(c)	182,986	83,350

		14,474,499

Financials-9.85%
American Equity Investment Life Holding Co.	20,981	441,021
Berkshire Hills Bancorp, Inc.	10,027	170,860
Cadence BanCorp.	28,062	185,770
Customers Bancorp, Inc.(b)	17,402	222,049
Donnelley Financial Solutions, Inc.(b)	86,324	628,439
Encore Capital Group, Inc.(b)	12,060	313,319
EZCORP, Inc., Class A(b)	230,553	1,291,097
FGL Holdings	73,362	761,497
Green Dot Corp., Class A(b)	13,396	408,578
Hope Bancorp, Inc.	25,801	256,720
Horace Mann Educators Corp.	7,295	256,492
INTL. FCStone, Inc.(b)	28,728	1,147,971
Opus Bank	11,921	229,122
Pacific Premier Bancorp, Inc.	9,107	194,434
Ready Capital Corp.	22,846	152,383
Simmons First National Corp., Class A	11,914	222,792
Stewart Information Services Corp.	14,403	458,880
Third Point Reinsurance Ltd. (Bermuda)(b)	33,374	248,302
United Fire Group, Inc.	6,998	200,143
United Insurance Holdings Corp.	32,151	274,891

		8,064,760

Health Care-3.24%
Invacare Corp.	110,880	833,817
Lannett Co., Inc.(b)(c)	75,598	721,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2020

	Shares	Value
Health Care-(continued)
qMagellan Health, Inc.(b)	12,394	$752,688
Owens & Minor, Inc.	48,190	341,185

		2,648,895

Industrials-15.71%
ABM Industries, Inc.	16,793	579,191
Aegion Corp.(b)	15,007	240,862
ArcBest Corp.	50,801	1,034,816
Arcosa, Inc.	9,834	366,513
Atlas Air Worldwide Holdings, Inc.(b)	63,063	2,071,620
Briggs & Stratton Corp.(c)	218,660	496,358
DXP Enterprises, Inc.(b)	9,012	134,459
Echo Global Logistics, Inc.(b)	53,863	944,218
Granite Construction, Inc.	34,325	564,303
Greenbrier Cos., Inc. (The)	56,892	966,026
Hawaiian Holdings, Inc.	22,513	324,187
Hub Group, Inc., Class A(b)	11,554	555,863
Kelly Services, Inc., Class A	77,085	1,190,963
Lydall, Inc.(b)	59,797	669,727
Pitney Bowes, Inc.	109,418	386,246
Team, Inc.(b)	45,363	279,890
Titan International, Inc.	341,210	481,106
TrueBlue, Inc.(b)	35,770	555,508
Veritiv Corp.(b)	64,169	601,264
Wabash National Corp.	50,087	410,713

		12,853,833

Information Technology-6.66%
Anixter International, Inc.(b)	9,539	885,792
Applied Optoelectronics, Inc.(b)(c)	29,508	316,326
Bel Fuse, Inc., Class B	42,628	318,005
Daktronics, Inc.	85,824	387,924
NETGEAR, Inc.(b)	15,784	378,500
Photronics, Inc.(b)	21,646	258,670
Sanmina Corp.(b)	33,627	932,477
ScanSource, Inc.(b)	36,267	940,041
TTM Technologies, Inc.(b)	51,058	591,762
Unisys Corp.(b)	35,067	441,493

		5,450,990

Materials-7.32%
AdvanSix, Inc.(b)	41,412	504,398
Boise Cascade Co	17,919	560,327
Century Aluminum Co.(b)(c)	108,981	474,067

	Shares	Value
Materials-(continued)
Clearwater Paper Corp.(b)	20,064	$480,332
Kraton Corp.(b)	51,103	797,718
LSB Industries, Inc.(b)	131,229	261,146
Olympic Steel, Inc.	88,646	836,818
Rayonier Advanced Materials, Inc.	311,981	555,326
SunCoke Energy, Inc.	111,038	349,770
TimkenSteel Corp.(b)	164,603	427,968
Trinseo S.A	14,759	301,822
US Concrete, Inc.(b)	10,108	193,872
Warrior Met Coal, Inc.	19,586	245,804

		5,989,368

Real Estate-1.95%
CBL & Associates Properties, Inc.(c)	402,309	116,267
Cedar Realty Trust, Inc.	209,197	219,657
Hersha Hospitality Trust	41,849	218,870
iStar, Inc.	49,644	497,433
Realogy Holdings Corp.(c)	125,748	545,747

		1,597,974

Total Common Stocks & Other Equity Interests (Cost $135,962,527)		81,814,396

Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $4,089)	4,089	4,089

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $135,966,616)		81,818,485

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.68%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $8,744,801)	8,744,801	8,744,801

TOTAL INVESTMENTS IN SECURITIES-110.66% (Cost $144,711,417)		90,563,286
OTHER ASSETS LESS LIABILITIES-(10.66)%		(8,721,050)

NET ASSETS-100.00%		$81,842,236

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Mortgage Capital, Inc. *	$620,927	$329,220	$(989,877)	$2,527	$37,203	$-	$33,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$71,455	$5,075,072	$(5,142,438)	$-	$-	$4,089	$1,948
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	6,366,137	76,845,638	(83,211,775)	-	-	-	118,140
Invesco Liquid Assets Portfolio, Institutional Class*	2,122,047	22,994,012	(25,114,900)	-	(1,159)	-	43,561
Invesco Private Government Fund	-	16,161,997	(7,417,196)	-	-	8,744,801	4

Total	$9,180,566	$121,405,939	$(121,876,186)	$2,527	$36,044	$8,748,890	$197,103

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Statements of Assets and Liabilities

April 30, 2020

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Assets:
Unaffiliated investments in securities, at value(a)	$2,195,026,230	$491,354,737	$1,121,676,309
Affiliated investments in securities, at value	199,850	9,016,182	314,493
Receivable for:
Dividends	454,156	639,723	903,389
Securities lending	1,275	4,825	-
Investments sold	-		-
Fund shares sold	-	-	11,112,922
Foreign tax reclaims	-	-	-

Total assets	2,195,681,511	501,015,467	1,134,007,113

Liabilities:
Due to custodian	-	-	-
Payable for:
Investments purchased	-	-	11,103,610
Collateral upon return of securities loaned	-	4,332,789	-
Fund shares repurchased	-		-
Accrued unitary management fees	580,669	137,168	155,877

Total liabilities	580,669	4,469,957	11,259,487

Net Assets	$2,195,100,842	$496,545,510	$1,122,747,626

Net assets consist of:
Shares of beneficial interest	$2,587,774,993	$1,008,554,274	$938,386,148
Distributable earnings (loss)	(392,674,151)	(512,008,764)	184,361,478

Net Assets	$2,195,100,842	$496,545,510	$1,122,747,626

Shares outstanding (unlimited amount authorized, $0.01 par value)	18,800,299	10,852,836	5,050,785
Net asset value.	$116.76	$45.75	$222.29

Market price	$116.76	$45.86	$222.49

Unaffiliated investments in securities, at cost	$2,236,136,009	$726,927,649	$892,052,409

Affiliated investments in securities, at cost	$199,850	$13,777,091	$314,493

(a)Includes securities on loan with an aggregate value of:	$-	$3,984,517	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P Midcap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$270,683,077	$56,132,768	$96,620,247	$81,814,396
11,633,029	5,811,493	3,849,089	8,748,890

25,967	46,057	15,305	40,914
2,977	6,377	1,585	20,573
6,445,836	2,611,094	-	401,844
-	-	-	-
-	-	-	1,306

288,790,886	64,607,789	100,486,226	91,027,923

-	-	4,669	-

6,559,935	321,434	-	417,579
11,552,242	5,759,341	3,849,089	8,744,801
-	2,339,558	-	-
71,610	15,131	24,848	23,307

18,183,787	8,435,464	3,878,606	9,185,687

$270,607,099	$56,172,325	$96,607,620	$81,842,236

$499,468,352	$133,175,209	$235,130,390	$245,644,144
(228,861,253)	(77,002,884)	(138,522,770)	(163,801,908)

$270,607,099	$56,172,325	$96,607,620	$81,842,236

2,050,021	1,200,499	1,100,004	1,900,040
$132.00	$46.79	$87.82	$43.07

$132.20	$46.86	$87.97	$43.14

$301,258,652	$81,975,885	$126,478,068	$135,962,527

$11,633,029	$5,811,493	$3,849,089	$8,748,890

$10,914,195	$5,473,958	$3,533,782	$8,212,334

37

Statements of Operations

For the year ended April 30, 2020

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Investment income:
Unaffiliated dividend income	$31,245,213	$25,108,978	$16,615,200
Affiliated dividend income	30,472	767,687	10,378
Non-cash dividend income	-	-	-
Securities lending income	7,933	242,693	-

Total investment income	31,283,618	26,119,358	16,625,578

Expenses:
Unitary management fees	9,198,243	3,057,387	1,741,897
Proxy fees	25,880	11,620	11,077

Total expenses	9,224,123	3,069,007	1,752,974

Less: Waivers	(2,894)	(1,397)	(1,179)

Net expenses	9,221,229	3,067,610	1,751,795

Net investment income	22,062,389	23,051,748	14,873,783

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	57,791,583	(43,326,786)	(28,115,319)
Affiliated investment securities	(2,728)	(1,251,179)	-
Unaffiliated in-kind redemptions	450,618,013	34,118,146	49,879,884
Affiliated in-kind redemptions	-	(751,906)	-

Net realized gain (loss)	508,406,868	(11,211,725)	21,764,565

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(556,024,813)	(291,471,298)	26,058,143
Affiliated investment securities	-	(6,636,163)	-

Change in net unrealized appreciation (depreciation)	(556,024,813)	(298,107,461)	26,058,143

Net realized and unrealized gain (loss)	(47,617,945)	(309,319,186)	47,822,708

Net increase (decrease) in net assets resulting from operations	$(25,555,556)	$(286,267,438)	$62,696,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P Midcap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$3,901,359	$2,920,808	$1,793,829	$2,217,639
4,388	1,571	1,140	35,398
-	172,888	-	-
32,783	309,013	129,457	265,965

3,938,530	3,404,280	1,924,426	2,519,002

1,359,377	457,180	646,367	590,967
8,370	5,931	6,572	6,216

1,367,747	463,111	652,939	597,183

(443)	(179)	(106)	(206)

1,367,304	462,932	652,833	596,977

2,571,226	2,941,348	1,271,593	1,922,025

(13,039,232)	(12,260,621)	(15,868,257)	(14,923,139)
(695)	(451)	(46)	34,323
59,897,062	13,375,105	20,066,670	3,934,241
-	-	-	1,721

46,857,135	1,114,033	4,198,367	(10,952,854)

(102,375,117)	(44,458,614)	(51,340,751)	(62,989,891)
-	-	-	2,527

(102,375,117)	(44,458,614)	(51,340,751)	(62,987,364)

(55,517,982)	(43,344,581)	(47,142,384)	(73,940,218)

$(52,946,756)	$(40,403,233)	$(45,870,791)	$(72,018,193)

39

Statements of Changes in Net Assets

For the years ended April 30, 2020 and 2019

	Invesco S&P 500® Pure Growth ETF (RPG)		Invesco S&P 500® Pure Value ETF (RPV)
	2020	2019	2020	2019
Operations:
Net investment income	$22,062,389	$12,837,091	$23,051,748	$20,984,434
Net realized gain (loss)	508,406,868	54,742,902	(11,211,725)	(29,592,375)
Change in net unrealized appreciation (depreciation)	(556,024,813)	106,676,629	(298,107,461)	19,944,418

Net increase (decrease) in net assets resulting from operations	(25,555,556)	174,256,622	(286,267,438)	11,336,477

Distributions to Shareholders from:
Distributable earnings	(24,373,256)	(11,700,928)	(23,326,934)	(20,818,512)

Shareholder Transactions:
Proceeds from shares sold	1,720,987,847	1,493,867,737	647,248,322	457,558,632
Value of shares repurchased	(2,318,116,881)	(1,160,011,393)	(769,991,908)	(401,585,419)

Net increase (decrease) in net assets resulting from share transactions	(597,129,034)	333,856,344	(122,743,586)	55,973,213

Net increase (decrease) in net assets	(647,057,846)	496,412,038	(432,337,958)	46,491,178

Net assets:
Beginning of year	2,842,158,688	2,345,746,650	928,883,468	882,392,290

End of year	$2,195,100,842	$2,842,158,688	$496,545,510	$928,883,468

Changes in Shares Outstanding:
Shares sold	13,700,000	13,900,000	9,850,000	7,450,000
Shares repurchased	(18,750,000)	(11,550,000)	(13,000,000)	(6,750,000)
Shares outstanding, beginning of year	23,850,299	21,500,299	14,002,836	13,302,836

Shares outstanding, end of year	18,800,299	23,850,299	10,852,836	14,002,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Top 50 ETF (XLG)		Invesco S&P Midcap 400® Pure Growth ETF (RFG)
2020	2019	2020	2019

$14,873,783	$14,071,157	$2,571,226	$3,946,065
21,764,565	52,901,819	46,857,135	(48,608,641)
26,058,143	35,383,349	(102,375,117)	28,123,582

62,696,491	102,356,325	(52,946,756)	(16,538,994)

(14,734,785)	(14,318,678)	(2,521,613)	(4,283,416)

343,486,855	211,912,221	231,363,005	201,430,427
(107,604,864)	(144,537,082)	(398,850,342)	(282,457,176)

235,881,991	67,375,139	(167,487,337)	(81,026,749)

283,843,697	155,412,786	(222,955,706)	(101,849,159)

838,903,929	683,491,143	493,562,805	595,411,964

$1,122,747,626	$838,903,929	$270,607,099	$493,562,805

1,600,000	1,050,000	1,550,000	1,400,000
(500,000)	(750,000)	(2,750,000)	(2,000,000)
3,950,785	3,650,785	3,250,021	3,850,021

5,050,785	3,950,785	2,050,021	3,250,021

41

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2020 and 2019

	Invesco S&P MidCap 400® Pure Value ETF (RFV)		Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
	2020	2019	2020	2019
Operations:
Net investment income	$2,941,348	$1,399,315	$1,271,593	$778,784
Net realized gain (loss)	1,114,033	(9,945,602)	4,198,367	(4,070,544)
Change in net unrealized appreciation (depreciation)	(44,458,614)	20,989,667	(51,340,751)	(4,396,199)

Net increase (decrease) in net assets resulting from operations	(40,403,233)	12,443,380	(45,870,791)	(7,687,959)

Distributions to Shareholders from:
Distributable earnings	(2,784,591)	(1,390,448)	(1,453,040)	(1,100,625)

Shareholder Transactions:
Proceeds from shares sold	113,981,282	61,713,395	99,308,906	241,193,771
Value of shares repurchased	(157,357,938)	(31,919,256)	(192,330,963)	(258,630,704)

Net increase (decrease) in net assets resulting from share transactions	(43,376,656)	29,794,139	(93,022,057)	(17,436,933)

Net increase (decrease) in net assets	(86,564,480)	40,847,071	(140,345,888)	(26,225,517)

Net assets:
Beginning of year	142,736,805	101,889,734	236,953,508	263,179,025

End of year	$56,172,325	$142,736,805	$96,607,620	$236,953,508

Changes in Shares Outstanding:
Shares sold	1,700,000	1,050,000	850,000	2,050,000
Shares repurchased	(2,550,000)	(550,000)	(1,800,000)	(2,300,000)
Shares outstanding, beginning of year	2,050,499	1,550,499	2,050,004	2,300,004

Shares outstanding, end of year	1,200,499	2,050,499	1,100,004	2,050,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap 600® Pure Value ETF (RZV)
2020	2019

$1,922,025	$2,505,368
(10,952,854)	(28,457,993)

(62,987,364)	21,265,769

(72,018,193)	(4,686,856)

(1,935,102)	(2,712,991)

99,161,747	98,052,973
(135,644,800)	(62,999,201)

(36,483,053)	35,053,772

(110,436,348)	27,653,925

192,278,584	164,624,659

$81,842,236	$192,278,584

1,450,000	1,550,000
(2,400,000)	(1,000,000)

2,850,040	2,300,040

1,900,040	2,850,040

43

Financial Highlights

Invesco S&P 500® Pure Growth ETF (RPG)

	Years Ended April 30, 2020	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
					2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$119.17	$109.10	$103.50		$82.11	$82.93	$78.96

Net investment income(a)	1.00	0.60	0.25		0.47	0.59	0.52
Net realized and unrealized gain (loss) on investments	(2.28)	10.04	5.55		21.52	(0.95)	3.93

Total from investment operations	(1.28)	10.64	5.80		21.99	(0.36)	4.45

Distributions to shareholders from:
Net investment income	(1.13)	(0.57)	(0.20)		(0.60)	(0.46)	(0.48)

Net asset value at end of period	$116.76	$119.17	$109.10		$103.50	$82.11	$82.93

Market price at end of period(b)	$116.76	$119.19	$109.20

Net Asset Value Total Return(c)	(1.02)%	9.79%	5.61%		26.87%	(0.42)%	5.65%
Market Price Total Return(c)	(1.03)%	9.71%	5.71%
Ratios/Supplemental Data:
Net assets at end of period
(000’s omitted)	$2,195,101	$2,842,159	$2,345,747		$2,214,956	$1,769,585	$2,338,586
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(d)	0.35%	0.35%	0.35%
Net investment income	0.84%	0.53%	0.47	%(d)	0.52%	0.74%	0.64%
Portfolio turnover rate(e)	73%	64%	52%		58%	67%	62%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights–(continued)

Invesco S&P 500® Pure Value ETF (RPV)

	Years Ended April 30, 2020	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
					2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$66.34	$66.33	$62.43		$52.33	$51.45	$54.14

Net investment income(a)	1.65	1.49	0.63		1.11	1.17	1.12
Net realized and unrealized gain (loss) on investments	(20.59)	(0.01)	3.84		10.05	0.81	(2.70)

Total from investment operations	(18.94)	1.48	4.47		11.16	1.98	(1.58)

Distributions to shareholders from:
Net investment income	(1.65)	(1.47)	(0.57)		(1.06)	(1.10)	(1.11)

Net asset value at end of period	$45.75	$66.34	$66.33		$62.43	$52.33	$51.45

Market price at end of period(b)	$45.86	$66.36	$66.38

Net Asset Value Total Return(c)	(28.82)%	2.37%	7.17%		21.44%	3.94%	(2.94)%
Market Price Total Return(c)	(28.67)%	2.33%	7.25%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$496,546	$928,883	$882,392		$830,507	$719,663	$813,029
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(d)	0.35%	0.35%	0.35%
Net investment income	2.64%	2.29%	1.94	%(d)	1.89%	2.32%	2.09%
Portfolio turnover rate(e)	46%	37%	35%		46%	44%	54%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Financial Highlights–(continued)

Invesco S&P 500® Top 50 ETF (XLG)

	Years Ended April 30, 2020	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
					2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$212.34	$187.22	$183.08		$150.05	$145.93	$140.87

Net investment income(a)	3.70	3.72	1.71		3.35	3.12	3.00
Net realized and unrealized gain on investments	9.96	25.18	4.18		32.95	4.09	5.09

Total from investment operations	13.66	28.90	5.89		36.30	7.21	8.09

Distributions to shareholders from:
Net investment income	(3.71)	(3.78)	(1.75)		(3.27)	(3.09)	(3.03)

Net asset value at end of period	$222.29	$212.34	$187.22		$183.08	$150.05	$145.93

Market price at end of period(b)	$222.49	$212.32	$187.43

Net Asset Value Total Return(c)	6.61%	15.64%	3.20%		24.40%	4.99%	5.87%
Market Price Total Return(c)	6.73%	15.50%	3.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,122,748	$838,904	$683,491		$686,711	$577,802	$496,264
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20	%(d)	0.20%	0.20%	0.20%
Net investment income	1.71%	1.89%	1.81	%(d)	2.00%	2.13%	2.11%
Portfolio turnover rate(e)	8%	8%	1%		4%	7%	8%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights–(continued)

Invesco S&P Midcap 400® Pure Growth ETF (RFG)

	Years Ended April 30, 2020	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
					2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$151.86	$154.65	$150.04		$119.22	$128.31	$123.30

Net investment income(a)	0.95	1.07	0.22		0.90	0.59	0.70
Net realized and unrealized gain (loss) on investments	(19.90)	(2.69)	4.77		30.73	(9.10)	5.10

Total from investment operations	(18.95)	(1.62)	4.99		31.63	(8.51)	5.80

Distributions to shareholders from:
Net investment income	(0.91)	(1.17)	(0.38)		(0.81)	(0.58)	(0.71)
Return of capital	-	-	-		-	-	(0.08)

Total distributions	(0.91)	(1.17)	(0.38)		(0.81)	(0.58)	(0.79)

Net asset value at end of period	$132.00	$151.86	$154.65		$150.04	$119.22	$128.31

Market price at end of period(b)	$132.20	$151.97	$154.80

Net Asset Value Total Return(c)	(12.46)%	(1.05)%	3.32%		26.59%	(6.65)%	4.71%
Market Price Total Return(c)	(12.39)%	(1.07)%	3.45%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$270,607	$493,563	$595,412		$585,170	$518,620	$769,872
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(d)	0.35%	0.35%	0.35%
Net investment income	0.66%	0.69%	0.29	%(d)	0.66%	0.48%	0.54%
Portfolio turnover rate(e)	94%	86%	70%		81%	78%	102%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Financial Highlights–(continued)

Invesco S&P Midcap 400® Pure Value ETF (RFV)

	Years Ended April 30, 2020	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
					2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$69.61	$65.71	$65.44		$53.46	$50.79	$52.71

Net investment income(a)	1.41	0.81	0.49		0.75	0.69	0.86
Net realized and unrealized gain (loss) on investments	(22.86)	3.90	0.21		12.01	2.65	(1.96)

Total from investment operations	(21.45)	4.71	0.70		12.76	3.34	(1.10)

Distributions to shareholders from:
Net investment income	(1.37)	(0.81)	(0.43)		(0.78)	(0.67)	(0.82)

Net asset value at end of period	$46.79	$69.61	$65.71		$65.44	$53.46	$50.79

Market price at end of period(b)	$46.86	$69.69	$65.78

Net Asset Value Total Return(c)	(30.96)%	7.25%	1.05%		23.93%	6.65%	(2.12)%
Market Price Total Return(c)	(30.94)%	7.25%	1.19%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$56,172	$142,737	$101,890		$108,015	$165,753	$104,142
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(d)	0.35%	0.35%	0.35%
Net investment income	2.25%	1.20%	1.47	%(d)	1.21%	1.36%	1.62%
Portfolio turnover rate(e)	61%	57%	44%		76%	47%	59%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights–(continued)

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

	Years Ended April 30, 2020	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
					2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$115.59	$114.43	$111.12		$82.65	$85.26	$80.56

Net investment income(a)	0.74	0.32	0.36		0.46	0.79	0.47
Net realized and unrealized gain (loss) on investments	(27.63)	1.32	3.33		28.43	(2.69)	4.70

Total from investment operations	(26.89)	1.64	3.69		28.89	(1.90)	5.17

Distributions to shareholders from:
Net investment income	(0.88)	(0.48)	(0.38)		(0.42)	(0.71)	(0.47)

Net asset value at end of period	$87.82	$115.59	$114.43		$111.12	$82.65	$85.26

Market price at end of period(b)	$87.97	$115.58	$114.61

Net Asset Value Total Return(c)	(23.30)%	1.43%	3.32%		35.01%	(2.20)%	6.42%
Market Price Total Return(c)	(23.16)%	1.26%	3.36%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$96,608	$236,954	$263,179		$238,904	$152,910	$225,933
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(d)	0.35%	0.35%	0.35%
Net investment income	0.69%	0.26%	0.64	%(d)	0.45%	0.97%	0.55%
Portfolio turnover rate(e)	85%	71%	56%		70%	92%	62%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

	Years Ended April 30, 2020	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
					2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$67.47	$71.57	$70.68		$60.52	$57.76	$62.54

Net investment income(a)	0.68	0.99	0.46		0.62	0.47	0.71
Net realized and unrealized gain (loss) on investments	(24.39)	(4.02)	0.86		10.18	2.69	(4.79)

Total from investment operations	(23.71)	(3.03)	1.32		10.80	3.16	(4.08)

Distributions to shareholders from:
Net investment income	(0.69)	(1.07)	(0.43)		(0.64)	(0.40)	(0.70)

Net asset value at end of period	$43.07	$67.47	$71.57		$70.68	$60.52	$57.76

Market price at end of period(b)	$43.14	$67.53	$71.64

Net Asset Value Total Return(c)	(35.31)%	(4.27)%	1.87%		17.88%	5.50%	(6.60)%
Market Price Total Return(c)	(35.27)%	(4.28)%	1.76%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$81,842	$192,279	$164,625		$236,795	$193,665	$150,190
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(d)	0.35%	0.35%	0.35%
Net investment income	1.14%	1.38%	1.28	%(d)	0.91%	0.83%	1.15%
Portfolio turnover rate(e)	70%	52%	48%		68%	51%	52%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco S&P 500® Pure Growth ETF (RPG)	“S&P 500® Pure Growth ETF”
Invesco S&P 500® Pure Value ETF (RPV)	“S&P 500® Pure Value ETF”
Invesco S&P 500® Top 50 ETF (XLG)	“S&P 500® Top 50 ETF”
Invesco S&P Midcap 400® Pure Growth ETF (RFG)	“S&P Midcap 400® Pure Growth ETF”
Invesco S&P Midcap 400® Pure Value ETF (RFV)	“S&P Midcap 400® Pure Value ETF”
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	“S&P SmallCap 600® Pure Growth ETF”
Invesco S&P SmallCap 600® Pure Value ETF (RZV)	“S&P SmallCap 600® Pure Value ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the daily performance of its respective index listed below (each, an Underlying Index):

Fund	Underlying Index
S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index
S&P 500® Pure Value ETF	S&P 500® Pure Value Index
S&P 500® Top 50 ETF	S&P 500® Top 50 Index
S&P Midcap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index
S&P Midcap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index
S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index
S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

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Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished

52

trading market for Shares, and Shares may be more likely to trade at a premium or discount to each Fund’s NAV and to face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Risk. For certain Funds, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net

53

of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates

54

and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The annual unitary management fee paid by each Fund to the Adviser is equal to a percentage of each Fund’s average daily net assets as follows:

Unitary Management Fees (as a % of average daily net assets)
S&P 500® Pure Growth ETF	0.35%
S&P 500® Pure Value ETF	0.35%
S&P 500® Top 50 ETF	0.20%
S&P Midcap 400® Pure Growth ETF	0.35%
S&P Midcap 400® Pure Value ETF	0.35%
S&P SmallCap 600® Pure Growth ETF	0.35%
S&P SmallCap 600® Pure Value ETF	0.35%

Through April 6, 2020, the Adviser agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expense of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding the Fund’s Unitary Management Fee (the “Expense Cap’’). For each Fund, the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

55

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

S&P 500® Pure Growth ETF	$2,894
S&P 500® Pure Value ETF	1,397
S&P 500® Top 50 ETF	1,179
S&P Midcap 400® Pure Growth ETF	443
S&P Midcap 400® Pure Value ETF	179
S&P SmallCap 600® Pure Growth ETF	106
S&P SmallCap 600® Pure Value ETF	206

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)
S&P 500® Pure Value ETF	$-	$633,972	$(1,502,554)
S&P Midcap 400® Pure Value ETF	-	1,282,596	381,424
S&P SmallCap 600® Pure Growth ETF	81,119	-	-
S&P SmallCap 600® Pure Value ETF	2,032,380	38,226	285

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

56

Except for the Funds listed below, as of April 30, 2020, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P 500® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$495,908,140	$-	$-	$495,908,140
Money Market Funds	129,990	4,332,789	-	4,462,779

Total Investments	$496,038,130	$4,332,789	$-	$500,370,919

S&P Midcap 400® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$270,683,077	$-	$-	$270,683,077
Money Market Funds	80,787	11,552,242	-	11,633,029

Total Investments	$270,763,864	$11,552,242	$-	$282,316,106

S&P Midcap 400® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$56,132,768	$-	$-	$56,132,768
Money Market Funds	52,152	5,759,341	-	5,811,493

Total Investments	$56,184,920	$5,759,341	$-	$61,944,261

S&P SmallCap 600® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$96,620,247	$-	$-	$96,620,247
Money Market Funds	-	3,849,089	-	3,849,089

Total Investments	$96,620,247	$3,849,089	$-	$100,469,336

S&P SmallCap 600® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$81,814,396	$-	$-	$81,814,396
Money Market Funds	4,089	8,744,801	-	8,748,890

Total Investments	$81,818,485	$8,744,801	$-	$90,563,286

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2020 and 2019:

	2020	2019
	Ordinary Income	Ordinary Income
S&P 500® PureGrowthETF	$24,373,256	$11,700,928
S&P 500® Pure Value ETF	23,326,934	20,818,512
S&P 500® Top 50 ETF	14,734,785	14,318,678
S&P Midcap 400® Pure Growth ETF	2,521,613	4,283,416
S&P Midcap 400® Pure Value ETF	2,784,591	1,390,448
S&P SmallCap 600® Pure Growth ETF	1,453,040	1,100,625
S&P SmallCap 600® Pure Value ETF	1,935,102	2,712,991

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500® Pure Growth ETF	$-	$(41,338,392)	$(351,335,759)	$2,587,774,993	$2,195,100,842
S&P 500® Pure Value ETF	810,370	(242,728,459)	(270,090,675)	1,008,554,274	496,545,510
S&P 500® Top 50 ETF	1,046,373	228,555,632	(45,240,527)	938,386,148	1,122,747,626
S&P Midcap 400® Pure Growth ETF	49,613	(31,792,218)	(197,118,648)	499,468,352	270,607,099
S&P Midcap 400® Pure Value ETF	214,579	(26,104,225)	(51,113,238)	133,175,209	56,172,325
S&P SmallCap 600® Pure Growth ETF	-	(30,024,100)	(108,498,670)	235,130,390	96,607,620
S&P SmallCap 600® Pure Value ETF	-	(55,075,957)	(108,725,951)	245,644,144	81,842,236

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2020:

	No expiration
	Short-Term	Long-Term	Total*
S&P 500® Pure Growth ETF	$199,071,807	$152,263,952	$351,335,759
S&P 500® Pure Value ETF	95,690,627	174,400,048	270,090,675
S&P 500® Top 50 ETF	8,492,530	36,747,997	45,240,527
S&P Midcap 400® Pure Growth ETF	121,004,097	76,114,551	197,118,648
S&P Midcap 400® Pure Value ETF	26,796,753	24,316,485	51,113,238
S&P SmallCap 600® Pure Growth ETF	75,640,973	32,857,697	108,498,670
S&P SmallCap 600® Pure Value ETF	45,738,752	62,987,199	108,725,951

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
S&P 500® Pure Growth ETF	$1,895,024,084	$1,887,590,258
S&P 500® Pure Value ETF	391,103,242	385,543,254
S&P 500® Top 50 ETF	71,261,270	71,129,562
S&P Midcap 400® Pure Growth ETF	359,961,750	357,474,191
S&P Midcap 400® Pure Value ETF	79,903,685	76,908,778
S&P SmallCap 600® Pure Growth ETF	154,793,003	157,715,010
S&P SmallCap 600® Pure Value ETF	116,653,137	114,735,206

    For the fiscal year ended April 30, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 500® Pure Growth ETF	$1,705,784,721	$2,309,831,926
S&P 500® Pure Value ETF	640,870,892	768,820,977
S&P 500® Top 50 ETF	342,939,277	107,184,093
S&P Midcap 400® Pure Growth ETF	231,219,370	399,180,716
S&P Midcap 400® Pure Value ETF	113,578,086	159,697,385
S&P SmallCap 600® Pure Growth ETF	99,234,219	189,300,055
S&P SmallCap 600® Pure Value ETF	98,835,943	137,040,020

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Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 500® Pure Growth ETF	$198,521,695	$(239,860,087)	$(41,338,392)	$2,236,564,472
S&P 500® Pure Value ETF	4,249,675	(246,978,134)	(242,728,459)	743,099,378
S&P 500® Top 50 ETF	264,922,961	(36,367,329)	228,555,632	893,435,170
S&P Midcap 400® Pure Growth ETF	22,763,518	(54,555,736)	(31,792,218)	314,108,324
S&P Midcap 400® Pure Value ETF	1,170,238	(27,274,463)	(26,104,225)	88,048,486
S&P SmallCap 600® Pure Growth ETF	4,333,235	(34,357,335)	(30,024,100)	130,493,436
S&P SmallCap 600® Pure Value ETF	3,552,007	(58,627,964)	(55,075,957)	145,639,243

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® Pure Growth ETF	$412,694	$(449,720,967)	$449,308,273
S&P 500® Pure Value ETF	-	(29,331,147)	29,331,147
S&P 500® Top 50 ETF	-	(49,814,539)	49,814,539
S&P Midcap 400® Pure Growth ETF	-	(59,082,036)	59,082,036
S&P Midcap 400® Pure Value ETF	-	(12,485,252)	12,485,252
S&P SmallCap 600® Pure Growth ETF	181,447	(19,221,982)	19,040,535
S&P SmallCap 600® Pure Value ETF	13,077	(2,224,492)	2,211,415

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by the Funds only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

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Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

60

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P Midcap 400® Pure Growth ETF, Invesco S&P Midcap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2020 and for the six months ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020, and each of the financial highlights for each of the two years in the period ended April 30, 2020 and for the six months ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco S&P 500® Pure Growth ETF	Guggenheim S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF	Guggenheim S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF	Guggenheim S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Value ETF

The financial statements of the Predecessor Funds listed in the table above as of and for the year ended October 31, 2017 and the financial highlights for each of the years ended on or prior to October 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2020

61

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® Pure Growth ETF (RPG)
Actual	$1,000.00	$985.10	0.35%	$1.73
Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76
Invesco S&P 500® Pure Value ETF (RPV)
Actual	1,000.00	711.90	0.35	1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76
Invesco S&P 500® Top 50 ETF (XLG)
Actual	1,000.00	1,025.60	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,023.87	0.20	1.01
Invesco S&P Midcap 400® PureGrowthETF(RFG)
Actual	1,000.00	918.50	0.35	1.67
Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76
Invesco S&P Midcap 400® Pure Value ETF (RFV)
Actual	1,000.00	726.60	0.34	1.46
Hypothetical (5% return before expenses)	1,000.00	1,023.17	0.34	1.71
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
Actual	1,000.00	816.40	0.35	1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

63

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap 600® Pure Value ETF (RZV)
Actual	$1,000.00	$ 663.10	0.35%	$1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.12	0.35	1.76

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

64

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2020:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco S&P 500® Pure Growth ETF	0%	100%	100%

Invesco S&P 500® Pure Value ETF	0%	100%	97%

Invesco S&P 500® Top 50 ETF	0%	100%	100%

Invesco S&P Midcap 400® Pure Growth ETF	0%	97%	96%

Invesco S&P Midcap 400® Pure Value ETF	0%	80%	80%

Invesco S&P SmallCap 600® Pure Growth ETF	13%	69%	69%

Invesco S&P SmallCap 600® Pure Value ETF	0%	93%	92%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

65

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	215	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	215	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

66

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	215	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

67

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	215	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

68

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	215	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	215	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

69

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	215	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

70

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	215	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	215	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

71

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	215	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

72

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary President and Principal Executive Officer	Since 2011 Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (May 2020-present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (June 2020-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (June 2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

73

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

74

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communications Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with

75

Approval of Investment Advisory Contracts (continued)

the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Communication Services ETF			X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X

76

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including a product that has an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

77

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST1-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2020

PYZ	Invesco DWA Basic Materials Momentum ETF

PEZ	Invesco DWA Consumer Cyclicals Momentum ETF

PSL	Invesco DWA Consumer Staples Momentum ETF

PXI	Invesco DWA Energy Momentum ETF

PFI	Invesco DWA Financial Momentum ETF

PTH	Invesco DWA Healthcare Momentum ETF

PRN	Invesco DWA Industrials Momentum ETF

PTF	Invesco DWA Technology Momentum ETF

PUI	Invesco DWA Utilities Momentum ETF

PNQI	Invesco NASDAQ Internet ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Although the S&P 500 Index, considered representative of the US stock market, posted modest gains for the second quarter of 2019, US equities experienced increased volatility. After four consecutive months of rising stock prices, markets sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the US Federal Reserve (the “Fed”) cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. Cyclical sectors, where company performance tends to be closely linked to macroeconomic changes in the business cycle, were the hardest hit. At the close of the fiscal year in April, US unemployment numbers continued to climb, with over 30 million Americans seeking unemployment benefits since March 2020.3 In addition, the second gross domestic product estimate for the first quarter of 2020 saw the economy shrink by 5.0%, the sharpest drop since the 2008 financial crisis.2

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis
[3]	Source: The Associated Press

Global Equity

Global equity markets faced volatility in the second and third quarters of 2019, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK regarding its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of 2019 showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

Third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union.

Global equity markets started 2020 well, buoyed by positive economic data and the phase one signing of the US and China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while emerging equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy. At the close of the fiscal year, despite the continuing global spread of COVID-19, April saw both equity and credit markets stage a rebound from the severe market shock witnessed in March. In this environment, global equity markets declined for the fiscal year, with developed markets outperforming emerging markets.

3

PYZ	Manager’s Analysis
Invesco DWA Basic Materials Momentum ETF (PYZ)

As an index fund, the Invesco DWA Basic Materials Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Basic Materials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the basic materials sector for inclusion in the Index. Companies in the basic materials sector are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (19.74)%. On a net asset value (“NAV”) basis,

the Fund returned (19.95)%. During the same time period, the Index returned (19.38)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned (7.18)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 28 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the steel and specialty chemicals sub-industries and most underweight in the industrial gases and paper packaging sub-industries during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the security selection in the specialty chemicals sub-industry, the Fund being overweight and security selection in the steel sub-industry and the Fund being underweight the industrial gases sub-industry.

For the fiscal year ended April 30, 2020, the gold sub-industry contributed most significantly to the Fund’s return, followed by the industrial gases sub-industry. The specialty chemicals sub-industry detracted most significantly from the Fund’s return, followed by the steel sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Newmont Corp., a gold company (portfolio average weight of 3.17%), and Royal Gold, Inc., a gold company (portfolio average weight of 2.33%). Positions that detracted most significantly from the Fund’s return during this period included U.S. Silica Holdings, Inc., an oil & gas equipment & services company (no longer held at fiscal year-end), and DuPont de Nemours, Inc., a specialty chemicals company (no longer held at fiscal year-end).

4

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Specialty Chemicals	37.85
Fertilizers & Agricultural Chemicals	11.54
Commodity Chemicals	9.87
Steel	9.49
Gold	8.03
Industrial Gases	3.92
Paper Packaging	3.26
Diversified Metals & Mining	3.18
Specialized REITs	3.10
Sub-Industry Types Each Less Than 3%	9.73
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
FMC Corp.	4.22
Ecolab, Inc.	4.10
Newmont Corp.	4.04
Royal Gold, Inc.	3.99
Air Products and Chemicals, Inc.	3.92
PPG Industries, Inc.	3.41
Avery Dennison Corp.	3.26
Corteva, Inc.	3.22
RPM International, Inc.	2.71
Celanese Corp.	2.62
Total	35.49

*	Excluding money market fund holdings.

5

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Basic Materials Technical LeadersTM Index	(19.38)%	(6.45)%	(18.14)%	(0.64)%	(3.16)%	6.40%	86.04%	6.89%	146.57%
S&P 500® Materials Index	(7.18)	1.46	4.43	2.85	15.11	7.04	97.39	5.97	119.35
Fund
NAV Return	(19.95)	(7.08)	(19.76)	(1.31)	(6.37)	5.66	73.43	6.05	121.62
Market Price Return	(19.74)	(7.00)	(19.56)	(1.24)	(6.04)	5.67	73.63	6.07	122.27

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.76% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Basic Materials Technical Leaders Index performance is comprised of the performance of the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

6

PEZ	Manager’s Analysis
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

As an index fund, the Invesco DWA Consumer Cyclicals Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer discretionary sector for inclusion in the Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (26.47)%. On a net asset value (“NAV”) basis,

the Fund returned (26.51)%. During the same time period, the Index returned (26.04)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned 1.75%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 63 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track the Index, which employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the diversified consumer services sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the specialty retail sub-industry and being underweight in the internet & direct marketing retail sub-industry.

For the fiscal year ended April 30, 2020, the media sub-industry contributed most significantly to the Fund’s return followed by the internet & direct marketing retail sub-industry. The specialty retail sub-industry detracted most significantly from the Fund’s return, followed by the hotels restaurants & leisure and household durables sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Cable One, Inc., a media company (portfolio average weight of 2.79%), and Chipotle Mexican Grill, Inc., a hotels, restaurant & leisure company (portfolio average weight of 0.30%). Positions that detracted most significantly from the Fund’s return during this period included Planet Fitness, Inc., Class A, a hotels, restaurant & leisure company (no longer held at fiscal year-end), and Boot Barn Holdings, Inc., a specialty retail company (no longer held at fiscal year-end).

7

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Restaurants	11.52
Internet & Direct Marketing Retail	11.15
Cable & Satellite	9.48
Automotive Retail	8.47
General Merchandise Stores	6.80
Hypermarkets & Super Centers	6.13
Interactive Home Entertainment	5.98
Specialty Stores	5.88
Leisure Products	4.89
Footwear	4.41
Home Improvement Retail	4.37
Computer & Electronics Retail	3.99
Homebuilding	3.70
Publishing	3.36
Movies & Entertainment	3.22
Sub-Industry Types Each Less Than 3%	6.64
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
O’Reilly Automotive, Inc.	5.15
NIKE, Inc., Class B	4.41
Home Depot, Inc. (The)	4.37
Cable One, Inc.	4.11
Domino’s Pizza, Inc.	4.01
Best Buy Co., Inc.	3.99
Chipotle Mexican Grill, Inc.	3.93
Amazon.com, Inc.	3.80
Chewy, Inc., Class A	3.79
NVR, Inc.	3.70
Total	41.26

*	Excluding money market fund holdings.

8

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index	(26.04)%	(1.23)%	(3.66)%	(0.95)%	(4.68)%	7.09%	98.31%	4.95%	92.45%
S&P 500® Consumer Discretionary Index	1.75	11.58	38.93	11.46	72.01	15.02	305.18	10.90	306.32
Fund
NAV Return	(26.51)	(1.71)	(5.05)	(1.50)	(7.28)	6.40	86.01	4.34	77.73
Market Price Return	(26.47)	(1.70)	(5.01)	(1.48)	(7.21)	6.40	85.99	4.34	77.92

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.80% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

9

PSL	Manager’s Analysis
Invesco DWA Consumer Staples Momentum ETF (PSL)

As an index fund, the Invesco DWA Consumer Staples Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Staples Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer staples sector for inclusion in the Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (15.63)%. On a net asset value (“NAV”) basis,

the Fund returned (15.61)%. During the same time period, the Index returned (15.06)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 3.62%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 33 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component,whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the soft drinks sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the household products sub-industry and the underweight allocation to the hypermarkets & super centers sub-industries.

For the fiscal year ended April 30, 2020, the brewers sub-industry contributed most significantly to the Fund’s return, followed by the fertilizers & agricultural chemicals and environmental & facilities services sub-industries, respectively. The specialized consumer services sub-industry detracted most significantly from the Fund’s return, followed by the educational services and the food distributors sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Freshpet Inc., a packaged foods & meats company (portfolio average weight of 3.55%), and Boston Beer Co., Inc. Class A, a brewers company (portfolio average weight of 1.67%). Positions that detracted most significantly from the Fund’s return during this period included WW International, Inc., a specialized consumer services company (no longer held at fiscal year-end), and Lamb Weston Holdings, Inc., a packaged foods & meats company (no longer held at fiscal year-end).

10

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Packaged Foods & Meats	41.37
Household Products	13.51
Food Retail	7.87
Education Services	5.78
Environmental & Facilities Services	5.26
Brewers	4.70
Food Distributors	3.83
Distillers & Vintners	3.82
Personal Products	3.34
Health Care Services	3.23
Soft Drinks	3.02
Sub-Industry Types Each Less Than 3%	4.18
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Rollins, Inc.	5.26
McCormick & Co., Inc.	4.82
Boston Beer Co., Inc. (The), Class A	4.70
Church & Dwight Co., Inc.	4.60
Freshpet, Inc.	4.04
Brown-Forman Corp., Class B	3.82
Estee Lauder Cos., Inc. (The), Class A	3.34
Clorox Co. (The)	3.32
Casey’s General Stores, Inc.	3.32
Procter & Gamble Co. (The)	3.27
Total	40.49

*	Excluding money market fund holdings.

11

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Staples Technical LeadersTM Index	(15.06)%	2.07%	6.35%	5.02%	27.77%	10.68%	175.74%	8.87%	216.44%
S&P 500® Consumer Staples Index	3.62	4.81	15.14	6.76	38.67	10.87	180.68	9.37	236.79
Fund
NAV Return	(15.61)	1.45	4.41	4.37	23.82	9.97	158.64	8.16	189.39
Market Price Return	(15.63)	1.43	4.36	4.35	23.75	9.96	158.54	8.15	189.19

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Consumer Staples Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

12

PXI	Manager’s Analysis
Invesco DWA Energy Momentum ETF (PXI)

As an index fund, the Invesco DWA Energy Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Energy Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the energy sector for inclusion in the Index. Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (50.62)%. On a net asset value (“NAV”) basis, the Fund returned (50.75)%. During the same time period, the Index returned (50.59)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned (38.29)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 28 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection in the oil & gas exploration & production sub-industry and security selection and the Fund’s relative overweight allocation to the oil & gas equipment & services sub-industry.

For the fiscal year ended April 30, 2020, the integrated oil & gas sub-industry contributed most significantly to the Fund’s return. The oil & gas equipment & services sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas exploration & production sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Apache Corp., an oil & gas exploration & production company (portfolio average weight of 0.20%), and Parsley Energy, Inc., Class A, an oil & gas exploration & production company (portfolio average weight of 0.70%). Positions that detracted most significantly from the Fund’s return during this period included PBF Energy Inc., Class A, an oil & gas refining & marketing company (no longer held at fiscal year-end), and Targa Resources Corp., an oil & gas storage & transportation company (portfolio average weight of 2.93%).

13

Invesco DWA Energy Momentum ETF (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Oil & Gas Exploration & Production	40.02
Oil & Gas Refining & Marketing	19.23
Oil & Gas Storage & Transportation	14.43
Oil & Gas Equipment & Services	11.48
Integrated Oil & Gas	8.72
Sub-Industry Types Each Less Than 3%	6.18
Money Market Funds Plus Other Assets Less Liabilities	(0.06)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Valero Energy Corp.	4.66
Phillips 66	3.99
Cheniere Energy, Inc.	3.89
Hess Corp.	3.86
HollyFrontier Corp.	3.78
Williams Cos., Inc. (The)	3.58
ConocoPhillips	3.57
Chevron Corp.	3.51
Apache Corp.	3.30
Exxon Mobil Corp.	2.96
Total	37.10

*	Excluding money market fund holdings.

14

Invesco DWA Energy Momentum ETF (PXI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Energy Technical LeadersTM Index	(50.59)%	(23.50)%	(55.23)%	(19.39)%	(65.97)%	(4.76)%	(38.61)%	(2.26)%	(26.68)%
S&P 500® Energy Index	(38.29)	(13.68)	(35.68)	(10.78)	(43.48)	(1.63)	(15.19)	(0.05)	(0.66)
Fund
NAV Return	(50.75)	(23.88)	(55.89)	(19.81)	(66.84)	(5.33)	(42.19)	(2.83)	(32.27)
Market Price Return	(50.62)	(23.80)	(55.76)	(19.77)	(66.75)	(5.31)	(42.04)	(2.81)	(32.03)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.75% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Energy Technical Leaders Index performance is comprised of the performance of the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

15

PFI	Manager’s Analysis
Invesco DWA Financial Momentum ETF (PFI)

As an index fund, the Invesco DWA Financial Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Financials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the financials sector for inclusion in the Index. Companies in the financials sector are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (8.31)%. On a net asset value (“NAV”) basis,

the Fund returned (8.33)%. During the same time period, the Index returned (7.83)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading costs around the rebalances during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (16.71)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the specialized REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the diversified banks sub-industry and overweight in the financial exchanges & data sub-industry.

For the fiscal year ended April 30, 2020, the financial exchanges & data sub-industry contributed most significantly to the Fund’s return, followed by the specialized REITs sub-industry. The consumer finance sub-industry detracted most significantly from the Fund’s return, followed by the thrifts & mortgage finance and property & casualty insurance sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included MarketAxess Holdings Inc., a financial exchanges & data company (portfolio average weight of 3.33%), and American Tower Corp., a specialized REITs company (portfolio average weight of 3.40%). Positions that detracted most significantly from the Fund’s return during this period included NMI Holdings, Inc., Class A, a thrifts & mortgage finance company (no longer held at fiscal year-end), and Fidelity National Financial, Inc., a property & casualty insurance company (no longer held at fiscal year-end).

16

Invesco DWA Financial Momentum ETF (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financial Exchanges & Data	25.89
Specialized REITs	18.48
Property & Casualty Insurance	15.79
Industrial REITs	10.27
Data Processing & Outsourced Services	6.29
Insurance Brokers	5.88
Asset Management & Custody Banks	4.28
Regional Banks	3.55
Sub-Industry Types Each Less Than 3%	9.55
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
MarketAxess Holdings, Inc.	8.74
American Tower Corp.	7.49
Progressive Corp. (The)	4.86
S&P Global, Inc.	3.50
MSCI, Inc.	3.47
Moody’s Corp.	3.47
Mastercard, Inc., Class A	3.31
Visa, Inc., Class A	2.98
Prologis, Inc.	2.54
Duke Realty Corp.	2.51
Total	42.87

*	Excluding money market fund holdings.

17

Invesco DWA Financial Momentum ETF (PFI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Financials Technical LeadersTM Index	(7.83)%	3.40%	10.56%	2.95%	15.65%	7.92%	114.36%	3.91%	68.25%
S&P 500® Financials Index	(16.71)	1.00	3.02	5.24	29.07	7.72	110.44	0.43	5.93
Fund
NAV Return	(8.33)	2.78	8.59	2.30	12.05	7.20	100.36	3.16	52.49
Market Price Return	(8.31)	2.78	8.59	2.29	11.98	7.20	100.35	3.16	52.46

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.79% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Financials Technical Leaders Index performance is comprised of the performance of the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

18

PTH	Manager’s Analysis
Invesco DWA Healthcare Momentum ETF (PTH)

As an index fund, the Invesco DWA Healthcare Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Healthcare Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the health care sector for inclusion in the Index. Companies in the health care sector are principally engaged in the business of providing health care-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 26.78%. On a net asset value (“NAV”) basis,

the Fund returned 26.39%. During the same time period, the Index returned 26.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 14.52%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 60 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the health care sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2020, the pharmaceuticals sub-industry contributed most significantly to the Fund’s return, followed by the health care equipment and health care technology sub-industries, respectively. The health care services sub-industry detracted most significantly from the Fund’s return, followed by the insurance brokers sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Axsome Therapeutics, Inc., a pharmaceuticals company (portfolio average weight of 2.61%), and Teladoc Health, Inc., a health care technology company (portfolio average weight of 2.32%). Positions that detracted most significantly from the Fund’s return during this period included Align Technology, Inc., a biotechnology company (no longer held at fiscal year-end), and Reata Pharmaceuticals, Inc. Class A, a pharmaceuticals company (no longer held at fiscal year-end).

19

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Biotechnology	38.14
Pharmaceuticals	16.78
Life Sciences Tools & Services	10.31
Health Care Equipment	9.89
Health Care Supplies	8.35
Health Care Services	5.28
Health Care Technology	3.47
Insurance Brokers	3.33
Managed Health Care	3.19
Health Care Facilities	1.29
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Axsome Therapeutics, Inc.	5.48
West Pharmaceutical Services, Inc.	4.58
Masimo Corp.	4.32
Novavax, Inc.	3.74
Amedisys, Inc.	3.56
Thermo Fisher Scientific, Inc.	3.52
Teladoc Health, Inc.	3.47
eHealth, Inc.	3.33
UnitedHealth Group, Inc.	3.19
Moderna, Inc.	3.07
Total	38.26

*	Excluding money market fund holdings.

20

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Healthcare Technical LeadersTM Index	26.92%	21.94%	81.33%	11.92%	75.58%	15.27%	314.18%	11.53%	338.85%
S&P 500® Health Care Index	14.52	11.97	40.39	8.86	52.88	14.63	291.80	10.57	290.35
Fund
NAV Return	26.39	21.34	78.67	11.26	70.46	14.53	288.36	10.78	300.29
Market Price Return	26.78	21.42	79.01	11.31	70.87	14.56	289.18	10.79	300.98

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Healthcare Technical Leaders Index performance is comprised of the performance of the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

21

PRN	Manager’s Analysis
Invesco DWA Industrials Momentum ETF (PRN)

As an index fund, the Invesco DWA Industrials Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Industrials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the industrials sector for inclusion in the Index. Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (2.61)%. On a net asset value (“NAV”) basis,

the Fund returned (2.95)%. During the same time period, the Index returned (2.45)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned (15.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the industrials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology services sub-industry and most underweight in the industrial conglomerates sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection and the Fund being overweight in the aerospace & defense sub-industry, the Fund being overweight in the health care equipment & supplies sub-industry and the Fund being underweight in the airlines sub-industry.

For the fiscal year ended April 30, 2020, the trucking sub-industry contributed most significantly to the Fund’s return, followed by the research & consulting services and semiconductor equipment sub-industries, respectively. The industrial machinery sub-industry detracted most significantly from the Fund’s return, followed by the diversified support services and building products sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included Old Dominion Freight Line, Inc., a trucking company (portfolio average weight of 2.21%), and Danaher Corp., a health care equipment company (portfolio average weight of 3.51%). Positions that detracted most significantly from the Fund’s return during this period included Cintas Corp., a diversified support services company (no longer held at fiscal year-end), and Bloom Energy Corp., Class A , a heavy electrical equipment company (no longer held at fiscal year-end).

22

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Aerospace & Defense	17.25
Industrial Machinery	7.55
IT Consulting & Other Services	7.04
Research & Consulting Services	6.62
Electrical Components & Equipment	6.19
Paper Packaging	5.78
Data Processing & Outsourced Services	5.61
Trucking	5.48
Environmental & Facilities Services	4.43
Building Products	4.36
Specialty Chemicals	3.85
Distributors	3.54
Health Care Equipment	3.38
Industrial Conglomerates	3.29
Diversified Support Services	3.15
Life Sciences Tools & Services	3.08
Sub-Industry Types Each Less Than 3%	9.39
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Lockheed Martin Corp.	3.88
Sherwin-Williams Co. (The)	3.85
AMETEK, Inc.	3.75
Accenture PLC, Class A	3.57
TransDigm Group, Inc.	3.55
Pool Corp.	3.54
Booz Allen Hamilton Holding Corp.	3.47
Danaher Corp.	3.38
Roper Technologies, Inc.	3.29
Old Dominion Freight Line, Inc.	3.25
Total	35.53

*	Excluding money market fund holdings.

23

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Industrials Technical LeadersTM Index	(2.45)%	6.69%	21.44%	6.76%	38.72%	10.92%	181.96%	8.25%	192.63%
S&P 500® Industrials Index	(15.90)	0.40	1.21	4.71	25.86	9.05	137.84	6.44	133.00
Fund
NAV Return	(2.95)	6.05	19.26	6.10	34.45	10.08	161.26	7.41	163.52
Market Price Return	(2.61)	6.17	19.69	6.17	34.88	10.12	162.26	7.44	164.54

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Industrials Technical Leaders Index performance is comprised of the performance of the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

24

PTF	Manager’s Analysis
Invesco DWA Technology Momentum ETF (PTF)

As an index fund, the Invesco DWA Technology Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technology Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the technology sector for inclusion in the Index. Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, internet, electronics and semiconductors, and wireless communication technologies.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 6.65%. On a net asset value (“NAV”) basis, the

Fund returned 6.70%. During the same time period, the Index returned 7.33%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around rebalances during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 18.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the software sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the technology hardware storage & peripherals sub-industry.

For the fiscal year ended April 30, 2020, the software sub-industry contributed most significantly to the Fund’s return, followed by the semiconductors, semiconductor equipment and health care technology sub-industries, respectively. The communications equipment sub-industry detracted most significantly from the Fund’s return, followed by the IT services and interactive media & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included RingCentral, Inc., Class A, an application software company (portfolio average weight of 5.28%), and Advanced Micro Devices, Inc., a semiconductors company (portfolio average weight of 2.27%). Positions that detracted most significantly from the Fund’s return during this period included EverQuote, Inc., Class A, an application software company (no longer held at fiscal year-end), and Perficient, Inc., an IT services company (no longer held at fiscal year-end).

25

Invesco DWA Technology Momentum ETF (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Application Software	33.95
Semiconductors	15.18
Systems Software	10.53
Internet Services & Infrastructure	8.16
IT Consulting & Other Services	7.15
Health Care Technology	5.41
Technology Hardware, Storage & Peripherals	5.10
Communications Equipment	4.06
Interactive Home Entertainment	3.97
Sub-Industry Types Each Less Than 3%	6.52
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Five9, Inc.	5.17
Apple, Inc.	5.10
RingCentral, Inc., Class A	4.29
Monolithic Power Systems, Inc.	4.28
NVIDIA Corp.	4.12
Coupa Software, Inc.	3.81
Veeva Systems, Inc., Class A	3.71
Okta, Inc.	3.58
Advanced Micro Devices, Inc.	3.45
Inphi Corp.	3.33
Total	40.84

*	Excluding money market fund holdings.

26

Invesco DWA Technology Momentum ETF (PTF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Technology Technical LeadersTM Index	7.33%	19.94%	72.54%	14.39%	95.86%	13.47%	253.71%	9.33%	234.83%
S&P 500® Information Technology Index	18.07	21.79	80.66	19.56	144.31	17.09	384.56	13.43	451.77
Fund
NAV Return	6.70	19.24	69.53	13.76	90.52	12.73	231.33	8.61	206.17
Market Price Return	6.65	19.30	69.78	13.78	90.71	12.74	231.72	8.61	206.41

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Technology Technical Leaders Index performance is comprised of the performance of the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

27

PUI	Manager’s Analysis
Invesco DWA Utilities Momentum ETF (PUI)

As an index fund, the Invesco DWA Utilities Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Utilities Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the utilities sector for inclusion in the Index. Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (3.53)%. On a net asset value (“NAV”) basis, the Fund returned (3.84)%. During the same time period, the Index returned (3.29)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 0.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 28 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight and the Fund’s stock selection in the electric utilities sub-industry.

For the fiscal year ended April 30, 2020, the oil & gas exploration & production subindustry contributed most significantly to the Fund’s return. The electric utilities sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020 included EQT Corp., an oil & gas exploration & production company (portfolio average weight of 0.24%), and NextEra Energy, Inc., an electric utilities company (portfolio average weight of 3.95%). Positions that detracted most significantly from the Fund’s return during this period included ONEOK, Inc., an oil & gas storage & transportation company (portfolio average weight of 3.26%), and Vistra Energy Corp., an independent power producers & energy company (no longer held at fiscal year-end).

28

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Electric Utilities	44.45
Multi-Utilities	24.33
Water Utilities	11.81
Gas Utilities	8.63
Oil & Gas Exploration & Production	3.65
Sub-Industry Types Each Less Than 3%	7.01
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
NextEra Energy, Inc.	4.56
WEC Energy Group, Inc.	4.39
Southern Co. (The)	4.21
Xcel Energy, Inc.	4.19
Atmos Energy Corp.	4.01
Entergy Corp.	4.01
American Water Works Co., Inc.	3.81
Eversource Energy	3.73
Alliant Energy Corp.	3.67
EQT Corp.	3.65
Total	40.23

*	Excluding money market fund holdings.

29

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Utilities Technical LeadersTM Index	(3.29)%	6.20%	19.77%	9.60%	58.13%	11.01%	184.14%	8.50%	226.60%
S&P 500® Utilities Index	0.83	7.08	22.78	9.06	54.32	10.65	175.22	8.41	222.67
Fund
NAV Return	(3.84)	5.57	17.67	8.96	53.60	10.23	164.76	7.75	195.32
Market Price Return	(3.53)	5.68	18.02	9.05	54.19	10.26	165.66	7.78	196.68

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Utilities Technical Leaders Index performance is comprised of the performance of the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

30

PNQI	Manager’s Analysis
Invesco NASDAQ Internet ETF (PNQI)

As an index fund, the Invesco NASDAQ Internet ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc.SM (the “Index Provider”) compiles the Index, which is designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses that are listed on one of the New York Stock Exchange, NYSE American, Cboe Exchange or The Nasdaq Stock Market. Companies in the Index include internet software and services companies involved in internet-related services, including internet access providers, internet search engines, web hosting, website design, and e-commerce. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 3.05%. On a net asset value (“NAV”) basis, the Fund returned 3.07%. During the same time period, the Index returned 3.68%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned 16.90%. The Benchmark Index is an unmanaged, modified market-capitalization weighted index based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that consists of companies engaged in internet-related businesses, whereas the Benchmark Index consists of approximately 100 of the largest non-financial companies listed on the NASDAQ Stock Market, which may include companies that are not engaged in internet related businesses.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services retail sub-industry and most underweight in the semiconductors & semiconductors equipment sub-industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight and security selection in the software sub-industry.

For the fiscal year ended April 30, 2020, the entertainment sub-industry contributed most significantly to the Fund’s return, followed by the internet & direct marketing retail and IT services sub-industries, respectively. The interactive media & services sub-industry detracted most significantly from the Fund’s return, followed by the communications equipment and software sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Amazon.com, Inc., an internet & direct marketing retail company (portfolio average weight of 8.33%), and Netflix, Inc., an entertainment company (portfolio average weight of 8.07%). Positions that detracted most significantly from the Fund’s return during this period included Baidu, Inc., ADR (China), an interactive media & services company (portfolio average weight of 3.40%), and Twitter, Inc., an interactive media & services company (portfolio average weight of 2.98%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Internet & Direct Marketing Retail	31.55
Interactive Media & Services	23.45
Application Software	18.44
Internet Services & Infrastructure	9.38
Movies & Entertainment	7.23
Trucking	4.03
Sub-Industry Types Each Less Than 3%	5.92
Money Market Funds Plus Other Assets Less Liabilities	(0.00)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Amazon.com, Inc.	10.02
Facebook, Inc., Class A	8.12
Adobe, Inc.	7.82
Alphabet, Inc., Class C	7.69
Alibaba Group Holding Ltd., ADR	7.44
Netflix, Inc.	4.34
Shopify Inc, Class A	4.34
salesforce.com, inc.	3.62
Uber Technologies, Inc.	3.39
Booking Holdings, Inc.	3.33
Total	60.11

*	Excluding money market fund holdings.

31

Invesco NASDAQ Internet ETF (PNQI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ Internet IndexSM	3.68%	14.64%	50.65%	15.87%	108.85%	18.66%	453.56%	17.11%	553.48%
NASDAQ-100® Index	16.90	18.52	66.51	16.65	115.95	17.58	404.93	15.09	431.33
Fund
NAV Return	3.07	13.99	48.13	15.23	103.17	18.04	424.94	16.49	513.28
Market Price Return	3.05	13.96	48.01	15.23	103.13	18.02	424.32	16.33	503.42

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.62% includes the unitary management fee of 0.60% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

32

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

33

Invesco DWA Basic Materials Momentum ETF (PYZ)

April  30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Aluminum-1.32%
Kaiser Aluminum Corp.	6,490	$468,773

Commodity Chemicals-9.87%
Cabot Corp.	15,311	518,890
Dow, Inc.	22,262	816,793
LyondellBasell Industries N.V., Class A	14,454	837,609
Olin Corp.	58,322	778,599
Westlake Chemical Corp.	13,038	566,501

		3,518,392

Copper-2.51%
Freeport-McMoRan, Inc.	101,454	895,839

Diversified Chemicals-2.43%
Eastman Chemical Co	14,326	866,866

Diversified Metals & Mining-3.18%
Compass Minerals International, Inc.	11,497	565,193
Materion Corp.	10,941	566,087

		1,131,280

Fertilizers & Agricultural Chemicals-11.54%
CF Industries Holdings, Inc.	25,108	690,470
Corteva, Inc.	43,772	1,146,389
FMC Corp.	16,380	1,505,322
Mosaic Co. (The)	66,937	770,445

		4,112,626

Gold-8.03%
Newmont Corp.	24,237	1,441,617
Royal Gold, Inc.	11,599	1,421,225

		2,862,842

Industrial Gases-3.92%
Air Products and Chemicals, Inc.	6,196	1,397,694

Life Sciences Tools & Services-2.02%
Avantor, Inc.(b)	42,813	719,686

Paper Packaging-3.26%
Avery Dennison Corp.	10,509	1,160,088

Paper Products-1.45%
Schweitzer-Mauduit International, Inc., Class A	16,063	517,550

Specialized REITs-3.10%
PotlatchDeltic Corp.	16,522	580,087
Rayonier, Inc.	21,757	522,821

		1,102,908

Specialty Chemicals-37.85%
Albemarle Corp.(c)	11,754	722,048
Balchem Corp.	6,555	584,968
Celanese Corp.	11,240	933,707

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Specialty Chemicals-(continued)
Ecolab, Inc.	7,547	$1,460,344
Ferro Corp.(b)	41,643	415,181
Ingevity Corp.(b)	14,293	742,093
Innospec, Inc.	7,128	516,923
International Flavors & Fragrances, Inc.(c)	6,299	825,358
Livent Corp.(b)	96,747	599,831
Minerals Technologies, Inc.	11,100	488,844
NewMarket Corp.	2,047	842,218
PolyOne Corp.	31,321	729,466
PPG Industries, Inc.	13,383	1,215,578
Quaker Chemical Corp.	5,355	814,603
RPM International, Inc.	14,520	964,273
Sensient Technologies Corp.	10,276	491,090
Stepan Co.	5,420	517,068
W.R. Grace & Co.	13,237	625,183

		13,488,776

Steel-9.49%
Carpenter Technology Corp.	20,501	454,507
Commercial Metals Co.	32,896	524,362
Reliance Steel & Aluminum Co.	8,686	778,092
Steel Dynamics, Inc.	32,747	794,770
United States Steel Corp.(c)	108,052	829,839

		3,381,570

Total Common Stocks & Other Equity Interests (Cost $35,805,275)		35,624,890

Money Market Funds-0.48%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $169,818)	169,818	169,818

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.45% (Cost $35,975,093)		35,794,708

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.37%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $2,269,357)	2,269,357	2,269,357

TOTAL INVESTMENTS IN SECURITIES-106.82% (Cost $38,244,450)		38,064,065
OTHER ASSETS LESS LIABILITIES-(6.82)%		(2,430,358)

NET ASSETS-100.00%		$35,633,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco DWA Basic Materials Momentum ETF (PYZ)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$236,202	$2,985,224	$(3,051,608)	$-	$-	$169,818	$3,191
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	2,155,286	21,500,554	(23,655,840)	-	-	-	21,848
Invesco Liquid Assets Portfolio, Institutional Class*	718,429	6,681,431	(7,399,751)	-	(109)	-	7,654
Invesco Private Government Fund	-	4,949,983	(2,680,626)	-	-	2,269,357	1

Total	$3,109,917	$36,117,192	$(36,787,825)	$-	$(109)	$2,439,175	$32,694

* At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Apparel Retail-1.82%
Buckle, Inc. (The)(b)	19,812	$303,322

Auto Parts & Equipment-2.46%
Gentex Corp.	16,911	409,923

Automotive Retail-8.47%
Murphy USA, Inc.(c)	5,178	553,010
O’Reilly Automotive, Inc.(c)	2,221	858,061

		1,411,071

Cable & Satellite-9.48%
Cable One, Inc.	358	684,804
Comcast Corp., Class A	12,699	477,863
Liberty Broadband Corp., Class A(c)	3,470	416,470

		1,579,137

Computer & Electronics Retail-3.99%
Best Buy Co., Inc.	8,665	664,865

Drug Retail-2.36%
Rite Aid Corp.(c)	27,424	392,986

Footwear-4.41%
NIKE,Inc., Class B	8,432	735,102

General Merchandise Stores-6.80%
Dollar General Corp.	3,382	592,865
Target Corp.	4,911	538,933

		1,131,798

Home Improvement Retail-4.37%
Home Depot, Inc. (The)	3,311	727,857

Homebuilding-3.70%
NVR, Inc.(c)	199	616,900

Hypermarkets & Super Centers-6.13%
Costco Wholesale Corp.	1,719	520,857
Walmart, Inc.	4,116	500,300

		1,021,157

Interactive Home Entertainment-5.98%
Electronic Arts, Inc.(c)	4,472	510,971
Take-Two Interactive Software, Inc.(c)	4,003	484,563

		995,534

Internet & Direct Marketing Retail-11.15%
Amazon.com, Inc.(c)	256	633,344
Chewy, Inc., Class A(c)	14,578	630,353
PetMed Express, Inc.(b)	14,983	592,877

		1,856,574

	Shares	Value
Leisure Products-4.89%
Acushnet Holdings Corp.	14,479	$396,725
Vista Outdoor, Inc.(c)	41,203	416,974

		813,699

Movies & Entertainment-3.22%
Netflix, Inc.(c)	1,279	536,988

Publishing-3.36%
New York Times Co. (The), Class A	17,193	559,116

Restaurants-11.52%
Chipotle Mexican Grill, Inc.(c)	745	654,520
Domino’s Pizza, Inc.	1,848	668,846
Papa John’s International, Inc.	8,289	596,145

		1,919,511

Specialty Stores-5.88%
Sportsman’s Warehouse Holdings, Inc.(c)	57,848	414,192
Tractor Supply Co.	5,575	565,472

		979,664

Total Common Stocks & Other Equity Interests (Cost $15,329,967)		16,655,204

Money Market Funds-0.93%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $153,870)	153,870	153,870

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.92% (Cost $15,483,837)		16,809,074

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.11%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $851,641)	851,641	851,641

TOTAL INVESTMENTS IN SECURITIES-106.03% (Cost $16,335,478)		17,660,715
OTHER ASSETS LESS LIABILITIES-(6.03)%		(1,004,017)

NET ASSETS-100.00%		$16,656,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	Gain	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$173,843	$523,517	$(543,490)	$-	$-	$153,870	$2,593
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	2,356,522	30,164,227	(32,520,749)	-	-	-	23,482
Invesco Liquid Assets Portfolio, Institutional Class*	785,512	8,819,985	(9,605,543)	-	46	-	8,447
Invesco Private Government Fund	-	2,072,872	(1,221,231)	-	-	851,641	1

Total	$3,315,877	$41,580,601	$(43,891,013)	$-	$46	$1,005,511	$34,523

* At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco DWA Consumer Staples Momentum ETF (PSL)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Agricultural Products-1.35%
Fresh Del Monte Produce, Inc.	51,721	$1,474,566

Brewers-4.70%
Boston Beer Co., Inc. (The), Class A(b)	11,022	5,141,873

Distillers & Vintners-3.82%
Brown-Forman Corp., Class B	67,244	4,182,577

Education Services-5.78%
Bright Horizons Family Solutions, Inc.(b)	25,996	3,027,234
Strategic Education, Inc.	20,739	3,303,723

		6,330,957

Environmental & Facilities Services-5.26%
Rollins, Inc.	143,991	5,759,640

Fertilizers & Agricultural Chemicals-2.83%
Scotts Miracle-Gro Co. (The)	24,992	3,099,758

Food Distributors-3.83%
SpartanNash Co.	113,824	1,952,082
United Natural Foods, Inc.(b)(c)	211,235	2,247,540

		4,199,622

Food Retail-7.87%
Casey’s General Stores, Inc.	24,014	3,635,960
Grocery Outlet Holding Corp.(b)	62,390	2,075,715
Kroger Co. (The)	91,888	2,904,580

		8,616,255

Health Care Services-3.23%
Chemed Corp.	8,499	3,540,428

Household Products-13.51%
Church & Dwight Co., Inc.	71,982	5,038,020
Clorox Co. (The)	19,528	3,640,800
Procter & Gamble Co. (The)	30,401	3,583,366
WD-40 Co.	14,556	2,536,820

		14,799,006

Packaged Foods & Meats-41.37%
Campbell Soup Co.	60,855	3,041,533
Conagra Brands, Inc.	95,483	3,192,951
Flowers Foods, Inc.	103,534	2,306,738
Freshpet, Inc.(b)	58,718	4,427,924
Hain Celestial Group, Inc. (The)(b)	84,844	2,192,369

	Shares	Value
Packaged Foods & Meats-(continued)
Hershey Co. (The)	25,861	$3,424,772
Hormel Foods Corp.	69,948	3,277,064
JM Smucker Co. (The)	24,895	2,860,684
John B. Sanfilippo & Son, Inc.	31,753	2,607,874
Kellogg Co.	46,727	3,060,618
Lancaster Colony Corp.	18,679	2,514,754
McCormick & Co., Inc.	33,686	5,283,312
Mondelez International, Inc., Class A	55,252	2,842,163
Sanderson Farms, Inc.	19,297	2,627,094
Tootsie Roll Industries, Inc.(c)	46,975	1,650,232

		45,310,082

Personal Products-3.34%
Estee Lauder Cos., Inc. (The), Class A	20,712	3,653,597

Soft Drinks-3.02%
PepsiCo, Inc.	25,007	3,308,176

Total Common Stocks & Other Equity Interests (Cost $102,766,238)		109,416,537

Money Market Funds-0.28%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $305,656)	305,656	305,656

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.19% (Cost $103,071,894)		109,722,193

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.36%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $3,678,757)	3,678,757	3,678,757

TOTAL INVESTMENTS IN SECURITIES-103.55% (Cost $106,750,651)		113,400,950
OTHER ASSETS LESS LIABILITIES-(3.55)%		(3,888,313)

NET ASSETS-100.00%		$109,512,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco DWA Consumer Staples Momentum ETF (PSL)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$281,289	$2,414,968	$(2,390,601)	$-	$-	$305,656	$4,499
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	3,238,341	49,250,470	(52,488,811)	-	-	-	22,914
Invesco Liquid Assets Portfolio, Institutional Class*	1,079,447	10,921,966	(12,001,237)	-	(176)	-	8,105
Invesco Private Government Fund	-	7,534,609	(3,855,852)	-	-	3,678,757	2

Total	$4,599,077	$70,122,013	$(70,736,501)	$-	$(176)	$3,984,413	$35,520

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco DWA Energy Momentum ETF (PXI)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.06%
Coal & Consumable Fuels-2.83%
Arch Coal, Inc., Class A	6,348	$185,298
CONSOL Energy, Inc.(b)(c)	40,813	309,771

		495,069

Integrated Oil & Gas-8.72%
Chevron Corp.	6,678	614,376
Exxon Mobil Corp.	11,118	516,653
Occidental Petroleum Corp.	23,658	392,723

		1,523,752

Oil & Gas Drilling-1.52%
Helmerich & Payne, Inc.	13,427	265,452

Oil & Gas Equipment & Services-11.48%
Cactus, Inc., Class A	14,968	266,131
Core Laboratories N.V.	20,575	403,476
Dril-Quip, Inc.(b)	9,692	321,096
Halliburton Co.	43,978	461,769
National Oilwell Varco, Inc.	20,335	257,034
Schlumberger Ltd.	17,662	297,075

		2,006,581

Oil & Gas Exploration & Production-40.02%
Apache Corp.	44,104	576,880
Cabot Oil & Gas Corp.	21,796	471,229
Cimarex Energy Co.	17,418	442,766
CNX Resources Corp.(b)	40,905	433,593
Concho Resources, Inc.	6,415	363,859
ConocoPhillips	14,816	623,754
Continental Resources, Inc.(c)	30,133	493,880
Devon Energy Corp.	36,982	461,166
Diamondback Energy, Inc.	11,719	510,245
EOG Resources, Inc.	6,975	331,382
Hess Corp.	13,884	675,318
Noble Energy, Inc.	44,778	439,272
Parsley Energy, Inc., Class A	45,474	429,729
PDC Energy, Inc.(b)	30,005	389,765
Pioneer Natural Resources Co.	3,941	351,971

		6,994,809

Oil & Gas Refining & Marketing-19.23%
CVR Energy, Inc.(c)	18,555	442,537

	Shares	Value
Oil & Gas Refining & Marketing-(continued)
Delek US Holdings, Inc.	15,938	$372,152
HollyFrontier Corp.	20,004	660,932
Phillips 66	9,521	696,652
Renewable Energy Group, Inc.(b)	15,053	373,465
Valero Energy Corp.	12,864	814,934

		3,360,672

Oil & Gas Storage & Transportation-14.43%
Cheniere Energy, Inc.(b)	14,547	679,199
Equitrans Midstream Corp.(c)	40,654	340,680
Kinder Morgan, Inc.	33,368	508,195
Targa Resources Corp.	28,347	367,377
Williams Cos., Inc. (The)	32,321	626,058

		2,521,509

Steel-1.83%
Warrior Met Coal, Inc.	25,545	320,590

Total Common Stocks & Other Equity Interests (Cost $22,094,702)		17,488,434

Money Market Funds-0.85%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $149,226)	149,226	149,226

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.91% (Cost $22,243,928)		17,637,660

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.12%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $1,420,063)	1,420,063	1,420,063

TOTAL INVESTMENTS IN SECURITIES-109.03% (Cost $23,663,991)		19,057,723
OTHER ASSETS LESS LIABILITIES-(9.03)%		(1,578,845)

NET ASSETS-100.00%		$17,478,878

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$173,555	$2,332,296	$(2,356,625)	$-	$-	$149,226	$2,678

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco DWA Energy Momentum ETF (PXI)–(continued)

April 30, 2020

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	$1,381,049	$25,841,411	$(27,222,460)	$-	$-	$-	$27,889
Invesco Liquid Assets Portfolio, Institutional Class*	460,350	7,911,185	(8,371,409)	-	(126)	-	10,231
Invesco Private Government Fund	-	3,211,547	(1,791,484)	-	-	1,420,063	1

Total	$2,014,954	$39,296,439	$(39,741,978)	$-	$(126)	$1,569,289	$40,799

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco DWA Financial Momentum ETF (PFI)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Aerospace & Defense-2.38%
Virgin Galactic Holdings, Inc.(b)(c)	38,825	$684,097

Application Software-1.75%
Envestnet, Inc.(b)	8,020	501,410

Asset Management & Custody Banks-4.28%
Ares Management Corp., Class A	17,228	577,999
Blackstone Group, Inc. (The), Class A	12,427	649,187

		1,227,186

Data Processing & Outsourced Services-6.29%
Mastercard, Inc., Class A	3,458	950,846
Visa, Inc., Class A	4,779	854,103

		1,804,949

Financial Exchanges & Data-25.89%
CME Group, Inc., Class A	3,364	599,499
Intercontinental Exchange, Inc.	6,796	607,902
MarketAxess Holdings, Inc.	5,514	2,508,925
Moody’s Corp.	4,077	994,380
MSCI, Inc.	3,043	995,061
Nasdaq, Inc.	6,533	716,474
S&P Global, Inc.	3,434	1,005,750

		7,427,991

Industrial REITs-10.27%
Americold Realty Trust	17,540	536,549
Duke Realty Corp.	20,738	719,609
Prologis, Inc.	8,171	729,098
Rexford Industrial Realty, Inc.	11,734	477,808
Terreno Realty Corp.	8,810	482,964

		2,946,028

Insurance Brokers-5.88%
Arthur J. Gallagher & Co.	6,971	547,224
Brown & Brown, Inc.	14,964	537,357
Marsh & McLennan Cos., Inc.	6,183	601,791

		1,686,372

Investment Banking & Brokerage-1.72%
Houlihan Lokey, Inc.	8,301	492,913

Multi-Sector Holdings-1.51%
Cannae Holdings, Inc.(b)	13,778	434,696

Office REITs-2.19%
Alexandria Real Estate Equities, Inc.	4,001	628,517

Property & Casualty Insurance-15.79%
AMERISAFE, Inc.	6,992	445,181

Investment Abbreviations:
REIT-Real Estate Investment Trust

	Shares	Value
Property & Casualty Insurance-(continued)
Erie Indemnity Co., Class A	3,833	$682,504
Kemper Corp.	7,278	489,227
Kinsale Capital Group, Inc.	5,426	589,372
Palomar Holdings, Inc.(b)	9,522	557,037
Progressive Corp. (The)	18,033	1,393,951
RLI Corp.	5,149	375,002

		4,532,274

Regional Banks-3.55%
First Financial Bankshares, Inc.	16,551	460,946
ServisFirst Bancshares, Inc.	15,741	559,120

		1,020,066

Specialized REITs-18.48%
American Tower Corp.	9,027	2,148,426
CoreSite Realty Corp.	5,701	690,904
Crown Castle International Corp.	4,401	701,652
Digital Realty Trust, Inc.	4,526	676,592
QTS Realty Trust, Inc., Class A	8,846	553,140
Safehold, Inc.	9,199	531,334

		5,302,048

Total Common Stocks & Other Equity Interests (Cost $26,679,560)		28,688,547

Money Market Funds-0.56%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $161,230)	161,230	161,230

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral fromsecurities on loan)-100.54% (Cost $2G6,840,790)		28,849,777

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.45%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $703,151)	703,151	703,151

TOTAL INVESTMENTS IN SECURITIES-102.99% (Cost $27,543,941)		29,552,928
OTHER ASSETS LESS LIABILITIES-(2.99)%		(858,330)

NET ASSETS-100.00%		$28,694,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco DWA Financial Momentum ETF (PFI)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$126,694	$2,224,523	$(2,189,987)	$-	$-	$161,230	$2,406
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	619,301	20,455,164	(21,074,465)	-	-	-	20,243
Invesco Liquid Assets Portfolio, Institutional Class*	206,434	6,284,072	(6,490,481)	-	(25)	-	7,320
Invesco Private Government Fund	-	1,378,175	(675,024)	-	-	703,151	-

Total	$952,429	$30,341,934	$(30,429,957)	$-	$(25)	$864,381	$29,969

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco DWA Healthcare Momentum ETF (PTH)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Biotechnology-38.14%
ACADIA Pharmaceuticals, Inc.(b)	153,239	$7,402,976
Acceleron Pharma, Inc.(b)	60,876	5,511,104
Adverum Biotechnologies, Inc.(b)	394,693	4,677,112
Akebia Therapeutics, Inc.(b)	420,949	3,409,687
Alector, Inc.(b)	127,111	3,142,184
Amgen, Inc.	21,207	5,073,139
Applied Therapeutics, Inc.(b)	109,534	3,915,841
ChemoCentryx, Inc.(b)	140,541	7,450,078
Dicerna Pharmaceuticals, Inc.(b)	178,110	3,508,767
Eidos Therapeutics, Inc.(b)(c)	78,673	3,653,574
Emergent BioSolutions, Inc.(b)	63,439	4,691,314
Fate Therapeutics, Inc.(b)	138,854	3,801,823
Iovance Biotherapeutics, Inc.(b)	157,280	5,056,552
Moderna, Inc.(b)(c)	177,110	8,145,289
Momenta Pharmaceuticals, Inc.(b)	146,034	4,629,278
Novavax, Inc.(b)	547,486	9,925,921
Regeneron Pharmaceuticals, Inc.(b)	8,714	4,582,518
Seattle Genetics, Inc.(b)	51,019	7,001,337
Vertex Pharmaceuticals, Inc.(b)	22,621	5,682,395

		101,260,889

Health Care Equipment-9.89%
Edwards Lifesciences Corp.(b)	35,320	7,682,100
Masimo Corp.(b)	53,627	11,471,352
Penumbra, Inc.(b)	40,066	7,104,503

		26,257,955

Health Care Facilities-1.29%
Ensign Group, Inc. (The)	91,274	3,414,560

Health Care Services-5.28%
Amedisys, Inc.(b)	51,334	9,453,669
LHC Group, Inc.(b)	35,028	4,553,290

		14,006,959

Health Care Supplies-8.35%
Atrion Corp.	4,065	2,568,389
Quidel Corp.(b)	53,417	7,424,963
West Pharmaceutical Services, Inc.	64,265	12,162,794

		22,156,146

Health Care Technology-3.47%
Teladoc Health, Inc.(b)	56,033	9,222,472

Insurance Brokers-3.33%
eHealth, Inc.(b)	82,786	8,833,266

	Shares	Value
Life Sciences Tools & Services-10.31%
Bio-Rad Laboratories, Inc., Class A(b)	13,816	$6,080,422
NeoGenomics, Inc.(b)	160,959	4,400,619
Repligen Corp.(b)	64,969	7,546,149
Thermo Fisher Scientific, Inc.	27,876	9,329,540

		27,356,730

Managed Health Care-3.19%
UnitedHealth Group, Inc.	28,986	8,477,535

Pharmaceuticals-16.78%
Arvinas, Inc.(b)	98,179	5,154,398
Axsome Therapeutics, Inc.(b)(c)	153,105	14,549,568
Eli Lilly and Co.	33,035	5,108,533
Horizon Therapeutics PLC(b)	129,834	4,679,217
Kala Pharmaceuticals, Inc.(b)(c)	359,167	3,577,303
Provention Bio, Inc.(b)	453,271	5,185,420
Zoetis, Inc.	48,665	6,292,871

		44,547,310

Total Common Stocks & Other Equity Interests (Cost $229,649,414)		265,533,822

Money Market Funds-0.10%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $272,671)	272,671	272,671

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.13% (Cost $229,922,085)		265,806,493

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.61%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $4,282,803)	4,282,803	4,282,803

TOTAL INVESTMENTS IN SECURITIES-101.74% (Cost $234,204,888)		270,089,296
OTHER ASSETS LESS LIABILITIES-(1.74)%		(4,626,040)

NET ASSETS-100.00%		$265,463,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco DWA Healthcare Momentum ETF (PTH)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$416,454	$4,584,916	$(4,728,699)	$-	$-	$272,671	$6,913
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	4,233,037	132,890,585	(137,123,622)	-	-	-	89,580
Invesco Liquid Assets Portfolio, Institutional Class*	1,411,017	39,492,172	(40,901,925)	-	(1,264)	-	33,580
Invesco Private Government Fund	-	6,611,928	(2,329,125)	-	-	4,282,803	2

Total	$6,060,508	$183,579,601	$(185,083,371)	$-	$(1,264)	$4,555,474	$130,075

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco DWA Industrials Momentum ETF (PRN)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Aerospace & Defense-17.25%
Aerojet Rocketdyne Holdings, Inc.(b)	23,226	$955,517
Axon Enterprise, Inc.(b)	21,441	1,558,975
Lockheed Martin Corp.	5,823	2,265,496
Northrop Grumman Corp.	4,731	1,564,400
Teledyne Technologies, Inc.(b)	5,101	1,661,243
TransDigm Group, Inc.	5,711	2,073,550

		10,079,181

Agricultural & Farm Machinery-2.06%
Toro Co. (The)	18,834	1,201,797

Alternative Carriers-2.30%
Bandwidth, Inc., Class A(b)(c)	16,493	1,345,169

Building Products-4.36%
A.O. Smith Corp.	40,589	1,720,162
AAON, Inc.	17,391	828,507

		2,548,669

Data Processing & Outsourced Services-5.61%
Fidelity National Information Services, Inc.	11,013	1,452,505
Fiserv, Inc.(b)	17,703	1,824,471

		3,276,976

Distributors-3.54%
Pool Corp.	9,773	2,068,553

Diversified Support Services-3.15%
Copart, Inc.(b)	22,978	1,840,768

Electrical Components & Equipment-6.19%
AMETEK, Inc.	26,115	2,190,265
Generac Holdings, Inc.(b)	14,618	1,424,378

		3,614,643

Electronic Equipment & Instruments-2.60%
Keysight Technologies, Inc.(b)	15,693	1,518,612

Environmental & Facilities Services-4.43%
Casella Waste Systems, Inc., Class A(b)	33,709	1,563,424
Tetra Tech, Inc.	13,640	1,026,819

		2,590,243

Health Care Equipment-3.38%
Danaher Corp.	12,089	1,976,068

Industrial Conglomerates-3.29%
Roper Technologies, Inc.	5,630	1,919,999

Industrial Machinery-7.55%
Graco, Inc.	30,150	1,346,499
IDEX Corp.	9,789	1,503,884
Illinois Tool Works, Inc.	9,621	1,563,413

		4,413,796

IT Consulting & Other Services-7.04%
Accenture PLC, Class A	11,257	2,084,684
Booz Allen Hamilton Holding Corp.	27,592	2,026,356

		4,111,040

	Shares	Value
Life Sciences Tools & Services-3.08%
Mettler-Toledo International, Inc.(b)	2,498	$1,798,410

Paper Packaging-5.78%
Graphic Packaging Holding Co.	135,392	1,807,483
Packaging Corp. of America	16,221	1,567,760

		3,375,243

Research & Consulting Services-6.62%
CoStar Group, Inc.(b)	2,403	1,557,769
Exponent, Inc.	15,102	1,062,123
FTI Consulting, Inc.(b)	9,794	1,247,364

		3,867,256

Semiconductor Equipment-2.43%
ACM Research, Inc., Class A(b)(c)	35,557	1,419,791

Specialty Chemicals-3.85%
Sherwin-Williams Co. (The)	4,199	2,252,218

Trucking-5.48%
Old Dominion Freight Line, Inc.	13,062	1,897,778
Saia, Inc.(b)	14,114	1,305,827

		3,203,605

Total Common Stocks & Other Equity Interests (Cost $54,275,310)		58,422,037

Money Market Funds-0.29%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $172,342)	172,342	172,342

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.28% (Cost $54,447,652)		58,594,379

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.11%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $1,233,832)	1,233,832	1,233,832

TOTAL INVESTMENTS IN SECURITIES-102.39% (Cost $55,681,484)		59,828,211
OTHER ASSETS LESS LIABILITIES-(2.39)%		(1,397,428)

NET ASSETS-100.00%		$58,430,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco DWA Industrials Momentum ETF (PRN)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$172,752	$6,201,861	$(6,202,271)	$-	$-	$172,342	$3,780
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	2,208,499	25,089,438	(27,297,937)	-	-	-	17,506
Invesco Liquid Assets Portfolio, Institutional Class*	736,166	7,771,773	(8,507,664)	-	(275)	-	6,452
Invesco Private Government Fund	-	2,464,414	(1,230,582)	-	-	1,233,832	1

Total	$3,117,417	$41,527,486	$(43,238,454)	$-	$(275)	$1,406,174	$27,739

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco DWA Technology Momentum ETF (PTF)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Alternative Carriers-1.72%
Cogent Communications Holdings, Inc.	32,252	$2,703,685

Application Software-33.95%
Adobe, Inc.(b)	13,862	4,902,158
AppFolio, Inc., Class A(b)	35,164	3,863,117
Autodesk, Inc.(b)	20,287	3,796,306
Coupa Software, Inc.(b)	33,970	5,981,777
DocuSign, Inc.(b)	36,400	3,812,900
Everbridge, Inc.(b)	39,282	4,375,229
Five9, Inc.(b)	87,657	8,123,174
Pegasystems, Inc.	38,809	3,245,209
RingCentral, Inc., Class A(b)	29,489	6,739,121
Slack Technologies, Inc., Class A(b)(c)	111,909	2,986,851
Workiva, Inc.(b)	60,976	2,338,430
Zoom Video Communications, Inc., Class A(b)	23,497	3,176,090

		53,340,362

Communications Equipment-4.06%
Infinera Corp.(b)	494,787	3,050,362
Lumentum Holdings, Inc.(b)	41,225	3,335,515

		6,385,877

Data Processing & Outsourced Services-2.78%
Jack Henry & Associates, Inc.	26,697	4,366,294

Health Care Technology-5.41%
Simulations Plus, Inc.(c)	69,991	2,663,158
Veeva Systems, Inc., Class A(b)	30,553	5,829,512

		8,492,670

Interactive Home Entertainment-3.97%
Glu Mobile, Inc.(b)	357,671	2,789,834
Zynga, Inc., Class A(b)	456,691	3,443,450

		6,233,284

Internet Services & Infrastructure-8.16%
Limelight Networks, Inc.(b)	427,809	2,168,992
Okta, Inc.(b)	37,206	5,629,268
Twilio, Inc., Class A(b)	44,738	5,024,077

		12,822,337

IT Consulting & Other Services-7.15%
EPAM Systems, Inc.(b)	20,676	4,567,122
Leidos Holdings, Inc.	39,980	3,950,424
Unisys Corp.(b)	215,933	2,718,596

		11,236,142

	Shares	Value
Semiconductor Equipment-2.02%
Entegris, Inc.	58,425	$3,168,388

Semiconductors-15.18%
Advanced Micro Devices, Inc.(b)	103,338	5,413,878
Inphi Corp.(b)	54,171	5,229,668
Monolithic Power Systems, Inc.	33,672	6,731,369
NVIDIA Corp.	22,138	6,470,495

		23,845,410

Systems Software-10.53%
Fortinet, Inc.(b)	34,942	3,764,651
Microsoft Corp.	23,656	4,239,392
ServiceNow, Inc.(b)	13,914	4,891,327
Zscaler, Inc.(b)	54,352	3,645,932

		16,541,302

Technology Hardware, Storage & Peripherals-5.10%
Apple, Inc.	27,274	8,013,101

Total Common Stocks & Other Equity Interests (Cost $133,832,406)		157,148,852

Money Market Funds-0.19%
InvesCo.Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $289,745)	289,745	289,745

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.22% (Cost $134,122,151)		157,438,597

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.99%
InvesCo.Private Government Fund, 0.01%(d)(f)(g) (Cost $1,553,493)	1,553,493	1,553,493

TOTAL INVESTMENTS IN SECURITIES-101.21% (Cost $135,675,644)		158,992,090
OTHER ASSETS LESS LIABILITIES-(1.21)%		(1,895,769)

NET ASSETS-100.00%.		$157,096,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco DWA Technology Momentum ETF (PTF)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$266,670	$2,593,074	$(2,569,999)	$-	$-	$289,745	$4,302
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	727,805	145,006,938	(145,734,743)	-	-	-	90,596
Invesco Liquid Assets Portfolio, Institutional Class*	242,608	45,417,175	(45,659,316)	-	(467)	-	33,262
Invesco Private Government Fund	-	2,461,066	(907,573)	-	-	1,553,493	1

Total	$1,237,083	$195,478,253	$(194,871,631)	$-	$(467)	$1,843,238	$128,161

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco DWA Utilities Momentum ETF (PUI)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Electric Utilities-44.45%
Alliant Energy Corp.	61,589	$2,990,146
American Electric Power Co., Inc.	27,614	2,295,000
Duke Energy Corp.	29,593	2,505,343
Entergy Corp.	34,191	3,265,582
Evergy, Inc.	31,779	1,856,847
Eversource Energy	37,727	3,044,569
Hawaiian Electric Industries, Inc.	26,126	1,031,193
IDACORP, Inc.	12,819	1,176,528
MGE Energy, Inc.	18,528	1,198,021
NextEra Energy, Inc.	16,074	3,715,023
NRG Energy, Inc.	61,434	2,059,882
Pinnacle West Capital Corp.	20,504	1,578,603
PNM Resources, Inc.	32,542	1,317,626
Portland General Electric Co.	28,898	1,352,137
Southern Co. (The)	60,573	3,436,306
Xcel Energy, Inc.	53,736	3,415,460

		36,238,266

Gas Utilities-8.63%
Atmos Energy Corp.	32,033	3,266,405
Chesapeake Utilities Corp.	14,382	1,263,890
ONE Gas, Inc.	17,845	1,422,425
Spire, Inc.	14,860	1,084,186

		7,036,906

Independent Power Producers & Energy Traders-1.18%
Clearway Energy, Inc., Class A	51,625	965,387

Multi-Utilities-24.33%
Ameren Corp.	29,905	2,175,589
Avista Corp.	34,829	1,499,040
CMS Energy Corp.	48,981	2,796,325
Consolidated Edison, Inc.	29,453	2,320,897
DTE Energy Co.	16,292	1,690,132
NiSource, Inc.	91,683	2,302,160
NorthWestern Corp.	18,631	1,074,822
Sempra Energy	19,356	2,397,241
WEC Energy Group, Inc.	39,502	3,576,906

		19,833,112

Oil & Gas Exploration & Production-3.65%
EQT Corp.(b)	204,084	2,977,586

	Shares	Value
Oil & Gas Storage & Transportation-2.14%
ONEOK, Inc.	58,137	$1,740,040

Renewable Electricity-1.76%
Ormat Technologies, Inc.	23,040	1,437,926

Water Utilities-11.81%
American States Water Co.	20,318	1,612,640
American Water Works Co., Inc.	25,509	3,104,190
California Water Service Group	27,747	1,246,395
Essential Utilities, Inc.	67,741	2,830,896
SJW Group	13,971	831,694

		9,625,815

Wireless Telecommunication Services-1.93%
Shenandoah Telecommunications Co.	29,456	1,576,191

Total Common Stocks & Other Equity Interests (Cost $85,453,419)		81,431,229

Money Market Funds-0.35%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $288,419)	288,419	288,419

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.23% (Cost $85,741,838)		81,719,648

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.27%
Invesco Private Government Fund, 0.01%(c)(e)(f) (Cost $2,663,288)	2,663,288	2,663,288

TOTAL INVESTMENTS IN SECURITIES-103.50% (Cost $88,405,126)		84,382,936
OTHER ASSETS LESS LIABILITIES-(3.50)%		(2,856,948)

NET ASSETS-100.00%		$81,525,988

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	Gain	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$348,733	$8,610,978	$ (8,671,292)	$-	$-	$288,419	$4,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco DWA Utilities Momentum ETF (PUI)–(continued)

April 30, 2020

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	Gain	April 30, 2020	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	$-	$10,009,918	$(10,009,918)	$-	$-	$-	$1,500
Invesco Liquid Assets Portfolio, Institutional Class*	-	3,336,639	(3,336,639)	-	-	-	550
Invesco Private Government Fund	-	2,663,288	-	-	-	2,663,288	1

Total	$348,733	$24,620,823	$(22,017,849)	$-	$-	$2,951,707	$6,758

*	At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(e)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco NASDAQ Internet ETF (PNQI)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Advertising-0.04%
Criteo S.A., ADR (France)(b)	22,690	$225,311

Application Software-18.44%
2U, Inc.(b)	23,392	555,560
Adobe, Inc.(b)	123,385	43,633,871
Alarm.com Holdings, Inc.(b)	17,937	802,322
Anaplan, Inc.(b)	49,120	2,007,043
Benefitfocus, Inc.(b)	12,036	130,350
Box,Inc.,ClassA(b)	55,008	887,829
Cornerstone OnDemand, Inc.(b)	22,529	756,073
Coupa Software, Inc.(b)	23,463	4,131,600
DocuSign, Inc.(b)	65,612	6,872,857
Dropbox, Inc., Class A(b)	94,906	1,994,924
eGain Corp.(b)	11,273	93,566
Envestnet, Inc.(b)	19,449	1,215,952
Five9, Inc.(b)	22,641	2,098,142
j2 Global, Inc.	17,915	1,444,666
LivePerson, Inc.(b)	24,338	582,652
New Relic, Inc.(b)	21,783	1,169,529
Open Text Corp. (Canada)	99,545	3,777,733
Paylocity Holding Corp.(b)	19,708	2,257,157
Pluralsight, Inc., Class A(b)	38,351	630,490
PROS Holdings, Inc.(b)	15,811	543,740
salesforce.com, inc.(b)	124,882	20,224,640
SPS Commerce, Inc.(b)	12,826	711,971
SVMK, Inc.(b)	50,190	787,983
Zoom Video Communications, Inc., Class A(b)	41,099	5,555,352

		102,866,002

Automotive Retail-0.27%
Carvana Co.(b)	18,584	1,488,764

Commercial Printing-0.12%
Cimpress PLC (Ireland)(b)(c)	9,634	701,259

Data Processing & Outsourced Services-0.11%
NIC, Inc.	24,638	596,979

Education Services-0.34%
Chegg, Inc.(b)	44,811	1,915,670

Health Care Technology-0.79%
Teladoc Health, Inc.(b)	26,840	4,417,596

Interactive Home Entertainment-2.56%
NetEase, Inc., ADR (China)	26,698	9,209,742
Sea Ltd., ADR (Taiwan)(b)	90,854	5,049,665

		14,259,407

Interactive Media & Services-23.45%
Alphabet, Inc., Class C(b)	31,795	42,880,645
Autohome, Inc., ADR (China)	21,447	1,761,871
Baidu, Inc., ADR (China)(b)	101,150	10,209,070
Cars.com, Inc.(b)	24,562	127,231
Eventbrite, Inc., Class A(b)(c)	21,106	192,487
Facebook, Inc., Class A(b)	221,254	45,292,906
JOYY, Inc., ADR (China)(b)	18,853	1,149,279
Match Group, Inc.(b)(c)	26,790	2,061,759
Momo, Inc., ADR (China)	58,327	1,404,514
SINA Corp. (China)(b)	25,570	863,499
Snap, Inc., Class A(b)	425,871	7,499,588
Sogou, Inc., ADR (China)(b)(c)	34,886	124,194

	Shares	Value
Interactive Media & Services-(continued)
Sohu.com Ltd., ADR (China)(b)	14,717	$123,476
TripAdvisor, Inc.	45,324	905,120
Twitter, Inc.(b)	286,227	8,208,990
Weibo Corp., ADR (China)(b)(c)	27,421	1,029,110
Yandex N.V., Class A (Russia)(b)	107,613	4,065,619
Yelp, Inc.(b)	26,411	590,286
Zillow Group, Inc., Class C(b)	53,053	2,332,210

		130,821,854

Internet & Direct Marketing Retail-31.55%
1-800-Flowers.com, Inc., Class A(b)	13,157	252,483
Alibaba Group Holding Ltd., ADR (China)(b)	204,732	41,493,034
Amazon.com, Inc.(b)	22,606	55,927,244
Baozun, Inc., ADR (China)(b)(c)	17,483	556,659
Booking Holdings, Inc.(b)	12,545	18,573,751
Chewy, Inc., Class A(b)	19,659	850,055
eBay, Inc.	291,324	11,603,435
Etsy, Inc.(b)	43,368	2,813,282
Expedia Group, Inc.	49,434	3,508,825
Grubhub, Inc.(b)	33,764	1,613,581
JD.com, Inc., ADR (China)(b)	339,356	14,626,244
Lands’ End, Inc.(b)(c)	11,900	101,269
MakeMyTrip Ltd. (India)(b)	22,912	338,181
MercadoLibre, Inc. (Argentina)(b)	18,189	10,613,463
Overstock.com, Inc.(b)	14,256	179,911
PetMed Express, Inc.(c)	7,418	293,530
Shutterstock, Inc.	13,053	496,014
Stamps.com, Inc.(b)	6,277	993,461
Stitch Fix, Inc., Class A(b)(c)	20,345	326,537
Trip.com Group Ltd., ADR (China)(b)	192,263	4,952,695
Vipshop Holdings Ltd., ADR (China)(b)	178,674	2,846,277
Wayfair, Inc., Class A(b)(c)	24,692	3,062,796

		176,022,727

Internet Services & Infrastructure-9.38%
Akamai Technologies, Inc.(b)	59,523	5,815,992
Brightcove, Inc.(b)	14,322	111,712
Endurance International Group Holdings, Inc.(b)	54,296	139,269
GoDaddy, Inc., Class A(b)	63,803	4,429,842
Okta, Inc.(b)	41,337	6,254,288
Shopify Inc, Class A (Canada)(b)	38,279	24,203,429
VeriSign, Inc.(b)	42,598	8,923,855
Wix.com Ltd. (Israel)(b)	18,818	2,461,583

		52,339,970

Movies & Entertainment-7.23%
iQIYI, Inc., ADR (China)(b)	109,641	1,860,608
Netflix, Inc.(b)	57,676	24,215,268
Roku, Inc.(b)	33,443	4,054,295
Spotify Technology S.A.(b)	67,439	10,221,729

		40,351,900

Real Estate Services-0.13%
Redfin Corp.(b)	34,235	723,386

Research & Consulting Services-1.56%
CoStar Group, Inc.(b)	13,406	8,690,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco NASDAQ Internet ETF (PNQI)–(continued)

April 30, 2020

	Shares	Value
Trucking-4.03%
Lyft,Inc.,Class A(b)	109,495	$3,594,721
Uber Technologies, Inc.(b)	624,613	18,907,035

		22,501,756

Total Common Stocks & Other Equity Interests (Cost $493,512,674)		557,923,155

Money Market Funds-0.11%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $592,971)	592,971	592,971

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.11% (Cost $494,105,645)		558,516,126

Investment Abbreviations:
ADR -American Depositary Receipt

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.71%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $9,544,481)	9,544,481	$9,544,481

TOTAL INVESTMENTS IN SECURITIES-101.82% (Cost $503,650,126)		568,060,607
OTHER ASSETS LESS LIABILITIES-(1.82)%		(10,163,465)

NET ASSETS-100.00%.		$557,897,142

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2019	at Cost	from Sales	Appreciation	(Loss)	April 30, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$44,687	$3,997,284	$(3,449,000)	$-	$-	$592,971	$2,902
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	5,209,761	139,796,221	(145,005,982)	-	-	-	183,090
Invesco Liquid Assets Portfolio, Institutional Class*	1,736,588	40,813,949	(42,549,842)	-	(695)	-	66,917
Invesco Private Government Fund	-	21,969,854	(12,425,373)	-	-	9,544,481	6

Total	$6,991,036	$206,577,308	$(203,430,197)	$-	$(695)	$10,137,452	$252,915

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	16.53%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Statements of Assets and Liabilities

April 30, 2020

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Assets:
Unaffiliated investments in securities, at value(a)	$35,624,890	$16,655,204	$109,416,537	$17,488,434
Affiliated investments in securities, at value	2,439,175	1,005,511	3,984,413	1,569,289
Receivable for:
Dividends	21,801	1,240	97,365	4,269
Securities lending	2,977	507	631	1,906
Investments sold	-	-	-	1,520,725
Fund shares sold	-	-	-	-
Foreign tax reclaims	-	-	-	-

Total assets	38,088,843	17,662,462	113,498,946	20,584,623

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased.	-	-	-	-
Collateral upon return of securities loaned	2,269,357	851,641	3,678,757	1,420,063
Fund shares repurchased	-	-	-	1,519,902
Accrued unitary management fees	-	-	-	-
Accrued advisory fees	18,573	10,345	39,694	13,811
Accrued trustees’ and officer’s fees	36,310	34,177	37,880	39,853
Accrued expenses	130,896	109,601	229,978	112,116

Total liabilities	2,455,136	1,005,764	3,986,309	3,105,745

Net Assets	$35,633,707	$16,656,698	$109,512,637	$17,478,878

Net assets consist of:
Shares of beneficial interest	$88,616,490	$79,725,278	$189,996,985	$205,705,925
Distributable earnings (loss)	(52,982,783)	(63,068,580)	(80,484,348)	(188,227,047)

Net Assets	$35,633,707	$16,656,698	$109,512,637	$17,478,878

Shares outstanding (unlimited amount authorized, $0.01 par value)	750,000	400,000	1,800,000	1,150,000
Net asset value	$47.51	$41.64	$60.84	$15.20

Market price.	$47.63	$41.67	$60.81	$15.24
Unaffiliated investments in securities, at cost	$35,805,275	$15,329,967	$102,766,238	$22,094,702

Affiliated investments in securities, at cost	$2,439,175	$1,005,511	$3,984,413	$1,569,289

(a) Includes securities on loan with an aggregate value of:	$2,139,465	$806,539	$3,478,075	$1,448,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$28,688,547	$265,533,822	$58,422,037	$157,148,852	$81,431,229	$557,923,155
864,381	4,555,474	1,406,174	1,843,238	2,951,707	10,137,452

4,930	17,522	24,825	9,185	125,534	49
2,842	10,921	631	589	-	24,423
-	-	-	3,832,467	-	166,068,139
-	5,024,690	-	-	-	229,867
-	-	-	10,778	-	-

29,560,700	275,142,429	59,853,667	162,845,109	84,508,470	734,383,085

-	-	-	-	321	-

-	5,025,762	-	-	-	164,744,713
703,151	4,282,803	1,233,832	1,553,493	2,663,288	9,544,481
-	-	-	3,831,617	-	1,943,941
-	-	-	-	-	252,808
19,371	77,533	33,490	61,922	33,867	-
33,102	40,911	37,518	38,147	36,089	-
110,478	252,164	118,044	263,609	248,917	-

866,102	9,679,173	1,422,884	5,748,788	2,982,482	176,485,943

$28,694,598	$265,463,256	$58,430,783	$157,096,321	$81,525,988	$557,897,142

$52,652,177	$392,108,133	$115,040,421	$238,808,654	$109,470,409	$569,889,861
(23,957,579)	(126,644,877)	(56,609,638)	(81,712,333)	(27,944,421)	(11,992,719)

$28,694,598	$265,463,256	$58,430,783	$157,096,321	$81,525,988	$557,897,142

900,000	2,700,000	950,000	2,050,000	2,700,000	3,800,000
$31.88	$98.32	$61.51	$76.63	$30.19	$146.82

$31.86	$98.49	$61.72	$76.69	$30.29	$146.75

$26,679,560	$229,649,414	$54,275,310	$133,832,406	$85,453,419	$493,512,674

$864,381	$4,555,474	$1,406,174	$1,843,238	$2,951,707	$10,137,452

$660,785	$3,955,462	$1,250,525	$1,426,389	$2,679,818	$8,746,721

55

Statements of Operations

For the year ended April 30, 2020

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Investment income:
Unaffiliated dividend income	$1,023,662	$272,506	$1,963,036	$1,050,831
Affiliated dividend income	3,191	2,593	4,499	2,678
Securities lending income	8,220	7,457	12,160	129,825
Foreign withholding tax.	-	-	-	-

Total investment income	1,035,073	282,556	1,979,695	1,183,334

Expenses:
Unitary management fees	-	-	-	-
Advisory fees	257,605	193,238	786,832	164,715
Sub-licensing fees	77,286	57,972	236,061	49,419
Accounting & administration fees	16,959	16,245	29,495	17,532
Professional fees	23,456	23,254	24,198	23,471
Custodian & transfer agent fees	3,456	2,765	5,201	1,638
Trustees’ and officer’s fees.	867	847	2,151	(236)
Proxy fees	5,378	5,306	6,145	5,258
Other expenses	19,888	17,546	25,535	21,169

Total expenses	404,895	317,173	1,115,618	282,966

Less: Waivers	(90,722)	(80,603)	(165,742)	(80,340)

Net expenses	314,173	236,570	949,876	202,626

Net investment income (loss)	720,900	45,986	1,029,819	980,708

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(11,113,336)	(8,220,080)	(29,580,429)	(20,689,049)
Affiliated investment securities	(109)	46	(176)	(126)
In-kind redemptions.	2,826,495	5,647,472	15,792,966	(388,585)

Net realized gain (loss)	(8,286,950)	(2,572,562)	(13,787,639)	(21,077,760)

Change in net unrealized appreciation (depreciation) on investment securities	(2,497,221)	(2,986,109)	(11,659,638)	(476,005)

Net realized and unrealized gain (loss)	(10,784,171)	(5,558,671)	(25,447,277)	(21,553,765)

Net increase (decrease) in net assets resulting from operations	$(10,063,271)	$(5,512,685)	$(24,417,458)	$(20,573,057)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$1,024,049	$185,770	$999,315	$763,658	$4,946,615	$1,299,946
2,406	6,913	3,780	4,302	4,707	2,902
29,664	195,950	48,528	145,906	123	184,647
(1,623)	-	-	-	-	-

1,054,496	388,633	1,051,623	913,866	4,951,445	1,487,495

-	-	-	-	-	3,214,787
262,884	750,068	494,582	1,046,000	978,463	-
48,908	225,032	50,229	313,810	293,556	-
13,119	30,560	18,795	21,864	33,157	-
23,096	24,834	23,737	24,166	23,970	-
2,620	19,262	(479)	2,745	(2,831)	-
1,703	1,555	1,471	2,952	3,264	-
5,380	5,966	5,720	6,440	6,477	9,093
16,950	32,569	19,500	21,771	19,558	-

374,660	1,089,846	613,555	1,439,748	1,355,614	3,223,880

(54,088)	(184,543)	(14,746)	(178,584)	(175,520)	(297)

320,572	905,303	598,809	1,261,164	1,180,094	3,223,583

733,924	(516,670)	452,814	(347,298)	3,771,351	(1,736,088)

(10,410,180)	(16,570,287)	(7,174,528)	(30,680,521)	(10,685,317)	(39,062,974)
(25)	(1,264)	(275)	(467)	-	(695)
9,994,525	34,336,653	18,831,139	43,096,875	19,997,620	92,716,449

(415,680)	17,765,102	11,656,336	12,415,887	9,312,303	53,652,780

(1,606,880)	24,509,239	(13,483,106)	(12,245,288)	(15,685,336)	(30,843,383)

(2,022,560)	42,274,341	(1,826,770)	170,599	(6,373,033)	22,809,397

$(1,288,636)	$41,757,671	$(1,373,956)	$(176,699)	$(2,601,682)	$21,073,309

57

Statements of Changes in Net Assets

For the years ended April 30, 2020 and 2019

	Invesco DWA Basic Materials Momentum ETF (PYZ)		Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$720,900	$952,729	$45,986	$80,585
Net realized gain (loss)	(8,286,950)	(2,625,577)	(2,572,562)	1,411,723
Change in net unrealized appreciation (depreciation)	(2,497,221)	(7,328,753)	(2,986,109)	341,267

Net increase (decrease) in net assets resulting from operations	(10,063,271)	(9,001,601)	(5,512,685)	1,833,575

Distributions to Shareholders from:
Distributable earnings	(922,655)	(888,902)	(44,757)	(158,244)

Shareholder Transactions:
Proceeds from shares sold	6,273,425	27,240,965	48,677,958	52,623,503
Value of shares repurchased	(23,171,365)	(53,946,537)	(57,734,457)	(78,491,892)

Net increase (decrease) in net assets resulting from share transactions	(16,897,940)	(26,705,572)	(9,056,499)	(25,868,389)

Net increase (decrease) in net assets	(27,883,866)	(36,596,075)	(14,613,941)	(24,193,058)

Net assets:
Beginning of year	63,517,573	100,113,648	31,270,639	55,463,697

End of year	$35,633,707	$63,517,573	$16,656,698	$31,270,639

Changes in Shares Outstanding:
Shares sold	100,000	400,000	900,000	950,000
Shares repurchased	(400,000)	(850,000)	(1,050,000)	(1,500,000)
Shares outstanding, beginning of year	1,050,000	1,500,000	550,000	1,100,000

Shares outstanding, end of year	750,000	1,050,000	400,000	550,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco DWA Consumer Staples Momentum ETF (PSL)		Invesco DWA Energy Momentum ETF (PXI)		Invesco DWA Financial Momentum ETF (PFI)		Invesco DWA Healthcare Momentum ETF (PTH)
2020	2019	2020	2019	2020	2019	2020	2019

$1,029,819	$960,078	$980,708	$625,338	$733,924	$472,205	$(516,670)	$(936,116)
(13,787,639)	(54,146)	(21,077,760)	(4,349,965)	(415,680)	2,242,954	17,765,102	(11,160,441)
(11,659,638)	7,172,036	(476,005)	(18,412,376)	(1,606,880)	(3,476,945)	24,509,239	(10,003,951)

(24,417,458)	8,077,968	(20,573,057)	(22,137,003)	(1,288,636)	(761,786)	41,757,671	(22,100,508)

(1,105,634)	(896,392)	(1,050,173)	(813,322)	(892,090)	(535,745)	-	-

108,258,688	184,250,972	3,286,289	109,650,071	108,423,505	17,180,080	234,444,240	366,642,626
(147,623,607)	(108,009,337)	(15,310,870)	(124,310,912)	(102,409,410)	(61,351,116)	(174,089,839)	(336,483,387)

(39,364,919)	76,241,635	(12,024,581)	(14,660,841)	6,014,095	(44,171,036)	60,354,401	30,159,239

(64,888,011)	83,423,211	(33,647,811)	(37,611,166)	3,833,369	(45,468,567)	102,112,072	8,058,731

174,400,648	90,977,437	51,126,689	88,737,855	24,861,229	70,329,796	163,351,184	155,292,453

$109,512,637	$174,400,648	$17,478,878	$51,126,689	$28,694,598	$24,861,229	$265,463,256	$163,351,184

1,500,000	2,600,000	150,000	2,550,000	2,950,000	500,000	2,600,000	4,100,000
(2,100,000)	(1,550,000)	(600,000)	(3,050,000)	(2,750,000)	(1,800,000)	(2,000,000)	(4,000,000)
2,400,000	1,350,000	1,600,000	2,100,000	700,000	2,000,000	2,100,000	2,000,000

1,800,000	2,400,000	1,150,000	1,600,000	900,000	700,000	2,700,000	2,100,000

59

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2020 and 2019

	Invesco DWA Industrials Momentum ETF (PRN)		Invesco DWA Technology Momentum ETF (PTF)
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$452,814	$301,854	$(347,298)	$(206,032)
Net realized gain.	11,656,336	295,631	12,415,887	16,289,164
Change in net unrealized appreciation (depreciation)	(13,483,106)	7,878,282	(12,245,288)	15,847,728

Net increase (decrease) in net assets resulting from operations	(1,373,956)	8,475,767	(176,699)	31,930,860

Distributions to Shareholders from:
Distributable earnings	(450,794)	(271,559)	-	(94,036)

Shareholder Transactions:
Proceeds from shares sold	73,067,101	70,906,996	287,657,581	155,387,556
Value of shares repurchased	(114,650,691)	(84,325,128)	(306,350,144)	(129,255,146)

Net increase (decrease) in net assets resulting from share transactions	(41,583,590)	(13,418,132)	(18,692,563)	26,132,410

Net increase (decrease) in net assets	(43,408,340)	(5,213,924)	(18,869,262)	57,969,234

Net assets:
Beginning of year	101,839,123	107,053,047	175,965,583	117,996,349

End of year	$58,430,783	$101,839,123	$157,096,321	$175,965,583

Changes in Shares Outstanding:
Shares sold	1,100,000	1,150,000	3,850,000	2,400,000
Shares repurchased	(1,750,000)	(1,400,000)	(4,250,000)	(2,050,000)
Shares outstanding, beginning of year	1,600,000	1,850,000	2,450,000	2,100,000

Shares outstanding, end of year.	950,000	1,600,000	2,050,000	2,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco DWA Utilities Momentum ETF (PUI)		Invesco NASDAQ Internet ETF (PNQI)
2020	2019	2020	2019

$3,771,351	$2,156,924	$(1,736,088)	$(2,031,013)
9,312,303	6,490,296	53,652,780	58,622,369
(15,685,336)	10,841,628	(30,843,383)	(8,326,753)

(2,601,682)	19,488,848	21,073,309	48,264,603

(4,368,979)	(1,488,891)	-	-

152,889,051	224,199,894	182,722,725	148,587,172
(288,029,196)	(63,293,016)	(244,130,466)	(199,155,415)

(135,140,145)	160,906,878	(61,407,741)	(50,568,243)

(142,110,806)	178,906,835	(40,334,432)	(2,303,640)

223,636,794	44,729,959	598,231,574	600,535,214

$81,525,988	$223,636,794	$557,897,142	$598,231,574

4,550,000	7,350,000	1,300,000	1,100,000
(8,800,000)	(2,050,000)	(1,700,000)	(1,550,000)
6,950,000	1,650,000	4,200,000	4,650,000

2,700,000	6,950,000	3,800,000	4,200,000

61

Financial Highlights

Invesco DWA Basic Materials Momentum ETF (PYZ)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$60.49		$66.74	$61.38	$54.35	$53.85

Net investment income(a)	0.79		0.72	0.49	0.46	0.58
Net realized and unrealized gain (loss) on investments	(12.77)		(6.30)	5.27	7.14	0.59

Total from investment operations.	(11.98)		(5.58)	5.76	7.60	1.17

Distributions to shareholders from:
Net investment income	(1.00)		(0.67)	(0.40)	(0.57)	(0.67)

Net asset value at end of year	$47.51		$60.49	$66.74	$61.38	$54.35

Market price at end of year(b)	$47.63		$60.48	$66.79	$61.38	$54.38

Net Asset Value Total Return(c)	(19.95)%		(8.36)%	9.40%	14.04%	2.32%
Market Price Total Return(c)	(19.74)%		(8.46)%	9.48%	13.98%	2.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$35,634		$63,518	$100,114	$101,269	$168,497
Ratio to average net assets of:
Expenses, after Waivers	0.61	%(d)	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers.	0.79	%(d)	0.76%	0.76%	0.69%	0.69%
Net investment income	1.40	%(d)	1.12%	0.75%	0.79%	1.17%
Portfolio turnover rate(e)	90%		89%	75%	132%	96%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$56.86		$50.42	$44.36	$42.26	$45.93

Net investment income(a)	0.06		0.08	0.25	0.15	0.17
Net realized and unrealized gain (loss) on investments.	(15.17)		6.53	6.03	2.30	(3.71)

Total from investment operations	(15.11)		6.61	6.28	2.45	(3.54)

Distributions to shareholders from:
Net investment income	(0.11)		(0.17)	(0.22)	(0.35)	(0.13)

Net asset value at end of year	$41.64		$56.86	$50.42	$44.36	$42.26

Market price at end of year(b)	$41.67		$56.87	$50.48	$44.37	$42.25

Net Asset Value Total Return(c)	(26.51)%		13.15%	14.20%	5.85%	(7.73)%
Market Price Total Return(c)	(26.47)%		13.03%	14.31%	5.90%	(7.76)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$16,657		$31,271	$55,464	$28,837	$92,964
Ratio to average net assets of:
Expenses, after Waivers	0.61	%(d)	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.82	%(d)	0.80%	0.90%	0.86%	0.71%
Net investment income	0.12	%(d)	0.15%	0.52%	0.35%	0.39%
Portfolio turnover rate(e)	176%		136%	185%	117%	139%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco DWA Consumer Staples Momentum ETF (PSL)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$72.67	$67.39	$59.38	$56.05	$51.43

Net investment income(a)	0.46	0.45	0.41	0.76	0.43
Net realized and unrealized gain (loss) on investments	(11.78)	5.25	7.90	3.69	4.54

Total from investment operations.	(11.32)	5.70	8.31	4.45	4.97

Distributions to shareholders from:
Net investment income	(0.51)	(0.42)	(0.30)	(1.12)	(0.35)
Net asset value at end of year	$60.84	$72.67	$67.39	$59.38	$56.05

Market price at end of year(b)	$60.81	$72.65	$67.61	$59.38	$56.05

Net Asset Value Total Return(c)	(15.61)%	8.50%	14.03%	8.12%	9.67%
Market Price Total Return(c)	(15.63)%	8.12%	14.40%	8.12%	9.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$109,513	$174,401	$90,977	$77,191	$297,070
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers.	0.71%	0.71%	0.79%	0.71%	0.69%
Net investment income	0.65%	0.64%	0.65%	1.33%	0.76%
Portfolio turnover rate(d)	119%	118%	80%	106%	113%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights–(continued)

Invesco DWA Energy Momentum ETF (PXI)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year.	$31.95		$42.26	$36.36	$37.97	$49.51

Net investment income(a)	0.74	(b)	0.28	0.41	0 .14	0.51
Net realized and unrealized gain (loss) on investments	(16.70)		(10.24)	5.80	(1.50)	(11.39)

Total from investment operations	(15.96)		(9.96)	6.21	(1.36)	(10.88)

Distributions to shareholders from:
Net investment income.	(0.79)		(0.35)	(0.31)	(0.19)	(0.66)
Return of capital	-		-	-	(0.06)	-

Total distributions	(0.79)		(0.35)	(0.31)	(0.25)	(0.66)

Net asset value at end of year	$15.20		$31.95	$42.26	$36.36	$37.97

Market price at end of year(c)	$15.24		$31.95	$42.32	$36.35	$37.95

Net Asset Value Total Return(d)	(50.75)%		(23.63)%	17.28%	(3.62)%	(22.01)%
Market Price Total Return(d)	(50.62)%		(23.74)%	17.47%	(3.60)%	(22.05)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$17,479		$51,127	$88,738	$112,731	$125,286
Ratio to average net assets of:
Expenses, after Waivers	0.62	%(e)	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.86	%(e)	0.75%	0.78%	0.72%	0.76%
Net investment income.	2.98	%(b)(e)	0.72%	1.15%	0.34%	1.32%
Portfolio turnover rate(f)	92%		113%	95%	116%	119%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.58 and 2.35%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights–(continued)

Invesco DWA Financial Momentum ETF (PFI)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$35.52		$35.16	$30.66	$29.42	$30.76

Net investment income(a)	0.52		0.41	0.35	0.47	0.42
Net realized and unrealized gain (loss) on investments	(3.54)		0.39	4.44	1.43	(1.37)

Total from investment operations	(3.02)		0.80	4.79	1.90	(0.95)

Distributions to shareholders from:
Net investment income	(0.62)		(0.44)	(0.29)	(0.66)	(0.39)

Net asset value at end of year	$31.88		$35.52	$35.16	$30.66	$29.42

Market price at end of year(b)	$31.86		$35.49	$35.22	$30.64	$29.43

Net Asset Value Total Return(c)	(8.33)%		2.44%	15.64%	6.51%	(3.11)%
Market Price Total Return(c)	(8.31)%		2.18%	15.91%	6.41%	(3.08)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$28,695		$24,861	$70,330	$85,857	$29,418
Ratio to average net assets of:
Expenses, after Waivers	0.61	%(d)	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.71	%(d)	0.79%	0.75%	0.77%	0.84%
Net investment income	1.40	%(d)	1.22%	1.04%	1.53%	1.38%
Portfolio turnover rate(e)	158%		132%	105%	204%	119%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized. (d) Ratios include non-recurring costs associated with a proxy statement of 0.01%.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Healthcare Momentum ETF (PTH)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$77.79	$77.65	$55.03	$44.31	$57.68

Net investment income (loss)(a)	(0.30)	(0.33)	(0.21)	(0.19)	(0.27)
Net realized and unrealized gain (loss) on investments	20.83	0.47	22.83	10.91	(13.10)

Total from investment operations.	20.53	0.14	22.62	10.72	(13.37)

Net asset value at end of year	$98.32	$77.79	$77.65	$55.03	$44.31

Market price at end of year(b)	$98.49	$77.69	$77.80	$55.02	$44.28

Net Asset Value Total Return(c)	26.39%	0.18%	41.11%	24.19%	(23.18)%
Market Price Total Return(c)	26.78%	(0.15)%	41.40%	24.26%	(23.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$265,463	$163,351	$155,292	$63,279	$75,332
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers.	0.73%	0.69%	0.73%	0.78%	0.70%
Net investment income (loss)	(0.34)%	(0.39)%	(0.31)%	(0.39)%	(0.48)%
Portfolio turnover rate(d)	175%	166%	130%	175%	200%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights–(continued)

Invesco DWA Industrials Momentum ETF (PRN)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$63.65		$57.87	$52.27	$45.13	$46.84

Net investment income(a)	0.30		0.17	0.23	0.29	0.22
Net realized and unrealized gain (loss) on investments	(2.16)		5.76	5.73	7.14	(1.73)

Total from investment operations.	(1.86)		5.93	5.96	7.43	(1.51)

Distributions to shareholders from:
Net investment income	(0.28)		(0.15)	(0.23)	(0.29)	(0.20)
Return of capital	-		-	(0.13)	-	-

Total distributions	(0.28)		(0.15)	(0.36)	(0.29)	(0.20)

Net asset value at end of year	$61.51		$63.65	$57.87	$52.27	$45.13

Market price at end of year(b)	$61.72		$63.64	$57.91	$52.26	$45.13

Net Asset Value Total Return(c)	(2.95)%		10.28%	11.43%	16.50%	(3.24)%
Market Price Total Return(c)	(2.61)%		10.19%	11.53%	16.48%	(3.26)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$58,431		$101,839	$107,053	$130,669	$42,876
Ratio to average net assets of:
Expenses, after Waivers	0.61	%(d)	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers.	0.62	%(d)	0.64%	0.64%	0.65%	0.65%
Net investment income	0.46	%(d)	0.29%	0.39%	0.59%	0.48%
Portfolio turnover rate(e)	111%		104%	106%	122%	122%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco DWA Technology Momentum ETF (PTF)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$71.82	$56.19	$45.25	$36.16	$40.37

Net investment income (loss)(a)	(0.12)	(0.09)	0.04	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	4.93	15.76	10.92	9.12	(4.20)

Total from investment operations	4.81	15.67	10.96	9.19	(4.21)

Distributions to shareholders from:
Net investment income	-	(0.04)	(0.02)	(0.05)	-
Return of capital.	-	-	-	(0.05)	-

Total distributions.	-	(0.04)	(0.02)	(0.10)	-

Net asset value at end of year	$76.63	$71.82	$56.19	$45.25	$36.16

Market price at end of year(b)	$76.69	$71.91	$56.21	$45.22	$36.16

Net Asset Value Total Return(c)	6.70%	27.90%	24.22%	25.46%	(10.43)%
Market Price Total Return(c)	6.65%	28.01%	24.35%	25.38%	(10.41)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$157,096	$175,966	$117,996	$131,217	$182,623
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.69%	0.72%	0.74%	0.72%	0.70%
Net investment income (loss)	(0.17)%	(0.15)%	0.08%	0.17%	(0.03)%
Portfolio turnover rate(d)	159%	133%	107%	147%	159%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco DWA Utilities Momentum ETF (PUI)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$32.18	$27.11	$27.50	$25.12	$22.51

Net investment income(a)	0.65	0.63	0.65	0.65	0.64
Net realized and unrealized gain (loss) on investments	(1.87)	4.98	(0.31)	2.71	2.60

Total from investment operations.	(1.22)	5.61	0.34	3.36	3.24

Distributions to shareholders from:
Net investment income	(0.77)	(0.54)	(0.73)	(0.98)	(0.63)

Net asset value at end of year	$30.19	$32.18	$27.11	$27.50	$25.12

Market price at end of year(b)	$30.29	$32.18	$27.13	$27.51	$25.10

Net Asset Value Total Return(c)	(3.84)%	20.98%	1.16%	13.65%	14.86%
Market Price Total Return(c)	(3.53)%	20.89%	1.19%	13.78%	14.81%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$81,526	$223,637	$44,730	$137,476	$200,953
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers.	0.69%	0.73%	0.83%	0.71%	0.74%
Net investment income	1.93%	2.08%	2.35%	2.46%	2.74%
Portfolio turnover rate(d)	69%	49%	41%	54%	91%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco NASDAQ Internet ETF (PNQI)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$142.44		$129.15	$99.14	$76.48	$72.28

Net investment income (loss)(a)	(0.44)		(0.44)	(0.36)	(0.22)	(0.16)
Net realized and unrealized gain on investments	4.82		13.73	30.40	22.88	4.36

Total from investment operations	4.38		13.29	30.04	22.66	4.20

Distributions to shareholders from:
Net investment income	-		-	(0.03)	-	-

Net asset value at end of year	$146.82		$142.44	$129.15	$99.14	$76.48

Market price at end of year(b)	$146.75		$142.41	$129.29	$99.17	$76.44

Net Asset Value Total Return(c)	3.07%		10.29%	30.30%	29.63%	5.81%
Market Price Total Return(c)	3.05%		10.15%	30.40%	29.73%	5.79%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$557,897		$598,232	$600,535	$351,939	$279,152
Ratio to average net assets of:
Expenses	0.60	%(d)	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.32)%		(0.34)%	(0.31)%	(0.26)%	(0.21)%
Portfolio turnover rate(e)	41%		20%	20%	14%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco DWA Basic Materials Momentum ETF (PYZ)	“DWA Basic Materials Momentum ETF”

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	“DWA Consumer Cyclicals Momentum ETF”

Invesco DWA Consumer Staples Momentum ETF (PSL)	“DWA Consumer Staples Momentum ETF”

Invesco DWA Energy Momentum ETF (PXI)	“DWA Energy Momentum ETF”

Invesco DWA Financial Momentum ETF (PFI)	“DWA Financial Momentum ETF”

Invesco DWA Healthcare Momentum ETF (PTH)	“DWA Healthcare Momentum ETF”

Invesco DWA Industrials Momentum ETF (PRN)	“DWA Industrials Momentum ETF”

Invesco DWA Technology Momentum ETF (PTF)	“DWA Technology Momentum ETF”

Invesco DWA Utilities Momentum ETF (PUI)	“DWA Utilities Momentum ETF”

Invesco NASDAQ Internet ETF (PNQI)	“NASDAQ Internet ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

DWA Basic Materials Momentum ETF	Dorsey Wright® Basic Materials Technical Leaders Index

DWA Consumer Cyclicals Momentum ETF	Dorsey Wright® Consumer Cyclicals Technical Leaders Index

DWA Consumer Staples Momentum ETF	Dorsey Wright® Consumer Staples Technical Leaders Index

DWA Energy Momentum ETF	Dorsey Wright® Energy Technical Leaders Index

DWA Financial Momentum ETF	Dorsey Wright® Financials Technical Leaders Index

DWA Healthcare Momentum ETF	Dorsey Wright® Healthcare Technical Leaders Index

DWA Industrials Momentum ETF	Dorsey Wright® Industrials Technical Leaders Index

DWA Technology Momentum ETF	Dorsey Wright® Technology Technical Leaders Index

DWA Utilities Momentum ETF	Dorsey Wright® Utilities Technical Leaders Index

NASDAQ Internet ETF	NASDAQ Internet IndexSM

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed

70

options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other	Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an

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agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to each Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because NASDAQ Internet ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These

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companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

 Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to each Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

 Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

 Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

 Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

 Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NASDAQ Internet ETF) is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation

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expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses.

NASDAQ Internet ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expnses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

 Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

 Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

 Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for NASDAQ Internet ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, NASDAQ Internet ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet ETF), pursuant to which the Adviser has contractually agreed to waive

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fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except NASDAQ Internet ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2022. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2022. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA Basic Materials Momentum ETF	$90,722

DWA Consumer Cyclicals Momentum ETF	80,603

DWA Consumer Staples Momentum ETF	165,742

DWA Energy Momentum ETF	80,340

DWA Financial Momentum ETF	54,088

DWA Healthcare Momentum ETF	184,543
DWA Industrials Momentum ETF	14,746

DWA Technology Momentum ETF	178,584

DWA Utilities Momentum ETF	175,520

NASDAQ Internet ETF	297

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2020 are as follows:

	Total Potential
	Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/21	4/30/22	4/30/23
DWA Basic Materials Momentum ETF	$382,419	$159,542	$132,491	$90,386

DWA Consumer Cyclicals Momentum ETF	307,587	119,724	107,540	80,323

DWA Consumer Staples Momentum ETF	466,266	140,107	160,906	165,253

DWA Energy Momentum ETF	373,260	160,735	132,479	80,046

DWA Financial Momentum ETF	242,088	112,796	75,482	53,810

DWA Healthcare Momentum ETF	582,704	174,653	224,272	183,779
DWA Industrials Momentum ETF	105,345	51,599	39,388	14,358

DWA Technology Momentum ETF	512,441	173,020	161,341	178,080

DWA Utilities Momentum ETF	451,438	140,725	135,751	174,962

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Fund are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

DWA Basic Materials Momentum ETF	Dorsey Wright & Associates, LLC

DWA Consumer Cyclicals Momentum ETF	Dorsey Wright & Associates, LLC

DWA Consumer Staples Momentum ETF	Dorsey Wright & Associates, LLC

DWA Energy Momentum ETF	Dorsey Wright & Associates, LLC

DWA Financial Momentum ETF	Dorsey Wright & Associates, LLC

DWA Healthcare Momentum ETF	Dorsey Wright & Associates, LLC

DWA Industrials Momentum ETF	Dorsey Wright & Associates, LLC

DWA Technology Momentum ETF	Dorsey Wright & Associates, LLC

DWA Utilities Momentum ETF	Dorsey Wright & Associates, LLC

NASDAQ Internet ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2020, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains
NASDAQ Internet ETF	$-	$91,833	$1,445

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

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uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
DWA Basic Materials Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$35,624,890	$-	$-	$35,624,890

Money Market Funds	169,818	2,269,357	-	2,439,175

Total Investments	$35,794,708	$2,269,357	$-	$38,064,065

DWA Consumer Cyclicals Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$16,655,204	$-	$-	$16,655,204

Money Market Funds	153,870	851,641	-	1,005,511

Total Investments	$16,809,074	$851,641	$-	$17,660,715

DWA Consumer Staples Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$109,416,537	$-	$-	$109,416,537

Money Market Funds	305,656	3,678,757	-	3,984,413

Total Investments	$109,722,193	$3,678,757	$-	$113,400,950

DWA Energy Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$17,488,434	$-	$-	$17,488,434

Money Market Funds	149,226	1,420,063	-	1,569,289

Total Investments	$17,637,660	$1,420,063	$-	$19,057,723

DWA Financial Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$28,688,547	$-	$-	$28,688,547

Money Market Funds	161,230	703,151	-	864,381

Total Investments	$28,849,777	$703,151	$-	$29,552,928

DWA Healthcare Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$265,533,822	$-	$-	$265,533,822

Money Market Funds	272,671	4,282,803	-	4,555,474

Total Investments	$265,806,493	$4,282,803	$-	$270,089,296

DWA Industrials Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$58,422,037	$-	$-	$58,422,037

Money Market Funds	172,342	1,233,832	-	1,406,174

Total Investments	$58,594,379	$1,233,832	$-	$59,828,211

DWA Technology Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$157,148,852	$-	$-	$157,148,852

Money Market Funds	289,745	1,553,493	-	1,843,238

Total Investments	$157,438,597	$1,553,493	$-	$158,992,090

DWA Utilities Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$81,431,229	$-	$-	$81,431,229

Money Market Funds	288,419	2,663,288	-	2,951,707

Total Investments	$81,719,648	$2,663,288	$-	$84,382,936

NASDAQ Internet ETF

Investments in Securities

Common Stocks & Other Equity Interests	$557,923,155	$-	$-	$557,923,155

Money Market Funds	592,971	9,544,481	-	10,137,452

Total Investments	$558,516,126	$9,544,481	$-	$568,060,607

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NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2020 and 2019:

	2020	2019
	Ordinary Income	Ordinary Income
DWA Basic Materials Momentum ETF	$922,655	$888,902

DWA Consumer Cyclicals Momentum ETF	44,757	158,244

DWA Consumer Staples Momentum ETF	1,105,634	896,392

DWA Energy Momentum ETF	1,050,173	813,322

DWA Financial Momentum ETF	892,090	535,745

DWA Healthcare Momentum ETF	-	-
DWA Industrials Momentum ETF	450,794	271,559

DWA Technology Momentum ETF	-	94,036

DWA Utilities Momentum ETF	4,368,979	1,488,891

NASDAQ Internet ETF	-	-

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum ETF	$16,543	$(29,141)	$(360,800)	$(52,609,385)	$88,616,490	$35,633,707

DWA Consumer Cyclicals Momentum ETF	-	(27,319)	1,304,894	(64,346,155)	79,725,278	16,656,698

DWA Consumer Staples Momentum ETF	132,080	(29,865)	6,562,445	(87,149,008)	189,996,985	109,512,637

DWA Energy Momentum ETF	-	(32,635)	(4,756,544)	(183,437,868)	205,705,925	17,478,878

DWA Financial Momentum ETF	-	(25,984)	2,006,142	(25,937,737)	52,652,177	28,694,598

DWA Healthcare Momentum ETF	-	(33,083)	35,680,383	(162,292,177)	392,108,133	265,463,256
DWA Industrials Momentum ETF	30,519	(29,821)	4,098,742	(60,709,078)	115,040,421	58,430,783

DWA Technology Momentum ETF	-	(29,483)	23,175,877	(104,858,727)	238,808,654	157,096,321

DWA Utilities Momentum ETF	208,483	(27,719)	(4,179,806)	(23,945,379)	109,470,409	81,525,988

NASDAQ Internet ETF	-	-	41,689,649	(53,682,368)	569,889,861	557,897,142

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2020:

	No expiration
	Short-Term	Long-Term	Total*
DWA Basic Materials Momentum ETF	$40,712,372	$11,897,013	$52,609,385

DWA Consumer Cyclicals Momentum ETF	64,126,198	219,957	64,346,155

DWA Consumer Staples Momentum ETF	81,848,846	5,300,162	87,149,008

DWA Energy Momentum ETF	158,172,894	25,264,974	183,437,868

DWA Financial Momentum ETF	25,558,167	379,570	25,937,737

DWA Healthcare Momentum ETF	162,292,177	-	162,292,177
DWA Industrials Momentum ETF	60,709,078	-	60,709,078

DWA Technology Momentum ETF	104,858,727	-	104,858,727

DWA Utilities Momentum ETF	21,507,669	2,437,710	23,945,379

NASDAQ Internet ETF	10,263,402	43,418,966	53,682,368

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

78

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Basic Materials Momentum ETF	$46,359,729	$46,602,068

DWA Consumer Cyclicals Momentum ETF	65,794,969	65,755,779

DWA Consumer Staples Momentum ETF	191,447,060	191,116,197

DWA Energy Momentum ETF	30,202,419	30,366,429

DWA Financial Momentum ETF	80,570,711	80,169,251

DWA Healthcare Momentum ETF	286,603,590	285,132,095
DWA Industrials Momentum ETF	113,760,575	111,596,700

DWA Technology Momentum ETF	346,455,742	342,706,200

DWA Utilities Momentum ETF	135,895,593	134,980,103

NASDAQ Internet ETF	221,970,852	222,535,113

For the fiscal year ended April 30, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered
DWA Basic Materials Momentum ETF	$6,274,500	$23,130,063

DWA Consumer Cyclicals Momentum ETF	48,679,163	57,748,520

DWA Consumer Staples Momentum ETF	108,326,285	148,199,185

DWA Energy Momentum ETF	3,213,039	15,084,487

DWA Financial Momentum ETF	107,164,252	101,590,243

DWA Healthcare Momentum ETF	234,490,949	175,936,714
DWA Industrials Momentum ETF	73,062,483	116,739,633

DWA Technology Momentum ETF	287,798,464	310,484,764

DWA Utilities Momentum ETF	152,867,717	289,285,948

NASDAQ Internet ETF	181,877,219	244,375,947

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
DWA Basic Materials Momentum ETF	$4,139,460	$(4,500,260)	$(360,800)	$38,424,865

DWA Consumer Cyclicals Momentum ETF	1,743,007	(438,113)	1,304,894	16,355,821

DWA Consumer Staples Momentum ETF	8,337,283	(1,774,838)	6,562,445	106,838,505

DWA Energy Momentum ETF	2,854,174	(7,610,718)	(4,756,544)	23,814,267

DWA Financial Momentum ETF	2,567,491	(561,349)	2,006,142	27,546,786

DWA Healthcare Momentum ETF	38,887,579	(3,207,196)	35,680,383	234,408,913
DWA Industrials Momentum ETF	5,723,494	(1,624,752)	4,098,742	55,729,469

DWA Technology Momentum ETF	24,630,244	(1,454,367)	23,175,877	135,816,213

DWA Utilities Momentum ETF	3,061,977	(7,241,783)	(4,179,806)	88,562,742

NASDAQ Internet ETF	78,734,794	(37,045,145)	41,689,649	526,370,958

79

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Basic Materials Momentum ETF	$-	$(2,649,057)	$2,649,057

DWA Consumer Cyclicals Momentum ETF	3,786	(5,638,871)	5,635,085

DWA Consumer Staples Momentum ETF	-	(15,509,530)	15,509,530

DWA Energy Momentum ETF	42,028	802,558	(844,586)

DWA Financial Momentum ETF	47,060	(9,930,544)	9,883,484

DWA Healthcare Momentum ETF	769,830	(34,104,537)	33,334,707
DWA Industrials Momentum ETF	-	(18,623,920)	18,623,920

DWA Technology Momentum ETF	477,986	(41,634,675)	41,156,689

DWA Utilities Momentum ETF	-	(19,349,925)	19,349,925

NASDAQ Internet ETF	2,403,718	(88,024,871)	85,621,153

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

80

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020 , the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020, and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

81

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco NASDAQ Internet ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Invesco NASDAQ Internet ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

In addition to the fees and expenses which the Invesco NASDAQ Internet ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2019	April 30, 2020	Six-Month Period	Six-Month Period(1)
Invesco DWA Basic Materials Momentum ETF (PYZ)
Actual	$1,000.00	$822.50	0.59%	$2.67
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59	2.97
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
Actual	1,000.00	777.30	0.58	2.56
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.58	2.92
Invesco DWA Consumer Staples Momentum ETF (PSL)
Actual	1,000.00	860.30	0.60	2.78
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

82

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2019	April 30, 2020	Six-Month Period	Six-Month Period(1)
Invesco DWA Energy Momentum ETF (PXI)
Actual	$1,000.00	$597.90	0.58%	$2.30
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.58	2.92
Invesco DWA Financial Momentum ETF (PFI)
Actual	1,000.00	854.50	0.59	2.72
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59	2.97
Invesco DWA Healthcare Momentum ETF (PTH)
Actual	1,000.00	1,223.00	0.60	3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
Invesco DWA Industrials Momentum ETF (PRN)
Actual	1,000.00	939.70	0.59	2.85
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59	2.97
Invesco DWA Technology Momentum ETF (PTF)
Actual	1,000.00	1,072.10	0.60	3.09
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
Invesco DWA Utilities Momentum ETF (PUI)
Actual	1,000.00	883.70	0.60	2.81
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
Invesco NASDAQ Internet ETF (PNQI)
Actual	1,000.00	1,114.50	0.60	3.15
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

83

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2020:

	Qualified Business	Qualified Dividend	Dividends-Received
	Income*	Income*	Deduction*
Invesco DWA Basic Materials Momentum ETF	0%	100%	100%
Invesco DWA Consumer Cyclicals Momentum ETF	0%	100%	100%
Invesco DWA Consumer Staples Momentum ETF	0%	100%	100%
Invesco DWA Energy Momentum ETF	0%	99%	100%
Invesco DWA Financial Momentum ETF	29%	71%	75%
Invesco DWA Healthcare Momentum ETF	0%	0%	0%
Invesco DWA Industrials Momentum ETF	0%	100%	100%
Invesco DWA Technology Momentum ETF	0%	0%	0%
Invesco DWA Utilities Momentum ETF	0%	100%	100%
Invesco NASDAQ Internet ETF	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

84

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	215	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	215	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

85

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	215	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

86

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	215	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

87

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	215	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	215	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

88

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	215	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

89

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	215	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	215	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	215	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary President and Principal Executive Officer	Since 2011 Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (May 2020-present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (June 2020-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (June 2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

93

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each

94

Approval of Investment Advisory Contracts (continued)

applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF; Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2022, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco CleantechTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

95

Approval of Investment Advisory Contracts (continued)

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X

96

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF	X	X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are included in the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X

97

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X	X	X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Leisure and Entertainment

98

Approval of Investment Advisory Contracts (continued)

ETF, Invesco Dynamic Media ETF, Invesco Global Listed Private Equity ETF, Invesco S&P Spin-Off ETF, Invesco WilderHill Clean Energy ETF and Invesco Zacks Mid-Cap ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

99

Approval of Investment Advisory Contracts (continued)

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communications Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with

100

Approval of Investment Advisory Contracts (continued)

the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Communication Services ETF			X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

101

Approval of Investment Advisory Contracts (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including a product that has an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

102

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2020

PPA	Invesco Aerospace & Defense ETF

PZD	Invesco CleantechTM ETF

PDP	Invesco DWA Momentum ETF

PSP	Invesco Global Listed Private Equity ETF

PGJ	Invesco Golden Dragon China ETF

RYJ	Invesco Raymond James SB-1 Equity ETF

PBP	Invesco S&P 500 BuyWrite ETF

SPHQ	Invesco S&P 500® Quality ETF

CSD	Invesco S&P Spin-Off ETF

PHO	Invesco Water Resources ETF

PBW	Invesco WilderHill Clean Energy ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Although the S&P 500 Index, considered representative of the US stock market, posted modest gains for the second quarter of 2019, US equities experienced increased volatility. After four consecutive months of rising stock prices, markets sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the US Federal Reserve (the “Fed”) cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. Cyclical sectors, where company performance tends to be closely linked to macroeconomic changes in the business cycle, were the hardest hit. At the close of the fiscal year in April, US unemployment numbers continued to climb, with over 30 million Americans seeking unemployment benefits since March 2020.3 In addition, the second gross domestic product estimate for the first quarter of 2020 saw the economy shrink by 5.0%, the sharpest drop since the 2008 financial crisis.2

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis
[3]	Source: The Associated Press

Global Equity

Global equity markets faced volatility in the second and third quarters of 2019, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK regarding its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of 2019 showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

Third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union.

Global equity markets started 2020 well, buoyed by positive economic data and the phase one signing of the US and China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while emerging equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy. At the close of the fiscal year, despite the continuing global spread of COVID-19, April saw both equity and credit markets stage a rebound from the severe market shock witnessed in March. In this environment, global equity markets declined for the fiscal year, with developed markets outperforming emerging markets.

3

PPA	Manager’s Analysis
Invesco Aerospace & Defense ETF (PPA)

As an index fund, the Invesco Aerospace & Defense ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the SPADE® Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, SPADE Indexes LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is composed of common stocks of companies that are engaged principally in the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations. These may include, for example, companies that provide the following products or services: defense electronics, aircraft, naval vessels, missiles, spacecraft and launch vehicles, ground vehicles, communications, sensors, information technology and network centric warfare, unmanned vehicles, satellite-based services and ground-based equipment and electronics, products or services.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (11.48)%. On a net asset value (“NAV”) basis, the Fund returned (11.64)%. During the same time period, the Index returned (11.23)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Aerospace & Defense Index (the “Benchmark Index”) returned (22.29)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well.

Relative to the Benchmark Index, the Fund was most overweight in the IT consulting & other services industry and most underweight in the aerospace & defense industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the overweight allocation to the IT consulting & other services industry.

For the fiscal year ended April 30, 2020, the IT consulting & other services industry was the only contributing industry to the Fund’s return. The aerospace & defense industry detracted most significantly from the Fund’s return, followed by the industrial conglomerates and industrial machine industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Lockheed Martin Corp., an IT consulting & other services company (portfolio average weight of 7.46%) and L3Harris Technologies Inc., an industrial conglomerates company (portfolio average weight of 5.11%). Positions that detracted most significantly from the Fund’s return during this period included Boeing Co., an aerospace & defense company (portfolio average weight of 6.45%) and Raytheon Co., an aerospace & defense company (portfolio average weight of 5.02%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Aerospace & Defense	66.11
IT Services	12.30
Industrial Conglomerates	7.30
Containers & Packaging	4.36
Construction & Engineering	3.02
Industry Types Each Less Than 3%	6.91
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Raytheon Technologies Corp.	9.64
Lockheed Martin Corp.	8.12
Honeywell International, Inc.	7.30
Northrop Grumman Corp.	6.79
Boeing Co. (The)	5.93
General Dynamics Corp.	4.63
Ball Corp.	4.36
L3Harris Technologies, Inc.	4.15
TransDigm Group, Inc.	3.86
Leidos Holdings, Inc.	3.83
Total	58.61

*	Excluding money market fund holdings.

4

Invesco Aerospace & Defense ETF (PPA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
SPADE® Defense Index	(11.23)%	8.08%	26.24%	10.58%	65.36%	13.06%	241.22%	11.13%	362.56%
S&P Composite 1500® Aerospace & Defense Index	(22.29)	3.61	11.21	8.74	52.01	12.22	216.79	11.31	373.76
Fund
NAV Return	(11.64)	7.49	24.21	9.94	60.65	12.36	220.84	10.44	322.52
Market Price Return	(11.48)	7.54	24.36	10.00	61.03	12.39	221.44	10.46	323.59

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PZD	Manager’s Analysis
Invesco CleantechTM ETF (PZD)

As an index fund, the Invesco CleantechTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of The Cleantech IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Cleantech Indices LLC (the “Index Provider”) identifies securities for inclusion in the Index, which is designed to track the performance of publicly traded clean technology (or “cleantech”) companies. The Index Provider considers a company to be a cleantech company when it derives at least 50% of its revenues or operating profits from cleantech businesses, which are defined as businesses that provide knowledge-based products or services that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Index focuses on companies that are leaders in the innovation and commercial deployment of cleantech products/services across a broad range of industries, including, but not limited to, clean energy, energy efficiency and transmission, clean water, advanced materials, eco-friendly agriculture and nutrition, transportation, manufacturing efficiency, recycling and pollution prevention/remediation.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (4.73)%. On a net asset value “NAV”) basis, the Fund returned (4.49)%. During the same time period, the Index returned (4.11)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors of a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.
Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the IT services industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its overweight position in the machinery industry.

For the fiscal year ended April 30, 2020, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the software and chemicals industries, respectively. The machinery industry was the largest detracting industry, followed by the aerospace & defense and electrical equipment industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included SolarEdge Technologies, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 2.42%), and Enphase Energy, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 30.24%). Positions that detracted most significantly from the Fund’s return during this period included Hexcel Corp., an aerospace & defense company (portfolio average weight of 2.59%) and SMA Solar Woodward, Inc., a machinery company (portfolio average weight of 2.58%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Electrical Equipment	19.79
Semiconductors & Semiconductor Equipment	14.19
Electronic Equipment, Instruments & Components	11.36
Machinery	10.07
Chemicals	6.95
Professional Services	6.49
Software	5.91
Building Products	5.34
Industrial Conglomerates	3.80
Auto Components	3.04
Industry Types Each Less Than 3%	13.10
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

6

Invesco CleantechTM ETF (PZD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Trimble, Inc.	3.84
Sensata Technologies Holding PLC	3.30
Enphase Energy, Inc.	3.26
Autodesk, Inc.	3.12
BorgWarner, Inc.	3.04
Schneider Electric SE	2.93
ABB Ltd.	2.90
Vestas Wind Systems A/S	2.88
Roper Technologies, Inc.	2.80
Intertek Group PLC	2.80
Total	30.87

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
The Cleantech Index™	(4.11)%	6.19%	19.75%	8.43%	49.86%	7.12%	98.94%	5.49%	105.99%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	7.95	181.16
Fund
NAV Return	(4.49)	5.61	17.78	7.76	45.27	6.33	84.72	4.76	87.39
Market Price Return	(4.73)	5.53	17.54	7.83	45.81	6.43	86.49	4.77	87.65

7

Invesco CleantechTM ETF (PZD) (continued)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.68%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

8

PDP	Manager’s Analysis
Invesco DWA Momentum ETF (PDP)

As an index fund, the Invesco DWA Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of approximately 100 securities from an eligible universe of approximately 1,000 securities of the largest constituents by market capitalization within the NASDAQ US Benchmark Index, a market capitalization-weighted index designed to track the performance of the U.S. equity market.

The Index Provider selects securities for the Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period, or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to a representative benchmark index.

After giving each eligible security a momentum score, the Index Provider selects approximately 100 securities with the highest momentum scores from the universe of eligible securities for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 3.65%. On a net asset value (“NAV”) basis, the Fund returned 3.53%. During the same time period, the Index returned 4.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 3000® Growth Index (the “Benchmark Index”) returned 9.47%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,696 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. growth equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the communication services sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection and underweight allocation to the consumer discretionary sector as well as its security selection and underweight allocation to the information technology sector.

For the fiscal year ended April 30, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and real estate sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Apple Inc., an information technology company (portfolio average weight of 2.68%) and RingCentral, Inc., Class A, an information technology company (portfolio average weight of 1.41%). Positions that detracted most significantly from the Fund’s return during this period included Mirati Therapeutics Inc., a health care company (no longer held at fiscal year-end) and O’Reilly Automotive, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	35.09
Industrials	17.59
Health Care	16.43
Consumer Discretionary	7.86
Real Estate	5.74
Consumer Staples	4.79
Materials	4.68
Financials	3.39
Sector Types Each Less Than 3%	4.42
Money Market Funds Plus Other Assets Less Liabilities	0.01

9

Invesco DWA Momentum ETF (PDP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Apple, Inc.	3.04
American Tower Corp.	2.96
Mastercard, Inc., Class A	2.77
ANSYS, Inc.	2.47
West Pharmaceutical Services, Inc.	2.45
Amazon.com, Inc.	2.45
Domino’s Pizza, Inc.	2.39
Rollins, Inc.	2.29
Five9, Inc.	2.23
Ball Corp.	2.20
Total	25.25

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended - Dorsey Wright Technical Leaders Index	4.14%	10.73%	35.75%	8.49%	50.27%	11.79%	204.94%	7.94%	173.49%
Russell 3000® Growth Index	9.47	14.88	51.63	12.76	82.28	14.10	273.83	10.49	271.92
Fund
NAV Return	3.53	10.06	33.31	7.81	45.63	11.47	196.25	7.70	165.55
Market Price Return	3.65	10.10	33.46	7.84	45.85	11.49	196.77	7.69	165.35

10

Invesco DWA Momentum ETF (PDP) (continued)

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Technical Leaders Index is comprised of price only returns from Fund inception through the conversion date, December 31, 2013, and total returns starting at the conversion date through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

11

PSP	Manager’s Analysis
Invesco Global Listed Private Equity ETF (PSP)

As an index fund, the Invesco Global Listed Private Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (the “Index Provider”) compiles and maintains the Index, which is composed of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (15.92)%. On a net asset value (“NAV”) basis, the Fund returned (15.82)%. During the same time period, the Index returned (15.47)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage around the reinvestment of dividends received from the underlying portfolio holdings and trading costs incurred around portfolio rebalances.

During the same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned (4.96)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 3,044 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the global equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the asset management & custody banks industry and most underweight in the diversified banks industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its overweight allocation to the asset management & custody banks industry.

For the fiscal year ended April 30, 2020, the interactive media & services industry contributed most significantly to the Fund’s return, followed by the IT consulting & other services and integrated telecommunication services industries, respectively. The asset management & custody banks industry detracted most significantly from the Fund’s return, followed by the heavy electrical equipment and multi-sector holdings industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included IAC/InterActiveCorp., an interactive media & services company (portfolio average weight 4.93%) and Apollo Global Management Inc., Class A, an asset management & custody banks company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Melrose Industries PLC, a heavy electrical equipment company (portfolio average weight of 4.76%) and 3i Group PLC, an asset management & custody banks company (portfolio average weight of 5.13%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Capital Markets	55.28
Diversified Financial Services	18.02
Interactive Media & Services	5.71
Industrial Conglomerates	4.43
Electrical Equipment	3.46
Industry Types Each Less Than 3%	5.79
Money Market Funds Plus Other Assets Less Liabilities	7.31

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Partners Group Holding AG	5.88
IAC/InterActiveCorp.	5.71
3i Group PLC	5.35
KKR & Co., Inc., Class A	3.87
Blackstone Group, Inc. (The), Class A	3.81
Fosun International Ltd.	3.54
Kinnevik AB, Class B	3.50
Melrose Industries PLC	3.46
Onex Corp.	3.08
Carlyle Group, Inc. (The)	2.91
Total	41.11

*	Excluding money market fund holdings.

12

Invesco Global Listed Private Equity ETF (PSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended - Red Rocks Global Listed Private Equity Index	(15.47)%	(0.56)%	(1.68)%	2.16%	11.27%	7.38%	103.87%	0.82%	11.70%
MSCI All Country World Index (Net)	(4.96)	4.46	14.00	4.37	23.82	6.94	95.65	4.69	85.75
Fund
NAV Return	(15.82)	(1.28)	(3.78)	1.56	8.07	6.18	82.12	(1.09)	(13.78)
Market Price Return	(15.92)	(1.34)	(3.97)	1.63	8.40	6.17	81.92	(1.09)	(13.76)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.80%, including acquired fund fees and expenses of 1.14%, and the net annual operating expense ratio was indicated as 1.78%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Red Rocks Global Listed Private Equity Index is comprised of the Red Rocks Capital Listed Private Equity Index from Fund inception until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2020.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

13

PGJ	Manager’s Analysis
Invesco Golden Dragon China ETF (PGJ)

As an index fund, the Invesco Golden Dragon China ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ Golden Dragon China Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China.

The Index is designed to seek to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities in the Index may include common stocks, ordinary shares, American depository receipts (“ADRs”), shares of beneficial interest or limited partnership interests.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (3.83)%. On a net asset value (“NAV”) basis, the Fund returned (3.67)%. During the same time period, the Index returned (3.26)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the FTSE China 50 Index (the “Benchmark Index”) returned (7.95)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equity exposure to Chinese companies.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that has substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection in the consumer discretionary sector, as well as security selection in the industrials sector.

For the fiscal year ended April 30, 2020, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the financials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Pinduoduo, Inc. Sponsored ADR, Class A, a consumer discretionary company (portfolio average weight of 3.80%) and JD.com, Inc. Sponsored ADR, Class A, a consumer discretionary company (portfolio average weight of 8.73%). Positions that detracted most significantly from the Fund’s return during this period included Trip.com Group Ltd. Sponsored ADR, a consumer discretionary company (portfolio average weight of 6.51%) and Baidu, Inc. Sponsored ADR, Class A, a communication services company (portfolio average weight of 7.50%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Consumer Discretionary	46.35
Communication Services	35.18
Industrials	6.01
Information Technology	5.40
Health Care	3.47
Sector Types Each Less Than 3%	3.25
Money Market Funds Plus Other Assets Less Liabilities	0.34

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
JD.com, Inc., ADR	9.08
NetEase, Inc., ADR	8.78
TAL Education Group, ADR	8.08
Alibaba Group Holding Ltd., ADR	7.91
Baidu, Inc., ADR	6.83
Pinduoduo, Inc., ADR	5.38
ZTO Express Cayman, Inc., ADR	4.77
New Oriental Education & Technology Group, Inc., ADR	4.05
Vipshop Holdings Ltd., ADR	3.93
Trip.com Group Ltd., ADR	3.44
Total	62.25

*	Excluding money market fund holdings.

14

Invesco Golden Dragon China ETF (PGJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ Golden Dragon China Index	(3.26)%	5.61%	17.79%	5.16%	28.61%	6.56%	88.75%	8.53%	252.29%
FTSE China 50 Index	(7.95)	4.60	14.45	(1.62)	(7.84)	3.04	34.88	8.32	242.07
Fund
NAV Return	(3.67)	5.16	16.30	4.75	26.13	6.18	82.20	8.05	229.29
Market Price Return	(3.83)	5.13	16.18	4.76	26.19	6.17	81.96	8.02	228.08

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

RYJ	Manager’s Analysis
Invesco Raymond James SB-1 Equity ETF (RYJ)

As an index fund, the Invesco Raymond James SB-1 Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Raymond James SB-1 Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Raymond James Research Services, LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of U.S.-listed equity securities that are rated Strong Buy 1 (“SB-1”) by an affiliate of the Index Provider (together, the affiliate and the Index Provider are referred to as “Raymond James”). SB-1 is Raymond James’ highest rating for a security and generally indicates Raymond James’ expectation that the security will achieve certain total return targets in the short-term. The Index includes equity securities of all market capitalizations, including common stocks, sponsored American depositary receipts (“ADRs”), real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and business development companies (“BDCs”) that are rated SB-1 by Raymond James. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (24.31)%. On a net asset value (“NAV”) basis, the Fund returned (24.40)%. During the same time period, the Index returned (23.79)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned (14.94)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the materials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection in the energy sector along with security selection in the financials sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology sector. The energy sector detracted most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Chemocentryx, Inc., a health care company (portfolio average weight of 0.77%) and RingCentral, Inc., Class A, an information technology company (portfolio average weight of 0.71%). Positions that detracted most significantly from the Fund’s return during this period included Nine Energy Service, Inc., an energy company (no longer held at fiscal year-end) and Green Plains Partners LP, an energy company (portfolio average weight of 0.39%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	18.88
Industrials	16.78
Health Care	15.65
Financials	15.22
Consumer Discretionary	14.26
Energy	9.08
Real Estate	5.03
Communication Services	4.23
Materials	1.02
Money Market Funds Plus Other Assets Less Liabilities	(0.15)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Newpark Resources, Inc.	1.02
Mesa Air Group, Inc.	1.01
Kimbell Royalty Partners L.P.	0.95
Marathon Oil Corp.	0.88
Aaron’s, Inc.	0.88
Axos Financial, Inc.	0.88
Bed Bath & Beyond, Inc.	0.87
TCF Financial Corp.	0.86
Cactus, Inc., Class A	0.86
SkyWest, Inc.	0.86
Total	9.07

*	Excluding money market fund holdings.

16

Invesco Raymond James SB-1 Equity ETF (RYJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Raymond James SB-1 Equity Index	(23.79)%	(3.60)%	(10.42)%	0.28%	1.39%	7.55%	107.07%	N/A	N/A
S&P MidCap 400® Index	(14.94)	(0.03)	(0.10)	3.58	19.20	8.86	133.72	7.30	167.10
Fund
NAV Return	(24.40)	(4.27)	(12.28)	(0.42)	(2.07)	6.82	93.36	5.40	108.25
Market Price Return	(24.31)	(4.22)	(12.12)	(0.42)	(2.07)	6.84	93.80	5.14	101.32

Guggenheim Raymond James SB-1 Equity ETF (the “Predecessor Fund”) Inception: May 19, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.82% includes the unitary management fee of 0.75% and acquired fund fees and expenses of 0.07%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

17

PBP	Manager’s Analysis
Invesco S&P 500 BuyWrite ETF (PBP)

As an index fund, the Invesco S&P 500 BuyWrite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the CBOE S&P 500 BuyWrite IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and will write (sell) call options thereon. Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “Index Provider”) compiles, calculates and maintains the Index, which is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index.

The Index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500® Index and the exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (13.85)%. On a net asset value (“NAV”) basis, the Fund returned (13.62)%. During the same time period, the Index returned (13.18)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a buy-write strategy on the S&P 500® Index whereas the Benchmark Index selects and weights stocks based primarily on market capitalization and does not contain a covered call component.

The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the covered call feature of the Fund during the month of April 2020. The sale of call options during a period of rising markets, while providing benefit in the form of cash flow to the Fund, resulted in the call options being exercised, with the impact of the exercise being underperformance versus the Benchmark Index.

For the fiscal year ended April 30, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The Fund’s April 2020 covered call options detracted most significantly, followed by the financials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included the SPX 5/17/2019 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end) and the SPX 3/20/2020 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end) Positions that detracted most significantly from the Fund’s return during this period included the SPX 4/17/2020 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end) and the SPX 11/15/2019 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	26.69
Health Care	15.95
Communication Services	11.26
Financials	11.01
Consumer Discretionary	10.87
Industrials	8.23
Consumer Staples	7.66
Utilities	3.39
Energy	3.16
Real Estate	3.03
Materials	2.58
Other Assets Less Liabilities	(3.83)

18

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2020
Security
Microsoft Corp.	5.88
Apple, Inc.	5.28
Amazon.com, Inc.	4.43
Facebook, Inc., Class A	2.12
Alphabet, Inc., Class A	1.73
Alphabet, Inc., Class C	1.73
Johnson & Johnson	1.70
Berkshire Hathaway, Inc., Class B	1.58
Visa, Inc., Class A	1.32
JPMorgan Chase & Co.	1.29
Total	27.06

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
CBOE S&P 500 BuyWrite IndexSM	(13.18)%	(1.17)%	(3.47)%	2.05%	10.68%	4.78%	59.46%	3.05%	45.06%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.01	159.34
Fund
NAV Return	(13.62)	(1.70)	(5.02)	1.40	7.21	4.03	48.39	2.29	32.26
Market Price Return	(13.85)	(1.82)	(5.36)	1.34	6.88	3.99	47.93	2.26	31.87

19

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

20

SPHQ	Manager’s Analysis
Invesco S&P 500® Quality ETF (SPHQ)

As an index fund, the Invesco S&P 500® Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index that have high “quality,” as determined by the Index Provider based on the following three fundamental measures: return on equity, accruals ratio and financial leverage ratio. Return-on-equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value.

In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the S&P 500® Index and then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index Provider weights each component stock of the Index by the total of its quality score multiplied by its market capitalization.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 3.03%. On a net asset value (“NAV”) basis, the Fund returned 3.03%. During the same time period, the Index returned 3.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that selects stocks based primarily upon quality scores as computed by the Index Provider, while the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the communication services sector during the fiscal year ended

April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and security selection in the financials sector, as well as the Fund’s overweight allocation to and security selection in the health care sector.

For the fiscal year ended April 30, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer staples sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the energy and financials sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Apple Inc., an information technology company (portfolio average weight of 5.33%) and Intel Corp., an information technology company (portfolio average weight of 3.01%). Positions that detracted most significantly from the Fund’s return during this period included Cisco Systems, Inc., an information technology company (portfolio average weight of 4.12%) and Chevron Corp., an energy company (portfolio average weight of 3.18%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	36.37
Health Care	25.41
Consumer Staples	11.75
Industrials	9.55
Consumer Discretionary	7.34
Financials	4.95
Energy	3.90
Real Estate	0.69
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Apple, Inc.	5.78
Johnson & Johnson	5.67
Visa, Inc., Class A	5.23
Mastercard, Inc., Class A	5.05
Procter & Gamble Co. (The)	4.71
Intel Corp.	4.28
Cisco Systems, Inc.	3.94
Merck & Co., Inc.	3.91
Pfizer, Inc.	3.68
PepsiCo, Inc.	3.48
Total	45.73

*	Excluding money market fund holdings.

21

Invesco S&P 500® Quality ETF (SPHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended - S&P 500® Quality Index	3.14%	8.98%	29.43%	9.95%	60.65%	12.99%	239.03%	7.02%	165.75%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.21	211.42
Fund
NAV Return	3.03	8.76	28.66	9.68	58.75	12.63	228.45	6.85	159.60
Market Price Return	3.03	8.76	28.65	9.70	58.85	12.63	228.52	6.82	158.47

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.19% and the net annual operating expense ratio was indicated as 0.15%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Quality Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s underlying index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index, the Fund’s underlying index for the period June 29, 2010 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

22

CSD	Manager’s Analysis
Invesco S&P Spin-Off ETF (CSD)

As an index fund, the Invesco S&P Spin-Off ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P U.S. Spin-Off Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of U.S. companies that have been spun off from a parent company within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion. The Index Provider defines a spin-off company as any company resulting from one of the following events: spin-off, carve-out or split-off.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (33.64)%. On a net asset value (“NAV”) basis, the Fund returned (33.72)%. During the same time period, the Index returned (33.30)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned (10.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the health care sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and security selection in the consumer discretionary sector along with its security selection in the materials sector.

For the fiscal year ended April 30, 2020, there were no sectors that contributed to the Fund’s return. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the industrials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Carrier Global Corp., an industrials company (portfolio average weight of 0.28%) and Otis Worldwide Corp., an industrials company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return during this period included Park Hotels & Resorts, Inc., a real estate company (portfolio average weight of 3.69%) and Alcoa Corp., a materials company (portfolio average weight of 2.45%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Industrials	35.90
Materials	18.07
Consumer Discretionary	17.91
Real Estate	7.69
Consumer Staples	7.05
Information Technology	4.03
Financials	3.35
Sector Types Each Less Than 3%	5.93
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Carrier Global Corp.	8.24
Otis Worldwide Corp.	7.67
Lamb Weston Holdings, Inc.	7.05
Fortive Corp.	7.01
Dow, Inc.	7.00
Corteva, Inc.	6.67
IAA, Inc.	6.14
JBG SMITH Properties	4.78
Wyndham Hotels & Resorts, Inc.	4.28
frontdoor, Inc.	3.91
Total	62.75

*	Excluding money market fund holdings.

23

Invesco S&P Spin-Off ETF (CSD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended - S&P U.S. Spin-Off Index	(33.30)%	(8.25)%	(22.77)%	(4.31)%	(19.78)%	6.56%	88.86%	4.24%	74.22%
Russell Midcap® Index	(10.00)	3.46	10.75	4.81	26.48	9.83	155.41	7.01	147.40
Fund
NAV Return	(33.72)	(8.82)	(24.19)	(4.79)	(21.78)	5.89	77.17	3.59	60.32
Market Price Return	(33.64)	(8.81)	(24.17)	(4.76)	(21.64)	5.87	76.98	3.60	60.43

Guggenheim S&P Spin-Off ETF (the “Predecessor Fund”) Inception: December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P U.S. Spin-Off Index performance is comprised of the performance of the Beacon Spin-Off Index, the Fund’s previous underlying index, prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2020.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

24

PHO	Manager’s Analysis
Invesco Water Resources ETF (PHO)

As an index fund, the Invesco Water Resources ETF (the “Fund”) is passively managed and seeks to track the the investment results (before fees and expenses) of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles the Index, which seeks to track the performance of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. The Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), shares of beneficial interest and tracking stocks.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (0.01)%. On a net asset value (“NAV”) basis, the Fund returned (0.07)%. During the same time period, the Index returned 0.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the software industry during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the underweight allocation to the systems software industry and the security selection in the trading companies & distributors industry.

For the fiscal year ended April 30, 2020, the health care equipment & supplies industry contributed most significantly to the Fund’s return, followed by the electronic equipment instruments & components and commercial services & supplies industries, respectively. The trading companies & distributors industry detracted most significantly from the Fund’s return, followed by the machinery and life science tools & services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Danaher Corp., a health care equipment & supplies company (portfolio average weight of 8.19%) and Itron, Inc., an electronic equipment instruments & components company (portfolio average weight of 2.81%). Positions that detracted most significantly from the Fund’s return during this period included HD Supply Holdings, Inc., a trading companies & distributors company (portfolio average weight of 2.19%) and Waters Corp., a life science tools & company (portfolio average weight of 7.74%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Machinery	26.69
Water Utilities	19.93
Health Care Equipment & Supplies	9.40
Chemicals	8.91
Industrial Conglomerates	8.06
Life Sciences Tools & Services	7.97
Building Products	6.36
Electronic Equipment, Instruments & Components	4.23
Trading Companies & Distributors	3.24
Industry Types Each Less Than 3%	5.17
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Danaher Corp.	9.40
Ecolab, Inc.	8.91
American Water Works Co., Inc.	8.18
Roper Technologies, Inc.	8.06
Waters Corp.	7.97
A.O. Smith Corp.	4.45
IDEX Corp.	4.31
Essential Utilities, Inc.	4.04
Xylem, Inc.	3.86
Toro Co. (The)	3.71
Total	62.89

*	Excluding money market fund holdings.

25

Invesco Water Resources ETF (PHO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended - NASDAQ OMX US Water IndexSM (Net)	0.50%	10.00%	33.11%	7.67%	44.73%	8.05%	116.96%	7.47%	182.30%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.21	211.42
Fund
NAV Return	(0.07)	9.35	30.76	7.01	40.30	7.30	102.33	6.42	144.92
Market Price Return	(0.01)	9.42	31.00	7.05	40.62	7.32	102.62	6.35	142.61

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—NASDAQ OMX US Water IndexSM is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM starting at the conversion date and through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

26

PBW	Manager’s Analysis
Invesco WilderHill Clean Energy ETF (PBW)

As an index fund, the Invesco WilderHill Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderShares (the “Index Provider”) compiles and maintains the Index, which is composed of stocks of publicly traded companies in the United States that are engaged in the business of the advancement of cleaner energy and conservation. Stocks are included in the Index based on the Index Provider’s evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy and conservation.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 15.16%. On a net asset value (“NAV”) basis, the Fund returned 15.13%. During the same time period, the Index returned 13.59%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (Price Only) (the “Benchmark Index”) returned 9.81%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,704 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor & semiconductor equipment industry and most underweight in the interactive media & services industry during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the overweight allocation to and the security selection in the semiconductor & semiconductor equipment industry.

For the fiscal year ended April 30, 2020, the semiconductor & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the electrical equipment and automobiles industries, respectively. The chemicals industry detracted most significantly from the Fund’s return, followed by the aerospace & defense and auto components industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Enphase Energy, Inc. an electrical components & equipment company (portfolio average weight of 3.40%) and Tesla Inc., an automobiles company (portfolio average weight of 3.13%). Positions that detracted most significantly from the Fund’s return during this period included Hexcel Corp., an aerospace & defense company (portfolio average weight of 2.50%) and TPI Composites, Inc., an electrical equipment company (portfolio average weight of 2.41%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Semiconductors & Semiconductor Equipment	27.75
Electrical Equipment	19.24
Chemicals	10.33
Independent Power and Renewable Electricity Producers	9.40
Construction & Engineering	8.77
Automobiles	6.50
Machinery	4.27
Professional Services	3.10
Auto Components	3.09
Industry Types Each Less Than 3%	7.51
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Tesla, Inc.	3.51
MYR Group, Inc.	3.24
Willdan Group, Inc.	3.10
Enphase Energy, Inc.	3.08
Bloom Energy Corp., Class A	3.06
NIO, Inc., ADR	2.99
Itron, Inc.	2.93
Quanta Services, Inc.	2.89
Vivint Solar, Inc.	2.84
Livent Corp.	2.78
Total	30.42

*	Excluding money market fund holdings.

27

Invesco WilderHill Clean Energy ETF (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
WilderHill Clean Energy Index	13.59%	16.18%	56.83%	2.73%	14.39%	(3.66)%	(31.15)%	(5.37)%	(56.68)%
NASDAQ Composite Index (Price Only)	9.81	13.70	46.99	12.46	79.90	13.70	261.19	10.13	331.88
Fund
NAV Return	15.13	17.20	61.00	3.96	21.44	(2.60)	(23.12)	(4.47)	(50.03)
Market Price Return	15.16	17.23	61.11	3.98	21.52	(2.58)	(23.00)	(4.47)	(49.97)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Returns of the Benchmark Index are price only, and do not reflect dividends paid by the holdings in the Benchmark Index.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

28

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

29

Invesco Aerospace & Defense ETF (PPA)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Aerospace & Defense-66.11%
AAR Corp.	67,919	$1,329,854
Aerojet Rocketdyne Holdings, Inc.(b)	149,355	6,144,465
AeroVironment, Inc.(b)	46,751	2,817,215
Axon Enterprise, Inc.(b)	76,683	5,575,621
Boeing Co. (The)	297,837	42,000,974
BWX Technologies, Inc.	185,490	9,842,099
CAE, Inc. (Canada)	518,249	8,582,203
Cubic Corp.	60,872	2,325,919
Curtiss-Wright Corp.	83,327	8,636,844
Ducommun, Inc.(b)	22,594	638,055
Elbit Systems Ltd. (Israel)(c)	86,010	11,694,780
General Dynamics Corp.	251,196	32,811,221
HEICO Corp.	261,809	22,934,468
Hexcel Corp.	163,216	5,645,641
Huntington Ingalls Industries, Inc.	79,351	15,188,575
Kratos Defense & Security Solutions, Inc.(b)	208,190	3,127,014
L3Harris Technologies, Inc.	151,993	29,441,044
Lockheed Martin Corp.	147,888	57,537,305
Maxar Technologies, Inc.	116,946	1,474,689
Mercury Systems, Inc.(b)	105,910	9,442,936
Moog, Inc., Class A	67,736	3,351,577
Northrop Grumman Corp.	145,592	48,142,907
Parsons Corp.(b)	196,545	7,350,783
Raytheon Technologies Corp.	1,054,495	68,341,821
Teledyne Technologies, Inc.(b)	71,155	23,173,049
Textron, Inc.	443,487	11,690,317
TransDigm Group, Inc.	75,273	27,330,121
Triumph Group, Inc.	97,399	685,689
Vectrus, Inc.(b)	22,497	1,170,069

		468,427,255

Communications Equipment-0.83%
Comtech Telecommunications Corp.	47,331	876,097
ViaSat, Inc.(b)	118,220	5,012,528

		5,888,625

Construction & Engineering-3.02%
Jacobs Engineering Group, Inc.	258,740	21,410,735

Containers & Packaging-4.36%
Ball Corp.	470,609	30,867,244

Diversified Telecommunication Services-0.82%
Iridium Communications, Inc.(b)	256,994	5,783,650

Electronic Equipment, Instruments & Components-1.96%
FLIR Systems, Inc.	261,480	11,348,232
OSI Systems, Inc.(b)	35,205	2,548,138

		13,896,370

	Shares	Value
Industrial Conglomerates-7.30%
Honeywell International, Inc.	364,645	$51,743,126

IT Services-12.30%
Booz Allen Hamilton Holding Corp.	272,621	20,021,286
CACI International, Inc., Class A(b)	48,429	12,114,030
KBR, Inc.	276,882	5,609,629
Leidos Holdings, Inc.	274,420	27,115,440
ManTech International Corp., Class A(c)	78,445	5,848,859
Perspecta, Inc.	318,427	6,868,471
Science Applications International Corp.	117,143	9,565,898

		87,143,613

Machinery-2.30%
Oshkosh Corp.	132,735	8,963,594
Woodward, Inc.	120,889	7,321,038

		16,284,632

Software-0.70%
FireEye, Inc.(b)	428,391	4,930,780

Trading Companies & Distributors-0.30%
Kaman Corp.	54,351	2,106,645

Total Common Stocks & Other Equity Interests (Cost $738,605,028)		708,482,675

Money Market Funds-0.12%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $851,218)	851,218	851,218

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $739,456,246)		709,333,893

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.20%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $8,526,942)	8,526,942	8,526,942

TOTAL INVESTMENTS IN SECURITIES-101.32% (Cost $747,983,188)		717,860,835
OTHER ASSETS LESS LIABILITIES-(1.32)%		(9,339,744)

NET ASSETS-100.00%		$708,521,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Aerospace & Defense ETF (PPA)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$537,146	$31,354,481	$(31,040,409)	$-	$-	$851,218	$18,702
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	5,459,377	36,371,229	(41,830,606)	-	-	-	57,611
Invesco Liquid Assets Portfolio, Institutional Class*	1,819,792	11,005,891	(12,825,203)	-	(480)	-	20,598
Invesco Private Government Fund	-	10,602,901	(2,075,959)	-	-	8,526,942	3

Total	$7,816,315	$89,334,502	$(87,772,177)	$-	$(480)	$9,378,160	$96,914

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco CleantechTM ETF (PZD)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Aerospace & Defense-1.85%
Hexcel Corp.	119,528	$4,134,474

Auto Components-3.04%
BorgWarner, Inc.	238,282	6,807,717

Building Products-5.34%
Johnson Controls International PLC	201,114	5,854,428
Kingspan Group PLC (Ireland)	119,874	6,105,356

		11,959,784

Chemicals-6.95%
Gurit Holding AG, BR (Switzerland)	1,257	1,786,877
Novozymes A/S, Class B (Denmark)(b)	121,323	5,942,656
PQ Group Holdings, Inc.(c)	154,818	1,814,467
Umicore S.A. (Belgium)	139,602	6,026,027

		15,570,027

Commercial Services & Supplies-2.56%
TOMRA Systems ASA (Norway)(b)	171,989	5,728,731

Communications Equipment-0.74%
Digi International, Inc.(c)	147,003	1,668,484

Construction & Engineering-0.66%
Ameresco, Inc., Class A(c)	82,334	1,486,952

Electrical Equipment-19.79%
ABB Ltd. (Switzerland)	342,368	6,500,434
EnerSys	77,408	4,519,853
Schneider Electric SE (France)(b)	71,706	6,554,913
Sensata Technologies Holding PLC(c)	203,431	7,400,820
Siemens Gamesa Renewable Energy S.A. (Spain)	384,881	5,720,570
Sunrun, Inc.(c)	185,861	2,607,630
TPI Composites, Inc.(c)	131,993	2,313,837
Vestas Wind Systems A/S (Denmark)	75,080	6,462,217
XP Power Ltd. (Singapore)	56,288	2,257,765

		44,338,039

Electronic Equipment, Instruments & Components-11.36%
Badger Meter, Inc.	58,063	3,427,459
Hollysys Automation Technologies Ltd. (China)	132,805	1,904,424
Horiba Ltd. (Japan)	69,690	3,753,817
Itron, Inc.(c)	69,731	4,868,618
Opus Group AB (Sweden)	1,200,445	822,239
Trimble, Inc.(c)	248,279	8,597,902
Vaisala OYJ, Class A (Finland)	65,673	2,086,017

		25,460,476

Equity REITs-1.73%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	138,622	3,880,030

Independent Power and Renewable Electricity Producers-2.87%
Ormat Technologies, Inc.	56,017	3,496,021
Scatec Solar ASA (Norway)(d)	200,406	2,935,626

		6,431,647

	Shares	Value
Industrial Conglomerates-3.80%
Raven Industries, Inc.	99,768	$2,221,833
Roper Technologies, Inc.	18,426	6,283,819

		8,505,652

Life Sciences Tools & Services-2.69%
Eurofins Scientific SE (Luxembourg)	10,907	6,032,950

Machinery-10.07%
Donaldson Co., Inc.	131,652	5,770,307
Kadant, Inc.	29,561	2,485,784
Kornit Digital Ltd. (Israel)(c)	73,982	2,454,353
Lindsay Corp.	21,671	1,950,390
Woodward, Inc.	67,392	4,081,260
Xylem, Inc.	80,826	5,811,389

		22,553,483

Professional Services-6.49%
Intertek Group PLC (United Kingdom)	104,743	6,275,588
Ricardo PLC (United Kingdom)	271,681	1,333,045
SGS S.A. (Switzerland)	2,471	5,594,089
Willdan Group, Inc.(c)	53,181	1,348,670

		14,551,392

Semiconductors & Semiconductor Equipment-14.19%
Advanced Energy Industries, Inc.(c)	83,265	4,629,534
Cree, Inc.(c)	118,903	5,128,286
Enphase Energy, Inc.(b)(c)	156,050	7,307,822
Power Integrations, Inc.	42,839	4,384,572
Semtech Corp.(c)	96,608	4,370,546
SolarEdge Technologies, Inc.(c)	53,555	5,976,202

		31,796,962

Software-5.91%
ANSYS, Inc.(c)	23,879	6,252,239
Autodesk, Inc.(c)	37,324	6,984,440

		13,236,679

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $195,881,739)		224,143,479

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.04%
Invesco Private Government Fund, 0.01%(e)(f)(g) (Cost $15,784,549)	15,784,549	15,784,549

TOTAL INVESTMENTS IN SECURITIES-107.08% (Cost $211,666,288)		239,928,028
OTHER ASSETS LESS LIABILITIES-(7.08)%		(15,869,483)

NET ASSETS-100.00%		$224,058,545

Investment Abbreviations:

BR -Bearer Shares

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco CleantechTM ETF (PZD)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2020 represented 1.31% of the Fund’s Net Assets.

(e)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco India ETF *	$800,368	$254,254	$ (1,042,809)	$(7,198)	$(4,615)	$-	$-
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	74,602	7,947,756	(8,022,358)	-	-	-	2,067
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	8,996,556	67,093,660	(76,090,216)	-	-	-	120,919
Invesco Liquid Assets Portfolio, Institutional Class*	2,998,852	18,995,628	(21,994,106)	-	(374)	-	43,821
Invesco Private Government Fund	-	24,422,656	(8,638,107)	-	-	15,784,549	7

Total	$12,870,378	$118,713,954	$(115,787,596)	$(7,198)	$(4,989)	$15,784,549	$166,814

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco DWA Momentum ETF (PDP)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communication Services-1.86%
Cable One, Inc.	4,132	$7,903,938
Charter Communications, Inc., Class A(b)	19,020	9,419,275
T-Mobile US, Inc.(b)	75,438	6,623,456

		23,946,669

Consumer Discretionary-7.86%
Amazon.com, Inc.(b)	12,791	31,644,934
Domino’s Pizza, Inc.	85,065	30,787,575
Home Depot, Inc. (The)	38,009	8,355,519
NIKE,Inc.,ClassB	246,167	21,460,839
Pool Corp.	43,592	9,226,683

		101,475,550

Consumer Staples-4.79%
Brown-Forman Corp., Class B	180,700	11,239,540
Church & Dwight Co., Inc.	328,043	22,959,730
Costco Wholesale Corp.	26,738	8,101,614
Estee Lauder Cos., Inc. (The), Class A	45,620	8,047,368
Hormel Foods Corp.	245,330	11,493,710

		61,841,962

Financials-3.39%
First Financial Bankshares, Inc.	453,315	12,624,823
Moody’s Corp.	35,544	8,669,181
MSCI, Inc.	42,571	13,920,717
S&P Global, Inc.	29,385	8,606,279

		43,821,000

Health Care-16.43%
ACADIA Pharmaceuticals, Inc.(b)	153,583	7,419,595
Acceleron Pharma, Inc.(b)	73,107	6,618,377
Amedisys, Inc.(b)	88,811	16,355,434
Becton, Dickinson and Co.	34,615	8,741,326
Chemed Corp.	17,712	7,378,288
Cooper Cos., Inc. (The)	41,534	11,907,798
Danaher Corp.	111,400	18,209,444
Edwards Lifesciences Corp.(b)	37,898	8,242,815
Haemonetics Corp.(b)	60,158	6,844,777
LHC Group, Inc.(b)	45,101	5,862,679
Masimo Corp.(b)	59,060	12,633,524
Mettler-Toledo International, Inc.(b)	20,887	15,037,387
Penumbra, Inc.(b)	42,378	7,514,467
Repligen Corp.(b)	60,080	6,978,292
Seattle Genetics, Inc.(b)	52,720	7,234,765
Teladoc Health, Inc.(b)	38,005	6,255,243
Thermo Fisher Scientific, Inc.	20,459	6,847,218
UnitedHealth Group, Inc.	29,494	8,626,110
Veeva Systems, Inc., Class A(b)	61,130	11,663,604
West Pharmaceutical Services, Inc.	167,358	31,674,175

		212,045,318

Industrials-17.59%
A.O. Smith Corp.	171,759	7,279,146
Axon Enterprise, Inc.(b)	87,600	6,369,396
Copart, Inc.(b)	282,190	22,606,241
CoStar Group, Inc.(b)	24,255	15,723,546
Equifax, Inc.	50,615	7,030,423
FTI Consulting, Inc.(b)	51,361	6,541,337
Lockheed Martin Corp.	52,178	20,300,373

	Shares	Value
Industrials-(continued)
Mercury Systems, Inc.(b)	123,357	$10,998,510
Northrop Grumman Corp.	44,268	14,638,100
Old Dominion Freight Line, Inc.	150,086	21,805,995
Rollins, Inc.	740,313	29,612,520
Roper Technologies, Inc.	75,585	25,776,753
Teledyne Technologies, Inc.(b)	55,881	18,198,765
Toro Co. (The)	103,395	6,597,635
TransDigm Group, Inc.	37,379	13,571,567

		227,050,307

Information Technology-35.09%
Accenture PLC, Class A	37,679	6,977,774
Adobe, Inc.(b)	29,165	10,313,911
Advanced Micro Devices, Inc.(b)	162,235	8,499,492
ANSYS, Inc.(b)	121,687	31,861,307
Apple, Inc.	133,637	39,262,551
Autodesk, Inc.(b)	38,731	7,247,732
Booz Allen Hamilton Holding Corp.	103,029	7,566,450
Cadence Design Systems, Inc.(b)	207,668	16,848,105
Coupa Software, Inc.(b)	62,880	11,072,539
Entegris, Inc.	171,167	9,282,386
EPAM Systems, Inc.(b)	38,737	8,556,616
Fiserv, Inc.(b)	181,438	18,699,000
Five9, Inc.(b)	310,747	28,796,924
Fortinet, Inc.(b)	60,368	6,504,048
Global Payments, Inc.	48,901	8,118,544
Jack Henry & Associates, Inc.	55,166	9,022,399
Keysight Technologies, Inc.(b)	63,996	6,192,893
Mastercard, Inc., Class A	129,978	35,740,051
Microsoft Corp.	39,047	6,997,613
MongoDB, Inc.(b)	59,764	9,689,537
Monolithic Power Systems, Inc.	68,760	13,745,812
Motorola Solutions, Inc.	42,401	6,097,688
NVIDIA Corp.	75,265	21,998,454
Okta, Inc.(b)	65,647	9,932,391
Pegasystems, Inc.	91,755	7,672,553
Proofpoint, Inc.(b)	53,126	6,467,028
RingCentral, Inc., Class A(b)	96,615	22,079,426
salesforce.com, inc.(b)	37,407	6,058,064
ServiceNow, Inc.(b)	35,909	12,623,450
Synopsys, Inc.(b)	50,503	7,935,031
Twilio,Inc., ClassA(b)	71,697	8,051,573
Tyler Technologies, Inc.(b)	41,250	13,228,463
VeriSign, Inc.(b)	36,568	7,660,630
Visa, Inc., Class A	58,326	10,424,023
Zendesk, Inc.(b)	93,521	7,189,894
Zoom Video Communications, Inc., Class A(b)	33,809	4,569,963

		452,984,315

Materials-4.68%
Air Products and Chemicals, Inc.	35,265	7,955,079
Ball Corp.	432,309	28,355,147
Sherwin-Williams Co. (The)	44,959	24,114,659

		60,424,885

Real Estate-5.74%
American Tower Corp.	160,455	38,188,290
CoreSite Realty Corp.	62,337	7,554,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco DWA Momentum ETF (PDP)–(continued)

April 30, 2020

	Shares	Value
Real Estate-(continued)
Crown Castle International Corp.	51,800	$8,258,474
First Industrial Realty Trust, Inc.	197,781	7,470,188
SBA Communications Corp., Class A	43,565	12,630,365

		74,101,938

Utilities-2.56%
Atmos Energy Corp.	68,362	6,970,873
CMS Energy Corp.	137,472	7,848,277
Essential Utilities, Inc.	184,013	7,689,903
NextEra Energy, Inc.	45,307	10,471,354

		32,980,407

Total Common Stocks & Other Equity Interests (Cost $1,075,221,430)		1,290,672,351

	Shares	Value
Money Market Funds-0.10%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $1,285,524)	1,285,524	$1,285,524

TOTAL INVESTMENTS IN SECURITIES-100.09% (Cost $1,076,506,954)		1,291,957,875
OTHER ASSETS LESS LIABILITIES-(0.09)%		(1,189,703)

NET ASSETS-100.00%		$1,290,768,172

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$973,358	$20,498,761	$(20,186,595)	$-	$-	$1,285,524	$23,780
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	4,835,006	205,769,156	(210,604,162)	-	-	-	109,750
Invesco Liquid Assets Portfolio, Institutional Class*	1,611,687	59,178,217	(60,786,355)	-	(3,549)	-	39,759

Total	$7,420,051	$285,446,134	$(291,577,112)	$-	$(3,549)	$1,285,524	$173,289

* At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Global Listed Private Equity ETF (PSP)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-92.69%
Capital Markets-55.28%
3i Group PLC (United Kingdom)	765,047	$7,565,541
Alaris Royalty Corp. (Canada)	78,587	573,723
Apollo Investment Corp.(b)	82,474	726,596
Ares Capital Corp.	193,998	2,490,934
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)	58,808	1,030,598
Bain Capital Specialty Finance, Inc.(c)	67,393	684,713
BlackRock Capital Investment Corp.	93,301	274,305
BlackRock TCP Capital Corp.	94,057	815,474
Blackstone Group, Inc. (The), Class A	103,203	5,391,325
Brait SE (South Africa)(c)	2,199,092	472,987
Bure Equity AB (Sweden)	66,022	1,216,721
CapMan OYJ, Class B (Finland)	304,981	615,980
Carlyle Group, Inc. (The)(b)	175,908	4,123,284
Deutsche Beteiligungs AG (Germany)	35,681	1,207,615
FS KKR Capital Corp.	326,894	1,124,515
Georgia Capital PLC (Georgia)(c)	45,637	241,770
Gimv N.V. (Belgium)	35,236	1,933,559
Gladstone Investment Corp.(b)(c)	107,941	1,199,225
Goldman Sachs BDC, Inc.(b)	43,050	690,092
Golub Capital BDC, Inc.(b)	99,927	1,025,251
Hamilton Lane, Inc., Class A	54,417	3,528,942
HBM Healthcare Investments AG, Class A (Switzerland)	7,495	1,685,142
Hercules Capital, Inc.(b)	90,820	931,813
Intermediate Capital Group PLC (United Kingdom)	250,003	3,557,051
IP Group PLC (United Kingdom)(c)	2,054,252	1,438,078
Jafco Co. Ltd. (Japan)	46,045	1,502,754
KKR & Co., Inc., Class A	217,297	5,478,057
Main Street Capital Corp.(b)	45,708	1,192,065
Merian Chrysalis Investment Co. Ltd. (Guernsey)(c)	815,660	1,000,026
New Mountain Finance Corp.	98,523	753,701
Oaktree Specialty Lending Corp.	169,009	677,726
Owl Rock Capital Corp.(b)	200,673	2,588,682
Oxford Square Capital Corp.(b)(c)	88,036	235,056
Partners Group Holding AG (Switzerland)	10,575	8,325,012
Princess Private Equity Holding Ltd. (Guernsey)(b)	105,765	1,077,353
Prospect Capital Corp.(b)	228,357	991,069
Ratos AB, Class B (Sweden)(c)	577,211	1,378,139
Schroder UK Public Private (United Kingdom)(c)	1,225,554	347,817
Solar Capital Ltd.	67,367	1,014,547
Syncona Ltd. (United Kingdom)	795,607	2,057,256
Tamburi Investment Partners S.p.A. (Italy)	195,879	1,265,823
TCG BDC, Inc.	101,456	800,488
TPG Specialty Lending, Inc.(b)	58,220	958,301
VinaCapital Vietnam Opportunity Fund Ltd. (Guernsey)	225,462	793,439
Vostok New Ventures Ltd., SDR (Sweden)(c)	179,463	1,102,443
Zeder Investments Ltd. (South Africa)	1,502,794	159,567

		78,244,555

	Shares	Value
Diversified Financial Services-18.02%
Apax Global Alpha Ltd. (Guernsey)(d)	801,344	$1,295,814
Cannae Holdings, Inc.(c)	92,911	2,931,342
Compass Diversified Holdings	118,256	2,375,763
Eurazeo SE (France)	69,396	3,318,572
HgCapital Trust PLC (United Kingdom)	660,294	1,873,940
Kinnevik AB, Class B (Sweden)	239,765	4,958,691
NB Private Equity Partners Ltd. (Guernsey)	86,667	972,925
Onex Corp. (Canada)	94,430	4,362,021
Wendel SE (France)	39,938	3,412,039

		25,501,107

Diversified Telecommunication Services-1.67%
ATN International, Inc.	37,975	2,359,007

Electrical Equipment-3.46%
Melrose Industries PLC (United Kingdom)	3,891,744	4,898,054

Food Products-1.11%
Schouw & Co. A/S (Denmark)	21,923	1,572,447

Industrial Conglomerates-4.43%
Fosun International Ltd. (China)	3,960,071	5,016,272
Italmobiliare S.p.A. (Italy)	41,810	1,250,190

		6,266,462

Interactive Media & Services-5.71%
IAC/InterActiveCorp.(c)	36,175	8,084,389

Internet & Direct Marketing Retail-1.68%
Rocket Internet SE (Germany)(c)(d)	113,214	2,384,583

IT Services-1.33%
Digital Garage, Inc. (Japan)	51,505	1,878,426

Total Common Stocks & Other Equity Interests (Cost $149,484,740)		131,189,030

Money Market Funds-5.88%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(e)(f) (Cost $8,316,298)	8,316,298	8,316,298

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.57% (Cost $157,801,038)		139,505,328

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.09%
Invesco Private Government Fund, 0.01%(e)(g)(h) (Cost $17,116,620)	17,116,620	17,116,620

TOTAL INVESTMENTS IN SECURITIES-110.66% (Cost $174,917,658)		156,621,948

OTHER ASSETS LESS LIABILITIES-(10.66)%		(15,088,437)

NET ASSETS-100.00%		$141,533,511

Investment Abbreviations:

SDR-Swedish Depository Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Global Listed Private Equity ETF (PSP)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $3,680,397, which represented 2.60% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$25,144,739	$48,698,459	$(65,526,900)	$-	$-	$8,316,298	$280,877
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	19,183,307	102,811,793	(121,995,100)	-	-	-	155,886
Invesco Liquid Assets Portfolio, Institutional Class*	6,394,458	27,972,385	(34,367,023)	-	180	-	55,834
Invesco Private Government Fund	-	34,970,010	(17,853,390)	-	-	17,116,620	9

Total	$50,722,504	$214,452,647	$(239,742,413)	$-	$180	$25,432,918	$492,606

* At April 30, 2020, this security was no longer held.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(g)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	15.36%

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(b)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Citibank, N.A.	Receive	Brookfield Business Partners LP	1-Month CDOR plus 65 basis points	Monthly	October-2021	CAD 5,296,955	$-	$85,046	$85,046
Citibank, N.A.	Receive	The Blackstone Group LP	1-Month LIBOR plus 65 basis points	Monthly	October-2021	$2,312,899	-	37,901	37,901
Citibank, N.A.	Receive	KKR & Co. LP	1-Month LIBOR plus 65 basis points	Monthly	October-2021	1,997,102	-	19,698	19,698

Subtotal – Appreciation							-	142,645	142,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Global Listed Private Equity ETF (PSP)–(continued)

April 30, 2020

Open Over-The-Counter Total Return Swap Agreements(a) —(continued)
Counterparty	Pay/ Receive	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(b)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Morgan Stanley Capital Services LLC	Receive	Riverstone Energy Ltd.	1-Month LIBOR plus 85 basis points	Monthly	August-2020	GBP 292,096	$–	$(353)	$(353)

Subtotal – Depreciation							–	(353)	(353)

Total Over-The-Counter Total Return Swap Agreements							$–	$142,292	$142,292

Abbreviations:

CAD	-Canadian Dollar
CDOR	-Canadian Dealer Offered Rate
GBP	-British Pound Sterling
LIBOR	-London Interbank Offered Rate

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Golden Dragon China ETF (PGJ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.66%(b)
Communication Services-35.18%
58.com, Inc., ADR(c)	87,543	$4,547,859
Autohome, Inc., ADR	47,848	3,930,713
Baidu, Inc., ADR(c)	109,192	11,020,749
Bilibili, Inc., ADR(c)(d)	131,591	3,604,278
Bitauto Holdings Ltd., ADR(c)	27,046	328,879
China Mobile Ltd., ADR	84,330	3,370,670
China Telecom Corp. Ltd., ADR	4,167	140,011
China Unicom Hong Kong Ltd., ADR	29,476	188,941
DouYu International Holdings Ltd., ADR(c)	55,270	419,499
Fang Holdings Ltd., ADR(c)	52,387	54,482
iQIYI, Inc., ADR(c)(d)	244,606	4,150,964
JOYY, Inc., ADR(c)	42,061	2,564,039
Luokung Technology Corp.(c)	172,305	91,322
Momo, Inc., ADR	130,126	3,133,434
NetEase, Inc., ADR	41,106	14,179,926
Qutoutiao, Inc., ADR(c)(d)	78,625	193,418
SINA Corp.(c)	57,046	1,926,443
Sohu.com Ltd., ADR(c)	32,834	275,477
So-Young International, Inc., ADR(c)(d)	36,609	379,635
Weibo Corp., ADR(c)(d)	61,175	2,295,898

		56,796,637

Consumer Discretionary-46.35%
500.com Ltd., ADR(c)(d)	27,537	119,511
Alibaba Group Holding Ltd., ADR(c)	62,985	12,765,170
Baozun, Inc., ADR(c)(d)	39,005	1,241,919
Bright Scholar Education Holdings Ltd., ADR(c)	21,423	144,605
China Distance Education Holdings Ltd., ADR	18,160	140,922
China XD Plastics Co. Ltd.(c)	54,910	53,806
Hailiang Education Group, Inc., ADR(c)	2,432	115,788
Huazhu Group Ltd., ADR	122,704	4,418,571
JD.com, Inc., ADR(c)	340,193	14,662,318
Kandi Technologies Group, Inc.(c)(d)	43,322	154,226
Luckin Coffee, Inc., ADR(c)(e)	32,024	140,585
New Oriental Education & Technology Group, Inc., ADR(c)	51,219	6,538,618
Niu Technologies, ADR(c)(d)	24,366	206,136
Pinduoduo, Inc., ADR(c)(d)	183,075	8,685,078
RISE Education Cayman Ltd., ADR(c)	18,685	84,830
TAL Education Group, ADR(c)	240,868	13,052,637
Trip.com Group Ltd., ADR(c)	215,758	5,557,926
Uxin Ltd., ADR(c)(d)	149,886	241,316
Viomi Technology Co. Ltd., ADR(c)(d)	26,543	160,320
Vipshop Holdings Ltd., ADR(c)	398,613	6,349,905

		74,834,187

Consumer Staples-0.12%
111, Inc., ADR(c)	17,669	134,285
Happiness Biotech Group Ltd.(c)	20,505	59,054

		193,339

Energy-1.13%
China Petroleum & Chemical Corp., ADR	12,599	625,918
CNOOC Ltd., ADR	8,807	989,643

	Shares	Value
Energy-(continued)
PetroChina Co. Ltd., ADR	5,823	$208,638
Sino Clean Energy, Inc., Rts., expiring 07/31/2049(c)(e)	26,179	0

		1,824,199

Financials-1.95%
360 Finance, Inc., ADR(c)	79,671	717,039
China Life Insurance Co. Ltd., ADR	20,790	218,919
Fanhua, Inc., ADR(d)	25,886	490,022
LexinFintech Holdings Ltd., ADR(c)(d)	84,426	711,711
Noah Holdings Ltd., ADR(c)	26,543	736,833
Qudian, Inc., ADR(c)(d)	156,967	271,553

		3,146,077

Health Care-3.47%
China Biologic Products Holdings, Inc.(c)	31,534	3,287,104
Zai Lab Ltd., ADR(c)	36,910	2,314,995

		5,602,099

Industrials-6.01%
51job, Inc., ADR(c)	32,350	1,939,059
China Index Holdings Ltd., ADR(c)	52,387	58,673
ZTO Express Cayman, Inc., ADR	258,931	7,705,787

		9,703,519

Information Technology-5.40%
21Vianet Group, Inc., ADR(c)	61,349	918,395
Canadian Solar, Inc. (Canada)(c)	48,749	869,682
Cheetah Mobile, Inc., ADR	33,201	68,062
Daqo New Energy Corp., ADR(c)	8,262	430,698
GDS Holdings Ltd., ADR(c)(d)	85,664	4,910,260
Hollysys Automation Technologies Ltd.	49,651	711,995
Huami Corp., ADR(c)	19,419	245,068
JinkoSolar Holding Co. Ltd., ADR(c)	28,134	445,080
Xunlei Ltd., ADR(c)	32,825	120,140

		8,719,380

Real Estate-0.05%
Xinyuan Real Estate Co. Ltd., ADR	30,513	79,334

Total Common Stocks & Other Equity Interests (Cost $158,531,726)		160,898,771

Money Market Funds-0.24%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(f)(g) (Cost $388,819)	388,819	388,819

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $158,920,545)		161,287,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Golden Dragon China ETF (PGJ)–(continued)

April 30, 2020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.72%
Invesco Private Government Fund, 0.01%(f)(h)(i) (Cost $12,462,351)	12,462,351	$12,462,351

TOTAL INVESTMENTS IN SECURITIES-107.62% (Cost $171,382,896)		173,749,941
OTHER ASSETS LESS LIABILITIES-(7.62)%		(12,300,156)

NET ASSETS-100.00%		$161,449,785

Investment Abbreviations:
ADR-American Depositary Receipt
Rts.-Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at April 30, 2020.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$219,325	$3,417,799	$(3,248,305)	$-	$-	$388,819	$5,631
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	13,993,774	146,719,011	(160,712,785)	-	-	-	247,321
Invesco Liquid Assets Portfolio, Institutional Class*	4,664,591	39,795,037	(44,459,848)	-	220	-	89,848
Invesco Private Government Fund	-	26,457,241	(13,994,890)	-	-	12,462,351	7

Total	$18,877,690	$216,389,088	$(222,415,828)	$-	$220	$12,851,170	$342,807

* At April 30, 2020, this security was no longer held.

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(h)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Raymond James SB-1 Equity ETF (RYJ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.15%
Communication Services-4.23%
Altice USA, Inc., Class A(b)	25,991	$674,986
DISH Network Corp., Class A(b)	29,464	737,042
Facebook, Inc., Class A(b)	3,617	740,436
ORBCOMM, Inc.(b)	279,409	737,640
Telephone & Data Systems, Inc.	36,331	712,814
United States Cellular Corp.(b)	21,691	690,425

		4,293,343

Consumer Discretionary-14.26%
Aaron’s, Inc.	27,917	890,832
Alibaba Group Holding Ltd., ADR (China)(b)	3,141	636,587
Bed Bath & Beyond, Inc.(c)	143,349	887,330
Best Buy Co., Inc.	9,559	733,462
Darden Restaurants, Inc.	9,655	712,443
Dollar General Corp.	3,681	645,279
Everi Holdings, Inc.(b)	171,274	847,806
Floor & Decor Holdings, Inc., Class A(b)	19,085	809,204
KB Home	32,072	841,569
lululemon athletica, inc.(b)	3,109	694,800
M.D.C. Holdings, Inc.	28,349	829,208
Polaris, Inc.	11,127	789,238
Rent-A-Center, Inc.	39,819	792,597
Sonos, Inc.(b)	74,509	761,482
Target Corp.	6,172	677,315
Tempur Sealy International, Inc.(b)	15,859	852,421
Texas Roadhouse, Inc.	14,254	671,221
Tractor Supply Co.	6,910	700,881
Under Armour, Inc., Class A(b)	68,760	716,479

		14,490,154

Energy-9.08%
Cactus, Inc., Class A	49,246	875,594
Energy Transfer L.P.	101,760	854,784
Enterprise Products Partners L.P.	40,504	711,250
Enviva Partners L.P.	20,561	711,822
Green Plains Partners L.P.	146,210	779,299
Halliburton Co.	80,122	841,281
Kimbell Royalty Partners L.P.	121,437	961,781
Marathon Oil Corp.	145,564	890,852
Newpark Resources, Inc.(b)	678,819	1,038,593
Occidental Petroleum Corp.(c)	50,645	840,707
Williams Cos., Inc. (The)	37,339	723,257

		9,229,220

Financials-15.22%
Allstate Corp. (The)	6,466	657,722
Ares Commercial Real Estate Corp.	97,401	754,858
Argo Group International Holdings Ltd.	20,271	716,783
Arthur J. Gallagher & Co.	8,499	667,172
Axos Financial, Inc.(b)	38,584	889,361
Bancorp, Inc. (The)(b)	112,144	781,644
Business First Bancshares, Inc.	42,336	591,857
ConnectOne Bancorp, Inc.	49,209	735,182
FedNat Holding Co.	59,034	715,492
First Mid Bancshares, Inc.	27,811	742,554
Kemper Corp.	9,868	663,327
Ladder Capital Corp.	95,015	755,369
Meta Financial Group, Inc.	38,539	709,888

	Shares	Value
Financials-(continued)
OceanFirst Financial Corp.	45,571	$767,871
Old Republic International Corp.	43,268	690,125
Progressive Corp. (The)	7,994	617,936
Signature Bank	7,670	822,071
TCF Financial Corp.	29,583	878,319
Webster Financial Corp.	28,521	805,718
Wintrust Financial Corp.	18,606	779,591
Zions Bancorporation N.A.	22,817	721,245

		15,464,085

Health Care-15.65%
Antares Pharma, Inc.(b)	246,046	797,189
Apellis Pharmaceuticals, Inc.(b)	18,195	623,543
Blueprint Medicines Corp.(b)	9,400	553,002
Boston Scientific Corp.(b)	18,580	696,378
CareDx, Inc.(b)	28,362	719,827
Change Healthcare, Inc.(b)	65,417	761,454
ChemoCentryx, Inc.(b)	13,560	718,816
Cigna Corp.	3,611	706,962
CVS Health Corp.	10,926	672,495
Flexion Therapeutics, Inc.(b)(c)	72,145	767,623
G1 Therapeutics, Inc.(b)	51,116	671,153
Health Catalyst, Inc.(b)	25,849	689,393
HealthEquity, Inc.(b)	13,515	760,489
Intercept Pharmaceuticals, Inc.(b)	8,174	669,614
Jounce Therapeutics, Inc.(b)	143,349	702,410
NGM Biopharmaceuticals, Inc.(b)	41,084	750,194
Ocular Therapeutix, Inc.(b)(c)	137,663	792,939
Sol-Gel Technologies Ltd. (Israel)(b)(c)	53,790	443,767
Teleflex, Inc.	1,974	662,080
UnitedHealth Group, Inc.	2,380	696,079
Viking Therapeutics, Inc.(b)(c)	114,879	661,703
Voyager Therapeutics, Inc.(b)	60,943	658,794
Zimmer Biomet Holdings, Inc.	6,035	722,389

		15,898,293

Industrials-16.78%
Alaska Air Group, Inc.	23,952	778,919
Allison Transmission Holdings, Inc.	20,321	738,465
Ameresco, Inc., Class A(b)	38,472	694,804
Casella Waste Systems, Inc., Class A(b)	15,331	711,052
Construction Partners, Inc.(b)(c)	40,429	741,063
Copa Holdings S.A., Class A (Panama)	13,173	582,378
Cubic Corp.	19,613	749,413
Evoqua Water Technologies Corp.(b)	43,354	695,832
Foundation Building Materials, Inc.(b)	70,828	828,688
GMS, Inc.(b)	46,833	860,790
Kansas City Southern	5,098	665,544
Masco Corp.	16,800	689,472
Mesa Air Group, Inc.(b)	225,053	1,022,866
PACCAR, Inc.	9,970	690,223
Ryanair Holdings PLC, ADR (Ireland)(b)	11,877	753,833
SkyWest, Inc.	28,192	872,542
Southwest Airlines Co.	22,195	693,594
TPI Composites, Inc.(b)	42,107	738,136
Union Pacific Corp.	4,483	716,339
United Parcel Service, Inc., Class B	6,756	639,523
Wabash National Corp.	91,457	749,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Raymond James SB-1 Equity ETF (RYJ)–(continued)

April 30, 2020

	Shares	Value
Industrials-(continued)
Waste Connections, Inc.	7,668	$658,758
WESCO International, Inc.(b)	30,055	777,523

		17,049,704

Information Technology-18.88%
Alarm.com Holdings, Inc.(b)	15,024	672,024
Avnet, Inc.	24,541	736,721
Cerence, Inc.(b)	36,033	762,458
EchoStar Corp., Class A(b)	22,009	694,384
Envestnet, Inc.(b)	11,902	744,113
Fidelity National Information Services, Inc.	5,381	709,700
FLIR Systems, Inc.	16,551	718,313
GDS Holdings Ltd., ADR (China)(b)(c)	10,932	626,622
IPG Photonics Corp.(b)	5,660	732,008
Jabil, Inc.	27,521	782,697
Microchip Technology, Inc.	8,344	732,019
Micron Technology, Inc.(b)	15,017	719,164
Microsoft Corp.	3,800	680,998
MiX Telematics Ltd., ADR (South Africa)	76,232	705,908
New Relic, Inc.(b)	13,504	725,030
NIC, Inc.	26,366	638,848
nLight, Inc.(b)	47,337	746,031
Nokia OYJ, ADR (Finland)	195,090	698,422
ON Semiconductor Corp.(b)	46,733	749,831
QUALCOMM, Inc.	8,830	694,656
Rapid7, Inc.(b)	14,351	653,688
RingCentral, Inc., Class A(b)	2,701	617,260
salesforce.com, inc.(b)	4,278	692,822
ServiceNow, Inc.(b)	2,201	773,740
SS&C Technologies Holdings, Inc.	12,914	712,336
Switch, Inc., Class A	38,226	656,341
SYNNEX Corp.	9,170	802,925

		19,179,059

Materials-1.02%
Scotts Miracle-Gro Co. (The)	5,487	680,553
Tecnoglass, Inc.	88,790	358,711

		1,039,264

	Shares	Value
Real Estate-5.03%
Agree Realty Corp.	10,778	$701,756
American Homes 4 Rent, Class A	28,180	680,265
Invitation Homes, Inc.	29,864	706,284
Landmark Infrastructure Partners L.P.	65,352	736,517
Ventas, Inc.	23,711	767,051
Welltower, Inc.	14,888	762,712
Weyerhaeuser Co.	34,669	758,211

		5,112,796

Total Common Stocks & Other Equity Interests (Cost $103,786,801)		101,755,918

Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $14,023)	14,023	14,023

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.16% (Cost $103,800,824)		101,769,941

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.31%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $3,363,800)	3,363,800	3,363,800

TOTAL INVESTMENTS IN SECURITIES-103.47% (Cost $107,164,624)		105,133,741
OTHER ASSETS LESS LIABILITIES-(3.47)%		(3,530,057)

NET ASSETS-100.00%		$101,603,684

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$106,382	$4,579,569	$(4,671,928)	$-	$-	$14,023	$2,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Raymond James SB-1 Equity ETF (RYJ)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	$5,540,732	$57,919,260	$(63,459,992)	$-	$-	$-	$79,589
Invesco Liquid Assets Portfolio, Institutional Class*	1,847,338	15,539,931	(17,387,391)	-	122	-	28,847
Invesco Private Government Fund	-	7,149,624	(3,785,824)	-	-	3,363,800	2

Total	$7,494,452	$85,188,384	$(89,305,135)	$-	$122	$3,377,823	$110,938

* At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500 BuyWrite ETF (PBP)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-103.83%(b)
Communication Services-11.26%
Activision Blizzard, Inc.	6,370	$405,960
Alphabet, Inc., Class A(c)	2,484	3,345,203
Alphabet, Inc., Class C(c)	2,478	3,341,979
AT&T, Inc.	60,563	1,845,355
CenturyLink, Inc.	8,136	86,404
Charter Communications, Inc., Class A(c)	1,301	644,294
Comcast Corp., Class A	37,637	1,416,280
Discovery, Inc., Class A(c)	1,312	29,415
Discovery, Inc., Class C(c)	2,782	56,781
DISH Network Corp., Class A(c)	2,124	53,132
Electronic Arts, Inc.(c)	2,421	276,623
Facebook, Inc., Class A(c)	19,950	4,083,965
Fox Corp., Class A	2,939	76,032
Fox Corp., Class B	1,346	34,404
Interpublic Group of Cos., Inc. (The)	3,216	54,608
Live Nation Entertainment, Inc.(c)	1,168	52,408
Netflix, Inc.(c)	3,632	1,524,895
News Corp., Class A	3,223	31,940
News Corp., Class B	1,011	10,332
Omnicom Group, Inc.	1,804	102,882
Take-Two Interactive Software, Inc.(c)	938	113,545
T-Mobile US, Inc.(c)	3,155	277,009
Twitter, Inc.(c)	6,436	184,584
Verizon Communications, Inc.	34,288	1,969,846
ViacomCBS, Inc., Class B	4,480	77,325
Walt Disney Co. (The)	14,944	1,616,194

		21,711,395

Consumer Discretionary-10.87%
Advance Auto Parts, Inc.	575	69,523
Amazon.com, Inc.(c)	3,454	8,545,196
Aptiv PLC(c)	2,118	147,307
AutoZone, Inc.(c)	198	202,023
Best Buy Co., Inc.	1,890	145,020
Booking Holdings, Inc.(c)	349	516,719
BorgWarner, Inc.	1,714	48,969
Capri Holdings Ltd.(c)	1,258	19,184
CarMax, Inc.(c)	1,363	100,385
Carnival Corp.	3,857	61,326
Chipotle Mexican Grill, Inc.(c)	212	186,253
D.R. Horton, Inc.	2,781	131,319
Darden Restaurants, Inc.	1,017	75,044
Dollar General Corp.	2,112	370,234
Dollar Tree, Inc.(c)	1,962	156,312
eBay, Inc.	6,340	252,522
Expedia Group, Inc.	1,157	82,124
Ford Motor Co.	32,284	164,326
Gap, Inc. (The)	1,764	14,324
Garmin Ltd.	1,197	97,148
General Motors Co.(c)	10,423	232,329
Genuine Parts Co.	1,203	95,374
H&R Block, Inc.	1,618	26,940
Hanesbrands, Inc.	3,000	29,820
Harley-Davidson, Inc.	1,279	27,921
Hasbro, Inc.	1,056	76,254
Hilton Worldwide Holdings, Inc.	2,341	177,237
Home Depot, Inc. (The)	9,044	1,988,142

	Shares	Value
Consumer Discretionary-(continued)
Kohl’s Corp.	1,298	$23,961
L Brands, Inc.	1,926	22,900
Las Vegas Sands Corp.	2,803	134,600
Leggett & Platt, Inc.	1,092	38,362
Lennar Corp., Class A	2,322	116,263
LKQ Corp.(c)	2,543	66,499
Lowe’s Cos., Inc.	6,356	665,791
Marriott International, Inc., Class A	2,248	204,433
McDonald’s Corp.	6,244	1,171,125
MGM Resorts International	4,269	71,847
Mohawk Industries, Inc.(c)	492	43,158
Newell Brands, Inc.	3,158	43,833
NIKE, Inc., Class B	10,331	900,657
Nordstrom, Inc.	887	16,658
Norwegian Cruise Line Holdings Ltd.(c)	1,764	28,930
NVR, Inc.(c)	28	86,800
O’Reilly Automotive, Inc.(c)	628	242,621
PulteGroup, Inc.	2,113	59,734
PVH Corp.	616	30,326
Ralph Lauren Corp.	413	30,471
Ross Stores, Inc.	3,000	274,080
Royal Caribbean Cruises Ltd.	1,423	66,554
Starbucks Corp.	9,791	751,263
Tapestry, Inc.	2,287	34,031
Target Corp.	4,201	461,018
Tiffany & Co.	896	113,344
TJX Cos., Inc. (The)	10,053	493,100
Tractor Supply Co.	980	99,401
Ulta Beauty, Inc.(c)	473	103,076
Under Armour, Inc., Class A(c)	1,560	16,255
Under Armour, Inc., Class C(c)	1,612	14,943
VF Corp.	2,715	157,741
Whirlpool Corp.	523	58,440
Wynn Resorts Ltd.	802	68,595
Yum! Brands, Inc.	2,506	216,594

		20,966,679

Consumer Staples-7.66%
Altria Group, Inc.	15,487	607,865
Archer-Daniels-Midland Co.	4,615	171,401
Brown-Forman Corp., Class B	1,511	93,984
Campbell Soup Co.	1,399	69,922
Church & Dwight Co., Inc.	2,034	142,360
Clorox Co. (The)	1,041	194,084
Coca-Cola Co. (The)	31,970	1,467,103
Colgate-Palmolive Co.	7,105	499,268
Conagra Brands, Inc.	4,034	134,897
Constellation Brands, Inc., Class A	1,388	228,590
Costco Wholesale Corp.	3,665	1,110,495
Coty,Inc.,Class A	2,450	13,352
Estee Lauder Cos., Inc. (The), Class A	1,844	325,282
General Mills, Inc.	5,012	300,169
Hershey Co. (The)	1,231	163,021
Hormel Foods Corp.	2,304	107,942
JM Smucker Co. (The)	945	108,590
Kellogg Co.	2,063	135,126
Kimberly-Clark Corp.	2,842	393,560
Kraft Heinz Co. (The)	5,162	156,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2020

	Shares	Value
Consumer Staples-(continued)
Kroger Co. (The)	6,649	$210,175
Lamb Weston Holdings, Inc.	1,210	74,246
McCormick & Co., Inc.	1,025	160,761
Molson Coors Beverage Co., Class B	1,557	63,853
Mondelez International, Inc., Class A	11,936	613,988
Monster Beverage Corp.(c)	3,164	195,567
PepsiCo, Inc.	11,561	1,529,405
Philip Morris International, Inc.	12,897	962,116
Procter & Gamble Co. (The)	20,676	2,437,080
Sysco Corp.	4,229	237,966
Tyson Foods, Inc., Class A	2,447	152,179
Walgreens Boots Alliance, Inc.	6,214	269,004
Walmart, Inc.	11,761	1,429,550

		14,759,464

Energy-3.16%
Apache Corp.	3,118	40,783
Baker Hughes Co., Class A	5,386	75,135
Cabot Oil & Gas Corp.	3,381	73,097
Chevron Corp.	15,676	1,442,192
Concho Resources, Inc.	1,667	94,552
ConocoPhillips	9,097	382,984
Devon Energy Corp.	3,209	40,016
Diamondback Energy, Inc.	1,336	58,169
EOG Resources, Inc.	4,823	229,141
Exxon Mobil Corp.	35,080	1,630,168
Halliburton Co.	7,279	76,430
Helmerich & Payne, Inc.	900	17,793
Hess Corp.	2,149	104,527
HollyFrontier Corp.	1,232	40,705
Kinder Morgan, Inc.	16,149	245,949
Marathon Oil Corp.	6,633	40,594
Marathon Petroleum Corp.	5,382	172,655
National Oilwell Varco, Inc.	3,197	40,410
Noble Energy, Inc.	3,965	38,897
Occidental Petroleum Corp.	7,408	122,973
ONEOK, Inc.	3,423	102,450
Phillips 66	3,685	269,631
Pioneer Natural Resources Co.	1,373	122,623
Schlumberger Ltd.	11,477	193,043
TechnipFMC PLC (United Kingdom)	3,486	31,060
Valero Energy Corp.	3,403	215,580
Williams Cos., Inc. (The)	10,048	194,630

		6,096,187

Financials-11.01%
Aflac, Inc.	6,087	226,680
Allstate Corp. (The)	2,686	273,220
American Express Co.	5,562	507,533
American International Group, Inc.	7,214	183,452
Ameriprise Financial, Inc.	1,051	120,802
Aon PLC	1,942	335,325
Arthur J. Gallagher & Co.	1,546	121,361
Assurant, Inc.	503	53,439
Bank of America Corp.	67,118	1,614,188
Bank of New York Mellon Corp. (The)	6,956	261,128
Berkshire Hathaway, Inc., Class B(c)	16,216	3,038,230
BlackRock, Inc.	976	489,991
Capital One Financial Corp.	3,860	249,974
Cboe Global Markets, Inc.	919	91,330
Charles Schwab Corp. (The)	9,478	357,510

	Shares	Value
Financials-(continued)
Chubb Ltd.	3,758	$405,902
Cincinnati Financial Corp.	1,260	82,908
Citigroup, Inc.	18,100	878,936
Citizens Financial Group, Inc.	3,603	80,671
CME Group, Inc., Class A	2,970	529,284
Comerica, Inc.	1,194	41,623
Discover Financial Services	2,599	111,679
E*TRADE Financial Corp.	1,871	75,981
Everest Re Group Ltd.	331	57,306
Fifth Third Bancorp	5,885	109,991
First Republic Bank	1,396	145,589
Franklin Resources, Inc.	2,311	43,539
Globe Life, Inc.	827	68,095
Goldman Sachs Group, Inc. (The)	2,641	484,412
Hartford Financial Services Group, Inc. (The)	2,990	113,590
Huntington Bancshares, Inc.	8,563	79,122
Intercontinental Exchange, Inc.	4,617	412,991
Invesco Ltd.(d)	3,086	26,601
JPMorgan Chase & Co.	26,004	2,490,143
KeyCorp.	8,166	95,134
Lincoln National Corp.	1,643	58,277
Loews Corp.	2,123	73,583
M&T Bank Corp.	1,095	122,728
MarketAxess Holdings, Inc.	313	142,418
Marsh & McLennan Cos., Inc.	4,184	407,229
MetLife, Inc.	6,479	233,762
Moody’s Corp.	1,346	328,289
Morgan Stanley	9,657	380,776
MSCI, Inc.	702	229,554
Nasdaq, Inc.	951	104,296
Northern Trust Corp.	1,757	139,084
People’s United Financial, Inc.	3,683	46,737
PNC Financial Services Group, Inc. (The)	3,631	387,319
Principal Financial Group, Inc.	2,142	77,990
Progressive Corp. (The)	4,847	374,673
Prudential Financial, Inc.	3,332	207,817
Raymond James Financial, Inc.	1,024	67,502
Regions Financial Corp.	7,998	85,979
S&P Global, Inc.	2,026	593,375
State Street Corp.	3,015	190,066
SVB Financial Group(c)	427	82,484
Synchrony Financial	4,679	92,597
T. Rowe Price Group, Inc.	1,938	224,091
Travelers Cos., Inc. (The)	2,141	216,691
Truist Financial Corp.	11,117	414,886
U.S. Bancorp	11,782	430,043
Unum Group.	1,712	29,874
W.R. Berkley Corp.	1,202	64,908
Wells Fargo & Co.	31,908	926,927
Willis Towers Watson PLC	1,066	190,057
Zions Bancorporation N.A.	1,412	44,633

		21,226,305

Health Care-15.95%
Abbott Laboratories	14,651	1,349,211
AbbVie, Inc.	12,259	1,007,690
ABIOMED, Inc.(c)	376	71,910
Agilent Technologies, Inc.	2,567	196,786
Alexion Pharmaceuticals, Inc.(c)	1,833	196,992
Align Technology, Inc.(c)	595	127,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2020

	Shares	Value
Health Care-(continued)
Allergan PLC	2,721	$509,752
AmerisourceBergen Corp.	1,247	111,806
Amgen, Inc.	4,925	1,178,158
Anthem, Inc.	2,104	590,656
Baxter International, Inc.	4,232	375,717
Becton, Dickinson and Co.	2,241	565,920
Biogen, Inc.(c)	1,497	444,354
Boston Scientific Corp.(c)	11,556	433,119
Bristol-Myers Squibb Co.	19,434	1,181,782
Cardinal Health, Inc.	2,425	119,989
Centene Corp.(c)	4,840	322,247
Cerner Corp.	2,604	180,692
Cigna Corp.	3,097	606,331
Cooper Cos., Inc. (The)	411	117,834
CVS Health Corp.	10,787	663,940
Danaher Corp.	5,300	866,338
DaVita, Inc.(c)	742	58,625
DENTSPLY SIRONA, Inc.	1,842	78,174
Edwards Lifesciences Corp.(c)	1,730	376,275
Eli Lilly and Co.	7,005	1,083,253
Gilead Sciences, Inc.	10,488	880,992
HCA Healthcare, Inc.	2,193	240,967
Henry Schein, Inc.(c)	1,218	66,454
Hologic, Inc.(c)	2,222	111,322
Humana, Inc.	1,098	419,238
IDEXX Laboratories, Inc.(c)	711	197,374
Illumina, Inc.(c)	1,220	389,217
Incyte Corp.(c)	1,483	144,830
Intuitive Surgical, Inc.(c)	957	488,912
IQVIA Holdings, Inc.(c)	1,497	213,457
Johnson & Johnson	21,821	3,274,023
Laboratory Corp. of America Holdings(c)	806	132,547
McKesson Corp.	1,339	189,134
Medtronic PLC	11,111	1,084,767
Merck & Co., Inc.	21,109	1,674,788
Mettler-Toledo International, Inc.(c)	203	146,148
Mylan N.V.(c)	4,278	71,742
PerkinElmer, Inc.	921	83,378
Perrigo Co. PLC	1,128	60,122
Pfizer, Inc.	45,882	1,760,034
Quest Diagnostics, Inc.	1,117	122,993
Regeneron Pharmaceuticals, Inc.(c)	662	348,133
ResMed, Inc.	1,191	184,986
STERIS PLC	703	100,177
Stryker Corp.	2,670	497,768
Teleflex, Inc.	385	129,129
Thermo Fisher Scientific, Inc.	3,324	1,112,476
UnitedHealth Group, Inc.	7,856	2,297,644
Universal Health Services, Inc., Class B	666	70,390
Varian Medical Systems, Inc.(c)	753	86,128
Vertex Pharmaceuticals, Inc.(c)	2,134	536,061
Waters Corp.(c)	533	99,671
Zimmer Biomet Holdings, Inc.	1,706	204,208
Zoetis, Inc.	3,949	510,645

		30,745,242

Industrials-8.23%
3M Co.	4,769	724,506
A.O. Smith Corp.	1,136	48,144
Alaska Air Group, Inc.	1,022	33,235

	Shares	Value
Industrials-(continued)
Allegion PLC	769	$77,315
American Airlines Group, Inc.	3,233	38,828
AMETEK, Inc.	1,897	159,101
Boeing Co. (The)	4,432	625,001
C.H. Robinson Worldwide, Inc.	1,121	79,479
Carrier Global Corp.(c)	6,725	119,100
Caterpillar, Inc.	4,583	533,370
Cintas Corp.	695	154,172
Copart, Inc.(c)	1,697	135,947
CSX Corp.	6,447	426,985
Cummins, Inc.	1,270	207,645
Deere & Co.	2,611	378,752
Delta Air Lines, Inc.	4,773	123,668
Dover Corp.	1,203	112,661
Eaton Corp. PLC	3,428	286,238
Emerson Electric Co.	5,051	288,058
Equifax, Inc.	1,005	139,594
Expeditors International of Washington, Inc.	1,410	100,963
Fastenal Co.	4,756	172,262
FedEx Corp.	1,990	252,272
Flowserve Corp.	1,086	30,593
Fortive Corp.	2,449	156,736
Fortune Brands Home & Security, Inc.	1,153	55,575
General Dynamics Corp.	1,943	253,795
General Electric Co.	72,408	492,374
Honeywell International, Inc.	5,924	840,616
Howmet Aerospace, Inc.	3,213	41,994
Huntington Ingalls Industries, Inc.	340	65,079
IDEX Corp.	631	96,941
IHS Markit Ltd.	3,324	223,705
Illinois Tool Works, Inc.	2,425	394,062
Ingersoll Rand, Inc.(c)	2,871	83,480
J.B. Hunt Transport Services, Inc.	707	71,492
Jacobs Engineering Group, Inc.	1,123	92,928
Johnson Controls International PLC	6,395	186,158
Kansas City Southern	822	107,312
L3Harris Technologies, Inc.	1,831	354,665
Lockheed Martin Corp.	2,056	799,907
Masco Corp.	2,356	96,690
Nielsen Holdings PLC	2,949	43,439
Norfolk Southern Corp.	2,163	370,089
Northrop Grumman Corp.	1,301	430,202
Old Dominion Freight Line, Inc.	796	115,651
Otis Worldwide Corp.(c)	3,363	171,210
PACCAR, Inc.	2,868	198,552
Parker-Hannifin Corp.	1,065	168,398
Pentair PLC	1,392	48,149
Quanta Services, Inc.	1,179	42,868
Raytheon Technologies Corp.	12,169	788,673
Republic Services, Inc.	1,747	136,860
Robert Half International, Inc.	973	45,994
Rockwell Automation, Inc.	957	181,332
Rollins, Inc.	1,167	46,680
Roper Technologies, Inc.	862	293,968
Snap-on, Inc.	454	59,152
Southwest Airlines Co.	3,928	122,750
Stanley Black & Decker, Inc.	1,261	138,962
Textron, Inc.	1,894	49,926
Trane Technologies PLC	1,987	173,704
TransDigm Group, Inc.	413	149,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2020

	Shares	Value
Industrials-(continued)
Union Pacific Corp.	5,755	$919,591
United Airlines Holdings, Inc.(c)	1,803	53,333
United Parcel Service, Inc., Class B	5,809	549,880
United Rentals, Inc.(c)	624	80,184
Verisk Analytics, Inc.	1,358	207,543
W.W. Grainger, Inc.	363	100,036
Wabtec Corp.	1,511	85,251
Waste Management, Inc.	3,237	323,765
Xylem, Inc.	1,494	107,419

		15,864,911

Information Technology-26.69%
Accenture PLC, Class A	5,266	975,211
Adobe, Inc.(c)	4,012	1,418,804
Advanced Micro Devices, Inc.(c)	9,697	508,026
Akamai Technologies, Inc.(c)	1,340	130,931
Alliance Data Systems Corp.	341	17,074
Amphenol Corp., Class A	2,457	216,855
Analog Devices, Inc.	3,053	334,609
ANSYS, Inc.(c)	709	185,637
Apple, Inc.	34,627	10,173,413
Applied Materials, Inc.	7,660	380,549
Arista Networks, Inc.(c)	449	98,466
Autodesk, Inc.(c)	1,823	341,138
Automatic Data Processing, Inc.	3,586	526,030
Broadcom, Inc.	3,289	893,358
Broadridge Financial Solutions, Inc.	950	110,200
Cadence Design Systems, Inc.(c)	2,328	188,871
CDW Corp.	1,190	131,852
Cisco Systems, Inc.	35,170	1,490,505
Citrix Systems, Inc.	953	138,195
Cognizant Technology Solutions Corp., Class A	4,541	263,469
Corning, Inc.	6,377	140,358
DXC Technology Co.	2,124	38,508
F5 Networks, Inc.(c)	504	70,187
Fidelity National Information Services, Inc.	5,095	671,980
Fiserv, Inc.(c)	4,734	487,886
FleetCor Technologies, Inc.(c)	719	173,459
FLIR Systems, Inc.	1,112	48,261
Fortinet, Inc.(c)	1,176	126,702
Gartner, Inc.(c)	740	87,919
Global Payments, Inc.	2,491	413,556
Hewlett Packard Enterprise Co.	10,730	107,944
HP, Inc.	12,287	190,571
Intel Corp.	36,064	2,163,119
International Business Machines Corp.	7,342	921,861
Intuit, Inc.	2,159	582,520
IPG Photonics Corp.(c)	294	38,023
Jack Henry & Associates, Inc.	638	104,345
Juniper Networks, Inc.	2,776	59,962
Keysight Technologies, Inc.(c)	1,555	150,477
KLA Corp.	1,309	214,794
Lam Research Corp.	1,202	306,847
Leidos Holdings, Inc.	1,104	109,086
Mastercard, Inc., Class A	7,359	2,023,504
Maxim Integrated Products, Inc.	2,242	123,265
Microchip Technology, Inc.	1,982	173,881
Micron Technology, Inc.(c)	9,180	439,630
Microsoft Corp.	63,245	11,334,136
Motorola Solutions, Inc.	1,419	204,066

	Shares	Value
Information Technology-(continued)
NetApp, Inc.	1,894	$82,900
NortonLifeLock, Inc.	4,755	101,139
NVIDIA Corp.	5,074	1,483,029
Oracle Corp.	17,960	951,341
Paychex, Inc.	2,641	180,961
Paycom Software, Inc.(c)	407	106,235
PayPal Holdings, Inc.(c)	9,734	1,197,282
Qorvo, Inc.(c)	962	94,305
QUALCOMM, Inc.	9,467	744,769
salesforce.com, inc.(c)	7,353	1,190,818
Seagate Technology PLC	1,918	95,804
ServiceNow, Inc.(c)	1,563	549,457
Skyworks Solutions, Inc.	1,411	146,575
Synopsys, Inc.(c)	1,247	195,929
TE Connectivity Ltd.	2,774	203,778
Texas Instruments, Inc.	7,750	899,542
VeriSign, Inc.(c)	856	179,323
Visa, Inc., Class A	14,192	2,536,394
Western Digital Corp.	2,465	113,587
Western Union Co. (The)	3,477	66,306
Xerox Holdings Corp.	1,541	28,185
Xilinx, Inc.	2,084	182,142
Zebra Technologies Corp., Class A(c)	446	102,428

		51,462,269

Materials-2.58%
Air Products and Chemicals, Inc.	1,826	411,909
Albemarle Corp.	878	53,936
Amcor PLC	13,432	120,485
Avery Dennison Corp.	691	76,279
Ball Corp.	2,712	177,880
Celanese Corp.	1,003	83,319
CF Industries Holdings, Inc.	1,802	49,555
Corteva, Inc.	6,204	162,483
Dow, Inc.	6,148	225,570
DuPont de Nemours, Inc.	6,142	288,797
Eastman Chemical Co.	1,127	68,195
Ecolab, Inc.	2,078	402,093
FMC Corp.	1,075	98,793
Freeport-McMoRan, Inc.	12,028	106,207
International Flavors & Fragrances, Inc.	884	115,831
International Paper Co.	3,251	111,347
Linde PLC (United Kingdom)	4,454	819,491
LyondellBasell Industries N.V., Class A	2,130	123,433
Martin Marietta Materials, Inc.	518	98,539
Mosaic Co. (The)	2,898	33,356
Newmont Corp.	6,798	404,345
Nucor Corp.	2,513	103,510
Packaging Corp. of America	786	75,967
PPG Industries, Inc.	1,961	178,118
Sealed Air Corp.	1,282	36,652
Sherwin-Williams Co. (The)	680	364,732
Vulcan Materials Co.	1,098	124,041
Westrock Co.	2,140	68,887

		4,983,750

Real Estate-3.03%
Alexandria Real Estate Equities, Inc.	1,017	159,761
American Tower Corp.	3,674	874,412
Apartment Investment & Management Co., Class A	1,235	46,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2020

	Shares	Value
Real Estate-(continued)
AvalonBay Communities, Inc.	1,157	$188,533
Boston Properties, Inc.	1,191	115,741
CBRE Group, Inc., Class A(c)	2,776	119,174
Crown Castle International Corp.	3,447	549,555
Digital Realty Trust, Inc.	2,180	325,888
Duke Realty Corp.	3,047	105,731
Equinix, Inc.	707	477,366
Equity Residential	2,894	188,284
Essex Property Trust, Inc.	547	133,523
Extra Space Storage, Inc.	1,074	94,770
Federal Realty Investment Trust	583	48,546
Healthpeak Properties, Inc.	4,105	107,305
Host Hotels & Resorts, Inc.	5,946	73,195
Iron Mountain, Inc.	2,381	57,573
Kimco Realty Corp.	3,502	38,207
Mid-America Apartment Communities, Inc.	945	105,764
Prologis, Inc.	6,122	546,266
Public Storage	1,246	231,071
Realty Income Corp.	2,841	156,028
Regency Centers Corp.	1,388	60,947
SBA Communications Corp., Class A	933	270,495
Simon Property Group, Inc.	2,546	169,996
SL Green Realty Corp.	675	35,809
UDR, Inc.	2,430	91,052
Ventas, Inc.	3,091	99,994
Vornado Realty Trust	1,314	57,579
Welltower, Inc.	3,364	172,338
Weyerhaeuser Co.	6,177	135,091

		5,836,516

Utilities-3.39%
AES Corp. (The)	5,504	72,928
Alliant Energy Corp.	1,993	96,760

	Shares	Value
Utilities-(continued)
Ameren Corp.	2,039	$148,337
American Electric Power Co., Inc.	4,097	340,502
American Water Works Co., Inc.	1,500	182,535
Atmos Energy Corp.	988	100,746
CenterPoint Energy, Inc.	4,164	70,913
CMS Energy Corp.	2,354	134,390
Consolidated Edison, Inc.	2,754	217,015
Dominion Energy, Inc.	6,825	526,412
DTE Energy Co.	1,592	165,154
Duke Energy Corp.	6,043	511,600
Edison International	2,972	174,486
Entergy Corp.	1,649	157,496
Evergy, Inc.	1,891	110,491
Eversource Energy	2,684	216,599
Exelon Corp.	8,058	298,791
FirstEnergy Corp.	4,479	184,848
NextEra Energy, Inc.	4,052	936,498
NiSource, Inc.	3,098	77,791
NRG Energy, Inc.	2,085	69,910
Pinnacle West Capital Corp.	932	71,755
PPL Corp.	6,366	161,824
Public Service Enterprise Group, Inc.	4,193	212,627
Sempra Energy	2,338	289,561
Southern Co. (The)	8,694	493,211
WEC Energy Group, Inc.	2,615	236,788
Xcel Energy, Inc.	4,349	276,423

		6,536,391

TOTAL INVESTMENTS IN SECURITIES-103.83% (Cost $165,975,390)		200,189,109
OTHER ASSETS LESS LIABILITIES-(3.83)%		(7,376,214)

NET ASSETS-100.00%		$192,812,895

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	A portion of the securities in the Fund are subject to covered call options written.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Ltd.	$116,221	$ 26,711	$ (61,243)	$(9,674)	$(45,414)	$26,601	$5,786
Investments in Affiliated Money
Market Funds:
Invesco Premier U.S. Government
Money Portfolio, Institutional Class*	-	17,536,813	(17,536,813)	-	-	-	3,683

Total	$116,221	$17,563,524	$(17,598,056)	$(9,674)	$(45,414)	$26,601	$9,469

* At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2020

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*	Value	Unrealized Appreciation (Depreciation)
Equity Risk
S&P 500 Index	Call	05/15/2020	686	$2,845	$(6,979,665)	$195,167,000	$(7,377,930)	$(398,265)

* Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Quality ETF (SPHQ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Consumer Discretionary-7.34%
Best Buy Co., Inc.	91,462	$7,017,879
Booking Holdings, Inc.(b)	16,665	24,673,699
eBay, Inc.	249,569	9,940,333
Garmin Ltd.	43,454	3,526,727
NIKE, Inc., Class B	446,463	38,922,644
NVR, Inc.(b)	974	3,019,400
PulteGroup, Inc.	71,213	2,013,192
Ross Stores, Inc.	112,624	10,289,329
TJX Cos., Inc. (The)	365,421	17,923,900
Ulta Beauty, Inc.(b)	16,937	3,690,911
Under Armour, Inc., Class A(b)	49,389	514,633
VF Corp.	91,807	5,333,987
Whirlpool Corp.	17,915	2,001,822

		128,868,456

Consumer Staples-11.75%
Costco Wholesale Corp.	121,301	36,754,203
Estee Lauder Cos., Inc. (The), Class A	77,614	13,691,110
Hormel Foods Corp.	84,992	3,981,875
Monster Beverage Corp.(b)	132,730	8,204,041
PepsiCo, Inc.	461,673	61,074,721
Procter & Gamble Co. (The)	701,669	82,705,725

		206,411,675

Energy-3.90%
Cabot Oil & Gas Corp.	138,908	3,003,191
Chevron Corp.	529,567	48,720,164
ConocoPhillips	338,913	14,268,237
Devon Energy Corp.	148,240	1,848,553
Helmerich & Payne, Inc.	30,327	599,565

		68,439,710

Financials-4.95%
Aflac, Inc.	219,031	8,156,714
Ameriprise Financial, Inc.	43,467	4,996,097
Bank of New York Mellon Corp. (The)	256,055	9,612,305
Charles Schwab Corp. (The)	464,058	17,504,268
Cincinnati Financial Corp.	46,759	3,076,742
E*TRADE Financial Corp.	87,575	3,556,421
Everest Re Group Ltd.	11,919	2,063,536
Globe Life, Inc.	29,873	2,459,743
Hartford Financial Services Group, Inc. (The)	105,237	3,997,954
Huntington Bancshares, Inc.	307,296	2,839,415
Lincoln National Corp.	62,526	2,217,797
MarketAxess Holdings, Inc.	12,329	5,609,818
Nasdaq, Inc.	33,234	3,644,773
Principal Financial Group, Inc.	83,285	3,032,407
Raymond James Financial, Inc.	36,132	2,381,821
SVB Financial Group(b)	15,539	3,001,669
T. Rowe Price Group, Inc.	67,147	7,764,208
Unum Group	62,860	1,096,907

		87,012,595

Health Care-25.41%
Alexion Pharmaceuticals, Inc.(b)	69,106	7,426,822
Align Technology, Inc.(b)	27,218	5,847,787
AmerisourceBergen Corp.	51,359	4,604,848
Amgen, Inc.	235,029	56,223,637

	Shares	Value
Health Care-(continued)
Biogen, Inc.(b)	57,077	$16,942,166
DENTSPLY SIRONA, Inc.	72,642	3,082,926
Edwards Lifesciences Corp.(b)	69,527	15,122,123
Eli Lilly and Co.	313,502	48,479,949
Gilead Sciences, Inc.	443,653	37,266,852
IDEXX Laboratories, Inc.(b)	31,210	8,663,896
Johnson & Johnson	663,123	99,494,975
Merck & Co., Inc.	865,811	68,693,445
Mettler-Toledo International, Inc.(b)	8,121	5,846,633
Pfizer, Inc.	1,683,488	64,578,600
Waters Corp.(b)	21,560	4,031,720

		446,306,379

Industrials-9.55%
3M Co.	159,955	24,300,364
A.O. Smith Corp.	45,422	1,924,984
C.H. Robinson Worldwide, Inc.	40,893	2,899,314
Cummins, Inc.	45,452	7,431,402
Dover Corp.	49,099	4,598,121
Eaton Corp. PLC	118,444	9,890,074
Emerson Electric Co.	175,279	9,996,161
Expeditors International of Washington, Inc.	47,030	3,367,583
Fastenal Co.	158,698	5,748,042
Honeywell International, Inc.	225,768	32,036,479
Illinois Tool Works, Inc.	94,203	15,307,988
Jacobs Engineering Group, Inc.	45,526	3,767,277
Johnson Controls International PLC	311,126	9,056,878
L3Harris Technologies, Inc.	64,563	12,505,853
Pentair PLC	64,299	2,224,102
Robert Half International, Inc.	38,612	1,825,189
Rockwell Automation, Inc.	44,915	8,510,494
Snap-on, Inc.	15,042	1,959,822
Southwest Airlines Co.	157,392	4,918,500
Textron, Inc.	67,103	1,768,835
W.W. Grainger, Inc.	13,082	3,605,138

		167,642,600

Information Technology-36.37%
Apple, Inc.	345,248	101,433,863
Cisco Systems, Inc.	1,632,921	69,203,192
Citrix Systems, Inc.	50,022	7,253,690
Fortinet, Inc.(b)	64,395	6,937,917
Intel Corp.	1,252,903	75,149,122
Intuit, Inc.	78,695	21,232,698
Jack Henry & Associates, Inc.	23,361	3,820,692
Juniper Networks, Inc.	101,175	2,185,380
Mastercard, Inc., Class A	322,297	88,622,006
Maxim Integrated Products, Inc.	117,489	6,459,545
NetApp, Inc.	136,312	5,966,376
Oracle Corp.	757,454	40,122,338
PayPal Holdings, Inc.(b)	481,596	59,236,308
Qorvo, Inc.(b)	30,712	3,010,697
Seagate Technology PLC	89,843	4,487,658
Skyworks Solutions, Inc.	48,603	5,048,880
TE Connectivity Ltd.	98,325	7,222,955
Texas Instruments, Inc.	340,462	39,517,424
Visa, Inc., Class A	513,628	91,795,596

		638,706,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P 500® Quality ETF (SPHQ)–(continued)

April 30, 2020

	Shares	Value
Real Estate-0.69%
Healthpeak Properties, Inc.	143,248	$3,744,503
Public Storage	45,088	8,361,569

		12,106,072

Total Common Stocks & Other Equity Interests (Cost $1,672,725,714)		1,755,493,824

Money Market Funds-0.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d)
(Cost $1,594,867)	1,594,867	1,594,867

TOTAL INVESTMENTS IN SECURITIES-100.05% (Cost $1,674,320,581)		1,757,088,691
OTHER ASSETS LESS LIABILITIES-(0.05)%		(878,515)

NET ASSETS-100.00%		$1,756,210,176

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$1,596,170	$ 78,019,814	$ (78,021,117)	$-	$ -	$1,594,867	$18,518
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	23,284,663	(23,284,663)	-	-	-	6,140
Invesco Liquid Assets Portfolio, Institutional Class*	-	7,430,502	(7,430,271)	-	(231)	-	2,304

Total	$1,596,170	$108,734,979	$(108,736,051)	$-	$(231)	$1,594,867	$26,962

* At April 30, 2020, this security was no longer held.

(d) The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P Spin-Off ETF (CSD)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-0.41%
Cars.com, Inc.(b)	46,500	$240,870

Consumer Discretionary-17.91%
Adient PLC(b)	60,630	908,237
Delphi Technologies PLC(b)	59,950	598,900
frontdoor, Inc.(b)	58,969	2,282,690
Garrett Motion, Inc. (Switzerland)(b)	52,117	284,038
Hilton Grand Vacations, Inc.(b)	59,531	1,226,339
Kontoor Brands, Inc.	32,523	631,271
Penn National Gaming, Inc.(b)(c)	75,890	1,352,360
Veoneer, Inc. (Sweden)(b)(c)	69,831	682,947
Wyndham Hotels & Resorts, Inc.	66,284	2,499,570

		10,466,352

Consumer Staples-7.05%
Lamb Weston Holdings, Inc.	67,188	4,122,656

Energy-2.94%
Apergy Corp.(b)	53,951	496,889
Equitrans Midstream Corp.(c)	143,733	1,204,482
KLX Energy Services Holdings, Inc.(b)	14,633	19,023

		1,720,394

Financials-3.35%
Brighthouse Financial, Inc.(b)	76,104	1,956,634

Health Care-2.58%
Covetrus, Inc.(b)(c)	67,943	807,842
Varex Imaging Corp.(b)	26,726	698,351

		1,506,193

Industrials-35.90%
Arcosa, Inc.	33,704	1,256,148
Carrier Global Corp.(b)	272,096	4,818,820
Fortive Corp.	63,986	4,095,104
Hertz Global Holdings, Inc.(b)(c)	70,283	283,943
IAA, Inc.(b)	92,993	3,589,530
nVent Electric PLC	108,389	2,021,455
Otis Worldwide Corp.(b)	88,004	4,480,283
Resideo Technologies, Inc.(b)	85,544	438,841

		20,984,124

Information Technology-4.03%
Conduent, Inc.(b)	114,847	289,414
Perspecta, Inc.	95,775	2,065,867

		2,355,281

	Shares	Value
Materials-18.07%
Alcoa Corp.(b)	129,242	$1,053,322
Corteva, Inc.	148,947	3,900,922
Dow, Inc.	111,529	4,091,999
Ingevity Corp.(b)	29,131	1,512,482

		10,558,725

Real Estate-7.69%
CorePoint Lodging, Inc.	27,149	118,098
JBG SMITH Properties	82,210	2,791,029
Park Hotels & Resorts, Inc.	166,735	1,585,650

		4,494,777

Total Common Stocks & Other Equity Interests (Cost $88,415,987)		58,406,006

Money Market Funds-0.48%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $283,239)	283,239	283,239

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.41% (Cost $88,699,226)		58,689,245

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.77%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $3,370,710)	3,370,710	3,370,710

TOTAL INVESTMENTS IN SECURITIES-106.18% (Cost $92,069,936)		62,059,955
OTHER ASSETS LESS LIABILITIES-(6.18)%		(3,612,875)

NET ASSETS-100.00%		$58,447,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P Spin-Off ETF (CSD)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$303,919	$7,922,655	$(7,943,335)	$-	$-	$283,239	$4,403
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	1,228,487	51,676,266	(52,904,753)	-	-	-	39,233
Invesco Liquid Assets Portfolio, Institutional Class*	309,300	13,889,808	(14,198,816)	-	(292)	-	13,969
Invesco Private Government Fund	-	7,289,594	(3,918,884)	-	-	3,370,710	2

Total	$1,841,706	$80,778,323	$(78,965,788)	$-	$(292)	$3,653,949	$57,607

* At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Water Resources ETF (PHO)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Building Products-6.36%
A.O. Smith Corp.	1,042,023	$44,160,935
Advanced Drainage Systems, Inc.	466,203	18,899,869

		63,060,804

Chemicals-8.91%
Ecolab, Inc.	456,769	88,384,801

Commercial Services & Supplies-2.98%
Tetra Tech, Inc.	392,697	29,562,230

Construction & Engineering-2.19%
Aegion Corp.(b)	133,949	2,149,882
Valmont Industries, Inc.	166,747	19,549,418

		21,699,300

Electronic Equipment, Instruments & Components-4.23%
Badger Meter, Inc.	257,372	15,192,669
Itron, Inc.(b)	383,164	26,752,511

		41,945,180

Health Care Equipment & Supplies-9.40%
Danaher Corp.	570,093	93,187,402

Industrial Conglomerates-8.06%
Roper Technologies, Inc.	234,359	79,923,450

Life Sciences Tools & Services-7.97%
Waters Corp.(b)	422,926	79,087,162

Machinery-26.69%
Energy Recovery, Inc.(b)(c)	225,123	1,832,501
Evoqua Water Technologies Corp.(b)	1,000,880	16,064,124
Franklin Electric Co., Inc.	277,544	14,099,235
Gorman-Rupp Co. (The)	72,505	2,138,898
IDEX Corp.	278,459	42,779,656
Lindsay Corp.	117,651	10,588,590
Mueller Industries, Inc.	298,102	7,720,842
Mueller Water Products, Inc., Class A	1,256,711	11,926,187
Pentair PLC	1,046,256	36,189,995
Rexnord Corp.	1,121,851	30,592,877
Toro Co. (The)	576,957	36,815,626
Watts Water Technologies, Inc., Class A	190,252	15,676,765
Xylem, Inc.	532,868	38,313,209

		264,738,505

	Shares	Value
Trading Companies & Distributors-3.24%
HD Supply Holdings, Inc.(b)	1,083,956	$32,171,814

Water Utilities-19.93%
American States Water Co.	356,243	28,275,007
American Water Works Co., Inc.	666,538	81,111,009
Artesian Resources Corp., Class A	18,756	647,645
California Water Service Group	368,783	16,565,732
Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)	2,033,943	15,580,003
Consolidated Water Co. Ltd. (Cayman Islands)	80,885	1,214,893
Essential Utilities, Inc.	958,196	40,043,011
Middlesex Water Co.	88,483	5,335,525
SJW Group	150,170	8,939,620

		197,712,445

Total Common Stocks & Other Equity Interests (Cost $838,672,731)		991,473,093

Money Market Funds-0.11%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $1,084,687)	1,084,687	1,084,687

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $839,757,418)		992,557,780

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.01%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $117,953)	117,953	117,953

TOTAL INVESTMENTS IN SECURITIES-100.08% (Cost $839,875,371)		992,675,733
OTHER ASSETS LESS LIABILITIES-(0.08)%		(830,122)

NET ASSETS-100.00%.		$991,845,611

Investment Abbreviations:

ADR-American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Water Resources ETF (PHO)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$1,003,803	$17,379,889	$(17,299,005)	$-	$-	$1,084,687	$17,352
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	1,588,060	99,062,539	(100,650,599)	-	-	-	49,887
Invesco Liquid Assets Portfolio, Institutional Class*	529,354	32,570,089	(33,097,231)	-	(2,212)	-	19,302
Invesco Private Government Fund	-	229,167	(111,214)	-	-	117,953	-

Total	$3,121,217	$149,241,684	$(151,158,049)	$-	$(2,212)	$1,202,640	$86,541

* At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco WilderHill Clean Energy ETF (PBW)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Aerospace & Defense-1.88%
Hexcel Corp.	134,300	$4,645,437

Auto Components-3.09%
Gentherm, Inc.(b)	163,083	6,105,828
Workhorse Group, Inc.(b)(c)	526,842	1,543,647

		7,649,475

Automobiles-6.50%
NIO, Inc., ADR (China)(b)(c)	2,173,761	7,412,525
Tesla, Inc.(b)	11,127	8,699,979

		16,112,504

Chemicals-10.33%
Air Products and Chemicals, Inc.	28,227	6,367,447
Albemarle Corp.(c)	99,948	6,139,805
Livent Corp.(b)	1,110,989	6,888,132
Sociedad Quimica y Minera de Chile S.A., ADR (Chile)	272,354	6,209,671

		25,605,055

Construction & Engineering-8.77%
Ameresco, Inc., Class A(b)	361,888	6,535,697
MYR Group, Inc.(b)	267,905	8,037,150
Quanta Services, Inc.	197,301	7,173,865

		21,746,712

Electrical Equipment-19.24%
American Superconductor Corp.(b)	198,899	1,143,669
Ballard Power Systems, Inc. (Canada)(b)(c)	636,590	6,467,754
Bloom Energy Corp., Class A(b)(c)	988,244	7,579,832
FuelCell Energy, Inc.(b)(c)	3,340,091	6,746,984
Plug Power, Inc.(b)(c)	1,374,309	5,751,483
Sunrun, Inc.(b)	462,413	6,487,654
TPI Composites, Inc.(b)	370,153	6,488,782
Vivint Solar, Inc.(b)(c)	1,109,063	7,031,460

		47,697,618

Electronic Equipment, Instruments & Components-2.93%
Itron, Inc.(b)	104,076	7,266,586

Independent Power and Renewable Electricity Producers-9.40%
Atlantica Yield PLC (Spain)	256,085	6,130,675
Ormat Technologies, Inc.	80,621	5,031,556
Sunnova Energy International, Inc.(b)	471,330	5,938,758
TerraForm Power, Inc., Class A	358,312	6,205,964

		23,306,953

Machinery-4.27%
ESCO Technologies, Inc.	66,041	5,038,928
Woodward, Inc.	91,485	5,540,332

		10,579,260

	Shares	Value
Oil, Gas & Consumable Fuels-2.70%
Renewable Energy Group, Inc.(b)	269,539	$6,687,263

Professional Services-3.10%
Willdan Group, Inc.(b)	303,202	7,689,203

Semiconductors & Semiconductor Equipment-27.75%
Advanced Energy Industries, Inc.(b)	113,708	6,322,165
Canadian Solar, Inc. (Canada)(b)	349,210	6,229,906
Cree, Inc.(b)	137,681	5,938,182
Daqo New Energy Corp., ADR (China)(b)	90,388	4,711,926
Enphase Energy, Inc.(b)	162,956	7,631,229
First Solar, Inc.(b)	155,082	6,825,159
JinkoSolar Holding Co. Ltd., ADR (China)(b)(c)	328,092	5,190,415
SolarEdge Technologies, Inc.(b)	58,702	6,550,556
SunPower Corp.(b)(c)	810,637	5,958,182
Universal Display Corp.	44,782	6,722,674
Veeco Instruments, Inc.(b)	614,034	6,711,392

		68,791,786

Total Common Stocks & Other Equity Interests (Cost $240,309,901)		247,777,852

Money Market Funds-0.14%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $341,342)	341,342	341,342

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $240,651,243)		248,119,194

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.74%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $48,947,742)	48,947,742	48,947,742

TOTAL INVESTMENTS IN SECURITIES-119.84% (Cost $289,598,985)		297,066,936
OTHER ASSETS LESS LIABILITIES-(19.84)%		(49,190,740)

NET ASSETS-100.00%.		$247,876,196

Investment Abbreviations:

ADR-American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco WilderHill Clean Energy ETF (PBW)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$287,282	$8,017,479	$(7,963,419)	$-	$-	$341,342	$4,251
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	26,703,238	221,967,799	(248,671,037)	-	-	-	506,268
Invesco Liquid Assets Portfolio, Institutional Class*	8,901,079	62,306,042	(71,204,140)	-	(2,981)	-	186,380
Invesco Private Government Fund	-	90,007,702	(41,059,960)	-	-	48,947,742	24

Total	$35,891,599	$382,299,022	$(368,898,556)	$-	$(2,981)	$49,289,084	$696,923

* At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Statements of Assets and Liabilities

April 30, 2020

	Invesco Aerospace & Defense ETF (PPA)	Invesco CleantechTM ETF (PZD)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)	Invesco Golden Dragon China ETF (PGJ)
Assets:
Unaffiliated investments in securities, at value(a)	$708,482,675	$224,143,479	$1,290,672,351	$131,189,030	$160,898,771
Affiliated investments in securities, at value	9,378,160	15,784,549	1,285,524	25,432,918	12,851,170
Other investments:
Unrealized appreciation on swap agreements – OTC	-	-	-	142,645	-
Cash	-	-	-	36,226	-
Foreign currencies, at value	-	3,445	-	742,758	-
Receivable for:
Dividends	280,219	7,027	285,480	207,982	3,161
Securities lending	407	3,119	261	22,368	15,803
Investments sold	-	42,764	-	745,428	9,033,701
Fund shares sold	8,081,990	2,194,192	3,057,409	83	-
Expenses absorbed	-	-	-	-	-
Foreign tax reclaims	-	419,342	-	507,137	-

Total assets	726,223,451	242,597,917	1,295,301,025	159,026,575	182,802,606

Liabilities:
Other investments:
Unrealized depreciation on swap agreements – OTC	-	-	-	353	-
Open written options, at value	-	-	-	-	-
Due to custodian	-	206,094	186	-	-
Payable for:
Investments purchased	8,081,622	2,194,100	3,057,860	3,720	8,459,573
Collateral upon return of securities loaned	8,526,942	15,784,549	-	17,116,620	12,462,351
Open swap agreements - OTC	-	-	-	288	-
Expenses recaptured	-	-	-	-	-
Accrued unitary management fees	-	-	-	-	-
Accrued advisory fees	277,990	83,364	501,551	53,938	74,762
Accrued trustees’ and officer’s fees	60,486	41,653	120,589	58,670	60,597
Accrued expenses	755,320	229,612	852,667	259,475	295,538

Total liabilities	17,702,360	18,539,372	4,532,853	17,493,064	21,352,821

Net Assets	$708,521,091	$224,058,545	$1,290,768,172	$141,533,511	$161,449,785

Net assets consist of:
Shares of beneficial interest	$772,220,300	$223,442,734	$1,589,301,636	$257,062,717	$380,150,886
Distributable earnings (loss)	(63,699,209)	615,811	(298,533,464)	(115,529,206)	(218,701,101)

Net Assets	$708,521,091	$224,058,545	$1,290,768,172	$141,533,511	$161,449,785

Shares outstanding (unlimited amount authorized, $0.01 par value)	13,150,000	5,250,000	21,300,000	15,200,000	4,000,000
Net asset value	$53.88	$42.68	$60.60	$9.31	$40.36

Market price	$53.98	$42.74	$60.68	$9.32	$40.32

Unaffiliated investments in securities, at cost	$738,605,028	$195,881,739	$1,075,221,430	$149,484,740	$158,531,726

Affiliated investments in securities, at cost	$9,378,160	$15,784,549	$1,285,524	$25,432,918	$12,851,170

Foreign currencies, at cost	$-	$3,404	$-	$740,598	$-

Premium received on written options	$-	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$7,529,002	$14,819,055	$-	$10,436,871	$11,978,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$101,755,918	$200,162,508	$1,755,493,824	$58,406,006	$991,473,093	$247,777,852
3,377,823	26,601	1,594,867	3,653,949	1,202,640	49,289,084

-	-	-	-	-	-
-	-	42,766	-	-	-
-	-	-	-	-	-
12,609	186,750	962,890	19,580	402,318	81,062
2,172	-	-	706	31	159,756
5,622,004	-	-	-	43,071,625	-
-	-	8,515,551	-	-	6,525,719
-	-	149,892	-	-	-
2,419	-	-	-	-	-

110,772,945	200,375,859	1,766,759,790	62,080,241	1,036,149,707	303,833,473

-	-	-	-	-	-
-	7,377,930	-	-	-	-
-	109,574	-	-	-	-
5,750,171	-	9,412,910	-	42,917,417	6,504,100
3,363,800	-	-	3,370,710	117,953	48,947,742
-	-	-	-	-	-
-	-	-	-	-	48,669
55,290	75,460	-	-	-	-
-	-	-	24,125	386,511	88,268
-	-	78,316	11,245	146,566	74,442
-	-	1,058,388	227,081	735,649	294,056

9,169,261	7,562,964	10,549,614	3,633,161	44,304,096	55,957,277

$101,603,684	$192,812,895	$1,756,210,176	$58,447,080	$991,845,611	$247,876,196

$185,742,221	$238,148,920	$1,867,981,246	$233,872,475	$1,126,241,623	$701,503,256
(84,138,537)	(45,336,025)	(111,771,070)	(175,425,395)	(134,396,012)	(453,627,060)

$101,603,684	$192,812,895	$1,756,210,176	$58,447,080	$991,845,611	$247,876,196

2,972,822	11,050,000	52,250,000	1,700,000	28,800,000	7,768,273
$34.18	$17.45	$33.61	$34.38	$34.44	$31.91

$34.22	$17.40	$33.62	$34.41	$34.49	$31.93

$103,786,801	$165,879,909	$1,672,725,714	$88,415,987	$838,672,731	$240,309,901

$3,377,823	$95,481	$1,594,867	$3,653,949	$1,202,640	$49,289,084

$-	$-	$-	$-	$-	$-

$-	$6,979,665	$-	$-	$-	$-

$3,127,643	$-	$-	$3,172,939	$109,712	$44,932,721

59

Statements of Operations

For the year ended April 30, 2020

	Invesco Aerospace & Defense ETF (PPA)	Invesco CleantechTM ETF (PZD)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)	Invesco Golden Dragon China ETF (PGJ)
Investment income:
Unaffiliated dividend income	$18,386,936	$2,445,728	$14,671,179	$6,951,819	$1,576,819
Affiliated dividend income	18,702	2,067	23,780	280,877	5,631
Non-cash dividend income	-	-	-	3,328,387	-
Securities lending income	16,119	94,327	79,054	237,485	505,731
Foreign withholding tax	(39,494)	(191,062)	-	(489,455)	(46,992)

Total investment income	18,382,263	2,351,060	14,774,013	10,309,113	2,041,189

Expenses:
Unitary management fees	-	-	-	-	-
Advisory fees	5,075,824	1,012,819	7,906,611	1,009,464	922,054
Sub-licensing fees	609,097	151,928	1,581,323	201,900	184,417
Accounting & administration fees	76,144	25,543	108,598	35,375	24,932
Custodian & transfer agent fees	40,904	13,326	8,687	(5,104)	106,753
Trustees’ and officer’s fees	9,982	1,814	5,317	(2,242)	(3,162)
Recapture (Note 3)	-	39,193	-	-	-
Proxy fees	12,315	6,302	16,381	6,558	6,362
Other expenses	135,612	63,639	151,103	61,008	59,129

Total expenses	5,959,878	1,314,564	9,778,020	1,306,959	1,300,485

Less: Waivers	(1,972)	(204)	(2,677)	(28,285)	(4,370)

Net expenses	5,957,906	1,314,360	9,775,343	1,278,674	1,296,115

Net investment income	12,424,357	1,036,700	4,998,670	9,030,439	745,074

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(31,533,921)	6,688,907	(100,441,885)	(16,111,495)	(13,649,070)
Affiliated investment securities	(480)	(4,989)	(3,549)	180	220
Unaffiliated in-kind redemptions	103,926,922	1,426,574	203,332,941	12,848,226	16,377,138
Affiliated in-kind redemptions	-	-	-	-	-
Short Sales	-	-	2,028	-	-
Foreign currencies	-	(4,871)	-	(102,466)	-
Swap agreements	-	-	-	335,324	-
Written options	-	-	-	-	-

Net realized gain (loss)	72,392,521	8,105,621	102,889,535	(3,030,231)	2,728,288

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(228,085,289)	(23,547,861)	(110,567,407)	(38,367,044)	(13,412,002)
Affiliated investment securities	-	(7,198)	-	-	-
Foreign currencies	-	9,688	-	22,066	-
Swap agreements	-	-	-	176,626	-
Written options	-	-	-	-	-

Change in net unrealized appreciation (depreciation)	(228,085,289)	(23,545,371)	(110,567,407)	(38,168,352)	(13,412,002)

Net realized and unrealized gain (loss)	(155,692,768)	(15,439,750)	(7,677,872)	(41,198,583)	(10,683,714)

Net increase (decrease) in net assets resulting from operations	$(143,268,411)	$(14,403,050)	$(2,679,202)	$(32,168,144)	$(9,938,640)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$2,213,798	$5,782,948	$30,628,295	$2,005,732	$10,187,251	$516,464
2,500	9,469	18,518	4,403	17,352	4,251
-	-	-	-	-	-
60,807	-	1,247	10,587	151,036	4,226,089
(4,603)	-	-	-	-	(81,611)

2,272,502	5,792,417	30,648,060	2,020,722	10,355,639	4,665,193

1,109,093	1,384,298	-	-	-	-
-	-	2,368,012	534,765	5,082,781	1,024,140
-	-	704,411	53,589	762,441	204,829
-	-	111,302	15,886	80,362	22,297
-	-	(15,410)	(11,398)	8,789	(5,369)
-	-	14,674	9,785	(11,628)	(7,208)
-	-	-	-	-	134,588
6,158	7,350	16,158	5,926	12,117	6,166
-	-	127,792	57,330	146,118	62,401

1,115,251	1,391,648	3,326,939	665,883	6,080,980	1,441,844

(308)	(517)	(945,302)	(480)	(2,140)	(490)

1,114,943	1,391,131	2,381,637	665,403	6,078,840	1,441,354

1,157,559	4,401,286	28,266,423	1,355,319	4,276,799	3,223,839

(32,186,775)	(3,128,913)	(44,994,363)	(14,367,824)	5,661,853	(17,635,084)
122	(39,763)	(231)	(292)	(2,212)	(2,981)
12,971,544	39,846,413	228,948,613	16,169,791	93,576,266	40,390,591
-	(5,651)	-	-	-	-
-	(43,260)	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	(38,953,539)	-	-	-	-

(19,215,109)	(2,324,713)	183,954,019	1,801,675	99,235,907	22,752,526

(19,794,893)	(35,773,782)	(133,533,362)	(40,945,084)	(116,797,908)	(14,178,311)
-	(9,674)	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	2,147,587	-	-	-	-

(19,794,893)	(33,635,869)	(133,533,362)	(40,945,084)	(116,797,908)	(14,178,311)

(39,010,002)	(35,960,582)	50,420,657	(39,143,409)	(17,562,001)	8,574,215

$(37,852,443)	$(31,559,296)	$78,687,080	$(37,788,090)	$(13,285,202)	$11,798,054

61

Statements of Changes in Net Assets

For the years ended April 30, 2020 and 2019

	Invesco Aerospace & Defense ETF (PPA)		Invesco CleantechTM ETF (PZD)
	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019
Operations:
Net investment income	$12,424,357	$8,066,369	$1,036,700	$762,695
Net realized gain (loss)	72,392,521	89,843,301	8,105,621	414,995
Change in net unrealized appreciation (depreciation)	(228,085,289)	209,762	(23,545,371)	10,915,621

Net increase (decrease) in net assets resulting from operations	(143,268,411)	98,119,432	(14,403,050)	12,093,311

Distributions to Shareholders from:
Distributable earnings	(13,331,485)	(8,051,313)	(1,440,705)	(870,880)

Shareholder Transactions:
Proceeds from shares sold	292,816,193	67,402,990	62,240,855	13,011,807
Value of shares repurchased	(365,941,060)	(225,933,878)	(2,459,244)	(4,170,443)

Net increase (decrease) in net assets resulting from share transactions	(73,124,867)	(158,530,888)	59,781,611	8,841,364

Net increase (decrease) in net assets	(229,724,763)	(68,462,769)	43,937,856	20,063,795

Net assets:
Beginning of year	938,245,854	1,006,708,623	180,120,689	160,056,894

End of year	$708,521,091	$938,245,854	$224,058,545	$180,120,689

Changes in Shares Outstanding:
Shares sold	4,350,000	1,150,000	1,300,000	300,000
Shares repurchased	(6,350,000)	(4,100,000)	(50,000)	(100,000)
Shares outstanding, beginning of year	15,150,000	18,100,000	4,000,000	3,800,000

Shares outstanding, end of year	13,150,000	15,150,000	5,250,000	4,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco DWA Momentum ETF (PDP)		Invesco Global Listed Private Equity ETF (PSP)		Invesco Golden Dragon China ETF (PGJ)
Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019
$4,998,670	$2,910,983	$9,030,439	$6,637,957	$745,074	$573,064
102,889,535	120,652,437	(3,030,231)	7,163,396	2,728,288	11,901,350
(110,567,407)	28,031,961	(38,168,352)	(9,969,568)	(13,412,002)	(33,512,069)

(2,679,202)	151,595,381	(32,168,144)	3,831,785	(9,938,640)	(21,037,655)

(5,893,292)	(2,302,714)	(16,078,401)	(8,142,823)	(714,749)	(536,515)

959,059,358	978,754,798	23,117,409	62,756,056	17,360,132	45,958,312
(1,205,665,921)	(1,104,009,298)	(77,780,142)	(59,054,014)	(61,986,742)	(78,862,572)

(246,606,563)	(125,254,500)	(54,662,733)	3,702,042	(44,626,610)	(32,904,260)

(255,179,057)	24,038,167	(102,909,278)	(608,996)	(55,279,999)	(54,478,430)

1,545,947,229	1,521,909,062	244,442,789	245,051,785	216,729,784	271,208,214

$1,290,768,172	$1,545,947,229	$141,533,511	$244,442,789	$161,449,785	$216,729,784

15,400,000	18,100,000	2,000,000	5,350,000	450,000	950,000
(20,400,000)	(20,700,000)	(7,000,000)	(5,250,000)	(1,600,000)	(1,750,000)
26,300,000	28,900,000	20,200,000	20,100,000	5,150,000	5,950,000

21,300,000	26,300,000	15,200,000	20,200,000	4,000,000	5,150,000

63

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2020 and 2019

	Invesco Raymond James SB-1 Equity ETF (RYJ)			Invesco S&P 500 BuyWrite ETF (PBP)
	Year Ended April 30, 2020	Eight Months Ended April 30, 2019(a)(b)	Year Ended August 31, 2018	Year Ended April 30, 2020	Year Ended April 30, 2019
Operations:
Net investment income	$1,157,559	$503,437	$1,149,260	$4,401,286	$4,808,264
Net realized gain (loss)	(19,215,109)	(1,160,241)	24,357,786	(2,324,713)	(5,540,829)
Change in net unrealized appreciation (depreciation)	(19,794,893)	(14,274,311)	17,075,286	(33,635,869)	7,900,477

Net increase (decrease) in net assets resulting from operations	(37,852,443)	(14,931,115)	42,582,332	(31,559,296)	7,167,912

Distributions to Shareholders from:
Distributable earnings	(323,015)	(2,047,360)	-	(16,120,225)	(8,385,502)

Shareholder Transactions:
Proceeds from shares sold	24,336,099	28,666,826	81,954,730	34,567,631	94,564,629
Value of shares repurchased	(57,713,018)	(39,092,608)	(109,778,150)	(114,852,886)	(74,865,327)

Net increase (decrease) in net assets resulting from share transactions	(33,376,919)	(10,425,782)	(27,823,420)	(80,285,255)	19,699,302

Net increase (decrease) in net assets	(71,552,377)	(27,404,257)	14,758,912	(127,964,776)	18,481,712

Net assets:
Beginning of period	173,156,061	200,560,318	185,801,406	320,777,671	302,295,959

End of period	$101,603,684	$173,156,061	$200,560,318	$192,812,895	$320,777,671

Changes in Shares Outstanding:
Shares sold	550,000	650,000	1,800,000	1,650,000	4,400,000
Shares repurchased	(1,400,000)	(900,000)	(2,450,000)	(5,600,000)	(3,600,000)
Shares outstanding, beginning of period	3,822,822	4,072,822	4,722,822	15,000,000	14,200,000

Shares outstanding, end of period	2,972,822	3,822,822	4,072,822	11,050,000	15,000,000

(a) For the period September 1, 2018 through April 30, 2019.

(b) Effective April 30, 2019, Invesco Raymond James SB-1 Equity ETF changed fiscal year end to April 30.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P 500® Quality ETF (SPHQ)		Invesco S&P Spin-Off ETF (CSD)		Invesco Water Resources ETF (PHO)		Invesco WilderHill Clean Energy ETF (PBW)
Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019

$28,266,423	$22,305,465	$1,355,319	$1,523,383	$4,276,799	$4,294,743	$3,223,839	$1,769,176
183,954,019	22,647,584	1,801,675	9,145,488	99,235,907	44,622,934	22,752,526	5,674,707
(133,533,362)	132,647,083	(40,945,084)	(14,390,165)	(116,797,908)	75,770,242	(14,178,311)	9,670,394

78,687,080	177,600,132	(37,788,090)	(3,721,294)	(13,285,202)	124,687,919	11,798,054	17,114,277

(29,893,841)	(21,455,885)	(1,120,510)	(1,410,652)	(5,715,127)	(3,503,105)	(3,920,663)	(1,768,255)

1,475,919,631	738,880,207	40,322,241	38,961,813	287,158,938	164,167,797	194,434,625	43,306,082
(1,238,287,812)	(752,396,827)	(89,780,974)	(89,549,926)	(217,581,815)	(165,631,704)	(99,293,024)	(30,057,580)

237,631,819	(13,516,620)	(49,458,733)	(50,588,113)	69,577,123	(1,463,907)	95,141,601	13,248,502

286,425,058	142,627,627	(88,367,333)	(55,720,059)	50,576,794	119,720,907	103,018,992	28,594,524

1,469,785,118	1,327,157,491	146,814,413	202,534,472	941,268,817	821,547,910	144,857,204	116,262,680

$1,756,210,176	$1,469,785,118	$58,447,080	$146,814,413	$991,845,611	$941,268,817	$247,876,196	$144,857,204

44,000,000	24,350,000	850,000	750,000	7,750,000	5,000,000	5,850,000	1,600,000
(35,900,000)	(25,150,000)	(1,950,000)	(1,800,000)	(6,100,000)	(5,150,000)	(3,200,000)	(1,200,000)
44,150,000	44,950,000	2,800,000	3,850,000	27,150,000	27,300,000	5,118,273	4,718,273

52,250,000	44,150,000	1,700,000	2,800,000	28,800,000	27,150,000	7,768,273	5,118,273

65

Financial Highlights

Invesco Aerospace & Defense ETF (PPA)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$61.93	$55.62	$44.81	$36.43	$35.73

Net investment income(a)	0.80	0.49	0.42	0.60	0.53	(b)
Net realized and unrealized gain (loss) on investments	(7.98)	6.30	10.79	8.43	0.67

Total from investment operations	(7.18)	6.79	11.21	9.03	1.20

Distributions to shareholders from:
Net investment income	(0.87)	(0.48)	(0.40)	(0.65)	(0.50)

Net asset value at end of year	$53.88	$61.93	$55.62	$44.81	$36.43

Market price at end of year(c)	$53.98	$61.94	$55.66	$44.84	$36.42

Net Asset Value Total Return(d)	(11.64)%	12.33%	25.13%	25.06%	3.43%
Market Price Total Return(d)	(11.48)%	12.27%	25.14%	25.18%	3.46%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$708,521	$938,246	$1,006,709	$569,149	$298,735
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.59%	0.60%	0.61%	0.64%
Expenses, prior to Waivers	0.59%	0.59%	0.60%	0.61%	0.64%
Net investment income	1.22%	0.86%	0.80%	1.47%	1.50	%(b)
Portfolio turnover rate(e)	18%	15%	7%	10%	16%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.33 and 0.93%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco CleantechTM ETF (PZD)

	Years Ended April 30,
	2020	2019	2018	2017		2016
Per Share Operating Performance:
Net asset value at beginning of year	$45.03	$42.12	$37.06	$30.41		$30.60

Net investment income(a)	0.23	0.19	0.25	0.59	(b)	0.22
Net realized and unrealized gain (loss) on investments	(2.25)	2.95	5.18	6.41		(0.18)

Total from investment operations	(2.02)	3.14	5.43	7.00		0.04

Distributions to shareholders from:
Net investment income	(0.33)	(0.23)	(0.37)	(0.35)		(0.23)

Net asset value at end of year	$42.68	$45.03	$42.12	$37.06		$30.41

Market price at end of year(c)	$42.74	$45.21	$42.26	$37.19		$30.29

Net Asset Value Total Return(d)	(4.49)%	7.48%	14.74%	23.21%		0.15%
Market Price Total Return(d)	(4.73)%	7.55%	14.72%	24.13%		(0.05)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$224,059	$180,121	$160,057	$92,639		$71,466
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.68%	0.67%	0.68%		0.67%
Expenses, prior to Waivers	0.65%	0.68%	0.68%	0.73%		0.73%
Net investment income	0.51%	0.47%	0.61%	1.81	%(b)	0.76%
Portfolio turnover rate(e)	75%	21%	17%	24%		25%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.39 and 1.20%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco DWA Momentum ETF (PDP)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$58.78	$52.66	$45.86	$40.51	$42.44

Net investment income(a)	0.19	0.11	0.13	0.28	0.12
Net realized and unrealized gain (loss) on investments	1.86	6.10	6.81	5.41	(1.94)

Total from investment operations	2.05	6.21	6.94	5.69	(1.82)

Distributions to shareholders from:
Net investment income	(0.23)	(0.09)	(0.13)	(0.34)	(0.11)
Return of capital	-	-	(0.01)	-	-

Total distributions	(0.23)	(0.09)	(0.14)	(0.34)	(0.11)

Net asset value at end of year	$60.60	$58.78	$52.66	$45.86	$40.51

Market price at end of year(b)	$60.68	$58.79	$52.72	$45.87	$40.50

Net Asset Value Total Return(c)	3.53%	11.81%	15.17%	14.12%	(4.29)%
Market Price Total Return(c)	3.65%	11.70%	15.28%	14.17%	(4.29)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,290,768	$1,545,947	$1,521,909	$1,417,070	$1,438,022
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.62%	0.63%	0.63%	0.64%
Expenses, prior to Waivers	0.62%	0.62%	0.63%	0.63%	0.64%
Net investment income	0.32%	0.20%	0.26%	0.65%	0.29%
Portfolio turnover rate(d)	82%	82%	68%	68%	100%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco Global Listed Private Equity ETF (PSP)

	Years Ended April 30,
	2020		2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$12.10		$12.19	$12.25		$10.45	$11.95

Net investment income(a)	0.52	(b)	0.32	0.40	(c)	0.41	0.60	(d)
Net realized and unrealized gain (loss) on investments	(2.36)		(0.03)	0.99		1.85	(1.53)

Total from investment operations	(1.84)		0.29	1.39		2.26	(0.93)

Distributions to shareholders from:
Net investment income	(0.95)		(0.38)	(1.40)		(0.46)	(0.57)
Return of capital	-		-	(0.05)		-	-

Total distributions	(0.95)		(0.38)	(1.45)		(0.46)	(0.57)

Net asset value at end of year	$9.31		$12.10	$12.19		$12.25	$10.45

Market price at end of year(e)	$9.32		$12.13	$12.21		$12.29	$10.39

Net Asset Value Total Return(f)	(15.82)%		2.28%	11.76%		22.21%	(8.09)%
Market Price Total Return(f)	(15.92)%		2.36%	11.57%		23.32%	(8.47)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$141,534		$244,443	$245,052		$286,143	$325,925
Ratio to average net assets of:
Expenses, after Waivers(g)	0.63%		0.64%	0.64%		0.66%	0.64%
Expenses, prior to Waivers(g)	0.65%		0.66%	0.65%		0.67%	0.66%
Net investment income	4.47	%(b)	2.79%	3.16	%(c)	3.77%	5.51	%(d)
Portfolio turnover rate(h)	50%		64%	44%		39%	35%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.33 and 2.82%, respectively.

(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.30 and 2.37%, respectively.

(d)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.34 and 3.12%, respectively.

(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco Golden Dragon China ETF (PGJ)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$42.08		$45.58	$35.69	$30.51	$33.67
Net investment income(a)	0.16		0.11	0.31	0.19	0.06
Net realized and unrealized gain (loss) on investments	(1.72)		(3.51)	10.50	5.54	(3.10)
Total from investment operations	(1.56)		(3.40)	10.81	5.73	(3.04)
Distributions to shareholders from:
Net investment income	(0.16)		(0.10)	(0.92)	(0.55)	(0.09)
Return of capital	-		-	-	-	(0.03)
Total distributions.	(0.16)		(0.10)	(0.92)	(0.55)	(0.12)
Net asset value at end of year	$40.36		$42.08	$45.58	$35.69	$30.51
Market price at end of year(b)	$40.32		$42.11	$45.58	$35.69	$30.49
Net Asset Value Total Return(c)	(3.67)%		(7.46)%	30.46%	19.23%	(9.04)%
Market Price Total Return(c)	(3.83)%		(7.39)%	30.46%	19.31%	(8.97)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$161,450		$216,730	$271,208	$153,460	$163,248
Ratio to average net assets of:
Expenses, after Waivers	0.70	%(d)	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.71	%(d)	0.70%	0.70%	0.73%	0.70%
Net investment income	0.40	%(d)	0.27%	0.70%	0.61%	0.18%
Portfolio turnover rate(e)	30%		36%	25%	30%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights–(continued)

Invesco Raymond James SB-1 Equity ETF (RYJ)

	Years Ended April 30, 2020	Eight Months Ended April 30, 2019		Years Ended August 31,
				2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$45.30	$49.24		$39.34	$35.99	$34.24	$35.26
Net investment income(a)	0.33	0.13		0.27	0.12	0.29	0.21
Net realized and unrealized gain (loss) on investments	(11.35)	(3.55)		9.63	3.82	1.76	(1.14)
Total from investment operations	(11.02)	(3.42)		9.90	3.94	2.05	(0.93)
Distributions to shareholders from:
Net investment income	(0.10)	(0.52)		-	(0.52)	(0.30)	(0.09)
Return of capital	-	-		-	(0.07)	-	-
Total distributions	(0.10)	(0.52)		-	(0.59)	(0.30)	(0.09)
Net asset value at end of period	$34.18	$45.30		$49.24	$39.34	$35.99	$34.24
Market price at end of period	$34.22 (b)	$45.30	(b)	$49.19 (b)	$39.32	$36.01	$34.19
Net Asset Value Total Return(c)	(24.40)%	(6.60)%		25.16%	11.00%	6.08%	(2.64)%
Market Price Total Return(c)	(24.31)%	(6.51)%		25.10%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$101,604	$173,156		$200,560	$185,801	$180,784	$240,495
Ratio to average net assets of:
Expenses, after Waivers	0.75%	0.75	%(d)(e)	0.71%	0.75%	0.75%	0.75%
Expenses, prior to Waivers	0.75%	0.75	%(d)(e)	0.71%	0.75%	0.75%	0.75%
Net investment income	0.78%	0.44	%(d)	0.60%	0.30%	0.87%	0.59%
Portfolio turnover rate(f)	114%	65%		82%	90%	118%	95%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco S&P 500 BuyWrite ETF (PBP)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$21.39	$21.29	$22.21	$20.33	$21.22
Net investment income(a)	0.33	0.32	0.28	0.29	0.30
Net realized and unrealized gain (loss) on investments	(3.05)	0.32	1.16	2.10	(0.11)
Total from investment operations	(2.72)	0.64	1.44	2.39	0.19
Distributions to shareholders from:
Net investment income	(0.36)	(0.31)	(1.09)	(0.33)	(0.34)
Net realized gains	(0.86)	(0.23)	(1.27)	(0.18)	(0.74)
Total distributions	(1.22)	(0.54)	(2.36)	(0.51)	(1.08)
Net asset value at end of year	$17.45	$21.39	$21.29	$22.21	$20.33
Market price at end of year(b)	$17.40	$21.39	$21.33	$22.23	$20.29
Net Asset Value Total Return(c)	(13.62)%	3.16%	6.59%	11.86%	0.90%
Market Price Total Return(c)	(13.85)%	2.97%	6.68%	12.18%	0.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$192,813	$320,778	$302,296	$327,596	$297,895
Ratio to average net assets of:
Expenses	0.49%	0.53%	0.75%	0.75%	0.75%
Net investment income	1.56%	1.47%	1.25%	1.37%	1.47%
Portfolio turnover rate(d)	19%	15%	16%	24%	43%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Quality ETF (SPHQ)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$33.29	$29.53	$27.62	$24.70	$23.25
Net investment income(a)	0.61	0.51	0.57	0.54	0.45
Net realized and unrealized gain on investments	0.35	3.75	1.89	2.84	1.46
Total from investment operations	0.96	4.26	2.46	3.38	1.91
Distributions to shareholders from:
Net investment income	(0.64)	(0.50)	(0.55)	(0.46)	(0.46)
Net asset value at end of year	$33.61	$33.29	$29.53	$27.62	$24.70
Market price at end of year(b)	$33.62	$33.30	$29.55	$27.63	$24.70
Net Asset Value Total Return(c)	3.03%	14.63%	8.94%	13.84%	8.39%
Market Price Total Return(c)	3.03%	14.59%	8.98%	13.88%	8.43%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,756,210	$1,469,785	$1,327,157	$1,222,223	$899,078
Ratio to average net assets of:
Expenses, after Waivers	0.15%	0.19%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.21%	0.26%	0.37%	0.38%	0.38%
Net investment income	1.79%	1.67%	1.95%	2.10%	1.92%
Portfolio turnover rate(d)	56%	73%	60%	49%	102%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights–(continued)

Invesco S&P Spin-Off ETF (CSD)

	Years Ended April 30,	Year Ended April 30,	Eight Months Ended April 30,		Years Ended August 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$52.43	$52.61	$49.42		$42.42	$40.90	$46.47
Net investment income(a)	0.58	0.43	0.04		0.39	0.61	0.72
Net realized and unrealized gain (loss) on investments	(18.08)	(0.19)	3.46		7.31	1.91	(5.55)
Total from investment operations	(17.50)	0.24	3.50		7.70	2.52	(4.83)
Distributions to shareholders from:
Net investment income	(0.55)	(0.42)	(0.20)		(0.70)	(1.00)	(0.74)
Return of capital	-	-	(0.11)		-	-	-
Total distributions	(0.55)	(0.42)	(0.31)		(0.70)	(1.00)	(0.74)
Net asset value at end of period	$34.38	$52.43	$52.61		$49.42	$42.42	$40.90
Market price at end of period	$34.41 (b)	$52.41 (b)	$52.55	(b)	$49.34	$42.42	$40.85
Net Asset Value Total Return(c)	(33.72)%	0.71%	7.10%		18.39%	6.42%	(10.54)%
Market Price Total Return(c)	(33.64)%	0.78%	7.15%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$58,447	$146,814	$202,534		$195,208	$216,319	$413,092
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.62%	0.64	%(d)	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.62%	0.62%	0.65	%(d)	0.64%	0.71%	0.71%
Net investment income	1.27%	0.84%	0.12	%(d)	0.86%	1.54%	1.57%
Portfolio turnover rate(e)	55%	49%	24%		44%	116%	56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Financial Highlights–(continued)

Invesco Water Resources ETF (PHO)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$34.67	$30.09	$26.71	$22.99	$25.19
Net investment income(a)	0.15	0.16	0.09	0.16	0.13
Net realized and unrealized gain (loss) on investments	(0.18)	4.55	3.39	3.68	(2.17)
Total from investment operations	(0.03)	4.71	3.48	3.84	(2.04)
Distributions to shareholders from:
Net investment income	(0.20)	(0.13)	(0.10)	(0.12)	(0.16)
Net asset value at end of year	$34.44	$34.67	$30.09	$26.71	$22.99
Market price at end of year(b)	$34.49	$34.70	$30.09	$26.70	$22.98
Net Asset Value Total Return(c)	(0.07)%	15.74%	13.07%	16.73%	(8.09)%
Market Price Total Return(c)	(0.01)%	15.84%	13.11%	16.74%	(8.06)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$991,846	$941,269	$821,548	$797,147	$680,463
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.62%	0.62%	0.61%
Expenses, prior to Waivers	0.60%	0.60%	0.62%	0.62%	0.61%
Net investment income	0.42%	0.51%	0.31%	0.64%	0.58%
Portfolio turnover rate(d)	26%	31%	23%	44%	89%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco WilderHill Clean Energy ETF (PBW)

	Years Ended April 30,
	2020	2019	2018	2017(a)	2016(a)
Per Share Operating Performance:
Net asset value at beginning of year	$28.30	$24.64	$20.85	$20.55	$28.80
Net investment income(b)	0.49	0.39	0.31	0.30	0.55
Net realized and unrealized gain (loss) on investments	3.73	3.66	3.78	0.40	(8.30)
Total from investment operations	4.22	4.05	4.09	0.70	(7.75)
Distributions to shareholders from:
Net investment income	(0.61)	(0.39)	(0.30)	(0.40)	(0.50)
Net asset value at end of year	$31.91	$28.30	$24.64	$20.85	$20.55
Market price at end of year(c)	$31.93	$28.31	$24.66	$20.85	$20.55
Net Asset Value Total Return(d)	15.13%	16.76%	19.78%	3.60%	(27.19)%
Market Price Total Return(d)	15.16%	16.70%	19.87%	3.60%	(27.19)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$247,876	$144,857	$116,263	$103,177	$101,255
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.70%	0.71%	0.77%	0.76%	0.76%
Net investment income	1.57%	1.56%	1.30%	1.59%	2.37%
Portfolio turnover rate(e)	40%	40%	43%	59%	60%

(a)	Per share amounts have been adjusted to reflect a one-for-five reverse stock split effective after the close of business on October 20, 2017.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Aerospace & Defense ETF (PPA)	“Aerospace & Defense ETF”

Invesco CleantechTM ETF (PZD)	“CleantechTM ETF”

Invesco DWA Momentum ETF (PDP)	“DWA Momentum ETF”

Invesco Global Listed Private Equity ETF (PSP)	“Global Listed Private Equity ETF”

Invesco Golden Dragon China ETF (PGJ)	“Golden Dragon China ETF”

Invesco Raymond James SB-1 Equity ETF (RYJ)	“Raymond James SB-1 Equity ETF”

Invesco S&P 500 BuyWrite ETF (PBP)	“S&P 500 BuyWrite ETF”

Invesco S&P 500® Quality ETF (SPHQ)	“S&P 500® Quality ETF”

Invesco S&P Spin-Off ETF (CSD)	“S&P Spin-Off ETF”

Invesco Water Resources ETF (PHO)	“Water Resources ETF”

Invesco WilderHill Clean Energy ETF (PBW)	“WilderHill Clean Energy ETF”
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of DWA Momentum ETF, Golden Dragon China ETF and Water Resources ETF, which are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Aerospace & Defense ETF	SPADE® Defense Index

CleantechTM ETF	The Cleantech IndexTM

DWA Momentum ETF	Dorsey Wright® Technical Leaders Index

Global Listed Private Equity ETF	Red Rocks Global Listed Private Equity Index

Golden Dragon China ETF	NASDAQ Golden Dragon China Index

Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity index

S&P 500 BuyWrite ETF	CBOE S&P 500 BuyWrite IndexSM

S&P 500® Quality ETF	S&P 500® Quality Index

S&P Spin-Off ETF	S&P U.S. Spin-Off Index

Water Resources ETF	NASDAQ OMX US Water IndexSM

WilderHill Clean Energy ETF	WilderHill Clean Energy Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

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A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent

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uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to each Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market

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volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to risk of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Micro-Capitalization Securities Risk. For certain Funds, micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Aerospace & Defense ETF, Golden Dragon China ETF, Raymond James SB-1 Equity ETF, S&P Spin-Off ETF and Water Resources ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

REIT Risk. REITs are securities that invest substantially all of their assets in real estate, trade like stocks and may qualify for special tax considerations. In addition to the risks pertaining to real estate investments more generally, such as declining property values or rising interest rates, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. Further, failure of a company to qualify as a REIT under federal tax law may have

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adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and a REIT’s shareholders will incur a proportionate share of those expenses.

Risk of Investing in Listed Private Equity Companies. For certain Funds, there are certain risks inherent in investing in listed private equity companies, which encompass business development companies (“BDCs”), and other financial institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund (except Raymond James SB-1 Equity ETF and S&P Spin-Off ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Raymond James SB-1 Equity ETF and S&P Spin-Off ETF declare and pay dividends from net investment income, if any, to shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

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F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees acquired fund fees and expenses, if any, and extraordinary expenses.

S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF have agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral

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may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

L.

Call Options Purchased and Written - Certain Funds may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statements of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two- party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined

81

investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.15% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF accrue daily and pay monthly to the Adviser an annual unitary management fee of 0.75% and 0.49%, respectively, of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2022. The Expense Cap (including sub-licensing fees) for S&P 500® Quality ETF is 0.15% of the Fund’s average daily net assets per year through at least August 31, 2022. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2022. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense ETF, CleantechTM ETF, DWA Momentum ETF, Global Listed Private Equity ETF, Water Resources ETF and WilderHill Clean Energy ETF.

82

Through April 6, 2020, the Adviser agreed to reimburse S&P Spin-Off ETF in the amount equal to the licensing fees that the Fund paid that caused the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.64%. Through May 18, 2020, the Adviser also agreed to waive a portion of the unitary management fee for Raymond James SB-1 Equity ETF to prevent the expenses (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes, and litigation expenses and other extraordinary expenses) from exceeding 0.75%.

Additionally, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense ETF	$1,972
CleantechTM ETF	204
DWA Momentum ETF	2,677
Global Listed Private Equity ETF	28,285
Golden Dragon China ETF	4,370
Raymond James SB-1 Equity ETF	308
S&P 500 BuyWrite ETF	517
S&P 500® Quality ETF	945,302
S&P Spin-Off ETF	480
Water Resources ETF	2,140
WilderHill Clean Energy ETF	490

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2020 are as follows:

	Total Potential Recapture Amounts
		Potential Recapture Amounts Expiring
		4/30/21	4/30/22	4/30/23
Golden Dragon China ETF	$3,715	$-	$-	$3,715
S&P 500® Quality ETF	2,849,474	1,062,417	843,964	943,093
WilderHill Clean Energy ETF	8,676	-	8,676	-

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense ETF	SPADE Indexes
CleantechTM ETF	Cleantech Indices LLC
DWA Momentum ETF	Dorsey Wright & Associates, LLC
Global Listed Private Equity ETF	Red Rocks Capital, LLC
Golden Dragon China ETF	Nasdaq, Inc.
Raymond James SB-1 Equity ETF	Raymond James Research Services, LLC
S&P 500 BuyWrite ETF	S&P Dow Jones Indices LLC
S&P 500® Quality ETF	S&P Dow Jones Indices LLC
S&P Spin-Off ETF	S&P Dow Jones Indices LLC
Water Resources ETF	Nasdaq, Inc.
WilderHill Clean Energy ETF	WilderHill

83

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)
Raymond James SB-1 Equity ETF	$331,981	$ 268,830	$ 46,929
S&P 500 BuyWrite ETF	1,870	2,352	(16,232)
Water Resources ETF	276,880	1,454,253	(187,307)
WilderHill Clean Energy ETF	38,226	—	—

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2020, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The value on options held in S&P 500 BuyWrite ETF was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Aerospace & Defense ETF
Investments in Securities
Common Stocks & Other Equity Interests	$708,482,675	$-	$-	$708,482,675
Money Market Funds	851,218	8,526,942	-	9,378,160

Total Investments	$709,333,893	$8,526,942	$-	$717,860,835

CleantechTM ETF
Investments in Securities
Common Stocks & Other Equity Interests	$224,143,479	$-	$-	$224,143,479
Money Market Funds	-	15,784,549	-	15,784,549

Total Investments	$224,143,479	$15,784,549	$-	$239,928,028

84

	Level 1	Level 2	Level 3	Total
Global Listed Private Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$131,189,030	$-	$-	$131,189,030
Money Market Funds	8,316,298	17,116,620	-	25,432,918

Total Investments in Securities	139,505,328	17,116,620	-	156,621,948

Other Investments - Assets*
Swap Agreements	-	142,645	-	142,645

Other Investments - Liabilities*
Swap Agreements	-	(353)	-	(353)

Total Other Investments	-	142,292	-	142,292

Total Investments	$139,505,328	$17,258,912	$-	$156,764,240

Golden Dragon China ETF
Investments in Securities
Common Stocks & Other Equity Interests	$160,758,186	$-	$140,585	$160,898,771
Money Market Funds	388,819	12,462,351	-	12,851,170

Total Investments	$161,147,005	$12,462,351	$140,585	$173,749,941

Raymond James SB-1 Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$101,755,918	$-	$-	$101,755,918
Money Market Funds	14,023	3,363,800	-	3,377,823

Total Investments	$101,769,941	$3,363,800	$-	$105,133,741

S&P Spin-Off ETF
Investments in Securities
Common Stocks & Other Equity Interests	$58,406,006	$-	$-	$58,406,006
Money Market Funds	283,239	3,370,710	-	3,653,949

Total Investments	$58,689,245	$3,370,710	$-	$62,059,955

Water Resources ETF
Investments in Securities
Common Stocks & Other Equity Interests	$991,473,093	$-	$-	$991,473,093
Money Market Funds	1,084,687	117,953	-	1,202,640

Total Investments	$992,557,780	$117,953	$-	$992,675,733

WilderHill Clean Energy ETF
Investments in Securities
Common Stocks & Other Equity Interests	$247,777,852	$-	$-	$247,777,852
Money Market Funds	341,342	48,947,742	-	49,289,084

Total Investments	$248,119,194	$48,947,742	$-	$297,066,936

*	Unrealized appreciation (depreciation).

NOTE 6–Derivative Investments

The Funds may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

85

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

	Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Derivative Assets	Equity Risk	Equity Risk
Unrealized appreciation on swap agreements–OTC	$142,645	$-
Derivatives not subject to master netting agreements	-	-

Total Derivative Assets subject to master netting agreements	$142,645	$-

	Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Derivative Liabilities	Equity Risk	Equity Risk
Unrealized depreciation on swap agreements–OTC	$(353)	$-
Options written, at value - Exchange-Traded	-	(7,377,930)

Total Derivative Liabilities	(353)	(7,377,930)

Derivatives not subject to master netting agreements	-	7,377,930

Total Derivative Liabilities subject to master netting agreements	$(353)	$-

Offsetting Assets and Liabilities

The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2020:

Global Listed Private Equity ETF

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$142,645	$–	$142,645	$–	$–	$142,645
Morgan Stanley Capital Services LLC	–	(353)	(353)	–	–	(353)

Total	$142,645	$(353)	$142,292	$–	$–	$142,292

Effect of Derivative Investments for the Fiscal Year Ended April 30, 2020

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF

	Equity Risk
Realized Gain (Loss):
Options written	$-	$(38,953,539)
Swap agreements	335,324	-
Change in Net Unrealized Appreciation:
Options written	-	2,147,587
Swap agreements	176,626	-

Total	$511,950	$(36,805,952)

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Options written	$-	$284,876,000
Swap agreements	13,764,372	-

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NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2020 and 2019:

	2020		2019
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Aerospace & Defense ETF	$13,331,485	$-	$8,051,313	$-
CleantechTM ETF	1,440,705	-	870,880	-
DWA Momentum ETF	5,893,292	-	2,302,714	-
Global Listed Private Equity ETF	16,078,401	-	8,142,823	-
Golden Dragon China ETF	714,749	-	536,515	-
S&P 500 BuyWrite ETF	14,734,438	1,385,787	5,929,392	2,456,110
S&P 500® Quality ETF	29,893,841	-	21,455,885	-
S&P Spin-Off ETF	1,120,510	-	1,410,652	-
Water Resources ETF	5,715,127	-	3,503,105	-
WilderHill Clean Energy ETF	3,920,663	-	1,768,255	-

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended April 30, 2020, Period September 1, 2018 to April 30, 2019 and Year Ended August 31, 2018:

	April 30, 2020	2019		2018
	Ordinary Income	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Raymond James SB-1 Equity ETF	$323,015	$2,047,360	$-	$-	$-

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense ETF	$-	$(43,258)	$(44,329,895)	$-	$(19,326,056)	$-	$-	$772,220,300	$708,521,091
CleantechTM ETF	129,256	(33,035)	24,830,559	316	(24,311,285)	-	-	223,442,734	$224,058,545
DWA Momentum ETF	-	(96,788)	209,964,778	-	(508,401,454)	-	-	1,589,301,636	$1,290,768,172
Global Listed Private Equity ETF	-	(49,085)	(27,100,501)	(29,723)	(88,349,897)	-	-	257,062,717	$141,533,511
Golden Dragon China ETF	-	(51,823)	(6,981,086)	-	(211,668,192)	-	-	380,150,886	$161,449,785
Raymond James SB-1 Equity ETF	-	(1,264,079)	(12,127,842)	-	(69,916,533)	(830,083)	-	185,742,221	$101,603,684
S&P 500 BuyWrite ETF	-	-	-	-	-	-	(45,336,025)	238,148,920	$192,812,895
S&P 500® Quality ETF	1,702,562	(54,770)	68,878,776	-	(182,297,638)	-	-	1,867,981,246	$1,756,210,176

87

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
S&P Spin-Off ETF	$351,740	$(4,294)	$(32,896,123)	$-	$(142,876,718)	$-	$-	$233,872,475	$58,447,080
Water Resources ETF	198,750	(128,044)	146,289,311	-	(280,756,029)	-	-	1,126,241,623	$991,845,611
WilderHill Clean Energy ETF	-	(65,750)	(2,270,876)	-	(451,290,434)	-	-	701,503,256	$247,876,196

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2020:

	No expiration
	Short-Term	Long-Term	Total*
Aerospace & Defense ETF	$7,123,148	$12,202,908	$19,326,056
CleantechTM ETF	3,002,621	21,308,664	24,311,285
DWA Momentum ETF	508,401,454	-	508,401,454
Global Listed Private Equity ETF	25,624,015	62,725,882	88,349,897
Golden Dragon China ETF	31,157,117	180,511,075	211,668,192
Raymond James SB-1 Equity ETF	43,492,521	26,424,012	69,916,533
S&P 500 BuyWrite ETF	-	-	-
S&P 500® Quality ETF	89,347,247	92,950,391	182,297,638
S&P Spin-Off ETF	60,873,494	82,003,224	142,876,718
Water Resources ETF	157,018,603	123,737,426	280,756,029
WilderHill Clean Energy ETF	92,260,621	359,029,813	451,290,434

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

For the fiscal year ended April 30, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Aerospace & Defense ETF	$177,341,692	$178,313,090
CleantechTM ETF	152,599,176	152,640,577
DWA Momentum ETF	1,318,841,960	1,317,147,801
Global Listed Private Equity ETF	103,797,683	92,231,577
Golden Dragon China ETF	54,404,041	54,916,605
Raymond James SB-1 Equity ETF	171,210,588	167,788,187
S&P 500 BuyWrite ETF	54,250,717	101,001,142
S&P 500® Quality ETF	913,706,073	875,143,509
S&P Spin-Off ETF	60,704,063	57,698,989
Water Resources ETF	257,437,649	257,853,908
WilderHill Clean Energy ETF	83,624,130	82,017,174

88

For the fiscal year ended April 30, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Aerospace & Defense ETF	$292,709,193	$364,794,847
CleantechTM ETF	62,173,335	2,459,373
DWA Momentum ETF	958,502,905	1,208,023,274
Global Listed Private Equity ETF	22,168,802	71,495,769
Golden Dragon China ETF	17,360,554	61,983,328
Raymond James SB-1 Equity ETF	24,247,345	59,205,572
S&P 500 BuyWrite ETF	35,435,732	116,380,665
S&P 500® Quality ETF	1,410,398,832	1,211,861,993
S&P Spin-Off ETF	40,301,620	92,441,795
Water Resources ETF	286,526,646	217,336,912
WilderHill Clean Energy ETF	193,112,899	99,142,189

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Aerospace & Defense ETF	$66,826,161	$(111,156,056)	$(44,329,895)	$762,190,730
CleantechTM ETF	40,936,766	(16,106,207)	24,830,559	215,097,469
DWA Momentum ETF	220,652,217	(10,687,439)	209,964,778	1,081,993,097
Global Listed Private Equity ETF	12,781,737	(39,882,238)	(27,100,501)	183,864,741
Golden Dragon China ETF	29,557,445	(36,538,531)	(6,981,086)	180,731,027
Raymond James SB-1 Equity ETF	9,819,489	(21,947,331)	(12,127,842)	117,261,583
S&P 500 BuyWrite ETF	-	-	-	192,811,179
S&P 500® Quality ETF	165,289,867	(96,411,091)	68,878,776	1,688,209,915
S&P Spin-Off ETF	1,602,389	(34,498,512)	(32,896,123)	94,956,078
Water Resources ETF	176,031,223	(29,741,912)	146,289,311	846,386,422
WilderHill Clean Energy ETF	31,025,948	(33,296,824)	(2,270,876)	299,337,812

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, and partnerships, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense ETF	$88,875	$(100,218,257)	$100,129,382
CleantechTM ETF	18,794	(1,415,272)	1,396,478
DWA Momentum ETF	292,040	(197,790,920)	197,498,880
Global Listed Private Equity ETF	8,520,028	(8,078,754)	(441,274)
Golden Dragon China ETF	765,359	(12,458,249)	11,692,890
Raymond James SB-1 Equity ETF	(148,454)	(6,494,910)	6,643,364
S&P 500 BuyWrite ETF	(251,346)	251,346	-
S&P 500® Quality ETF	-	(215,018,506)	215,018,506
S&P Spin-Off ETF	-	(13,769,927)	13,769,927
Water Resources ETF	-	(91,777,723)	91,777,723
WilderHill Clean Energy ETF	225,572	(37,243,061)	37,017,489

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NOTE 10–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 11–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

90

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Aerospace & Defense ETF, Invesco CleantechTM ETF, Invesco DWA Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name
Invesco Aerospace & Defense ETF (1)
Invesco CleantechTM ETF (1)
Invesco DWA Momentum ETF (1)
Invesco Global Listed Private Equity ETF (1)
Invesco Golden Dragon China ETF (1)
Invesco Raymond James SB-1 Equity ETF(2)
Invesco S&P 500 BuyWrite ETF (1)
Invesco S&P 500® Quality ETF (1)
Invesco S&P Spin-Off ETF (3)
Invesco Water Resources ETF (1)
Invesco WilderHill Clean Energy ETF (1)

(1) Statements of changes in net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the five years in the period ended April 30, 2020.

(2) Statements of changes in net assets and the financial highlights for the year ended April 30, 2020, for the eight months ended April 30, 2019 and for the year ended August 31, 2018.

(3) Statements of changes in net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the two years in the period ended April 30, 2020 and for the eight months ended April 30, 2018.

The financial statements of Invesco Raymond James SB-1 Equity ETF (Predecessor Fund Guggenheim Raymond James SB-1 Equity ETF) and Invesco S&P Spin-Off ETF (Predecessor Fund Guggenheim S&P Spin-Off ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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Report of Independent Registered Public Accounting Firm–(continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco S&P 500 BuyWrite ETF and Invesco Raymond James SB-1 Equity ETF), you incur advisory fees and other Fund expenses. As a shareholder of Invesco S&P 500 BuyWrite ETF or Invesco Raymond James SB-1 Equity ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

In addition to the fees and expenses which the Invesco Global Listed Private Equity ETF and Invesco Raymond James SB-1 Equity ETF (the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in the Portfolios’ total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Aerospace & Defense ETF (PPA)

Actual	$1,000.00	$ 807.60	0.59%	$2.65

Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59	2.97

Invesco CleantechTM ETF (PZD)

Actual	1,000.00	936.50	0.62	2.99

Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.62	3.12

Invesco DWA Momentum ETF (PDP)

Actual	1,000.00	995.50	0.61	3.03

Hypothetical (5% return before expenses)	1,000.00	1,021.83	0.61	3.07

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Global Listed Private Equity ETF (PSP)

Actual	$1,000.00	$ 812.00	0.60%	$2.70

Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

Invesco Golden Dragon China ETF (PGJ)

Actual	1,000.00	1,057.20	0.70	3.58

Hypothetical (5% return before expenses)	1,000.00	1,021.38	0.70	3.52

Invesco Raymond James SB-1 Equity ETF (RYJ)

Actual	1,000.00	796.30	0.75	3.35

Hypothetical (5% return before expenses)	1,000.00	1,021.13	0.75	3.77

Invesco S&P 500 BuyWrite ETF (PBP)

Actual	1,000.00	830.00	0.49	2.23

Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.49	2.46

Invesco S&P 500® Quality ETF (SPHQ)

Actual	1,000.00	989.30	0.15	0.74

Hypothetical (5% return before expenses)	1,000.00	1,024.12	0.15	0.75

Invesco S&P Spin-Off ETF (CSD)

Actual	1,000.00	738.10	0.58	2.51

Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.58	2.92

Invesco Water Resources ETF (PHO)

Actual	1,000.00	938.50	0.59	2.84

Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59	2.97

Invesco WilderHill Clean Energy ETF (PBW)

Actual	1,000.00	1,111.20	0.70	3.67

Hypothetical (5% return before expenses)	1,000.00	1,021.38	0.70	3.52

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2020:

	Qualified Dividend Income*	Dividends-Received Deduction*	Long Term Capital Gains
Invesco Aerospace & Defense ETF	100%	100%	$-
Invesco CleantechTM ETF	100%	57%	$-
Invesco DWA Momentum ETF	100%	100%	$-
Invesco Global Listed Private Equity ETF	43%	6%	$-
Invesco Golden Dragon China ETF	100%	0%	$-
Invesco Raymond James SB-1 Equity ETF	100%	100%	$-
Invesco S&P 500 BuyWrite ETF	0%	0%	$1,385,787
Invesco S&P 500® Quality ETF	100%	100%	$-
Invesco S&P Spin-Off ETF	100%	99%	$-
Invesco Water Resources ETF	100%	100%	$-
Invesco WilderHill Clean Energy ETF	6%	4%	$-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Source Income	Foreign Taxes Paid
Invesco Global Listed Private Equity ETF	$0.4238	$0.0312

95

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	215	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	215	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

96

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	215	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	215	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	215	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	215	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	215	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	215	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	215	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

101

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	215	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

102

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary President and Principal Executive Officer	Since 2011 Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (May 2020-present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (June 2020-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (June 2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

103

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

104

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy

ETF Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges.

105

Approval of Investment Advisory Contracts (continued)

The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF; Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2022, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco CleantechTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

106

Approval of Investment Advisory Contracts (continued)

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X

107

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF	X	X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are included in the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X

108

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X	X	X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

109

Approval of Investment Advisory Contracts (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Global Listed Private Equity ETF, Invesco S&P Spin-Off ETF, Invesco WilderHill Clean Energy ETF and Invesco Zacks Mid-Cap ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

110

Approval of Investment Advisory Contracts (continued)

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communications Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

111

Approval of Investment Advisory Contracts (continued)

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Communication Services ETF			X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

112

Approval of Investment Advisory Contracts (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including a product that has an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

113

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-4	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2020

PWB	Invesco Dynamic Large Cap Growth ETF

PWV	Invesco Dynamic Large Cap Value ETF

EQWL	Invesco S&P 100 Equal Weight ETF

SPGP	Invesco S&P 500 GARP ETF

SPVM	Invesco S&P 500 Value with Momentum ETF

XMMO	Invesco S&P MidCap Momentum ETF

XMHQ	Invesco S&P MidCap Quality ETF

XMVM	Invesco S&P MidCap Value with Momentum ETF

XSMO	Invesco S&P SmallCap Momentum ETF

XSVM	Invesco S&P SmallCap Value with Momentum ETF

CZA	Invesco Zacks Mid-Cap ETF

CVY	Invesco Zacks Multi-Asset Income ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Although the S&P 500 Index, considered representative of the US stock market, posted modest gains for the second quarter of 2019, US equities experienced increased volatility. After four consecutive months of rising stock prices, markets sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the US Federal Reserve (the “Fed”) cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. Cyclical sectors, where company performance tends to be closely linked to macroeconomic changes in the business cycle, were the hardest hit. At the close of the fiscal year in April, US unemployment numbers continued to climb, with over 30 million Americans seeking unemployment benefits since March 2020.3 In addition, the second gross domestic product estimate for the first quarter of 2020 saw the economy shrink by 5.0%, the sharpest drop since the 2008 financial crisis.2

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis
[3]	Source: The Associated Press

3

PWB	Manager’s Analysis
Invesco Dynamic Large Cap Growth ETF (PWB)

As an index fund, the Invesco Dynamic Large Cap Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Growth IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Ice Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S growth stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange, NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned 0.91%. On a net asset value (“NAV”) basis, the Fund returned 0.92%. During the same time period, the Index returned 1.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 10.84%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 550 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the information technology sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection of companies in the information technology and consumer discretionary sectors.

For the fiscal year ended April 30, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and communication services sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the consumer dictionary and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included NVIDIA Corp., an information technology company (portfolio average weight of 1.47%) and Microsoft Corp., an information technology company (portfolio average weight of 3.33%). Positions that detracted most significantly from the Fund’s return during this period included Coca-Cola Co., a consumer staples company (portfolio average weight of 0.49%) and TransDigm Group Inc., an industrials company (portfolio average weight of 0.16%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	33.82
Health Care	19.17
Consumer Discretionary	13.20
Communication Services	9.67
Industrials	7.61
Consumer Staples	7.59
Financials	4.53
Sector Types Each Less Than 3%	4.41
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Abbott Laboratories	3.84
NVIDIA Corp.	3.82
Microsoft Corp.	3.74
Facebook, Inc., Class A	3.56
Apple, Inc.	3.55
Adobe, Inc.	3.46
Costco Wholesale Corp.	3.42
Alphabet, Inc., Class A	3.39
Visa, Inc., Class A	3.28
NIKE, Inc., Class B	3.26
Total	35.32

*	Excluding money market fund holdings.

4

Invesco Dynamic Large Cap Growth ETF (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Growth IntellidexSM Index	1.50%	13.31%	45.48%	11.60%	73.12%	14.15%	275.57%	9.54%	297.92%
Russell 1000® Growth Index	10.84	15.69	54.83	13.34	87.00	14.41	284.27	10.41	348.75
Fund
NAV Return	0.92	12.65	42.97	10.94	68.06	13.45	253.19	8.84	261.21
Market Price Return	0.91	12.65	42.94	10.97	68.24	13.45	253.33	8.83	260.63

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PWV	Manager’s Analysis
Invesco Dynamic Large Cap Value ETF (PWV)

As an index fund, the Invesco Dynamic Large Cap Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Value IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S. value stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange , NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (7.04)%. On a net asset value (“NAV”) basis, the Fund returned (7.12)%. During the same time period, the Index returned (6.67)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses including trading expenses, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned (11.01)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 710 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the real estate sector during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the energy sector and overweight allocation to and stock selection in the health care sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return followed by the information technology and consumer staples sectors, respectively. The financials sector detracted most significantly from the Fund’s return followed by the industrial and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Amgen Inc., a health care company (portfolio average weight of 2.61%) and Intel Corp., an information technology company (portfolio average weight of 3.50%). Positions that detracted most significantly from the Fund’s return during this period included Wells Fargo & Co., a financials company (portfolio average weight of 2.16%), and Citigroup Inc., a financials company (portfolio average weight of 3.12%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	25.88
Health Care	22.14
Information Technology	15.16
Communication Services	10.25
Utilities	8.44
Industrials	7.28
Consumer Staples	5.14
Sector Types Each Less Than 3%	5.67
Other Assets Less Liabilities	0.04

Top Ten Fund Holdings * (% of the Fund’s Net Assets) as of April 30, 2020
Security
Amgen, Inc.	4.28
Pfizer, Inc.	4.10
Johnson & Johnson	3.93
Intel Corp.	3.91
Cisco Systems, Inc.	3.86
Verizon Communications, Inc.	3.80
Merck & Co., Inc.	3.70
PepsiCo, Inc.	3.53
International Business Machines Corp.	3.44
Comcast Corp., Class A	3.34
Total	37.89

*	Excluding money market fund holdings.

6

Invesco Dynamic Large Cap Value ETF (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Value IntellidexSM Index	(6.67)%	0.87%	2.64%	4.07%	22.06%	9.39%	145.37%	8.37%	238.36%
Russell 1000® Value Index	(11.01)	1.42	4.33	3.90	21.11	8.54	126.97	5.96	140.54
Fund
NAV Return	(7.12)	0.38	1.14	3.50	18.79	8.75	131.27	7.69	207.52
Market Price Return	(7.04)	0.41	1.24	3.54	18.97	8.75	131.40	7.69	207.47

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

EQWL	Manager’s Analysis
Invesco S&P 100 Equal Weight ETF (EQWL)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Top 200 Equal Weight ETF to Invesco S&P 100 Equal Weight ETF (the “Fund”) and the underlying index changed from Russell Top 200® Equal Weight Index (the “Previous Index”) to S&P 100® Equal Weight Index (the “Index”). At that time, the Fund also changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through June 21, 2019, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is an equal-weighted version of the S&P 100® Index. Unlike the S&P 100® Index, which employs a market capitalization weighted methodology, the Index assigns each component security the same weight.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (3.46)%. On a net asset value (“NAV”) basis, the Fund returned (3.34)%. During the same time period, the Blended-S&P 100® Equal Weight Index (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (3.12)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 4.65%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weight methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the

Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the information technology sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and communication services sectors, respectively. The energy sector detracted most significantly from the Fund’s performance followed by financials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included NVIDIA Corp., an information technology company (portfolio average weight of 1.06%) and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 0.98%). Positions that detracted most significantly from the Fund’s return during this period included Occidental Petroleum Corp., an energy company (portfolio average weight of 0.84%) and Boeing Co., an industrial company (portfolio average weight of 0.81%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Health Care	15.54
Financials	15.31
Information Technology	14.19
Industrials	11.82
Consumer Staples	10.42
Consumer Discretionary	9.95
Communication Services	8.02
Energy	6.56
Utilities	3.77
Sector Types Each Less Than 3%	4.38
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
DuPont de Nemours, Inc.	1.21
Occidental Petroleum Corp.	1.20
ConocoPhillips	1.18
Simon Property Group, Inc.	1.17
Capital One Financial Corp.	1.17
Facebook, Inc., Class A	1.12
Emerson Electric Co.	1.11
Schlumberger Ltd.	1.08
PayPal Holdings, Inc.	1.08
Dow, Inc.	1.08
Total	11.40

*	Excluding money market fund holdings.

8

Invesco S&P 100 Equal Weight ETF (EQWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 100® Equal Weight Index	(3.12)%	7.23%	23.29%	8.36%	49.40%	11.35%	193.04%	8.21%	188.13%
Russell 1000® Index	0.09	8.68	28.36	8.74	52.02	11.57	198.76	7.89	176.81
S&P 100® Index	4.65	10.55	35.10	10.25	62.91	11.97	209.75	8.00	180.61
Russell Top 200® Equal Weight Index	(4.62)	6.67	21.38	7.82	45.68	N/A	N/A	N/A	N/A
Fund
NAV Return	(3.34)	6.97	22.38	8.09	47.52	10.95	182.62	7.72	171.17
Market Price Return	(3.46)	6.90	22.15	8.08	47.46	10.94	182.31	7.71	170.66

9

Invesco S&P 100 Equal Weight ETF (EQWL) (continued)

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 100® Equal Weight Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s underlying index from Fund inception June 16, 2011, followed by the performance of the RAFI® Fundamental Large Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Previous Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

-

The Fund has elected to use the S&P 100® Index to represent its broad-based index rather than the Russell 1000® Index because the S&P 100® Index more closely reflects the performance of the types of securities in which the Fund invests.

10

SPGP	Manager’s Analysis
Invesco S&P 500 GARP ETF (SPGP)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Top 200 Pure Growth ETF to Invesco S&P 500 GARP ETF (the “Fund”) and the underlying index changed from Russell Top 200® Pure Growth Index (the “Previous Index”) to S&P 500® GARP Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXLG to SPGP and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through June 21, 2019, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 75 growth stocks in the S&P 500® Index that exhibit quality characteristics and have attractive valuation.

In selecting constituent securities for the Index, the Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the S&P 500® Index. A stock’s growth score is the average of its: (i) three-year earnings per share (“EPS”) growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year sales per share (“SPS”) growth, calculated as a company’s three-year SPS compound annual growth rate. After adjusting for outliers, the stocks are ranked by growth score and the top 150 stocks remain eligible for inclusion in the Index.

The Index Provider then calculates a quality/value composite score for each of the remaining 150 stocks. A stock’s quality/value composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share; and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price. In accordance with the Index methodology, the stocks are ranked by quality/value composite score and the top 75 stocks are included in the Index.

The Underlying Index components are weighted by growth score and no security will have a weight below 0.05% or above 5%. Additionally, each sector will be subject to a maximum weight of 40%.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (5.45)%. On a net asset value (“NAV”) basis, the Fund returned (5.56)%. During the same time period, the Blended-S&P 500® GARP Index (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (5.27)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the communication services sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the consumer discretionary sector.

For the fiscal year ended April 30, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer staples sectors, respectively. The financials sector detracted most significantly from the Fund’s performance followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Micron Technology, Inc., an information technology company (no longer held at fiscal year-end) and Fortinet, Inc., an information technology company (portfolio average weight of 1.84%). Positions that detracted most significantly from the Fund’s return during this period included ViacomCBS Inc., Class B, a communication services company (portfolio average weight of 0.85%) and Ulta Beauty Inc., a consumer discretionary company (portfolio average weight of 1.32%).

11

Invesco S&P 500 GARP ETF (SPGP) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	24.45
Financials	17.01
Industrials	14.96
Consumer Discretionary	14.57
Health Care	11.03
Energy	6.40
Communication Services	4.96
Materials	3.47
Sector Types Each Less Than 3%	3.08
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Arista Networks, Inc.	3.00
Regeneron Pharmaceuticals, Inc.	2.70
Fortinet, Inc.	2.53
E*TRADE Financial Corp.	2.18
Alphabet, Inc., Class A	2.07
Quanta Services, Inc.	1.89
Lam Research Corp.	1.89
Ulta Beauty, Inc.	1.87
Visa, Inc., Class A	1.86
Progressive Corp. (The)	1.83
Total	21.82

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—S&P 500® GARP Index	(5.27)%	11.65%	39.18%	10.19%	62.46%	13.30%	202.77%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	12.14	176.42
Russell 1000® Growth Index	10.84	15.69	54.83	13.34	87.00	14.88	242.31
Russell Top 200® Pure Growth Index	12.24	18.14	64.90	14.42	96.09	N/A	N/A
Fund
NAV Return	(5.56)	11.27	37.76	9.80	59.56	12.88	192.89
Market Price Return	(5.45)	11.29	37.82	9.82	59.77	12.90	193.42

12

SPGP Invesco S&P 500 GARP ETF (SPGP) (continued)

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® GARP Index performance is comprised of the performance of the RAFI® Fundamental Large Growth Index from Fund inception May 22, 2015, followed by the performance of the Previous Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

-

The Fund has elected to use the S&P 500® Index to represent its broad-based index rather than the Russell 1000® Growth Index because the S&P 500® Index more closely reflects the performance of the types of securities in which the Fund invests.

13

SPVM	Manager’s Analysis
Invesco S&P 500 Value with Momentum ETF (SPVM)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Top 200 Pure Value ETF to Invesco S&P 500 Value with Momentum ETF (the “Fund”) and the underlying index changed from Russell Top 200® Pure Value Index (the “Previous Index”) to S&P 500® High Momentum Value Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXLV to SPVM and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through June 21, 2019, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

After ranking the constituent securities by value score, the Index Provider selects the 200 highest-ranking securities and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. After ranking the remaining constituent universe by momentum score, the 100 highest-ranking securities are included in the Index and weighted by value score.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (18.57)%. On a net asset value (“NAV”) basis, the Fund returned (18.74)%. During the same time period, the Blended-S&P 500® High Momentum Value Index (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (18.44)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to and stock selection in the financials sector.

For the fiscal year ended April 30, 2020, the consumer staples sector contributed most significantly to the Fund’s return, followed by the materials and health care sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by industrials and consumer discretionary, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Newmont Corp., a materials company (portfolio average weight of 0.52%) and Target Corp., a consumer discretionary company (portfolio average weight of 1.13%). Positions that detracted most significantly from the Fund’s return during this period included United Airlines Holdings, Inc., an industrials company (portfolio average weight of 1.17%) and Delta Air Lines, Inc., an industrials company (portfolio average weight of 1.05%).

14

Invesco S&P 500 Value with Momentum ETF (SPVM) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	32.55
Consumer Discretionary	14.21
Industrials	13.15
Utilities	11.74
Information Technology	7.38
Communication Services	5.71
Energy	4.69
Consumer Staples	4.13
Sector Types Each Less Than 3%	6.34
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Newmont Corp.	2.04
MetLife, Inc.	2.01
General Motors Co.	1.89
Prudential Financial, Inc.	1.80
Quanta Services, Inc.	1.74
Whirlpool Corp.	1.72
Lennar Corp., Class A	1.69
Micron Technology, Inc.	1.63
Allstate Corp. (The)	1.46
Valero Energy Corp.	1.45
Total	17.43

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—S&P 500® High Momentum Value Index	(18.44)%	(0.95)%	(2.82)%	3.69%	19.85%	8.44%	105.19%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	12.14	176.42
Russell 1000® Value Index	(11.01)	1.42	4.33	3.90	21.11	8.77	110.79
Russell Top 200® Pure Value Index	(15.06)	0.40	1.21	4.37	23.86	N/A	N/A
Fund
NAV Return	(18.74)	(1.33)	(3.94)	3.30	17.63	8.03	98.43
Market Price Return	(18.57)	(1.29)	(3.82)	3.34	17.87	8.07	99.11

15

Invesco S&P 500 Value with Momentum ETF (SPVM) (continued)

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® High Momentum Value Index performance is comprised of the performance of the RAFI® Fundamental Large Value Index from Fund inception May 22, 2015, followed by the performance of the Previous Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

-

The Fund has elected to use the S&P 500® Index to represent its broad-based index rather than the Russell 1000® Value Index because the S&P 500® Index more closely reflects the performance of the types of securities in which the Fund invests.

16

XMMO	Manager’s Analysis
Invesco S&P MidCap Momentum ETF (XMMO)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Midcap Pure Growth ETF to Invesco S&P MidCap Momentum ETF (the “Fund”) and the underlying index changed from Russell Midcap® Pure Growth Index (the “Previous Index”) to S&P MidCap 400® Momentum Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXMG to XMMO and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through June 21, 2019, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P MidCap 400® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 80 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (7.32)%. On a net asset value (“NAV”) basis, the Fund returned (7.45)%. During the same time period, the Blended-S&P MidCap 400® Momentum Index (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (7.12)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned (14.94)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the industrials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to and stock selection in the health care sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the communication services and materials sectors, respectively. The real estate sector detracted most significantly from the Fund’s performance, followed by consumer discretionary and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Cable One, Inc., a communications services company (portfolio average weight of 2.12%) and Masimo Corp., a health care company (portfolio average weight of 1.99%). Positions that detracted most significantly from the Fund’s return during this period included National Retail Properties, Inc., a real estate company (no longer held at fiscal year-end) and Woodward, Inc., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Information Technology	19.68
Health Care	18.63
Industrials	18.08
Consumer Discretionary	13.84
Real Estate	11.5
Financials	7.33
Communication Services	4.08
Utilities	3.31
Sector Types Each Less Than 3%	3.52
Money Market Funds Plus Other Assets Less Liabilities	0.03

17

Invesco S&P MidCap Momentum ETF (XMMO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Tyler Technologies, Inc.	4.41
West Pharmaceutical Services, Inc.	4.35
Teledyne Technologies, Inc.	3.67
Cable One, Inc.	3.39
Brown & Brown, Inc.	2.96
Fair Isaac Corp.	2.85
Domino’s Pizza, Inc.	2.84
Teradyne, Inc.	2.37
Pool Corp.	2.17
Generac Holdings, Inc.	2.15
Total	31.16

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Momentum Index	(7.12)%	16.71%	58.96%	11.95%	75.87%	12.16%	215.03%	9.91%	319.06%
S&P MidCap 400® Index	(14.94)	(0.03)	(0.10)	3.58	19.20	8.86	133.72	7.70	207.78
Russell Midcap® Growth Index	0.23	11.28	37.80	8.88	53.02	12.19	215.79	9.45	292.99
Russell Midcap® Pure Growth Index	11.06	23.87	90.08	16.02	110.17	N/A	N/A	N/A	N/A
Fund
NAV Return	(7.45)	16.30	57.30	11.57	72.88	11.70	202.45	9.35	287.73
Market Price Return	(7.32)	16.37	57.60	11.61	73.20	11.73	203.17	9.36	287.94

18

Invesco S&P MidCap Momentum ETF (XMMO) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Momentum Index is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Previous Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

-

The Fund has elected to use the S&P MidCap 400® Index to represent its broad-based index rather than the Russell MidCap® Growth Index because the S&P MidCap 400® Index more closely reflects the performance of the types of securities in which the Fund invests.

19

XMHQ	Manager’s Analysis
Invesco S&P MidCap Quality ETF (XMHQ)

Effective after the close of markets on June 21, 2020, the Fund’s name changed from Invesco Russell Midcap Equal Weight ETF to Invesco S&P MidCap Quality ETF (the “Fund”) and the underlying index changed from Russell Midcap® Equal Weight Index (the “Previous Index”) to S&P MidCap 400® Quality Index (the “Index”). At that time, the Fund also changed its ticker symbol from EQWM to XMHQ and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through June 21, 2019, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) first calculates the quality score of each security in the S&P MidCap 400® Index (the “Parent Index”). Each component stock’s quality score is based on a composite of the following three equally-weighted factors: (1) return-on-equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). Based on this criteria, the Index Provider selects the 80 stocks from the Parent Index with the highest quality score for inclusion in the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (5.15)%. On a net asset value (“NAV”) basis, the Fund returned (5.52)%. During the same time period, the Blended-S&P MidCap 400® Quality Index (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (5.34)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned (14.94)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that selects stocks based primarily upon quality scores as computed by the Index Provider, whereas the Benchmark Index selects and weighs stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the real estate sector during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the information technology sector, as well as the Fund’s security selection in the industrials sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and materials sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Teradyne, Inc., an information technology company (portfolio average weight of 3.08%) and West Pharmaceutical Services, Inc., a health care company (portfolio average weight of 1.04%). Positions that detracted most significantly from the Fund’s return during this period included Reinsurance Group of America, Inc., a financials company (portfolio average weight of 2.00%) and Acuity Brands, Inc., an industrials company (portfolio average weight of 0.42%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Industrials	27.08
Information Technology	20.44
Financials	18.02
Health Care	15.81
Consumer Discretionary	9.88
Materials	4.73
Sector Types Each Less Than 3%	4.04
Money Market Funds Plus Other Assets Less Liabilities	0.00

20

Invesco S&P MidCap Quality ETF (XMHQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Molina Healthcare, Inc.	3.82
Teradyne, Inc.	3.76
FactSet Research Systems, Inc.	3.57
West Pharmaceutical Services, Inc.	3.54
Teledyne Technologies, Inc.	2.93
Masimo Corp.	2.77
Fair Isaac Corp.	2.66
Ciena Corp.	2.29
Cognex Corp.	2.24
Pool Corp.	2.21
Total	29.79

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Quality Index	(5.34)%	4.25%	13.29%	4.91%	27.06%	9.24%	141.95%	6.45%	131.28%
Russell Midcap® Index	(10.00)	3.46	10.75	4.81	26.48	9.83	155.41	7.09	150.67
S&P MidCap 400® Index	(14.94)	(0.03)	(0.10)	3.58	19.20	8.86	133.72	7.08	150.21
Russell Midcap® Equal Weight Index	(13.48)	1.17	3.55	2.98	15.82	N/A	N/A	N/A	N/A
Fund
NAV Return	(5.52)	4.03	12.59	4.69	25.76	8.87	133.89	5.99	118.24
Market Price Return	(5.15)	4.16	13.00	4.76	26.19	8.91	134.84	6.02	119.12

21

Invesco S&P MidCap Quality ETF (XMHQ) (continued)

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.61% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Quality Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s underlying index from Fund inception June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Previous Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

-

The Fund has elected to use the S&P MidCap 400® Index to represent its broad-based index rather than the Russell MidCap® Index because the S&P MidCap 400® Index more closely reflects the performance of the types of securities in which the Fund invests.

22

XMVM	Manager’s Analysis
Invesco S&P MidCap Value with Momentum ETF (XMVM)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Midcap Pure Value ETF to Invesco S&P MidCap Value with Momentum ETF (the “Fund”) and the underlying index changed from Russell Midcap® Pure Value Index (the “Previous Index”) to S&P MidCap 400® High Momentum Value Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXMV to XMVM and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through June 21, 2019, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 80 stocks in the S&P MidCap 400® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by averaging each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 160 securities with the highest-ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 160 remaining securities by momentum score and selects the 80 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (18.34)%. On a net asset value (“NAV”) basis, the Fund returned (18.59)%. During the same time period, the

Blended-S&P MidCap 400® High Momentum Value Index (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (18.47)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset due to income received from the securities lending program in which the Fund participates.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned (14.94)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to the financials sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the utilities and information technology sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Tech Data Corp., an information technology company (portfolio average weight of 2.01%) and Tenet Healthcare Corp., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Chesapeake Energy Corp., an energy company (no longer held at fiscal year-end) and Dillard’s, Inc., Class A, a consumer discretionary company (portfolio average weight of 1.17%).

23

Invesco S&P MidCap Value with Momentum ETF (XMVM) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	34.28
Industrials	19.92
Consumer Discretionary	14.86
Information Technology	11.71
Materials	4.26
Health Care	3.74
Utilities	3.25
Sector Types Each Less Than 3%	7.98
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Genworth Financial, Inc., Class A	2.74
Tech Data Corp.	2.66
BJ’s Wholesale Club Holdings, Inc.	2.10
AutoNation, Inc.	2.10
Avnet, Inc.	2.01
Molina Healthcare, Inc.	2.01
ManpowerGroup, Inc.	1.91
Legg Mason, Inc.	1.83
Exelixis, Inc.	1.73
Dana, Inc.	1.73
Total	20.82

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® High Momentum Value Index	(18.47)%	(3.35)%	(9.73)%	1.44%	7.41%	7.83%	112.49%	6.08%	144.62%
S&P MidCap 400® Index	(14.94)	(0.03)	(0.10)	3.58	19.20	8.86	133.72	7.70	207.78
Russell Midcap® Value Index	(16.74)	(2.02)	(5.94)	1.99	10.35	8.09	117.79	6.76	169.59
Russell Midcap® Pure Value Index	(22.45)	(4.95)	(14.13)	0.20	0.99	N/A	N/A	N/A	N/A
Fund
NAV Return	(18.59)	(3.65)	(10.56)	1.12	5.71	7.41	104.37	5.52	125.80
Market Price Return	(18.34)	(3.58)	(10.35)	1.18	6.04	7.44	105.00	5.53	126.07

24

Invesco S&P MidCap Value with Momentum ETF (XMVM) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.48% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® High Momentum Value Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Previous Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

-

The Fund has elected to use the S&P MidCap 400® Index to represent its broad-based index rather than the Russell MidCap® Value Index because the S&P MidCap 400® Index more closely reflects the performance of the types of securities in which the Fund invests.

25

XSMO	Manager’s Analysis
Invesco S&P SmallCap Momentum ETF (XSMO)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell 2000 Pure Growth ETF to Invesco S&P SmallCap Momentum ETF (the “Fund”) and the underlying index changed from Russell 2000® Pure Growth Index (the “Previous Index”) to S&P SmallCap 600® Momentum Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXSG to XSMO and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through June 21, 2019, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 120 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (11.53)%. On a net asset value (“NAV”) basis, the Fund returned (11.70)%. During the same time period, the Blended-S&P SmallCap 600® Momentum Index (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (11.38)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (19.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financials sector during the fiscal year ended April 30, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the industrials sectors.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the communication services and utilities sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Arrowhead Pharmaceuticals, Inc., a health care company (no longer held at fiscal year-end) and Wingstop, Inc., a consumer discretionary company (portfolio average weight of 1.68%). Positions that detracted most significantly from the Fund’s return during this period included Invesco Mortgage Capital Inc., a financials company (portfolio average weight of 0.50%) and Redwood Trust, Inc., a financials company (portfolio average weight of 0.58%).

26

Invesco S&P SmallCap Momentum ETF (XSMO) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Industrials	20.35
Consumer Discretionary	19.97
Real Estate	14.73
Health Care	13.20
Information Technology	12.69
Financials	7.80
Communication Services	4.45
Utilities	3.96
Sector Types Each Less Than 3%	2.83
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Cogent Communications Holdings, Inc.	3.15
Momenta Pharmaceuticals, Inc.	2.86
TopBuild Corp.	2.86
Exponent, Inc.	2.48
eHealth, Inc.	2.07
Simpson Manufacturing Co., Inc.	2.05
Kinsale Capital Group, Inc.	2.02
Avista Corp.	2.01
Wingstop, Inc.	1.85
AMN Healthcare Services, Inc.	1.80
Total	23.15
*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® Momentum Index	(11.38)%	5.29%	16.74%	5.92%	33.33%	9.66%	151.51%	6.11%	145.60%
Russell 2000® Growth Index	(9.22)	4.21	13.17	5.19	28.79	9.96	158.35	7.78	211.46
S&P SmallCap 600® Index	(19.60)	(1.79)	(5.27)	3.37	18.01	8.74	131.22	7.05	180.71
Russell 2000® Pure Growth Index	(8.61)	6.38	20.39	6.57	37.48	N/A	N/A	N/A	N/A
Fund
NAV Return	(11.70)	5.21	16.46	5.80	32.57	9.34	144.22	5.65	129.91
Market Price Return	(11.53)	5.31	16.79	5.86	32.95	9.38	145.17	5.65	130.02

27

Invesco S&P SmallCap Momentum ETF (XSMO) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.42% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® Momentum Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Previous Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

-

The Fund has elected to use the S&P SmallCap 600® Index to represent its broad-based index rather than the Russell 2000® Growth Index because the S&P SmallCap 600® Index more closely reflects the performance of the types of securities in which the Fund invests.

28

XSVM	Manager’s Analysis
Invesco S&P SmallCap Value with Momentum ETF (XSVM)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell 2000 Pure Value ETF to Invesco S&P SmallCap Value with Momentum ETF (the “Fund”) and the underlying index changed from Russell 2000® Pure Value Index (the “Previous Index”) to S&P SmallCap 600® High Momentum Value Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXSV to XSVM and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through June 21, 2019, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 120 stocks in the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its issuer’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by averaging each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 240 securities with the highest-ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 240 securities by momentum score and selects the 120 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (22.51)%. On a net asset value (“NAV”) basis, the Fund returned (22.43)%. During the same time period, the

Blended-S&P SmallCap 600® High Momentum Value Index (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (22.13)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (19.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the health care sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the financials sector.

For the fiscal year ended April 30, 2020, the consumer staples sector contributed most significantly to the Fund’s return, followed by the information technology and utilities sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included SpartanNash Co., a consumer staples company (portfolio average weight 1.78%) and Vitamin Shoppe, Inc., a consumer staples company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Redwood Trust, Inc., a financials company (portfolio average weight 0.68%) and Invesco Mortgage Capital Inc., a consumer staples company (portfolio average weight of 0.25%).

29

Invesco S&P SmallCap Value with Momentum ETF (XSVM) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	26.05
Consumer Discretionary	22.70
Industrials	17.69
Information Technology	10.16
Consumer Staples	7.44
Materials	5.22
Real Estate	4.48
Energy	3.00
Sector Types Each Less Than 3%	3.27
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
SpartanNash Co.	3.35
Office Depot, Inc.	2.76
Kelly Services, Inc., Class A	1.69
FGL Holdings	1.53
Seneca Foods Corp., Class A	1.51
Anixter International, Inc.	1.38
Sonic Automotive, Inc., Class A	1.34
Lannett Co., Inc.	1.32
Central Garden & Pet Co., Class A	1.31
Sanmina Corp.	1.28
Total	17.47

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® High Momentum Value Index	(22.13)%	(5.46)%	(15.49)%	0.28%	1.40%	6.93%	95.51%	5.05%	111.09%
Russell 2000® Value Index	(23.84)	(6.06)	(17.09)	0.30	1.53	5.30	67.61	4.65	99.26
S&P SmallCap 600® Index	(19.60)	(1.79)	(5.27)	3.37	18.01	8.74	131.22	7.05	180.71
Russell 2000® Pure Value Index	(29.03)	(8.33)	(22.97)	(1.86)	(8.97)	N/A	N/A	N/A	N/A
Fund
NAV Return	(22.43)	(5.73)	(16.24)	0.01	0.04	6.59	89.24	4.55	96.18
Market Price Return	(22.51)	(5.77)	(16.32)	(0.02)	(0.10)	6.59	89.25	4.53	95.70

30

Invesco S&P SmallCap Value with Momentum ETF (XSVM) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.44% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® High Momentum Value Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Previous Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

-

The Fund has elected to use the S&P SmallCap 600® Index to represent its broad-based index rather than the Russell 2000® Value Index because the S&P SmallCap 600® Index more closely reflects the performance of the types of securities in which the Fund invests.

31

CZA	Manager’s Analysis
Invesco Zacks Mid-Cap ETF (CZA)

As an index fund, the Invesco Zacks Mid-Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Mid-Cap Core Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of 100 securities that the Index Provider selects from a universe of mid-capitalization securities including common stocks, master limited partnerships (“MLPs”), ADRs, real estate investment trusts (“REITS”) and business development companies (“BDCs”). The depositary receipts included in the Index may be sponsored or unsponsored. The Index Provider seeks to identify companies with potentially superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including their high long-term earnings growth rate, price earnings ratio and short interest.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (17.46)%. On a net asset value (“NAV”) basis, the Fund returned (17.51)%. During the same time period, the Index returned (16.94)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned (10.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the financials sector, along with its underweight allocation to and security selection in the information technology sector.

For the fiscal year ended April 30, 2020, the consumer discretionary sector was the only sector that contributed to the Fund’s return. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Yum! Brands, Inc., a consumer discretionary company (portfolio average weight of 0.15%) and Zimmer Biomet Holdings, Inc., a health care company (portfolio average weight of 0.16%). Positions that detracted most significantly from the Fund’s return during this period included Ventas, Inc., a real estate company (no longer held at fiscal year-end) and Boston Properties, Inc., a real estate company (portfolio average weight of 0.89%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	17.84
Industrials	17.07
Information Technology	11.63
Materials	10.50
Consumer Discretionary	10.27
Health Care	9.68
Real Estate	9.63
Utilities	9.21
Sector Types Each Less Than 3%	4.07
Money Market Funds Plus Other Assets Less Liabilities	0.10

32

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
State Street Corp.	2.21
Zimmer Biomet Holdings, Inc.	2.20
PACCAR, Inc.	2.17
Yum! Brands, Inc.	2.08
KLA Corp.	2.05
Xilinx, Inc.	2.04
Ball Corp.	1.96
Dollar Tree, Inc.	1.92
Corteva, Inc.	1.92
Trane Technologies PLC	1.90
Total	20.45

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Mid-Cap Core Index	(16.94)%	1.14%	3.46%	4.66%	25.60%	10.21%	164.45%	8.38%	186.55%
Russell Midcap® Index	(10.00)	3.46	10.75	4.81	26.48	9.83	155.41	6.87	138.34
Fund
NAV Return	(17.51)	0.43	1.31	3.99	21.63	9.43	146.25	7.56	159.23
Market Price Return	(17.46)	0.45	1.34	4.04	21.89	9.47	147.05	7.57	159.67

33

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Guggenheim Mid-Cap Core ETF (Predecessor Fund) Inception: April 2, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.76%, including acquired fund fees and expenses of 0.06%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

34

CVY	Manager’s Analysis
Invesco Zacks Multi-Asset Income ETF (CVY)

As an index fund, the Invesco Zacks Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Multi-Asset Income Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities that comprise the Index, as well as American Depositary Receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of securities that the Index Provider selects from a universe of domestic and international companies listed on major U.S. exchanges. The Index Provider seeks to identify companies with potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and risk adjusted return. The securities comprising the Index include stocks of large, medium and small-sized companies and may include U.S. listed common stocks paying dividends, ADRs, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2020, on a market price basis, the Fund returned (25.91)%. On a net asset value (“NAV”) basis, the Fund returned (25.93)%. During the same time period, the Index returned (25.51)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the financials sector, along with its overweight allocation to and security selection in the energy sector.

For the fiscal year ended April 30, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the utilities sector. The financials sector detracted most significantly from the Fund’s return, followed by the energy and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2020, included Cabot Oil & Gas Corp., an energy company (portfolio average weight of 0.29%) and HollyFrontier Corp., an energy company (portfolio average weight of 0.66%). Positions that detracted most significantly from the Fund’s return during this period included Delta Air Lines, Inc., an industrials company (portfolio average weight of 0.38%) and NexPoint Strategic Opportunities Fund, a financials company, (portfolio average weight of 0.82%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2020
Financials	40.09
Energy	15.56
Closed-End Funds	10.04
Real Estate	8.58
Industrials	6.53
Materials	4.96
Consumer Discretionary	4.65
Information Technology	3.45
Sector Types Each Less Than 3%	5.86
Money Market Funds Plus Other Assets Less Liabilities	0.28

35

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2020
Security
Cabot Oil & Gas Corp.	1.98
SVB Financial Group, Series A, Pfd., 5.25%,	1.41
Capital One Financial Corp., Series I, Pfd., 5.00%,	1.36
Cummins, Inc.	1.36
Wells Fargo & Co., Class A, Series L, Conv. Pfd., 7.50%,	1.34
American Equity Investment Life Holding Co., Series A, Pfd., 5.95%,	1.32
Dominion Energy, Inc., Series A, Conv. Pfd., 7.25%, 06/01/2022	1.30
CVS Health Corp.	1.28
Nucor Corp.	1.22
First Trust Intermediate Duration Preferred & Income Fund	1.21
Total	13.78

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Multi-Asset Income Index	(25.51)%	(4.45)%	(12.75)%	(2.16)%	(10.34)%	3.86%	45.98%	2.72%	44.01%
S&P 500® Index	0.86	9.04	29.66	9.12	54.74	11.69	202.21	8.25	194.13
Fund
NAV Return	(25.93)	(5.06)	(14.42)	(2.78)	(13.14)	3.12	35.92	1.91	29.41
Market Price Return	(25.91)	(5.07)	(14.44)	(2.71)	(12.84)	3.11	35.78	1.92	29.52

36

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Guggenheim Multi-Asset Income ETF (Predecessor Fund) Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.97%, including acquired fund fees and expenses of 0.26%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. Seeinvesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

37

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

38

Invesco Dynamic Large Cap Growth ETF (PWB)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-9.67%
Alphabet, Inc., Class A(b)	15,440	$20,793,048
Charter Communications, Inc., Class A(b)	17,063	8,450,109
Facebook, Inc., Class A(b)	106,915	21,886,570
Liberty Broadband Corp., Class C(b)	67,139	8,236,613

		59,366,340

Consumer Discretionary-13.20%
AutoZone, Inc.(b)	8,665	8,841,073
Booking Holdings, Inc.(b)	5,218	7,725,614
Dollar General Corp.	55,060	9,652,018
lululemon athletica, inc.(b)	39,315	8,786,116
McDonald’s Corp.	100,937	18,931,744
NIKE,Inc.,Class B	229,131	19,975,640
Ross Stores, Inc.	77,883	7,115,391

		81,027,596

Consumer Staples-7.59%
Brown-Forman Corp., Class B	139,475	8,675,345
Coca-Cola Co. (The)	369,360	16,949,930
Costco Wholesale Corp.	69,213	20,971,539

		46,596,814

Financials-4.53%
Moody’s Corp.	35,723	8,712,840
MSCI, Inc.	29,313	9,585,351
S&P Global, Inc.	32,447	9,503,077

		27,801,268

Health Care-19.17%
Abbott Laboratories	256,182	23,591,800
Baxter International, Inc.	102,992	9,143,630
Boston Scientific Corp.(b)	229,892	8,616,352
DexCom, Inc.(b)	30,825	10,332,540
Edwards Lifesciences Corp.(b)	40,734	8,859,645
Eli Lilly and Co.	67,184	10,389,334
Humana, Inc.	27,569	10,526,396
ResMed, Inc.	53,312	8,280,420
Thermo Fisher Scientific, Inc.	29,216	9,778,011
Vertex Pharmaceuticals, Inc.(b)	38,872	9,764,646
Zoetis, Inc.	65,087	8,416,400

		117,699,174

Industrials-7.61%
Cintas Corp.	32,338	7,173,539

	Shares	Value
Industrials-(continued)
IHS Markit Ltd.	121,681	$8,189,131
L3Harris Technologies, Inc.	43,169	8,361,835
Northrop Grumman Corp.	26,288	8,692,653
TransDigm Group, Inc.	15,869	5,761,717
Verisk Analytics, Inc.	55,683	8,510,033

		46,688,908

Information Technology-33.82%
Accenture PLC, Class A	46,532	8,617,261
Adobe, Inc.(b)	60,107	21,256,239
Apple, Inc.	74,167	21,790,265
Applied Materials, Inc.	152,946	7,598,357
Automatic Data Processing, Inc.	55,348	8,118,998
Fiserv, Inc.(b)	80,316	8,277,367
Mastercard, Inc., Class A	70,983	19,518,195
Microsoft Corp.	128,242	22,982,249
Motorola Solutions, Inc.	51,636	7,425,773
NVIDIA Corp.	80,308	23,472,422
QUALCOMM, Inc.	114,268	8,989,464
salesforce.com, inc.(b)	117,847	19,085,322
Visa, Inc., Class A	112,687	20,139,421
Zoom Video Communications, Inc., Class A(b)	76,474	10,336,991
		207,608,324

Materials-1.42%
Air Products and Chemicals, Inc.	38,726	8,735,811

Utilities-2.99%
NextEra Energy, Inc.	79,283	18,323,887

Total Common Stocks & Other Equity Interests (Cost $567,287,682)		613,848,122

Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $174,720)	174,720	174,720

TOTAL INVESTMENTS IN SECURITIES-100.03% (Cost $567,462,402)		614,022,842
OTHER ASSETS LESS LIABILITIES-(0.03)%		(169,610)

NET ASSETS-100.00%		$613,853,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Dynamic Large Cap Growth ETF (PWB)–(continued)

April 30, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$9,802,177	$(9,627,457)	$-	$-	$174,720	$4,054
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	22,915,875	(22,915,875)	-	-	-	2,198
Invesco Liquid Assets Portfolio, Institutional Class*	-	6,356,647	(6,355,506)	-	(1,141)	-	1,146

Total	$-	$39,074,699	$(38,898,838)	$-	$(1,141)	$174,720	$7,398

*	At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dynamic Large Cap Value ETF (PWV)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-10.25%
AT&T, Inc.	691,960	$21,084,021
Comcast Corp., Class A	602,236	22,662,141
Verizon Communications, Inc.	448,942	25,791,718

		69,537,880

Consumer Discretionary-2.91%
eBay, Inc.	301,690	12,016,313
Ford Motor Co.	1,516,779	7,720,405

		19,736,718

Consumer Staples-5.14%
Kimberly-Clark Corp.	78,884	10,923,856
PepsiCo, Inc.	181,298	23,983,913

		34,907,769

Energy-1.49%
Valero Energy Corp.	159,711	10,117,692

Financials-25.88%
Aflac, Inc.	238,113	8,867,328
Allstate Corp. (The)	96,184	9,783,837
Bank of America Corp.	848,967	20,417,656
Blackstone Group, Inc. (The), Class A	198,386	10,363,685
Capital One Financial Corp.	118,552	7,677,428
Charles Schwab Corp. (The)	252,238	9,514,417
Citigroup, Inc.	382,731	18,585,417
Goldman Sachs Group, Inc. (The)	51,506	9,447,231
JPMorgan Chase & Co.	203,770	19,513,015
MetLife, Inc.	240,867	8,690,481
Morgan Stanley	232,818	9,180,014
PNC Financial Services Group, Inc. (The)	80,931	8,632,910
Prudential Financial, Inc.	136,397	8,507,081
State Street Corp.	152,353	9,604,333
Wells Fargo & Co.	580,829	16,873,082

		175,657,915

Health Care-22.14%
Allergan PLC	55,800	10,453,572
Amgen, Inc.	121,453	29,053,987
Biogen, Inc.(b)	34,111	10,125,168
CVS Health Corp.	178,169	10,966,302

	Shares	Value
Health Care-(continued)
Johnson & Johnson	177,664	$26,656,706
McKesson Corp.	71,572	10,109,545
Merck & Co., Inc.	316,597	25,118,806
Pfizer, Inc.	724,852	27,805,323

		150,289,409

Industrials-7.28%
Delta Air Lines, Inc.	219,397	5,684,576
Eaton Corp. PLC	113,394	9,468,399
FedEx Corp.	76,202	9,660,128
Honeywell International, Inc.	66,262	9,402,578
Johnson Controls International PLC	278,938	8,119,885
Southwest Airlines Co.	226,733	7,085,406

		49,420,972

Information Technology-15.16%
Cisco Systems, Inc.	617,381	26,164,607
HP, Inc.	483,191	7,494,292
Intel Corp.	442,766	26,557,105
International Business Machines Corp.	185,739	23,321,389
Micron Technology, Inc.(b)	209,013	10,009,632
TE Connectivity Ltd.	127,066	9,334,268

		102,881,293

Materials-1.27%
LyondellBasell Industries N.V., Class A	149,087	8,639,591

Utilities-8.44%
Dominion Energy, Inc.	130,067	10,032,068
Entergy Corp.	87,514	8,358,462
Eversource Energy	118,080	9,529,056
FirstEnergy Corp.	228,683	9,437,747
Southern Co. (The)	168,129	9,537,958
Xcel Energy, Inc.	162,999	10,360,217

		57,255,508

TOTAL INVESTMENTS IN SECURITIES-99.96% (Cost $755,738,714)		678,444,747
OTHER ASSETS LESS LIABILITIES-0.04%		264,100

NET ASSETS-100.00%		$678,708,847

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class*	$1,227,488	$38,696,811	$(39,924,299)	$-	$-	$-	$13,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Dynamic Large Cap Value ETF (PWV)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	$-	$23,918,619	$(23,918,619)	$-	$-	$-	$4,655
Invesco Liquid Assets Portfolio, Institutional Class*	-	6,837,044	(6,835,086)	-	(1,958)	-	1,554

Total	$1,227,488	$69,452,474	$(70,678,004)	$-	$(1,958)	$-	$19,499

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 100 Equal Weight ETF (EQWL)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-8.02%
Alphabet, Inc., Class A(b)	206	$277,420
Alphabet, Inc., Class C(b)	206	277,824
AT&T, Inc.	16,908	515,187
Charter Communications, Inc., Class A(b)	1,057	523,458
Comcast Corp., Class A	13,867	521,815
Facebook, Inc., Class A(b)	2,946	603,075
Netflix, Inc.(b)	1,248	523,973
Verizon Communications, Inc.	9,033	518,946
Walt Disney Co. (The)	4,952	535,559

		4,297,257

Consumer Discretionary-9.95%
Amazon.com, Inc.(b)	222	549,228
Booking Holdings, Inc.(b)	359	531,525
Ford Motor Co.	103,133	524,947
General Motors Co.	23,489	523,570
Home Depot, Inc. (The)	2,521	554,191
Lowe’s Cos., Inc.	5,438	569,631
McDonald’s Corp.	2,837	532,108
NIKE, Inc., Class B	5,873	512,008
Starbucks Corp.	6,849	525,524
Target Corp.	4,656	510,949

		5,333,681

Consumer Staples-10.42%
Altria Group, Inc.	12,926	507,346
Coca-Cola Co. (The)	10,987	504,193
Colgate-Palmolive Co.	7,192	505,382
Costco Wholesale Corp.	1,661	503,283
Kraft Heinz Co. (The)	18,003	546,031
Mondelez International, Inc., Class A	9,874	507,919
PepsiCo, Inc.	3,839	507,861
Philip Morris International, Inc.	6,773	505,266
Procter & Gamble Co. (The)	4,235	499,179
Walgreens Boots Alliance, Inc.	11,866	513,679
Walmart, Inc.	3,997	485,835

		5,585,974

Energy-6.56%
Chevron Corp.	6,058	557,336
ConocoPhillips	14,976	630,490
Exxon Mobil Corp.	12,218	567,770
Kinder Morgan, Inc.	35,273	537,208
Occidental Petroleum Corp.(c)	38,741	643,101
Schlumberger Ltd.	34,558	581,265

		3,517,170

Financials-15.31%
Allstate Corp. (The)	5,033	511,957
American Express Co.	6,042	551,333
American International Group, Inc.	21,553	548,093
Bank of America Corp.	22,682	545,502
Bank of New York Mellon Corp. (The)	14,123	530,177
Berkshire Hathaway, Inc., Class B(b)	2,762	517,488
BlackRock, Inc.	1,107	555,758
Capital One Financial Corp.	9,666	625,970
Citigroup, Inc.	11,618	564,170
Goldman Sachs Group, Inc. (The)	2,878	527,883

	Shares	Value
Financials-(continued)
JPMorgan Chase & Co.	5,548	$531,277
MetLife, Inc.	15,972	576,270
Morgan Stanley	13,508	532,620
U.S. Bancorp	15,061	549,727
Wells Fargo & Co.	18,606	540,504

		8,208,729

Health Care-15.54%
Abbott Laboratories	5,500	506,495
AbbVie, Inc.	6,328	520,162
Allergan PLC	2,824	529,048
Amgen, Inc.	2,247	537,527
Biogen, Inc.(b)	1,542	457,712
Bristol-Myers Squibb Co.	8,714	529,898
CVS Health Corp.	8,334	512,958
Danaher Corp.	3,373	551,351
Eli Lilly and Co.	3,357	519,126
Gilead Sciences, Inc.	6,287	528,108
Johnson & Johnson	3,473	521,089
Medtronic PLC	5,110	498,889
Merck & Co., Inc.	6,327	501,984
Pfizer, Inc.	14,306	548,778
Thermo Fisher Scientific, Inc.	1,592	532,811
UnitedHealth Group, Inc.	1,817	531,418

		8,327,354

Industrials-11.82%
3M Co.	3,605	547,672
Boeing Co. (The)	3,429	483,558
Caterpillar, Inc.	4,540	528,365
Emerson Electric Co.	10,448	595,849
FedEx Corp.	4,229	536,110
General Dynamics Corp.	3,821	499,099
General Electric Co.	77,199	524,953
Honeywell International, Inc.	3,818	541,774
Lockheed Martin Corp.	1,315	511,614
Raytheon Technologies Corp.	7,992	517,962
Union Pacific Corp.	3,523	562,940
United Parcel Service, Inc., Class B	5,139	486,458

		6,336,354

Information Technology-14.19%
Accenture PLC, Class A	3,016	558,533
Adobe, Inc.(b)	1,535	542,837
Apple, Inc.	1,867	548,525
Cisco Systems, Inc.	12,430	526,783
Intel Corp.	8,748	524,705
International Business Machines Corp.	4,396	551,962
Mastercard, Inc., Class A	2,031	558,464
Microsoft Corp.	2,957	529,924
NVIDIA Corp.	1,806	527,858
Oracle Corp.	9,668	512,114
PayPal Holdings, Inc.(b)	4,721	580,683
QUALCOMM, Inc.	6,932	545,340
Texas Instruments, Inc.	4,650	539,726
Visa, Inc., Class A	3,115	556,713

		7,604,167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 100 Equal Weight ETF (EQWL)–(continued)

April 30, 2020

	Shares	Value
Materials-2.29%
Dow, Inc.	15,800	$579,702
DuPont de Nemours, Inc.	13,765	647,230

		1,226,932

Real Estate-2.09%
American Tower Corp.	2,078	494,564
Simon Property Group, Inc.	9,409	628,239

		1,122,803

Utilities-3.77%
Duke Energy Corp.	5,861	496,192
Exelon Corp.	13,737	509,368
NextEra Energy, Inc.	2,144	495,522
Southern Co. (The)	9,188	521,235

		2,022,317

Total Common Stocks & Other Equity Interests (Cost $55,280,367)		53,582,738

Money Market Funds-0.14%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $75,061)	75,061	75,061

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $55,355,428)		53,657,799

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.02%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $12,523)	12,523	$12,523

TOTAL INVESTMENTS IN SECURITIES-100.12% (Cost $55,367,951)		53,670,322
OTHER ASSETS LESS LIABILITIES-(0.12)%		(66,537)

NET ASSETS-100.00%		$53,603,785

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$83,718	$3,885,326	$(3,893,983)	$-	$-	$75,061	$1,728
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	144,018	1,771,451	(1,915,469)	-	-	-	601
Invesco Liquid Assets Portfolio, Institutional Class*	48,006	417,482	(465,516)	-	28	-	220
Invesco Private Government Fund	-	399,249	(386,726)	-	-	12,523	-

Total	$275,742	$6,473,508	$(6,661,694)	$-	$28	$87,584	$2,549

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500 GARP ETF (SPGP)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-4.96%
Alphabet, Inc., Class A(b)	3,754	$5,055,512
Comcast Corp., Class A	76,750	2,888,102
Discovery, Inc., Class C(b)	118,988	2,428,545
ViacomCBS, Inc., Class B	99,892	1,724,136

		12,096,295

Consumer Discretionary-14.57%
Best Buy Co., Inc.	39,713	3,047,178
Booking Holdings, Inc.(b)	2,383	3,528,198
BorgWarner, Inc.	78,146	2,232,631
Carnival Corp.	67,912	1,079,801
D.R. Horton, Inc.	64,600	3,050,412
Lennar Corp., Class A	61,907	3,099,684
Norwegian Cruise Line Holdings Ltd.(b)	66,025	1,082,810
NVR, Inc.(b)	1,086	3,366,600
PulteGroup, Inc.	157,918	4,464,342
Ross Stores, Inc.	28,293	2,584,848
Tractor Supply Co.	34,061	3,454,807
Ulta Beauty, Inc.(b)	21,004	4,577,192

		35,568,503

Consumer Staples-1.41%
Kroger Co. (The)	109,062	3,447,450

Energy-6.40%
Chevron Corp.	28,084	2,583,728
Concho Resources, Inc.	62,140	3,524,581
HollyFrontier Corp.	70,553	2,331,071
Marathon Petroleum Corp.	65,728	2,108,554
Phillips 66	33,710	2,466,561
Valero Energy Corp.	41,222	2,611,414

		15,625,909

Financials-17.01%
American Express Co.	27,811	2,537,754
Capital One Financial Corp.	30,167	1,953,615
Charles Schwab Corp. (The)	87,263	3,291,560
Citizens Financial Group, Inc.	95,502	2,138,290
Comerica, Inc.	49,488	1,725,152
Discover Financial Services	36,675	1,575,925
E*TRADE Financial Corp.	131,257	5,330,347
Hartford Financial Services Group, Inc. (The)	50,691	1,925,751
Lincoln National Corp.	58,683	2,081,486
Progressive Corp. (The)	57,921	4,477,293
Raymond James Financial, Inc.	40,851	2,692,898
Regions Financial Corp.	187,974	2,020,721
SVB Financial Group(b)	22,023	4,254,183
T. Rowe Price Group, Inc.	25,015	2,892,484
Zions Bancorporation N.A	83,040	2,624,894

		41,522,353

Health Care-11.03%
Alexion Pharmaceuticals, Inc.(b)	29,973	3,221,198
Biogen, Inc.(b)	11,309	3,356,850
Bristol-Myers Squibb Co.	61,002	3,709,532
Mettler-Toledo International, Inc.(b)	4,070	2,930,156
Regeneron Pharmaceuticals, Inc.(b)	12,526	6,587,173

	Shares	Value
Health Care-(continued)
Stryker Corp.	17,884	$3,334,114
UnitedHealth Group, Inc.	12,888	3,769,353

		26,908,376

Industrials-14.96%
Alaska Air Group, Inc.	50,478	1,641,545
Allegion PLC	27,486	2,763,442
American Airlines Group, Inc.(c)	119,749	1,438,186
Copart, Inc.(b)	49,874	3,995,406
Cummins, Inc.	17,722	2,897,547
Deere & Co.	22,671	3,288,655
J.B. Hunt Transport Services, Inc.	31,414	3,176,584
Lockheed Martin Corp.	9,140	3,556,008
Northrop Grumman Corp.	9,736	3,219,403
Parker-Hannifin Corp.	14,953	2,364,368
Quanta Services, Inc.	126,842	4,611,975
United Rentals, Inc.(b)	27,797	3,571,915

		36,525,034

Information Technology-24.45%
Apple, Inc.	12,596	3,700,705
Applied Materials, Inc.	72,280	3,590,870
Arista Networks, Inc.(b)	33,359	7,315,629
Citrix Systems, Inc.	28,281	4,101,028
Cognizant Technology Solutions Corp., Class A	50,587	2,935,058
Fortinet, Inc.(b)	57,415	6,185,892
Intel Corp.	54,198	3,250,796
Intuit, Inc.	14,275	3,851,538
KLA Corp.	23,515	3,858,576
Lam Research Corp.	18,018	4,599,635
Mastercard, Inc., Class A	15,721	4,322,803
Microsoft Corp.	23,744	4,255,162
Visa, Inc., Class A	25,382	4,536,271
Xilinx, Inc.	36,359	3,177,777

		59,681,740

Materials-3.47%
Celanese Corp.	34,103	2,832,936
LyondellBasell Industries N.V., Class A	36,327	2,105,150
Nucor Corp.	85,953	3,540,404

		8,478,490

Real Estate-1.67%
CBRE Group, Inc., Class A(b)	94,933	4,075,474

Total Common Stocks & Other Equity Interests (Cost $297,125,803)		243,929,624

Money Market Funds-0.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $211,406)	211,406	211,406

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $297,337,209)		244,141,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500 GARP ETF (SPGP)–(continued)

April 30, 2020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.58%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $1,415,763)	1,415,763	$1,415,763

TOTAL INVESTMENTS IN SECURITIES-100.60% (Cost $298,752,972)		245,556,793
OTHER ASSETS LESS LIABILITIES-(0.60)%		(1,469,185)

NET ASSETS-100.00%		$244,087,608

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$72,452	$6,882,991	$(6,744,037)	$-	$-	$211,406	$3,676
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	3,583,972	16,025,523	(19,609,495)	-	-	-	11,325
Invesco Liquid Assets Portfolio, Institutional Class*	1,194,678	4,354,695	(5,548,685)	-	(688)	-	4,061
Invesco Private Government Fund	-	2,668,162	(1,252,399)	-	-	1,415,763	1

Total	$4,851,102	$29,931,371	$(33,154,616)	$-	$(688)	$1,627,169	$19,063

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500 Value with Momentum ETF (SPVM)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-5.71%
AT&T, Inc.	15,230	$464,058
Comcast Corp., Class A	10,464	393,760
DISH Network Corp., Class A(b)	18,785	469,907
Omnicom Group, Inc.	5,590	318,798
T-Mobile US, Inc.(b)	5,846	513,279
Verizon Communications, Inc.	6,305	362,222

		2,522,024

Consumer Discretionary-14.21%
Best Buy Co., Inc.	8,124	623,354
CarMax, Inc.(b)	4,986	367,219
D.R. Horton, Inc.	10,911	515,217
General Motors Co.	37,570	837,435
Genuine Parts Co.	4,827	382,685
Lennar Corp., Class A	14,944	748,246
LKQ Corp.(b)	14,399	376,534
Mohawk Industries, Inc.(b)	5,341	468,513
Norwegian Cruise Line Holdings Ltd.(b)	10,561	173,200
PulteGroup, Inc.	15,747	445,168
Royal Caribbean Cruises Ltd.	4,109	192,178
Target Corp.	3,566	391,333
Whirlpool Corp.	6,784	758,044

		6,279,126

Consumer Staples-4.13%
JM Smucker Co. (The)	5,004	575,010
Sysco Corp.	5,133	288,834
Tyson Foods, Inc., Class A	7,045	438,129
Walmart, Inc.	4,301	522,786

		1,824,759

Energy-4.69%
Chevron Corp.	5,100	469,200
Kinder Morgan, Inc.	24,352	370,881
Phillips 66	8,059	589,677
Valero Energy Corp.	10,144	642,622

		2,072,380

Financials-32.55%
Aflac, Inc.	11,833	440,661
Allstate Corp. (The)	6,357	646,634
American International Group, Inc.	16,397	416,976
Ameriprise Financial, Inc.	3,015	346,544
Assurant, Inc.	4,618	490,616
Bank of America Corp.	18,757	451,106
Berkshire Hathaway, Inc., Class B(b)	2,397	449,102
Capital One Financial Corp.	9,075	587,697
Chubb Ltd.	3,719	401,689
Cincinnati Financial Corp.	4,111	270,504
Citigroup, Inc.	11,059	537,025
Discover Financial Services	6,554	281,625
Everest Re Group Ltd.	2,123	367,555
Fifth Third Bancorp	24,916	465,680
Globe Life, Inc.	5,068	417,299
Hartford Financial Services Group, Inc. (The)	11,554	438,936
Huntington Bancshares, Inc.	39,650	366,366
JPMorgan Chase & Co.	3,801	363,984
Loews Corp.	15,611	541,077

	Shares	Value
Financials-(continued)
MetLife, Inc.	24,591	$887,243
Morgan Stanley	15,642	616,764
Northern Trust Corp.	3,735	295,663
People’s United Financial, Inc.	44,360	562,928
PNC Financial Services Group, Inc. (The)	3,472	370,358
Principal Financial Group, Inc.	16,425	598,034
Prudential Financial, Inc.	12,756	795,592
Raymond James Financial, Inc.	6,456	425,580
Synchrony Financial	19,326	382,462
Travelers Cos., Inc. (The)	4,973	503,317
Truist Financial Corp.	10,274	383,426
U.S. Bancorp	7,763	283,350

		14,385,793

Health Care-2.53%
HCA Healthcare, Inc.	2,866	314,916
Quest Diagnostics, Inc.	3,804	418,859
Universal Health Services, Inc., Class B	3,641	384,817

		1,118,592

Industrials-13.15%
Alaska Air Group, Inc.	9,380	305,038
Caterpillar, Inc.	2,942	342,390
Cummins, Inc.	3,046	498,021
Deere & Co.	2,441	354,091
Delta Air Lines, Inc.	14,848	384,712
Eaton Corp. PLC	4,843	404,391
Howmet Aerospace, Inc.	12,744	166,564
Jacobs Engineering Group, Inc.	6,936	573,954
Johnson Controls International PLC	18,028	524,795
PACCAR, Inc.	7,306	505,794
Quanta Services, Inc.	21,159	769,341
Snap-on, Inc.	2,830	368,721
Southwest Airlines Co.	9,430	294,688
United Airlines Holdings, Inc.(b)	10,768	318,517

		5,811,017

Information Technology-7.38%
Hewlett Packard Enterprise Co.	35,390	356,023
Intel Corp.	6,764	405,705
Leidos Holdings, Inc.	4,426	437,333
Micron Technology, Inc.(b)	15,052	720,840
Seagate Technology PLC	8,569	428,022
TE Connectivity Ltd.	4,142	304,271
Western Union Co. (The)	14,468	275,905
Xerox Holdings Corp.	18,290	334,524

		3,262,623

Materials-2.95%
Newmont Corp.	15,111	898,802
Packaging Corp. of America	4,164	402,451

		1,301,253

Real Estate-0.86%
CBRE Group, Inc., Class A(b)	8,836	379,329

Utilities-11.74%
CenterPoint Energy, Inc.	22,429	381,966
Consolidated Edison, Inc.	5,413	426,544
DTE Energy Co.	3,467	359,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500 Value with Momentum ETF (SPVM)–(continued)

April 30, 2020

	Shares	Value
Utilities-(continued)
Duke Energy Corp.	5,775	$488,911
Evergy, Inc.	6,466	377,808
Exelon Corp.	14,034	520,381
NiSource, Inc.	16,193	406,606
NRG Energy, Inc.	11,757	394,212
Pinnacle West Capital Corp.	5,140	395,729
PPL Corp.	13,969	355,092
Public Service Enterprise Group, Inc.	6,800	344,828
Sempra Energy	2,595	321,391
Southern Co. (The)	7,312	414,810

		5,187,945

Total Common Stocks & Other Equity Interests (Cost $54,750,896)		44,144,841

	Shares	Value
Money Market Funds-0.28%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $124,965)	124,965	$124,965

TOTAL INVESTMENTS IN SECURITIES-100.18% (Cost $54,875,861)		44,269,806
OTHER ASSETS LESS LIABILITIES-(0.18)%		(79,336)

NET ASSETS-100.00%		$44,190,470

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$65,834	$3,358,883	$(3,299,752)	$-	$-	$124,965	$2,070
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	-	1,491,817	(1,491,817)	-	-	-	328
Invesco Liquid Assets Portfolio, Institutional Class*	-	501,255	(501,202)	-	(53)	-	124

Total	$65,834	$5,351,955	$(5,292,771)	$-	$(53)	$124,965	$2,522

*	At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P MidCap Momentum ETF (XMMO)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-4.08%
Cable One, Inc.	9,203	$17,604,050
New York Times Co. (The), Class A	110,188	3,583,314

		21,187,364

Consumer Discretionary-13.84%
AutoNation, Inc.(b)	54,128	2,015,727
Choice Hotels International, Inc.	30,123	2,260,731
Churchill Downs, Inc.	42,839	4,293,324
Deckers Outdoor Corp.(b)	22,923	3,410,025
Domino’s Pizza, Inc.	40,776	14,758,058
Gentex Corp.	318,922	7,730,669
Helen of Troy Ltd.(b)	32,056	5,266,160
KB Home	113,287	2,972,651
Murphy USA, Inc.(b)	26,775	2,859,570
Papa John’s International, Inc.	23,626	1,699,182
Pool Corp.	53,329	11,287,616
Service Corp. International	193,427	7,106,508
Taylor Morrison Home Corp., Class A(b)	151,696	2,207,177
Tempur Sealy International, Inc.(b)	45,721	2,457,504
TRI Pointe Group, Inc.(b)	129,138	1,482,504

		71,807,406

Consumer Staples-2.42%
Boston Beer Co., Inc. (The), Class A(b)	7,190	3,354,207
Casey’s General Stores, Inc.	38,209	5,785,225
Flowers Foods, Inc.	153,379	3,417,284

		12,556,716

Financials-7.33%
Brown & Brown, Inc.	428,266	15,379,032
FactSet Research Systems, Inc.	31,821	8,750,775
First American Financial Corp.	107,183	4,943,280
RenaissanceRe Holdings Ltd. (Bermuda)	43,060	6,287,191
RLI Corp.	37,124	2,703,741

		38,064,019

Health Care-18.63%
Amedisys, Inc.(b)	38,190	7,033,070
Arrowhead Pharmaceuticals, Inc.(b)	124,662	4,292,113
Bio-Rad Laboratories, Inc., Class A(b)	22,110	9,730,611
Catalent, Inc.(b)	135,039	9,337,947
Chemed Corp.	20,506	8,542,185
Encompass Health Corp.	92,021	6,096,391
Haemonetics Corp.(b)	48,035	5,465,422
Masimo Corp.(b)	50,966	10,902,137
Prestige Consumer Healthcare, Inc.(b)	52,209	2,124,384
Repligen Corp.(b)	51,225	5,949,784
Syneos Health, Inc.(b)	83,111	4,636,763
West Pharmaceutical Services, Inc.	119,226	22,564,713

		96,675,520

Industrials-17.49%
AECOM(b)	241,429	8,754,215
Axon Enterprise, Inc.(b)	61,048	4,438,800
Carlisle Cos., Inc.	55,101	6,665,017
Colfax Corp.(b)(c)	74,443	1,919,885
FTI Consulting, Inc.(b)	58,446	7,443,683
Generac Holdings, Inc.(b)	114,530	11,159,803
Hubbell, Inc.	49,428	6,150,326

	Shares	Value
Industrials-(continued)
MSA Safety, Inc.	36,458	$4,102,619
Stericycle, Inc.(b)	89,642	4,374,530
Teledyne Technologies, Inc.(b)	58,527	19,060,488
Tetra Tech, Inc.	68,372	5,147,044
Watsco, Inc.	29,203	4,701,391
XPO Logistics, Inc.(b)	102,615	6,848,525

		90,766,326

Information Technology-20.27%
CACI International, Inc., Class A(b)	32,750	8,192,085
Ceridian HCM Holding, Inc.(b)	121,566	7,168,747
Cirrus Logic, Inc.(b)	84,650	6,399,540
CoreLogic, Inc.	79,764	3,064,533
Fair Isaac Corp.(b)	41,868	14,776,892
KBR, Inc.	160,417	3,250,048
Lumentum Holdings, Inc.(b)	93,356	7,553,434
Manhattan Associates, Inc.(b)	55,786	3,957,459
SolarEdge Technologies, Inc.(b)	88,971	9,928,274
Synaptics, Inc.(b)	36,551	2,390,070
SYNNEX Corp.	38,377	3,360,290
Teradyne, Inc.	196,449	12,285,920
Tyler Technologies, Inc.(b)	71,414	22,901,756

		105,229,048

Materials-1.10%
Scotts Miracle-Gro Co. (The)	45,975	5,702,279

Real Estate-11.50%
Camden Property Trust	88,268	7,773,763
CyrusOne, Inc.	112,118	7,865,078
EastGroup Properties, Inc.	48,979	5,191,774
First Industrial Realty Trust, Inc.	136,156	5,142,612
Healthcare Realty Trust, Inc.	119,326	3,506,991
Lamar Advertising Co., Class A	77,798	4,485,055
Life Storage, Inc.	44,441	3,892,587
Medical Properties Trust, Inc.	545,901	9,356,743
Omega Healthcare Investors, Inc.	220,239	6,419,967
Sabra Health Care REIT, Inc.	192,413	2,466,734
Spirit Realty Capital, Inc.	116,454	3,582,125

		59,683,429

Utilities-3.31%
Essential Utilities, Inc.	235,729	9,851,115
Hawaiian Electric Industries, Inc.	118,758	4,687,378
PNM Resources, Inc.	65,737	2,661,691

		17,200,184

Total Common Stocks & Other Equity Interests (Cost $501,008,838)		518,872,291

Money Market Funds-0.07%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $388,090)	388,090	388,090

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $501,396,928)		519,260,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P MidCap Momentum ETF (XMMO)–(continued)

April 30, 2020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.36%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $1,859,473)	1,859,473	$1,859,473

TOTAL INVESTMENTS IN SECURITIES-100.40% (Cost $503,256,401)		521,119,854
OTHER ASSETS LESS LIABILITIES-(0.40)%		(2,072,190)

NET ASSETS-100.00%		$519,047,664

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$652,119	$23,516,693	$(23,780,722)	$-	$-	$388,090	$8,197
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	1,281,604	109,747,179	(111,028,783)	-	-	-	62,506
Invesco Liquid Assets Portfolio, Institutional Class*	427,205	31,471,382	(31,897,834)	-	(753)	-	22,451
Invesco Private Government Fund	-	1,961,412	(101,939)	-	-	1,859,473	1

Total	$2,360,928	$166,696,666	$(166,809,278)	$-	$(753)	$2,247,563	$93,155

*	At April 30, 2020, this security was no longer held.
(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P MidCap Quality ETF (XMHQ)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Consumer Discretionary-9.88%
Churchill Downs, Inc.	1,978	$198,235
Cracker Barrel Old Country Store, Inc.	1,578	153,697
Deckers Outdoor Corp.(b)	2,329	346,462
Dillard’s, Inc., Class A(c)	591	17,423
Gentex Corp.	16,601	402,408
Helen of Troy Ltd.(b)	1,406	230,978
Pool Corp.	2,457	520,049
Texas Roadhouse, Inc.	3,808	179,319
Williams-Sonoma, Inc.(c)	4,534	280,382

		2,328,953

Consumer Staples-1.95%
Boston Beer Co., Inc. (The), Class A(b)	595	277,573
Lancaster Colony Corp.	1,101	148,228
Tootsie Roll Industries, Inc.(c)	946	33,233

		459,034

Energy-0.85%
EQT Corp.(c)	13,714	200,087

Financials-18.02%
Bank of Hawaii Corp.	2,550	173,859
Cathay General Bancorp	4,584	127,985
CNO Financial Group, Inc.	8,648	121,591
East West Bancorp, Inc.	8,888	311,702
Eaton Vance Corp.	7,819	286,957
Evercore, Inc., Class A	3,034	156,554
FactSet Research Systems, Inc.	3,065	842,875
First Horizon National Corp.(c)	18,427	167,317
Hanover Insurance Group, Inc. (The)	2,881	289,195
International Bancshares Corp.	3,694	107,089
Janus Henderson Group PLC (United Kingdom)	9,716	173,916
Mercury General Corp.	1,701	69,673
Old Republic International Corp.	16,743	267,051
Reinsurance Group of America, Inc.	3,885	406,682
SEI Investments Co.	8,413	428,727
Stifel Financial Corp.	4,522	200,234
Trustmark Corp.	4,406	117,244

		4,248,651

Health Care-15.81%
Allscripts Healthcare Solutions, Inc.(b)	11,375	73,938
Amedisys, Inc.(b)	2,161	397,970
Avanos Medical, Inc.(b)	2,986	92,715
Chemed Corp.	1,046	435,732
HealthEquity, Inc.(b)	4,632	260,643
Masimo Corp.(b)	3,050	652,425
Molina Healthcare, Inc.(b)	5,496	901,179
Patterson Cos., Inc.	4,242	77,544
West Pharmaceutical Services, Inc.	4,416	835,772

		3,727,918

Industrials-27.08%
Acuity Brands, Inc.	2,608	225,827
AGCO Corp.	3,578	189,061
Carlisle Cos., Inc.	3,528	426,747
Donaldson Co., Inc.	7,394	324,079
FTI Consulting, Inc.(b)	2,285	291,017
Graco, Inc.	11,546	515,644

	Shares	Value
Industrials-(continued)
Healthcare Services Group, Inc.	4,443	$113,252
Herman Miller, Inc.	3,208	72,308
HNI Corp.	2,493	60,680
ITT, Inc.	5,136	270,770
Landstar System, Inc.	2,551	263,544
Lincoln Electric Holdings, Inc.	4,489	361,409
ManpowerGroup, Inc.	3,297	244,769
MSA Safety, Inc.	2,224	250,267
MSC Industrial Direct Co., Inc., Class A	2,800	166,992
Nordson Corp.	2,893	465,513
nVent Electric PLC	9,038	168,559
Oshkosh Corp.	4,181	282,343
Teledyne Technologies, Inc.(b)	2,122	691,072
Tetra Tech, Inc.	3,051	229,679
Toro Co. (The)	6,475	413,170
Trex Co., Inc.(b)	3,751	357,170

		6,383,872

Information Technology-20.44%
Ciena Corp.(b)	11,683	540,339
Cirrus Logic, Inc.(b)	3,088	233,453
Cognex Corp.	9,542	527,100
CommVault Systems, Inc.	2,569	109,671
Fair Isaac Corp.(b)	1,778	627,527
LiveRamp Holdings, Inc.(b)	7,383	279,520
Manhattan Associates, Inc.(b)	6,286	445,929
MKS Instruments, Inc.	2,876	288,262
Monolithic Power Systems, Inc.	2,184	436,603
Teradyne, Inc.	14,184	887,067
Universal Display Corp.	2,954	443,455

		4,818,926

Materials-4.73%
Cabot Corp.	3,067	103,941
NewMarket Corp.	516	212,303
Royal Gold, Inc.	3,860	472,966
Scotts Miracle-Gro Co. (The)	2,638	327,191

		1,116,401

Real Estate-1.24%
PS Business Parks, Inc.	1,230	158,781
Weingarten Realty Investors	7,394	134,497

		293,278

Total Common Stocks & Other Equity Interests (Cost $24,843,959)		23,577,120

Money Market Funds-0.48%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $113,570)	113,570	113,570

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.48% (Cost $24,957,529)		23,690,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P MidCap Quality ETF (XMHQ)–(continued)

April 30, 2020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.79%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $658,378)	658,378	$658,378

TOTAL INVESTMENTS IN SECURITIES-103.27% (Cost $25,615,907)		24,349,068
OTHER ASSETS LESS LIABILITIES-(3.27)%		(771,134)

NET ASSETS-100.00%		$23,577,934

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Ltd. *	$14,764	$9,539	$(23,481)	$5,973	$(6,795)	$-	$208
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	118,097	763,156	(767,683)	-	-	113,570	1,848
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	669,789	6,388,611	(7,058,400)	-	-	-	7,246
Invesco Liquid Assets Portfolio, Institutional Class*	223,263	2,089,795	(2,312,970)	-	(88)	-	2,618
Invesco Private Government Fund	-	1,117,481	(459,103)	-	-	658,378	-

Total	$1,025,913	$10,368,582	$(10,621,637)	$5,973	$(6,883)	$771,948	$11,920

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P MidCap Value with Momentum ETF (XMVM)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-1.01%
TEGNA, Inc.	42,248	$452,899

Consumer Discretionary-14.86%
Aaron’s, Inc.	9,478	302,443
AutoNation, Inc.(b)	25,362	944,481
Bed Bath & Beyond, Inc.(c)	51,618	319,515
Brinker International, Inc.	13,093	304,805
Dana, Inc.	67,834	780,091
Dick’s Sporting Goods, Inc.	15,862	466,184
Dillard’s, Inc., Class A(c)	17,721	522,415
Graham Holdings Co., Class B	1,231	480,102
KB Home	22,700	595,648
Murphy USA, Inc.(b)	6,696	715,133
Toll Brothers, Inc.	24,296	583,590
TRI Pointe Group, Inc.(b)	59,526	683,359

		6,697,766

Consumer Staples-2.90%
BJ’s Wholesale Club Holdings, Inc.(b)	36,055	948,607
Pilgrim’s Pride Corp.(b)	16,312	358,864

		1,307,471

Energy-1.58%
World Fuel Services Corp.	28,557	713,925

Financials-34.28%
Alleghany Corp.	661	352,782
American Financial Group, Inc.	5,775	382,536
BancorpSouth Bank	19,890	435,392
Bank OZK	29,648	670,638
F.N.B. Corp.	73,724	596,427
First American Financial Corp.	10,771	496,758
Fulton Financial Corp.	40,008	467,694
Genworth Financial, Inc., Class A(b)	340,166	1,234,803
Hanover Insurance Group, Inc. (The)	4,765	478,311
International Bancshares Corp.	14,638	424,356
Kemper Corp.	10,766	723,690
Legg Mason, Inc.	16,516	822,992
Navient Corp.	72,684	553,852
New York Community Bancorp, Inc.	63,783	692,683
Old Republic International Corp.	39,170	624,761
Pinnacle Financial Partners, Inc.	11,652	468,993
Prosperity Bancshares, Inc.	9,190	550,757
Reinsurance Group of America, Inc.	5,824	609,656
RenaissanceRe Holdings Ltd. (Bermuda)	3,160	461,392
Selective Insurance Group, Inc.	8,428	422,496
Signature Bank	5,040	540,187
Sterling Bancorp	41,384	510,265
Stifel Financial Corp.	11,867	525,471
Trustmark Corp.	17,670	470,199
UMB Financial Corp.	9,018	458,475
United Bankshares, Inc.(c)	17,172	514,473
Valley National Bancorp	63,364	529,723
Washington Federal, Inc.	15,945	426,369

		15,446,131

	Shares	Value
Health Care-3.74%
Exelixis, Inc.(b)	31,670	$782,091
Molina Healthcare, Inc.(b)	5,515	904,294

		1,686,385

Industrials-19.92%
AECOM(b)	15,472	561,015
AGCO Corp.	8,484	448,295
Avis Budget Group, Inc.(b)(c)	30,752	506,793
EMCOR Group, Inc.	7,738	491,595
GATX Corp.(c)	7,128	422,690
HNI Corp.	13,642	332,046
JetBlue Airways Corp.(b)	49,904	486,065
KAR Auction Services, Inc.	37,024	554,620
Knight-Swift Transportation Holdings, Inc.	19,540	726,497
ManpowerGroup, Inc.	11,619	862,595
MasTec, Inc.(b)	10,077	361,764
Oshkosh Corp.	7,609	513,836
Owens Corning	10,223	443,269
Regal Beloit Corp.	8,595	610,331
Timken Co. (The)	11,144	418,792
Trinity Industries, Inc.	31,619	609,930
Werner Enterprises, Inc.	15,583	625,190

		8,975,323

Information Technology-11.71%
Arrow Electronics, Inc.(b)	12,119	762,527
Avnet, Inc.	30,182	906,064
Jabil, Inc.	24,647	700,961
KBR, Inc.	19,104	387,047
SYNNEX Corp.	8,752	766,325
Tech Data Corp.(b)	8,518	1,197,971
Vishay Intertechnology, Inc.	33,481	555,450

		5,276,345

Materials-4.26%
Ashland Global Holdings, Inc.	7,399	456,444
Carpenter Technology Corp.	12,445	275,906
Reliance Steel & Aluminum Co.	6,474	579,941
Silgan Holdings, Inc.	17,613	607,648

		1,919,939

Real Estate-2.49%
Jones Lang LaSalle, Inc.	3,859	407,433
Mack-Cali Realty Corp.	33,949	549,635
Service Properties Trust	23,697	164,220

		1,121,288

Utilities-3.25%
MDU Resources Group, Inc.	19,113	429,278
Southwest Gas Holdings, Inc.	7,321	554,932
Spire, Inc.	6,554	478,180

		1,462,390

Total Common Stocks & Other Equity Interests (Cost $57,279,106)		45,059,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco S&P MidCap Value with Momentum ETF (XMVM)–(continued)

April 30, 2020

	Shares	Value
Money Market Funds-0.27%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $120,521)	120,521	$120,521

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.27% (Cost $57,399,627)		45,180,383

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.73%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $2,133,001)	2,133,001	2,133,001

TOTAL INVESTMENTS IN SECURITIES-105.00% (Cost $59,532,628)		47,313,384
OTHER ASSETS LESS LIABILITIES-(5.00)%		(2,253,418)

NET ASSETS-100.00%		$45,059,966

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Ltd. *	$274,295	$158,652	$(417,979)	$61,462	$(76,430)	$-	$3,749
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	142,559	2,441,058	(2,463,096)	-	-	120,521	1,912
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	473,759	33,853,152	(34,326,911)	-	-	-	29,189
Invesco Liquid Assets Portfolio, Institutional Class*	157,769	9,791,565	(9,949,345)	-	11	-	10,807
Invesco Private Government Fund	-	4,232,693	(2,099,692)	-	-	2,133,001	1

Total	$1,048,382	$50,477,120	$(49,257,023)	$61,462	$(76,419)	$2,253,522	$45,658

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P SmallCap Momentum ETF (XSMO)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-4.45%
Cogent Communications Holdings, Inc.	28,103	$2,355,875
Iridium Communications, Inc.(b)	33,355	750,654
TechTarget, Inc.(b)	9,339	217,785

		3,324,314

Consumer Discretionary-19.97%
America’s Car-Mart, Inc.(b)	2,262	149,179
Asbury Automotive Group, Inc.(b)	7,356	496,530
Buckle, Inc. (The)(c)	9,958	152,457
Cavco Industries, Inc.(b)	4,022	622,123
Century Communities, Inc.(b)	13,819	296,003
Group 1 Automotive, Inc.	7,785	440,553
Installed Building Products, Inc.(b)	10,515	518,495
Kontoor Brands, Inc.	13,863	269,081
LCI Industries	8,735	757,499
LGI Homes, Inc.(b)	8,149	493,666
Lithia Motors, Inc., Class A	9,202	1,017,373
M.D.C. Holdings, Inc.	24,702	722,534
M/I Homes, Inc.(b)	14,792	376,604
Meritage Homes Corp.(b)	18,319	962,847
PetMed Express, Inc.	5,939	235,006
Rent-A-Center, Inc.	15,320	304,945
Sonic Automotive, Inc., Class A	14,963	320,657
Stamps.com, Inc.(b)	5,062	801,163
Strategic Education, Inc.	6,747	1,074,797
TopBuild Corp.(b)	22,886	2,132,746
Universal Electronics, Inc.(b)	4,691	193,645
Wingstop, Inc.	11,749	1,377,805
Winnebago Industries, Inc.	18,020	799,547
YETI Holdings, Inc.(b)(c)	14,377	396,949

		14,912,204

Consumer Staples-1.52%
J&J Snack Foods Corp.	3,786	480,936
John B. Sanfilippo & Son, Inc.	2,299	188,817
Seneca Foods Corp., Class A(b)	2,085	75,018
Vector Group Ltd.	36,666	392,326

		1,137,097

Financials-7.80%
AMERISAFE, Inc.	5,916	376,672
eHealth, Inc.(b)	14,510	1,548,217
Invesco Mortgage Capital, Inc.(d)	66,362	201,741
Kinsale Capital Group, Inc.	13,891	1,508,840
KKR Real Estate Finance Trust, Inc.	7,536	118,918
Meta Financial Group, Inc.	15,972	294,204
New York Mortgage Trust, Inc.	127,208	277,313
PennyMac Mortgage Investment Trust	37,522	390,229
PRA Group, Inc.(b)	16,372	454,159
Redwood Trust, Inc.	64,548	264,647
Walker & Dunlop, Inc.	10,181	391,256

		5,826,196

Health Care-13.20%
Addus HomeCare Corp.(b)	4,059	328,860
AMN Healthcare Services, Inc.(b)	28,643	1,345,648
Anika Therapeutics, Inc.(b)	4,518	150,133
CONMED Corp.	12,314	910,128

	Shares	Value
Health Care-(continued)
Cutera, Inc.(b)	5,464	$73,491
Cytokinetics, Inc.(b)(c)	30,817	465,645
Hanger, Inc.(b)	10,868	199,537
Heska Corp.(b)	2,163	153,140
Medpace Holdings, Inc.(b)	16,406	1,310,183
Momenta Pharmaceuticals, Inc.(b)	67,416	2,137,087
NeoGenomics, Inc.(b)	45,762	1,251,133
RadNet, Inc.(b)	21,166	298,864
Select Medical Holdings Corp.(b)	72,389	1,235,680

		9,859,529

Industrials-20.35%
AAON, Inc.	19,342	921,453
Aerojet Rocketdyne Holdings, Inc.(b)	31,040	1,276,986
Alamo Group, Inc.	3,051	300,340
Arcosa, Inc.	17,841	664,934
ESCO Technologies, Inc.	13,267	1,012,272
Exponent, Inc.	26,385	1,855,657
Federal Signal Corp.	21,539	580,045
Foundation Building Materials, Inc.(b)	7,623	89,189
Gibraltar Industries, Inc.(b)	13,282	614,957
GMS, Inc.(b)	12,402	227,949
Patrick Industries, Inc.	6,619	272,835
Saia, Inc.(b)	10,120	936,302
Simpson Manufacturing Co., Inc.	21,197	1,528,304
SPX Corp.(b)	14,240	542,971
Sunrun, Inc.(b)	24,959	350,175
Tennant Co.	5,650	334,311
UniFirst Corp.	7,072	1,189,157
Universal Forest Products, Inc.	30,408	1,250,377
Vicor Corp.(b)	7,023	373,413
Watts Water Technologies, Inc., Class A	10,698	881,515

		15,203,142

Information Technology-12.69%
Advanced Energy Industries, Inc.(b)	11,757	653,689
Agilysys, Inc.(b)	11,893	232,984
Cardtronics PLC, Class A(b)	12,337	282,517
CSG Systems International, Inc.	9,239	448,831
ExlService Holdings, Inc.(b)	14,581	900,085
FARO Technologies, Inc.(b)	5,961	327,199
FormFactor, Inc.(b)	34,568	805,434
Harmonic, Inc.(b)	25,554	148,213
Ichor Holdings Ltd.(b)	8,179	203,657
Itron, Inc.(b)	15,760	1,100,363
ManTech International Corp., Class A(c)	14,277	1,064,493
PDF Solutions, Inc.(b)	10,312	164,683
Perficient, Inc.(b)	16,738	582,985
Photronics, Inc.(b)	22,937	274,097
Power Integrations, Inc.	10,131	1,036,908
Rambus, Inc.(b)	50,909	637,890
TTEC Holdings, Inc.	4,924	191,938
Ultra Clean Holdings, Inc.(b)	22,811	419,494

		9,475,460

Materials-1.31%
Boise Cascade Co.	16,208	506,824
Innospec, Inc.	6,505	471,743

		978,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco S&P SmallCap Momentum ETF (XSMO)–(continued)

April 30, 2020

	Shares	Value
Real Estate-14.73%
Agree Realty Corp.	16,743	$1,090,137
Armada Hoffler Properties, Inc.	22,121	212,583
Community Healthcare Trust, Inc.	12,016	446,995
Easterly Government Properties, Inc.	49,981	1,344,989
Essential Properties Realty Trust, Inc.	48,623	714,272
Four Corners Property Trust, Inc.	22,347	500,349
Global Net Lease, Inc.	34,235	492,642
Independence Realty Trust, Inc.	50,471	508,243
Innovative Industrial Properties, Inc.(c)	4,891	383,748
Investors Real Estate Trust	4,862	304,507
iStar, Inc.	50,617	507,182
Kite Realty Group Trust	26,654	272,670
Lexington Realty Trust	95,641	999,448
LTC Properties, Inc.	11,065	393,914
National Storage Affiliates Trust	27,205	774,798
NexPoint Residential Trust, Inc.	9,669	290,747
RPT Realty	24,533	167,315
Safehold, Inc.	8,953	517,125
St. Joe Co. (The)(b)	13,566	248,258
Universal Health Realty Income Trust	7,807	835,037

		11,004,959

Utilities-3.96%
American States Water Co.	11,571	918,390
Avista Corp.	34,894	1,501,838
Northwest Natural Holding Co.	8,275	538,703

		2,958,931

Total Common Stocks & Other Equity Interests (Cost $74,844,326)		74,680,399

	Shares	Value
Money Market Funds-0.19%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $138,802)	138,802	$138,802

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $74,983,128)		74,819,201

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.65%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $1,981,012)	1,981,012	1,981,012

TOTAL INVESTMENTS IN SECURITIES-102.82% (Cost $76,964,140)		76,800,213
OTHER ASSETS LESS LIABILITIES-(2.82)%		(2,106,521)

NET ASSETS-100.00%		$74,693,692

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Mortgage Capital, Inc.	$-	$970,088	$(47,606)	$(684,640)	$(36,101)	$201,741	$45,246
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	142,181	4,040,164	(4,043,543)	-	-	138,802	2,319
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	5,200,518	26,044,076	(31,244,594)	-	-	-	33,173
Invesco Liquid Assets Portfolio, Institutional Class*	1,733,506	7,969,967	(9,703,357)	-	(116)	-	11,937
Invesco Private Government Fund	-	2,796,300	(815,288)	-	-	1,981,012	1

Total	$7,076,205	$41,820,595	$(45,854,388)	$(684,640)	$(36,217)	$2,321,555	$92,676

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P SmallCap Momentum ETF (XSMO)–(continued)

April 30, 2020

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-0.86%
Scholastic Corp.	15,648	$454,887

Consumer Discretionary-22.70%
Abercrombie & Fitch Co., Class A	50,639	535,761
Asbury Automotive Group, Inc.(b)	5,713	385,627
Cato Corp. (The), Class A	34,567	389,224
Century Communities, Inc.(b)	29,068	622,637
Conn’s, Inc.(b)(c)	59,780	404,113
Cooper Tire & Rubber Co.	21,790	461,730
Ethan Allen Interiors, Inc.	35,057	396,495
Genesco, Inc.(b)	14,393	272,459
Group 1 Automotive, Inc.	9,538	539,755
Haverty Furniture Cos., Inc.	30,381	411,055
Hibbett Sports, Inc.(b)	23,052	355,692
LGI Homes, Inc.(b)	6,772	410,248
Lithia Motors, Inc., Class A	4,094	452,633
M.D.C. Holdings, Inc.	14,528	424,944
M/I Homes, Inc.(b)	14,975	381,264
Meritage Homes Corp.(b)	9,219	484,551
Motorcar Parts of America, Inc.(b)(c)	24,421	347,511
Office Depot, Inc.	655,333	1,454,839
Red Robin Gourmet Burgers, Inc.(b)(c)	28,982	424,007
Rent-A-Center, Inc.	19,732	392,765
Shoe Carnival, Inc.(c)	16,226	383,258
Sonic Automotive, Inc., Class A	32,995	707,083
Unifi, Inc.(b)	23,721	245,512
Vera Bradley, Inc.(b)	51,224	282,244
Winnebago Industries, Inc.	10,743	476,667
Zumiez, Inc.(b)	16,068	339,678

		11,981,752

Consumer Staples-7.44%
Central Garden & Pet Co., Class A(b)	22,693	690,094
Fresh Del Monte Produce, Inc.	23,588	672,494
Seneca Foods Corp., Class A(b)	22,119	795,842
SpartanNash Co.	103,206	1,769,983

		3,928,413

Energy-3.00%
Archrock, Inc.	62,764	301,895
Era Group, Inc.(b)	93,510	478,771
Helix Energy Solutions Group, Inc.(b)	73,391	186,413
Matrix Service Co.(b)	31,720	331,157
Par Pacific Holdings, Inc.(b)	29,195	283,775

		1,582,011

Financials-26.05%
Ambac Financial Group, Inc.(b)	27,549	473,843
Ameris Bancorp	11,929	303,354
Apollo Commercial Real Estate Finance, Inc.	29,946	244,060
Columbia Banking System, Inc.	13,045	352,085
Customers Bancorp, Inc.(b)	26,625	339,735
Dime Community Bancshares, Inc.	25,872	425,077
Employers Holdings, Inc.	14,135	429,280
Encore Capital Group, Inc.(b)	18,687	485,488
Enova International, Inc.(b)	26,583	426,391
FGL Holdings	77,833	807,907
First Bancorp	57,188	333,406
First Commonwealth Financial Corp.	35,860	341,387

	Shares	Value
Financials-(continued)
First Midwest Bancorp, Inc.	26,639	$393,724
Flagstar Bancorp, Inc.	15,506	401,760
Franklin Financial Network, Inc.	14,659	347,711
Granite Point Mortgage Trust, Inc.	31,835	158,538
Great Western Bancorp, Inc.	17,050	320,540
HomeStreet, Inc.	16,153	412,709
Hope Bancorp, Inc.	42,650	424,368
Horace Mann Educators Corp.	13,524	475,504
Invesco Mortgage Capital, Inc.(d)	31,601	96,067
KKR Real Estate Finance Trust, Inc.	27,869	439,773
New York Mortgage Trust, Inc.	89,092	194,221
Northfield Bancorp, Inc.	30,804	347,161
Northwest Bancshares, Inc.	30,785	326,629
OFG Bancorp	24,728	311,078
Old National Bancorp	31,229	442,515
Opus Bank	22,936	440,830
Pacific Premier Bancorp, Inc.	18,310	390,919
PennyMac Mortgage Investment Trust	27,443	285,407
Piper Sandler Cos	6,526	351,817
Provident Financial Services, Inc.	22,551	323,607
Redwood Trust, Inc.	34,715	142,332
Stewart Information Services Corp.	15,743	501,572
Veritex Holdings, Inc.	20,131	353,500
Virtus Investment Partners, Inc.	4,525	367,747
Waddell & Reed Financial, Inc., Class A(c)	36,815	535,658

		13,747,700

Health Care-2.41%
Lannett Co., Inc.(b)(c)	73,242	698,728
Magellan Health, Inc.(b)	9,449	573,838

		1,272,566

Industrials-17.69%
ABM Industries, Inc.	16,556	571,016
Aegion Corp.(b)	24,349	390,801
Apogee Enterprises, Inc.	12,841	262,470
Arcosa, Inc.	15,207	566,765
Astec Industries, Inc.	13,122	526,323
DXP Enterprises, Inc.(b)	14,318	213,625
Encore Wire Corp.	9,208	421,542
GMS, Inc.(b)	22,229	408,569
Griffon Corp.	30,410	499,028
Hub Group, Inc., Class A(b)	12,963	623,650
Kelly Services, Inc., Class A	57,610	890,075
Matson, Inc.	13,930	421,243
MYR Group, Inc.(b)	22,548	676,440
Park Aerospace Corp.	37,289	496,317
Patrick Industries, Inc.	10,978	452,513
Resources Connection, Inc.	35,603	387,361
SkyWest, Inc.	9,237	285,885
TrueBlue, Inc.(b)	29,802	462,825
Universal Forest Products, Inc.	10,099	415,271
Wabash National Corp.	44,284	363,129

		9,334,848

Information Technology-10.16%
Anixter International, Inc.(b)	7,839	727,929
Benchmark Electronics, Inc.	17,729	366,281
Daktronics, Inc.	95,090	429,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P SmallCap Value with Momentum ETF (XSVM)–(continued)

April 30, 2020

	Shares	Value
Information Technology-(continued)
Insight Enterprises, Inc.(b)	10,129	$549,903
KEMET Corp.	18,676	504,439
MTS Systems Corp.	10,940	232,694
Photronics, Inc.(b)	38,453	459,513
Sanmina Corp.(b)	24,394	676,446
SMART Global Holdings, Inc.(b)	17,434	440,906
Sykes Enterprises, Inc.(b)	14,195	406,403
TTM Technologies, Inc.(b)	49,052	568,513

		5,362,834

Materials-5.22%
Boise Cascade Co.	16,197	506,480
Hawkins, Inc.	11,796	441,524
Haynes International, Inc.	13,506	298,483
Koppers Holdings, Inc.(b)	13,290	209,450
Mercer International, Inc. (Germany)	59,147	596,202
Tredegar Corp.	25,727	423,981
US Concrete, Inc.(b)	14,410	276,384

		2,752,504

Real Estate-4.48%
Cedar Realty Trust, Inc.	265,477	278,751
Chatham Lodging Trust	28,430	213,509
DiamondRock Hospitality Co.	50,125	312,279
iStar, Inc.	65,507	656,380
Summit Hotel Properties, Inc.	46,062	279,136
Washington REIT	16,741	390,400
Xenia Hotels & Resorts, Inc.	24,301	235,720

		2,366,175

Total Common Stocks & Other Equity Interests (Cost $71,415,492)		52,783,690

	Shares	Value
Money Market Funds-0.22%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $113,995)	113,995	$113,995

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.23% (Cost $71,529,487)		52,897,685

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.27%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $2,256,766)	2,256,766	2,256,766

TOTAL INVESTMENTS IN SECURITIES-104.50% (Cost $73,786,253)		55,154,451
OTHER ASSETS LESS LIABILITIES-(4.50)%		(2,376,000)

NET ASSETS-100.00%		$52,778,451

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Mortgage Capital, Inc.	$228,121	$735,590	$(400,452)	$(422,058)	$(45,134)	$96,067	$12,230
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	125,271	5,640,159	(5,651,435)	-	-	113,995	2,264
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	2,936,817	29,073,492	(32,010,309)	-	-	-	32,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P SmallCap Value with Momentum ETF (XSVM)–(continued)

April 30, 2020

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Invesco Liquid Assets Portfolio, Institutional Class*	$978,939	$8,616,427	$(9,595,093)	$-	$(273)	$-	$11,859
Invesco Private Government Fund	-	4,474,326	(2,217,560)	-	-	2,256,766	1

Total	$4,269,148	$48,539,994	$(49,874,849)	$(422,058)	$(45,407)	$2,466,828	$58,782

*	At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Zacks Mid-Cap ETF (CZA)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Consumer Discretionary-10.27%
Aptiv PLC(b)	50,717	$3,527,367
D.R. Horton, Inc.	71,182	3,361,214
Dollar Tree, Inc.(b)	56,023	4,463,352
Fiat Chrysler Automobiles N.V. (United Kingdom)(b)	391,496	3,370,781
Garmin Ltd.	41,286	3,350,772
Levi Strauss & Co., Class A(c)	76,970	992,143
Yum! Brands, Inc.	56,141	4,852,267

		23,917,896

Consumer Staples-2.44%
Coca-Cola European Partners PLC (United Kingdom)	110,918	4,396,789
Pilgrim’s Pride Corp.(b)	58,120	1,278,640

		5,675,429

Energy-1.63%
Continental Resources, Inc.(c)	86,476	1,417,342
Pembina Pipeline Corp. (Canada)	103,598	2,376,538

		3,793,880

Financials-17.84%
American Financial Group, Inc.	15,733	1,042,154
Arch Capital Group Ltd.(b)	86,536	2,079,460
Arthur J. Gallagher & Co.	40,583	3,185,765
AXIS Capital Holdings Ltd.	19,903	728,450
Brown & Brown, Inc.	64,101	2,301,867
Citizens Financial Group, Inc.	88,507	1,981,672
CNA Financial Corp.	59,110	1,866,694
Credicorp Ltd. (Peru)	19,880	2,962,518
Discover Financial Services	45,711	1,964,202
Fifth Third Bancorp	129,806	2,426,074
Hartford Financial Services Group, Inc. (The)	78,019	2,963,942
Interactive Brokers Group, Inc., Class A	88,909	3,645,269
KeyCorp	190,468	2,218,952
M&T Bank Corp.	28,195	3,160,095
RenaissanceRe Holdings Ltd. (Bermuda)	9,386	1,370,450
Santander Consumer USA Holdings, Inc.(c)	59,321	924,814
SEI Investments Co.	30,895	1,574,409
State Street Corp.	81,466	5,135,617

		41,532,404

Health Care-9.68%
Bruker Corp.	32,281	1,269,289
Cardinal Health, Inc.	67,746	3,352,072
Charles River Laboratories International, Inc.(b)	9,756	1,411,401
Chemed Corp.	3,302	1,375,514
Cooper Cos., Inc. (The)	11,534	3,306,798
Hill-Rom Holdings, Inc.	12,956	1,457,420
Hologic, Inc.(b)	58,414	2,926,541
Varian Medical Systems, Inc.(b)	20,268	2,318,254
Zimmer Biomet Holdings, Inc.	42,847	5,128,786

		22,546,075

Industrials-17.07%
AMETEK, Inc.	48,809	4,093,611
Fortune Brands Home & Security, Inc.	28,225	1,360,445
Graco, Inc.	36,313	1,621,739

	Shares	Value
Industrials-(continued)
Hubbell, Inc.	11,388	$1,417,009
IDEX Corp.	17,158	2,635,983
ITT, Inc.	17,895	943,424
Jacobs Engineering Group, Inc.	26,611	2,202,060
Nordson Corp.	11,426	1,838,558
PACCAR, Inc.	72,979	5,052,336
Parker-Hannifin Corp.	24,506	3,874,889
Pentair PLC	32,227	1,114,732
Rockwell Automation, Inc.	22,507	4,264,626
Schneider National, Inc., Class B	43,982	963,646
Textron, Inc.	42,511	1,120,590
Trane Technologies PLC	50,550	4,419,081
TransUnion	35,877	2,826,749

		39,749,478

Information Technology-11.63%
Arrow Electronics, Inc.(b)	17,099	1,075,869
ASE Technology Holding Co. Ltd., ADR (Taiwan)	454,047	1,975,104
CACI International, Inc., Class A(b)	5,221	1,305,981
CDK Global, Inc.	25,963	1,019,827
Dolby Laboratories, Inc., Class A	21,411	1,285,302
Euronet Worldwide, Inc.(b)	10,970	1,006,607
Gartner, Inc.(b)	17,279	2,052,918
Genpact Ltd.	38,935	1,340,532
KLA Corp.	29,056	4,767,799
Maxim Integrated Products, Inc.	57,620	3,167,948
SYNNEX Corp.	12,148	1,063,679
Ubiquiti, Inc.(c)	13,993	2,267,286
Xilinx, Inc.	54,231	4,739,789

		27,068,641

Materials-10.50%
Avery Dennison Corp.	18,161	2,004,793
Axalta Coating Systems Ltd.(b)	48,732	961,970
Ball Corp.	69,650	4,568,343
Celanese Corp.	25,091	2,084,309
CF Industries Holdings, Inc.	41,694	1,146,585
Corteva, Inc.	170,293	4,459,974
Crown Holdings, Inc.(b)	26,877	1,731,148
Eastman Chemical Co.	28,344	1,715,095
FMC Corp.	25,813	2,372,215
Martin Marietta Materials, Inc.	11,919	2,267,351
Westlake Chemical Corp.	26,214	1,138,998

		24,450,781

Real Estate-9.63%
Apartment Investment & Management Co., Class A	31,279	1,178,280
Boston Properties, Inc.	33,313	3,237,357
Camden Property Trust	20,734	1,826,043
Douglas Emmett, Inc.	36,893	1,124,868
Equity LifeStyle Properties, Inc.	40,047	2,415,235
Essex Property Trust, Inc.	14,454	3,528,221
Invitation Homes, Inc.	113,644	2,687,681
Mid-America Apartment Communities, Inc.	23,648	2,646,684
PS Business Parks, Inc.	5,939	766,666
Sun Communities, Inc.	22,421	3,013,382

		22,424,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Zacks Mid-Cap ETF (CZA)–(continued)

April 30, 2020

	Shares	Value
Utilities-9.21%
AES Corp. (The)	142,981	$1,894,498
Alliant Energy Corp.	50,636	2,458,378
Avangrid, Inc.	69,798	3,001,314
Black Hills Corp.	12,519	775,427
Brookfield Infrastructure Partners L.P. (Canada)	59,517	2,332,471
Clearway Energy, Inc., Class C	47,268	946,778
Evergy, Inc.	44,714	2,612,639
Fortis, Inc. (Canada)(c)	97,850	3,791,688
IDACORP, Inc.	10,487	962,497
MDU Resources Group, Inc.	40,574	911,292
ONE Gas, Inc.	11,303	900,962
Portland General Electric Co.	18,377	859,860

		21,447,804

Total Common Stocks & Other Equity Interests (Cost $235,286,994)		232,606,805

Money Market Funds-0.18%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(d)(e) (Cost $414,215)	414,215	414,215

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateralfrom securities on loan)-100.08% (Cost $235,701,209)		233,021,020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.94%
Invesco Private Government Fund, 0.01%(d)(f)(g) (Cost $4,505,994)	4,505,994	$4,505,994

TOTAL INVESTMENTS IN SECURITIES-102.02% (Cost $240,207,203)		237,527,014
OTHER ASSETS LESS LIABILITIES-(2.02)%		(4,692,229)

NET ASSETS-100.00%		$232,834,785

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$308,843	$11,550,227	$(11,444,855)	$-	$-	$414,215	$7,017
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	2,387,283	75,342,677	(77,729,960)	-	-	-	46,667
Invesco Liquid Assets Portfolio, Institutional Class*	734,961	20,158,758	(20,893,340)	-	(379)	-	17,195
Invesco Private Government Fund	-	8,625,349	(4,119,355)	-	-	4,505,994	2

Total	$3,431,087	$115,677,011	$(114,187,510)	$-	$(379)	$4,920,209	$70,881

*	At April 30, 2020, this security was no longer held.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Zacks Mid-Cap ETF (CZA)–(continued)

April 30, 2020

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(f)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco Zacks Multi-Asset Income ETF (CVY)

April 30, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-77.12%
Communication Services-2.43%
NetEase, Inc., ADR (China)	3,218	$1,110,081
Telefonica S.A., ADR (Spain)(b)	173,272	790,121
ViacomCBS, Inc., Class B	65,988	1,138,953

		3,039,155

Consumer Discretionary-4.65%
Dick’s Sporting Goods, Inc.	27,210	799,702
General Motors Co.	52,665	1,173,903
Hanesbrands, Inc.	82,539	820,437
M.D.C. Holdings, Inc.	12,955	378,934
Penske Automotive Group, Inc.	11,412	410,604
Royal Caribbean Cruises Ltd.	18,557	867,911
Whirlpool Corp.	12,183	1,361,328

		5,812,819

Energy-15.56%
Arch Coal, Inc., Class A	10,932	319,105
BP Midstream Partners L.P.	93,526	1,069,937
Cabot Oil & Gas Corp.	114,360	2,472,463
CNX Midstream Partners L.P.	125,668	948,793
DCP Midstream, L.P.	116,493	1,060,086
Delek US Holdings, Inc.	44,150	1,030,902
Ecopetrol S.A., ADR (Colombia)	58,924	615,756
Enable Midstream Partners L.P.	279,988	1,271,146
Eni S.p.A., ADR (Italy)(b)	43,114	809,681
Enterprise Products Partners L.P.	36,709	644,610
Equinor ASA, ADR (Norway)	64,332	873,629
HollyFrontier Corp.	29,048	959,746
Magellan Midstream Partners L.P.	15,239	626,780
MPLX L.P.	70,466	1,275,435
Noble Midstream Partners L.P.	105,549	773,674
NuStar Energy L.P.	46,343	564,458
Phillips 66 Partners L.P.	12,423	528,599
Plains All American Pipeline L.P.	77,333	682,850
Royal Dutch Shell PLC, Class A, ADR (United Kingdom)(b)	32,148	1,065,063
TOTAL S.A., ADR (France)	25,906	910,596
USA Compression Partners L.P.	119,079	953,823

		19,457,132

Financials-28.83%
American International Group, Inc.	36,729	934,018
Associated Banc-Corp.	30,087	425,430
Banco Santander Brasil S.A., ADR (Brazil)	173,068	851,495
BancorpSouth Bank	20,527	449,336
Bank of New York Mellon Corp. (The)	40,167	1,507,869
Bank OZK	42,306	956,962
BankUnited, Inc.	17,555	347,765
BOK Financial Corp.	7,162	370,920
Chimera Investment Corp.(b)	38,101	296,045
CIT Group, Inc.	25,797	489,627
Citigroup, Inc.	24,107	1,170,636
Citizens Financial Group, Inc.	48,244	1,080,183
CNA Financial Corp.	12,116	382,623
Comerica, Inc.	29,257	1,019,899
Evercore, Inc., Class A	14,991	773,536
Fidelity National Financial, Inc.	26,222	709,305
First American Financial Corp.	17,911	826,055

	Shares	Value
Financials-(continued)
First Horizon National Corp.(b)	73,501	$667,389
First Midwest Bancorp, Inc.	28,400	419,752
Hancock Whitney Corp.	15,091	315,553
Home BancShares, Inc.	30,260	463,886
Jefferies Financial Group, Inc.	51,159	701,901
JPMorgan Chase & Co.	13,241	1,267,958
KB Financial Group, Inc., ADR (South Korea)	28,319	796,897
Lincoln National Corp.	21,256	753,950
Lloyds Banking Group PLC, ADR (United Kingdom)	334,571	525,276
M&T Bank Corp.	10,730	1,202,618
Manulife Financial Corp. (Canada)	62,795	791,217
MetLife, Inc.	35,145	1,268,032
Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	177,958	710,052
Navient Corp.	89,043	678,508
Pacific Premier Bancorp, Inc.	19,533	417,030
Prudential Financial, Inc.	19,900	1,241,163
Renasant Corp.	18,675	489,845
S&T Bancorp, Inc.	15,447	412,589
Santander Consumer USA Holdings, Inc.(b)	42,885	668,577
Simmons First National Corp., Class A	23,601	441,339
State Street Corp.	23,591	1,487,177
Sumitomo Mitsui Financial Group, Inc., ADR (Japan)	137,697	724,286
Synchrony Financial	54,011	1,068,878
Synovus Financial Corp.	34,385	722,429
TCF Financial Corp.	27,919	828,915
U.S. Bancorp	32,980	1,203,770
United Community Banks, Inc.	20,305	429,349
Unum Group	43,266	754,992
Webster Financial Corp.	26,294	742,806
Zions Bancorporation N.A.	39,464	1,247,457

		36,035,295

Health Care-2.13%
CVS Health Corp.	25,959	1,597,776
GlaxoSmithKline PLC, ADR (United Kingdom)	25,269	1,063,067

		2,660,843

Industrials-6.53%
Caterpillar, Inc.	12,950	1,507,121
Cummins, Inc.	10,377	1,696,639
Delta Air Lines, Inc.	32,644	845,806
Deluxe Corp.	14,724	414,775
GrafTech International Ltd.(b)	122,934	998,224
Hillenbrand, Inc.	22,025	461,424
Knoll, Inc.	28,204	328,859
Pitney Bowes, Inc.	164,346	580,141
Snap-on, Inc.	7,206	938,870
Wabash National Corp.	47,956	393,239

		8,165,098

Information Technology-3.45%
DXC Technology Co.	63,459	1,150,512
Hewlett Packard Enterprise Co.	125,388	1,261,403
Plantronics, Inc.(b)	40,753	575,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2020

	Shares	Value
Information Technology-(continued)
QIWI PLC, ADR (Russia)	63,353	$774,174
Xerox Holdings Corp.	30,382	555,687

		4,317,208

Materials-4.96%
Eastman Chemical Co.	16,641	1,006,947
Nucor Corp.	37,169	1,530,991
PolyOne Corp.	42,584	991,781
Steel Dynamics, Inc.	39,487	958,350
SunCoke Energy, Inc.	103,719	326,715
Ternium S.A., ADR (Luxembourg)	70,281	955,119
Worthington Industries, Inc.	16,055	424,494

		6,194,397

Real Estate-8.58%
Easterly Government Properties, Inc.	22,687	610,507
Gaming and Leisure Properties, Inc.	33,567	947,932
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,012	420,186
Lamar Advertising Co., Class A	13,035	751,468
Life Storage, Inc.	12,705	1,112,831
Medical Properties Trust, Inc.	71,912	1,232,572
Newmark Group, Inc., Class A	52,151	202,346
Office Properties Income Trust	10,150	278,110
Omega Healthcare Investors, Inc.	38,011	1,108,021
RPT Realty	26,941	183,737
Ryman Hospitality Properties, Inc.	12,971	458,395
SL Green Realty Corp.	19,345	1,026,252
Spirit Realty Capital, Inc.	31,849	979,675
VICI Properties, Inc.	62,693	1,092,112
Washington REIT	13,890	323,915

		10,728,059

Total Common Stocks & Other Equity Interests (Cost $132,272,271)		96,410,006

Preferred Stocks-12.56%
Financials-11.26%
American Equity Investment Life Holding Co., Series A, Pfd., 5.95%	71,303	1,656,369
Athene Holding Ltd., Series A, Pfd., 6.35%	28,459	690,700
Bank of America Corp., Series GG, Pfd., 6.00%	37,641	1,020,824
Capital One Financial Corp., Series I, Pfd., 5.00%	73,587	1,707,218
JPMorgan Chase & Co., Series DD, Pfd., 5.75%	49,194	1,311,020
JPMorgan Chase & Co., Series EE, Pfd., 6.00%	54,620	1,493,311
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%	36,449	960,796
SVB Financial Group, Series A, Pfd., 5.25%	70,883	1,759,316
U.S. Bancorp, Series F, Pfd., 6.50%	32,226	870,424
Wells Fargo & Co., Class A, Series L, Conv Pfd., 7.50%	1,194	1,670,215
Wells Fargo & Co., Series Q, Pfd., 5.85%	37,042	936,792

		14,076,985

	Shares	Value
Utilities-1.30%
Dominion Energy, Inc., Series A, Conv. Pfd., 7.25%	16,516	$1,622,367

Total Preferred Stocks (Cost $16,153,223)		15,699,352

Closed-End Funds-10.04%
AllianceBernstein Global High Income Fund, Inc.	79,425	768,834
Ares Dynamic Credit Allocation Fund, Inc.(b)	32,214	346,623
Barings Global Short Duration High Yield Fund	45,299	498,289
BlackRock Multi-Sector Income Trust	79,677	1,070,062
Blackstone/GSO Strategic Credit Fund	70,257	757,370
First Trust Intermediate Duration Preferred & Income Fund(b)	73,630	1,508,679
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.(b)	49,695	264,874
NexPoint Strategic Opportunities Fund	100,604	979,883
Nuveen Global High Income Fund	21,476	260,289
Nuveen Preferred & Income Opportunities Fund	80,904	660,986
Nuveen Preferred & Income Term Fund	20,332	419,449
PGIM Global High Yield Fund, Inc.	45,865	537,996
PGIM High Yield Bond Fund, Inc.	45,591	562,137
PIMCO Energy & Tactical Credit Opportunities Fund(b)	124,323	978,422
Pioneer High Income Trust	35,141	240,013
Templeton Emerging Markets Income Fund	86,795	646,623
Wells Fargo Income Opportunities Fund	67,269	458,102
Western Asset Global High Income Fund, Inc.	29,861	251,131
Western Asset High Income Fund II, Inc.	146,233	805,744
Western Asset High Yield Defined Opportunity Fund, Inc.	41,196	532,252

Total Closed-End Funds (Cost $16,290,424)		12,547,758

Money Market Funds-0.11%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.21%(c)(d) (Cost $135,923)	135,923	135,923

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.83% (Cost $164,851,841)		124,793,039

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.89%
Invesco Private Government Fund, 0.01%(c)(e)(f) (Cost $6,119,212)	6,119,212	6,119,212

TOTAL INVESTMENTS IN SECURITIES-104.72% (Cost $170,971,053)		130,912,251
OTHER ASSETS LESS LIABILITIES-(4.72)%		(5,905,490)

NET ASSETS-100.00%		$125,006,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2020

Investment Abbreviations:

ADR	-American Depositary Receipt
Conv.	-Convertible
Pfd. -	Preferred
REIT	- Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$319,271	$13,798,135	$(13,981,483)	$-	$-	$135,923	$5,269
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	9,407,906	72,153,943	(81,561,849)	-	-	-	75,319
Invesco Liquid Assets Portfolio, Institutional Class*	3,646,618	20,127,596	(23,773,987)	-	(227)	-	26,937
Invesco Private Government Fund	-	12,728,566	(6,609,354)	-	-	6,119,212	3

Total	$13,373,795	$118,808,240	$(125,926,673)	$-	$(227)	$6,255,135	$107,528

*	At April 30, 2020, this security was no longer held.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(e)	The rate shown is the 3-day SEC standardized yield as of April 30, 2020. The money market fund commenced operations on April 28, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

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67

Statements of Assets and Liabilities

April 30, 2020

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Assets:
Unaffiliated investments in securities, at value(a)	$613,848,122	$678,444,747	$53,582,738	$243,929,624
Affiliated investments in securities, at value	174,720	-	87,584	1,627,169
Cash	-	-	39	-
Receivable for:
Dividends	295,171	989,178	70,200	197,671
Securities lending	207	-	77	1,126
Investments sold	-	3,317,062	-	2,567,358
Fund shares sold	-	-	-	-
Foreign tax reclaims	-	-	-	-
Other assets	-	-	-	2,936

Total assets	614,318,220	682,750,987	53,740,638	248,325,884

Liabilities:
Due to custodian	2,117	75,757	-	-
Payable for:
Investments purchased	-	-	-	-
Collateral upon return of securities loaned	-	-	12,523	1,415,763
Fund shares repurchased	-	3,318,870	-	2,569,343
Accrued advisory fees	240,679	278,922	6,579	55,418
Accrued trustees’ and officer’s fees	67,979	93,633	33,597	33,519
Accrued expenses	154,213	274,958	84,154	164,233

Total liabilities	464,988	4,042,140	136,853	4,238,276

Net Assets	$613,853,232	$678,708,847	$53,603,785	$244,087,608

Net assets consist of:
Shares of beneficial interest	$693,764,393	$1,153,869,789	$58,965,675	$313,653,645
Distributable earnings (loss)	(79,911,161)	(475,160,942)	(5,361,890)	(69,566,037)

Net Assets	$613,853,232	$678,708,847	$53,603,785	$244,087,608

Shares outstanding (unlimited amount authorized, $0.01 par value)	12,550,000	20,450,000	1,000,000	4,750,000
Net asset value	$48.91	$33.19	$53.60	$51.39

Market price	$48.93	$33.23	$53.54	$51.43

Unaffiliated investments in securities, at cost	$567,287,682	$755,738,714	$55,280,367	$297,125,803

Affiliated investments in securities, at cost	$174,720	$-	$87,584	$1,627,169

(a) Includes securities on loan with an aggregate value of:	$-	$-	$12,035	$1,307,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$44,144,841	$518,872,291	$23,577,120	$45,059,862	$74,478,658	$52,687,623	$232,606,805	$124,657,116
124,965	2,247,563	771,948	2,253,522	2,321,555	2,466,828	4,920,209	6,255,135

36	6,298,086	-	-	-	-	646	61,077
43,906	206,302	10,503	7,444	23,600	32,726	297,890	347,182
-	420	145	2,988	578	636	4,940	11,483
-	5,553,219	52,409	-	-	-	-	181,575
-	-	-	-	1,695,494	-	-	-
-	-	-	-	-	-	-	28,653
-	-	-	-	911	-	-	-

44,313,748	533,177,881	24,412,125	47,323,816	78,520,796	55,187,813	237,830,490	131,542,221

-	-	-	-	-	-	-	-

-	6,298,085	66,894	-	1,695,355	-	-	-
-	1,859,473	658,378	2,133,001	1,981,012	2,256,766	4,505,994	6,119,212
-	5,555,731	-	-	-	-	-	-
14,592	116,618	5,341	18,054	31,600	34,071	104,651	69,027
27,026	49,690	32,186	34,858	34,185	36,925	13,536	12,558
81,660	250,620	71,392	77,937	84,952	81,600	371,524	334,663

123,278	14,130,217	834,191	2,263,850	3,827,104	2,409,362	4,995,705	6,535,460

$44,190,470	$519,047,664	$23,577,934	$45,059,966	$74,693,692	$52,778,451	$232,834,785	$125,006,761

$63,253,667	$617,107,010	$30,961,708	$74,789,542	$115,061,721	$100,514,269	$354,803,037	$591,165,839
(19,063,197)	(98,059,346)	(7,383,774)	(29,729,576)	(40,368,029)	(47,735,818)	(121,968,252)	(466,159,078)

$44,190,470	$519,047,664	$23,577,934	$45,059,966	$74,693,692	$52,778,451	$232,834,785	$125,006,761

1,400,000	9,600,000	500,000	1,750,000	2,300,000	2,300,000	4,050,000	7,900,800
$31.56	$54.07	$47.16	$25.75	$32.48	$22.95	$57.49	$15.82

$31.62	$54.17	$47.33	$25.81	$32.56	$22.92	$57.59	$15.84

$54,750,896	$501,008,838	$24,843,959	$57,279,106	$73,957,945	$70,904,457	$235,286,994	$164,715,918

$124,965	$2,247,563	$771,948	$2,253,522	$3,006,195	$2,881,796	$4,920,209	$6,255,135

$-	$1,727,878	$628,510	$2,002,785	$1,766,155	$2,172,050	$4,265,689	$5,587,044

69

Statements of Operations

For the year ended April 30, 2020

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Investment income:
Unaffiliated dividend income	$6,698,530	$28,555,351	$1,509,018	$5,050,096
Affiliated dividend income	4,054	13,290	1,728	3,676
Securities lending income	2,283	76,705	1,266	4,798
Foreign withholding tax	(469)	-	(105)	-

Total investment income	6,704,398	28,645,346	1,511,907	5,058,570

Expenses:
Advisory fees	3,575,053	4,790,662	148,598	931,643
Sub-licensing fees	214,519	287,459	12,264	70,282
Accounting & administration fees	72,458	87,018	19,043	36,634
Professional fees	28,831	33,059	33,522	24,983
Custodian & transfer agent fees	11,892	92,526	2,402	2,440
Trustees’ and officer’s fees	3,085	1,095	1,606	5,782
Recapture (Note 3)	-	-	-	-
Proxy fees	10,652	12,170	5,379	6,834
Other expenses	53,781	82,068	14,440	17,610

Total expenses	3,970,271	5,386,057	237,254	1,096,208

Less: Waivers	(421)	(1,533)	(83,466)	(458)

Net expenses	3,969,850	5,384,524	153,788	1,095,750

Net investment income	2,734,548	23,260,822	1,358,119	3,962,820

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(29,939,202)	(46,903,457)	(1,312,346)	(3,981,691)
Affiliated investment securities	(1,141)	(1,958)	28	(688)
Unaffiliated in-kind redemptions	31,573,968	67,859,038	9,089,679	25,356,657
Affiliated in-kind redemptions	-	-	-	-

Net realized gain (loss)	1,633,625	20,953,623	7,777,361	21,374,278

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,563,915)	(111,369,858)	(10,435,877)	(72,293,220)
Affiliated investment securities	-	-	-	-

Change in net unrealized appreciation (depreciation)	(2,563,915)	(111,369,858)	(10,435,877)	(72,293,220)

Net realized and unrealized gain (loss)	(930,290)	(90,416,235)	(2,658,516)	(50,918,942)

Net increase (decrease) in net assets resulting from operations	$1,804,258	$(67,155,413)	$(1,300,397)	$(46,956,122)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$1,421,598	$7,260,197	$396,113	$1,060,298	$956,457	$1,541,460	$6,002,193	$8,518,940
2,070	8,197	2,056	5,661	47,565	14,494	7,017	5,269
48	12,054	9,354	120,086	76,194	24,013	30,063	93,841
-	-	(610)	-	(2,019)	(1,437)	(80,934)	(101,325)

1,423,716	7,280,448	406,913	1,186,045	1,078,197	1,578,530	5,958,339	8,516,725

156,637	1,782,839	62,835	162,565	237,158	215,109	1,408,028	993,085
11,704	140,770	4,921	11,246	18,571	14,985	398,141	273,475
20,749	59,887	19,741	18,778	25,508	22,724	26,358	22,881
23,597	26,315	22,989	23,205	23,539	23,732	27,411	27,972
(332)	6,096	8,873	3,103	1,296	319	(15,347)	(21,179)
3,330	5,941	1,352	1,247	1,807	1,023	12,080	11,055
-	21,413	-	-	-	-	-	-
5,412	9,836	5,118	5,305	5,531	5,486	7,009	6,578
20,029	33,570	15,293	18,928	14,200	14,198	40,221	47,153

241,126	2,086,667	141,122	244,377	327,610	297,576	1,903,901	1,361,020

(25,287)	(884)	(73,306)	(20,667)	(5,227)	(3,048)	(70,160)	(70,180)

215,839	2,085,783	67,816	223,710	322,383	294,528	1,833,741	1,290,840

1,207,877	5,194,665	339,097	962,335	755,814	1,284,002	4,124,598	7,225,885

(3,604,557)	(96,258,391)	(1,482,480)	(4,882,133)	(26,512,164)	(8,474,132)	(60,319,294)	(20,680,443)
(53)	(753)	(6,883)	(77,033)	(3,552)	4,306	(379)	(227)
10,254,675	74,894,492	5,175,153	1,858,985	12,654,885	7,926,055	24,565,462	6,929,639
-	-	-	614	(32,665)	(49,713)	-	-

6,650,065	(21,364,652)	3,685,790	(3,099,567)	(13,893,496)	(593,484)	(35,754,211)	(13,751,031)

(16,203,911)	(50,799,327)	(5,276,206)	(14,324,539)	1,578,035	(18,084,600)	(26,558,694)	(45,415,395)
-	-	5,973	61,462	(684,640)	(422,058)	-	-

(16,203,911)	(50,799,327)	(5,270,233)	(14,263,077)	893,395	(18,506,658)	(26,558,694)	(45,415,395)

(9,553,846)	(72,163,979)	(1,584,443)	(17,362,644)	(13,000,101)	(19,100,142)	(62,312,905)	(59,166,426)

$(8,345,969)	$(66,969,314)	$(1,245,346)	$(16,400,309)	$(12,244,287)	$(17,816,140)	$(58,188,307)	$(51,940,541)

71

Statements of Changes in Net Assets

For the years ended April 30, 2020 and 2019

	Invesco Dynamic Large Cap Growth ETF (PWB)		Invesco Dynamic Large Cap Value ETF (PWV)
	2020	2019	2020	2019
Operations:
Net investment income	$2,734,548	$7,001,660	$23,260,822	$29,172,858
Net realized gain	1,633,625	105,973,106	20,953,623	13,398,749
Change in net unrealized appreciation (depreciation)	(2,563,915)	(35,132,757)	(111,369,858)	(6,337,818)

Net increase (decrease) in net assets resulting from operations	1,804,258	77,842,009	(67,155,413)	36,233,789

Distributions to Shareholders from:
Distributable earnings	(3,959,644)	(6,443,887)	(23,553,592)	(30,425,316)

Shareholder Transactions:
Proceeds from shares sold	178,104,838	1,092,157,365	649,013,031	1,132,813,955
Value of shares repurchased	(320,152,787)	(975,214,347)	(920,957,180)	(1,470,780,669)

Net increase (decrease) in net assets resulting from share transactions	(142,047,949)	116,943,018	(271,944,149)	(337,966,714)

Net increase (decrease) in net assets	(144,203,335)	188,341,140	(362,653,154)	(332,158,241)

Net assets:
Beginning of year	758,056,567	569,715,427	1,041,362,001	1,373,520,242

End of year	$613,853,232	$758,056,567	$678,708,847	$1,041,362,001

Changes in Shares Outstanding:
Shares sold	3,700,000	23,450,000	16,750,000	30,700,000
Shares repurchased	(6,700,000)	(21,050,000)	(24,650,000)	(40,400,000)
Shares outstanding, beginning of year	15,550,000	13,150,000	28,350,000	38,050,000

Shares outstanding, end of year	12,550,000	15,550,000	20,450,000	28,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco S&P 100 Equal Weight ETF (EQWL)		Invesco S&P 500 GARP ETF (SPGP)		Invesco S&P 500 Value with Momentum ETF (SPVM)
2020	2019	2020	2019	2020	2019

$1,358,119	$1,294,737	$3,962,820	$2,317,449	$1,207,877	$2,730,514
7,777,361	2,149,351	21,374,278	64,597,541	6,650,065	6,205,794
(10,435,877)	2,515,237	(72,293,220)	(28,437,893)	(16,203,911)	(688,220)

(1,300,397)	5,959,325	(46,956,122)	38,477,097	(8,345,969)	8,248,088

(1,428,681)	(1,304,748)	(3,901,450)	(2,249,583)	(1,457,710)	(2,896,174)

31,109,175	7,797,449	642,533,001	185,270,437	57,047,832	37,879,375
(34,525,038)	(12,935,448)	(576,675,930)	(200,765,120)	(99,062,800)	(51,760,892)

(3,415,863)	(5,137,999)	65,857,071	(15,494,683)	(42,014,968)	(13,881,517)

(6,144,941)	(483,422)	14,999,499	20,732,831	(51,818,647)	(8,529,603)

59,748,726	60,232,148	229,088,109	208,355,278	96,009,117	104,538,720

$53,603,785	$59,748,726	$244,087,608	$229,088,109	$44,190,470	$96,009,117

550,000	150,000	10,900,000	3,550,000	1,450,000	1,000,000
(600,000)	(250,000)	(10,300,000)	(3,750,000)	(2,450,000)	(1,350,000)
1,050,000	1,150,000	4,150,000	4,350,000	2,400,000	2,750,000

1,000,000	1,050,000	4,750,000	4,150,000	1,400,000	2,400,000

73

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2020 and 2019

	Invesco S&P MidCap Momentum ETF (XMMO)		Invesco S&P MidCap Quality ETF (XMHQ)
	2020	2019	2020	2019
Operations:
Net investment income	$5,194,665	$361,214	$339,097	$330,122
Net realized gain (loss)	(21,364,652)	30,078,199	3,685,790	134,306
Change in net unrealized appreciation (depreciation)	(50,799,327)	48,819,462	(5,270,233)	1,534,003

Net increase (decrease) in net assets resulting from operations	(66,969,314)	79,258,875	(1,245,346)	1,998,431

Distributions to Shareholders from:
Distributable earnings	(5,444,864)	(462,502)	(380,076)	(332,865)

Shareholder Transactions:
Proceeds from shares sold	820,038,691	563,499,131	25,271,317	4,602,453
Value of shares repurchased	(854,475,733)	(148,655,440)	(25,440,250)	(4,540,537)

Net increase (decrease) in net assets resulting from share transactions	(34,437,042)	414,843,691	(168,933)	61,916

Net increase (decrease) in net assets	(106,851,220)	493,640,064	(1,794,355)	1,727,482

Net assets:
Beginning of year	625,898,884	132,258,820	25,372,289	23,644,807

End of year	$519,047,664	$625,898,884	$23,577,934	$25,372,289

Changes in Shares Outstanding:
Shares sold	13,800,000	10,700,000	500,000	100,000
Shares repurchased	(14,800,000)	(3,000,000)	(500,000)	(100,000)
Shares outstanding, beginning of year	10,600,000	2,900,000	500,000	500,000

Shares outstanding, end of year	9,600,000	10,600,000	500,000	500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P MidCap Value with Momentum ETF (XMVM)		Invesco S&P SmallCap Momentum ETF (XSMO)		Invesco S&P SmallCap Value with Momentum ETF (XSVM)
2020	2019	2020	2019	2020	2019

$962,335	$1,318,181	$755,814	$295,957	$1,284,002	$1,400,869
(3,099,567)	1,111,056	(13,893,496)	10,609,298	(593,484)	5,829,672
(14,263,077)	1,644,497	893,395	(8,272,119)	(18,506,658)	(4,276,176)

(16,400,309)	4,073,734	(12,244,287)	2,633,136	(17,816,140)	2,954,365

(1,210,276)	(1,232,093)	(991,067)	(300,605)	(1,515,253)	(1,557,211)

90,418,608	22,829,725	66,730,263	95,646,223	65,680,011	35,535,262
(79,556,774)	(19,891,008)	(68,295,726)	(56,698,990)	(72,363,809)	(31,021,428)

10,861,834	2,938,717	(1,565,463)	38,947,233	(6,683,798)	4,513,834

(6,748,751)	5,780,358	(14,800,817)	41,279,764	(26,015,191)	5,910,988

51,808,717	46,028,359	89,494,509	48,214,745	78,793,642	72,882,654

$45,059,966	$51,808,717	$74,693,692	$89,494,509	$52,778,451	$78,793,642

2,750,000	750,000	1,800,000	2,550,000	2,150,000	1,150,000
(2,600,000)	(650,000)	(1,900,000)	(1,600,000)	(2,450,000)	(950,000)
1,600,000	1,500,000	2,400,000	1,450,000	2,600,000	2,400,000

1,750,000	1,600,000	2,300,000	2,400,000	2,300,000	2,600,000

75

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2020 and 2019

	Invesco Zacks Mid-Cap ETF (CZA)		Invesco Zacks Multi-Asset Income ETF (CVY)
	2020	2019	2020	2019
Operations:
Net investment income	$4,124,598	$3,453,963	$7,225,885	$9,727,257
Net realized gain (loss)	(35,754,211)	10,626,641	(13,751,031)	(434,277)
Change in net unrealized appreciation (depreciation)	(26,558,694)	12,178,808	(45,415,395)	1,699,362

Net increase (decrease) in net assets resulting from operations	(58,188,307)	26,259,412	(51,940,541)	10,992,342

Distributions to Shareholders from:
Distributable earnings	(4,349,983)	(2,835,826)	(6,961,730)	(9,787,271)

Shareholder Transactions:
Proceeds from shares sold	285,893,791	255,472,076	72,379,834	300,491,601
Value of shares repurchased	(255,539,330)	(269,461,073)	(117,691,114)	(358,936,477)

Net increase (decrease) in net assets resulting from share transactions	30,354,461	(13,988,997)	(45,311,280)	(58,444,876)

Net increase (decrease) in net assets	(32,183,829)	9,434,589	(104,213,551)	(57,239,805)

Net assets:
Beginning of year	265,018,614	255,584,025	229,220,312	286,460,117

End of year	$232,834,785	$265,018,614	$125,006,761	$229,220,312

Changes in Shares Outstanding:
Shares sold	3,850,000	3,800,000	3,150,000	13,550,000
Shares repurchased	(3,550,000)	(4,000,000)	(5,550,000)	(16,350,000)
Shares outstanding, beginning of year	3,750,000	3,950,000	10,300,800	13,100,800

Shares outstanding, end of year	4,050,000	3,750,000	7,900,800	10,300,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Financial Highlights

Invesco Dynamic Large Cap Growth ETF (PWB)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$48.75	$43.32	$35.00	$30.82	$30.19

Net investment income(a)	0.19	0.48	0.27	0.24	0.19
Net realized and unrealized gain on investments	0.24	5.39	8.32	4.19	0.62

Total from investment operations	0.43	5.87	8.59	4.43	0.81

Distributions to shareholders from:
Net investment income	(0.27)	(0.44)	(0.27)	(0.25)	(0.18)

Net asset value at end of year	$48.91	$48.75	$43.32	$35.00	$30.82

Market price at end of year(b)	$48.93	$48.77	$43.38	$35.02	$30.81

Net Asset Value Total Return(c)	0.92%	13.69%	24.63%	14.46%	2.70%
Market Price Total Return(c)	0.91%	13.57%	24.73%	14.57%	2.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$613,853	$758,057	$569,715	$441,053	$443,752
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.55%	0.57%	0.57%	0.57%
Expenses, prior to Waivers	0.56%	0.55%	0.57%	0.57%	0.57%
Net investment income	0.38%	1.06%	0.68%	0.74%	0.64%
Portfolio turnover rate(d)	166%	181%	119%	116%	97%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Large Cap Value ETF (PWV)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$36.73	$36.10	$35.26	$30.01	$31.43

Net investment income(a)	0.91	0.84	0.73	0.67	0.73
Net realized and unrealized gain (loss) on investments	(3.52)	0.68	0.83	5.28	(1.43)

Total from investment operations	(2.61)	1.52	1.56	5.95	(0.70)

Distributions to shareholders from:
Net investment income	(0.93)	(0.89)	(0.72)	(0.70)	(0.72)

Net asset value at end of year	$33.19	$36.73	$36.10	$35.26	$30.01

Market price at end of year(b)	$33.23	$36.74	$36.13	$35.27	$30.00

Net Asset Value Total Return(c)	(7.12)%	4.32%	4.39%	20.06%	(2.17)%
Market Price Total Return(c)	(7.04)%	4.26%	4.44%	20.14%	(2.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$678,709	$1,041,362	$1,373,520	$1,256,973	$975,299
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.55%	0.56%	0.56%	0.57%
Expenses, prior to Waivers	0.56%	0.55%	0.56%	0.56%	0.57%
Net investment income	2.43%	2.33%	1.96%	2.04%	2.44%
Portfolio turnover rate(d)	142%	189%	128%	118%	98%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Financial Highlights–(continued)

Invesco S&P 100 Equal Weight ETF (EQWL)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$56.90		$52.38	$46.71	$39.77	$40.24

Net investment income(a)	1.30		1.14	0.88	0.74	0.78
Net realized and unrealized gain (loss) on investments	(3.22)		4.52	5.63	6.95	(0.48)

Total from investment operations	(1.92)		5.66	6.51	7.69	0.30

Distributions to shareholders from:
Net investment income	(1.38)		(1.14)	(0.84)	(0.75)	(0.77)

Net asset value at end of year	$53.60		$56.90	$52.38	$46.71	$39.77

Market price at end of year(b)	$53.54		$56.91	$52.42	$46.75	$39.73

Net Asset Value Total Return(c)	(3.34)%		11.04%	14.02%	19.58%	0.81%
Market Price Total Return(c)	(3.46)%		10.98%	14.01%	19.80%	0.78%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$53,604		$59,749	$60,232	$39,703	$33,805
Ratio to average net assets of:
Expenses, after Waivers	0.26	%(d)	0.25%	0.25%	0.25%	0.26%
Expenses, prior to Waivers	0.40	%(d)	0.41%	0.47%	0.54%	0.54%
Net investment income	2.28	%(d)	2.13%	1.74%	1.74%	1.99%
Portfolio turnover rate(e)	51%		24%	32%	27%	101%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the years ended April 30, 2020 and April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Financial Highlights–(continued)

Invesco S&P 500 GARP ETF (SPGP)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$55.20	$47.90	$38.49	$32.92	$33.84

Net investment income(a)	0.71	0.47	0.35	0.29	0.28
Net realized and unrealized gain (loss) on investments	(3.81)	7.29	9.38	5.61	(0.91)

Total from investment operations	(3.10)	7.76	9.73	5.90	(0.63)

Distributions to shareholders from:
Net investment income	(0.71)	(0.46)	(0.32)	(0.33)	(0.29)

Net asset value at end of year	$51.39	$55.20	$47.90	$38.49	$32.92

Market price at end of year(b)	$51.43	$55.18	$47.94	$38.50	$32.92

Net Asset Value Total Return(c)	(5.56)%	16.35%	25.36%	18.06%	(1.89)%
Market Price Total Return(c)	(5.45)%	16.20%	25.44%	18.09%	(1.83)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$244,088	$229,088	$208,355	$146,256	$151,415
Ratio to average net assets of:
Expenses, after Waivers	0.34%	0.36%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.34%	0.36%	0.39%	0.39%	0.39%
Net investment income	1.23%	0.92%	0.80%	0.84%	0.85%
Portfolio turnover rate(d)	110%	17%	19%	30%	105%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the years ended April 30, 2020 and April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Financial Highlights–(continued)

Invesco S&P 500 Value with Momentum ETF (SPVM)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$40.00		$38.01	$35.60	$29.58	$30.63

Net investment income(a)	0.87		1.03	0.93	0.73	0.80
Net realized and unrealized gain (loss) on investments	(8.26)		2.06	2.28	6.13	(1.09)

Total from investment operations	(7.39)		3.09	3.21	6.86	(0.29)

Distributions to shareholders from:
Net investment income	(1.05)		(1.10)	(0.80)	(0.84)	(0.76)

Net asset value at end of year	$31.56		$40.00	$38.01	$35.60	$29.58

Market price at end of year(b)	$31.62		$39.99	$38.03	$35.63	$29.55

Net Asset Value Total Return(c)	(18.74)%		8.40%	9.07%	23.47%	(0.84)%
Market Price Total Return(c)	(18.57)%		8.31%	9.04%	23.69%	(0.92)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$44,190		$96,009	$104,539	$74,770	$68,029
Ratio to average net assets of:
Expenses, after Waivers	0.40	%(d)	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.45	%(d)	0.41%	0.44%	0.46%	0.55%
Net investment income	2.24	%(d)	2.70%	2.49%	2.23%	2.78%
Portfolio turnover rate(e)	127%		32%	25%	28%	77%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the years ended April 30, 2020 and April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Financial Highlights–(continued)

Invesco S&P MidCap Momentum ETF (XMMO)

	Years Ended April 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$59.05	$45.61	$34.85	$29.14	$31.95

Net investment income(a)	0.49	0.06	0.02	0.09	0.07
Net realized and unrealized gain (loss) on investments	(4.92)	13.47	10.79	5.70	(2.72)

Total from investment operations	(4.43)	13.53	10.81	5.79	(2.65)

Distributions to shareholders from:
Net investment income	(0.55)	(0.09)	(0.05)	(0.08)	(0.16)

Net asset value at end of year	$54.07	$59.05	$45.61	$34.85	$29.14

Market price at end of year(b)	$54.17	$59.07	$45.71	$34.85	$29.12

Net Asset Value Total Return(c)	(7.45)%	29.72%	31.05%	19.89%	(8.34)%
Market Price Total Return(c)	(7.32)%	29.48%	31.34%	19.98%	(8.40)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$519,048	$625,899	$132,259	$67,967	$67,015
Ratio to average net assets of:
Expenses, after Waivers	0.34%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.34%	0.39%	0.43%	0.46%	0.44%
Net investment income	0.84%	0.12%	0.05%	0.30%	0.25%
Portfolio turnover rate(d)	194%	30%	29%	49%	147%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the years ended April 30, 2020 and April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Financial Highlights–(continued)

Invesco S&P MidCap Quality ETF (XMHQ)

	Years Ended April 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$50.74		$47.29	$43.74	$38.93	$40.34

Net investment income(a)	0.67		0.66	0.60	0.54	0.56
Net realized and unrealized gain (loss) on investments	(3.49)		3.46	3.53	4.86	(1.41)

Total from investment operations	(2.82)		4.12	4.13	5.40	(0.85)

Distributions to shareholders from:
Net investment income	(0.76)		(0.67)	(0.58)	(0.59)	(0.56)

Net asset value at end of year	$47.16		$50.74	$47.29	$43.74	$38.93

Market price at end of year(b)	$47.33		$50.72	$47.30	$43.74	$38.89

Net Asset Value Total Return(c)	(5.52)%		8.85%	9.50%	14.00%	(2.02)%
Market Price Total Return(c)	(5.15)%		8.78%	9.52%	14.11%	(2.14)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,578		$25,372	$23,645	$26,242	$23,357
Ratio to average net assets of:
Expenses, after Waivers	0.27	%(d)	0.25%	0.25%	0.25%	0.26%
Expenses, prior to Waivers	0.56	%(d)	0.61%	0.66%	0.68%	0.69%
Net investment income	1.35	%(d)	1.36%	1.31%	1.32%	1.50%
Portfolio turnover rate(e)	130%		30%	28%	36%	135%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the years ended April 30, 2020 and April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Financial Highlights–(continued)

Invesco S&P MidCap Value with Momentum ETF (XMVM)

	Years Ended April 30,

	2020		2019	2018	2017	2016

Per Share Operating Performance:
Net asset value at beginning of year	$32.38		$30.69	$31.00	$27.22	$27.55
Net investment income(a)	0.54		0.84	0.69	0.68	0.68
Net realized and unrealized gain (loss) on investments	(6.49)		1.64	(0.26)	3.80	(0.37)
Total from investment operations	(5.95)		2.48	0.43	4.48	0.31
Distributions to shareholders from:
Net investment income	(0.68)		(0.79)	(0.74)	(0.70)	(0.64)
Net asset value at end of year	$25.75		$32.38	$30.69	$31.00	$27.22
Market price at end of year(b)	$25.81		$32.36	$30.69	$31.00	$27.21
Net Asset Value Total Return(c)	(18.59)%		8.36%	1.39%	16.60%	1.35%
Market Price Total Return(c)	(18.34)%		8.30%	1.39%	16.64%	1.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$45,060		$51,809	$46,028	$68,203	$50,364
Ratio to average net assets of:
Expenses, after Waivers	0.40	%(d)	0.39%	0.39%	0.39%	0.39	%(e)
Expenses, prior to Waivers	0.44	%(d)	0.48%	0.51%	0.49%	0.54	%(e)
Net investment income	1.72	%(d)	2.73%	2.24%	2.28%	2.62%
Portfolio turnover rate(f)	128%		49%	52%	39%	131%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the years ended April 30, 2020 and April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Financial Highlights–(continued)

Invesco S&P SmallCap Momentum ETF (XSMO)

	Years Ended April 30,

	2020	2019	2018	2017	2016

Per Share Operating Performance:
Net asset value at beginning of year	$37.29	$33.25	$28.50	$23.23	$25.22
Net investment income(a)	0.34	0.13	0.14	0.07	0.06
Net realized and unrealized gain (loss) on investments	(4.71)	4.04	4.75	5.27	(1.93)
Total from investment operations	(4.37)	4.17	4.89	5.34	(1.87)
Distributions to shareholders from:
Net investment income	(0.44)	(0.13)	(0.14)	(0.07)	(0.12)
Net asset value at end of year	$32.48	$37.29	$33.25	$28.50	$23.23
Market price at end of year(b)	$32.56	$37.31	$33.31	$28.49	$23.26
Net Asset Value Total Return(c)	(11.70)%	12.55%	17.18%	23.02%	(7.47)%
Market Price Total Return(c)	(11.53)%	12.41%	17.43%	22.82%	(7.31)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$74,694	$89,495	$48,215	$34,195	$26,719
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39	%(d)
Expenses, prior to Waivers	0.40%	0.44%	0.59%	0.65%	0.67	%(d)
Net investment income	0.92%	0.37%	0.47%	0.29%	0.27%
Portfolio turnover rate(e)	180%	44%	43%	55%	144%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the years ended April 30, 2020 and April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Financial Highlights–(continued)

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

	Years Ended April 30,

	2020		2019	2018	2017	2016

Per Share Operating Performance:
Net asset value at beginning of year	$30.31		$30.37	$29.27	$23.87	$25.75
Net investment income(a)(b)	0.51		0.58	0.63	0.52	0.63
Net realized and unrealized gain (loss) on investments	(7.27)		0.03	1.04	5.55	(1.91)
Total from investment operations	(6.76)		0.61	1.67	6.07	(1.28)
Distributions to shareholders from:
Net investment income	(0.60)		(0.67)	(0.57)	(0.67)	(0.60)
Net asset value at end of year	$22.95		$30.31	$30.37	$29.27	$23.87
Market price at end of year(c)	$22.92		$30.30	$30.40	$29.26	$23.88
Net Asset Value Total Return(d)	(22.43)%		2.13%	5.73%	25.64%	(4.93)%
Market Price Total Return(d)	(22.51)%		2.00%	5.87%	25.54%	(4.90)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$52,778		$78,794	$72,883	$83,415	$59,668
Ratio to average net assets of:
Expenses, after Waivers	0.40	%(e)	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40	%(e)	0.44%	0.46%	0.46%	0.50%
Net investment income(b)	1.73	%(e)	1.88%	2.12%	1.90%	2.67%
Portfolio turnover rate(f)	136%		52%	56%	50%	137%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the years ended April 30, 2020 and April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Financial Highlights–(continued)

Invesco Zacks Mid-Cap ETF (CZA)

	Year Ended April 30,				Eight Months Ended April 30, 2018		Years Ended August 31,
	2020		2019				2017	2016	2015

Per Share Operating Performance:
Net asset value at beginning of period	$70.67		$64.70		$61.60		$53.00	$49.05	$49.97
Net investment income(a)	1.03		0.90		0.53		0.81	0.87	0.50
Net realized and unrealized gain (loss) on investments	(13.14)		5.82		3.29		8.81	3.73	(1.05)
Total from investment operations	(12.11)		6.72		3.82		9.62	4.60	(0.55)
Distributions to shareholders from:
Net investment income	(1.07)		(0.75)		(0.72)		(1.02)	(0.65)	(0.37)
Net asset value at end of period	$57.49		$70.67		$64.70		$61.60	$53.00	$49.05
Market price at end of period	$57.59	(b)	$70.75	(b)	$64.75	(b)	$61.67	$52.94	$49.09
Net Asset Value Total Return(c)	(17.51)%		10.68%		6.19%		18.40%	9.53%	(1.11)%
Market Price Total Return(c)	(17.46)%		10.72%		6.14%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$232,835		$265,019		$255,584		$203,284	$143,100	$149,597
Ratio to average net assets of:
Expenses, after Waivers	0.65	%(d)(e)	0.65	%(d)	0.65	%(f)	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.68	%(d)(e)	0.70	%(d)	0.74	%(f)	0.74%	0.74%	0.73%
Net investment income	1.46	%(e)	1.36%		1.23	%(f)	1.43%	1.78%	1.01%
Portfolio turnover rate(g)	144%		170%		136%		181%	172%	164%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights–(continued)

Invesco Zacks Multi-Asset Income ETF (CVY)

	Year Ended April 30,				Eight Months Ended April 30, 2018		Years Ended August 31,
	2020		2019				2017	2016	2015

Per Share Operating Performance:
Net asset value at beginning of period	$22.25		$21.87		$21.11		$19.75	$19.92	$26.06
Net investment income(a)(b)	0.77		0.81		0.49		0.80	0.87	1.30
Net realized and unrealized gain (loss) on investments	(6.45)		0.38		0.94		1.46	(0.06)	(6.10)
Total from investment operations	(5.68)		1.19		1.43		2.26	0.81	(4.80)
Distributions to shareholders from:
Net investment income.	(0.75)		(0.81)		(0.59)		(0.60)	(0.98)	(1.31)
Return of capital	-		-		(0.08)		(0.30)	-	(0.03)
Total distributions	(0.75)		(0.81)		(0.67)		(0.90)	(0.98)	(1.34)
Net asset value at end of period	$15.82		$22.25		$21.87		$21.11	$19.75	$19.92
Market price at end of period	$15.84	(c)	$22.27	(c)	$21.87	(c)	$21.08	$19.74	$19.89
Net Asset Value Total Return(d)	(25.93)%		5.67%		6.83%		11.73%	4.49%	(18.90)%
Market Price Total Return(d)	(25.91)%		5.76%		6.98%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$125,007		$229,220		$286,460		$346,144	$427,658	$647,321
Ratio to average net assets of:
Expenses, after Waivers	0.65	%(e)(f)	0.65	%(e)	0.65	%(e)(g)	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.69	%(e)(f)	0.71	%(e)	0.74	%(e)(g)	0.72%	0.73%	0.71%
Net investment income(b)	3.64	%(f)	3.71%		3.38	%(g)	3.93%	4.62%	5.68%
Portfolio turnover rate(h)	203%		196%		142%		203%	228%	213%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Dynamic Large Cap Growth ETF (PWB)	“Dynamic Large Cap Growth ETF”

Invesco Dynamic Large Cap Value ETF (PWV)	“Dynamic Large Cap Value ETF”

Invesco S&P 100 Equal Weight ETF (EQWL)	“S&P 100 Equal Weight ETF”

Invesco S&P 500 GARP ETF (SPGP)	“S&P 500 GARP ETF”

Invesco S&P 500 Value with Momentum ETF (SPVM)	“S&P 500 Value with Momentum ETF”

Invesco S&P MidCap Momentum ETF (XMMO)	“S&P MidCap Momentum ETF”

Invesco S&P MidCap Quality ETF (XMHQ)	“S&P MidCap Quality ETF”

Invesco S&P MidCap Value with Momentum ETF (XMVM)	“S&P MidCap Value with Momentum ETF”

Invesco S&P SmallCap Momentum ETF (XSMO)	“S&P SmallCap Momentum ETF”

Invesco S&P SmallCap Value with Momentum ETF (XSVM)	“S&P SmallCap Value with Momentum ETF”

Invesco Zacks Mid-Cap ETF (CZA)	“Zacks Mid-Cap ETF”

Invesco Zacks Multi-Asset Income ETF (CVY)	“Zacks Multi-Asset Income ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Dynamic Large Cap Growth ETF	Dynamic Large Cap Growth IntellidexSM Index

Dynamic Large Cap Value ETF	Dynamic Large Cap Value IntellidexSM Index

S&P 100 Equal Weight ETF	S&P 100® Equal Weight Index

S&P 500 GARP ETF	S&P 500® GARP Index

S&P 500 Value with Momentum ETF	S&P 500® High Momentum Value Index

S&P MidCap Momentum ETF	S&P MidCap 400® Momentum Index

S&P MidCap Quality ETF	S&P MidCap 400® Quality Index

S&P MidCap Value with Momentum ETF	S&P MidCap 400® High Momentum Value Index

S&P SmallCap Momentum ETF	S&P SmallCap 600 Momentum Index

S&P SmallCap Value with Momentum ETF	S&P SmallCap 600 High Momentum Value Index

Zacks Mid-Cap ETF	Zacks Mid-Cap Core Index

Zacks Multi-Asset Income ETF	Zacks Multi-Asset Income Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A.  Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent

89

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.  Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to each Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Investing in ETFs and Other Investment Companies Risk. Because certain Funds may invest in ETFs and other investment companies, a Fund’s investment performance may depend on the investment performance of the funds in which it invests. An investment in an investment company is subject to the risks associated with that investment company. Certain Funds will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to a Fund’s investments in other investment companies.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

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Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

REIT Risk. REITs are securities that invest substantially all of their assets in real estate, trade like stocks and may qualify for special tax considerations. In addition to the risks pertaining to real estate investments more generally, such as declining property values or rising interest rates, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and a REIT’s shareholders will incur a proportionate share of those expenses.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Risk. For certain Funds, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other

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criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly (except for Zacks Mid-Cap ETF, which declares and pays dividends from net investment income, if any, to shareholders annually) and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a

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risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF and S&P SmallCap Value with Momentum ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.25% of the Fund’s average daily net assets. Each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF and S&P SmallCap Value with Momentum ETF from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2022. The Expense Cap for each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF is 0.25% of the Fund’s average daily net assets per year, through at least August 31, 2022. The Expense Cap for each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF is 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2022 and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2022. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the fiscal year ended April 30, 2020 under this Expense Cap for Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, S&P 500 GARP ETF and S&P MidCap Momentum ETF.

Through April 6, 2020, the Adviser agreed to reimburse Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF in the amount equal to the licensing fees that each Fund paid that caused the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.65%.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

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For the fiscal year ended April 30, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Large Cap Growth ETF	$421

Dynamic Large Cap Value ETF	1,533

S&P 100 Equal Weight ETF	83,466

S&P 500 GARP ETF	458

S&P 500 Value with Momentum ETF	25,287

S&P MidCap Momentum ETF	884

S&P MidCap Quality ETF	73,306

S&P MidCap Value with Momentum ETF	20,667

S&P SmallCap Momentum ETF	5,227

S&P SmallCap Value with Momentum ETF	3,048

Zacks Mid-Cap ETF	70,160

Zacks Multi-Asset Income ETF	70,180

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2020 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/21	4/30/22	4/30/23

S&P 100 Equal Weight ETF	$301,286	$117,735	$100,279	$83,272

S&P 500 Value with Momentum ETF	94,456	44,708	24,689	25,059

S&P MidCap Quality ETF	267,298	105,995	88,198	73,105

S&P MidCap Value with Momentum ETF	130,245	64,988	44,814	20,443

S&P SmallCap Momentum ETF	121,691	78,817	37,890	4,984

S&P SmallCap Value with Momentum ETF	92,643	53,922	35,923	2,798

Zacks Mid-Cap ETF	221,163	36,226	115,557	69,380

Zacks Multi-Asset Income ETF	268,818	54,833	144,419	69,566

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Dynamic Large Cap Growth ETF	ICE Data Indices, LLC

Dynamic Large Cap Value ETF	ICE Data Indices, LLC

S&P 100 Equal Weight ETF	S&P Dow Jones Indices LLC

S&P 500 GARP ETF	S&P Dow Jones Indices LLC

S&P 500 Value with Momentum ETF	S&P Dow Jones Indices LLC

S&P MidCap Momentum ETF	S&P Dow Jones Indices LLC

S&P MidCap Quality ETF	S&P Dow Jones Indices LLC

S&P MidCap Value with Momentum ETF	S&P Dow Jones Indices LLC

S&P SmallCap Momentum ETF	S&P Dow Jones Indices LLC

S&P SmallCap Value with Momentum ETF	S&P Dow Jones Indices LLC

Zacks Mid-Cap ETF	Zacks Investment Research, Inc.

Zacks Multi-Asset Income ETF	Zacks Investment Research, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The

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Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)

Dynamic Large Cap Growth ETF	$15,060,118	$13,832,036	$(1,500,853)

Dynamic Large Cap Value ETF	12,608,595	14,729,775	490,567

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2020, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

S&P 100 Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$53,582,738	$-	$-	$53,582,738

Money Market Funds	75,061	12,523	-	87,584

Total Investments	$53,657,799	$12,523	$-	$53,670,322

S&P 500 GARP ETF

Investments in Securities

Common Stocks & Other Equity Interests	$243,929,624	$-	$-	$243,929,624

Money Market Funds	211,406	1,415,763	-	1,627,169

Total Investments	$244,141,030	$1,415,763	$-	$245,556,793

S&P MidCap Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$518,872,291	$-	$-	$518,872,291

Money Market Funds	388,090	1,859,473	-	2,247,563

Total Investments	$519,260,381	$1,859,473	$-	$521,119,854

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	Level 1	Level 2	Level 3	Total

S&P MidCap Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$23,577,120	$-	$-	$23,577,120

Money Market Funds	113,570	658,378	-	771,948

Total Investments	$23,690,690	$658,378	$-	$24,349,068

S&P MidCap Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$45,059,862	$-	$-	$45,059,862

Money Market Funds	120,521	2,133,001	-	2,253,522

Total Investments	$45,180,383	$2,133,001	$-	$47,313,384

S&P SmallCap Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$74,680,399	$-	$-	$74,680,399

Money Market Funds	138,802	1,981,012	-	2,119,814

Total Investments	$74,819,201	$1,981,012	$-	$76,800,213

S&P SmallCap Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$52,783,690	$-	$-	$52,783,690

Money Market Funds	113,995	2,256,766	-	2,370,761

Total Investments	$52,897,685	$2,256,766	$-	$55,154,451

Zacks Mid-Cap ETF

Investments in Securities

Common Stocks & Other Equity Interests	$232,606,805	$-	$-	$232,606,805

Money Market Funds	414,215	4,505,994	-	4,920,209

Total Investments	$233,021,020	$4,505,994	$-	$237,527,014

Zacks Multi-Asset Income ETF

Investments in Securities

Common Stocks & Other Equity Interests	$96,410,006	$-	$-	$96,410,006

Preferred Stocks	15,699,352	-	-	15,699,352

Closed-End Funds	12,547,758	-	-	12,547,758

Money Market Funds	135,923	6,119,212	-	6,255,135

Total Investments	$124,793,039	$6,119,212	$-	$130,912,251

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2020 and 2019:

	2020	2019
	Ordinary	Ordinary
	Income	Income

Dynamic Large Cap Growth ETF	$3,959,644	$6,443,887

Dynamic Large Cap Value ETF	23,553,592	30,425,316

S&P 100 Equal Weight ETF	1,428,681	1,304,748

S&P 500 GARP ETF	3,901,450	2,249,583

S&P 500 Value with Momentum ETF	1,457,710	2,896,174

S&P MidCap Momentum ETF	5,444,864	462,502

S&P MidCap Quality ETF	380,076	332,865

S&P MidCap Value with Momentum ETF	1,210,276	1,232,093

S&P SmallCap Momentum ETF	991,067	300,605

S&P SmallCap Value with Momentum ETF	1,515,253	1,557,211

Zacks Mid-Cap ETF	4,349,983	2,835,826

Zacks Multi-Asset Income ETF	6,961,730	9,787,271

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Tax Components of Net Assets at Fiscal Year-End:

			Net
			Unrealized
	Undistributed	Temporary	Appreciation		Shares of
	Ordinary	Book/Tax	(Depreciation)-	Capital Loss	Beneficial	Total
	Income	Differences	Investments	Carryforwards	Interest	Net Assets

Dynamic Large Cap Growth ETF	$1,443	$(54,167)	$46,385,871	$(126,244,308)	$693,764,393	$613,853,232

Dynamic Large Cap Value ETF	1,336,198	(75,841)	(84,791,966)	(391,629,333)	1,153,869,789	678,708,847

S&P 100 Equal Weight ETF	64,442	(26,512)	(2,569,238)	(2,830,582)	58,965,675	53,603,785

S&P 500 GARP ETF	436,190	(23,760)	(54,454,782)	(15,523,685)	313,653,645	244,087,608

S&P 500 Value with Momentum ETF	40,944	(19,989)	(10,985,890)	(8,098,262)	63,253,667	44,190,470

S&P MidCap Momentum ETF	-	(37,342)	14,839,861	(112,861,865)	617,107,010	519,047,664

S&P MidCap Quality ETF	8,184	(25,536)	(1,483,853)	(5,882,569)	30,961,708	23,577,934

S&P MidCap Value with Momentum ETF	32,501	(27,770)	(12,469,232)	(17,265,075)	74,789,542	45,059,966

S&P SmallCap Momentum ETF	-	(26,936)	(604,705)	(39,736,388)	115,061,721	74,693,692

S&P SmallCap Value with Momentum ETF	-	(29,641)	(18,976,394)	(28,729,783)	100,514,269	52,778,451

Zacks Mid-Cap ETF	529,262	(74,189)	(4,122,003)	(118,301,322)	354,803,037	232,834,785

Zacks Multi-Asset Income ETF	36,936	(736,454)	(41,228,331)	(424,231,229)	591,165,839	125,006,761

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2020:

	No expiration
	Short-Term	Long-Term	Total*

Dynamic Large Cap Growth ETF	$126,244,308	$-	$126,244,308

Dynamic Large Cap Value ETF	339,419,567	52,209,766	391,629,333

S&P 100 Equal Weight ETF	1,220,925	1,609,657	2,830,582

S&P 500 GARP ETF	5,311,003	10,212,682	15,523,685

S&P 500 Value with Momentum ETF	4,069,540	4,028,722	8,098,262

S&P MidCap Momentum ETF	103,360,838	9,501,027	112,861,865

S&P MidCap Quality ETF	2,592,179	3,290,390	5,882,569

S&P MidCap Value with Momentum ETF	11,783,324	5,481,751	17,265,075

S&P SmallCap Momentum ETF	30,432,426	9,303,962	39,736,388

S&P SmallCap Value with Momentum ETF	15,394,159	13,335,624	28,729,783

Zacks Mid-Cap ETF	111,482,375	6,818,947	118,301,322

Zacks Multi-Asset Income ETF	350,341,874	73,889,355	424,231,229

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Dynamic Large Cap Growth ETF	$1,179,427,417	$1,179,153,822

Dynamic Large Cap Value ETF	1,328,696,787	1,329,387,554

S&P 100 Equal Weight ETF	29,712,929	30,176,227

S&P 500 GARP ETF	344,090,812	347,033,820

S&P 500 Value with Momentum ETF	72,083,587	71,529,258

S&P MidCap Momentum ETF	1,175,648,370	1,179,477,175

S&P MidCap Quality ETF	32,181,492	32,830,079

S&P MidCap Value with Momentum ETF	69,687,427	70,120,503

S&P SmallCap Momentum ETF	147,667,329	145,935,915

97

	Purchases	Sales

S&P SmallCap Value with Momentum ETF	$99,480,529	$99,139,815

Zacks Mid-Cap ETF	402,757,553	398,978,034

Zacks Multi-Asset Income ETF	405,447,988	398,207,342

For the fiscal year ended April 30, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered

Dynamic Large Cap Growth ETF	$178,076,632	$321,872,082

Dynamic Large Cap Value ETF	647,308,996	918,247,508

S&P 100 Equal Weight ETF	31,075,871	34,079,337

S&P 500 GARP ETF	642,002,399	573,265,548

S&P 500 Value with Momentum ETF	56,758,647	99,500,797

S&P MidCap Momentum ETF	819,589,937	849,267,367

S&P MidCap Quality ETF	25,139,006	24,677,377

S&P MidCap Value with Momentum ETF	89,933,573	78,763,720

S&P SmallCap Momentum ETF	66,522,959	69,876,965

S&P SmallCap Value with Momentum ETF	65,186,009	72,157,205

Zacks Mid-Cap ETF	285,663,664	258,548,152

Zacks Multi-Asset Income ETF	65,109,873	114,940,555

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

Dynamic Large Cap Growth ETF	$67,581,376	$(21,195,505)	$46,385,871	$567,636,971

Dynamic Large Cap Value ETF	16,407,475	(101,199,441)	(84,791,966)	763,236,713

S&P 100 Equal Weight ETF	4,520,645	(7,089,883)	(2,569,238)	56,239,560

S&P 500 GARP ETF	6,085,724	(60,540,506)	(54,454,782)	300,011,575

S&P 500 Value with Momentum ETF	757,278	(11,743,168)	(10,985,890)	55,255,696

S&P MidCap Momentum ETF	37,706,687	(22,866,826)	14,839,861	506,279,993

S&P MidCap Quality ETF	1,534,969	(3,018,822)	(1,483,853)	25,832,921

S&P MidCap Value with Momentum ETF	838,124	(13,307,356)	(12,469,232)	59,782,616

S&P SmallCap Momentum ETF	5,206,168	(5,810,873)	(604,705)	77,404,918

S&P SmallCap Value with Momentum ETF	1,164,221	(20,140,615)	(18,976,394)	74,130,845

Zacks Mid-Cap ETF	18,897,115	(23,019,118)	(4,122,003)	241,649,017

Zacks Multi-Asset Income ETF	1,381,867	(42,610,198)	(41,228,331)	172,140,582

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2020, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

Dynamic Large Cap Growth ETF	$ -	$(30,756,218)	$30,756,218

Dynamic Large Cap Value ETF	-	(60,868,873)	60,868,873

S&P 100 Equal Weight ETF	-	(8,945,981)	8,945,981

S&P 500 GARP ETF	-	(22,931,674)	22,931,674

S&P 500 Value with Momentum ETF	-	(9,829,722)	9,829,722

S&P MidCap Momentum ETF	308,555	(70,673,398)	70,364,843

S&P MidCap Quality ETF	113	(5,072,713)	5,072,600

98

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

S&P MidCap Value with Momentum ETF	$ -	$(1,089,330)	$1,089,330

S&P SmallCap Momentum ETF	189,203	(11,466,350)	11,277,147

S&P SmallCap Value with Momentum ETF	(62,039)	(7,032,571)	7,094,610

Zacks Mid-Cap ETF	156,386	(24,137,922)	23,981,536

Zacks Multi-Asset Income ETF	(732,335)	(5,661,269)	6,393,604

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for each of the two years in the period ended April 30, 2020 and for the eight months ended April 30, 2018) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020, and each of the financial highlights for each of the five years in the period ended April 30, 2020 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for each of the two years in the period ended April 30, 2020 and for the eight months ended April 30, 2018) in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Zacks Mid-Cap ETF (Predecessor Fund Guggenheim Mid-Cap Core ETF) and Invesco Zacks Multi-Asset Income ETF (Predecessor Fund Guggenheim Multi-Asset Income ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2020

100

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

101

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

In addition to the fees and expenses which the Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2019	April 30, 2020	Six-Month Period	Six-Month Period(1)

Invesco Dynamic Large Cap Growth ETF (PWB)

Actual	$1,000.00	$1,011.30	0.55%	$2.75

Hypothetical (5% return before expenses)	1,000.00	1,022.13	0.55	2.77

Invesco Dynamic Large Cap Value ETF (PWV)

Actual	1,000.00	859.50	0.56	2.59

Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.56	2.82

Invesco S&P 100 Equal Weight ETF (EQWL)

Actual	1,000.00	932.10	0.24	1.15

Hypothetical (5% return before expenses)	1,000.00	1,023.67	0.24	1.21

Invesco S&P 500 GARP ETF (SPGP)

Actual	1,000.00	881.90	0.33	1.54

Hypothetical (5% return before expenses)	1,000.00	1,023.22	0.33	1.66

102

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco S&P 500 Value with Momentum ETF (SPVM)

Actual	$1,000.00	$786.30	0.38%	$1.69

Hypothetical (5% return before expenses)	1,000.00	1,022.97	0.38	1.91

Invesco S&P MidCap Momentum ETF (XMMO)

Actual	1,000.00	921.60	0.34	1.62

Hypothetical (5% return before expenses)	1,000.00	1,023.17	0.34	1.71

Invesco S&P MidCap Quality ETF (XMHQ)

Actual	1,000.00	937.40	0.23	1.11

Hypothetical (5% return before expenses)	1,000.00	1,023.72	0.23	1.16

Invesco S&P MidCap Value with Momentum ETF (XMVM)

Actual	1,000.00	778.60	0.38	1.68

Hypothetical (5% return before expenses)	1,000.00	1,022.97	0.38	1.91

Invesco S&P SmallCap Momentum ETF (XSMO)

Actual	1,000.00	860.90	0.38	1.76

Hypothetical (5% return before expenses)	1,000.00	1,022.97	0.38	1.91

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

Actual	1,000.00	747.10	0.38	1.65

Hypothetical (5% return before expenses)	1,000.00	1,022.97	0.38	1.91

Invesco Zacks Mid-Cap ETF (CZA)

Actual	1,000.00	793.90	0.65	2.90

Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.65	3.27

Invesco Zacks Multi-Asset Income ETF (CVY)

Actual	1,000.00	722.70	0.64	2.74

Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.64	3.22

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

103

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2020:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco Dynamic Large Cap Growth ETF	0%	100%	100%
Invesco Dynamic Large Cap Value ETF	0%	100%	100%
Invesco S&P 100 Equal Weight ETF	0%	100%	100%
Invesco S&P 500 GARP ETF	0%	100%	100%
Invesco S&P 500 Value with Momentum ETF	0%	100%	100%
Invesco S&P MidCap Momentum ETF	23%	77%	76%
Invesco S&P MidCap Quality ETF	0%	100%	99%
Invesco S&P MidCap Value with Momentum ETF	4%	94%	93%
Invesco S&P SmallCap Momentum ETF	26%	51%	51%
Invesco S&P SmallCap Value with Momentum ETF	10%	90%	90%
Invesco Zacks Mid-Cap ETF	0%	100%	95%
Invesco Zacks Multi-Asset Income ETF	8%	76%	63%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

104

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	215	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	215	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

105

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	215	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

106

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	215	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

107

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	215	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	215	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	215	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	215	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	215	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	215	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

111

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary President and Principal Executive Officer	Since 2011 Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (May 2020-present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (June 2020-present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (June 2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

112

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

113

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction

114

Approval of Investment Advisory Contracts (continued)

on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF; Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2022, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco CleantechTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

115

Approval of Investment Advisory Contracts (continued)

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X

116

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF	X	X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are included in the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X

117

Approval of Investment Advisory Contracts (continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco S&P 100 Equal Weight ETF			X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X	X	X
Invesco S&P 500 Value with Momentum ETF		X	X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

118

Approval of Investment Advisory Contracts (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Global Listed Private Equity ETF, Invesco S&P Spin-Off ETF, Invesco WilderHill Clean Energy ETF and Invesco Zacks Mid-Cap ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

119

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-5	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2020.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2020	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2019
Audit Fees	$ 914,600	$ 962,030
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 962,000	$ 472,745
All Other Fees	$ 0	$ 0
Total Fees	$ 1,876,600	$ 1,434,775

(1)

Tax Fees for the fiscal year ended April 30, 2020 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences. Tax Fees for the fiscal year ended April 30, 2019 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations and reviewing the final tax returns for the three 2019 liquidated funds.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018

Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or

fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:    June 26, 2009

Amended:    June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,727,000 for the fiscal year ended April 30, 2020 and $2,123,000 for the fiscal year ended April 30, 2019 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,390,000 for the fiscal year ended April 30, 2020 and $3,285,745 for the fiscal year ended April 30, 2019.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $32 million and non-audit services of approximately $21 million for the fiscal year ended 2020. The Audit Committee considered this information in evaluating PwC’s independence.

During the reporting period, PwC advised the Registrant’s Audit Committee of the following matters for consideration under the SEC auditor independence rules. PwC advised the Audit Committee that four PwC Managers and one PwC Partner each held financial interests either directly or, in the case of the PwC Partner, indirectly through his spouse’s employee benefit plan, in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that the impermissible investments were disposed of by the individuals, the Funds’ engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services or did not provide services of any kind to the Registrant or its affiliates and the investments were not material to the net worth of each individual or their respective immediate family members. PwC considered these mitigating factors in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality has not been adversely affected by these matters as they relate to the audit of the Registrant and that it can continue to serve as the independent registered public accounting firm for the Funds

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Invesco Exchange-Traded Fund Trust

By: /s/ Anna Paglia

Name:  Anna Paglia

Title:    President

Date:    July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Anna Paglia

Name:  Anna Paglia

Title:    President

Date:     July 8, 2020

By:/s/ Kelli Gallegos

Name:  Kelli Gallegos

Title:    Treasurer

Date:    July 8, 2020